OMB APPROVAL

OMB Number: 3235-0570

Expires: August 31, 2011

Estimated average burden hours per response: 18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07651

ING Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2009 to December 31, 2009

ITEM 1.                          REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2009

Classes ADV, I, S and S2

ING Variable Product Funds

Domestic Equity and Income Portfolios

■ ING Balanced Portfolio

■ ING Growth and Income Portfolio

Domestic Equity Growth Portfolio

■ ING Small Company Portfolio

Domestic Equity Value Portfolio

■ ING Opportunistic LargeCap Portfolio

Fixed-Income Portfolios

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

Global Equity Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	17

Report of Independent Registered Public Accounting Firm	19

Statements of Assets and Liabilities	20

Statements of Operations	24

Statements of Changes in Net Assets	26

Financial Highlights	30

Notes to Financial Statements	34

Portfolios of Investments	54

Tax Information	107

Director/Trustee and Officer Information	108

Advisory Contract Approval Discussion	112

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama's first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one's investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President & Chief Executive Officer
ING Funds
January 28, 2010

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to "green shoots", a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

"Cash-for-Clunkers" programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China's rate of gross domestic product ("GDP") growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for S&P 500® companies suffered their ninth straight

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2009

quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region's economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers' indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world's largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers' indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks to maximize investment return consistent with reasonable safety of principal, by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds and cash equivalents, based on the judgment of the Portfolio's management, of which of those sectors or mix thereof offers the best investment prospects. The Portfolio is managed by Vincent Costa, Christine Hurtsellers, Michael Hyman and Paul Zemsky, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 19.23% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Barclays Capital U.S. Aggregate Bond Index(2) and the Composite Index(3) (60% S&P 500® Index/40% Barclays Capital U.S. Aggregate Bond Index), which returned 26.46%, 5.93% and 18.40%, respectively, for the same period.

Portfolio Specifics: As the reporting period began, the financial world was on the brink of collapse after the failure of Lehman Brothers. Credit markets froze and the housing market cratered; global bond and stock markets suffered some of the worst performance since the crash of 1987. Bank failures escalated and central banks across the world provided unprecedented policy action in the form of massive fiscal and monetary stimulus. This gloomy picture brightened in March, however, when Citibank announced a return to profitability. A rally ensued; equity markets rewarded investors with positive performance, and the year finished on a strong note.

Throughout the period, the Portfolio was either neutral or overweight equities. Our most recent equity overweight was from August through November. We believed that the U.S. recession had reached an end, and expected a recovery in the United States and globally that would be stronger than consensus forecasts. The Portfolio ended the year in a neutral stance. We remained constructive on prospects for a U.S. and global economic recovery, and in particular on a continued recovery in earnings. Nevertheless, the recent equity rally brought stocks close to or even above fair value on some measures. Collectively, the Portfolio's asset allocation decisions added value.

The bond portion of the Portfolio represented a significant contribution to relative performance. The Portfolio's bond sleeve significantly outperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index. The sleeve rebounded smartly on the heels of non-agency residential mortgage-backed securities, an overweight to investment grade credit, and allocations to emerging market debt and high yield. Allocations to lower-rated investment grade corporate, especially financials, were also helpful. On the equity side, our larger-cap stock selection detracted from performance, more than offsetting our positive stock picks and overweight in mid-cap. The Portfolio's cash position also acted as a slight drag.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned and not on a qualitative evaluation of the bond versus the equity markets. The Portfolio is actively managed and may deviate from its strategic weights.

Current Strategy and Outlook: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Unemployment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 0.750%, due 11/30/11	3.7%
U.S. Treasury Note, 4.500%, due 08/15/39	1.4%
Microsoft Corp.	1.3%
Procter & Gamble Co.	1.2%
AT&T, Inc.	1.2%
International Business Machines Corp.	1.2%
Pfizer, Inc.	1.1%
ExxonMobil Corp.	1.1%
Government National Mortgage Association,
4.500%, due 01/15/40	1.1%
JPMorgan Chase & Co.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, Omar Aguilar, Ph.D. and James Kauffmann were replaced by Vincent Costa, Michael Hyman and Christine Hurtsellers as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S May 29, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	20.08%	—	—	(3.51)%		—		—
Class I	19.23%	0.74%	1.43%	—		—		—
Class S	18.94%	0.48%	—	—		3.24%		—
Class S2	—	—	—	—		—		35.82%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	(5.63	)%(4)	4.31	%(5)	54.56	%(6)
Barclays Capital Aggregate Bond Index(2)	5.93%	4.97%	6.33%	6.04	%(4)	4.42	%(5)	7.28	%(6)
Composite Index(3)	18.40%	2.52%	2.25%	(0.67	)%(4)	4.63	%(5)	33.93	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Composite Index consists of 60% of the return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Barclays Capital Aggregate U.S. Bond Index.

(4) Since inception performance for the indices is shown from January 1, 2007.

(5) Since inception performance for the indices is shown from June 1, 2003.

(6) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 30.24% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), which returned 26.46% for the same period.

Portfolio Specifics: Outperformance was due to strong stock selection, which was favorable in eight out of 10 sectors. In particular, stock picks in consumer discretionary and telecommunications were the largest contributors to the Portfolio's results.

Liberty Media Corp. ("Liberty") was one of the Portfolio's strongest performers in consumer discretionary. Strong results from DirecTV Group, Inc. ("DirecTV"), Liberty's largest holding, was largely driven by better-than-expected subscriber growth in the United States. DirecTV has also executed very well in a tough macro environment and its sticky sports packages and high-definition offerings continue to be competitive differentiators. In telecommunications, our investment in Sprint Nextel Corp. ("Sprint") aided results. We purchased this stock last year after it had significantly underperformed the telecommunication sector as well as its peers and was trading at depressed levels. Our thesis, that Sprint's turnaround efforts — including cost cutting and improved customer service — would lead to better-than-expected results, came to fruition in the first half of this year. We sold the Portfolio's position at that time.

In contrast, the Portfolio was hurt by a handful of securities including Wells Fargo & Co. ("Wells Fargo") and ExxonMobil Corp ("ExxonMobil"). Wells Fargo's stock price declined significantly in the first nine weeks of the year due to concerns over its capital levels and larger-than-expected losses related to its acquisition of banking firm Wachovia Bank NA ("Wachovia"). Through the rest of the year, the stock was able to recover most of the losses incurred during that period, but it failed to recover as quickly as its peers did. The Portfolio still owns Wells Fargo, as it is a premier banking franchise with a consistent record of effective execution. We expect Wells Fargo's acquisition of Wachovia to lead to positive synergies and allow its banking franchise to achieve national scale. Owning ExxonMobil detracted from the Portfolio's relative results as the stock price, along with other integrated oil and gas companies, lagged the energy sector — investors preferred early cycle securities with high sensitivity to commodity prices.

Current Strategy and Outlook: The Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or attractive capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. Top holdings include Wal-Mart Stores, Inc. ("Wal-Mart"), Apple, Inc. ("Apple") and Cisco Systems, Inc ("Cisco"). Wal-Mart is in the early phase of a project to improve its shopping experience. We believe this effort, along with overseas growth opportunities, will lead to better results going forward. Within technology, we like Apple and Cisco due to their long-term growth potential and the ability to sustain earnings in the near term.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	4.4%
Apple, Inc.	4.0%
Procter & Gamble Co.	3.3%
Cisco Systems, Inc.	3.1%
Wal-Mart Stores, Inc.	3.0%
JPMorgan Chase & Co.	2.9%
Pfizer, Inc.	2.6%
General Electric Co.	2.4%
Oracle Corp.	2.4%
PepsiCo, Inc.	2.2%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

*  Effective May 1, 2009, Mr. Pytosh was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	29.69%	—	—	(4.98)%		—		—
Class I	30.24%	1.50%	(2.18)%	—		—		—
Class S	30.03%	1.24%	—	—		3.91%		—
Class S2	—	—	—	—		—		52.46%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	(5.63	)%(2)	4.31	%(3)	54.56	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from June 1, 2003.

(4) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 27.56% compared to the Russell 2000® Index(1), which returned 27.17% for the same period.

Portfolio Specifics: Although the Russell 2000® Index lagged both large- and mid-caps for the year, it had one of its best recoveries on record, being down more than 31% on March 9 and subsequently rebounding more than 82%. In our opinion, lower quality, lower market capitalization stocks led the rally of 2009. The fourth quarter marked a shift as stocks, which in our view represent higher quality, higher-market capitalization companies, outperformed. We believe this shift reflected a focus on companies' fundamentals as market prices for many of these stocks already reflected expectations of a strong recovery.

Both sector allocation and stock selection benefited performance. Underweight positions in financials and healthcare helped, while an underweight position in consumer discretionary acted as a drag.

Stock selection in financials, energy, industrials and utilities benefited the Portfolio. Notable outperformance in financials was due to selection in commercial banks and capital markets. Energy benefited from selection in energy equipment and services. Selection in machinery, airfreight and logistics and airlines also helped most among industrials.

In contrast, stock selection in information technology, consumer staples, telecommunication services and consumer discretionary detracted from performance. In consumer discretionary, stock selection in household durables and specialty retail held back returns. In consumer staples, stock selection in food and staples retailing detracted from returns. Underperformance in telecommunication services was attributable to stock selection among wireless and diversified telecommunication services.

Cooper Tire and Rubber Co. ("Cooper Tire and Rubber") and Dril-Quip, Inc. ("Dril-Quip") contributed significantly to performance over the period. Cooper Tire and Rubber, which manufactures replacement tires, benefited from a significant improvement in company fundamentals, lower commodity input prices, pricing power and a favorable restructuring. The U.S. government imposed a tariff on imports of Chinese tires in the fall, which benefited U.S. tire manufacturers. A position in Dril-Quip, which manufactures offshore oil drilling and production equipment for use in deep water and harsh environments, also benefited results. Despite a weak start to the year for the oil services industry, the company benefited from an increase in drilling activity after mid-year. In particular, there was renewed interest in deep water drilling and Dril-Quip is one of the few providers of subsea equipment.

In contrast, ArvinMeritor, Inc. ("ArvinMeritor") and Spartan Stores, Inc. ("Spartan Stores") were two of the largest detractors from performance over the period. ArvinMeritor supplies a range of integrated systems for commercial trucks and light vehicles. We initiated a position earlier in the year. Unfortunately, the unfavorable economic environment hurt the stock, as bankruptcy concerns increased. We sold the stock before it rebounded later in the period. Spartan Stores operates as a grocery distributor and retailer, predominantly in Michigan and Indiana. Spartan's geographic exposure hurt it, as Michigan suffered a spike in unemployment brought on by the decline in the auto industry. Later, despite signs that the economy was stabilizing, the stock did not experience the same rebound that other retailers realized. The Portfolio continues to hold the stock, as we believe that the company will benefit as the auto industry recovers and unemployment in Michigan declines. In addition, the stock's valuation is reasonable and we believe management has led the business well against a challenging economic backdrop.

Current Strategy and Outlook: We believe that the economy will continue to recover slowly, and we remain focused on companies with strong balance sheets and good cash flow generation capabilities. The majority of stocks that have performed well since the low on March 9 have been lower quality, more cyclical companies, in our view. We believe that many of these stocks have become relatively expensive, as investors already have priced in expectations of rapid and strong earnings recovery. Now we are focusing on companies that we believe are less cyclical and more attractively valued, with a greater emphasis on earnings achievability. We continue to take advantage of market volatility to acquire what we believe are attractively valued companies.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

iShares Russell 2000 Index Fund	1.5%
Cleco Corp.	1.2%
Bally Technologies, Inc.	1.2%
Solera Holdings, Inc.	1.1%
Healthsouth Corp.	1.1%
SVB Financial Group	1.1%
Polycom, Inc.	1.1%
Fossil, Inc.	1.1%
Stifel Financial Corp.	1.1%
Wolverine World Wide, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S November 1, 2001	Since Inception of Class S2 February 27, 2009
Class ADV	26.96%	—	—	30.65%		—	—
Class I	27.56%	3.70%	4.86%	—		—
Class S	27.33%	3.38%	—	—		5.71%	—
Class S2	—	—	—	—		—	58.73%
Russell 2000® Index(1)	27.17%	0.51%	3.51%	27.17	%(2)	6.13%	62.88	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2) Since inception performance for the index is January 1, 2009.

(3) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING OPPORTUNISTIC LARGE CAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Opportunistic LargeCap Portfolio* (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.**

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 15.10% compared to the Standard and Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the Russell 1000® Value Index(2), which returned 26.46% and 19.69%, respectively, for the same period.

Portfolio specifics: The Portfolio began 2009 with an overweight in valuation factors, which worked until the middle of January and then reversed performance for the rest of the quarter, hurting returns.

Underperformance in market recognition factors, such as price momentum and analyst estimate revisions, was the main driver of underperformance. This underperformance was most severe in March and April and again in July and August. Quality factors also detracted from performance during the first three quarters of 2009, particularly factors like return on equity and return on assets. Free cash flow to net income was an exception within the quality buckets as it performed well. Within valuation, our model was overweight in high quality, value factors such as free cash flow to price, rather than deep value factors such as book to price and cash to price, which saw the steepest recoveries. Therefore, although the Portfolio was overweight valuation, our stress on high quality meant that the Portfolio did not reap the entire benefit of the valuation bounce-back.

During the first four months of the year, the Portfolio was benchmarked to the Russell 1000 Value Index. In that period, security selection in the energy, utilities and healthcare sectors was unfavorable. Selection in the industrials and consumer staples sectors benefited returns. An underweight position in the materials sector and an overweight position in the consumer staples sector detracted from returns, which was partially offset by an overweight allocation in utilities and an underweight in financials.

For the rest of the year, the Portfolio was benchmarked to the S&P 500 Index. In this period, security selection in the consumer discretionary and financials sectors was the primary detractor from returns. Sector allocation added to returns during the period, through underweight positions in energy and consumer staples.

The top detractors during the year included overweight positions Capital One Financial Corp., Regions Financial Corp. and Sprint Nextel Corp. The top contributors for the period included overweight positions in Wells Fargo & Co., General Electric Co. and Gap, Inc.

Current Strategy and Outlook: The Portfolio's quantitatively driven large-cap strategy applies a proprietary ranking process to detect unrecognized value in stocks of companies that we expect to outperform the market averages, because of what we believe are their strong business fundamentals. Our analysis positions the Portfolio to capitalize on what we believe are high-quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the period, the Portfolio was overweight information technology and industrials, and underweight consumer staples and energy.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

International Business Machines Corp.	3.6%
AT&T, Inc.	3.5%
Procter & Gamble Co.	3.2%
Pfizer, Inc.	3.2%
Microsoft Corp.	3.2%
General Electric Co.	2.7%
JPMorgan Chase & Co.	2.6%
EMC Corp.	2.3%
Oracle Corp.	2.2%
Marvell Technology Group Ltd.	2.1%

Portfolio holdings are subject to change daily.

*  Effective May 1, 2009, the Portfolio changed its name and principal investment strategy.

**  Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING OPPORTUNISTIC LARGECAP PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S July 16, 2001
Class ADV	14.74%	—	—	(9.07)%		—
Class I	15.10%	(1.06)%	(0.41)%	—		—
Class S	14.83%	(1.30)%	—	—		(1.74)%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	(5.63	)%(3)	0.95	%(4)
Russell 1000® Value Index(2)	19.69%	(0.25)%	2.47%	(8.96	)%(3)	2.25	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Opportunistic LargeCap Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the indices. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(2) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, which more closely tracks the types of securities in which the Portfolio invests than the S&P 500® Composite Stock Price Index.

(3) Since inception performance for the indices is shown from January 1, 2007.

(4) Since inception performance for the indices is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, Michael Hyman, Peter Guan and Christopher Diaz, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 11.57% compared to the Barclays Capital U.S. Aggregate Bond Index(1), which returned 5.93% for the same period.

Portfolio Specifics: In what was a very strong year for returns of risk-based bonds, despite a weak first quarter, corporate bonds posted excess returns of 22.76%, with utilities leading industrials and financials. Securitized assets also performed well on a relative basis. Commercial mortgage-backed securities ("CMBS") posted excess returns of 29.60%, while asset-backed securities ("ABS") returned 24.96%. Fixed-rate agency residential mortgage-backed securities ("RMBS") rose 4.82%.

It is difficult to gauge the excess returns of the non-agency RMBS bonds since they are not in the major indices; however, we estimate that excess returns may have reached 40% with prime and Alt-A RMBS outperforming home equity loans. The high beta, or non-investment grade, sectors fared extraordinarily well. Global high yield (HY) posted 59.62% of excess returns and emerging market debt ("EMD") returned 37.34%.

After a challenging first quarter, the Portfolio outperformed its benchmark due to significant sector overweights to credit, CMBS, ABS, and non-agency RMBS. Within corporate bonds, its combined overweight to financials (especially insurance companies and banks) and lower-rated bonds also proved beneficial, especially in the context of security selection. In addition, the broader themes of moving from consumer non-cyclicals to cyclicals and commodity-rally themed securities proved beneficial for most of the year.

The strategy was underweight U.S. Treasuries, agency debentures and agency RMBS and overweight riskier sectors as mentioned previously. Indeed, this call was intrinsically correct and we were very happy to underweight two modestly outperforming sectors in order to increase the strategy's overweight to even stronger performing sectors. Duration positioning, which varied over the year, was largely beneficial.

An overweight to high yield was a source of outperformance versus the benchmark while currency allocations to Brazil, Australia, India, Indonesia, and the euro were also beneficial in a period of generally weakening U.S. dollar.

Current Outlook and Strategy: Our key themes for 2010 are for, in our opinion, range-bound U.S. Treasury rates and little likelihood of Federal Reserve tightening in the first half of the year, due to expected high continuing unemployment and significant slack in the domestic economy. Although concerns about inflation may resurface intermittently, we believe that it will not be a problem for the near-term, especially given the decline in owner's equivalent rent and little wage pressure resulting from poor job growth. Given the expansion of domestic and global economies of late, market participants are paying greater attention to the need for an "exit strategy" from quantitative easing and the (near) zero interest rate policy which may well precede actual increases in the fed funds rate.

The Portfolio maintains an overweight to investment grade credit and non-agency RMBS, but we are trimming non-agency RMBS exposure. Additionally, we are overweight CMBS and ABS. We are underweight agency RMBS but may look to add floating rate paper given the opportunity. Our overweight to spread sectors leaves us with an underweight to U.S. Treasuries and agency debentures. We will tactically trade duration with a bias to staying short in the opening days of 2010 as recent economic data has been surprising markets by their strength versus market consensus.

Our new EMD model target is zero pending a better entry point while the high yield target has increased to 10% as we reduce our non-agency RMBS exposures. As 2010 evolves, we may revisit some of our winning trades from 2009 including reinitiating EMD exposures especially in economies that benefit from commodities, have high savings rates, may benefit from rising internal consumption, and a rebound in exports. We re-entered a long Brazilian real trade late in December while maintaining small currency exposures to India and Indonesia.

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)

Corporate Bonds/Notes	40.2%
U.S. Government Agency Obligations	29.6%
U.S. Treasury Obligations	18.7%
Collateralized Mortgage Obligations	12.3%
Asset-Backed Securities	3.5%
Other Bonds	2.4%
Preferred Stock	0.2%
Other Assets and Liabilities — Net	(6.9)%
Net Assets	100.0%

*  Includes short-term investments related to commercial paper, ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 0.750%, due 11/30/11	6.3%
U.S. Treasury Note, 4.500%, due 08/15/39	4.3%
U.S. Treasury Note, 1.125%, due 12/15/12	3.4%
Federal National Mortgage Association,
6.000%, due 01/15/33	2.7%
Brazil Notas do Tesouro Nacional Series F,
10.000%, due 01/01/11	2.4%
U.S. Treasury Note, 3.375%, due 11/15/19	2.0%
Federal National Mortgage Association,
5.500%, due 01/25/39	1.6%
Federal National Mortgage Association,
4.500%, due 01/25/39	1.5%
Federal Home Loan Mortgage Corporation,
5.000%, due 01/15/39	1.4%
Government National Mortgage Association,
4.500%, due 01/15/40	1.3%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, James Kauffmann was replaced by Christopher Diaz, Peter Guan, Michael Hyman and Christine Hurtsellers as portfolio co-managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	11.08%	—	—	2.01%		—		—
Class I	11.57%	3.05%	5.28%	—		—		—
Class S	11.38%	2.79%	—	—		4.17%		—
Class S2	—	—	—	—		—		14.59%
Barclays Capital Aggregate Bond Index(1)	5.93%	4.97%	6.33%	6.04	%(2)	5.39	%(3)	7.28	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Barclays Capital Aggregate U.S. Bond Index is an unmanaged index publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2) Since inception performance for the the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from May 1, 2002.

(4) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance*: For the year ended December 31, 2009, the Portfolio's shares provided a total return of 0.33% compared to the iMoneyNet First Tier Retail Index(1), which returned 0.16% for the same period.

Portfolio Specifics: For money market investors, 2009 was a year characterized by a low interest rate environment, continued government support in the U.S. and globally, with both struggling in the first half of the year followed by stabilization and modest recovery in the second half of the period.

The Portfolio's focus this past year has not been on maximizing yield and returns but on preserving capital, limiting credit risk and keeping an excess liquidity cushion due to elevated risks. The Portfolio did take on interest rate risk throughout the year, maintaining a weighted average maturity ("WAM") at the longer end of its maturity range by buying longer-term Treasury and agency securities. The Portfolio finished the year with a 73 day WAM. We avoided additional credit risk but gave up some incremental yield by not buying higher yielding debt of more marginal issuers and structured securities not covered by the government programs during the first half of the year. We started to add longer credit exposure only marginally during the third quarter as the economy and markets stabilized.

Current Strategy and Outlook: It is our expectation that the economy will recover slowly in 2010 due to continuing high unemployment and significant domestic slack. We believe the lack of a sustained and significant housing recovery will remain a drag. We expect the Federal Open Market Committee ("FOMC") will keep the federal funds rate in the 0.00–0.25% range for most if not all of 2010. An increase in short-term rates will be predicated on how soon and quickly the Federal Reserve Board (the "Fed') can remove its quantitative easing measures, and the strength and speed of the economic recovery and future inflation expectations.

Our current strategy continues to focus on maintaining an extended WAM posture with a view that the markets have built in an expectation for a strong economic rebound and the Fed raising short-term rates much earlier in 2010 than we currently expect.

We believe short-term markets are still highly dependent on central bank liquidity programs and have a long way to go before returning to what we would consider normal. The Fed and U.S. Treasury have already terminated some programs they put in place following the Lehman Brothers bankruptcy, and have announced that others will expire in early 2010. Preservation of capital and liquidity remain our top objectives. We plan to maintain the Portfolio's above-average excess daily liquidity and short-term liquidity as well as reduced credit exposure until we see how the short-term markets react to the terminations of those programs and the unwinding of quantitative easing.

Investment Type Allocation
as of December 31, 2009
(as a percent of net assets)

Commercial Paper	64.0%
Repurchase Agreement	13.8%
Corporate Bonds/Notes	7.3%
Certificates of Deposit	6.4%
U.S. Government Agency Obligations	5.5%
U.S. Treasury Obligations	3.6%
Securities Lending Collateral	2.3%
Other Assets and Liabilities — Net	(2.9)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio's Class I shares provided a total return of 52.74% compared to the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") and the NYSE Arca Tech 100 IndexSM(2), which returned 26.46% and 44.35%, respectively, for the same period.

Portfolio Specifics: Looking back, the first two months of 2009 saw equity markets continuing the previous year's declines on fears of economic depression and widespread bank nationalization. By March 2009, stimulus packages and central bank interventions helped stabilize the financial system and sparked a sharp upward re-rating of stocks and other risk assets from deeply oversold levels. As the year closed, investors were focusing on whether private sector demand will be sufficient to fuel growth and create jobs in the quarters to come. At the same time, there are questions around how central banks plan to unwind massive policy responses now that financial markets have normalized considerably and concerns about inflation are beginning to surface.

The Portfolio outperformed the NYSE Arca Tech 100 IndexSM for the year. Stock selection and allocation effects were both positive contributors to these results. Within information technology ("IT"), strong selection came from semiconductors and internet software & services, and, to a lesser extent, from semiconductor equipment and systems software holdings. From an individual holdings perspective, Marvel Technology Group Ltd., Micron Technology, Inc. and Atheros Communications, Inc. within the semiconductor sub-industry more than doubled during their holding periods. Additionally, exposure to Baidu and Google, Inc. helped boost returns relative to the benchmark in the Portfolio's internet software & services group. Conversely, relative performance across technology hardware & equipment was hurt by selection in the computer storage & peripherals, computer hardware and electronic components sub-industries.

Overall allocation effects were positive. Maintaining underweights in the healthcare and industrials sectors relative to the benchmark were the primary contributors as each underperformed IT returns significantly. Additionally, the Portfolio's underweight in biotechnology was a notable source of strength as it was one of the few sub-industries to generate a negative total return in the benchmark in 2009. Allocation effects were also aided by an overweight in the semiconductors & semiconductor equipment industry, and an underweight in aerospace & defense companies within industrials.

Current Strategy and Outlook: The IT supply chain is continuing to stabilize following the freezing of credit experienced at the end of 2008 and early 2009. With signs of economic recovery underway, a rebound in corporate IT spending may follow, as it has historically been highly correlated with economic activity. Inventory remains at below normal levels for many products in the supply chain, so continued growth is expected. In the near term, however, some parts have better availability than others, possibly causing some variability in earnings results in the coming months. We believe investors should maintain portfolios that are diversified, have carefully calibrated risk exposures, and have an emphasis on valuation in stock selection.

At year-end, the Portfolio was invested as follows: 87% in IT, 4% in healthcare, 3% in telecommunication services, with the remainder in industrials and consumer discretionary. Within IT, the Portfolio's primary overweights were in semiconductors, semiconductor equipment, internet software & services and systems software; significant underweights were in communication equipment, data processing & outsourced services and computer hardware. We remain underweight across healthcare, with the exception of a small exposure to healthcare supplies, which is not represented in the benchmark.

Top Ten Holdings
as of December 31, 2009
(as a percent of net assets)

Apple, Inc.	5.8%
Microsoft Corp.	3.4%
Google, Inc. — Class A	3.4%
Hewlett-Packard Co.	3.3%
International Business Machines Corp.	2.9%
Cisco Systems, Inc.	2.6%
Intel Corp.	2.4%
Oracle Corp.	2.2%
Texas Instruments, Inc.	2.1%
Qualcomm, Inc.	2.0%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING BLACKROCK GLOBAL SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	Since Inception of Class I May 1, 2000	Since Inception of Class S November 1, 2001	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	52.00%	—	—	—	47.76%		—
Class I	52.74%	5.57%	(6.90)%	—	—		—
Class S(1)	52.62%	5.33%	—	(4.69)%	—		—
Class S2	—	—	—	—	—		64.45%
S&P 500® Index(2)	26.46%	0.42%	(1.81)%	2.60%	26.46	%(4)	54.56	%(5)
NYSE Arca Tech 100 IndexSM(3)	44.35%	2.94%	(0.91)%	5.24%	44.35	%(4)	56.95	%(5

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(4) Since inception performance for the indices is shown from January 1, 2009.

(5) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,174.70	1.13%	$6.19	$1,000.00	$1,019.51	1.13%	$5.75
Class I	1,000.00	1,167.20	0.63	3.44	1,000.00	1,022.03	0.63	3.21
Class S	1,000.00	1,165.70	0.88	4.80	1,000.00	1,020.77	0.88	4.48
Class S2	1,000.00	1,164.20	1.03	5.62	1,000.00	1,020.01	1.03	5.24
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,209.20	1.11%	$6.18	$1,000.00	$1,019.61	1.11%	$5.65
Class I	1,000.00	1,211.80	0.61	3.40	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,210.70	0.86	4.79	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,198.70	1.01	5.60	1,000.00	1,020.11	1.01	5.14

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Small Company Portfolio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
Class ADV	$1,000.00	$1,236.20	1.36%	$7.67	$1,000.00	$1,018.35	1.36%	$6.92
Class I	1,000.00	1,239.10	0.86	4.85	1,000.00	1,020.87	0.86	4.38
Class S	1,000.00	1,237.50	1.11	6.26	1,000.00	1,019.61	1.11	5.65
Class S2	1,000.00	1,237.10	1.26	7.10	1,000.00	1,018.85	1.26	6.41
ING Opportunistic LargeCap Portfolio
Class ADV	$1,000.00	$1,213.00	1.19%	$6.64	$1,000.00	$1,019.21	1.19%	$6.06
Class I	1,000.00	1,216.70	0.69	3.86	1,000.00	1,021.73	0.69	3.52
Class S	1,000.00	1,215.30	0.94	5.25	1,000.00	1,020.47	0.94	4.79
ING Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,094.00	1.01%	$5.33	$1,000.00	$1,020.11	1.01%	$5.14
Class I	1,000.00	1,092.50	0.51	2.69	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	1,091.30	0.76	4.01	1,000.00	1,021.37	0.76	3.87
Class S2	1,000.00	1,092.70	0.91	4.80	1,000.00	1,020.62	0.91	4.63
ING Money Market Portfolio
Class I	$1,000.00	$1,001.30	0.37%	$1.87	$1,000.00	$1,023.34	0.37%	$1.89
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$1,283.10	1.55%	$8.92	$1,000.00	$1,017.39	1.55%	$7.88
Class I	1,000.00	1,284.60	1.05	6.05	1,000.00	1,019.91	1.05	5.35
Class S	1,000.00	1,285.00	1.30	7.49	1,000.00	1,018.65	1.30	6.61
Class S2	1,000.00	1,282.40	1.45	8.34	1,000.00	1,017.90	1.45	7.37

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders, Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Balanced Portfolio (formerly, ING VP Balanced Portfolio), ING Growth and Income Portfolio (formerly, ING VP Growth and Income Portfolio), a series of ING Variable Funds, ING Small Company Portfolio (formerly, ING VP Small Company Portfolio), ING Opportunistic LargeCap Portfolio (formerly, ING Opportunistic LargeCap Value Portfolio), and ING BlackRock Science and Technology Portfolio (formerly, ING BlackRock Global Science and Technology Portfolio), each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio (formerly, ING VP Intermediate Bond Portfolio), and ING Money Market Portfolio (formerly, ING VP Money Market Portfolio) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2010

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio	ING Opportunistic LargeCap Portfolio
ASSETS:
Investments in securities at value+*	$631,960,377	$2,480,655,585	$505,192,397	$158,198,205
Short-term investments at value**	37,949,143	23,180,614	21,162,431	2,017,735
Short-term investments in affiliates***	36,702,000	84,973,000	23,022,000	1,208,000
Cash	79,864	8,610	273	29,423
Cash collateral for futures	3,393,665	2,849,250	—	—
Foreign currencies at value****	—	123,648	—	—
Receivables:
Investment securities sold	196,807	11,538,056	—	699,718
Investment securities sold on a delayed-delivery or when-issued basis	1,770,821	—	—	—
Fund shares sold	46,399	106,216	14,602	49,846
Dividends and interest	2,650,487	3,337,644	815,515	228,421
Unrealized appreciation on forward foreign currency contracts	49,982	—	—	—
Upfront payments made on swap agreements	229,717	—	—	—
Unrealized appreciation on swap agreements	350,104	—	—	—
Prepaid expenses	14,963	59,455	12,752	3,742
Total assets	715,394,329	2,606,832,078	550,219,970	162,435,090
LIABILITIES:
Payable for investment securities purchased	1,043,494	6,714,509	9,954,963	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	34,084,205	—	—	—
Payable for fund shares redeemed	1,413,338	1,922,920	1,569,331	353,250
Payable upon receipt of securities loaned	38,274,574	23,265,017	21,503,289	2,097,919
Payable for terminated investment contracts (Note 13)	801,949	—	—	—
Unrealized depreciation on forward foreign currency contracts	11,323	—	—	—
Upfront payments received on swap agreements	372,769	—	—	—
Unrealized depreciation on swap agreements	445,300	—	—	—
Payable to affiliates	300,777	1,307,183	351,538	93,464
Payable for directors fees	14,389	69,052	8,901	9,620
Other accrued expenses and liabilities	147,549	331,622	71,125	54,747
Total liabilities	76,909,667	33,610,303	33,459,147	2,609,000
NET ASSETS	$638,484,662	$2,573,221,775	$516,760,823	$159,826,090
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$810,201,908	$3,050,593,170	$567,326,325	$212,625,984
Undistributed net investment income	17,032,817	—	2,738,722	1,703,884
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(236,808,112)	(907,326,481)	(137,551,073)	(68,777,478)
Net unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	48,058,049	429,955,086	84,246,849	14,273,700
NET ASSETS	$638,484,662	$2,573,221,775	$516,760,823	$159,826,090
+ Including securities loaned at value	$37,340,841	$22,432,989	$20,770,155	$2,003,359
* Cost of investments in securities	$584,048,674	$2,050,861,652	$420,604,690	$143,844,321
** Cost of short-term investments	$38,274,574	$23,265,017	$21,503,289	$2,097,919
*** Cost of short-term investments in affiliates	$36,702,000	$84,973,000	$23,022,000	$1,208,000
**** Cost of foreign currencies	$—	$119,832	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio	ING Opportunistic LargeCap Portfolio
Class ADV:
Net Assets	$718	$1,301,862	$35,698	$869,601
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001
Shares outstanding	68	67,434	2,445	91,436
Net asset value and redemption price per share	$10.51	$19.31	$14.60	$9.51
Class I:
Net Assets	$631,106,147	$2,090,018,798	$437,930,484	$139,689,036
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001
Shares outstanding	60,564,004	107,609,473	29,547,799	14,550,770
Net asset value and redemption price per share	$10.42	$19.42	$14.82	$9.60
Class S:
Net Assets	$7,373,919	$481,896,563	$78,789,914	$19,267,453
Shares authorized	500,000,000	unlimited	100,000,000	100,000,000
Par value	$0.001	$1.000	$0.001	$0.001
Shares outstanding	711,798	24,999,163	5,382,515	2,019,911
Net asset value and redemption price per share	$10.36	$19.28	$14.64	$9.54
Class S2:
Net Assets	$3,878	$4,552	$4,727	n/a
Shares authorized	500,000,000	unlimited	100,000,000	n/a
Par value	$0.001	$1.000	$0.001	n/a
Shares outstanding	376	236	324	n/a
Net asset value and redemption price per share	$10.30	$19.26	$14.61	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
ASSETS:
Investments in securities at value+*	$2,692,208,753	$—	$322,357,500
Short-term investments at value**	374,808,250	29,765,605	2,518,441
Short-term investments in affiliates***	21,331,000	—	—
Short-term investments at amortized cost	19,998,166	1,153,688,676	—
Repurchase agreements	—	183,580,000	—
Cash	3,256,109	71	10,044,907
Cash collateral for futures	31,828,338	—	—
Derivatives collateral at broker	1,130,000	—	—
Foreign currencies at value****	92,352	—	2,217,433
Receivables:
Investment securities sold	70,946	—	—
Investment securities sold on a delayed-delivery or when-issued basis	71,314,809	—	—
Fund shares sold	16,223,624	1,009	204
Dividends and interest	27,765,634	1,430,283	91,503
Unrealized appreciation on forward foreign currency contracts	569,308	—	283,232
Upfront payments made on swap agreements	3,071,312	—	—
Unrealized appreciation on swap agreements	4,482,510	—	—
Prepaid expenses	125,194	35,787	6,916
Reimbursement due from manager	—	—	232
Total assets	3,268,276,305	1,368,501,431	337,520,368
LIABILITIES:
Payable for investment securities purchased	17,779,350	—	2,043,065
Payable for investment securities purchased on a delayed-delivery or when-issued basis	362,952,266	—	—
Payable for fund shares redeemed	984,318	9,587,562	1,574,243
Payable upon receipt of securities loaned	354,665,559	29,915,006	2,597,801
Payable for terminated investment contracts (Note 13)	3,269,323	—	—
Unrealized depreciation on forward foreign currency contracts	148,460	—	—
Upfront payments received on swap agreements	4,621,165	—	—
Unrealized depreciation on swap agreements	5,973,448	—	—
Payable to affiliates	1,240,117	312,968	320,136
Payable for directors fees	56,698	32,974	1,197
Other accrued expenses and liabilities	333,397	223,972	60,796
Total liabilities	752,024,101	40,072,482	6,597,238
NET ASSETS	$2,516,252,204	$1,328,428,949	$330,923,130
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,956,663,933	$1,328,823,039	$323,638,956
Undistributed net investment income (accumulated net investment loss)	303,718	—	(283,187)
Accumulated net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(455,903,608)	(244,689)	(52,266,792)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	15,188,161	(149,401)	59,834,153
NET ASSETS	$2,516,252,204	$1,328,428,949	$330,923,130
+ Including securities loaned at value	$346,615,946	$29,282,007	$2,589,108
* Cost of investments in securities	$2,677,999,199	$—	$262,750,174
** Cost of short-term investments	$376,647,926	$29,915,006	$2,597,801
*** Cost of short-term investments in affiliates	$21,331,000	$—	$—
**** Cost of foreign currencies	$111,526	$—	$2,194,424

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
Class ADV:
Net Assets	$864	n/a	$54,286
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	74	n/a	10,995
Net asset value and redemption price per share	$11.62	n/a	$4.94
Class I:
Net Assets	$1,236,593,391	$1,328,428,949	$100,725,706
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	106,840,902	1,325,769,407	20,104,784
Net asset value and redemption price per share	$11.57	$1.00	$5.01
Class S:
Net Assets	$1,279,654,728	n/a	$230,138,207
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	111,070,842	n/a	46,438,330
Net asset value and redemption price per share	$11.52	n/a	$4.96
Class S2:
Net Assets	$3,221	n/a	$4,931
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	278	n/a	997
Net asset value and redemption price per share	$11.59	n/a	$4.95

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio	ING Opportunistic LargeCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,157,905	$46,606,646	$7,452,221	$2,458,012
Interest	10,609,024	314,732	85	—
Securities lending income, net	310,802	106,632	135,095	37,731
Total investment income	19,077,731	47,028,010	7,587,401	2,495,743
EXPENSES:
Investment management fees	2,986,501	10,671,387	3,741,264	647,192
Distribution and service fees:
Class ADV	—	4,476	26	1,596
Class S	16,642	877,791	139,635	34,592
Class S2	14	156	17	—
Transfer agent fees	1,309	11,005	1,234	550
Administrative service fees	328,505	1,173,823	274,351	59,324
Shareholder reporting expense	58,834	138,117	39,531	3,900
Registration fees	292	795	183	—
Professional fees	131,868	201,041	62,354	13,487
Custody and accounting expense	183,166	365,885	60,878	7,614
Directors fees	46,601	195,624	40,800	2,674
Miscellaneous expense	70,204	234,132	48,570	13,226
Interest expense	68	2,058	451	—
Total expenses	3,824,004	13,876,290	4,409,294	784,155
Net waived and reimbursed fees	(21,846)	(47,279)	(9,735)	(552)
Net expenses	3,802,158	13,829,011	4,399,559	783,603
Net investment income	15,275,573	33,198,999	3,187,842	1,712,140
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(82,519,928)	(56,404,747)	(63,907,060)	(12,912,058)
Foreign currency related transactions	716,974	28,478	—	—
Futures	2,253,481	8,812,125	—	—
Swaps	3,057,933	—	—	—
Written options	341,900	—	—	—
Net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(76,149,640)	(47,564,144)	(63,907,060)	(12,912,058)
Net change in unrealized appreciation or depreciation on:
Investments	170,765,982	600,384,918	200,263,455	29,121,603
Foreign currency related transactions	205,733	(11,812)	—	—
Futures	984,957	216,288	—	—
Swaps	(3,722,178)	—	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	168,234,494	600,589,394	200,263,455	29,121,603
Net realized and unrealized gain on investments, foreign currency related transactions, futures, swaps, and written options	92,084,854	553,025,250	136,356,395	16,209,545
Increase in net assets resulting from operations	$107,360,427	$586,224,249	$139,544,237	$17,921,685
* Foreign taxes withheld	$108	$729,845	$8,224	$8,872
(1) Dividends from affiliates	$53,540	$122,860	$31,792	$1,410

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,213,855	$—	$1,999,247
Interest	139,652,731	9,845,224	6,088
Securities lending income, net	1,748,548	—	46,031
Total investment income	142,615,134	9,845,224	2,051,366
EXPENSES:
Investment management fees	11,079,383	3,961,133	2,155,074
Distribution and service fees:
Class ADV	5	—	39
Class S	2,979,273	—	378,283
Class S2	11	—	17
Transfer agent fees	9,108	2,770	935
Administrative service fees	1,523,366	871,429	124,763
Shareholder reporting expense	274,963	223,795	26,692
Registration fees	957	2,079	—
Professional fees	403,319	279,390	48,862
Custody and accounting expense	351,338	201,500	32,907
Directors fees	241,833	158,402	15,315
Miscellaneous expense	217,044	149,422	28,821
Interest expense	3,145	—	—
Total expenses	17,083,745	5,849,920	2,811,708
Net waived and reimbursed fees	(62,586)	(37,937)	(48,169)
Net expenses	17,021,159	5,811,983	2,763,539
Net investment income (loss)	125,593,975	4,033,241	(712,173)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS
Net realized gain (loss) on:
Investments	(317,595,662)	1,060,979	(15,365,434)
Foreign currency related transactions	8,088,095	—	(786,870)
Futures	5,138,827	—	—
Swaps	33,970,543	—	—
Written options	4,056,000	—	—
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(266,342,197)	1,060,979	(16,152,304)
Net change in unrealized appreciation or depreciation on:
Investments	462,061,860	—	114,643,202
Foreign currency related transactions	2,771,456	—	903,399
Futures	18,676,138	—	—
Swaps	(39,098,761)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	444,410,693	—	115,546,601
Net realized and unrealized gain on foreign currency related transactions, futures, swaps, and written options	178,068,496	1,060,979	99,394,297
Increase in net assets resulting from operations	$303,662,471	$5,094,220	$98,682,124
* Foreign taxes withheld	$—	$—	$86,149
(1) Dividends from affiliates	$250,920	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING Growth and Income Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$15,275,573	$25,162,629	$33,198,999	$39,466,367
Net realized loss on investments, foreign currency related transactions, futures, swaps, and written options	(76,149,640)	(151,906,752)	(47,564,144)	(673,802,804)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	168,234,494	(137,938,086)	600,589,394	(515,276,248)
Increase (decrease) in net assets resulting from operations	107,360,427	(264,682,209)	586,224,249	(1,149,612,685)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(24)	(24)	(12,868)	(11,483)
Class I	(27,411,197)	(30,852,412)	(27,834,564)	(33,754,627)
Class S	(285,533)	(281,504)	(5,611,654)	(5,751,055)
Class S2	(164)	—	(21)	—
Net realized gains:
Class ADV	—	(81)	—	—
Class I	—	(79,796,689)	—	—
Class S	—	(795,569)	—	—
Total distributions	(27,696,918)	(111,726,279)	(33,459,107)	(39,517,165)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,370,766	5,172,233	232,270,324	347,174,111
Proceeds from shares issued in merger (Note 15)	—	—	169,747,571	353,711,801
Reinvestment of distributions	27,696,730	111,726,174	33,439,582	39,492,686
	45,067,496	116,898,407	435,457,477	740,378,598
Cost of shares redeemed	(95,745,942)	(187,770,892)	(328,028,775)	(460,715,815)
Net increase (decrease) in net assets resulting from capital share transactions	(50,678,446)	(70,872,485)	107,428,702	279,662,783
Net increase (decrease) in net assets	28,985,063	(447,280,973)	660,193,844	(909,467,067)
NET ASSETS:
Beginning of year	609,499,599	1,056,780,572	1,913,027,931	2,822,494,998
End of year	$638,484,662	$609,499,599	$2,573,221,775	$1,913,027,931
Undistributed net investment income (distributions in excess of net investment income) at end of year	$17,032,817	$24,101,484	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Small Company Portfolio		ING Opportunistic LargeCap Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$3,187,842	$3,896,021	$1,712,140	$2,635,604
Net realized loss on investments	(63,907,060)	(73,348,618)	(12,912,058)	(29,961,978)
Net change in unrealized appreciation or depreciation on investments	200,263,455	(127,986,885)	29,121,603	(25,565,739)
Increase (decrease) in net assets resulting from operations	139,544,237	(197,439,482)	17,921,685	(52,892,113)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(21)	—	(13)	(11)
Class I	(3,140,359)	(5,835,407)	(2,288,544)	(2,288,554)
Class S	(330,410)	(24,190)	(323,400)	(316,610)
Class S2	(26)	—	—	—
Net realized gains:
Class ADV	—	—	—	(140)
Class I	—	(73,864,230)	—	(17,966,905)
Class S	—	(384,889)	—	(3,013,623)
Total distributions	(3,470,816)	(80,108,716)	(2,611,957)	(23,585,843)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	163,340,263	213,494,928	2,369,288	1,563,145
Proceeds from shares issued in merger (Note 15)	—	—	74,756,101	—
Reinvestment of distributions	3,470,762	80,108,716	2,611,944	23,585,688
	166,811,025	293,603,644	79,737,333	25,148,833
Cost of shares redeemed	(251,517,739)	(157,042,784)	(20,966,665)	(30,249,954)
Net increase (decrease) in net assets resulting from capital share transactions	(84,706,714)	136,560,860	58,770,668	(5,101,121)
Net increase (decrease) in net assets	51,366,707	(140,987,338)	74,080,396	(81,579,077)
NET ASSETS:
Beginning of year	465,394,116	606,381,454	85,745,694	167,324,771
End of year	$516,760,823	$465,394,116	$159,826,090	$85,745,694
Undistributed net investment income at end of year	$2,738,722	$3,541,835	$1,703,884	$2,610,842

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Portfolio		ING Money Market Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$125,593,975	$171,309,481	$4,033,241	$46,716,063
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps, and written options	(266,342,197)	(95,627,508)	1,060,979	2,471,989
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	444,410,693	(382,926,910)	—	(149,401)
Increase (decrease) in net assets resulting from operations	303,662,471	(307,244,937)	5,094,220	49,038,651
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(54)	(47)	—	—
Class I	(81,850,494)	(118,136,444)	(4,611,290)	(124,653,168)
Class S	(75,398,390)	(72,938,302)	—	—
Class S2	(213)	—	—	—
Net realized gains:
Class ADV	—	(23)	—	—
Class I	—	(47,870,738)	(674,273)	—
Class S	—	(29,295,110)	—	—
Total distributions	(157,249,151)	(268,240,664)	(5,285,563)	(124,653,168)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	368,789,890	1,096,749,148	83,164,700	384,970,723
Proceeds from shares issued in merger (Note 15)	—	48,015,614	—	—
Reinvestment of distributions	157,218,648	268,200,908	5,285,563	124,653,168
	526,008,538	1,412,965,670	88,450,263	509,623,891
Cost of shares redeemed	(1,113,574,605)	(1,226,745,331)	(558,662,896)	(346,315,736)
Net increase (decrease) in net assets resulting from capital share transactions	(587,566,067)	186,220,339	(470,212,633)	163,308,155
Net increase (decrease) in net assets	(441,152,747)	(389,265,262)	(470,403,976)	87,693,638
NET ASSETS:
Beginning of year	2,957,404,951	3,346,670,213	1,798,832,925	1,711,139,287
End of year	$2,516,252,204	$2,957,404,951	$1,328,428,949	$1,798,832,925
Distributions in excess of net investment income at end of year	$303,718	$(24,551,451)	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income (loss)	$(712,173)	$48,982
Net realized loss on investments and foreign currency related transactions	(16,152,304)	(17,342,801)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	115,546,601	(70,362,339)
Increase (decrease) in net assets resulting from operations	98,682,124	(87,656,158)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	128,558,035	52,450,776
Proceeds from shares issued in merger (Note 15)	—	123,216,459
	128,558,035	175,667,235
Cost of shares redeemed	(41,766,442)	(41,644,715)
Net increase in net assets resulting from capital share transactions	86,791,593	134,022,520
Net increase in net assets	185,473,717	46,366,362
NET ASSETS:
Beginning of year	145,449,413	99,083,051
End of year	$330,923,130	$145,449,413
Undistributed net investment income (accumulated net investment loss) at end of year	$(283,187)	$602,097

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Balanced Portfolio
Class ADV
12-31-09	9.11	0.22		1.53	1.75	0.35	—	—	0.35	10.51
12-31-08	14.34	0.29		(4.03)	(3.74)	0.34	1.15	—	1.49	9.11
12-31-07	14.65	0.29		0.37	0.66	0.39	0.58	—	0.97	14.34
12-29-06(4)-12-31-06	14.65	(0.00	)*	—	(0.00)*	—	—	—	—	14.65
Class I
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—	0.43	10.42
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—	1.60	9.18
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—	0.97	14.45
12-31-06	13.64	0.34	•	1.00	1.34	0.33	—	—	0.33	14.65
12-31-05	13.40	0.29	•	0.27	0.56	0.32	—	—	0.32	13.64
Class S
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—	0.40	10.36
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—	1.56	9.12
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—	0.94	14.36
12-31-06	13.58	0.32	•	0.97	1.29	0.30	—	—	0.30	14.57
12-31-05	13.35	0.27		0.25	0.52	0.29	—	—	0.29	13.58
Class S2
02-27-09(4)-12-31-09	7.97	0.16	•	2.60	2.76	0.43	—	—	0.43	10.30
ING Growth and Income Portfolio
Class ADV
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—	0.20	19.31
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—	0.22	15.04
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—	0.33	24.61
12-20-06(4)-12-31-06	23.70	0.01	•	(0.06)	(0.05)	0.27	—	—	0.27	23.38
Class I
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—	0.26	19.42
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—	0.32	15.11
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—	0.35	24.76
12-31-06	20.71	0.25	•	2.69	2.94	0.27	—	—	0.27	23.38
12-31-05	19.35	0.23		1.35	1.58	0.22	—	—	0.22	20.71
Class S
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—	0.23	19.28
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—	0.30	15.00
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—	0.33	24.63
12-31-06	20.69	0.20	•	2.64	2.84	0.23	—	—	0.23	23.30
12-31-05	19.34	0.14		1.41	1.55	0.20	—	—	0.20	20.69
Class S2
02-27-09(4)-12-31-09	12.69	(0.06	)•	6.72	6.66	0.09	—	—	0.09	19.26

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class ADV
12-31-09	20.08		1.13	1.13	†	1.13	†	2.26	†	1	337
12-31-08	(28.62)		1.12	1.12	†	1.12	†	2.44	†	1	294
12-31-07	4.78		1.10	1.10	†	1.10	†	2.05	†	1	257
12-29-06(4)-12-31-06	—		1.10	1.10	†	1.10	†	(1.10	)†	1	236
Class I
12-31-09	19.23		0.63	0.63	†	0.63	†	2.55	†	631,106	337
12-31-08	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
12-31-06	9.99		0.60	0.60	†	0.60	†	2.44	†	1,183,928	236
12-31-05	4.24		0.60	0.60		0.60		2.30		1,236,327	308
Class S
12-31-09	18.94		0.88	0.88	†	0.88	†	2.30	†	7,374	337
12-31-08	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
12-31-06	9.62		0.85	0.85	†	0.85	†	2.29	†	10,683	236
12-31-05	3.99		0.85	0.85		0.85		2.06		3,170	308
Class S2
02-27-09(4)-12-31-09	35.82		1.13	1.03	†	1.03	†	2.06	†	4	337
ING Growth and Income Portfolio
Class ADV
12-31-09	29.69		1.11	1.11	†	1.11	†	1.10	†	1,302	104
12-31-08	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
12-20-06(4)-12-31-06	(0.23)		1.09	1.09	†	1.09	†	1.08	†	1	103
Class I
12-31-09	30.24		0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
12-31-08	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
12-31-06	14.20		0.59	0.59	†	0.59	†	1.15	†	3,098,120	103
12-31-05	8.13		0.59	0.59		0.59		1.03		3,146,025	80
Class S
12-31-09	30.03		0.86	0.86	†	0.86	†	1.34	†	481,897	104
12-31-08	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146
12-31-06	13.72		0.84	0.84	†	0.84	†	0.94	†	4,758	103
12-31-05	7.98		0.84	0.84		0.84		0.78		2,431	80
Class S2
02-27-09(4)-12-31-09	52.46		1.11	1.01	†	1.01	†	(0.39	)†	5	104

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Small Company Portfolio
Class ADV
12-31-09	11.58	0.08	•	3.02	3.10	0.08	—	—	0.08	14.60
12-16-08(4)-12-31-08	11.13	0.00	*•	0.45	0.45	—	—	—	—	11.58
Class I
12-31-09	11.70	0.09		3.11	3.20	0.08	—	—	0.08	14.82
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18	2.27	—	2.45	11.70
12-31-07	21.70	0.24	•	0.99	1.23	0.04	3.33	—	3.37	19.56
12-31-06	21.65	0.05		3.46	3.51	0.09	3.37	—	3.46	21.70
12-31-05	19.94	0.10		1.92	2.02	0.03	0.28	—	0.31	21.65
Class S
12-31-09	11.57	0.05	•	3.09	3.14	0.07	—	—	0.07	14.64
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—	2.41	11.57
12-31-07	21.54	0.18	•	1.00	1.18	—	3.33	—	3.33	19.39
12-31-06	21.59	(0.05	)•	3.41	3.36	0.04	3.37	—	3.41	21.54
12-31-05	19.90	0.06		1.92	1.98	0.01	0.28	—	0.29	21.59
Class S2
02-27-09(4)-12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—	0.08	14.61
ING Opportunistic LargeCap Portfolio
Class ADV
12-31-09	8.52	0.08	•	1.12	1.20	0.21	—	—	0.21	9.51
12-31-08	15.82	0.20		(5.19)	(4.99)	0.16	2.15	—	2.31	8.52
12-31-07	15.72	0.16		0.20	0.36	0.26	—	—	0.26	15.82
12-29-06(4)-12-31-06	15.72	(0.00	)*	—	(0.00)*	—	—	—	—	15.72
Class I
12-31-09	8.65	0.14	•	1.09	1.23	0.28	—	—	0.28	9.60
12-31-08	16.05	0.29		(5.27)	(4.98)	0.27	2.15	—	2.42	8.65
12-31-07	15.84	0.23	•	0.24	0.47	0.26	—	—	0.26	16.05
12-31-06	13.84	0.23	•	1.98	2.21	0.21	—	—	0.21	15.84
12-31-05	13.19	0.19	•	0.71	0.90	0.25	—	—	0.25	13.84
Class S
12-31-09	8.58	0.12	•	1.09	1.21	0.25	—	—	0.25	9.54
12-31-08	15.93	0.26		(5.23)	(4.97)	0.23	2.15	—	2.38	8.58
12-31-07	15.72	0.19	•	0.24	0.43	0.22	—	—	0.22	15.93
12-31-06	13.77	0.19	•	1.96	2.15	0.20	—	—	0.20	15.72
12-31-05	13.12	0.16	•	0.71	0.87	0.22	—	—	0.22	13.77

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio
Class ADV
12-31-09	26.96		1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(4)-12-31-08	4.04		1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-09	27.56		0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	(31.05)		0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	5.90		0.84	0.84	†	0.84	†	1.16	†	603,492	106
12-31-06	16.79		0.85	0.85	†	0.85	†	0.26	†	512,446	83
12-31-05	10.27	(a)	0.85	0.85		0.85		0.43		393,700	72
Class S
12-31-09	27.33		1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	(31.28)		1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	5.68		1.09	1.09	†	1.09	†	0.90	†	2,890	106
12-31-06	16.07		1.10	1.10	†	1.10	†	(0.24	)†	2,162	83
12-31-05	10.05	(a)	1.10	1.10		1.10		0.26		68,768	72
Class S2
02-27-09(4)-12-31-09	58.73		1.36	1.26	†	1.26	†	0.27	†	5	128
ING Opportunistic LargeCap Portfolio
Class ADV
12-31-09	14.74		1.19	1.19	†	1.19	†	0.83	†	870	218
12-31-08	(36.01	)(a)	1.21	1.21	†	1.21	†	1.68	†	1	132
12-31-07	2.33		1.19	1.19	†	1.19	†	0.99	†	1	197
12-29-06(4)-12-31-06	—		1.19	1.19		1.19		(1.19)		1	83
Class I
12-31-09	15.10		0.69	0.69	†	0.69	†	1.62	†	139,689	218
12-31-08	(35.61	)(a)	0.71	0.71	†	0.71	†	2.16	†	73,764	132
12-31-07	3.01		0.69	0.69	†	0.69	†	1.44	†	143,438	197
12-31-06	16.10		0.69	0.69		0.69		1.58		173,014	83
12-31-05	6.95		0.70	0.70		0.70		1.47		178,828	94
Class S
12-31-09	14.83		0.94	0.94	†	0.94	†	1.39	†	19,267	218
12-31-08	(35.80	)(a)	0.96	0.96	†	0.96	†	1.91	†	11,981	132
12-31-07	2.77		0.94	0.94	†	0.94	†	1.19	†	23,886	197
12-31-06	15.77		0.94	0.94		0.94		1.32		28,391	83
12-31-05	6.76		0.95	0.95		0.95		1.18		30,125	94

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Intermediate Bond Portfolio
Class ADV
12-31-09	11.12	0.47		0.76	1.23	0.73	—	—	0.73	11.62
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62	0.30	—	0.92	11.12
12-31-07	12.96	0.63		0.09	0.72	0.45	—	—	0.45	13.23
12-20-06(4)-12-31-06	13.53	0.02		(0.06)	(0.04)	0.53	—	—	0.53	12.96
Class I
12-31-09	11.08	0.53	•	0.75	1.28	0.79	—	—	0.79	11.57
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75	0.30	—	1.05	11.08
12-31-07	12.96	0.69	•	0.08	0.77	0.51	—	—	0.51	13.22
12-31-06	12.97	0.65	•	(0.12)	0.53	0.54	—	—	0.54	12.96
12-31-05	13.14	0.54		(0.13)	0.41	0.51	0.07	—	0.58	12.97
Class S
12-31-09	11.00	0.50	•	0.75	1.25	0.73	—	—	0.73	11.52
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72	0.30	—	1.02	11.00
12-31-07	12.89	0.65	•	0.08	0.73	0.48	—	—	0.48	13.14
12-31-06	12.91	0.61	•	(0.12)	0.49	0.51	—	—	0.51	12.89
12-31-05	13.09	0.41		(0.03)	0.38	0.49	0.07	—	0.56	12.91
Class S2
02-27-09(4)-12-31-09	10.79	0.42	•	1.15	1.57	0.77	—	—	0.77	11.59
ING Money Market Portfolio(b)
Class I
12-31-09	1.00	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	—	0.00 *	1.00
12-31-08	1.05	0.02		0.00	0.02	0.07	—	—	0.07	1.00
12-31-07	1.04	0.05		(0.00)	0.05	0.04	—	—	0.04	1.05
12-31-06	1.02	0.05		0.00	0.05	0.03	—	—	0.03	1.04
12-31-05	1.00	0.03		(0.00)	0.03	0.01	—	—	0.01	1.02
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-09	3.25	(0.02)		1.71	1.69	—	—	—	—	4.94
12-16-08(4)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—	—	—	—	3.25
Class I
12-31-09	3.28	(0.01)		1.74	1.73	—	—	—	—	5.01
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—	—	—	—	3.28
12-31-07	4.58	(0.01)		0.88	0.87	—	—	—	—	5.45
12-31-06	4.27	(0.01)		0.32	0.31	—	—	—	—	4.58
12-31-05	3.82	(0.02)		0.47	0.45	—	—	—	—	4.27
Class S
12-31-09	3.25	(0.02)		1.73	1.71	—	—	—	—	4.96
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—	—	—	—	3.25
12-31-07	4.56	(0.02)		0.88	0.86	—	—	—	—	5.42
12-31-06	4.27	(0.02)		0.31	0.29	—	—	—	—	4.56
07-20-05(5)-12-31-05	3.90	(0.01)		0.38	0.37	—	—	—	—	4.27
01-01-03 -12-16-03(5)	2.65	(0.07)		1.09	1.02	—	—	—	—	3.67
Class S2
02-27-09(4)-12-31-09	3.01	(0.02	)•	1.96	1.94	—	—	—	—	4.95

		Ratios to average net assets							Supplemental data
	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Intermediate Bond Portfolio
Class ADV
12-31-09	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	5.60 (a)	0.99	0.99	†	0.99	†	4.77	†	1	438
12-20-06(4)-12-31-06	(0.30)	0.99	0.99	†	0.99	†	6.82	†	1	390
Class I
12-31-09	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	5.95 (a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
12-31-06	4.06	0.49	0.49	†	0.49	†	4.97	†	1,909,376	390
12-31-05	3.14	0.49	0.49		0.49		4.14		1,148,075	589
Class S
12-31-09	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	5.70 (a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
12-31-06	3.77	0.74	0.74	†	0.74	†	4.69	†	620,849	390
12-31-05	2.94	0.74	0.74		0.74		3.94		617,269	589
Class S2
02-27-09(4)-12-31-09	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-09	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	2.67	0.35	0.35		0.35		2.66		1,798,833	—
12-31-07	5.13	0.33	0.33		0.33		5.03		1,711,139	—
12-31-06	4.88	0.34	0.34		0.34		4.79		1,355,850	—
12-31-05	2.98	0.35	0.35		0.35		2.93		1,073,018	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-09	52.00	1.57	1.55		1.55		(0.92)		54	74
12-16-08(4)-12-31-08	(1.22)	1.58	1.56		1.56		(2.08)		3	137
Class I
12-31-09	52.74	1.07	1.05		1.05		(0.13)		100,726	74
12-31-08	(39.82)	1.08	1.06		1.06		0.09		55,899	137
12-31-07	19.00	1.08	1.08		1.08		(0.24)		97,943	84
12-31-06	7.26	1.08	1.08		1.08		(0.29)		81,599	129
12-31-05	11.78	1.06	1.06		1.06		(0.48)		84,523	118
Class S
12-31-09	52.62	1.32	1.30		1.30		(0.41)		230,138	74
12-31-08	(40.04)	1.33	1.31		1.31		(0.02)		89,548	137
12-31-07	18.86	1.33	1.33		1.33		(0.50)		1,140	84
12-31-06	6.79	1.33	1.33		1.33		(0.51)		551	129
07-20-05(5)-12-31-05	9.49	1.31	1.31		1.31		(0.73)		78	118
01-01-03 -12-16-03(5)	38.49	1.35	1.35		1.36		(1.13)		—	15
Class S2
02-27-09(4)-12-31-09	64.45	1.57	1.45		1.45		(0.56)		5	74

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

(5)  Class S was fully redeemed on December 16, 2003 and recommenced operations on July 20, 2005.

*  Amount is less than $0.005 or more than $(0.005).

•  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has twenty separate active series. The three series that are in this report are: ING Small Company Portfolio ("Small Company"), ING Opportunistic LargeCap Portfolio ("Opportunistic LargeCap") and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

Each Portfolio offers Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares, except Money Market which offers only Class I and Opportunistic LargeCap which offers only ADV Class, Class I and Class S. The four classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent directors/trustees) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC ("ING Investments'' or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM''), a Connecticut corporation, to serve as the sub-adviser to each Portfolio, with the exception of Science and Technology Opportunities. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Portfolios. ING Investments, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non- voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank's core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep's Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission ("EC"), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES`

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board ("FASB") issued additional guidance related to fair value measurement entitled Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, "Disclosure about Derivative Instruments and Hedging Activities." Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. Enhanced

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Portfolios' investment objectives permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio generally enters into master netting arrangements, established within the Portfolio's International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by a Portfolio and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. At December 31, 2009, Intermediate Bond has pledged $1,130,000 in collateral to various counterparties. At December 31, 2009, Balanced and Intermediate Bond had an aggregate fair value of credit default swaps in a net liability position of $737,461 and $9,757,479, respectively, subject to the Master Agreements.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For the year ended December 31, 2009, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2009, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$3,894,257	$3,952,669
Intermediate Bond	53,692,260	55,273,798
Science and Technology Opportunities	1,438,752	8,122,842

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, Balanced, Growth and Income, and Intermediate Bond have purchased futures contracts on various equity indexes to increase exposure to equity risk. Balanced and Intermediate Bond also purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, Balanced and Intermediate Bond sold futures contracts on various bonds and notes to decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. During the year ended December 31, 2009, the following Portfolios had average market values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$23,945,046	$19,651,488
Growth and Income	25,126,805	—
Intermediate Bond	276,523,931	228,462,080

F.  Options Contracts. Certain Portolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2009, Balanced and Intermediate Bond have both purchased and written swaptions on credit default swap indices to increase or decrease exposure to credit risk.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2009.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company, Opportunistic LargeCap and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond, declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Portfolio's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.  Securities Lending. Each Portfolio has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

All outstanding swap agreements are reported following each Portfolio's Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009, for which a Portfolio is seller of protection are disclosed in each Portfolio's Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2009, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2009, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2009, Balanced and Intermediate Bond had average notional amounts of $13,912,103 and $158,795,082 on credit default swaps to buy protection and average notional amounts of $4,609,053 and $49,449,336 on credit default swaps to sell protection, respectively.

Interest Rate Swap Agreements. Certain Portfolios are subject to interest risk exposure in the normal course of pursuing their investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swap agreements.

For the year ended December 31, 2009, Balanced and Intermediate Bond have entered into interest rate swaps in which the Portfolios paid a floating or fixed interest rate and received a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. Average notional amounts were $6,149,863 and $67,536,525, respectively. At December 31, 2009, there were no open interest rate swaps for either Portfolio.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$706,963,875	$795,718,948
Growth and Income	2,145,325,453	2,239,822,863
Small Company	621,349,684	705,804,605
Opportunistic LargeCap	231,544,091	248,130,522
Intermediate Bond	2,244,841,654	2,377,732,870
Science and Technology Opportunities	245,494,502	158,552,866

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$1,308,126,903	$1,297,549,123
Intermediate Bond	19,081,956,384	19,546,155,466

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Small Company	0.750%
Opportunistic LargeCap	0.600%
Intermediate Bond	0.400%
Money Market	0.250%
Science and Technology Opportunities	0.950%

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2009, the Investment Adviser for Balanced, Growth and Income, Small Company, Opportunistic LargeCap and Intermediate Bond waived $21,843, $47,248, $9,732, $552, and $62,583 of such management fees, respectively. These fees are not subject to recoupment.

Pursuant to administration agreements, ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

IFD and ING Investments have contractually agreed to waive a portion of their distribution and/or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. This arrangement will continue through at least August 1, 2010. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by IFD or ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2009, IFD waived $37,937 of such fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$269,333	$29,881	$1,563	$300,777
Growth and Income	1,098,506	112,418	96,259	1,307,183
Small Company	314,046	23,091	14,401	351,538
Opportunistic LargeCap	81,534	7,480	4,450	93,464
Intermediate Bond	853,465	117,606	269,046	1,240,117
Money Market	249,692	63,276	—	312,968
Science and Technology Opportunities	258,084	14,933	47,119	320,136

The Registrants have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2009, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance & Annuity Company — Balanced (91.23%); Growth and Income (62.78%); Small Company (49.15%); Opportunistic LargeCap (88.07%); Intermediate Bond (38.67%); Money Market (98.65%); and Science and Technology Opportunities (29.44%)

ING USA Annuity and Life Insurance — Growth and Income (17.82%); Small Company (14.90%); Opportunistic LargeCap (7.02%); Intermediate Bond (49.21%); and Science and Technology Opportunities (67.70%)

ING Solution 2015 Portfolio — Small Company (5.13%)

ING Solution 2025 Portfolio — Small Company (12.93%)

ING Solution 2035 Portfolio — Small Company (5.35%)

ING Solution 2045 Portfolio — Small Company (5.57%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Small Company	1.45%	0.95%	1.20%	1.35%
Opportunistic LargeCap	1.30%	0.80%	1.05%	n/a
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2009, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
Science and Technology Opportunities	$—	$32,093	$48,166	$80,259

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the Portfolios to which the loan is made. Prior to December 16, 2009, the Portfolios to which the line of credit is available paid a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount. On December 16, 2009, the Credit Agreement was revised so that the Portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2009:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Balanced	2	$1,125,000	1.11%
Growth and Income	54	1,209,352	1.15
Small Company	8	1,773,750	1.16
Intermediate Bond	18	5,546,111	1.15

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for Balanced during the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Purchased	63,000,000	406,500
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(63,000,000)	(406,500)
Options Exercised	—	—
Balance at 12/31/09	—	$—

Transactions in Written Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Written	142,500,000	341,900
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(142,500,000)	(341,900)
Options Exercised	—	—
Balance at 12/31/09	—	$—

Transactions in both purchased and written options for Intermediate Bond during the year ended December 31, 2009 were as follows:

Transactions in Purchased Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Purchased	1,392,000,000	6,479,600
Options Terminated in Closing Sell Transactions	(710,000,000)	(2,059,000)
Options Expired	(682,000,000)	(4,420,600)
Options Exercised	—	—
Balance at 12/31/09	—	$—

Transactions in Written Options

	USD Notional	Premium
Balance at 12/31/08	—	$—
Options Written	1,671,000,000	4,056,000
Options Terminated in Closing Purchase Transactions	(1,671,000,000)	(4,056,000)
Options Expired	—	—
Options Exercised	—	—
Balance at 12/31/09	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(10)	(10)
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
Class I
12-31-09	2,039,704	—	3,180,956	(10,322,866)	(5,102,206)	16,955,119	—	27,411,197	(94,851,475)	(50,485,159)
12-31-08	354,934	—	9,121,937	(16,235,628)	(6,758,757)	3,692,548	—	110,649,102	(185,483,682)	(71,142,032)
Class S
12-31-09	44,415	—	33,289	(98,804)	(21,100)	412,647	—	285,533	(894,457)	(196,277)
12-31-08	125,814	—	89,235	(198,053)	16,996	1,479,685	—	1,077,072	(2,287,198)	269,559
Class S2
02-27-09(1) - 12-31-09	376	—	—	—	376	3,000	—	—	—	3,000
Growth and Income
Class ADV
12-31-09	9,153	28,372	670	(23,354)	14,841	152,836	501,131	13,059	(360,455)	306,571
12-31-08	40,306	—	792	(37,703)	3,395	848,718	—	11,483	(780,408)	79,793
Class I
12-31-09	13,792,242	755,790	1,419,123	(15,741,817)	225,338	217,641,302	13,448,552	27,814,869	(257,306,489)	1,598,234
12-31-08	11,913,505	—	2,316,631	(19,771,802)	(5,541,666)	251,520,863	—	33,730,148	(402,121,000)	(116,869,989)
Class S
12-31-09	844,328	8,254,997	288,517	(3,727,272)	5,660,570	14,473,186	145,680,614	5,611,654	(60,244,561)	105,520,893
12-31-08	4,145,988	16,787,613	397,722	(3,014,524)	18,316,799	94,804,530	353,711,801	5,751,055	(57,814,407)	396,452,979
Class S2
02-27-09(1) - 12-31-09	236	572,428	—	(572,428)	236	3,000	10,117,274	—	(10,117,270)	3,004
Small Company
Class ADV
12-31-09	2,418	—	—	(243)	2,175	33,776	—	—	(3,555)	30,221
12-16-08(1) - 12-31-08	270	—	—	—	270	3,000	—	—	—	3,000
Class I
12-31-09	10,067,622	—	272,837	(16,743,997)	(6,403,538)	116,218,366	—	3,140,352	(223,426,392)	(104,067,674)
12-31-08	9,251,093	—	4,962,617	(9,110,644)	5,103,066	147,087,480	—	79,699,637	(145,489,311)	81,297,806
Class S
12-31-09	3,757,468	—	29,034	(2,271,330)	1,515,172	47,085,121	—	330,410	(28,087,792)	19,327,739
12-31-08	4,478,420	—	25,696	(785,827)	3,718,289	66,404,448	—	409,079	(11,553,473)	55,260,054
Class S2
02-27-09(1) - 12-31-09	324	—	—	—	324	3,000	—	—	—	3,000
Opportunistic LargeCap
Class ADV
12-31-09	15,195	83,854	—	(7,677)	91,372	139,686	726,229	—	(69,860)	796,055
12-31-08	—	—	—	(1)	(1)	—	—	—	(11)	(11)
Class I
12-31-09	183,831	7,531,775	302,318	(1,991,572)	6,026,352	1,532,663	65,710,159	2,288,544	(17,011,141)	52,520,225
12-31-08	136,501	—	1,629,562	(2,175,855)	(409,792)	1,384,980	—	20,255,455	(25,817,102)	(4,176,667)
Class S
12-31-09	80,750	958,827	42,891	(458,404)	624,064	696,939	8,319,713	323,400	(3,885,664)	5,454,388
12-31-08	14,810	—	269,654	(387,908)	(103,444)	178,165	—	3,330,233	(4,432,841)	(924,443)
Intermediate Bond
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(11)	(11)
12-31-08	—	—	—	(1)	(1)	—	—	—	(12)	(12)
Class I
12-31-09	16,916,551	—	7,105,709	(79,964,789)	(55,942,529)	189,668,625	—	81,820,258	(930,726,708)	(659,237,825)
12-31-08	53,358,622	2,918,609	14,350,541	(79,274,180)	(8,646,408)	686,343,323	37,264,333	165,967,496	(993,285,707)	(103,710,555)

(1) Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Intermediate Bond (continued)
Class S
12-31-09	15,825,364	—	6,557,925	(16,132,158)	6,251,131	179,118,265	—	75,398,390	(182,847,886)	71,668,769
12-31-08	32,168,698	848,254	8,949,716	(19,339,594)	22,627,074	410,405,825	10,751,281	102,233,412	(233,459,612)	289,930,906
Class S2
02-27-09(1) - 12-31-09	278	—	—	—	278	3,000	—	—	—	3,000
Money Market
Class I
12-31-09	83,164,700	—	5,386,753	(558,662,896)	(470,111,443)	83,164,700	—	5,285,563	(558,662,896)	(470,212,633)
12-31-08	376,836,805	—	124,220,563	(342,541,056)	158,516,312	384,970,723	—	124,653,168	(346,315,736)	163,308,155
Science and Technology Opportunities
Class ADV
12-31-09	10,083	—	—	—	10,083	46,727	—	—	—	46,727
12-16-08(1) - 12-31-08	912	—	—	—	912	3,000	—	—	—	3,000
Class I
12-31-09	4,765,612	—	—	(1,699,898)	3,065,714	18,798,005	—	—	(6,866,848)	11,931,157
12-31-08	3,072,997	—	—	(3,991,670)	(918,673)	14,071,302	—	—	(18,237,345)	(4,166,043)
Class S
12-31-09	28,025,709	—	—	(9,114,688)	18,911,021	109,710,300	—	—	(34,899,591)	74,810,709
12-31-08	8,356,135	24,911,193	—	(5,950,375)	27,316,953	38,376,474	123,216,459	—	(23,407,370)	138,185,563
Class S2
02-27-09(1) - 12-31-09	998	—	—	(1)	997	3,003	—	—	(3)	3,000

(1) Commencement of operations.

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% (10% for Money Market) of the Portfolio's net assets, at market value, at time of purchase.

	Security	Principal Amount/ Shares	Initial Acquision Date	Cost	Value	Percent of Net Assets
Balanced	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	700,000	11/21/06	$683,243	$70	0.0%
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	600,000	11/21/06	597,758	60	0.0%
	Hudson Mezzanine Funding, 1.004%, due 06/12/42	927,000	12/21/06	926,319	1	0.0%
	PEA Lima, LLC, due 03/20/14	92,655	03/20/09	11,671	9	0.0%
				$2,218,991	$140	0.0%
Intermediate Bond	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	4,000,000	11/21/06	$3,985,331	$400	0.0%
	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	4,900,000	11/21/06	4,850,115	490	0.0%
	Hudson Mezzanine Funding, 1.004%, due 06/12/42	6,265,000	12/21/06	6,260,399	6	0.0%
	PEA Lima, LLC, due 03/20/14	617,699	03/20/09	77,804	62	0.0%
				$15,173,649	$958	0.0%
Growth and Income	Mirant Corp. — Escrow, due 06/15/21	20,000,000	11/30/05	$—	$—	0.0%
	Southern Energy — Escrow, due 07/15/49	10,000,000	11/30/05	—	—	0.0%
				$—	$—	0.0%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities") in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2009, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$37,340,841	$38,274,574
Growth and Income	22,432,989	23,265,017
Small Company	20,770,155	21,503,289
Opportunistic LargeCap	2,003,359	2,097,919
Intermediate Bond	346,615,946	354,665,559
Money Market	29,282,007	29,915,006
Science and Technology Opportunities	2,589,108	2,597,801

*   Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Portfolio of Investments.

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Concentration (Science and Technology Opportunities). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS (continued)

investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Terminated Investment Contracts. During the year ended December 31, 2008, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. During that period, Balanced and Intermediate Bond had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Balanced and Intermediate Bond terminated their trades and related agreements with the relevant entities and, where appropriate, are in the process of pursuing claims for damages. Management has determined that the financial impact to the Portfolios relating to these events is immaterial.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$(574,085)	$5,352,678	$(4,778,593)
Growth and Income	(2,023,005,399)	260,108	2,022,745,291
Small Company	—	(520,139)	520,139
Opportunistic LargeCap	(92,083,578)	(7,141)	92,090,719
Intermediate Bond	(2,942)	56,510,345	(56,507,403)
Money Market	(2,052,169)	578,049	1,474,120
Science and Technology Opportunities	(613,759)	(173,111)	786,870

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Balanced	$27,696,918	$60,981,872	$50,744,407
Growth and Income	33,459,107	39,517,165	—
Small Company	3,470,816	5,865,236	74,243,480
Opportunistic LargeCap	2,611,957	2,609,792	20,976,051
Intermediate Bond	157,249,151	268,240,664	—
Money Market	5,285,563	124,653,168	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$16,992,065	$27,304,107	$—	$—	$(134,357,470)	2016
					(81,655,948)	2017
					$(216,013,418)*
Growth and Income	—	366,978,591	—	—	$(63,082,574)	2010
					(97,583,750)	2015
					(462,266,588)	2016
					(221,417,074)	2017
					$(844,349,986)*
Small Company	2,738,722	59,355,417	—	—	$(52,676,115)	2016
					(59,983,526)	2017
					$(112,659,641)
Opportunistic LargeCap	1,703,884	13,902,809	—	—	$(2,003,615)	2010
					(19,421,277)	2015
					(32,645,987)	2016
					(14,335,708)	2017
					$(68,406,587)*
Intermediate Bond	—	7,551,882	(3,054,815)	(617,912)	$(444,290,884)	2017
Money Market	—	(149,401)	—	—	$(169)	2011
					(244,520)	2012
					$(244,689)
Science and Technology Opportunities	—	52,304,828	—	—	$(10,711,037)	2010
					(3,997,473)	2011
					(4,991,402)	2015
					(13,211,790)	2016
					(12,108,952)	2017
					$(45,020,654)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — REORGANIZATIONS

On August 8, 2009, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Growth and Income Portfolio II ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on July 21, 2009. The primary purposes of the transaction were to reduce overlap of identical investment objectives and principal investment strategies and to reduce net expenses ratios of the Acquired Portfolio. For financial reporting purposes,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$34,035,439
Net realized and unrealized gain on investments	$575,873,533
Net increase in net assets resulting from operations	$609,908,972

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Portfolio's statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Growth and Income Portfolio II	$169,748	$2,241,100	$333,629	$21,847	0.2163

The net assets of Growth and Income after the acquisition were $2,410,847,894.

On August 8, 2009, Opportunistic LargeCap ("Acquiring Portfolio") acquired all of the net assets of ING Opportunistic Large Cap Growth Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders on July 21, 2009. The primary purposes of the transaction were to reduce overlap of investment objectives and to lower the overall net expense ratios of Acquired Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$2,060,103
Net realized and unrealized gain on investments	$27,278,433
Net increase in net assets resulting from operations	$29,338,536

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired portfolio that have been included in the Acquiring Portfolio's statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Opportunistic LargeCap	ING Opportunistic LargeCap Growth Portfolio	$74,756	$82,033	$116,858	$3,461	0.9336

The net assets of Opportunistic LargeCap after the acquisition were $156,788,892.

On September 8, 2008, Growth and Income, as listed below ("Acquiring Portfolio"), acquired the assets and certain liabilities of ING Capital Guardian U.S. Equities Portfolio, also listed below ("Acquired Portfolio"), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — REORGANIZATIONS (continued)

the Acquired Portfolio's shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 9 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000's)	Total Net Assets of Acquiring Portfolio (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Portfolio Unrealized Appreciation (000's)	Conversion Ratio
Growth and	ING Capital Guardian
Income	U.S. Equities Portfolio	$353,712	$2,384,341	$(48,933)	$6,331	0.35

The net assets of Growth and Income after the acquisition were $2,738,052,537.

NOTE 16 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co.)("IIM") received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio Inc. and ING VP Bond Portfolio (the "Subject Portfolios"). As of August 6, 2004, the ING VP Bond Portfolio changed its name to the ING VP Intermediate Bond Portfolio. As of May 1, 2009, the ING VP Intermediate Bond Portfolio and the ING VP Balanced Portfolio changed their names to ING Intermediate Bond Portfolio and ING Balanced Portfolio, respectively. The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover from the defendants including the Subject Portfolios, these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM asserting the defenses unique to the investment advisor defendants; that they were merely conduits. The SEC intervened in the action and argued in favor of the defendants on the grounds that a decision against ING Funds would have a negative impact on the financial markets.

On June 29, 2009, the Bankruptcy Court ruled on the motion for summary judgment and held that the pre-payments made were not protected from avoidance by section 546(e) of the Bankruptcy Code and denied the summary judgment to the Subject Portfolios; however, the court did grant the summary judgment to dismiss IIM. As a result, the Subject Portfolios are bearing the full cost of the continuing litigation.

The Subject Portfolios filed an interlocutory appeal of the Bankruptcy Court's denial of summary judgment with the United States District Court of Southern New York ("District Court"). On November 19, 2009, the District Court ruled in favor of the Subject Portfolios and the one other remaining defendant, agreeing with the Subject Portfolios' reliance on section 546(e) and reversing the Bankruptcy Court. The judge directed the Bankruptcy Court to enter summary judgment in favor of the Subject Portfolios and the remaining defendant, essentially dismissing the preference claim against them. Enron appealed the District Court's ruling to the Second Circuit Court of Appeals. The Subject Portfolios believe that the facts and the weight of legal authority support their position.

NOTE 17 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 57.5%
		Advertising: 0.3%
12,927		Harte-Hanks, Inc.	$139,353
5,964	@	inVentiv Health, Inc.	96,438
41,339		Omnicom Group	1,618,422
			1,854,213
		Aerospace/Defense: 1.8%
2,369	@	AAR Corp.	54,440
4,300		Cubic Corp.	160,390
788		Curtiss-Wright Corp.	24,680
4,007	@	Esterline Technologies Corp.	163,365
21,800	@	Gencorp, Inc.	152,600
1,591		Kaman Corp.	36,736
5,200		L-3 Communications Holdings, Inc.	452,140
21,001		Lockheed Martin Corp.	1,582,425
1,538	@	Moog, Inc.	44,956
1,960		National Presto Industries, Inc.	214,091
13,850	@	Orbital Sciences Corp.	211,351
66,450		Raytheon Co.	3,423,504
1,800	@	Teledyne Technologies, Inc.	69,048
2,102		Triumph Group, Inc.	101,422
68,956		United Technologies Corp.	4,786,236
			11,477,384
		Agriculture: 1.3%
11,350	@	Alliance One International, Inc.	55,388
108,000		Altria Group, Inc.	2,120,040
42,550		Archer-Daniels-Midland Co.	1,332,241
47,760		Philip Morris International, Inc.	2,301,554
42,916		Reynolds American, Inc.	2,273,261
4,642		Universal Corp.	211,722
			8,294,206
		Airlines: 0.1%
1,900	@	Alaska Air Group, Inc.	65,664
3,100	@	Allegiant Travel Co.	146,227
12,557		Skywest, Inc.	212,464
			424,355
		Apparel: 0.3%
8,379	@	Carter's, Inc.	219,949
6,956	@	CROCS, Inc.	39,997
2,569	@	Deckers Outdoor Corp.	261,319
2,370	@	Hanesbrands, Inc.	57,141
16,542	@	Iconix Brand Group, Inc.	209,256
93		Oxford Industries, Inc.	1,923
14,837	@	Timberland Co.	266,027
7,099	@	True Religion Apparel, Inc.	131,261
238	@	Volcom, Inc.	3,984
9,399	@	Warnaco Group, Inc.	396,544
8,027		Wolverine World Wide, Inc.	218,495
			1,805,896
		Auto Manufacturers: 0.2%
119,400	@	Ford Motor Co.	1,194,000
7,900		Oshkosh Truck Corp.	292,537
			1,486,537
		Auto Parts & Equipment: 0.1%
7,095	@	ATC Technology Corp.	169,216
11,030		Spartan Motors, Inc.	62,099

Shares			Value
5,810	@	Standard Motor Products, Inc.	$49,501
9,330		Superior Industries International	142,749
			423,565
		Banks: 4.4%
14,481		Bancorpsouth, Inc.	339,724
5,597		Bank Mutual Corp.	38,731
209,603		Bank of America Corp.	3,156,621
5,337		Bank of Hawaii Corp.	251,159
5,177		Bank of the Ozarks, Inc.	151,531
30,000		Capital One Financial Corp.	1,150,200
74,300		Citigroup, Inc.	245,933
4,700		City Holding Co.	151,951
9,451		Community Bank System, Inc.	182,499
8,618		Cullen/Frost Bankers, Inc.	430,900
5,859		First Financial Bancorp.	85,307
4,350		First Financial Bankshares, Inc.	235,901
16,142		Goldman Sachs Group, Inc.	2,725,415
158		Hancock Holding Co.	6,919
2,407		Home Bancshares, Inc.	57,936
3,714		Independent Bank Corp.	77,585
14,100		International Bancshares Corp.	266,913
162,457		JPMorgan Chase & Co.	6,769,583
2,069		Nara Bancorp., Inc.	23,462
48,800		Northern Trust Corp.	2,557,120
20,000		PNC Financial Services Group, Inc.	1,055,800
7,400		Prosperity Bancshares, Inc.	299,478
7,437	@	Signature Bank	237,240
4,374		Simmons First National Corp.	121,597
24,036		State Street Corp.	1,046,527
4,943		Sterling Bancorp.	35,293
130	@	SVB Financial Group	5,420
1,957	L	Tompkins Financial Corp.	79,259
20,926		Trustco Bank Corp.	131,834
11,627		Trustmark Corp.	262,073
2,438		UMB Financial Corp.	95,935
3,374	L	United Bankshares, Inc.	67,379
24,678		US Bancorp.	555,502
178,433		Wells Fargo & Co.	4,815,907
6,351		Westamerica Bancorp.	351,655
9,006		Wilshire Bancorp., Inc.	73,759
6,345		Wintrust Financial Corp.	195,363
			28,335,411
		Beverages: 0.7%
2,239	@	Boston Beer Co., Inc.	104,337
17,181		Coca-Cola Co.	979,317
2,200	@,L	Green Mountain Coffee Roasters, Inc.	179,234
2,298	@	Hansen Natural Corp.	88,243
66,200		Molson Coors Brewing Co.	2,989,592
1,100	@	Peet's Coffee & Tea, Inc.	36,663
4,100		Pepsi Bottling Group, Inc.	153,750
3,330		PepsiAmericas, Inc.	97,436
2,310		PepsiCo, Inc.	140,448
			4,769,020
		Biotechnology: 1.0%
61,645	@	Amgen, Inc.	3,487,258
4,400	@,S	Arqule, Inc.	16,236
28,055	@	Biogen Idec, Inc.	1,500,943
2,834	@	Bio-Rad Laboratories, Inc.	273,368

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Biotechnology (continued)
7,951	@	Cambrex Corp.	$44,367
1,050	@	Charles River Laboratories International, Inc.	35,375
10,500	@	Cubist Pharmaceuticals, Inc.	199,185
82	@	Emergent Biosolutions, Inc.	1,114
9,373	@	Martek Biosciences Corp.	177,525
4,643	@	Regeneron Pharmaceuticals, Inc.	112,268
6,400	@	Vertex Pharmaceuticals, Inc.	274,240
			6,121,879
		Building Materials: 0.1%
3,712		AAON, Inc.	72,347
10,498	L	Apogee Enterprises, Inc.	146,972
14,000		Comfort Systems USA, Inc.	172,760
4,900	@	Drew Industries, Inc.	101,185
2,491		Gibraltar Industries, Inc.	39,183
984	@	Louisiana-Pacific Corp.	6,868
37,145	@	NCI Building Systems, Inc.	67,232
5,369		Quanex Building Products Corp.	91,112
4,800		Universal Forest Products, Inc.	176,688
			874,347
		Chemicals: 0.6%
1,586		Arch Chemicals, Inc.	48,976
7,037		Ashland, Inc.	278,806
5,965		Balchem Corp.	199,887
4,270		Cabot Corp.	112,002
9,440		HB Fuller Co.	214,760
6,383		Lubrizol Corp.	465,640
5,491		Minerals Technologies, Inc.	299,095
2,260		NewMarket Corp.	259,380
15,200		Olin Corp.	266,304
3,172	@	OM Group, Inc.	99,569
20,540	@	PolyOne Corp.	153,434
4,644		Quaker Chemical Corp.	95,852
12,110		RPM International, Inc.	246,196
7,780		Schulman A, Inc.	157,000
3,779		Sensient Technologies Corp.	99,388
2,683		Stepan Co.	173,885
4,600		Terra Industries, Inc.	148,074
15,288		Valspar Corp.	414,916
			3,733,164
		Coal: 0.5%
7,663		Arch Coal, Inc.	170,502
827	@	Patriot Coal Corp.	12,785
68,600		Peabody Energy Corp.	3,101,406
			3,284,693
		Commercial Services: 1.1%
9,900		Aaron Rents, Inc.	274,527
2,211		ABM Industries, Inc.	45,679
1,229	@,L	Alliance Data Systems Corp.	79,381
507	@	AMN Healthcare Services, Inc.	4,593
800	@	Capella Education Co.	60,240
9,974	@	Career Education Corp.	232,494
1,567	@	Consolidated Graphics, Inc.	54,876
16,100	@	Convergys Corp.	173,075
25,540	@,L	Corinthian Colleges, Inc.	351,686
3,189	@	Corrections Corp. of America	78,290

Shares			Value
5,700		Deluxe Corp.	$84,303
5,250	@	Forrester Research, Inc.	136,238
5,745	@	FTI Consulting, Inc.	270,934
5,650	@	Geo Group, Inc.	123,622
8,700		Global Payments, Inc.	468,582
45,500		H&R Block, Inc.	1,029,210
6,488	@	Hewitt Associates, Inc.	274,183
1,745		Hillenbrand, Inc.	32,876
43	@	HMS Holdings Corp.	2,094
1,916	@	ITT Educational Services, Inc.	183,859
3,200	@	Kelly Services, Inc.	38,176
6,533	@	Kendle International, Inc.	119,619
6,250		Lender Processing Services, Inc.	254,125
4,120		Manpower, Inc.	224,870
2,000		Monro Muffler, Inc.	66,880
18,200		Moody's Corp.	487,760
6,000	@	MPS Group, Inc.	82,440
8,290	@	Navigant Consulting, Inc.	123,189
16,550	@	On Assignment, Inc.	118,333
1,865		Pharmaceutical Product Development, Inc.	43,716
3,450	@,L	Pre-Paid Legal Services, Inc.	141,726
19,100	@	Rent-A-Center, Inc.	338,452
52,200		Service Corp. International	427,518
158	@	Spherion Corp.	888
8,729	@	TeleTech Holdings, Inc.	174,842
4,600	@	Ticketmaster	56,212
4,300		Watson Wyatt Worldwide, Inc.	204,336
6,621	@	Wright Express Corp.	210,945
			7,074,769
		Computers: 4.4%
8,794		Agilysys, Inc.	80,025
25,322	@,S	Apple, Inc.	5,339,397
5,440	@	CACI International, Inc.	265,744
23,450	@	Ciber, Inc.	80,903
1,600	@	Compellent Technologies, Inc.	36,288
15,398	@	Computer Sciences Corp.	885,847
113,100	@	Dell, Inc.	1,624,116
8,900		Diebold, Inc.	253,205
8,749	@	DST Systems, Inc.	381,019
154,420	@	EMC Corp.	2,697,717
119,245		Hewlett-Packard Co.	6,142,310
12,735	@	Insight Enterprises, Inc.	145,434
57,351		International Business Machines Corp.	7,507,246
16,262		Jack Henry & Associates, Inc.	375,977
6,244	@	Manhattan Associates, Inc.	150,043
14,984	@	Micros Systems, Inc.	464,954
20,631	@	NCR Corp.	229,623
3,200	@	Netscout Systems, Inc.	46,848
72	@,L	Palm, Inc.	723
2,037	@	Radiant Systems, Inc.	21,185
5,270	@	Radisys Corp.	50,329
23,000	@	Sun Microsystems, Inc.	215,510
3,034	@	SYKES Enterprises, Inc.	77,276
6,730	@,L	Synaptics, Inc.	206,275
11,829	@	Synopsys, Inc.	263,550
19,300	@	Western Digital Corp.	852,095
			28,393,639

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Cosmetics/Personal Care: 1.3%
1,850	@	Chattem, Inc.	$172,605
129,335		Procter & Gamble Co.	7,841,581
			8,014,186
		Distribution/Wholesale: 0.3%
16,748	@	Brightpoint, Inc.	123,098
5,948	@	Fossil, Inc.	199,615
25,437	@	Ingram Micro, Inc.	443,876
2,883	@	LKQ Corp.	56,478
6,535	@	Scansource, Inc.	174,485
9,784	@	Tech Data Corp.	456,521
1,996	@	United Stationers, Inc.	113,473
1,482		Watsco, Inc.	72,588
			1,640,134
		Diversified Financial Services: 1.0%
1,700	@	Affiliated Managers Group, Inc.	114,495
27,600		American Express Co.	1,118,352
6,124		CME Group, Inc.	2,057,358
47,600		Discover Financial Services	700,196
8,440		Eaton Vance Corp.	256,660
2,275		Financial Federal Corp.	62,563
371	L	Greenhill & Co., Inc.	29,769
245	@	Jefferies Group, Inc.	5,814
41,550	@	Nasdaq Stock Market, Inc.	823,521
15,719	@	National Financial Partners Corp.	127,167
24,400		NYSE Euronext	617,320
16,562		Raymond James Financial, Inc.	393,679
2,157	@	Stifel Financial Corp.	127,781
3,330		SWS Group, Inc.	40,293
5,547	@,L	World Acceptance, Corp.	198,749
			6,673,717
		Electric: 1.3%
581		Central Vermont Public Service Corp.	12,085
326		CH Energy Group, Inc.	13,862
58,400		Constellation Energy Group, Inc.	2,053,928
17,065		DPL, Inc.	470,994
70,097		DTE Energy Co.	3,055,528
20,200		Exelon Corp.	987,174
49		Great Plains Energy, Inc.	950
337	L	Hawaiian Electric Industries	7,043
6,842		Idacorp, Inc.	218,602
47		MDU Resources Group, Inc.	1,109
15,500		NSTAR	570,400
10,423		NV Energy, Inc.	129,037
3,175		UIL Holdings Corp.	89,154
6,965		Unisource Energy Corp.	224,203
6,700		Xcel Energy, Inc.	142,174
			7,976,243
		Electrical Components & Equipment: 0.7%
1,109		Ametek, Inc.	42,408
82,900		Emerson Electric Co.	3,531,540
3,263		Encore Wire Corp.	68,751
2,122	@	Energizer Holdings, Inc.	130,036
10,008		Hubbell, Inc.	473,378
			4,246,113

Shares			Value
		Electronics: 1.1%
2,625		American Science & Engineering, Inc.	$199,080
15,000	@	Arrow Electronics, Inc.	444,150
15,786	@	Avnet, Inc.	476,106
1,603		Bel Fuse, Inc.	34,448
13,560	@	Benchmark Electronics, Inc.	256,420
3,147		Brady Corp.	94,441
10,495	@	Checkpoint Systems, Inc.	160,049
11,686		CTS Corp.	112,419
7,955	L	Daktronics, Inc.	73,266
648	@	Dionex Corp.	47,868
517	@	Electro Scientific Industries, Inc.	5,594
12,781	@	Newport Corp.	117,457
5,878		Park Electrochemical Corp.	162,468
5,802	@	Plexus Corp.	165,357
10,548		Technitrol, Inc.	46,200
69,800	@	Thermo Fisher Scientific, Inc.	3,328,762
10,501	@	Thomas & Betts Corp.	375,831
9,179	@	TTM Technologies, Inc.	105,834
2,008	@	Varian, Inc.	103,492
23,300	@	Vishay Intertechnology, Inc.	194,555
6,150		Watts Water Technologies, Inc.	190,158
11,400		Woodward Governor Co.	293,778
			6,987,733
		Engineering & Construction: 0.6%
6,300	@	Aecom Technology Corp.	173,250
4,000	@	Dycom Industries, Inc.	32,120
12,310	@	EMCOR Group, Inc.	331,139
2,880	@	Exponent, Inc.	80,179
53,600	@	Jacobs Engineering Group, Inc.	2,015,896
18,073		KBR, Inc.	343,387
14,846	@	Shaw Group, Inc.	426,823
2,700	@	Stanley, Inc.	74,007
12,038	@	URS Corp.	535,932
			4,012,733
		Entertainment: 0.0%
2,284		International Speedway Corp.	64,980
8,300	@	Scientific Games Corp.	120,765
			185,745
		Environmental Control: 0.1%
2,011	@	Calgon Carbon Corp.	27,953
5,645	@	Darling International, Inc.	47,305
8,980	@	Tetra Tech, Inc.	243,987
529	@	Waste Connections, Inc.	17,637
			336,882
		Food: 0.7%
171		Calavo Growers, Inc.	2,907
5,031	S	Diamond Foods, Inc.	178,802
4,200		J&J Snack Foods Corp.	167,832
75,724		Kraft Foods, Inc.	2,058,178
6,345		Lancaster Colony Corp.	315,347
4,990	L	Nash Finch Co.	185,079
8,605	@	Ralcorp Holdings, Inc.	513,805
121		Ruddick Corp.	3,113
3,849		Sanderson Farms, Inc.	162,274
61,700		Sara Lee Corp.	751,506

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Food (continued)
302	@	Smithfield Foods, Inc.	$4,587
1,066	@	United Natural Foods, Inc.	28,505
			4,371,935
		Forest Products & Paper: 0.8%
4,475	@	Buckeye Technologies, Inc.	43,676
2,100	@	Clearwater Paper Corp.	115,437
91,816		International Paper Co.	2,458,832
75,800		MeadWestvaco Corp.	2,170,154
2,169		Neenah Paper, Inc.	30,258
2,200		Schweitzer-Mauduit International, Inc.	154,770
			4,973,127
		Gas: 0.8%
9,617		AGL Resources, Inc.	350,732
13,846		Atmos Energy Corp.	407,072
4,905		Laclede Group, Inc.	165,642
7,221		New Jersey Resources Corp.	270,065
117,604		NiSource, Inc.	1,808,750
950		Northwest Natural Gas Co.	42,788
3,665		Piedmont Natural Gas Co.	98,039
8,420		Sempra Energy	471,352
22,088		Southern Union Co.	501,398
5,967		Southwest Gas Corp.	170,239
18,623		UGI Corp.	450,490
8,221		WGL Holdings, Inc.	275,732
			5,012,299
		Hand/Machine Tools: 0.1%
4,584		Lincoln Electric Holdings, Inc.	245,061
2,200		Regal-Beloit Corp.	114,268
			359,329
		Healthcare-Products: 0.9%
7,000	@	Align Technology, Inc.	124,740
13,750	@	American Medical Systems Holdings, Inc.	265,238
380		Beckman Coulter, Inc.	24,867
4,900	@	Cantel Medical Corp.	98,882
6,000	@	CareFusion Corp.	150,060
952		Cooper Cos., Inc.	36,290
6,170	@	Cyberonics	126,115
800	@	Gen-Probe, Inc.	34,320
500	@	Haemonetics Corp.	27,575
4,200	@	Hanger Orthopedic Group, Inc.	58,086
8,126	@	Henry Schein, Inc.	427,428
1,764		Hill-Rom Holdings, Inc.	42,318
14,798	@	Hologic, Inc.	214,571
7,259	@	Hospira, Inc.	370,209
7,107		Invacare Corp.	177,249
36,190		Johnson & Johnson	2,330,998
5,390	@	Kensey Nash Corp.	137,445
9,540	@	Kinetic Concepts, Inc.	359,181
11,044	@	PSS World Medical, Inc.	249,263
1,058	@	Resmed, Inc.	55,302
11,745		Steris Corp.	328,508
13,050	@	Symmetry Medical, Inc.	105,183
890		West Pharmaceutical Services, Inc.	34,888
			5,778,716

Shares			Value
		Healthcare-Services: 1.1%
709	@	Air Methods Corp.	$23,837
1,578	@	Almost Family, Inc.	62,378
5,630	@,L	Amedisys, Inc.	273,393
3,608	@	AMERIGROUP Corp.	97,272
8,741	@	Amsurg Corp.	192,477
8,581	@	Centene Corp.	181,660
12,946	@	Community Health Systems, Inc.	460,878
1,000	@	Genoptix, Inc.	35,530
6,515	@	Gentiva Health Services, Inc.	175,970
13,200	@	Health Net, Inc.	307,428
11,515	@	Healthspring, Inc.	202,779
3,744	@	Humana, Inc.	164,324
10,600	@	Kindred Healthcare, Inc.	195,676
5,421	@	LHC Group, Inc.	182,200
11,200	@	Lincare Holdings, Inc.	415,744
6,600	@	Magellan Health Services, Inc.	268,818
6,780	@,S	Mednax, Inc.	407,546
5,518	@	Molina Healthcare, Inc.	126,197
10,969	@	Odyssey HealthCare, Inc.	170,897
6,200	@	RehabCare Group, Inc.	188,666
62,803		UnitedHealth Group, Inc.	1,914,235
8,900		Universal Health Services, Inc.	271,450
3,093	@	WellCare Health Plans, Inc.	113,699
7,500	@	WellPoint, Inc.	437,175
			6,870,229
		Home Builders: 0.2%
17,200		KB Home	235,296
8,570	@	M/I Homes, Inc.	89,042
9,450		MDC Holdings, Inc.	293,328
4,881	@	Meritage Homes Corp.	94,350
510	@	NVR, Inc.	362,462
7,558		Ryland Group, Inc.	148,893
17,955	@	Standard-Pacific Corp.	67,152
5,302		Thor Industries, Inc.	166,483
			1,457,006
		Home Furnishings: 0.0%
15,080	@	La-Z-Boy, Inc.	143,712
3,600	@	Universal Electronics, Inc.	83,592
			227,304
		Household Products/Wares: 0.3%
6,800		American Greetings Corp.	148,172
8,947	@	Central Garden & Pet Co.	88,933
1,230		Church & Dwight Co., Inc.	74,354
7,786	@	Helen of Troy Ltd.	190,446
21,634		Kimberly-Clark Corp.	1,378,302
3,500		Scotts Miracle-Gro Co.	137,585
1,567		Tupperware Corp.	72,975
			2,090,767
		Insurance: 1.8%
38,846		Aflac, Inc.	1,796,628
15,533		American Financial Group, Inc.	387,548
4,865		American Physicians Capital, Inc.	147,507
4,852	@	Amerisafe, Inc.	87,190
15,200		Assurant, Inc.	448,096
25,773		Chubb Corp.	1,267,516
8,851		Delphi Financial Group	197,997

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Insurance (continued)
7,029		Everest Re Group Ltd.	$602,245
62		Fidelity National Title Group, Inc.	835
7,569		Hanover Insurance Group, Inc.	336,291
12,205		HCC Insurance Holdings, Inc.	341,374
3,733		Infinity Property & Casualty Corp.	151,709
5,650	@	ProAssurance Corp.	303,462
18,339		Protective Life Corp.	303,510
11,128		Reinsurance Group of America, Inc.	530,249
4,735		Safety Insurance Group, Inc.	171,549
142		Selective Insurance Group	2,336
10,205		Stancorp Financial Group, Inc.	408,404
4,510	L	Tower Group, Inc.	105,579
56,452		Travelers Cos., Inc.	2,814,697
8,547		Unitrin, Inc.	188,461
60,529		UnumProvident Corp.	1,181,526
86	S	WR Berkley Corp.	2,119
			11,776,828
		Internet: 1.0%
6,800	@	AOL, Inc.	158,304
3,677	@	Blue Coat Systems, Inc.	104,942
1,490	@	Blue Nile, Inc.	94,362
3,170	@	Cybersource Corp.	63,749
2,864	@	DealerTrack Holdings, Inc.	53,815
6,554	@	Digital River, Inc.	176,892
45,767	@	eBay, Inc.	1,077,355
14,368	@	eResearch Technology, Inc.	86,352
1,568	@	F5 Networks, Inc.	83,073
6,289	@	Google, Inc. - Class A	3,899,054
6,867	@	Infospace, Inc.	58,850
8,508	@	j2 Global Communications, Inc.	173,138
1,046		Nutri/System, Inc.	32,604
11,176	@	Perficient, Inc.	94,214
1,000	@	Priceline.com, Inc.	218,500
6,560	@	Stamps.com, Inc.	59,040
17,951		United Online, Inc.	129,068
5,316	@	Websense, Inc.	92,817
			6,656,129
		Investment Companies: 0.0%
16,605		Apollo Investment Corp.	158,246
			158,246
		Iron/Steel: 0.1%
6,179		Nucor Corp.	288,250
8,300		Reliance Steel & Aluminum Co.	358,726
9,799		Steel Dynamics, Inc.	173,638
			820,614
		Leisure Time: 0.0%
6,500		Callaway Golf Co.	49,010
1,027		Polaris Industries, Inc.	44,808
			93,818
		Machinery-Construction & Mining: 0.1%
4,639		Bucyrus International, Inc.	261,500
5,832		Joy Global, Inc.	300,873
			562,373

Shares			Value
		Machinery-Diversified: 0.1%
5,848		Briggs & Stratton Corp.	$109,416
2,350		Gardner Denver, Inc.	99,993
5,177	@	Gerber Scientific, Inc.	26,144
2,283		Graco, Inc.	65,225
300		IDEX Corp.	9,345
2,309	@	Intermec, Inc.	29,694
1,745		Lindsay Manufacturing Co.	69,538
6,886		Wabtec Corp.	281,224
			690,579
		Media: 1.4%
243,132		Comcast Corp. - Class A	4,099,206
58,250	@	DIRECTV	1,942,638
7,889		John Wiley & Sons, Inc.	330,391
5,700		Scholastic Corp.	170,031
79,400	@	Viacom - Class B	2,360,562
			8,902,828
		Metal Fabricate/Hardware: 0.2%
2,800		Commercial Metals Co.	43,820
1,100		Lawson Products	19,415
8,246		Mueller Industries, Inc.	204,831
16,621		Timken Co.	394,084
4,120		Valmont Industries, Inc.	323,214
49		Worthington Industries	640
			986,004
		Mining: 0.0%
667		Amcol International Corp.	18,956
5,852	@	Century Aluminum Co.	94,744
			113,700
		Miscellaneous Manufacturing: 3.3%
10,200		3M Co.	843,234
1,034		Acuity Brands, Inc.	36,852
4,800		AO Smith Corp.	208,272
4,253	@	AZZ, Inc.	139,073
2,639		Brink's Co.	64,233
12,350		Carlisle Cos., Inc.	423,111
5,460	@	Ceradyne, Inc.	104,887
2,083		Clarcor, Inc.	67,573
11,731		Crane Co.	359,203
4,617		Donaldson Co., Inc.	196,407
60,270		Dover Corp.	2,507,835
36,200		Eaton Corp.	2,303,044
1,806		ESCO Technologies, Inc.	64,745
413,862		General Electric Co.	6,261,732
11,465	@	Griffon Corp.	140,102
10,133		Harsco Corp.	326,587
63,800		Honeywell International, Inc.	2,500,960
44,723		ITT Corp.	2,224,522
4,680		John Bean Technologies Corp.	79,607
40,400		Leggett & Platt, Inc.	824,160
6,027		Myers Industries, Inc.	54,846
15,147		Pentair, Inc.	489,248
8,149		SPX Corp.	445,750
1,200		Standex International Corp.	24,108
6,247	L	Sturm Ruger & Co., Inc.	60,596
9,806		Tredegar Corp.	155,131
			20,905,818

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Office/Business Equipment: 0.5%
50,800		Pitney Bowes, Inc.	$1,156,208
211,500		Xerox Corp.	1,789,290
			2,945,498
		Oil & Gas: 2.7%
8,988		Apache Corp.	927,292
3,500	@	Atwood Oceanics, Inc.	125,475
1,549	@	Bill Barrett Corp.	48,189
49,976		Chevron Corp.	3,847,652
25,100		ConocoPhillips	1,281,857
100,532		ExxonMobil Corp.	6,855,277
149		Frontier Oil Corp.	1,794
8,386		Helmerich & Payne, Inc.	334,434
9,400	@	Nabors Industries Ltd.	205,766
6,758	@	Newfield Exploration Co.	325,938
27,129		Patterson-UTI Energy, Inc.	416,430
2,752	@	Petroleum Development Corp.	50,114
5,978	@	Pride International, Inc.	190,758
16,983	@	Quicksilver Resources, Inc.	254,915
42,900	@	Rowan Cos., Inc.	971,256
3,172		St. Mary Land & Exploration Co.	108,609
9,788	@	Stone Energy Corp.	176,673
2,900	@	Unit Corp.	123,250
20,900		XTO Energy, Inc.	972,477
			17,218,156
		Oil & Gas Services: 0.8%
1,304	@	Dril-Quip, Inc.	73,650
4,086	@	Exterran Holdings, Inc.	87,645
4,349		Gulf Island Fabrication, Inc.	91,459
12,547	@	Helix Energy Solutions Group, Inc.	147,427
2,363	@	Hornbeck Offshore Services, Inc.	55,011
11,158	@	Matrix Service Co.	118,833
79,319		National Oilwell Varco, Inc.	3,497,175
8,149	@	Oceaneering International, Inc.	476,879
8,326	@	Oil States International, Inc.	327,129
891	@	SEACOR Holdings, Inc.	67,939
17,900	@	Tetra Technologies, Inc.	198,332
			5,141,479
		Packaging & Containers: 0.7%
7,900		Ball Corp.	408,430
44,624		Bemis Co.	1,323,102
6,200	@	Owens-Illinois, Inc.	203,794
12,716		Packaging Corp. of America	292,595
32,000	@	Pactiv Corp.	772,480
6,230		Rock-Tenn Co.	314,054
11,400		Sealed Air Corp.	249,204
12,010		Sonoco Products Co.	351,293
13,348		Temple-Inland, Inc.	281,776
			4,196,728
		Pharmaceuticals: 3.7%
60,596		Abbott Laboratories	3,271,578
55,138		AmerisourceBergen Corp.	1,437,448
86,400		Cardinal Health, Inc.	2,785,536
1,450	@	Catalyst Health Solutions, Inc.	52,882
6,700		Eli Lilly & Co.	239,257

Shares			Value
11,650	@	Endo Pharmaceuticals Holdings, Inc.	$238,942
31,729		McKesson Corp.	1,983,063
12,919		Medicis Pharmaceutical Corp.	349,459
118,084		Merck & Co., Inc.	4,314,789
12,300	@	Mylan Laboratories	226,689
16,961		Omnicare, Inc.	410,117
8,246	@	Par Pharmaceutical Cos., Inc.	223,137
11,599		Perrigo Co.	462,104
392,087		Pfizer, Inc.	7,132,063
11,258	@	PharMerica Corp.	178,777
11,888	@	Valeant Pharmaceuticals International	377,920
			23,683,761
		Pipelines: 0.5%
7,007		Oneok, Inc.	312,302
146,600		Williams Cos., Inc.	3,090,328
			3,402,630
		Real Estate: 0.1%
11,500	@	CB Richard Ellis Group, Inc.	156,055
8,658	@	Forestar Real Estate Group, Inc.	190,303
1,194		Jones Lang LaSalle, Inc.	72,118
			418,476
		Retail: 3.8%
14,500	@	99 Cents Only Stores	189,515
12,918		Advance Auto Parts, Inc.	522,921
12,751	@	Aeropostale, Inc.	434,172
26,300	@,L	Autonation, Inc.	503,645
462	L	Barnes & Noble, Inc.	8,810
6,374		Big 5 Sporting Goods Corp.	109,505
2,000	@	BJ's Restaurants, Inc.	37,640
74	@	BJ's Wholesale Club, Inc.	2,421
4,273		Bob Evans Farms, Inc.	123,703
7,113		Brinker International, Inc.	106,126
4,560	L	Buckle, Inc.	133,517
12,517	@,L	Cabela's, Inc.	178,492
6,400	@	California Pizza Kitchen, Inc.	86,080
1,357	@	Carmax, Inc.	32,907
8,374		Casey's General Stores, Inc.	267,298
2,400		Cash America International, Inc.	83,904
8,600		Cato Corp.	172,516
2,463	@	CEC Entertainment, Inc.	78,619
18,274	@	Cheesecake Factory	394,536
15,300	@	Chico's FAS, Inc.	214,965
5,600	@	Childrens Place Retail Stores, Inc.	184,856
2,050	@	Chipotle Mexican Grill, Inc.	180,728
7,273	@	Collective Brands, Inc.	165,606
4,789		Cracker Barrel Old Country Store	181,934
2,951	@	DineEquity, Inc.	71,680
11,565	@	Dollar Tree, Inc.	558,590
7,121	@,L	Dress Barn, Inc.	164,495
4,900	@	Ezcorp, Inc.	84,329
5,350		Finish Line	67,143
5,753	@	First Cash Financial Services, Inc.	127,659
14,107		Fred's, Inc.	143,891
17,200	@	GameStop Corp.	377,368

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Retail (continued)
88,498		Gap, Inc.	$1,854,033
6,605	@	Group 1 Automotive, Inc.	187,252
5,682	@	Gymboree Corp.	247,110
123,164		Home Depot, Inc.	3,563,135
6,500	@	HOT Topic, Inc.	41,340
4,500	@	HSN, Inc.	90,855
5,917	@	Jo-Ann Stores, Inc.	214,432
3,968	@	JoS. A Bank Clothiers, Inc.	167,410
13,300	@	Kohl's Corp.	717,269
72,900		Limited Brands, Inc.	1,402,596
10,067	@	Lithia Motors, Inc.	82,751
6,900	@	MarineMax, Inc.	63,411
2,427		Men's Wearhouse, Inc.	51,113
377		MSC Industrial Direct Co.	17,719
2,608	@	OfficeMax, Inc.	33,096
4,452	@	Papa John's International, Inc.	103,999
17,160	S	Petsmart, Inc.	458,000
3,463	@,L	PF Chang's China Bistro, Inc.	131,282
9,329	S	Phillips-Van Heusen	379,504
10,158		Regis Corp.	158,160
9,700		Ross Stores, Inc.	414,287
11,608	@	Ruby Tuesday, Inc.	83,578
8,067		Sonic Automotive, Inc.	83,816
10,392		Stage Stores, Inc.	128,445
56,895		Staples, Inc.	1,399,048
181	@	Steak N Shake Co/The	58,666
4,844	@	Stein Mart, Inc.	51,637
75,704		Target Corp.	3,661,802
8,441	@	Texas Roadhouse, Inc.	94,792
30,600		TJX Cos., Inc.	1,118,430
6,100	@	Tractor Supply Co.	323,056
1,953	@	Urban Outfitters, Inc.	68,335
9,233		Wal-Mart Stores, Inc.	493,504
5,043		Williams-Sonoma, Inc.	104,794
9,720		World Fuel Services Corp.	260,399
			24,298,627
		Savings & Loans: 0.4%
8,200		Brookline Bancorp., Inc.	81,262
12,544		Dime Community Bancshares	147,016
109,431		Hudson City Bancorp., Inc.	1,502,488
49,250	L	New York Community Bancorp., Inc.	714,618
29,800		NewAlliance Bancshares, Inc.	357,898
			2,803,282
		Semiconductors: 1.7%
18,300	@	Broadcom Corp.	575,535
5,460	@	Cabot Microelectronics Corp.	179,962
2,222	@	Cree, Inc.	125,254
10,297	@	Cypress Semiconductor Corp.	108,736
338	@	Diodes, Inc.	6,912
4,801	@	DSP Group, Inc.	27,030
33,100	@	Integrated Device Technology, Inc.	214,157
61,830		Intel Corp.	1,261,332
31,176	@	Kopin Corp.	130,316
800	@	Lam Research Corp.	31,368
3,692		Micrel, Inc.	30,274
59,300	@	Micron Technology, Inc.	626,208
7,021	@	Microsemi Corp.	124,623
19,317	@	Semtech Corp.	328,582
8,004	@,L	Sigma Designs, Inc.	85,643

Shares			Value
26,400	@	Skyworks Solutions, Inc.	$374,616
135,800		Texas Instruments, Inc.	3,538,948
3,735	@	Varian Semiconductor Equipment Associates, Inc.	134,012
3,035	@	Veeco Instruments, Inc.	100,276
106,600		Xilinx, Inc.	2,671,396
			10,675,180
		Software: 3.1%
1,477	@	ACI Worldwide, Inc.	25,331
5,651	@	Acxiom Corp.	75,836
3,900	@	Adobe Systems, Inc.	143,442
949	@,S	Advent Software, Inc.	38,653
131	@	Ansys, Inc.	5,693
20,450		Broadridge Financial Solutions ADR	461,352
98,066		CA, Inc.	2,202,562
970	@	Cerner Corp.	79,967
855	@	Commvault Systems, Inc.	20,255
53,700	@	Compuware Corp.	388,251
2,103	@	Concur Technologies, Inc.	89,903
7,447	@	CSG Systems International	142,163
805	@	Digi International, Inc.	7,342
183	@	Epicor Software Corp.	1,394
12,750		Fair Isaac Corp.	271,703
39,796		Fidelity National Information Services, Inc.	932,818
24,800		IMS Health, Inc.	522,288
275,732		Microsoft Corp.	8,407,069
2,679	@	MSCI, Inc. - Class A	85,192
185,394		Oracle Corp.	4,549,569
14,900	@	Quest Software, Inc.	274,160
7,561	@	Smith Micro Software, Inc.	69,108
11,411	@	Sybase, Inc.	495,237
6,200	@	SYNNEX Corp.	190,092
			19,479,380
		Telecommunications: 3.1%
43,250	@	3Com Corp.	324,375
4,077	@	Anixter International, Inc.	192,027
4,200		Applied Signal Technology, Inc.	81,018
21,227	@	Arris Group, Inc.	242,625
271,157		AT&T, Inc.	7,600,503
4,660		Black Box Corp.	132,064
6,400	@,L	Ciena Corp.	69,376
27,013	@	Cincinnati Bell, Inc.	93,195
202,661	@	Cisco Systems, Inc.	4,851,704
8,113	@	CommScope, Inc.	215,238
1,123	@	Comtech Telecommunications	39,361
6,600	@	EMS Technologies, Inc.	95,700
299	@	General Communication, Inc.	1,908
1,086	@	Harmonic, Inc.	6,874
8,587		Harris Corp.	408,312
8,605	@	Netgear, Inc.	186,642
558	@	NeuStar, Inc.	12,856
6,900	@	Neutral Tandem, Inc.	156,975
10,691	@,L	Novatel Wireless, Inc.	85,207
4,316		Plantronics, Inc.	112,130
4,400	@	Polycom, Inc.	109,868
42,566		Qualcomm, Inc.	1,969,103
91,400		Qwest Communications International, Inc.	384,794
20,900	@	RF Micro Devices, Inc.	99,693
38,700	@	Sprint Nextel Corp.	141,642

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Telecommunications (continued)
5,499	@	Symmetricom, Inc.	$28,595
4,400	@	Tekelec	67,232
9,600	@	TW Telecom, Inc.	164,544
11,198	@	USA Mobility, Inc.	123,290
48,625		Verizon Communications, Inc.	1,610,946
			19,607,797
		Textiles: 0.0%
4,403		G&K Services, Inc.	110,647
4,181		Unifirst Corp.	201,148
			311,795
		Transportation: 0.2%
4,453	@	Bristow Group, Inc.	171,218
7,322		Landstar System, Inc.	283,874
7,913		Overseas Shipholding Group	347,776
10,600		Ryder System, Inc.	436,402
6,774		Tidewater, Inc.	324,813
			1,564,083
Total Common Stock (Cost $322,205,722)			366,981,085
REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Apartments: 0.2%
3,603		BRE Properties, Inc.	119,187
3,625		Camden Property Trust	153,591
1,400		Essex Property Trust, Inc.	117,110
3,849		Home Properties, Inc.	183,636
5,395		Mid-America Apartment Communities, Inc.	260,471
14,400		UDR, Inc.	236,736
			1,070,731
		Diversified: 0.1%
10,576		Cousins Properties, Inc.	80,695
11,602		Duke Realty Corp.	141,196
909		Entertainment Properties Trust	32,060
6,114		Liberty Property Trust	195,709
			449,660
		Forest Products & Paper: 0.1%
3,926		Potlatch Corp.	125,161
6,826		Rayonier, Inc.	287,784
			412,945
		Health Care: 0.2%
11,900		HCP, Inc.	363,426
11,252		Healthcare Realty Trust, Inc.	241,468
5,706		LTC Properties, Inc.	152,636
7,300		Nationwide Health Properties, Inc.	256,814
8,200		Senior Housing Properties Trust	179,334
			1,193,678
		Hotels: 0.0%
5,100		Hospitality Properties Trust	120,921
			120,921

Shares			Value
		Office Property: 0.1%
3,933		Alexandria Real Estate Equities, Inc.	$252,853
3,213		BioMed Realty Trust, Inc.	50,701
3,800		Corporate Office Properties Trust SBI MD	139,194
4,682		Franklin Street Properties Corp.	68,404
3,158		Highwoods Properties, Inc.	105,319
685		Kilroy Realty Corp.	21,009
3,431		Mack-Cali Realty Corp.	118,610
4,623		Parkway Properties, Inc.	96,251
3,700		SL Green Realty Corp.	185,888
			1,038,229
		Regional Malls: 0.3%
5,253		Macerich Co.	188,845
3,873		Pennsylvania Real Estate Investment Trust	32,766
24,873		Simon Property Group, Inc.	1,984,865
			2,206,476
		Shopping Centers: 0.2%
10,310		Acadia Realty Trust	173,930
8,250		Cedar Shopping Centers, Inc.	56,100
3,935	L	Equity One, Inc.	63,629
3,800		Federal Realty Investment Trust	257,336
3,800	L	Regency Centers Corp.	133,228
978		Tanger Factory Outlet Centers, Inc.	38,132
8,646		Urstadt Biddle Properties, Inc.	132,024
10,288		Weingarten Realty Investors	203,600
			1,057,979
		Single Tenant: 0.0%
2,467		National Retail Properties, Inc.	52,350
8,650	L	Realty Income Corp.	224,122
			276,472
		Storage: 0.1%
19,092		Extra Space Storage, Inc.	220,513
4,650		Public Storage, Inc.	378,743
2,800		Sovran Self Storage, Inc.	100,044
			699,300
		Warehouse/Industrial: 0.1%
10,318		AMB Property Corp.	263,625
2,754		EastGroup Properties, Inc.	105,423
28,300		Prologis	387,427
			756,475
Total Real Estate Investment Trusts (Cost $7,258,613)			9,282,866
PREFERRED STOCK: 0.1%
		Diversified Financial Services: 0.1%
857	#,P	Zurich RegCaPS Funding Trust	594,544
Total Preferred Stock (Cost $814,150)			594,544

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 14.9%
		Advertising: 0.0%
$250,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	$278,750
			278,750
		Agriculture: 0.2%
699,000	S	Altria Group, Inc., 9.700%, due 11/10/18	865,431
215,000		Philip Morris International, Inc., 6.875%, due 03/17/14	243,845
			1,109,276
		Apparel: 0.1%
320,000		Hanesbrands, Inc., 8.000%, due 12/15/16	327,600
			327,600
		Banks: 3.0%
541,000		American Express Bank FSB, 5.500%, due 04/16/13	577,100
400,000		Bank of America Corp., 5.420%, due 03/15/17	395,422
482,000		Bank of America Corp., 8.000%, due 12/29/49	464,715
140,000		Bank of Ireland, 0.500%, due 12/29/49	47,600
1,238,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	1,261,882
632,000	#	Barclays Bank PLC, 7.375%, due 06/29/49	571,960
171,000		Capital One Financial Corp., 7.375%, due 05/23/14	193,795
769,000		Citigroup, Inc., 5.000%, due 09/15/14	742,097
723,000		Citigroup, Inc., 6.010%, due 01/15/15	739,048
876,000		Citigroup, Inc., 8.500%, due 05/22/19	1,013,247
1,133,000	^^	Deutsche Bank AG, London-Republic of Indonesia Government Bond Credit Linked Notes, 13.150%, due 01/25/12	1,156,566
591,000		Discover Bank/Greenwood DE, 8.700%, due 11/18/19	634,229
241,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	174,299
1,046,000		Fifth Third Bancorp., 8.250%, due 03/01/38	997,147
864,000		First Tennessee Bank NA, 5.650%, due 04/01/16	750,333
318,000	L	Goldman Sachs Group, Inc., 5.250%, due 04/01/13	337,070
372,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	400,229
427,000		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	456,245
592,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	635,839
602,000	#	HSBC Capital Funding L.P., 9.547%, due 12/29/49	626,080

Principal Amount			Value
$387,000		JPMorgan Chase & Co., 4.650%, due 06/01/14	$408,086
344,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	361,445
815,000		Morgan Stanley, 4.750%, due 04/01/14	820,464
641,000		Morgan Stanley, 7.300%, due 05/13/19	721,041
1,015,000		National City Preferred Capital Trust I, 12.000%, due 12/29/49	1,172,123
960,000	#	Rabobank, 11.000%, due 12/29/49	1,173,734
296,000		USB Capital XIII Trust, 6.625%, due 12/15/39	301,823
622,000		Wachovia Bank NA, 6.000%, due 11/15/17	652,094
796,000		Wachovia Bank NA, 6.600%, due 01/15/38	842,915
101,000		Wachovia Corp., 5.250%, due 08/01/14	104,667
686,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	668,850
			19,402,145
		Beverages: 0.3%
596,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	631,693
547,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	641,496
396,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	444,956
			1,718,145
		Chemicals: 0.3%
287,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	316,009
267,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	314,778
432,000		Dow Chemical Co., 7.600%, due 05/15/14	492,032
505,000	#	Nova Chemicals Corp., 8.375%, due 11/01/16	515,100
85,000	#	Nova Chemicals Corp., 8.625%, due 11/01/19	86,913
			1,724,832
		Coal: 0.1%
610,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	648,125
			648,125
		Commercial Services: 0.2%
527,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16	574,425
60,000		Service Corp. International, 7.000%, due 06/15/17	58,500
495,000	&,#	ServiceMaster Co, 10.750%, due 07/15/15	517,275
			1,150,200

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Computers: 0.1%
$475,000		Seagate Technology, Inc., 6.800%, due 10/01/16	$461,938
			461,938
		Diversified Financial Services: 1.4%
830,000	#	Aiful Corp., 4.450%, due 02/16/10	797,492
232,000		American Express Credit Corp., 5.125%, due 08/25/14	244,718
341,000	S	American Express Credit Corp., 7.300%, due 08/20/13	383,552
1,009,000	#	Cantor Fitzgerald L.P., 7.875%, due 10/15/19	989,116
211,000		Capital One Bank USA NA, 6.500%, due 06/13/13	227,007
684,000		Capital One Bank USA NA, 8.800%, due 07/15/19	809,613
418,000		Capital One Capital V, 10.250%, due 08/15/39	487,185
241,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	236,264
634,000		Credit Suisse, 5.860%, due 12/31/49	554,750
295,000		FIA Card Services NA, 6.625%, due 06/15/12	317,348
428,000		Fund American Cos., Inc., 5.875%, due 05/15/13	427,410
375,000		General Electric Capital Corp., 3.750%, due 11/14/14	374,757
730,000		General Electric Capital Corp., 5.875%, due 01/14/38	678,117
91,000		General Electric Capital Corp., 6.000%, due 08/07/19	94,632
633,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	655,776
237,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	238,325
324,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	323,043
400,000		Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	404,127
355,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	383,100
203,000	S	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	269,409
52,125	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	53,165
530,000	#,±	Twin Reefs Pass-through Trust, 2.231%, due 12/10/49	53
			8,948,959
		Electric: 1.5%
715,000		AES Corp., 8.000%, due 10/15/17	737,344
367,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	357,134
172,000	#	Allegheny Energy Supply Co. LLC, 6.750%, due 10/15/39	164,231
284,000		Ameren Corp., 8.875%, due 05/15/14	319,287
91,000		Ameren Energy Generating Co., 6.300%, due 04/01/20	89,524

Principal Amount			Value
$1,298,000		Commonwealth Edison Co., 6.950%, due 07/15/18	$1,413,823
391,000		DTE Energy Co., 7.050%, due 06/01/11	414,401
114,000		Duke Energy Corp., 3.950%, due 09/15/14	115,615
436,000		Duke Energy Corp., 6.300%, due 02/01/14	479,867
242,000		Entergy Texas, Inc., 7.125%, due 02/01/19	268,691
170,000		FirstEnergy Solutions Corp., 4.800%, due 02/15/15	173,713
222,000		Indiana Michigan Power, 7.000%, due 03/15/19	247,992
153,000		Jersey Central Power and Light, 7.350%, due 02/01/19	173,953
305,676	#	Juniper Generation, LLC, 6.790%, due 12/31/14	285,991
451,000		Metropolitan Edison, 7.700%, due 01/15/19	518,479
47,000		Nevada Power Co., 7.125%, due 03/15/19	52,563
189,000		Nisource Finance Corp., 6.125%, due 03/01/22	193,296
1,214,000		NorthWestern Corp., 5.875%, due 11/01/14	1,260,580
419,000		Oncor Electric Delivery Co., 6.800%, due 09/01/18	466,188
568,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38	673,591
243,000		Progress Energy, Inc., 6.050%, due 03/15/14	266,274
191,000		Progress Energy, Inc., 7.050%, due 03/15/19	214,049
473,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	498,418
460,000		Southwestern Electric Power, 5.550%, due 01/15/17	464,838
			9,849,842
		Electronics: 0.1%
335,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	353,425
			353,425
		Energy-Alternate Sources: 0.0%
600,000	I,X,±	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	60
700,000	I,X,±	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	70
92,655	I,X,±	PEA Lima, LLC, due 03/20/14	9
			139
		Entertainment: 0.3%
605,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	620,125
600,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	615,000
345,000	#	Warner Music Group, 9.500%, due 06/15/16	371,306
120,000	L	WMG Holdings Corp., 9.500%, due 12/15/14	122,100
			1,728,531

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Food: 0.4%
$155,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	$158,100
396,000		HJ Heinz Co., 5.350%, due 07/15/13	426,037
631,000		Kraft Foods, Inc., 6.125%, due 02/01/18	664,580
131,000		Kraft Foods, Inc., 6.125%, due 08/23/18	138,352
138,000		Kraft Foods, Inc., 6.500%, due 08/11/17	149,964
205,000		Safeway, Inc., 6.250%, due 03/15/14	225,353
525,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	572,250
155,000		Tyson Foods, Inc., 7.850%, due 04/01/16	159,650
			2,494,286
		Forest Products & Paper: 0.0%
252,000		Domtar Corp., 10.750%, due 06/01/17	297,360
			297,360
		Gas: 0.1%
596,000		Sempra Energy, 6.500%, due 06/01/16	647,218
			647,218
		Healthcare-Products: 0.3%
480,000	&,S	Biomet, Inc., 10.375%, due 10/15/17	523,200
467,000		Boston Scientific Corp., 4.500%, due 01/15/15	468,475
249,000		Boston Scientific Corp., 6.000%, due 01/15/20	254,900
287,000		Boston Scientific Corp., 7.375%, due 01/15/40	309,315
232,000		Zimmer Holdings, Inc., 5.750%, due 11/30/39	228,232
			1,784,122
		Healthcare-Services: 0.2%
255,000		HCA, Inc., 9.250%, due 11/15/16	274,444
480,000	&	HCA, Inc., 9.625%, due 11/15/16	520,800
252,000		US Oncology, Inc., 9.125%, due 08/15/17	265,860
			1,061,104
		Holding Companies-Diversified: 0.0%
130,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	133,575
			133,575
		Home Builders: 0.0%
213,000		Toll Brothers Finance Corp., 6.750%, due 11/01/19	208,980
			208,980

Principal Amount			Value
		Insurance: 1.1%
$1,355,000		Aegon NV, 3.570%, due 12/31/49	$687,256
785,000		American International Group, Inc., 5.850%, due 01/16/18	645,092
734,000		Genworth Financial, Inc., 6.515%, due 05/22/18	672,728
331,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	341,744
416,000		Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	405,786
353,000		Lincoln National Corp., 8.750%, due 07/01/19	404,007
506,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	585,925
266,000		Principal Financial Group, Inc., 7.875%, due 05/15/14	293,855
837,000		Protective Life Corp., 8.450%, due 10/15/39	809,588
186,000		Prudential Financial, Inc., 4.750%, due 09/17/15	188,841
194,000		Prudential Financial, Inc., 5.700%, due 12/14/36	175,855
387,000		Prudential Financial, Inc., 6.000%, due 12/01/17	399,896
302,000		Prudential Financial, Inc., 6.625%, due 12/01/37	310,562
251,000		Prudential Financial, Inc., 7.375%, due 06/15/19	281,900
647,000	#	Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39	670,993
			6,874,028
		Investment Companies: 0.0%
218,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	228,910
			228,910
		Iron/Steel: 0.2%
237,000		ArcelorMittal, 7.000%, due 10/15/39	250,344
611,000		ArcelorMittal, 9.850%, due 06/01/19	791,565
65,000		Steel Dynamics, Inc., 7.750%, due 04/15/16	67,356
			1,109,265
		Lodging: 0.2%
797,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	797,474
355,000	#	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	361,213
			1,158,687
		Machinery-Diversified: 0.0%
305,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	313,388
			313,388

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Media: 1.5%
$470,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	$491,738
730,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	750,800
145,000		Comcast Corp., 5.900%, due 03/15/16	156,356
714,000		Comcast Corp., 6.300%, due 11/15/17	782,493
826,000	#	COX Communications, Inc., 6.250%, due 06/01/18	880,625
276,000	#	COX Communications, Inc., 6.950%, due 06/01/38	293,283
160,000		Discovery Communications, LLC, 5.625%, due 08/15/19	165,511
255,000		DISH DBS Corp., 7.125%, due 02/01/16	261,694
485,000	#	Mediacom LLC/Mediacom Capital Corp., 9.125%, due 08/15/19	497,125
467,000	#	News America, Inc., 5.650%, due 08/15/20	487,237
395,000		News America, Inc., 6.650%, due 11/15/37	418,600
726,000		News America, Inc., 6.900%, due 03/01/19	819,446
219,000	L	Time Warner Cable, Inc., 3.500%, due 02/01/15	216,609
339,000		Time Warner Cable, Inc., 5.000%, due 02/01/20	329,379
1,336,000		Time Warner Cable, Inc., 6.200%, due 07/01/13	1,468,696
1,013,000		Time Warner, Inc., 5.500%, due 11/15/11	1,075,957
75,000		Time Warner, Inc., 7.700%, due 05/01/32	88,328
276,000		Viacom, Inc., 4.250%, due 09/15/15	278,515
140,000		Viacom, Inc., 5.625%, due 09/15/19	146,448
			9,608,840
		Mining: 0.1%
292,000		Newmont Mining Corp., 5.125%, due 10/01/19	292,692
274,000		Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	328,636
			621,328
		Miscellaneous Manufacturing: 0.2%
435,000		General Electric Co., 5.250%, due 12/06/17	445,227
615,000		Tyco International Finance, 8.500%, due 01/15/19	743,983
			1,189,210
		Office/Business Equipment: 0.0%
192,000		Xerox Corp., 4.250%, due 02/15/15	190,878
90,000		Xerox Corp., 5.625%, due 12/15/19	90,044
			280,922

Principal Amount			Value
		Oil & Gas: 0.3%
$221,000		Hess Corp., 8.125%, due 02/15/19	$266,962
388,000		Marathon Oil Corp., 6.500%, due 02/15/14	429,582
191,000		Marathon Oil Corp., 7.500%, due 02/15/19	220,810
365,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20	366,991
470,000		Plains Exploration & Production Co., 8.625%, due 10/15/19	485,275
			1,769,620
		Oil & Gas Services: 0.0%
231,000		Weatherford International Ltd., 9.625%, due 03/01/19	288,451
			288,451
		Packaging & Containers: 0.0%
150,000	#	Solo Cup Co., 10.500%, due 11/01/13	160,500
			160,500
		Pharmaceuticals: 0.1%
244,000		Express Scripts, Inc., 6.250%, due 06/15/14	266,495
61,000		Express Scripts, Inc., 7.250%, due 06/15/19	69,428
216,000		Novartis Securities Investment Ltd., 5.125%, due 02/10/19	227,327
			563,250
		Pipelines: 0.5%
417,000		Enbridge Energy Partners, 9.875%, due 03/01/19	528,868
360,000		Energy Transfer Partners, 9.700%, due 03/15/19	445,350
345,000		Northwest Pipeline Corp., 7.000%, due 06/15/16	388,976
279,000		Plains All American Pipeline L.P., 4.250%, due 09/01/12	288,104
545,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	546,436
147,000		Trans-Canada Pipelines, 7.125%, due 01/15/19	172,169
163,000		Trans-Canada Pipelines, 7.625%, due 01/15/39	201,413
460,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	502,448
			3,073,764
		Real Estate: 0.2%
194,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	197,090
115,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	116,581
246,000		ProLogis, 7.375%, due 10/30/19	243,073
436,000		Simon Property Group, Inc., 6.750%, due 05/15/14	465,075
			1,021,819

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Retail: 0.4%
$840,000		CVS Caremark Corp., 6.125%, due 09/15/39	$835,349
214,000		CVS Caremark Corp., 6.600%, due 03/15/19	234,586
505,000	#	Limited Brands, 8.500%, due 06/15/19	551,713
200,000	#	QVC, Inc., 7.500%, due 10/01/19	205,000
600,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	660,000
			2,486,648
		Telecommunications: 1.2%
963,000		AT&T, Inc., 6.550%, due 02/15/39	1,018,062
136,000		British Telecommunications PLC, 5.150%, due 01/15/13	141,918
227,000		British Telecommunications PLC, 5.950%, due 01/15/18	231,078
1,000,000		Cellco Partnership/Verizon Wireless Capital, LLC, 5.550%, due 02/01/14	1,086,270
397,000		CenturyTel, Inc., 7.600%, due 09/15/39	408,075
187,000		Cisco Systems, Inc., 4.450%, due 01/15/20	183,811
507,000		Cisco Systems, Inc., 5.500%, due 01/15/40	486,533
240,000	L	Cricket Communications, Inc., 9.375%, due 11/01/14	242,400
252,000		Cricket Communications, Inc., 10.000%, due 07/15/15	256,725
525,000		Crown Castle International Corp., 7.125%, due 11/01/19	522,375
594,000		Embarq Corp., 7.995%, due 06/01/36	640,794
180,000		Frontier Communications Corp., 8.125%, due 10/01/18	183,150
477,000	#	Intelsat Subsidiary Holding Co. Ltd., 8.875%, due 01/15/15	493,695
240,000		MetroPCS Wireless, Inc., 9.250%, due 11/01/14	244,200
240,000		Nextel Communications, Inc., 5.950%, due 03/15/14	225,300
252,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	254,205
255,000		Sprint Nextel Corp., 6.000%, due 12/01/16	233,963
154,000		Telefonica Emisones SAU, 5.877%, due 07/15/19	165,365
261,000		Telefonica Emisones SAU, 6.421%, due 06/20/16	290,079
447,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	606,713
			7,914,711
		Transportation: 0.3%
453,000		CSX Corp., 6.250%, due 04/01/15	499,518
517,000		CSX Corp., 7.450%, due 04/01/38	613,141

Principal Amount			Value
$206,000		Union Pacific Corp., 5.125%, due 02/15/14	$218,932
572,000		Union Pacific Corp., 5.700%, due 08/15/18	600,188
			1,931,779
Total Corporate Bonds/Notes (Cost $90,670,366)			94,923,672
U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.3%
		Federal Home Loan Mortgage Corporation##: 3.3%
821,397	S,^	4.883%, due 03/15/33	849,428
259,760	S	4.966%, due 04/01/35	274,039
2,092,000	W	5.000%, due 01/15/39	2,145,281
6,137,567	S	5.000%, due 08/15/16- 09/15/31	6,455,651
667,865		5.000%, due 02/15/32- 04/15/32	696,097
1,534,000	W	5.500%, due 01/15/39	1,607,104
2,769,000	S	5.500%, due 12/15/20- 05/15/36	2,895,944
1,406,031		5.500%, due 09/15/32- 02/15/34	1,471,041
4,199,958	S	6.000%, due 01/15/29- 07/15/32	4,502,582
298,000		6.000%, due 10/15/32	317,730
216,142		6.500%, due 11/01/28- 12/01/31	233,974
			21,448,871
		Federal National Mortgage Association##: 6.0%
4,819,000	W	4.500%, due 01/25/24- 01/25/39	4,855,516
4,613,000	W	5.000%, due 01/13/40	4,734,091
5,888,589	S	5.000%, due 07/01/37	6,068,314
527,198		5.000%, due 02/25/29- 07/01/36	543,706
1,876,000	S	5.500%, due 05/25/30	1,972,541
2,143,000	W	6.000%, due 01/15/33- 01/15/39	2,270,533
6,871,521	S	6.000%, due 08/01/16- 12/25/49	7,345,632
2,045,136		6.000%, due 06/01/16- 07/01/37	2,183,879
5,835,000	W	6.500%, due 01/15/32	6,249,833
947,357	S	7.000%, due 06/01/29- 04/01/32	1,050,751
123,677		7.000%, due 01/01/30- 07/01/32	136,986
548,590	S	7.500%, due 11/01/29- 01/25/48	618,884
103,886		7.500%, due 10/01/30- 11/01/30	117,259
			38,147,925
		Government National Mortgage Association: 2.0%
15,166	S	4.125%, due 12/20/29	15,514
56,426		4.375%, due 04/20/28	58,036
6,778,000	W	4.500%, due 01/15/40	6,784,358
736,151	S	4.500%, due 04/15/39	738,177
1,790,000		4.500%, due 01/20/40	1,788,885

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Government National Mortgage Association (continued)
$692,000	W	5.000%, due 01/15/39	$711,679
795,194	S	5.500%, due 09/15/38- 03/20/39	834,687
87,119		6.500%, due 10/15/31	94,207
432,606	S	7.000%, due 10/15/24- 11/15/24	479,348
455,643		7.000%, due 09/15/24- 10/15/24	504,806
781,888	S	7.500%, due 12/15/23	878,778
			12,888,475
Total U.S. Government Agency Obligations (Cost $71,335,603)			72,485,271
U.S. TREASURY OBLIGATIONS: 7.0%
		U.S. Treasury Notes: 7.0%
23,720,000	L	0.750%, due 11/30/11	23,572,699
2,422,000	L	1.000%, due 10/31/11	2,420,578
2,496,000	L	1.125%, due 12/15/12	2,456,795
4,076,000	L	2.125%, due 11/30/14	3,980,797
192,000	L	2.625%, due 06/30/14	193,455
160,000		2.625%, due 12/31/14	159,588
3,386,000	L	3.375%, due 11/15/19	3,257,986
9,045,000		4.500%, due 08/15/39	8,842,908
Total U.S. Treasury Obligations (Cost $45,724,048)			44,884,806
ASSET-BACKED SECURITIES: 1.4%
		Automobile Asset-Backed Securities: 0.9%
563,000	#,S	Bank of America Auto Trust, 2.130%, due 09/15/13	568,612
406,000	#,S	Bank of America Auto Trust, 2.670%, due 07/15/13	412,913
537,000	S	CarMax Auto Owner Trust, 1.740%, due 04/15/14	535,214
362,000		CarMax Auto Owner Trust, 2.820%, due 12/15/14	359,148
429,000	S	CarMax Auto Owner Trust, 5.810%, due 12/16/13	459,239
321,000		Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	326,256
879,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	898,206
366,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	384,434
241,000		Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	244,213
376,000		Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	396,108
216,000		Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	217,509
285,000		Mercedes-Benz Auto Receivables Trust, 1.670%, due 01/15/14	285,109

Principal Amount			Value
$208,000		Mercedes-Benz Auto Receivables Trust, 2.430%, due 03/15/16	$207,309
241,000		Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	243,207
113,000		Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	115,856
351,000		USAA Auto Owner Trust, 5.070%, due 06/15/13	366,750
			6,020,083
		Home Equity Asset-Backed Securities: 0.1%
428,000	#	Irwin Home Equity, 5.960%, due 08/25/37	145,777
153,045		Merrill Lynch Mortgage Investors Trust, 0.591%, due 07/25/34	108,054
80		Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	79
86,491		Residential Funding Mortgage Securities II, Inc., 5.890%, due 06/25/37	82,407
			336,317
		Other Asset-Backed Securities: 0.4%
101,077		Amortizing Residential Collateral Trust, 0.481%, due 05/25/32	52,560
62,023		Chase Funding Mortgage Loan Asset-Backed Certificates, 0.831%, due 07/25/33	52,117
408	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	400
104,000		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	61,572
658,600	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	639,415
700,748	S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	498,780
459,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	402,700
241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	152,846
436,346		Equity One, Inc., 5.050%, due 09/25/33	372,443
927,000	#,I,X	Hudson Mezzanine Funding, 1.004%, due 06/12/42	1
98		Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	97

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$17,932	S	Residential Asset Mortgage Products, Inc., 0.851%, due 06/25/33	$12,385
304,257		Structured Asset Securities Corp., 4.910%, due 06/25/33	222,274
			2,467,590
Total Asset-Backed Securities (Cost $10,644,078)			8,823,990
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.6%
1,225,966	S	American Home Mortgage Investment Trust, 0.611%, due 11/25/45	340,991
283,896		Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	283,683
300,000		Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	314,364
1,389,387	S	Banc of America Funding Corp., 5.259%, due 09/20/35	1,006,159
1,216,901	S	Banc of America Funding Corp., 5.500%, due 03/25/36	1,047,820
791,935	S	Banc of America Mortgage Securities, Inc., 5.140%, due 09/25/35	652,806
179,713		Bear Stearns Alternative-A Trust, 0.551%, due 07/25/34	120,249
787,142	S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	732,170
1,100,000	S	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	983,864
29,377,300	#,^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.087%, due 12/11/49	247,051
730,000	S	Commercial Mortgage Pass-through Certificates, 5.816%, due 12/10/49	663,709
291,997		Countrywide Home Loan Mortgage Pass-through Trust, 0.551%, due 04/25/35	58,459
324,301		Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	326,754
1,412,542	S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	1,464,403
113,464		GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	115,877
992,678	S	GMAC Mortgage Corp. Loan Trust, 4.978%, due 06/25/34	927,480
1,238,429	S	GMAC Mortgage Corp. Loan Trust, 5.260%, due 03/18/35	1,034,241
139,292		GMAC Mortgage Corp. Loan Trust, 5.426%, due 11/19/35	116,122
800,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	708,637

Principal Amount			Value
$1,110,000	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	$987,922
940,000	S	Greenwich Capital Commercial Funding Corp., 5.918%, due 07/10/38	859,189
1,297,658	S	GSAA Trust, 5.242%, due 06/25/34	1,208,873
643,335	#	GSMPS Mortgage Loan Trust, 0.631%, due 04/25/36	505,288
361,392		GSR Mortgage Loan Trust, 5.500%, due 07/25/35	318,402
260,476	S	Homebanc Mortgage Trust, 1.091%, due 08/25/29	157,488
986,747	S	JP Morgan Mortgage Trust, 5.290%, due 07/25/35	948,433
186,961		JPMorgan Alternative Loan Trust, 5.502%, due 01/25/36	130,600
69,183,251	S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.157%, due 02/15/51	466,738
178,542		JPMorgan Chase Commercial Mortgage Securities Corp., 4.262%, due 08/12/40	178,867
1,180,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	1,098,543
45,305		JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	45,861
59,927		JPMorgan Commercial Mortgage Finance Corp., 7.371%, due 08/15/32	59,907
1,074,550	S	JPMorgan Mortgage Trust, 4.777%, due 07/25/35	953,453
1,096,808	S	JPMorgan Mortgage Trust, 5.290%, due 07/25/35	997,846
500,000		LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	484,865
1,030,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	983,762
920,000	S	LB-UBS Commercial Mortgage Trust, 5.882%, due 06/15/38	872,839
560,638	S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	569,110
529,578		Luminent Mortgage Trust, 0.431%, due 10/25/46	285,472
1,209,450	#,S	LVII Resecuritization Trust, 5.777%, due 11/27/37	1,221,544
21,283	S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	18,551
158,625		MASTR Alternative Loans Trust, 8.500%, due 05/25/33	151,824
91,929		MLCC Mortgage Investors, Inc., 0.551%, due 01/25/29	76,283
329,949		Morgan Stanley Dean Witter Capital I, 7.200%, due 10/15/33	336,527

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount				Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	$293,955		Prime Mortgage Trust, 0.731%, due 02/25/35	$205,948
	72,324		Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	72,931
	105,444		Sequoia Mortgage Trust, 0.503%, due 01/20/35	82,552
	169,679		Structured Asset Mortgage Investments, Inc., 0.473%, due 04/19/35	85,434
	1,130,000		Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	1,062,494
	46,210		Washington Mutual Mortgage Pass-through Certificates, 0.670%, due 06/25/44	29,957
	1,310,261	S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,278,557
	924,864	S	Wells Fargo Mortgage-Backed Securities Trust, 3.363%, due 10/25/35	782,568
	473,452	S	Wells Fargo Mortgage-Backed Securities Trust, 4.863%, due 08/25/34	463,248
Total Collateralized Mortgage Obligations (Cost $30,556,233)				29,126,715
OTHER BONDS: 0.8%
			Foreign Government Bonds: 0.8%
BRL	8,112,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/11	4,857,428
Total Other Bonds (Cost $4,839,861)				4,857,428
Total Long-Term Investments (Cost $584,048,674)				631,960,377
Shares				Value
SHORT-TERM INVESTMENTS: 11.7%
			Affiliated Mutual Fund: 5.8%
	36,702,000	S	ING Institutional Prime Money Market Fund - Class I	$36,702,000
Total Mutual Fund (Cost $36,702,000)				36,702,000

Principal Amount		Value
	Securities Lending Collateralcc: 5.9%
$36,647,418	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$36,647,418

Principal Amount			Value
$1,627,156	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	$1,301,725
Total Securities Lending Collateral (Cost $38,274,574)			37,949,143
Total Short-Term Investments (Cost $74,976,574)			74,651,143

Total Investments in Securities (Cost $659,025,248)*	110.7%	$706,611,520
Other Assets and Liabilities - Net	(10.7)	(68,126,858)
Net Assets	100.0%	$638,484,662

@  Non-income producing security

&  Payment-in-kind

ADR  American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^  Structured Product

BRL  Brazilian Real

*  Cost for federal income tax purposes is $679,295,381.

  Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,702,872
Gross Unrealized Depreciation	(13,386,733)
Net Unrealized Appreciation	$27,316,139

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$366,981,085	$—	$—	$366,981,085
Real Estate Investment Trusts	9,282,866	—	—	9,282,866
Preferred Stock	—	594,544	—	594,544
Corporate Bonds/Notes	—	93,651,958	1,271,714	94,923,672
U.S. Government Agency Obligations	—	72,485,271	—	72,485,271
U.S. Treasury Obligations	—	44,884,806	—	44,884,806
Asset-Backed Securities	—	8,771,429	52,561	8,823,990
Collateralized Mortgage Obligations	—	27,905,171	1,221,544	29,126,715
Other Bonds	—	—	4,857,428	4,857,428
Short-Term Investments	73,349,418	—	1,301,725	74,651,143
Total Investments, at value	$449,613,369	$248,293,179	$8,704,972	$706,611,520
Other Financial Instruments+:
Forward foreign currency contracts	—	49,982	—	49,982
Futures	608,095	—	—	608,095
Swaps, at value	—	499,213	—	499,213
Total Assets	$450,221,464	$248,842,374	$8,704,972	$707,768,810
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(11,323)	$—	$(11,323)
Futures	(84,242)	—	—	(84,242)
Swaps, at value	—	(737,461)	—	(737,461)
Total Liabilities	$(84,242)	$(748,784)	$—	$(833,026)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Corporate Bonds/ Notes	$4,724,127	$—	$—	$—	$(2,557,286)	$(13,146)	$(1,874,199)	$1,666,022	$115,009	$(788,813)	$1,271,714
Asset-Backed Securities	572,222	—	—	—	(523,239)	(2,144)	(110,813)	63,975	52,560		52,561
Collateralized Mortgage Obligations	—	1,301,978	—	—	(92,529)	—	—	12,095		—	1,221,544
Other Bonds	—	4,839,861	—	—	—	—	—	17,567	—	—	4,857,428
Short-Term Investments	—	—	—	—	—	—	—	—	1,301,725	—	1,301,725
Total Investments, at value	$5,296,349	$6,141,839	$—	$—	$(3,173,054)	$(15,290)	$(1,985,012)	$1,759,659	$1,469,294	$(788,813)	$8,704,972
Other Financial Instruments+:
Swaps, at value	142,098	—			(135,761)	—	135,761	(142,098)	—	—	—
Total Assets	$5,438,447	$6,141,839	$—	$—	$(3,308,815)	$(15,290)	$(1,849,251)	$1,617,561	$1,469,294	$(788,813)	$8,704,972

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $174,760.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+   Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Brazilian Real BRL 2,190,309	BUY	01/08/10	USD 1,222,953	1,255,845	$32,892
Indian Rupee INR 54,813,074	BUY	01/08/10	1,188,488	1,177,165	(11,323)
					$21,569
Brazilian Real BRL 8,366,414	SELL	01/08/10	4,814,094	4,797,004	$17,090
					$17,090

ING Balanced Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000 Mini Index	18	03/19/10	$1,123,020	$36,670
S&P 500	29	03/18/10	8,052,575	20,829
S&P Mid 400 E-Mini	22	03/19/10	1,594,780	43,198
U.S. Treasury 10-Year Note	25	03/22/10	2,886,328	(84,242)
			$13,656,703	$16,455
Short Contracts
U.S. Treasury 5-Year Note	20	03/31/10	$2,287,656	$34,481
U.S. Treasury 2-Year Note	76	03/31/10	16,436,187	95,748
U.S. Treasury Long Bond	70	03/22/10	8,076,250	377,169
			$26,800,093	$507,398

ING Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	543,500	$(13,675)	$—	$(13,675)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	140,000	49,201	35,207	13,994
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	284,000	99,809	68,546	31,263
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	959,000	337,031	125,964	211,067
							$472,366	$229,717	$242,649

Credit Default Swaps on Credit Indices — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.13 Index	Sell	5.000%	12/20/14	USD	4,720,320	$(33,444)	$(114,052)	$80,608
							$(33,444)	$(114,052)	$80,608

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Implied Credit Spread at 12/31/09(5)	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	1.18%	USD	542,000	$13,172	$—	$13,172
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	139,000	(83,878)	(38,894)	(44,984)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	284,000	(171,379)	(86,691)	(84,688)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	241,000	(145,431)	(66,582)	(78,849)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	480,000	(289,654)	(66,550)	(223,104)
								$(677,170)	$(258,717)	$(418,453)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in the table above and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$100,697
Interest rate contracts	Net Assets — Unrealized appreciation*	507,398
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	49,982
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments	499,213
Total Asset Derivatives		$1,157,290
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$84,242
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	11,323
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments	737,461
Total Liability Derivatives		$833,026

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$1,985,731	$—	$—	$1,985,731
Foreign exchange contracts	—	8,560	—	—	—	8,560
Interest rate contracts	—	—	267,750	150,393	—	418,143
Credit contracts	(563,100)	—	—	2,907,540	341,900	2,686,340
Total	$(563,100)	$8,560	$2,253,481	$3,057,933	$341,900	$5,098,774

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$(63,569)	$—	$—	$(63,569)
Foreign exchange contracts	—	202,051	—	—	—	202,051
Interest rate contracts	—	—	1,048,526	(164,419)	—	884,107
Credit contracts	—	—	—	(3,557,759)	—	(3,557,759)
Total	$—	$202,051	$984,957	$(3,722,178)	$—	$(2,535,170)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 95.2%
		Aerospace/Defense: 0.8%
416,730	@	TransDigm Group, Inc.	$19,790,508
			19,790,508
		Agriculture: 1.8%
2,407,824		Altria Group, Inc.	47,265,585
			47,265,585
		Auto Parts & Equipment: 0.6%
576,459		WABCO Holdings, Inc.	14,866,878
			14,866,878
		Banks: 8.8%
2,314,800		Bank of America Corp.	34,860,888
245,700		Comerica, Inc.	7,265,349
327,900		Goldman Sachs Group, Inc.	55,362,636
1,775,960		JPMorgan Chase & Co.	74,004,253
2,059,000		Wells Fargo & Co.	55,572,410
			227,065,536
		Beverages: 2.2%
943,982		PepsiCo, Inc.	57,394,106
			57,394,106
		Biotechnology: 1.9%
851,600	@	Amgen, Inc.	48,175,012
			48,175,012
		Commercial Services: 0.9%
1,129,800	@	Quanta Services, Inc.	23,545,032
			23,545,032
		Computers: 7.4%
489,007	@	Apple, Inc.	103,112,016
738,300	@	Cognizant Technology Solutions Corp.	33,444,990
1,050,100		Hewlett-Packard Co.	54,090,651
			190,647,657
		Cosmetics/Personal Care: 3.3%
1,381,792		Procter & Gamble Co.	83,778,049
			83,778,049
		Distribution/Wholesale: 0.7%
357,214		Watsco, Inc.	17,496,342
			17,496,342
		Diversified Financial Services: 0.6%
1,102,173	@	Blackstone Group LP	14,460,510
			14,460,510
		Electric: 3.4%
536,459		Entergy Corp.	43,903,805
2,180,300		Great Plains Energy, Inc.	42,276,017
			86,179,822
		Electronics: 3.7%
847,900		Amphenol Corp.	39,156,022
847,191		PerkinElmer, Inc.	17,443,663
811,151	@	Thermo Fisher Scientific, Inc.	38,683,791
			95,283,476

Shares			Value
		Engineering & Construction: 1.9%
396,800		Fluor Corp.	$17,871,872
1,306,053	@	McDermott International, Inc.	31,358,333
			49,230,205
		Entertainment: 1.8%
1,250,800		International Game Technology	23,477,516
1,536,753		Regal Entertainment Group	22,190,713
			45,668,229
		Food: 1.1%
398,823		General Mills, Inc.	28,240,657
			28,240,657
		Healthcare-Products: 1.9%
629,377		Covidien PLC	30,140,865
297,760		Johnson & Johnson	19,178,722
			49,319,587
		Healthcare-Services: 1.0%
799,400		Aetna, Inc.	25,340,980
			25,340,980
		Insurance: 2.8%
500,485		Reinsurance Group of America, Inc.	23,848,110
837,100		Willis Group Holdings Ltd.	22,082,698
1,423,900		XL Capital Ltd.	26,100,087
			72,030,895
		Iron/Steel: 0.8%
362,200		United States Steel Corp.	19,964,464
			19,964,464
		Lodging: 0.9%
1,509,270	@,L	Las Vegas Sands Corp.	22,548,494
			22,548,494
		Machinery-Construction & Mining: 0.0%
84	@	Terex Corp.	1,664
			1,664
		Machinery-Diversified: 0.8%
603,937	@	AGCO Corp.	19,531,323
			19,531,323
		Media: 2.4%
1,980,706		CBS Corp. - Class B	27,828,919
662,371	@	DIRECTV	22,090,073
266,801	@	Liberty Media Corp. - Starz	12,312,866
			62,231,858
		Mining: 1.1%
366,834		BHP Billiton Ltd. ADR	28,092,148
			28,092,148
		Miscellaneous Manufacturing: 3.4%
4,160,285		General Electric Co.	62,945,112
714,503		Ingersoll-Rand PLC	25,536,337
			88,481,449

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Oil & Gas: 9.8%
380,035		Apache Corp.	$39,208,211
1,676,615		ExxonMobil Corp.	114,328,377
1,078,108		Nexen, Inc.	25,799,124
598,941		Royal Dutch Shell PLC ADR - Class A	36,002,344
448,600	@	Transocean Ltd.	37,144,080
			252,482,136
		Oil & Gas Services: 2.1%
666,915		National Oilwell Varco, Inc.	29,404,282
396,800		Schlumberger Ltd.	25,827,712
			55,231,994
		Packaging & Containers: 2.3%
1,307,500		Packaging Corp. of America	30,085,575
510,255		Silgan Holdings, Inc.	29,533,559
			59,619,134
		Pharmaceuticals: 5.5%
808,750		Abbott Laboratories	43,664,413
3,615,117		Pfizer, Inc.	65,758,978
571,962		Teva Pharmaceutical Industries Ltd. ADR	32,132,825
			141,556,216
		Retail: 5.6%
413,800		Home Depot, Inc.	11,971,234
1,455,632		Macy's, Inc.	24,396,392
1,264,700		Staples, Inc.	31,098,973
1,431,900		Wal-Mart Stores, Inc.	76,535,055
			144,001,654
		Semiconductors: 3.9%
395,100		Applied Materials, Inc.	5,507,694
1,702,600		Intel Corp.	34,733,040
891,375		Linear Technology Corp.	27,222,593
2,950,720		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	33,756,237
			101,219,564
		Software: 3.9%
354,035	@	Allscripts Healthcare Solutions, Inc.	7,162,128
1,055,361		Microsoft Corp.	32,177,957
2,518,551		Oracle Corp.	61,805,242
			101,145,327
		Telecommunications: 4.8%
3,357,440	@	Cisco Systems, Inc.	80,377,110
903,917		Qualcomm, Inc.	41,815,200
			122,192,310
		Transportation: 1.3%
539,280		Union Pacific Corp.	34,459,992
			34,459,992
Total Common Stock (Cost $2,018,101,041)			2,448,538,793

Shares			Value
PREFERRED STOCK: 1.2%
		Banks: 1.2%
2,152,600	@	Bank of America Corp.	$32,116,792
Total Preferred Stock (Cost $32,760,611)			32,116,792
Principal Amount			Value
CORPORATE BONDS/NOTES: 0.0%
		Electric: 0.0%
$20,000,000	±,I,L,X	Mirant Corp. - Escrow, due 06/15/21	$—
10,000,000	I,X,±	Southern Energy - Escrow, due 07/15/49	—
Total Corporate Bonds/Notes (Cost $—)			—
Total Long-Term Investments (Cost $2,050,861,652)			2,480,655,585
Shares			Value
SHORT-TERM INVESTMENTS: 4.2%
		Affiliated Mutual Fund: 3.3%
84,973,000	S	ING Institutional Prime Money Market Fund - Class I	$84,973,000
Total Mutual Fund (Cost $84,973,000)			84,973,000

Principal Amount			Value
		Securities Lending Collateralcc: 0.9%
$22,843,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$22,843,000
422,017	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	337,614
Total Securities Lending Collateral (Cost $23,265,017)			23,180,614
Total Short-Term Investments (Cost $108,238,017)			108,153,614

Total Investments in Securities (Cost $2,159,099,669)*	100.6%	$2,588,809,199
Other Assets and Liabilities - Net	(0.6)	(15,587,424)
Net Assets	100.0%	$2,573,221,775

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

±  Defaulted security

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

X  Fair Value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $2,221,835,430.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$389,933,343
Gross Unrealized Depreciation	(22,959,574)
Net Unrealized Appreciation	$366,973,769

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$2,448,538,793	$—	$—	$2,448,538,793
Preferred Stock	—	32,116,792	—	32,116,792
Short-Term Investments	107,816,000	—	337,614	108,153,614
Total Investments, at value	$2,556,354,793	$32,116,792	$337,614	$2,588,809,199
Other Financial Instruments+:
Futures	240,734	—	—	240,734
Total Assets	$2,556,595,527	$32,116,792	$337,614	$2,589,049,933

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Common Stock	$—	$—	$—	$—	$(265)	$—	$265	$—	$—	$—	$—
Short-Term Investments	—	—	—	—	—	—	—	—	337,614	—	337,614
Total Investments, at value	$—	$—	$—	$—	$(265)	$—	$265	$—	$337,614	$—	$337,614

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

ING Growth and Income Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	145	03/18/10	$40,262,875	$240,734
			$40,262,875	$240,734

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$240,734
Total Asset Derivatives		$240,734

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$8,812,125
Total	$8,812,125

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$216,288
Total	$216,288

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 90.5%
		Aerospace/Defense: 2.1%
159,126	@	Moog, Inc.	$4,651,253
163,700	@	Orbital Sciences Corp.	2,498,062
96,300	@	Teledyne Technologies, Inc.	3,694,068
			10,843,383
		Airlines: 0.7%
73,800	@,L	Allegiant Travel Co.	3,481,146
			3,481,146
		Apparel: 1.6%
170,800	@,L	True Religion Apparel, Inc.	3,158,092
195,201		Wolverine World Wide, Inc.	5,313,371
			8,471,463
		Auto Parts & Equipment: 0.8%
192,600		Cooper Tire & Rubber Co.	3,861,630
			3,861,630
		Banks: 5.5%
261,609		Bank Mutual Corp.	1,810,334
243,854		FirstMerit Corp.	4,911,220
79,200		IBERIABANK Corp.	4,261,752
185,800		MB Financial Corp.	3,663,976
328,648		Old National Bancorp.	4,085,095
104,018		Prosperity Bancshares, Inc.	4,209,608
136,600	@	SVB Financial Group	5,694,854
			28,636,839
		Biotechnology: 1.9%
61,991	@	Acorda Therapeutics, Inc.	1,563,413
27,300	@,L	AMAG Pharmaceuticals, Inc.	1,038,219
49,889	@	Cubist Pharmaceuticals, Inc.	946,394
48,700	@	Dendreon Corp.	1,279,836
78,726	@	Human Genome Sciences, Inc.	2,409,016
111,400	@	InterMune, Inc.	1,452,656
148,285	@,L	Medicines Co.	1,236,697
			9,926,231
		Chemicals: 2.8%
96,200		Albemarle Corp.	3,498,794
172,600		HB Fuller Co.	3,926,650
56,600	L	Minerals Technologies, Inc.	3,083,002
195,200		RPM International, Inc.	3,968,416
			14,476,862
		Commercial Services: 3.5%
117,737	L	Arbitron, Inc.	2,757,401
56,600	@	Capella Education Co.	4,261,980
116,600		Equifax, Inc.	3,601,774
69,200	@	FTI Consulting, Inc.	3,263,472
151,648	@	TrueBlue, Inc.	2,245,907
39,178		Watson Wyatt Worldwide, Inc.	1,861,739
			17,992,273
		Computers: 2.5%
105,600	@	CACI International, Inc.	5,158,560
455,169	@	Mentor Graphics Corp.	4,019,142
121,300	@	Micros Systems, Inc.	3,763,939
			12,941,641

Shares			Value
		Cosmetics/Personal Care: 0.9%
48,200	@,L	Chattem, Inc.	$4,497,060
			4,497,060
		Distribution/Wholesale: 3.1%
163,900	@	Fossil, Inc.	5,500,484
80,500		Owens & Minor, Inc.	3,455,865
115,300		Pool Corp.	2,199,924
101,800		Watsco, Inc.	4,986,164
			16,142,437
		Diversified Financial Services: 3.0%
178,081		Duff & Phelps Corp.	3,251,759
119,500	@,L	KBW, Inc.	3,269,520
92,447	@	Stifel Financial Corp.	5,476,560
300,600		SWS Group, Inc.	3,637,260
			15,635,099
		Electric: 3.8%
113,620		Black Hills Corp.	3,025,701
225,800		Cleco Corp.	6,171,114
147,400	@	El Paso Electric Co.	2,989,272
78,818		Idacorp, Inc.	2,518,235
236,868		Portland General Electric Co.	4,834,476
			19,538,798
		Electrical Components & Equipment: 0.7%
241,222	@,L	Advanced Energy Industries, Inc.	3,637,628
			3,637,628
		Electronics: 2.7%
102,000		Brady Corp.	3,061,020
131,800	@,L	FEI Co.	3,078,848
87,654	@	Flir Systems, Inc.	2,868,039
152,700		Watts Water Technologies, Inc.	4,721,484
			13,729,391
		Entertainment: 1.2%
146,200	@	Bally Technologies, Inc.	6,036,598
			6,036,598
		Environmental Control: 1.4%
51,739	@	Clean Harbors, Inc.	3,084,162
124,893	@	Waste Connections, Inc.	4,163,933
			7,248,095
		Food: 2.2%
131,200	@	American Italian Pasta Co.	4,564,448
151,469		Flowers Foods, Inc.	3,598,903
209,700		Spartan Stores, Inc.	2,996,613
			11,159,964
		Gas: 0.5%
75,300		WGL Holdings, Inc.	2,525,562
			2,525,562
		Hand/Machine Tools: 0.9%
85,500		Regal-Beloit Corp.	4,440,870
			4,440,870

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Healthcare-Products: 3.5%
68,800	@	Gen-Probe, Inc.	$2,951,520
81,575	@	Greatbatch, Inc.	1,568,687
88,900	@	Haemonetics Corp.	4,902,835
69,600	@,L	Luminex Corp.	1,039,128
167,591		Meridian Bioscience, Inc.	3,611,586
106,624	@	Micrus Endovascular Corp.	1,600,426
79,652		Steris Corp.	2,227,866
			17,902,048
		Healthcare-Services: 3.1%
143,300	@	AMERIGROUP Corp.	3,863,368
310,421	@	Healthsouth Corp.	5,826,599
155,500	@	Psychiatric Solutions, Inc.	3,287,270
99,400		Universal Health Services, Inc.	3,031,700
			16,008,937
		Home Builders: 0.4%
107,300		Ryland Group, Inc.	2,113,810
			2,113,810
		Housewares: 0.5%
66,100		Toro Co.	2,763,641
			2,763,641
		Insurance: 3.5%
182,000		Delphi Financial Group	4,071,340
71,700	@	Navigators Group, Inc.	3,377,787
136,600		Platinum Underwriters Holdings Ltd.	5,230,414
95,918	@,L	ProAssurance Corp.	5,151,756
			17,831,297
		Internet: 2.0%
141,863	@	Blue Coat Systems, Inc.	4,048,770
163,400	@	j2 Global Communications, Inc.	3,325,190
304,100	@	Valueclick, Inc.	3,077,492
			10,451,452
		Investment Companies: 0.9%
489,813		Apollo Investment Corp.	4,667,918
			4,667,918
		Leisure Time: 0.4%
275,100	L	Callaway Golf Co.	2,074,254
			2,074,254
		Machinery-Diversified: 2.6%
97,200	@	AGCO Corp.	3,143,448
92,827		Gardner Denver, Inc.	3,949,789
261,900	@	Intermec, Inc.	3,368,034
51,268	L	Nordson Corp.	3,136,576
			13,597,847
		Metal Fabricate/Hardware: 0.6%
204,211		Commercial Metals Co.	3,195,902
			3,195,902
		Miscellaneous Manufacturing: 1.4%
205,300		Actuant Corp.	3,804,209
213,990	L	Barnes Group, Inc.	3,616,431
			7,420,640

Shares			Value
		Oil & Gas: 3.1%
82,000	@	Bill Barrett Corp.	$2,551,020
141,528	@,L	Carrizo Oil & Gas, Inc.	3,749,077
215,500		Frontier Oil Corp.	2,594,620
360,800	@	McMoRan Exploration Co.	2,893,616
100,500	@	Unit Corp.	4,271,250
			16,059,583
		Oil & Gas Services: 1.6%
35,765	L	Core Laboratories NV	4,224,562
74,800	@	Dril-Quip, Inc.	4,224,704
			8,449,266
		Packaging & Containers: 1.0%
89,400		Silgan Holdings, Inc.	5,174,472
			5,174,472
		Pharmaceuticals: 1.0%
134,752	@	Nektar Therapeutics	1,255,889
113,100	@	Onyx Pharmaceuticals, Inc.	3,318,354
60,100	@	Savient Pharmaceuticals, Inc.	817,961
			5,392,204
		Retail: 5.3%
119,100		Casey's General Stores, Inc.	3,801,672
192,400	@,L	Dress Barn, Inc.	4,444,440
229,637	@	Jack in the Box, Inc.	4,516,960
132,619	@,L	Jo-Ann Stores, Inc.	4,806,113
222,500	@	OfficeMax, Inc.	2,823,525
189,912	@	Papa John's International, Inc.	4,436,344
678,400	@	Wet Seal, Inc.	2,340,480
			27,169,534
		Savings & Loans: 2.5%
349,300		Flushing Financial Corp.	3,933,118
82,668		NewAlliance Bancshares, Inc.	992,843
250,080		Northwest Bancshares, Inc.	2,830,906
272,629		Provident Financial Services, Inc.	2,903,499
290,196		Westfield Financial, Inc.	2,394,117
			13,054,483
		Semiconductors: 4.1%
31,100	@	Emulex Corp.	338,990
183,100	@	Formfactor, Inc.	3,984,256
144,925	@	MKS Instruments, Inc.	2,523,144
213,400	@	ON Semiconductor Corp.	1,880,054
74,200		Power Integrations, Inc.	2,697,912
260,500	@	QLogic Corp.	4,915,635
363,137		Verigy Ltd.	4,673,573
			21,013,564
		Software: 4.6%
86,692	@	Ansys, Inc.	3,767,634
172,800	@,L	Informatica Corp.	4,468,608
126,300	@	Progress Software Corp.	3,689,223
256,700	@	Quest Software, Inc.	4,723,280
163,700		Solera Holdings, Inc.	5,894,837
246,250	@	THQ, Inc.	1,241,100
			23,784,682

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Telecommunications: 4.0%
228,360		Alaska Communications Systems Group, Inc.	$1,822,313
76,400	@	Anixter International, Inc.	3,598,440
146,500		NTELOS Holdings Corp.	2,610,630
226,437	@,L	Polycom, Inc.	5,654,132
117,800	@	SBA Communications Corp.	4,024,048
533,500	@	Tellabs, Inc.	3,030,280
			20,739,843
		Transportation: 2.6%
105,211	@	Atlas Air Worldwide Holdings, Inc.	3,919,110
260,000		Heartland Express, Inc.	3,970,200
99,681	@	HUB Group, Inc.	2,674,441
77,900	@,L	Kirby Corp.	2,713,257
			13,277,008
Total Common Stock (Cost $386,269,178)			467,365,355
REAL ESTATE INVESTMENT TRUSTS: 5.8%
		Apartments: 0.8%
89,900		Mid-America Apartment Communities, Inc.	4,340,372
			4,340,372
		Diversified: 0.8%
111,800		Entertainment Properties Trust	3,943,186
			3,943,186
		Hotels: 0.5%
315,628		DiamondRock Hospitality Co.	2,673,369
			2,673,369
		Mortgage: 1.4%
565,600		MFA Mortgage Investments, Inc.	4,157,160
225,469		Redwood Trust, Inc.	3,260,282
			7,417,442
		Office Property: 0.8%
119,100		Highwoods Properties, Inc.	3,971,985
			3,971,985
		Single Tenant: 0.8%
183,572		National Retail Properties, Inc.	3,895,398
			3,895,398
		Storage: 0.7%
511,299		U-Store-It Trust	3,742,709
			3,742,709
Total Real Estate Investment Trusts (Cost $26,663,656)			29,984,461

Shares			Value
EXCHANGE-TRADED FUNDS: 1.5%
		Exchange-Traded Funds: 1.5%
125,965	L	iShares Russell 2000 Index Fund	$7,842,581
Total Exchange-Traded Funds (Cost $7,671,856)			7,842,581
Total Long-Term Investments (Cost $420,604,690)			505,192,397
SHORT-TERM INVESTMENTS: 8.5%

		Affiliated Mutual Fund: 4.4%
	23,022,000	ING Institutional Prime Money Market Fund - Class I	23,022,000
Total Mutual Fund (Cost $23,022,000)			23,022,000
Principal Amount			Value
		Securities Lending Collateralcc: 4.1%
$19,799,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$19,799,000
1,704,289	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	1,363,431
Total Securities Lending Collateral (Cost $21,503,289)			21,162,431
Total Short-Term Investments (Cost $44,525,289)			44,184,431

Total Investments in Securities (Cost $465,129,979)*	106.3%	$549,376,828
Other Assets and Liabilities - Net	(6.3)	(32,616,005)
Net Assets	100.0%	$516,760,823

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $490,021,411.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$66,794,004
Gross Unrealized Depreciation	(7,438,587)
Net Unrealized Appreciation	$59,355,417

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$467,365,355	$—	$—	$467,365,355
Real Estate Investment Trusts	29,984,461	—	—	29,984,461
Exchange-Traded Funds	7,842,581	—	—	7,842,581
Short-Term Investments	42,821,000	—	1,363,431	44,184,431
Total Investments, at value	$548,013,397	$—	$1,363,431	$549,376,828

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$1,363,431	$—	$1,363,431
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,363,431	$—	$1,363,431

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 98.2%
		Aerospace/Defense: 2.9%
15,100		Lockheed Martin Corp.	$1,137,785
33,900		Raytheon Co.	1,746,528
26,300		United Technologies Corp.	1,825,483
			4,709,796
		Agriculture: 3.5%
84,700		Archer-Daniels-Midland Co.	2,651,957
54,600		Reynolds American, Inc.	2,892,162
			5,544,119
		Banks: 7.3%
68,800		Capital One Financial Corp.	2,637,792
98,600		JPMorgan Chase & Co.	4,108,662
29,500		PNC Financial Services Group, Inc.	1,557,305
38,300		State Street Corp.	1,667,582
65,300		Wells Fargo & Co.	1,762,447
			11,733,788
		Beverages: 1.3%
46,600		Molson Coors Brewing Co.	2,104,456
			2,104,456
		Biotechnology: 2.0%
57,300	@	Amgen, Inc.	3,241,461
			3,241,461
		Computers: 8.7%
45,500	@	Computer Sciences Corp.	2,617,615
129,900	@	Dell, Inc.	1,865,364
213,600	@	EMC Corp.	3,731,592
43,700		International Business Machines Corp.	5,720,330
			13,934,901
		Cosmetics/Personal Care: 3.2%
85,300		Procter & Gamble Co.	5,171,739
			5,171,739
		Diversified Financial Services: 1.8%
12,300		Blackrock, Inc.	2,856,060
			2,856,060
		Electric: 3.2%
64,700		DTE Energy Co.	2,820,273
96,900	@	NRG Energy, Inc.	2,287,809
			5,108,082
		Electronics: 2.2%
27,200	L	Garmin Ltd.	835,040
54,700	@	Thermo Fisher Scientific, Inc.	2,608,643
			3,443,683
		Food: 1.0%
134,800		Sara Lee Corp.	1,641,864
			1,641,864
		Forest Products & Paper: 0.8%
50,100		International Paper Co.	1,341,678
			1,341,678

Shares			Value
		Healthcare-Services: 1.4%
72,900		UnitedHealth Group, Inc.	$2,221,992
			2,221,992
		Household Products/Wares: 1.6%
38,900		Kimberly-Clark Corp.	2,478,319
			2,478,319
		Insurance: 4.3%
54,600		Chubb Corp.	2,685,228
48,700		Travelers Cos., Inc.	2,428,182
89,200		UnumProvident Corp.	1,741,184
			6,854,594
		Media: 2.1%
198,300		Comcast Corp. - Class A	3,343,338
			3,343,338
		Miscellaneous Manufacturing: 5.2%
58,800		Cooper Industries PLC	2,507,232
286,100		General Electric Co.	4,328,693
30,200		ITT Corp.	1,502,148
			8,338,073
		Office/Business Equipment: 1.0%
72,700		Pitney Bowes, Inc.	1,654,652
			1,654,652
		Oil & Gas: 4.9%
56,900		Ensco International PLC ADR	2,272,586
36,700		ExxonMobil Corp.	2,502,573
75,700		Noble Corp.	3,080,990
			7,856,149
		Oil & Gas Services: 2.1%
74,200		National Oilwell Varco, Inc.	3,271,478
			3,271,478
		Packaging & Containers: 2.3%
55,600	@	Crown Holdings, Inc.	1,422,248
91,000	@	Pactiv Corp.	2,196,740
			3,618,988
		Pharmaceuticals: 10.5%
95,200		AmerisourceBergen Corp.	2,481,864
78,200		Cardinal Health, Inc.	2,521,168
35,800		McKesson Corp.	2,237,500
132,000	@	Mylan Laboratories	2,432,760
282,800		Pfizer, Inc.	5,144,132
50,300	@	Watson Pharmaceuticals, Inc.	1,992,383
			16,809,807
		Pipelines: 2.0%
148,100		Williams Cos., Inc.	3,121,948
			3,121,948
		Retail: 6.0%
124,400		Gap, Inc.	2,606,180
87,200		Home Depot, Inc.	2,522,696
33,300		Ross Stores, Inc.	1,422,243
63,200		Target Corp.	3,056,984
			9,608,103

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Savings & Loans: 1.3%
152,500		Hudson City Bancorp., Inc.	$2,093,825
			2,093,825
		Semiconductors: 4.1%
163,900	@	Marvell Technology Group Ltd.	3,400,925
117,900		Texas Instruments, Inc.	3,072,474
			6,473,399
		Software: 6.5%
83,300		CA, Inc.	1,870,918
167,500		Microsoft Corp.	5,107,075
141,000		Oracle Corp.	3,460,140
			10,438,133
		Telecommunications: 5.0%
84,400	@	Amdocs Ltd.	2,407,932
198,400		AT&T, Inc.	5,561,152
			7,969,084
		Total Common Stock (Cost $142,733,465)	156,983,509
EXCHANGE-TRADED FUNDS: 0.8%
		Exchange-Traded Funds: 0.8%
10,900	L	SPDR Trust Series 1	1,214,696
		Total Exchange-Traded Funds (Cost $1,110,856)	1,214,696
		Total Long-Term Investments (Cost $143,844,321)	158,198,205
SHORT-TERM INVESTMENTS: 2.0%

	Affiliated Mutual Fund: 0.7%
1,208,000	ING Institutional Prime Money Market Fund - Class I	1,208,000
Total Mutual Fund (Cost $1,208,000)		1,208,000

Principal Amount			Value
		Securities Lending Collateralcc: 1.3%
$1,697,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)	$1,697,000
400,919	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)	320,735
Total Securities Lending Collateral (Cost $2,097,919)			2,017,735
Total Short-Term Investments (Cost $3,305,919)			3,225,735

Total Investments in Securities (Cost $147,150,240)*	101.0%	$161,423,940
Other Assets and Liabilities - Net	(1.0)	(1,597,850)
Net Assets	100.0%	$159,826,090

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $147,521,131.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$15,757,622
Gross Unrealized Depreciation	(1,854,813)
Net Unrealized Appreciation	$13,902,809

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$156,983,509	$—	$—	$156,983,509
Exchange-Traded Funds	1,214,696	—	—	1,214,696
Short-Term Investments	2,905,000	—	320,735	3,225,735
Total Investments, at value	$161,103,205	$—	$320,735	$161,423,940

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING OPPORTUNISTIC LARGECAP PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$320,735	$—	$320,735
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$320,735	$—	$320,735

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009

Principal Amount			Value
CORPORATE BONDS/NOTES: 40.2%
		Advertising: 0.1%
$3,280,000		Interpublic Group of Cos., Inc., 10.000%, due 07/15/17	$3,657,200
			3,657,200
		Agriculture: 0.5%
6,994,000	S	Altria Group, Inc., 9.700%, due 11/10/18	8,659,257
620,000		Philip Morris International, Inc., 5.650%, due 05/16/18	653,066
2,098,000		Philip Morris International, Inc., 6.875%, due 03/17/14	2,379,476
			11,691,799
		Apparel: 0.1%
3,360,000		Hanesbrands, Inc., 8.000%, due 12/15/16	3,439,800
			3,439,800
		Banks: 8.1%
3,714,000		American Express Bank FSB, 5.500%, due 04/16/13	3,961,832
4,100,000		Bank of America Corp., 5.420%, due 03/15/17	4,053,071
6,229,000		Bank of America Corp., 8.000%, due 12/29/49	6,005,616
3,090,000		Bank of Ireland, 0.500%, due 12/29/49	1,050,600
12,377,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	12,615,756
6,952,000	#	Barclays Bank PLC, 7.375%, due 06/29/49	6,291,560
2,140,000		Capital One Financial Corp., 7.375%, due 05/23/14	2,425,273
8,011,000		Citigroup, Inc., 5.000%, due 09/15/14	7,730,743
4,753,000		Citigroup, Inc., 6.010%, due 01/15/15	4,858,498
11,605,000		Citigroup, Inc., 8.500%, due 05/22/19	13,423,213
14,907,000	^^	Deutsche Bank AG, London-Republic of Indonesia Government Bond Credit Linked Notes, 13.150%, due 01/25/12	15,217,066
6,112,000		Discover Bank/Greenwood DE, 8.700%, due 11/18/19	6,559,062
3,280,000	#	Dresdner Funding Trust I, 8.151%, due 06/30/31	2,372,208
11,366,000		Fifth Third Bancorp., 8.250%, due 03/01/38	10,835,151
9,273,000		First Tennessee Bank NA, 5.650%, due 04/01/16	8,053,053
3,650,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	3,868,887
4,974,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	5,351,452
1,702,000		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	1,818,570
8,271,000		Goldman Sachs Group, Inc., 6.250%, due 09/01/17	8,883,484

Principal Amount			Value
$7,919,000	#	HSBC Capital Funding L.P./ Jersey Channel Islands, 9.547%, due 12/29/49	$8,235,760
3,796,000		JPMorgan Chase & Co., 4.650%, due 06/01/14	4,002,833
3,734,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	3,923,362
8,333,000		Morgan Stanley, 4.750%, due 04/01/14	8,388,864
7,619,000		Morgan Stanley, 7.300%, due 05/13/19	8,570,377
10,406,000		National City Preferred Capital Trust I, 12.000%, due 12/29/49	12,016,859
9,695,000	#	Rabobank, 11.000%, due 12/29/49	11,853,495
3,084,000		USB Capital XIII Trust, 6.625%, due 12/15/39	3,144,665
4,439,000		Wachovia Bank NA, 6.000%, due 11/15/17	4,653,768
5,798,000		Wachovia Bank NA, 6.600%, due 01/15/38	6,139,728
1,586,000		Wachovia Corp., 5.250%, due 08/01/14	1,643,584
7,105,000		Wells Fargo Capital XIII, 7.700%, due 12/29/49	6,927,375
			204,875,765
		Beverages: 0.8%
4,714,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	4,996,312
7,979,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.750%, due 01/15/19	9,357,396
2,540,000		Dr Pepper Snapple Group, Inc., 6.820%, due 05/01/18	2,854,013
1,606,000		Dr Pepper Snapple Group, Inc., 7.450%, due 05/01/38	1,892,726
			19,100,447
		Chemicals: 0.7%
2,116,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	2,329,881
3,316,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	3,909,378
4,795,000		Dow Chemical Co., 7.600%, due 05/15/14	5,461,323
5,310,000	#	Nova Chemicals Corp., 8.375%, due 11/01/16	5,416,200
975,000	#	Nova Chemicals Corp., 8.625%, due 11/01/19	996,938
			18,113,720
		Coal: 0.2%
3,630,000	#	Arch Coal, Inc., 8.750%, due 08/01/16	3,856,875
			3,856,875
		Commercial Services: 0.6%
6,819,000		RR Donnelley & Sons Co., 8.600%, due 08/15/16	7,432,642
630,000		Service Corp. International, 7.000%, due 06/15/17	614,250

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Commercial Services (continued)
$6,555,000	&,#	ServiceMaster Co, 10.750%, due 07/15/15	$6,849,975
			14,896,867
		Computers: 0.2%
6,235,000		Seagate Technology, Inc., 6.800%, due 10/01/16	6,063,538
			6,063,538
		Diversified Financial Services: 4.3%
9,176,000	#	Aiful Corp., 4.450%, due 02/16/10	8,816,607
3,018,000		American Express Credit Corp., 5.125%, due 08/25/14	3,183,444
4,859,000	S	American Express Credit Corp., 7.300%, due 08/20/13	5,465,330
11,084,000	#	Cantor Fitzgerald L.P., 7.875%, due 10/15/19	10,865,568
3,840,000		Capital One Bank USA NA, 6.500%, due 06/13/13	4,131,310
5,127,000		Capital One Bank USA NA, 8.800%, due 07/15/19	6,068,548
5,412,000		Capital One Capital V, 10.250%, due 08/15/39	6,307,767
3,403,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	3,336,121
8,190,000		Credit Suisse/Guernsey, 5.860%, due 12/31/49	7,166,250
3,668,000		FIA Card Services NA, 6.625%, due 06/15/12	3,945,877
6,198,000		Fund American Cos., Inc., 5.875%, due 05/15/13	6,189,453
4,154,000		General Electric Capital Corp., 3.750%, due 11/14/14	4,151,312
3,166,000		General Electric Capital Corp., 5.875%, due 01/14/38	2,940,983
1,157,000		General Electric Capital Corp., 6.000%, due 08/07/19	1,203,177
7,130,000	S	General Electric Capital Corp., 6.875%, due 01/10/39	7,386,545
3,124,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	3,141,463
4,259,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	4,246,415
10,226,000	S	International Lease Finance Corp., 6.625%, due 11/15/13	8,238,383
4,167,000		Merrill Lynch & Co., Inc., 6.050%, due 05/16/16	4,209,991
2,908,000		Merrill Lynch & Co., Inc., 6.875%, due 04/25/18	3,138,180
2,001,000	S	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	2,655,601
522,654	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	533,089

Principal Amount			Value
$4,098,000	#,±	Twin Reefs Pass-through Trust, 2.231%, due 12/10/49	$410
			107,321,824
		Electric: 3.7%
7,450,000		AES Corp., 8.000%, due 10/15/17	7,682,813
3,604,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	3,507,114
2,277,000	#	Allegheny Energy Supply Co. LLC, 6.750%, due 10/15/39	2,174,157
2,816,000		Ameren Corp., 8.875%, due 05/15/14	3,165,885
940,000		Ameren Energy Generating Co., 6.300%, due 04/01/20	924,749
1,410,000		Commonwealth Edison Co., 6.150%, due 03/15/12	1,521,860
10,274,000		Commonwealth Edison Co., 6.950%, due 07/15/18	11,190,770
3,056,000		DTE Energy Co., 7.050%, due 06/01/11	3,238,899
658,000		DTE Energy Co., 7.625%, due 05/15/14	735,249
2,103,000		Duke Energy Corp., 3.950%, due 09/15/14	2,132,793
3,648,000		Duke Energy Corp., 6.300%, due 02/01/14	4,015,033
2,834,000		Entergy Texas, Inc., 7.125%, due 02/01/19	3,146,573
2,201,000		FirstEnergy Solutions Corp., 4.800%, due 02/15/15	2,249,074
3,197,000		Indiana Michigan Power, 7.000%, due 03/15/19	3,571,314
2,236,000		Jersey Central Power and Light, 7.350%, due 02/01/19	2,542,209
803,006	#	Juniper Generation, LLC, 6.790%, due 12/31/14	751,293
3,504,000		Metropolitan Edison, 7.700%, due 01/15/19	4,028,272
2,398,000		Nevada Power Co., 7.125%, due 03/15/19	2,681,822
1,959,000		Nisource Finance Corp., 6.125%, due 03/01/22	2,003,526
9,278,000		NorthWestern Corp., 5.875%, due 11/01/14	9,633,988
4,673,000		Oncor Electric Delivery Co., 6.800%, due 09/01/18	5,199,278
3,856,000		Oncor Electric Delivery Co., 7.500%, due 09/01/38	4,572,827
2,117,000		Progress Energy, Inc., 6.050%, due 03/15/14	2,319,762
2,607,000		Progress Energy, Inc., 7.050%, due 03/15/19	2,921,595
3,553,000		Sierra Pacific Power Co., 6.250%, due 04/15/12	3,743,928
4,562,000		Southwestern Electric Power, 5.550%, due 01/15/17	4,609,983
			94,264,766
		Electronics: 0.2%
4,360,000		Jabil Circuit, Inc., 7.750%, due 07/15/16	4,599,800
			4,599,800

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Energy-Alternate Sources: 0.0%
$4,000,000	I,X,±	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	$400
4,900,000	I,X,±	Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	490
617,699	I,X,±	PEA Lima, LLC, due 03/20/14	62
			952
		Entertainment: 0.7%
6,350,000		AMC Entertainment, Inc., 8.750%, due 06/01/19	6,508,750
6,265,000	#	Pinnacle Entertainment, Inc., 8.625%, due 08/01/17	6,421,625
3,810,000	#	Warner Music Group, 9.500%, due 06/15/16	4,100,513
1,565,000	L	WMG Holdings Corp., 9.500%, due 12/15/14	1,592,388
			18,623,276
		Food: 1.0%
1,615,000	#	Dole Food Co., Inc., 8.000%, due 10/01/16	1,647,300
4,105,000		HJ Heinz Co., 5.350%, due 07/15/13	4,416,372
5,116,000		Kraft Foods, Inc., 6.125%, due 02/01/18	5,388,258
3,278,000		Kraft Foods, Inc., 6.125%, due 08/23/18	3,461,961
1,994,000		Kraft Foods, Inc., 6.500%, due 08/11/17	2,166,866
5,345,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	5,826,050
1,615,000		Tyson Foods, Inc., 7.850%, due 04/01/16	1,663,450
			24,570,257
		Forest Products & Paper: 0.1%
2,508,000		Domtar Corp., 10.750%, due 06/01/17	2,959,440
			2,959,440
		Gas: 0.3%
6,588,000		Sempra Energy, 6.500%, due 06/01/16	7,154,146
			7,154,146
		Healthcare-Products: 0.7%
4,715,000	&,S	Biomet, Inc., 10.375%, due 10/15/17	5,139,350
4,863,000		Boston Scientific Corp., 4.500%, due 01/15/15	4,878,357
2,590,000		Boston Scientific Corp., 6.000%, due 01/15/20	2,651,365
2,979,000		Boston Scientific Corp., 7.375%, due 01/15/40	3,210,620
2,403,000		Zimmer Holdings, Inc., 5.750%, due 11/30/39	2,363,975
			18,243,667
		Healthcare-Services: 0.4%
2,475,000		HCA, Inc., 9.250%, due 11/15/16	2,663,719
4,720,000	&	HCA, Inc., 9.625%, due 11/15/16	5,121,200

Principal Amount			Value
$2,508,000		US Oncology, Inc., 9.125%, due 08/15/17	$2,645,940
			10,430,859
		Holding Companies-Diversified: 0.1%
2,410,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	2,476,275
			2,476,275
		Home Builders: 0.1%
2,306,000		Toll Brothers Finance Corp., 6.750%, due 11/01/19	2,262,477
			2,262,477
		Insurance: 2.8%
10,157,000		Aegon NV, 3.570%, due 12/31/49	5,151,630
6,987,000		American International Group, Inc., 5.850%, due 01/16/18	5,741,728
8,151,000		Genworth Financial, Inc., 6.515%, due 05/22/18	7,470,579
2,824,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	2,915,667
4,366,000		Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	4,258,797
3,601,000		Lincoln National Corp., 8.750%, due 07/01/19	4,121,330
5,274,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	6,107,049
2,673,000		Principal Financial Group, Inc., 7.875%, due 05/15/14	2,952,914
9,190,000		Protective Life Corp., 8.450%, due 10/15/39	8,889,028
2,449,000		Prudential Financial, Inc., 4.750%, due 09/17/15	2,486,401
2,288,000		Prudential Financial, Inc., 5.700%, due 12/14/36	2,074,001
4,220,000		Prudential Financial, Inc., 6.000%, due 12/01/17	4,360,623
1,395,000		Prudential Financial, Inc., 6.625%, due 12/01/37	1,434,551
3,798,000		Prudential Financial, Inc., 7.375%, due 06/15/19	4,265,568
6,744,000	#	Teachers Insurance & Annuity Association of America, 6.850%, due 12/16/39	6,994,088
			69,223,954
		Investment Companies: 0.1%
2,657,000	#	Xstrata Finance Canada Ltd, 5.500%, due 11/16/11	2,789,970
			2,789,970
		Iron/Steel: 0.4%
1,500,000		ArcelorMittal, 7.000%, due 10/15/39	1,584,455
5,878,000		ArcelorMittal, 9.850%, due 06/01/19	7,615,090

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Iron/Steel (continued)
$685,000		Steel Dynamics, Inc., 7.750%, due 04/15/16	$709,831
			9,909,376
		Lodging: 0.5%
8,757,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	8,762,210
3,890,000	#	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 7.875%, due 11/01/17	3,958,075
			12,720,285
		Machinery-Diversified: 0.1%
3,240,000	#	Case New Holland, Inc., 7.750%, due 09/01/13	3,329,100
			3,329,100
		Media: 4.0%
4,730,000	#	Cablevision Systems Corp., 8.625%, due 09/15/17	4,948,763
7,625,000	#	Clear Channel Worldwide Holdings, Inc., 9.250%, due 12/15/17	7,842,325
761,000		Comcast Corp., 5.700%, due 05/15/18	801,332
2,093,000		Comcast Corp., 5.900%, due 03/15/16	2,256,924
2,810,000		Comcast Corp., 6.300%, due 11/15/17	3,079,558
3,373,000		Comcast Corp., 6.500%, due 01/15/17	3,739,443
3,935,000	#	COX Communications, Inc., 6.250%, due 06/01/18	4,195,229
3,855,000	#	COX Communications, Inc., 6.950%, due 06/01/38	4,096,404
573,000	#	Cox Communications, Inc., 8.375%, due 03/01/39	715,717
3,376,000	#	Cox Enterprises, Inc., 7.375%, due 07/15/27	3,567,595
1,674,000		Discovery Communications, LLC, 5.625%, due 08/15/19	1,731,654
2,475,000		DISH DBS Corp., 7.125%, due 02/01/16	2,539,969
4,755,000	#	Mediacom LLC / Mediacom Capital Corp., 9.125%, due 08/15/19	4,873,875
3,740,000	#	News America, Inc., 5.650%, due 08/15/20	3,902,065
1,927,000	S	News America, Inc., 6.150%, due 03/01/37	1,923,437
4,379,000		News America, Inc., 6.650%, due 11/15/37	4,640,632
4,844,000		News America, Inc., 6.900%, due 03/01/19	5,467,486
2,281,000		Time Warner Cable, Inc., 3.500%, due 02/01/15	2,256,096
941,000		Time Warner Cable, Inc., 5.000%, due 02/01/20	914,294
6,568,000		Time Warner Cable, Inc., 6.750%, due 07/01/18	7,227,145
6,737,000	S	Time Warner Cable, Inc., 8.750%, due 02/14/19	8,224,348

Principal Amount			Value
$1,865,000		Time Warner Entertainment Co. LP, 8.375%, due 07/15/33	$2,235,790
4,923,000		Time Warner, Inc., 5.500%, due 11/15/11	5,228,960
7,139,000		Time Warner, Inc., 7.700%, due 05/01/32	8,407,672
2,657,000		Viacom, Inc., 4.250%, due 09/15/15	2,681,216
1,809,000		Viacom, Inc., 5.625%, due 09/15/19	1,892,315
			99,390,244
		Mining: 0.3%
3,844,000		Newmont Mining Corp., 5.125%, due 10/01/19	3,853,106
2,796,000		Rio Tinto Finance USA Ltd., 8.950%, due 05/01/14	3,353,528
			7,206,634
		Miscellaneous Manufacturing: 0.7%
8,169,000		General Electric Co., 5.250%, due 12/06/17	8,361,061
6,763,000		Tyco International Finance, 8.500%, due 01/15/19	8,181,397
			16,542,458
		Office/Business Equipment: 0.1%
1,996,000		Xerox Corp., 4.250%, due 02/15/15	1,984,339
933,000		Xerox Corp., 5.625%, due 12/15/19	933,455
			2,917,794
		Oil & Gas: 0.8%
2,566,000		Hess Corp., 8.125%, due 02/15/19	3,099,661
3,783,000		Marathon Oil Corp., 6.500%, due 02/15/14	4,188,420
2,793,000		Marathon Oil Corp., 7.500%, due 02/15/19	3,228,906
4,060,000		Pioneer Natural Resources Co., 7.500%, due 01/15/20	4,082,143
6,235,000		Plains Exploration & Production Co., 8.625%, due 10/15/19	6,437,638
			21,036,768
		Oil & Gas Services: 0.2%
3,301,000		Weatherford International Ltd., 9.625%, due 03/01/19	4,121,979
			4,121,979
		Packaging & Containers: 0.1%
1,963,000	#	Solo Cup Co., 10.500%, due 11/01/13	2,100,410
			2,100,410
		Pharmaceuticals: 0.1%
2,316,000		Express Scripts, Inc., 6.250%, due 06/15/14	2,529,519
763,000		Express Scripts, Inc., 7.250%, due 06/15/19	868,423
			3,397,942

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Pipelines: 1.3%
$4,483,000		Enbridge Energy Partners, 9.875%, due 03/01/19	$5,685,650
3,770,000		Energy Transfer Partners, 9.700%, due 03/15/19	4,663,803
1,893,000		Northwest Pipeline Corp., 7.000%, due 06/15/16	2,134,297
3,597,000		Plains All American Pipeline L.P., 4.250%, due 09/01/12	3,714,370
5,126,000		Plains All American Pipeline LP, 5.750%, due 01/15/20	5,139,507
2,106,000		Trans-Canada Pipelines, 7.125%, due 01/15/19	2,466,587
2,337,000		Trans-Canada Pipelines, 7.625%, due 01/15/39	2,887,749
2,894,000		Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	3,161,055
1,848,000		Williams Cos., Inc., 8.750%, due 01/15/20	2,208,447
			32,061,465
		Real Estate: 0.4%
2,092,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	2,125,326
1,560,000	#	Felcor Lodging L.P., 10.000%, due 10/01/14	1,581,450
2,748,000		ProLogis, 7.375%, due 10/30/19	2,715,304
4,524,000		Simon Property Group, Inc., 6.750%, due 05/15/14	4,825,687
			11,247,767
		Retail: 1.1%
7,971,000		CVS Caremark Corp., 6.125%, due 09/15/39	7,926,865
2,890,000		CVS Caremark Corp., 6.600%, due 03/15/19	3,168,006
5,540,000	#	Limited Brands, 8.500%, due 06/15/19	6,052,450
2,660,000	#	QVC, Inc., 7.500%, due 10/01/19	2,726,500
6,275,000	#	Toys R Us Property Co. I LLC, 10.750%, due 07/15/17	6,902,500
			26,776,321
		Telecommunications: 3.5%
5,490,000		AT&T, Inc., 6.550%, due 02/15/39	5,803,907
4,623,000		AT&T, Inc., 6.700%, due 11/15/13	5,220,370
1,938,000		British Telecommunications PLC, 5.150%, due 01/15/13	2,022,332
4,066,000		British Telecommunications PLC, 5.950%, due 01/15/18	4,139,038
12,280,000		Cellco Partnership/Verizon Wireless Capital, LLC, 5.550%, due 02/01/14	13,339,396
5,224,000		CenturyTel, Inc., 7.600%, due 09/15/39	5,369,729
2,081,000		Cisco Systems, Inc., 4.450%, due 01/15/20	2,045,509
5,622,000		Cisco Systems, Inc., 5.500%, due 01/15/40	5,395,051

Principal Amount			Value
$2,370,000		Cricket Communications, Inc., 9.375%, due 11/01/14	$2,393,700
2,516,000		Cricket Communications, Inc., 10.000%, due 07/15/15	2,563,175
5,840,000		Crown Castle International Corp., 7.125%, due 11/01/19	5,810,800
4,125,000		Embarq Corp., 7.995%, due 06/01/36	4,449,955
2,375,000		Frontier Communications Corp., 8.125%, due 10/01/18	2,416,563
4,723,000	#	Intelsat Subsidiary Holding Co. Ltd., 8.875%, due 01/15/15	4,888,305
2,370,000	L	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	2,411,475
2,360,000		Nextel Communications, Inc., 5.950%, due 03/15/14	2,215,450
2,508,000		Qwest Communications International, Inc., 7.500%, due 02/15/14	2,529,945
2,475,000		Sprint Nextel Corp., 6.000%, due 12/01/16	2,270,813
1,782,000		Telefonica Emisones SAU, 5.855%, due 02/04/13	1,926,752
2,007,000		Telefonica Emisones SAU, 5.877%, due 07/15/19	2,155,109
2,441,000		Telefonica Emisones SAU, 6.421%, due 06/20/16	2,712,957
4,726,000	S	Verizon Communications, Inc., 8.950%, due 03/01/39	6,414,595
			88,494,926
		Transportation: 0.8%
2,815,000		CSX Corp., 6.250%, due 04/01/15	3,104,070
7,491,000		CSX Corp., 7.450%, due 04/01/38	8,884,026
3,856,000		Union Pacific Corp., 5.125%, due 02/15/14	4,098,068
4,222,000		Union Pacific Corp., 5.700%, due 08/15/18	4,430,060
			20,516,224
Total Corporate Bonds/Notes (Cost $951,744,200)			1,012,387,367
U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.6%
		Federal Home Loan Mortgage Corporation##: 9.2%
5,065,139	S	3.333%, due 03/15/38	4,085,928
4,106,986	S	4.883%, due 03/15/33	4,247,139
965,416	S	4.966%, due 04/01/35	1,018,485
35,511,000	W	5.000%, due 01/15/39	36,415,430
10,948,663	S,^	5.000%, due 05/15/17- 01/15/29	713,832
45,104,446	S	5.000%, due 12/15/17- 02/15/35	47,155,666
7,586,265		5.000%, due 08/15/16	8,054,870
55,665		5.074%, due 11/01/35	58,487

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation## (continued)
$86,212,876	S	5.500%, due 08/15/20- 02/15/34	$90,772,836
74,255	S	5.699%, due 03/01/36	78,659
4,100,087	S,^	6.000%, due 04/15/33	553,114
26,550,030	S	6.000%, due 01/15/29- 02/01/36	28,396,964
53,220,816	S,^	6.167%, due 10/15/37	6,185,621
10,367,312	S,^	6.517%, due 05/15/35	1,389,469
1,076,450	S	7.000%, due 09/01/26- 11/01/31	1,185,869
411,939	S	7.500%, due 11/01/28	464,140
			230,776,509
		Federal National Mortgage Association##: 15.4%
7,906,285	S,^	4.000%, due 11/01/18	1,013,215
41,297,000	W	4.500%, due 01/25/24- 01/25/39	41,366,806
1,086,357	S	4.941%, due 04/01/35	1,129,519
13,464,000	W	5.000%, due 01/13/40	13,817,430
65,250,463	S	5.000%, due 02/25/29- 05/01/39	67,355,045
1,277,139	S	5.009%, due 07/01/35	1,350,726
754,518	S	5.245%, due 08/01/35	796,474
37,934,000	W	5.500%, due 01/25/39	39,712,156
23,581,292	S	5.500%, due 11/01/16- 01/01/39	24,759,742
114,939		5.500%, due 12/01/16- 10/01/18	122,299
65,677,000	W	6.000%, due 01/15/33- 01/15/39	69,567,394
6,151,535	S,^	6.000%, due 08/25/33	1,147,646
51,502,861	S	6.000%, due 08/01/16- 12/25/49	54,782,109
10,124,695		6.000%, due 06/01/16- 10/01/38	10,770,126
23,601,015	S,^	6.219%, due 04/25/37	2,851,043
13,213,762	S,^	6.359%, due 06/25/36	1,616,823
6,307,155	S,^	6.369%, due 08/25/25	296,060
10,980,252	S,^	6.469%, due 08/25/26	1,530,569
16,363,000	W	6.500%, due 01/15/32	17,526,311
6,384,496	S	6.500%, due 01/01/23- 01/01/39	6,850,580
38,039		6.500%, due 02/01/28	41,231
26,223,930	S,^	6.509%, due 01/25/37	3,324,271
54,658,701	S,^	6.519%, due 10/25/35	6,924,782
10,337,127	S	7.000%, due 11/01/25- 04/01/38	11,365,671
265,695		7.000%, due 08/01/25- 06/01/31	295,158
1,230,908	S	7.500%, due 09/01/31- 01/25/48	1,388,569
163,030		7.500%, due 11/01/29- 11/01/30	184,014
143,543	S	10.000%, due 02/25/19	165,707
5,859,143	S	14.922%, due 03/25/38	6,528,732
537,064	S	27.675%, due 02/25/34	683,661
			389,263,869
		Government National Mortgage Association: 5.0%
42,621	S	4.125%, due 12/20/29	43,599
60,212		4.375%, due 04/20/28	61,930

Principal Amount			Value
$33,400,000	W	4.500%, due 01/15/40	$33,431,329
7,478,254	S	4.500%, due 04/15/39	7,498,835
9,406,000		4.500%, due 01/20/40	9,400,140
7,048,000	W	5.000%, due 01/15/39	7,248,431
106,107,065	S,^	5.000%, due 04/20/38- 06/16/39	13,270,418
9,072,000	W	5.500%, due 01/15/39	9,504,335
13,525,194	S	5.500%, due 03/20/39- 09/20/39	14,195,444
7,736,929		5.500%, due 09/15/38	8,116,873
93,884,612	S,^	5.967%, due 06/20/38- 04/20/39	9,668,289
49,889,481	S,^	6.067%, due 05/20/39	5,051,405
30,005,994	S,^	6.167%, due 04/20/38	3,192,929
9,682,720	S,^	6.268%, due 05/16/38	1,135,875
1,687,501	S	6.500%, due 01/15/29- 01/15/32	1,824,355
316,902	S	7.000%, due 04/15/26- 05/15/32	351,735
219,137		7.000%, due 04/15/26- 02/15/28	243,639
548,169	S	7.500%, due 06/15/22- 04/15/32	617,393
354,225		7.500%, due 04/15/22- 06/15/32	399,094
			125,256,048
Total U.S. Government Agency Obligations (Cost $723,790,876)			745,296,426
U.S. TREASURY OBLIGATIONS: 18.7%
		U.S. Treasury Notes: 18.7%
158,570,000	L	0.750%, due 11/30/11	157,585,280
28,208,000	L	1.000%, due 10/31/11	28,191,442
85,901,000	L	1.125%, due 12/15/12	84,551,753
31,778,000	L	2.125%, due 11/30/14	31,035,761
10,260,000		2.625%, due 12/31/14	10,233,560
51,790,000	L	3.375%, due 11/15/19	49,831,975
110,242,000		4.500%, due 08/15/39	107,778,863
Total U.S. Treasury Obligations (Cost $479,252,667)			469,208,634
ASSET-BACKED SECURITIES: 3.5%
		Automobile Asset-Backed Securities: 2.4%
7,285,000	#,S	Bank of America Auto Trust, 2.130%, due 09/15/13	7,357,618
5,385,000	#,S	Bank of America Auto Trust, 2.670%, due 07/15/13	5,476,691
4,680,000	S	CarMax Auto Owner Trust, 5.810%, due 12/16/13	5,009,879
4,258,000	S	Harley-Davidson Motorcycle Trust, 2.620%, due 03/15/14	4,327,719
11,355,000	S	Harley-Davidson Motorcycle Trust, 3.190%, due 11/15/13	11,603,106
4,736,000	S	Harley-Davidson Motorcycle Trust, 5.520%, due 11/15/13	4,974,537
3,194,000	S	Honda Auto Receivables Owner Trust, 2.310%, due 05/15/13	3,236,585

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
		Automobile Asset-Backed Securities (continued)
$4,887,000	S	Honda Auto Receivables Owner Trust, 4.880%, due 09/18/14	$5,148,345
2,792,000	S	Hyundai Auto Receivables Trust, 2.030%, due 08/15/13	2,811,500
3,246,000	S	Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	3,275,731
2,017,500	S	Nissan Auto Receivables Owner Trust, 4.280%, due 06/16/14	2,100,123
1,473,000	S	Nissan Auto Receivables Owner Trust, 4.460%, due 04/16/12	1,510,227
4,541,000	S	USAA Auto Owner Trust, 5.070%, due 06/15/13	4,744,758
			61,576,819
		Home Equity Asset-Backed Securities: 0.3%
3,328,000	#,S	Irwin Home Equity, 5.960%, due 08/25/37	1,133,516
350,262	S	Merrill Lynch Mortgage Investors Trust, 0.591%, due 07/25/34	247,294
2,294,307	S	Morgan Stanley Capital, Inc., 1.431%, due 06/25/33	1,706,323
94,060	S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	93,102
685,660	S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 06/25/37	653,286
3,813,348	S	Specialty Underwriting & Residential Finance, 0.431%, due 12/25/36	2,937,874
268,936		Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	266,788
500,000		Wells Fargo Home Equity Trust, 4.430%, due 05/25/34	491,186
			7,529,369
		Other Asset-Backed Securities: 0.8%
245,961	S	Amortizing Residential Collateral Trust, 0.481%, due 05/25/32	127,900
2,651,456	S	Bear Stearns Asset-Backed Securities, Inc., 0.611%, due 06/25/36	1,408,217
992,384	S	Bear Stearns Asset-Backed Securities, Inc., 0.631%, due 07/25/36	242,479
553,553	S	CenterPoint Energy Transition Bond Co., LLC, 4.192%, due 02/01/20	580,191
359,020	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.831%, due 07/25/33	301,681

Principal Amount			Value
$7,990	S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	$7,846
85,000		Countrywide Asset-Backed Certificates, 5.689%, due 10/25/46	50,323
4,449,388	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	4,319,774
1,965,459	S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	1,398,978
3,360,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	2,947,869
2,876,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	1,824,009
2,102,392	S	Equity One, Inc., 5.050%, due 09/25/33	1,794,498
2,094,712	S	First Horizon Asset Back Trust, 0.361%, due 09/25/29	950,196
6,265,000	#,I,X	Hudson Mezzanine Funding, 1.004%, due 06/12/42	6
1,776,618	S	Lehman XS Trust, 0.511%, due 08/25/35	1,233,755
718,714	S	Merrill Lynch Mortgage Investors Trust, 0.411%, due 09/25/36	237,667
1,511		Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	1,498
41,053		Residential Asset Mortgage Products, Inc., 0.851%, due 06/25/33	28,354
2,062,787	S	Structured Asset Securities Corp., 4.910%, due 06/25/33	1,506,960
			18,962,201
Total Asset-Backed Securities (Cost $103,429,595)			88,068,389
COLLATERALIZED MORTGAGE OBLIGATIONS: 12.3%
687,370	S	American Home Mortgage Assets, 1.334%, due 02/25/47	94,129
4,049,862	S	American Home Mortgage Assets, 1.544%, due 09/25/46	802,452
13,558,414	S	American Home Mortgage Investment Trust, 0.611%, due 11/25/45	3,771,151
1,658,649	S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	1,687,871
9,891,466	S	Banc of America Funding Corp., 5.259%, due 09/20/35	7,163,153
4,300,365	S	Banc of America Funding Corp., 5.500%, due 03/25/36	3,702,853

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$4,557,450	S	Banc of America Mortgage Securities, Inc., 5.140%, due 09/25/35	$3,756,790
1,040,575	S	Bear Stearns Alternative-A Trust, 0.551%, due 07/25/34	696,267
239,038	S	Bear Stearns Commercial Mortgage Securities, 5.415%, due 04/12/38	242,031
8,699,527	S	Chase Mortgage Finance Corp., 5.403%, due 12/25/35	7,276,812
4,183,885	S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	3,891,694
5,915,000	S	Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	5,290,506
5,089,110	#,S	Citigroup Mortgage Loan Trust, Inc., 5.426%, due 11/19/35	4,648,256
189,698,634	#,S,^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.087%, due 12/11/49	1,595,290
11,020,000	S	Commercial Mortgage Pass-through Certificates, 5.816%, due 12/10/49	10,019,273
3,229,039	S	Countrywide Home Loan Mortgage Pass-through Trust, 0.551%, due 04/25/35	646,462
9,417,690	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.000%, due 04/25/35	7,885,563
11,232,442	S	Countrywide Home Loan Mortgage Pass-through Trust, 5.500%, due 10/25/35	9,419,020
899,789	S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	906,594
560,889	S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	554,203
1,011,251	S	Credit Suisse First Boston Mortgage Securities Corp., 5.000%, due 08/25/20	956,642
3,201,762	S	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	3,319,313
310,933	S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	313,873
459,414	S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	469,185
2,820,000	S	GE Capital Commercial Mortgage Corp., 6.531%, due 05/15/33	2,929,311
2,156,826	S	GMAC Commercial Mortgage Securities, Inc., 5.785%, due 11/15/39	2,194,651

Principal Amount			Value
$2,752,885	S	GMAC Mortgage Corp. Loan Trust, 4.596%, due 10/19/33	$2,658,531
12,844,657	S	GMAC Mortgage Corp. Loan Trust, 4.978%, due 06/25/34	12,001,033
5,858,192	S	GMAC Mortgage Corp. Loan Trust, 5.260%, due 03/18/35	4,892,316
3,958,383	S	GMAC Mortgage Corp. Loan Trust, 5.426%, due 11/19/35	3,299,946
102,008		GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	100,719
9,650,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	8,547,929
10,133,061	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	9,018,627
3,675,000	S	Greenwich Capital Commercial Funding Corp., 5.918%, due 07/10/38	3,359,064
5,077,981	S	GSAA Trust, 5.242%, due 06/25/34	4,730,548
2,494,465	S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	2,197,731
584,482	S	Homebanc Mortgage Trust, 1.091%, due 08/25/29	353,387
15,000,000	S	JPMorgan Alternative Loan Trust, 0.401%, due 08/25/36	6,526,506
853,213	S	JPMorgan Alternative Loan Trust, 5.502%, due 01/25/36	596,004
749,353,565	S,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.157%, due 02/15/51	5,055,439
234,437	S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	238,286
3,010,898	S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	3,062,770
10,320,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	9,607,598
213,941	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	216,566
767,704	S	JPMorgan Commercial Mortgage Finance Corp., 7.371%, due 08/15/32	767,452
11,197,086	S	JPMorgan Mortgage Trust, 4.777%, due 07/25/35	9,935,221
7,716,639	S	JPMorgan Mortgage Trust, 5.290%, due 07/25/35	7,020,387

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$10,957,592	S	JPMorgan Mortgage Trust, 5.399%, due 11/25/35	$9,548,177
310,929	S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	311,310
10,405,000	S	LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	10,090,030
5,110,000	S	LB-UBS Commercial Mortgage Trust, 5.197%, due 11/15/30	5,030,619
5,000,000	S	LB-UBS Commercial Mortgage Trust, 5.372%, due 09/15/39	4,775,542
5,000,000	S	LB-UBS Commercial Mortgage Trust, 5.882%, due 06/15/38	4,743,692
1,600,000	S	LB-UBS Commercial Mortgage Trust, 6.149%, due 04/15/41	1,484,809
5,000,000	S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	5,223,157
2,803,187	S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	2,845,551
4,123,250	S	Lehman Mortgage Trust, 5.000%, due 12/25/35	3,123,078
3,243,895	S	Lehman Mortgage Trust, 6.414%, due 04/25/36	2,828,609
2,685,716	S	Luminent Mortgage Trust, 0.431%, due 10/25/46	1,447,752
9,127,411	#,S	LVII Resecuritization Trust, 5.777%, due 11/27/37	9,218,685
62,695	S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	54,648
403,261	S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	385,970
1,064,726	S	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	1,072,495
3,319,593	#,S	MASTR Reperforming Loan Trust, 0.591%, due 07/25/35	2,668,404
821,838	S	MLCC Mortgage Investors, Inc., 0.461%, due 04/25/29	673,686
375,434	S	MLCC Mortgage Investors, Inc., 0.551%, due 01/25/29	311,538
1,430,000	S	Morgan Stanley Capital I, 5.685%, due 07/12/44	1,451,571
1,548,634	S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	1,570,230
4,527,219	S	Morgan Stanley Dean Witter Capital I, 6.390%, due 10/15/35	4,740,352
659,897	S	Morgan Stanley Dean Witter Capital I, 7.200%, due 10/15/33	673,055

Principal Amount			Value
$1,673,617	S	Nomura Asset Securities Corp., 6.690%, due 03/15/30	$1,778,595
1,391,116	S	Prime Mortgage Trust, 0.731%, due 02/25/35	974,630
1,577,359	S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	1,590,581
7,898,601	S	RAAC Series, 5.250%, due 09/25/34	7,542,728
722,650	S	Residential Funding Mortgage Securities I, 0.681%, due 05/25/33	706,539
558,790	S	Sequoia Mortgage Trust, 0.503%, due 01/20/35	437,474
1,057,350	S	Structured Asset Mortgage Investments, Inc., 0.473%, due 04/19/35	532,378
892,369	S	Structured Asset Securities Corp., 5.500%, due 07/25/33	772,742
1,454,070	S	Thornburg Mortgage Securities Trust, 0.581%, due 12/25/33	1,160,115
1,588,544	S	Thornburg Mortgage Securities Trust, 0.601%, due 09/25/44	1,376,660
6,970,000	S	TIAA Seasoned Commercial Mortgage Trust, 6.072%, due 08/15/39	7,235,788
5,000,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	4,701,300
2,534,362	S	Wachovia Bank Commercial Mortgage Trust, 5.506%, due 03/15/45	2,574,530
6,740,702		Washington Mutual Mortgage Pass-through Certificates, 0.521%, due 09/25/46	724,857
737,714	S	Washington Mutual Mortgage Pass-through Certificates, 0.670%, due 06/25/44	478,240
4,374,755	S	Washington Mutual Mortgage Pass-through Certificates, 1.354%, due 07/25/47	2,235,524
1,274,792		Washington Mutual Mortgage Pass-through Certificates, 1.384%, due 11/25/46	287,627
8,541,362	S	Washington Mutual Mortgage Pass-through Certificates, 1.534%, due 06/25/46	4,524,600
2,972,846	S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	2,900,915
2,733,107		Wells Fargo Mortgage-Backed Securities Trust, 4.863%, due 08/25/34	2,674,207

See Accompanying Notes to Financial Statements
93

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

	Principal Amount			Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
	$4,220,827	S	Wells Fargo Mortgage-Backed Securities Trust, 5.000%, due 12/25/33	$3,704,868
	9,926,563	#,S	Wells Fargo Mortgage-Backed Securities Trust, 5.322%, due 06/26/35	8,437,578
Total Collateralized Mortgage Obligations (Cost $347,592,669)				310,044,841
	OTHER BONDS: 2.6%
			Foreign Government Bonds: 2.4%
BRL	108,166,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/11	61,613,552
Total Other Bonds (Cost $64,535,042)				61,613,552
	Shares			Value
	PREFERRED STOCK: 0.2%
			Diversified Financial Services: 0.2%
	8,057	#,P	Zurich RegCaPS Funding Trust	$5,589,544
Total Preferred Stock (Cost $7,654,150)				5,589,544
Total Long-Term Investments (Cost $2,677,999,199)				2,692,208,753
	SHORT-TERM INVESTMENTS: 16.6%

	Affiliated Mutual Fund: 0.9%
21,331,000	ING Institutional Prime Money Market Fund - Class I	21,331,000
Total Mutual Fund (Cost $21,331,000)		21,331,000
Principal Amount		Value
	Commercial Paper: 1.7%
$2,000,000	CBA Del Finance, Inc., 0.250%, due 06/23/10	$1,997,580
10,000,000	Concord Minutemen Capital Co., LLC, 0.440%, due 03/01/10	9,993,312
10,000,000	Crown Point Capital Co., 0.440%, due 03/01/10	9,993,312
20,000,000	Volkswagen America, 0.300%, due 01/11/10	19,998,166
Total Commercial Paper (Cost $41,980,533)		41,982,370

Principal Amount			Value
		Securities Lending Collateralcc: 14.0%
$345,458,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$345,458,000
9,207,559	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	7,366,046
Total Securities Lending Collateral (Cost $354,665,559)			352,824,046
Total Short-Term Investments (Cost $417,977,092)			416,137,416

Total Investments in Securities (Cost $3,095,976,291)*	123.5%	$3,108,346,169
Other Assets and Liabilities - Net	(23.5)	(592,093,965)
Net Assets	100.0%	$2,516,252,204

&  Payment-in-kind

MASTR  Mortgage Asset Securitization Transaction, Inc.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securites lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

±  Defaulted security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

^^  Structured Product

BRL  Brazilian Real

*  Cost for federal income tax purposes is $3,100,691,052.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$105,968,322
Gross Unrealized Depreciation	(98,313,205)
Net Unrealized Appreciation	$7,655,117

See Accompanying Notes to Financial Statements
94

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Preferred Stock	$—	$5,589,544	$—	$5,589,544
Corporate Bonds/Notes	—	995,408,508	16,978,859	1,012,387,367
U.S. Government Agency Obligations	—	745,296,426	—	745,296,426
U.S. Treasury Obligations	—	469,208,634	—	469,208,634
Asset-Backed Securities	—	87,940,483	127,906	88,068,389
Collateralized Mortgage Obligations	—	287,740,322	22,304,519	310,044,841
Other Bonds	—	—	61,613,552	61,613,552
Short-Term Investments	366,789,000	41,982,370	7,366,046	416,137,416
Total Investments, at value	$366,789,000	$2,633,166,287	$108,390,882	$3,108,346,169
Other Financial Instruments+:
Forward foreign currency contracts	—	569,308	—	569,308
Futures	4,089,135	—	—	4,089,135
Swaps, net of upfront payments	—	6,716,688	—	6,716,688
Total Assets	$370,878,135	$2,640,452,283	$108,390,882	$3,119,721,300
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(148,460)	$—	$(148,460)
Futures	(245,987)	—	—	(245,987)
Swaps, net of upfront payments	—	(9,757,479)	—	(9,757,479)
Total Liabilities	$(245,987)	$(9,905,939)	$—	$(10,151,926)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Preferred Stock	$2,238,800	$—	$—	$—	$(2,805,884)	$—	$(13,401,298)	$13,968,382	$—	$—	$—
Corporate Bonds/Notes	31,972,922	14,907,000	—	—	(17,022,718)	(946,202)	(9,294,475)	8,648,967	1,760,841	(13,047,476)	16,978,859
Asset-Backed Securities	8,989,267	—	—	—	(8,210,460)	(43,689)	(1,847,877)	1,112,765	127,900	—	127,906
Collateralized Mortgage Obligations	321,571	19,776,060	—	—	(3,237,852)	25,861	(93,266)	863,888	4,648,257	—	22,304,519
Other Bonds	—	64,535,042	—	—	—	—	—	(2,921,490)	—	—	61,613,552
Short-Term Investments	—	—	—	—	—	—	—	—	7,366,046	—	7,366,046
Total Investments, at value	$43,522,560	$99,218,102	$—	$—	$(31,276,914)	$(964,030)	$(24,636,916)	$21,672,512	$13,903,045	$(13,047,476)	$108,390,882
Other Financial Instruments+:
Swaps, net of upfront payments	1,701,544	—	—	—	(1,625,672)	—	1,625,672	(1,701,544)	—	—	—
Total Assets	$45,224,104	$99,218,102	$—	$—	$(32,902,586)	$(964,030)	$(23,011,244)	$19,970,968	$13,903,045	$(13,047,476)	$108,390,882

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(2,904,673).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

See Accompanying Notes to Financial Statements
95

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Brazilian Real BRL 22,696,449	BUY	01/08/10	USD 12,672,501	13,013,336	$340,835
Indian Rupee INR 718,681,828	BUY	01/08/10	15,582,867	15,434,407	(148,460)
					$192,375
Brazilian Real BRL 111,849,310	SELL	01/08/10	64,358,887	64,130,414	$228,473
					$228,473

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	73	03/22/10	$8,428,078	$(245,987)
			$8,428,078	$(245,987)
Short Contracts
U.S. Treasury 2-Year Note	2,012	03/31/10	$435,126,427	$2,537,355
U.S. Treasury Long Bond	288	03/22/10	33,228,000	1,551,780
			$468,354,427	$4,089,135

ING Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2009:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	2,758,500	$(69,405)	$—	$(69,405)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	1,710,000	600,961	430,033	170,928
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	3,460,000	1,215,980	835,103	380,877
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	13,751,000	4,832,642	1,806,176	3,026,466
							$6,580,178	$3,071,312	$3,508,866

Credit Default Swaps on Credit Indices — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	CDX.NA.HY.13 Index	Sell	5.000%	12/20/14	USD	49,021,830	$(347,326)	$(1,184,460)	$837,134
							$(347,326)	$(1,184,460)	$837,134

See Accompanying Notes to Financial Statements
96

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Implied Credit Spread at 12/31/09(5)	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	1.18%	USD	2,761,000	$67,105	$—	$67,105
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	1,710,000	(1,031,893)	(478,488)	(553,405)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	3,460,000	(2,087,925)	(1,056,159)	(1,031,766)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	3,435,000	(2,072,839)	(949,006)	(1,123,833)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	36.94%	USD	6,874,000	(4,148,091)	(953,052)	(3,195,039)
								$(9,273,643)	$(3,436,705)	$(5,836,938)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in the table above and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Net Assets — Unrealized appreciation*	$4,089,135
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	569,308
Credit contracts	Unrealized appreciation on swap agreements, net of upfront payments	6,716,688
Total Asset Derivatives		$11,375,131
Liability Derivatives
Interest rate contracts	Net Assets — Unrealized depreciation*	$245,987
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	148,460
Credit contracts	Unrealized depreciation on swap agreements, net of upfront payments	9,757,479
Total Liability Derivatives		$10,151,926

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
97

  PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Foreign exchange
contracts	$—	$(2,613,308)	$—	$—	$—	$(2,613,308)
Interest rate contracts	—	—	5,138,827	1,649,278	—	6,788,105
Credit contracts	(6,479,600)	—	—	32,321,265	4,056,000	29,897,665
Total	$(6,479,600)	$(2,613,308)	$5,138,827	$33,970,543	$4,056,000	$34,072,462

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Investments*	Forward Foreign Currency Contracts	Futures	Swaps	Written options	Total
Foreign exchange
contracts	$—	$2,717,418	$—	$—	$—	$2,717,418
Interest rate contracts	—	—	18,676,138	(1,803,696)	—	16,872,442
Credit contracts	—	—	—	(37,295,065)	—	(37,295,065)
Total	$—	$2,717,418	$18,676,138	$(39,098,761)	$—	$(17,705,205)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
98

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009

Principal Amount		Value
CERTIFICATES OF DEPOSIT: 6.4%
$14,000,000	BNP Paribas, 0.160%, due 01/29/10	$14,000,000
1,500,000	BNP Paribas, 0.220%, due 02/08/10	1,501,233
22,000,000	BNP Paribas, 0.270%, due 06/02/10	22,000,000
10,500,000	Natixis, 0.220%, due 01/14/10	10,500,000
16,000,000	Rabobank USA Financial Corp., 0.270%, due 06/02/10	16,000,000
3,000,000	Societe Generale, 0.300%, due 05/17/10	2,999,999
6,000,000	Svenska Handelsbanken AB, 0.240%, due 02/26/10	6,000,047
7,000,000	Toronoto Dominion Bank, 0.230%, due 05/19/10	7,002,677
4,400,000	Toronoto Dominion Bank, 0.300%, due 05/17/10	4,400,497
Total Certificates of Deposit (Cost $84,404,453 )		84,404,453
COMMERCIAL PAPER: 64.0%
7,500,000	ANZ National Bank Ltd., 0.390%, due 03/04/10	7,494,833
12,500,000	ANZ National Bank Ltd., 0.390%, due 03/22/10	12,489,167
6,000,000	ANZ National Bank Ltd., 0.700%, due 09/17/10	5,969,783
9,000,000	ASB Finance Ltd., 0.340%, due 05/06/10	8,989,375
2,000,000	ASB Finance Ltd., 0.430%, due 01/22/10	1,999,475
10,000,000	ASB Finance Ltd., 0.490%, due 02/26/10	9,992,222
526,000	Barton Capital, LLC, 0.180%, due 01/11/10	525,971
17,000,000	Barton Capital, LLC, 0.180%, due 02/12/10	16,996,430
10,000,000	Barton Capital, LLC, 0.210%, due 01/13/10	9,999,233
15,000,000	Barton Capital, LLC, 0.230%, due 01/22/10	14,997,900
6,000,000	Barton Capital, LLC, 0.240%, due 01/06/10	5,999,758
2,000,000	Barton Capital, LLC, 0.260%, due 01/14/10	1,999,798
3,250,000	BNP Paribas, 0.180%, due 02/18/10	3,249,220
2,500,000	BNP Paribas, 0.220%, due 04/13/10	2,498,442
800,000	Cafco, LLC, 0.160%, due 01/07/10	799,975
1,000,000	Cafco, LLC, 0.210%, due 03/19/10	999,551
25,500,000	Cafco, LLC, 0.290%, due 02/18/10	25,489,800
26,250,000	Cafco, LLC, 0.320%, due 06/14/10	26,211,867
750,000	CBA Del Finance, Inc., 0.300%, due 06/10/10	749,000
10,750,000	Ciesco, LLC, 0.250%, due 03/11/10	10,744,849

Principal Amount		Value
$16,250,000	Ciesco, LLC, 0.250%, due 03/16/10	$16,241,526
24,000,000	Ciesco, LLC, 0.330%, due 01/13/10	23,997,120
9,000,000	Concord Minutemen Capital Co., LLC, 0.440%, due 03/01/10	8,993,363
12,500,000	Concord Minutemen Capital Co., LLC, 0.800%, due 06/23/10	12,451,944
4,250,000	Concord Minutemen Capital Co., LLC, 0.900%, due 05/03/10	4,237,038
23,000,000	Concord Minutemen Capital Co., LLC, 0.980%, due 02/18/10	22,969,333
4,000,000	Crown Point Capital Co., 0.440%, due 03/01/10	3,997,050
12,500,000	Crown Point Capital Co., 0.800%, due 06/24/10	12,451,667
4,250,000	Crown Point Capital Co., 0.900%, due 05/03/10	4,237,038
5,500,000	Crown Point Capital Co., 0.950%, due 03/19/10	5,488,707
23,000,000	Crown Point Capital Co., 0.980%, due 02/17/10	22,969,972
2,000,000	Danske Corp., 0.190%, due 02/22/10	1,999,451
1,000,000	Danske Corp., 0.190%, due 03/01/10	999,680
17,500,000	Danske Corp., 0.200%, due 03/23/10	17,492,125
10,500,000	Dexia Del, LLC, 0.280%, due 01/29/10	10,497,591
10,500,000	Dexia Del, LLC, 0.290%, due 01/21/10	10,498,250
11,200,000	Edison Asset Securities, LLC, 0.210%, due 02/23/10	11,196,537
11,000,000	Edison Asset Securities, LLC, 0.260%, due 03/01/10	10,995,313
8,250,000	Edison Asset Securities, LLC, 0.290%, due 06/01/10	8,239,965
11,500,000	Edison Asset Securities, LLC, 0.320%, due 04/21/10	11,488,756
12,000,000	Edison Asset Securities, LLC, 0.350%, due 03/09/10	11,991,960
6,750,000	Jupiter, 0.150%, due 01/11/10	6,749,700
5,000,000	Jupiter, 0.150%, due 01/21/10	4,999,556
32,250,000	Jupiter, 0.160%, due 01/12/10	32,248,334
2,500,000	Jupiter, 0.160%, due 01/14/10	2,499,847
3,250,000	Jupiter, 0.170%, due 02/09/10	3,249,401
10,000,000	Natexis Banques Populaires US Finance Co, LLC, 0.900%, due 05/21/10	9,965,000
7,000,000	Old Line Funding, LLC, 0.170%, due 02/03/10	6,998,845
1,800,000	Old Line Funding, LLC, 0.180%, due 01/13/10	1,799,886
3,250,000	Old Line Funding, LLC, 0.190%, due 03/22/10	3,248,628
7,500,000	Old Line Funding, LLC, 0.310%, due 01/20/10	7,498,641
19,000,000	Old Line Funding, LLC, 0.340%, due 02/25/10	18,989,840

See Accompanying Notes to Financial Statements
99

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount		Value
COMMERCIAL PAPER (continued)
$10,000,000	Old Line Funding, LLC, 0.490%, due 02/18/10	$9,993,333
6,200,000	Park Avenue Receivables Corp., 0.140%, due 01/08/10	6,199,807
10,250,000	Park Avenue Receivables Corp., 0.150%, due 01/12/10	10,249,499
4,000,000	Park Avenue Receivables Corp., 0.150%, due 01/21/10	3,999,644
1,750,000	Park Avenue Receivables Corp., 0.160%, due 01/15/10	1,749,884
24,800,000	Park Avenue Receivables Corp., 0.160%, due 02/01/10	24,796,370
18,500,000	Royal Bank of Canada, 0.080%, due 01/22/10	18,499,137
9,000,000	Societe Generale, 0.230%, due 03/23/10	8,995,241
9,000,000	Societe Generale, 0.570%, due 05/21/10	8,980,050
8,000,000	Thunder Bay Funding, LLC, 0.170%, due 02/03/10	7,998,680
3,750,000	Thunder Bay Funding, LLC, 0.180%, due 02/08/10	3,749,248
13,250,000	Thunder Bay Funding, LLC, 0.200%, due 03/15/10	13,244,626
8,000,000	Thunder Bay Funding, LLC, 0.310%, due 02/02/10	7,997,724
9,000,000	Thunder Bay Funding, LLC, 0.340%, due 02/12/10	8,996,325
5,000,000	Thunder Bay Funding, LLC, 0.620%, due 01/20/10	4,998,285
16,750,000	Toyota Motor Credit Corp., 0.080%, due 01/08/10	16,749,707
12,000,000	Tulip Funding Corp., 0.160%, due 01/07/10	11,999,620
4,000,000	Tulip Funding Corp., 0.170%, due 01/13/10	3,999,760
5,000,000	Tulip Funding Corp., 0.180%, due 01/15/10	4,999,631
3,750,000	Tulip Funding Corp., 0.180%, due 01/19/10	3,749,653
19,157,000	Tulip Funding Corp., 0.200%, due 02/04/10	19,153,200
2,700,000	Variable Funding Capital Corp., 0.150%, due 01/29/10	2,699,664
11,000,000	Variable Funding Capital Corp., 0.160%, due 01/21/10	10,998,961
13,750,000	Variable Funding Capital Corp., 0.170%, due 02/09/10	13,747,468
21,750,000	Variable Funding Capital Corp., 0.170%, due 02/11/10	21,745,789
1,500,000	Westpac Banking Corp., 0.240%, due 02/16/10	1,499,521
750,000	Windmill Funding Corp., 0.180%, due 01/20/10	749,925
23,750,000	Windmill Funding Corp., 0.190%, due 02/08/10	23,745,237
21,000,000	Windmill Funding Corp., 0.210%, due 02/25/10	20,993,297
5,000,000	Windmill Funding Corp., 0.220%, due 01/05/10	4,999,844
19,500,000	Yorkstown Capital, LLC, 0.180%, due 02/17/10	19,495,418

Principal Amount			Value
$3,500,000		Yorkstown Capital, LLC, 0.190%, due 02/08/10	$3,499,261
4,000,000		Yorkstown Capital, LLC, 0.200%, due 04/12/10	3,997,756
21,500,000		Yorkstown Capital, LLC, 0.250%, due 02/11/10	21,493,634
Total Commercial Paper (Cost $850,643,912)			850,643,912
CORPORATE BONDS/NOTES: 7.3%
700,000	#	American Honda Finance Corp., 0.680%, due 02/05/10	700,252
3,250,000		Commonwealth Bank of Australia, 0.300%, due 01/05/10	3,250,002
19,000,000	#,C	Commonwealth Bank of Australia, 0.640%, due 01/05/11	19,000,000
5,390,000		Credit Suisse First Boston USA, Inc., 0.470%, due 08/15/10	5,393,278
5,500,000		Credit Suisse First Boston USA, Inc., 0.520%, due 01/15/10	5,500,596
1,750,000		Credit Suisse First Boston USA, Inc., 1.130%, due 08/15/10	1,790,412
3,000,000		Danske Corp., 0.770%, due 02/18/10	3,002,082
17,000,000		General Electric Capital Corp., 0.650%, due 06/09/10	17,050,288
4,500,000	#	Rabobank, 0.270%, due 12/16/10	4,500,000
2,000,000	#	Rabobank, 0.670%, due 05/19/10	2,003,392
2,750,000		Royal Bank of Canada, 0.280%, due 06/08/10	2,751,061
14,000,000	#	Svenska Handelsbanken AB, 0.310%, due 01/07/11	14,000,000
18,500,000CWestpac Banking Corp., 0.280%, due 01/28/11			18,500,000
Total Corporate Bonds/Notes (Cost $97,441,363)			97,441,363
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.5%
2,500,000		Federal Home Loan Banks, 0.470%, due 12/30/10	2,499,627
4,990,000		Federal Home Loan Mortgage Corporation, 0.180%, due 07/12/10	4,992,258
8,500,000		Federal Home Loan Mortgage Corporation, 0.360%, due 12/15/10	8,596,508
35,220,000		Federal Home Loan Mortgage Corporation, 0.560%, due 07/12/10	35,876,917
4,750,000		Federal Home Loan Mortgage Corporation, 0.580%, due 07/16/10	4,818,300
5,500,000		Federal Home Loan Mortgage Corporation, 0.690%, due 01/05/10	5,499,474

See Accompanying Notes to Financial Statements
100

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
$3,300,000		Federal National Mortgage Association, 0.360%, due 12/15/10	$3,438,146
750,000		Federal National Mortgage Association, 0.410%, due 09/16/10	755,793
1,750,000		Federal National Mortgage Association, 0.440%, due 06/15/10	1,803,072
5,000,000		Federal National Mortgage Association, 0.500%, due 05/20/10	5,035,878
Total U.S. Government Agency Obligations (Cost $73,315,973)			73,315,973
U.S. TREASURY OBLIGATIONS: 3.6%
20,000,000	L	United States Treasury Note, 0.400%, due 12/31/10	20,094,370
26,750,000	L	United States Treasury Note, 0.500%, due 01/15/11	27,788,605
Total U.S. Treasury Obligations ( Cost $47,882,975 )			47,882,975
REPURCHASE AGREEMENTS: 13.8%

183,580,000	Goldman Sachs Repurchase Agreement dated 12/31/09, 0.010%, due 01/04/10, $183,580,204 to be received upon repurchase (Collateralized by $187,699,000 various U.S. Government Agency Obligations, 2.000%-4.200%, Market Value plus accrued interest $187,251,693, due 03/22/13-12/10/15)	183,580,000
Total Repurchase Agreement ( Cost $183,580,000 )		183,580,000

Principal Amount			Value
SECURITIES LENDING COLLATERALcc: 2.3%
29,168,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(2)	$29,168,000
747,006	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(2)(3)	597,605
Total Securities Lending Collateral ( Cost $29,915,006 )			29,765,605

Total Investments in Securities (Cost $1,367,183,682)*	102.9%	$1,367,034,281
Other Assets and Liabilities - Net	(2.9)	(38,605,332)
Net Assets	100.0%	$1,328,428,949

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

(2)  Collateral received from brokers for securites lending was invested in these short-term investments.

(3)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(149,401)
Net Unrealized Depreciation	$(149,401)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Fund's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Certificate of Deposit	$—	$84,404,453	$—	$84,404,453
Commercial Paper	—	850,643,912	—	850,643,912
Corporate Bonds	—	97,441,363	—	97,441,363
U.S. Treasury Obligations	—	73,315,973	—	73,315,973
U.S. Government Agency Obligations	—	47,882,975	—	47,882,975
Repurchase Agreements	—	183,580,000	—	183,580,000
Securities Lending	29,168,000	—	597,605	29,765,605
Total Investments, at value	$29,168,000	$1,337,268,676	$597,605	$1,367,034,281

See Accompanying Notes to Financial Statements
101

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Securities Lending	$—	$—	$—	$—	$—	$—	$—	$—	$597,605	$—	$597,605
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$597,605	$—	$597,605

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Money market securities are valued using the amortized cost method, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the market value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

See Accompanying Notes to Financial Statements
102

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 97.4%
		Biotechnology: 0.5%
22,600	@	Millipore Corp.	$1,635,110
			1,635,110
		Building Materials: 0.5%
184,100		Asahi Glass Co. Ltd.	1,751,173
			1,751,173
		Commercial Services: 1.9%
54,000		Automatic Data Processing, Inc.	2,312,280
132,400	@	Convergys Corp.	1,423,300
52,200	@	SuccessFactors, Inc.	865,476
91,500		Western Union Co.	1,724,775
			6,325,831
		Computers: 21.0%
46,000		Accenture PLC	1,909,000
90,400	@	Apple, Inc.	19,061,744
52,500	@	Cognizant Technology Solutions Corp.	2,378,250
23,200	@	Compellent Technologies, Inc.	526,176
47,200	@	Computer Sciences Corp.	2,715,416
318,600	@	EMC Corp.	5,565,942
27,400	@	Fortinet, Inc.	481,418
106,800		Fujitsu Ltd.	692,962
211,700		Hewlett-Packard Co.	10,904,667
73,700		International Business Machines Corp.	9,647,330
38,900	@	Manhattan Associates, Inc.	934,767
105,000	@	NetApp, Inc.	3,610,950
69,800	@	Riverbed Technolgoy, Inc.	1,603,306
50,900	@	Sandisk Corp.	1,475,591
131,100		Seagate Technology, Inc.	2,384,709
53,100	@	Synopsys, Inc.	1,183,068
68,300	@	Teradata Corp.	2,146,669
55,400	@	Western Digital Corp.	2,445,910
			69,667,875
		Electrical Components & Equipment: 0.4%
384,400		Hitachi Ltd.	1,181,694
			1,181,694
		Electronics: 4.2%
69,300	@	Agilent Technologies, Inc.	2,153,151
52,900		Amphenol Corp.	2,442,922
45,200	@	Arrow Electronics, Inc.	1,338,372
174,070	L	AU Optronics Corp. ADR	2,087,099
23,900		Nidec Corp.	2,208,908
32,600	@	Thermo Fisher Scientific, Inc.	1,554,694
91,500	@	TTM Technologies, Inc.	1,054,995
108,000	@	Vishay Intertechnology, Inc.	901,800
			13,741,941
		Hand/Machine Tools: 0.4%
22,600		Disco Corp.	1,415,605
			1,415,605

Shares			Value
		Healthcare-Products: 2.0%
9,600		Alcon, Inc.	$1,577,760
33,300		Covidien PLC	1,594,737
77,000		Medtronic, Inc.	3,386,460
			6,558,957
		Home Furnishings: 0.4%
90,900		Matsushita Electric Industrial Co. Ltd.	1,308,633
			1,308,633
		Internet: 12.3%
19,900	@	Amazon.com, Inc.	2,676,948
83,700	@	AsiaInfo Holdings, Inc.	2,550,339
4,700	@	Baidu.com ADR	1,932,781
66,700	@	Blue Coat Systems, Inc.	1,903,618
193,900	@	eBay, Inc.	4,564,406
47,900	@	F5 Networks, Inc.	2,537,742
17,910	@	Google, Inc. - Class A	11,103,842
40,600	@	McAfee, Inc.	1,647,142
31,400	@,L	Netease.com ADR	1,180,954
23,300	@	Perfect World Co. Ltd. ADR	918,952
11,100	@	Priceline.com, Inc.	2,425,350
148,100	@	Symantec Corp.	2,649,509
266,400	@	Yahoo!, Inc.	4,470,192
			40,561,775
		Machinery-Diversified: 0.3%
72,600	@	Hollysys Automation Technologies Ltd.	871,926
			871,926
		Miscellaneous Manufacturing: 0.5%
157,500		Konica Minolta Holdings, Inc.	1,623,073
			1,623,073
		Pharmaceuticals: 1.0%
31,000		Novartis AG	1,692,887
95,000		Pfizer, Inc.	1,728,050
			3,420,937
		Semiconductors: 21.9%
701,100		Advanced Semiconductor Engineering, Inc.	629,304
110,200		Altera Corp.	2,493,826
347,000		Applied Materials, Inc.	4,837,180
720,400		ARM Holdings PLC	2,057,057
218,500		ASM Pacific Technology	2,065,843
47,900		ASML Holding NV	1,632,911
46,500	@	Avago Technologies Ltd.	850,485
177,500	@	Broadcom Corp.	5,582,375
60,500	@	Cavium Networks, Inc.	1,441,715
397,100		Intel Corp.	8,100,840
105,800		KLA-Tencor Corp.	3,825,728
119,200	@	Lam Research Corp.	4,673,832
232,300	@	Marvell Technology Group Ltd.	4,820,225
292,800	@	Micron Technology, Inc.	3,091,968
36,000	@	Netlogic Microsystems, Inc.	1,665,360
103,600	@	Novellus Systems, Inc.	2,418,024
122,200	@	Nvidia Corp.	2,282,696

See Accompanying Notes to Financial Statements
103

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
		Semiconductors (continued)
173,100	@	PMC - Sierra, Inc.	$1,499,046
82,600	@	QLogic Corp.	1,558,662
30	@	Rovi Corp.	956
3,600		Samsung Electronics Co. Ltd.	2,468,628
191,200		Siliconware Precision Industries Co. ADR	1,340,312
173,700		Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,987,128
173,600	@	Teradyne, Inc.	1,862,728
269,200		Texas Instruments, Inc.	7,015,352
92,200		Xilinx, Inc.	2,310,532
			72,512,713
		Software: 17.7%
120,000	@	Adobe Systems, Inc.	4,413,600
39,100	@	ArcSight, Inc.	1,000,178
142,300	@	Ariba, Inc.	1,781,596
55,200	@	Autodesk, Inc.	1,402,632
71,900	@	BMC Software, Inc.	2,883,190
63,900		CA, Inc.	1,435,194
114,000	@	Check Point Software Technologies	3,862,320
74,100	@	Citrix Systems, Inc.	3,083,301
71,700	@	Commvault Systems, Inc.	1,698,573
58,900	@	Electronic Arts, Inc.	1,045,475
64,300	@	Intuit, Inc.	1,974,653
25,400	@	Longtop Financial Technologies Ltd. ADR	940,308
374,300		Microsoft Corp.	11,412,406
59,700	@	Open Text Corp.	2,426,805
300,400		Oracle Corp.	7,371,816
67,200	@	Progress Software Corp.	1,962,912
80,500	@	Red Hat, Inc.	2,487,450
8,500		Software AG	926,314
82,700	@	Sybase, Inc.	3,589,180
34,900	@	Taleo Corp.	820,848
51,600	@	VMware, Inc.	2,186,808
			58,705,559
		Telecommunications: 12.4%
59,400	@	American Tower Corp.	2,566,674
32,900	@	Anaren, Inc.	495,145
90,800		AT&T, Inc.	2,545,124
47,800	@	Atheros Communications, Inc.	1,636,672
357,100	@	Cisco Systems, Inc.	8,548,974
138,000		Corning, Inc.	2,664,780
178,400	@	JDS Uniphase Corp.	1,471,800
116,000	@	Juniper Networks, Inc.	3,093,720
303,200	@	Motorola, Inc.	2,352,832
99,200		Nokia OYJ ADR	1,274,720
74,900	@	Polycom, Inc.	1,870,253
142,680		Qualcomm, Inc.	6,600,377
162,400	@	Tellabs, Inc.	922,432
72,800		Verizon Communications, Inc.	2,411,864
140,900		Vimpel-Communications OAO ADR	2,619,331
			41,074,698
Total Common Stock (Cost $262,750,174)			322,357,500

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateralcc: 0.8%
$2,201,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)	$2,201,000
396,801	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)	317,441
Total Short-Term Investments (Cost $2,597,801)			2,518,441

Total Investments in Securities (Cost $265,347,975)*	98.2%	$324,875,941
Other Assets and Liabilities - Net	1.8	6,047,189
Net Assets	100.0%	$330,923,130

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

1  Collateral received from brokers for securites lending was invested in these short-term investments.

2  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

I  Illiquid security

L  Loaned security, a portion or all of the security is on loan at December 31, 2009.

*  Cost for federal income tax purposes is $272,594,113.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$55,040,956
Gross Unrealized Depreciation	(2,759,128)
Net Unrealized Appreciation	$52,281,828

See Accompanying Notes to Financial Statements
104

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Biotechnology	$1,635,110	$—	$—	$1,635,110
Building Materials	—	1,751,173	—	1,751,173
Commercial Services	6,325,831	—	—	6,325,831
Computers	68,974,913	692,962	—	69,667,875
Electrical Components & Equipment	—	1,181,694	—	1,181,694
Electronics	11,533,033	2,208,908	—	13,741,941
Hand/Machine Tools	—	1,415,605	—	1,415,605
Healthcare-Products	6,558,957	—	—	6,558,957
Home Furnishings	—	1,308,633	—	1,308,633
Internet	39,642,823	918,952	—	40,561,775
Machinery-Diversified	871,926	—	—	871,926
Miscellaneous Manufacturing	—	1,623,073	—	1,623,073
Pharmaceuticals	1,728,050	1,692,887	—	3,420,937
Semiconductors	65,291,881	7,220,832	—	72,512,713
Software	57,779,245	926,314	—	58,705,559
Telecommunications	41,074,698	—	—	41,074,698
Total Common Stock	301,416,467	20,941,033	—	322,357,500
Short-Term Investments	2,201,000	—	317,441	2,518,441
Total Investments, at value	$303,617,467	$20,941,033	$317,441	$324,875,941
Other Financial Instruments+:
Forward foreign currency contracts	—	283,232	—	283,232
Total Assets	$303,617,467	$21,224,265	$317,441	$325,159,173

The following is a reconciliation of the fair valuations using significant unobervable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/08	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/09
Asset Table
Investments, at value
Short-Term Investments	$—	$—	$—	$—	$—	$—	$—	$—	$317,441	$—	$317,441
Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$317,441	$—	$317,441

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are catagorized as Level 2 investments.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements
105

ING BLACKROCK SCIENCE AND   PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2009 (CONTINUED)

At December 31, 2009 the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Swiss Franc CHF 1,472,000	SELL	01/27/10	USD 1,459,177	1,423,213	$35,964
Swiss Franc CHF 32,000	SELL	01/27/10	31,496	30,939	557
EU Euro EUR 127,000	SELL	01/27/10	190,809	182,056	8,753
EU Euro EUR 460,000	SELL	01/27/10	686,902	659,415	27,487
British Pound GBP 765,000	SELL	01/27/10	1,253,967	1,235,426	18,541
British Pound GBP 101,000	SELL	01/27/10	166,570	163,109	3,461
Hong Kong Sar Dollar HKD 410,000	SELL	01/27/10	52,935	52,891	44
Japanese Yen JPY 635,256,000	SELL	01/27/10	6,961,526	6,821,798	139,728
Japanese Yen JPY 102,139,500	SELL	01/27/10	1,145,538	1,096,841	48,697
					$283,232

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$283,232
Total Asset Derivatives		$283,232

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2009 was as follows:

  Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts
Foreign exchange contracts	$(836,657)
Total	$(836,657)

  Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under FASB ASC 815	Forward Foreign Currency Contracts
Foreign exchange contracts	$885,076
Total	$885,076

See Accompanying Notes to Financial Statements
106

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount
ING Balanced Portfolio
Class ADV	NII	$0.3525
Class I	NII	$0.4346
Class S	NII	$0.4036
Class S2	NII	$0.4346
ING Growth and Income Portfolio
Class ADV	NII	$0.1966
Class I	NII	$0.2618
Class S	NII	$0.2269
Class S2	NII	$0.0883
ING Small Company Portfolio
Class ADV	NII	$0.0792
Class I	NII	$0.0813
Class S	NII	$0.0712
Class S2	NII	$0.0813
Fund Name	Type	Per Share Amount
ING Opportunistic LargeCap Portfolio
Class ADV	NII	$0.2103
Class I	NII	$0.2811
Class S	NII	$0.2472
ING Intermediate Bond Portfolio
Class ADV	NII	$0.7316
Class I	NII	$0.7858
Class S	NII	$0.7281
Class S2	NII	$0.7676
ING Money Market Portfolio
Class I	NII	$0.0028
Class I	STCG	$0.0005

NII — Net investment income
STCG — Short-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	36.76%
ING Growth and Income Portfolio	100.00%
ING Small Company Portfolio	100.00%
ING Opportunistic LargeCap Portfolio	100.00%
ING Intermediate Bond Portfolio	0.04%

For the year ended December 31, 2009, the following are percentages of ordinary income dividends paid by the Portfolios that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Growth and Income Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

107

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Registrants, as defined in the 1940 Act, is an independent director/trustee ("Non-Interested Director/Trustee"). The Directors/Trustees of the Registrants are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held With the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Director/Trustee(2)	Other Directorships Held by Director/Trustee
Independent Directors/Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director/Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director/Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director/Trustee	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director/Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	42	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director/Trustee	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008)	42	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 59	Director/Trustee	January 2009 - Present	President, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006).	42	None.

108

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)(CONTINUED)

Name, Address and Age	Position(s) Held With the Registrants	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Complex Overseen by Director/Trustee(2)	Other Directorships Held by Director/Trustee
Directors/Trustees who are "Interested Persons:"

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director/Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

109

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)(CONTINUED)

Name, Address and Age	Position(s) Held With Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

110

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)(CONTINUED)

Name, Address and Age	Position(s) Held With Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

111

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and, collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2010, followed by specific considerations with respect to each Fund covered by this report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP,

112

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant's findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the "Global Transition") that is expected to provide the benefits of centralized and collaborative operations to ING's asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases,

113

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Advisor and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Funds, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Portfolio, are set forth below under "Portfolio-by-Portfolio Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Portfolio-by-Portfolio Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the

114

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2010, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being

115

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2009 and the management fees and expense data described below are as of June 30, 2009.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that the Portfolio underperformed its Morningstar category median for all periods presented. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio outperformed the Composite Benchmark for the most recent calendar quarter and year-to-date periods but underperformed for the one-year, three year and five-year periods. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, in the fourth quintile for the three-year and five-year periods and in the fifth quintile for the year-to-date and one-year periods. The Board noted that the Sub-Adviser took efforts to refine the quantitative-based model for selecting stocks for the equity component of the Portfolio based on dynamic factor weightings during 2009 and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy CIO of IIM Europe will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager for each of the fixed income and equity components of the Portfolio during the first part of 2009. Lastly, management has represented to the Board that a full proposal relating to actions, which may include a reorganization or strategy change, to be taken to address the long-term viability of the Portfolio will be presented to the Board during the first part of 2010. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, three-year and five-year periods but underperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and five-year period, in the third quintile for the three-year period, in the fifth quintile for the year-to-date period and in the fourth quintile for the one-year period. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group. Additionally, the Board noted that in April 2008, ING Blackrock Technology Portfolio merged with and into the Portfolio, and, in connection with the merger, the Adviser agreed to implement a lower expense cap for the Portfolio, which resulted in a management fee waiver of .03 of 1% (three basis points) of the Portfolio's average net assets.

ING Opportunistic LargeCap Portfolio

In evaluating the investment performance of ING Opportunistic LargeCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its benchmark index for the one-year and three-year periods but underperformed for the most recent calendar quarter, year-to-date and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, one-year, three-year and five-year periods and in the fifth quintile for the year-to-date period. The Board further noted that in November 2007 the Portfolio transitioned to a quantitative, opportunistic large-cap growth strategy and that the model used in implementing the strategy has been refined throughout 2008 and 2009. The Board also considered that prior to May 2009, the Portfolio was managed with a "value" orientation

116

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and that in connection with the merger of ING Opportunistic Large-Cap Growth Portfolio with and into the Portfolio, the orientation of the Portfolio was shifted to a "core" investment focus. Lastly, the Board noted that management has represented to the Board that a full proposal relating to actions to be taken to address the long-term viability of the Portfolio, which may include a shift in the manner in which the Sub-Adviser selects securities for the Fund's portfolio from a quantitative methodology to a fundamental methodology, will be presented to the Board in the first part of 2010. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Opportunistic LargeCap Portfolio, the Board noted that the management fee for the Portfolio is above the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-year, three-year and five-year periods, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its benchmark index for the year-to-date, one-year, three year and five-year periods but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the year-to-date, one-year, three-year and five-year periods and in the third quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Portfolio outperformed its benchmark index for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the three-year and five-year periods, in the third quintile for the most recent calendar quarter and one-year period and in the fourth quintile for the year-to-date period. The Board concluded that the performance of the Portfolio is satisfactory over the long-term.

In assessing the reasonableness of the management fee and expense ratio for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter and year-to-date periods but underperformed for the one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the fourth quintile for the year-to-date and five-year periods and in the fifth quintile for the one-year and three-year periods. The Board noted that in July 2008 the Sub-Adviser implemented a realignment of its fixed income portfolio management and research team in an effort to maximize fixed income research capabilities to better position the Portfolio for investment opportunities. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager to the Portfolio in January 2009 and that under the direction of the new portfolio manager the Sub-Adviser has significantly reduced the amount of risk in the Portfolio, while also achieving recent improvements in performance. The Board concluded that appropriate actions are being taken to improve the performance of the Portfolio and that additional time is needed to evaluate the effectiveness of these actions.

117

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for the three-year and five-year periods and in the second quintile for the most recent calendar quarter, year-to-date and one-year periods. In assessing the performance of the Portfolio, the Board noted that in response to the extreme volatility throughout 2009 the Sub-Adviser voluntarily chose to reduce the level of risk in the Portfolio by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury. The Board also noted that throughout 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Portfolio to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board also noted that during 2009 the Adviser and its affiliates provided credit support with respect to certain impaired securities held by the Portfolio, which minimized deviations between the Portfolio's market-based and amortized cost-based net asset value per share during tumultuous market conditions.

118

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public
Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-ACAPAPALL  (1209-021710)

Annual Report

December 31, 2009

Classes I and S

Domestic Equity Index Portfolios

■	ING Index Plus LargeCap Portfolio

■	ING Index Plus MidCap Portfolio

■	ING Index Plus SmallCap Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)

The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)	The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)

The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)

The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)	The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)	The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)	The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Portfolio Manager, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 23.20% compared to the S&P 500® Index, which returned 26.46% for the same period.

Portfolio Specifics: We came into 2009 with an overweight in valuation factors, which worked until the middle of January and then detracted for the rest of the first quarter, hurting returns. The first half of the year contributed the most to the Portfolio’s underperformance. The Portfolio stabilized a little during the second half of the year posting positive returns.

Underperformance in market recognition factors including price momentum and analyst estimate revisions were the main drivers of underperformance. This underperformance was most severe in March and April and again in July and August. Quality factors also detracted from performance during the first three quarters of 2009. Of note, return on equity and return on assets acted as a drag. Free cash flow to net income was an exception within the quality buckets as it performed well

Sector allocation helped results for the 12-month period, but was overcome by negative security selection. Underweight positions in consumer staples, energy and healthcare helped as these sectors lagged the broader market rally. An overweight in technology, which was the strongest sector, also added to returns but was erased by negative security selection in that sector.

Security selection further detracted from returns among such sectors as financials, consumer discretionary and industrials. Security selection in consumer staples and energy partially offset these losses.

On an individual security level, overweight positions in General Electric Co., Hudson City Bancorp, Inc., and an underweight position in Freeport-McMoran Copper & Gold, Inc. were significant detractors. In contrast, an underweight position in Citigroup, Inc., and overweight positions in International Business Machines Corp., and National Oilwell Varco, Inc. helped.

Current Strategy and Outlook: This quantitatively driven large-cap strategy applies a proprietary ranking process to detect unrecognized value in stocks of companies that we believe can be expected to outperform the market averages because of their strong business fundamentals. Our analysis positions the Portfolio to capitalize on what we believe are high-quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the period, the Portfolio was overweight information technology and industrials and underweight consumer staples and energy.

*	Effective January 13, 2009, Mr. Aguilar was removed as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Microsoft Corp.	2.9%
Procter & Gamble Co.	2.7%
AT&T, Inc.	2.6%
International Business Machines Corp.	2.6%
Pfizer, Inc.	2.5%
ExxonMobil Corp.	2.4%
JPMorgan Chase & Co.	2.3%
General Electric Co.	2.2%
Hewlett-Packard Co.	2.1%
Apple, Inc.	1.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I.

Portfolio holdings are subject to change daily.

4

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	23.20%	(0.38)%	(1.72)%	—
Class S	23.01%	(0.62)%	—	0.05%
S&P 500® Index(1)	26.46%	0.42%	(0.95)%	0.95	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1)(“S&P MidCap 400 Index”), while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 31.71% compared to the S&P MidCap 400 Index, which returned 37.38% for the same period.

Portfolio Specifics: We came into 2009 with an overweight in valuation factors, which worked well until the middle of January. However, this reversed performance for the rest of the quarter and hurt returns.

Underperformance in market recognition factors, including price momentum and analyst estimate revisions, were the main drivers of underperformers in 2009. This underperformance was most severe in March and April and again in July and August. Quality factors also detracted from performance during the first three quarters of 2009. Return on equity and return on assets hurt results. Free cash flow to net income was an exception within the quality buckets as it performed well. Valuation factors helped as deep value factors including price-to-book and price-to-cash benefited performance.

Sector allocation was slightly positive for the period. Underweight positions in healthcare and utilities, and an overweight position in technology added to returns. Conversely, underweight positions in materials and energy detracted from performance, and offset some of these gains. Security selection in consumer discretionary, industrials, energy and financials detracted from results. Favorable security selection in materials partially offset these losses.

On an individual security basis, underweight positions in CarMax, Inc., United Rentals, Inc. and an overweight position in Protective Life Corp. acted as a drag. In contrast, an underweight position in Synovus Financial Corp., and overweight positions in Tech Data Corp., and CommScope, Inc. helped.

Current Strategy and Outlook: The Portfolio’s quantitatively driven mid-cap strategy applies a proprietary ranking process to detect unrecognized value in stocks of companies that we expect to outperform the market averages because of what we believe are their strong business fundamentals. Our analysis positions the Portfolio to capitalize on what we believe are high-quality companies with superior business momentum, strong earnings and attractive valuations.

The Portfolio is currently overweight in the consumer discretionary and materials sector and underweight in the healthcare, consumer staples, and utilities sectors.

*	Effective January 13, 2009, Mr. Aguilar was removed as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

New York Community Bancorp., Inc.	1.2%
Everest Re Group Ltd.	1.0%
NSTAR	1.0%
Dollar Tree, Inc.	1.0%
Reinsurance Group of America, Inc.	0.9%
URS Corp.	0.9%
Advance Auto Parts, Inc.	0.9%
Ralcorp Holdings, Inc.	0.9%
Southern Union Co.	0.9%
Pentair, Inc.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	31.71%	1.08%	5.41%	—
Class S	31.47%	0.83%	—	4.22%
S&P MidCap 400 Index(1)	37.38%	3.27%	6.36%	5.63	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

7

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1)(“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 24.85% compared to the S&P SmallCap 600 Index, which returned 25.57% for the same period.

Portfolio Review: The Portfolio began the year with an overweight in valuation, which worked well in January, and then reversed performance for the rest of the quarter.

Underperformance in market recognition, such as price momentum and analyst estimate revisions, were the main drivers of underperformance. This underperformance was most severe in March and April and again in July and August. Quality factors also detracted from performance during the first three quarters of 2009. Notable drags included return on equity and return on assets. Free cash flow to net income was an exception among the quality factors, in that it performed well. The Portfolio’s valuation overweight suffered due to its focus on quality. It was overweight high quality, value factors including free cash flow to price, rather than deep value factors such as price-to-book and price-to-cash, which saw the steepest recoveries. Ultimately, our stress on high quality meant that the Portfolio did not reap the entire benefit of the valuation bounce-back.

Sector allocation added to returns. Overweight positions in information technology and consumer discretionary were beneficial. An underweight in utilities also added to performance. Our position in financials, which was almost equal to the benchmark, was unfavorable as financials was the second worst performing sector in the benchmark.

Security selection detracted from returns. Selection in consumer discretionary and energy acted as notable drags. These losses were partially offset by favorable security selection in materials, information technology and financials.

On an individual security basis, overweight positions in First Midwest Bancorp, Inc., NCI Building Systems, Inc. and Nara Bancorp., Inc. hurt returns. In contrast, overweight positions in Schweitzer-Mauduit International, Inc. and Micros Systems, Inc., and an underweight position in First Commonwealth Financial Corp., helped results.

Current Strategy and Outlook: The Portfolio’s quantitatively driven small-cap strategy applies a proprietary ranking process to detect unrecognized value in stocks of companies that we expect to outperform the market averages because of what we believe are their strong business fundamentals. Our analysis positions the Portfolio to capitalize on what we believe are high-quality companies with superior business momentum, strong earnings and attractive valuations.

At the end of the period, the Portfolio was overweight consumer discretionary and materials, and underweight industrials and financials.

*	Effective January 13, 2009, Mr. Aguilar was removed as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Mednax, Inc.	1.0%
Skyworks Solutions, Inc.	0.8%
Oil States International, Inc.	0.8%
Prosperity Bancshares, Inc.	0.8%
Tractor Supply Co.	0.8%
Rock-Tenn Co.	0.8%
Magellan Health Services, Inc.	0.8%
EMCOR Group, Inc.	0.8%
ProAssurance Corp.	0.8%
Amedisys, Inc.	0.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

8

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	24.85%	(0.97)%	4.45%	—
Class S	24.65%	(1.21)%	—	3.88%
S&P SmallCap 600 Index(1)	25.57%	1.36%	6.35%	5.63	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
(2)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
ING Index Plus LargeCap Portfolio
Class I	$1,000.00	$1,215.30	0.45%	$2.51	$1,000.00	$1,022.94	0.45%	$2.29
Class S	1,000.00	1,214.80	0.70	3.91	1,000.00	1,021.68	0.70	3.57
ING Index Plus MidCap Portfolio
Class I	$1,000.00	$1,253.70	0.52%	$2.95	$1,000.00	$1,022.58	0.52%	$2.65
Class S	1,000.00	1,253.20	0.77	4.37	1,000.00	1,021.32	0.77	3.92
ING Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,242.70	0.52%	$2.94	$1,000.00	$1,022.58	0.52%	$2.65
Class S	1,000.00	1,241.60	0.77	4.35	1,000.00	1,021.32	0.77	3.92

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Plus LargeCap Portfolio (formerly, ING VP Index Plus LargeCap Portfolio), ING Index Plus MidCap Portfolio (formerly, ING VP Index Plus MidCap Portfolio), and ING Index Plus SmallCap Portfolio (formerly, ING VP Index Plus SmallCap Portfolio), each a series of ING Variable Portfolios, Inc., as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 19, 2010

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$839,479,203	$632,330,383	$291,528,951
Short-term investments at value**	2,504,042	16,598,954	18,683,413
Short-term investments in affiliated underlying funds***	22,185,000	16,825,000	8,617,000
Cash	460	—	51
Cash collateral for futures	1,748,850	1,234,775	505,438
Receivables:
Investment securities sold	—	2,135,698	—
Fund shares sold	283,759	—	454,885
Dividends and interest	1,250,862	637,712	249,302
Prepaid expenses	20,138	14,980	6,948

Total assets	867,472,314	669,777,502	320,045,988

LIABILITIES:
Payable for fund shares redeemed	769,320	832,333	175,871
Payable upon receipt of securities loaned	2,825,803	17,169,192	18,969,266
Payable to affiliates	335,501	277,158	134,464
Payable to custodian due to bank overdraft	—	155,631	—
Payable for directors fees	79,845	52,337	29,435
Other accrued expenses and liabilities	189,115	149,845	87,861

Total liabilities	4,199,584	18,636,496	19,396,897

NET ASSETS	$863,272,730	$651,141,006	$300,649,091

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,227,315,943	$877,900,704	$464,792,022
Undistributed net investment income	15,880,790	6,897,927	1,978,110
Accumulated net realized loss on investments and futures	(469,644,727)	(302,374,025)	(193,856,593)
Net unrealized appreciation on investments and futures	89,720,724	68,716,400	27,735,552

NET ASSETS	$863,272,730	$651,141,006	$300,649,091

+ Including securities loaned at value	$2,777,793	$16,643,593	$18,040,348
* Cost of investments in securities	$749,480,442	$563,397,632	$263,793,233
** Cost of short-term investments	$2,825,803	$17,169,192	$18,969,266
*** Cost of short-term investments in affiliated underlying funds	$22,185,000	$16,825,000	$8,617,000

Class I:
Net assets	$678,611,835	$512,162,844	$197,476,171
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	54,633,952	39,854,920	17,139,812
Net asset value and redemption price per share	$12.42	$12.85	$11.52
Class S:
Net assets	$184,660,895	$138,978,162	$103,172,920
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	14,982,482	10,929,154	9,043,785
Net asset value and redemption price per share	$12.33	$12.72	$11.41

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$19,566,522	$10,640,240	$3,593,808
Interest	133	332	—
Securities lending income, net	532,466	292,564	342,474

Total investment income	20,099,121	10,933,136	3,936,282

EXPENSES:
Investment management fees	2,858,938	2,313,667	1,112,997
Distribution and service fees	429,890	308,988	227,796
Transfer agent fees	1,912	1,695	1,130
Administrative service fees	449,249	318,119	153,032
Shareholder reporting expense	107,047	103,806	30,035
Registration fees	729	411	257
Professional fees	19,446	57,903	34,342
Custody and accounting expense	68,768	54,823	37,738
Directors fees	87,698	61,844	29,217
Miscellaneous expense	116,526	69,732	40,609
Interest expense	1,869	73	206

Total expenses	4,142,072	3,291,061	1,667,359
Net waived and reimbursed fees	(5,862)	(7,915)	(4,126)

Net expenses	4,136,210	3,283,146	1,663,233

Net investment income	15,962,911	7,649,990	2,273,049

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	(100,488,971)	(128,425,259)	(74,461,550)
Futures	3,139,203	3,494,009	2,645,298

Net realized loss on investments and futures	(97,349,768)	(124,931,250)	(71,816,252)

Net change in unrealized appreciation or depreciation on:
Investments	254,643,492	281,845,020	133,195,609
Futures	(232,233)	(373,265)	(75,022)

Net change in unrealized appreciation or depreciation on investments and futures	254,411,259	281,471,755	133,120,587

Net realized and unrealized gain on investments and futures	157,061,491	156,540,505	61,304,335

Increase in net assets resulting from operations	$173,024,402	$164,190,495	$63,577,384

* Foreign taxes withheld	$1	$—	$835
(1) Dividends from affiliates	$18,009	$24,739	$12,651

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Portfolio		ING Index Plus MidCap Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$15,962,911	$26,863,703	$7,649,990	$10,508,459
Net realized loss on investments and futures	(97,349,768)	(359,254,975)	(124,931,250)	(171,579,849)
Net change in unrealized appreciation or depreciation on investments and futures	254,411,259	(298,275,881)	281,471,755	(229,635,499)

Increase (decrease) in net assets resulting from operations	173,024,402	(630,667,153)	164,190,495	(390,706,889)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(21,659,223)	(36,524,688)	(8,141,405)	(11,952,630)
Class S	(5,041,109)	(5,640,026)	(1,755,366)	(2,200,936)
Net realized gains:
Class I	—	(128,358,189)	—	(112,082,941)
Class S	—	(21,899,099)	—	(26,411,236)

Total distributions	(26,700,332)	(192,422,002)	(9,896,771)	(152,647,743)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,792,590	365,179,995	20,942,249	114,639,139
Reinvestment of distributions	26,700,332	192,422,002	9,896,771	152,647,743

	48,492,922	557,601,997	30,839,020	267,286,882
Cost of shares redeemed	(197,222,557)	(1,512,259,207)	(105,802,404)	(575,777,856)

Net decrease in net assets resulting from capital share transactions	(148,729,635)	(954,657,210)	(74,963,384)	(308,490,974)

Net increase (decrease) in net assets	(2,405,565)	(1,777,746,365)	79,330,340	(851,845,606)

NET ASSETS:
Beginning of year	865,678,295	2,643,424,660	571,810,666	1,423,656,272

End of year	$863,272,730	$865,678,295	$651,141,006	$571,810,666

Undistributed net investment income at end of year	$15,880,790	$26,695,514	$6,897,927	$9,893,675

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Portfolio
	Year Ended December 31, 2009	Year Ended December 31, 2008
FROM OPERATIONS:
Net investment income	$2,273,049	$5,475,352
Net realized loss on investments and futures	(71,816,252)	(114,398,924)
Net change in unrealized appreciation or depreciation on investments and futures	133,120,587	(73,817,310)

Increase (decrease) in net assets resulting from operations	63,577,384	(182,740,882)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(3,679,023)	(4,491,258)
Class S	(1,395,586)	(934,827)
Net realized gains:
Class I	—	(30,586,826)
Class S	—	(9,757,114)

Total distributions	(5,074,609)	(45,770,025)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,733,517	102,067,744
Reinvestment of distributions	5,074,609	45,770,025

	21,808,126	147,837,769
Cost of shares redeemed	(77,225,953)	(442,222,983)

Net decrease in net assets resulting from capital share transactions	(55,417,827)	(294,385,214)

Net increase (decrease) in net assets	3,084,948	(522,896,121)

NET ASSETS:
Beginning of year	297,564,143	820,460,264

End of year	$300,649,091	$297,564,143

Undistributed net investment income at end of year	$1,978,110	$5,073,760

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		`Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Portfolio
Class I
12-31-09	10.44	0.21	•	2.12	2.33	0.35	—	—	0.35	12.42	23.20		0.45	0.45	†	0.45	†	2.01	†	678,612	142
12-31-08	18.13	0.25	•	(6.57)	(6.32)	0.30	1.07	—	1.37	10.44	(37.21)		0.47	0.47	†	0.47	†	1.70	†	680,918	175
12-31-07	17.48	0.29	•	0.58	0.87	0.22	—	—	0.22	18.13	5.03	††	0.44	0.44	†	0.44	†	1.62	†	2,323,707	121
12-31-06	15.42	0.23	•	2.00	2.23	0.17	—	—	0.17	17.48	14.58		0.43	0.43	†	0.43	†	1.46	†	2,352,193	128
12-31-05	14.82	0.19	•	0.60	0.79	0.19	—	—	0.19	15.42	5.38		0.45	0.45		0.45		1.30		1,389,139	89
Class S
12-31-09	10.34	0.18	•	2.12	2.30	0.31	—	—	0.31	12.33	23.01		0.70	0.70	†	0.70	†	1.76	†	184,661	142
12-31-08	17.99	0.21	•	(6.51)	(6.30)	0.28	1.07	—	1.35	10.34	(37.40)		0.72	0.72	†	0.72	†	1.53	†	184,760	175
12-31-07	17.32	0.25	•	0.57	0.82	0.15	—	—	0.15	17.99	4.77	††	0.69	0.69	†	0.69	†	1.38	†	319,717	121
12-31-06	15.30	0.18	•	1.99	2.17	0.15	—	—	0.15	17.32	14.28		0.68	0.68	†	0.68	†	1.13	†	209,440	128
12-31-05	14.73	0.16	•	0.59	0.75	0.18	—	—	0.18	15.30	5.15		0.70	0.70		0.70		1.10		557,134	89

ING Index Plus MidCap Portfolio
Class I
12-31-09	9.94	0.15	•	2.95	3.10	0.19	—	—	0.19	12.85	31.71		0.52	0.52	†	0.52	†	1.38	†	512,163	132
12-31-08	18.33	0.22		(6.37)	(6.15)	0.22	2.02	—	2.24	9.94	(37.56)		0.52	0.52	†	0.52	†	1.14	†	447,503	113
12-31-07	18.89	0.21		0.83	1.04	0.15	1.45	—	1.60	18.33	5.50	††	0.49	0.49	†	0.49	†	1.06	†	1,177,708	127
12-31-06	18.69	0.17	•	1.57	1.74	0.12	1.42	—	1.54	18.89	9.44		0.49	0.49	†	0.49	†	0.92	†	1,148,074	84
12-31-05	18.16	0.16	•	1.77	1.93	0.09	1.31	—	1.40	18.69	11.14		0.49	0.49		0.49		0.87		844,703	100
Class S
12-31-09	9.82	0.12	•	2.93	3.05	0.15	—	—	0.15	12.72	31.47		0.77	0.77	†	0.77	†	1.13	†	138,978	132
12-31-08	18.13	0.14		(6.26)	(6.12)	0.17	2.02	—	2.19	9.82	(37.73)		0.77	0.77	†	0.77	†	0.91	†	124,308	113
12-31-07	18.69	0.15		0.84	0.99	0.10	1.45	—	1.55	18.13	5.26	††	0.74	0.74	†	0.74	†	0.81	†	245,948	127
12-31-06	18.53	0.12		1.55	1.67	0.09	1.42	—	1.51	18.69	9.12		0.74	0.74	†	0.74	†	0.63	†	227,616	84
12-31-05	18.05	0.11	•	1.75	1.86	0.07	1.31	—	1.38	18.53	10.84		0.74	0.74		0.74		0.62		278,554	100

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus SmallCap Portfolio
Class I
12-31-09	9.41	0.09	•	2.20	2.29	0.18	—	—	0.18	11.52	24.85	0.52	0.52	†	0.52	†	0.90	†	197,476	98
12-31-08	15.19	0.14	•	(4.97)	(4.83)	0.12	0.83	—	0.95	9.41	(33.58)	0.52	0.52	†	0.52	†	1.10	†	201,978	100
12-31-07	17.99	0.12		(1.07)	(0.95)	0.08	1.77	—	1.85	15.19	(6.22)	0.49	0.49	†	0.49	†	0.67	†	638,474	126
12-31-06	16.68	0.09	•	2.20	2.29	0.07	0.91	—	0.98	17.99	13.82	0.49	0.49	†	0.49	†	0.52	†	745,115	93
12-31-05	16.39	0.11	•	1.09	1.20	0.05	0.86	—	0.91	16.68	7.62	0.49	0.49		0.49		0.66		378,121	71
Class S
12-31-09	9.30	0.06	•	2.19	2.25	0.14	—	—	0.14	11.41	24.65	0.77	0.77	†	0.77	†	0.65	†	103,173	98
12-31-08	15.01	0.13		(4.93)	(4.80)	0.08	0.83	—	0.91	9.30	(33.73)	0.77	0.77	†	0.77	†	0.87	†	95,586	100
12-31-07	17.79	0.07		(1.06)	(0.99)	0.02	1.77	—	1.79	15.01	(6.49)	0.74	0.74	†	0.74	†	0.42	†	181,986	126
12-31-06	16.53	0.04	•	2.18	2.22	0.05	0.91	—	0.96	17.79	13.48	0.74	0.74	†	0.74	†	0.25	†	204,246	93
12-31-05	16.28	0.07	•	1.08	1.15	0.04	0.86	—	0.90	16.53	7.36	0.74	0.74		0.74		0.43		333,092	71

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(2)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or less ratio (Note 4).
††	There was no impact on total return due to payment by affiliate in 2007.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company.

ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are twenty active separate investment series that comprise the Company. The three series (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING Index Plus LargeCap Portfolio (“Index Plus LargeCap”), ING Index Plus MidCap Portfolio (“Index Plus MidCap”), and ING Index Plus SmallCap Portfolio (“Index Plus SmallCap”).

The Company is authorized to offer three share classes of the Portfolios, referred to as Class I, Class S and Service 2 Class (“Class S2”); however the Portfolios do not currently offer all classes. The classes differ principally in the applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent directors) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular Portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including other series of the Company under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the sub-adviser to the Portfolios. ING Funds Distributor, LLC (the “Distributor” or ”IFD”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value. Investments in open-end mutual funds are valued at net asset value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets,

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurements entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, Disclosure about Derivative Instruments and Hedging Activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments is also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S.

companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Risk Exposures and the use of Derivative Instruments. Each Portfolio’s investment objectives permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.	Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2009, each Portfolio has purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities.

During the year ended December 31, 2009, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average market values on futures contracts purchased of $16,348,870, $16,133,840 and $3,491,800, respectively.

F.	Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex- dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.

Securities Lending. Each Portfolio has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.

Illiquid and Restricted Securities. Each Portfolio may not invest more than 10% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. Each Portfolio may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

based upon their fair value, as defined in the Act, determined under procedures approved by the Board.

K.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$1,137,598,081	$1,297,953,793
Index Plus MidCap	744,426,592	819,840,583
Index Plus SmallCap	266,587,732	325,611,365

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Index Plus LargeCap	0.35%
Index Plus MidCap	0.40%
Index Plus SmallCap	0.40%

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended

December 31, 2009, the Investment Adviser for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $5,862, $7,915, and $4,126 of such management fees, respectively. These fees are not subject to recoupment.

Pursuant to the Administration Agreement, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION FEES

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$255,989	$40,334	$39,178	$335,501
Index Plus MidCap	217,874	30,069	29,215	277,158
Index Plus SmallCap	99,437	13,720	21,307	134,464

At December 31, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Index Plus LargeCap Portfolio (74.98%); Index Plus MidCap Portfolio (74.08%); Index Plus SmallCap Portfolio (58.00%)

ING USA Annuity and Life Insurance Company — Index Plus LargeCap Portfolio (20.30%); Index Plus MidCap Portfolio (19.84%); Index Plus SmallCap Portfolio (31.67%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “Notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreement”) with each of the Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2009, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other portfolios managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor of a Portfolio to which a loan is made. Prior to December 16, 2009, the Portfolios to which the line of credit was available paid a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount. On December 16, 2009, the Credit Agreement was revised so that the Portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. Each Portfolio utilized the line of credit during the year ended December 31, 2009:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Index Plus LargeCap	22	$2,650,000	1.17%
Index Plus MidCap	3	736,667	1.20
Index Plus SmallCap	6	1,054,167	1.19

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Plus LargeCap
Class I
12-31-09	1,901,733	2,226,025	(14,739,250)	(10,611,492)	19,828,585	21,659,223	(159,673,773)	(118,185,965)
12-31-08	18,229,336	10,840,426	(92,001,496)	(62,931,734)	282,508,457	164,882,876	(1,413,077,540)	(965,686,207)
Class S
12-31-09	182,243	521,314	(3,587,044)	(2,883,487)	1,964,005	5,041,109	(37,548,784)	(30,543,670)
12-31-08	5,309,574	1,823,783	(7,040,019)	93,338	82,671,538	27,539,126	(99,181,667)	11,028,997
Index Plus MidCap
Class I
12-31-09	1,794,782	816,590	(7,787,873)	(5,176,501)	18,783,391	8,141,405	(83,961,505)	(57,036,709)
12-31-08	6,462,183	8,397,804	(34,069,136)	(19,209,149)	96,400,909	124,035,571	(517,320,853)	(296,884,373)
Class S
12-31-09	209,847	177,669	(2,116,638)	(1,729,122)	2,158,858	1,755,366	(21,840,899)	(17,926,675)
12-31-08	1,214,189	1,955,719	(4,074,969)	(905,061)	18,238,230	28,612,172	(58,457,003)	(11,606,601)
Index Plus SmallCap
Class I
12-31-09	1,533,744	407,422	(6,267,474)	(4,326,308)	14,112,360	3,679,023	(61,589,392)	(43,798,009)
12-31-08	6,415,118	2,651,405	(29,643,796)	(20,577,273)	85,265,910	35,078,084	(392,832,028)	(272,488,034)
Class S
12-31-09	276,428	155,931	(1,662,052)	(1,229,693)	2,621,157	1,395,586	(15,636,561)	(11,619,818)
12-31-08	1,235,200	815,556	(3,898,281)	(1,847,525)	16,801,834	10,691,941	(49,390,955)	(21,897,180)

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2009, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus LargeCap	$2,777,793	$2,825,803
Index Plus MidCap	16,643,593	17,169,192
Index Plus SmallCap	18,040,348	18,969,266

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio’s Portfolio of Investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2009:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Plus LargeCap	$(77,303)	$77,303
Index Plus MidCap	(748,967)	748,967
Index Plus SmallCap	(294,090)	294,090

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009	Year Ended December 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Index Plus LargeCap	$26,700,332	$71,475,961	$120,946,041
Index Plus MidCap	9,896,771	23,925,398	128,722,345
Index Plus SmallCap	5,074,609	5,433,138	40,336,887

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$15,880,790	$47,057,684	$(331,965,058)	2016
			(95,016,629)	2017

			$(426,981,687)

Index Plus MidCap	6,897,927	56,799,797	(161,783,607)	2016
			(128,673,815)	2017

			$(290,457,422)

Index Plus SmallCap	1,978,110	19,159,126	(109,110,011)	2016
			(76,170,156)	2017

			$(185,280,167)

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2005.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 19, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 96.2%
Advertising: 0.6%
123,699		Omnicom Group	$4,842,816

			4,842,816

Aerospace/Defense: 3.5%
15,600		L-3 Communications Holdings, Inc.	1,356,420
62,732		Lockheed Martin Corp.	4,726,856
192,700		Raytheon Co.	9,927,904
203,297		United Technologies Corp.	14,110,845

			30,122,025

Agriculture: 2.8%
323,200		Altria Group, Inc.	6,344,416
127,186		Archer-Daniels-Midland Co.	3,982,194
142,917		Philip Morris International, Inc.	6,887,170
129,158		Reynolds American, Inc.	6,841,499

			24,055,279

Auto Manufacturers: 0.4%
357,100	@	Ford Motor Co.	3,571,000

			3,571,000

Banks: 8.4%
637,150		Bank of America Corp.	9,595,479
89,700		Capital One Financial Corp.	3,439,098
225,900		Citigroup, Inc.	747,729
49,628		Goldman Sachs Group, Inc.	8,379,192
486,051		JPMorgan Chase & Co.	20,253,745
146,000		Northern Trust Corp.	7,650,400
59,800		PNC Financial Services Group, Inc.	3,156,842
72,447		State Street Corp.	3,154,342
73,975		US Bancorp.	1,665,177
533,685		Wells Fargo & Co.	14,404,158

			72,446,162

Beverages: 1.5%
52,256		Coca-Cola Co.	2,978,592
201,500		Molson Coors Brewing Co.	9,099,740
12,950		Pepsi Bottling Group, Inc.	485,625
6,757		PepsiCo, Inc.	410,826

			12,974,783

Biotechnology: 1.7%
184,535	@	Amgen, Inc.	10,439,145
84,067	@	Biogen Idec, Inc.	4,497,585

			14,936,730

Coal: 1.1%
205,300		Peabody Energy Corp.	9,281,613

			9,281,613

Commercial Services: 0.5%
133,500		H&R Block, Inc.	3,019,770
54,500	S, L	Moody’s Corp.	1,460,600

			4,480,370

Computers: 8.8%
75,693	@	Apple, Inc.	15,960,626
49,211	@	Computer Sciences Corp.	2,831,109
345,600	@	Dell, Inc.	4,962,816
462,050	@	EMC Corp.	8,072,014
354,076		Hewlett-Packard Co.	18,238,455
173,569		International Business Machines Corp.	22,720,182

Shares			Value

Computers: (continued)
66,200	@	Sun Microsystems, Inc.	$620,294
57,900	@	Western Digital Corp.	2,556,285

			75,961,781

Cosmetics/Personal Care: 2.7%
386,692		Procter & Gamble Co.	23,445,136

			23,445,136

Diversified Financial Services: 1.8%
82,500		American Express Co.	3,342,900
18,452		CME Group, Inc.	6,198,949
142,500		Discover Financial Services	2,096,175
108,100	@	Nasdaq Stock Market, Inc.	2,142,542
73,300		NYSE Euronext	1,854,490

			15,635,056

Electric: 2.2%
174,900		Constellation Energy Group, Inc.	6,151,233
216,622		DTE Energy Co.	9,442,553
60,600		Exelon Corp.	2,961,522
20,000		Xcel Energy, Inc.	424,400

			18,979,708

Electrical Components & Equipment: 1.2%
248,000		Emerson Electric Co.	10,564,800

			10,564,800

Electronics: 1.2%
208,700	@	Thermo Fisher Scientific, Inc.	9,952,903

			9,952,903

Engineering & Construction: 0.7%
160,500	@	Jacobs Engineering Group, Inc.	6,036,405

			6,036,405

Food: 1.0%
229,283		Kraft Foods, Inc.	6,231,912
184,700	S	Sara Lee Corp.	2,249,646

			8,481,558

Forest Products & Paper: 1.6%
275,231		International Paper Co.	7,370,686
225,400		MeadWestvaco Corp.	6,453,202

			13,823,888

Gas: 0.8%
344,718		NiSource, Inc.	5,301,763
24,422		Sempra Energy	1,367,144

			6,668,907

Healthcare - Products: 1.0%
18,400	@	CareFusion Corp.	460,184
22,007	@	Hospira, Inc.	1,122,357
104,423		Johnson & Johnson	6,725,885

			8,308,426

Healthcare - Services: 0.9%
15,576	@	Humana, Inc.	683,631
188,038		UnitedHealth Group, Inc.	5,731,398
22,500	@	WellPoint, Inc.	1,311,525

			7,726,554

See Accompanying Notes to Financial Statements

29

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Household Products/Wares: 0.5%
64,526		Kimberly-Clark Corp.	$4,110,951

			4,110,951

Insurance: 2.6%
116,195		Aflac, Inc.	5,374,019
45,500		Assurant, Inc.	1,341,340
77,201		Chubb Corp.	3,796,745
169,627		Travelers Cos., Inc.	8,457,602
180,961		UnumProvident Corp.	3,532,359

			22,502,065

Internet: 1.8%
139,707	@	eBay, Inc.	3,288,703
19,080	@	Google, Inc. - Class A	11,829,218
2,900	@	Priceline.com, Inc.	633,650

			15,751,571

Iron/Steel: 0.1%
18,418		Nucor Corp.	859,200

			859,200

Media: 2.9%
727,530		Comcast Corp. - Class A	12,266,156
177,450	@	DIRECTV	5,917,958
237,700	@	Viacom - Class B	7,066,821

			25,250,935

Miscellaneous Manufacturing: 6.0%
31,100		3M Co.	2,571,037
180,000		Dover Corp.	7,489,800
106,600		Eaton Corp.	6,781,892
1,229,033		General Electric Co.	18,595,269
195,000		Honeywell International, Inc.	7,644,000
134,441		ITT Corp.	6,687,095
119,000	L	Leggett & Platt, Inc.	2,427,600

			52,196,693

Office/Business Equipment: 1.0%
155,900		Pitney Bowes, Inc.	3,548,284
632,700		Xerox Corp.	5,352,642

			8,900,926

Oil & Gas: 5.2%
26,907		Apache Corp.	2,775,995
149,558		Chevron Corp.	11,514,470
75,300		ConocoPhillips	3,845,571
300,839		ExxonMobil Corp.	20,514,211
28,900	@	Nabors Industries Ltd.	632,621
125,200	@	Rowan Cos., Inc.	2,834,528
62,500		XTO Energy, Inc.	2,908,125

			45,025,521

Oil & Gas Services: 1.2%
237,304		National Oilwell Varco, Inc.	10,462,733

			10,462,733

Packaging & Containers: 1.0%
24,200		Ball Corp.	1,251,140
132,733		Bemis Co.	3,935,533
18,800	@	Owens-Illinois, Inc.	617,956
101,900	@	Pactiv Corp.	2,459,866
34,200		Sealed Air Corp.	747,612

			9,012,107

Shares			Value

Pharmaceuticals: 7.4%
185,334	S	Abbott Laboratories	$10,006,183
155,008		AmerisourceBergen Corp.	4,041,059
258,500		Cardinal Health, Inc.	8,334,040
20,100		Eli Lilly & Co.	717,771
94,972		McKesson Corp.	5,935,750
353,362		Merck & Co., Inc.	12,911,847
35,400	@, L	Mylan Laboratories	652,422
1,165,351		Pfizer, Inc.	21,197,735

			63,796,807

Pipelines: 1.1%
438,700		Williams Cos., Inc.	9,247,796

			9,247,796

Real Estate: 0.1%
34,900	@	CB Richard Ellis Group, Inc.	473,593

			473,593

Retail: 5.4%
75,700	@, L	Autonation, Inc.	1,449,655
51,400	@	GameStop Corp.	1,127,716
265,331		Gap, Inc.	5,558,684
369,312		Home Depot, Inc.	10,684,196
40,600	@	Kohl’s Corp.	2,189,558
219,100		Limited Brands, Inc.	4,215,484
29,000		Ross Stores, Inc.	1,238,590
170,342		Staples, Inc.	4,188,710
226,534		Target Corp.	10,957,450
91,600		TJX Cos., Inc.	3,347,980
28,252		Wal-Mart Stores, Inc.	1,510,069

			46,468,092

Savings & Loans: 0.5%
327,502		Hudson City Bancorp., Inc.	4,496,602

			4,496,602

Semiconductors: 3.0%
55,600	@	Broadcom Corp.	1,748,620
185,052		Intel Corp.	3,775,061
177,400	@	Micron Technology, Inc.	1,873,344
415,100		Texas Instruments, Inc.	10,817,506
318,800		Xilinx, Inc.	7,989,128

			26,203,659

Software: 6.0%
11,500	@	Adobe Systems, Inc.	422,970
294,262		CA, Inc.	6,609,125
171,000	@	Compuware Corp.	1,236,330
119,004		Fidelity National Information Services, Inc.	2,789,454
74,300		IMS Health, Inc.	1,564,758
824,916		Microsoft Corp.	25,151,689
554,826		Oracle Corp.	13,615,430

			51,389,756

Telecommunications: 5.9%
811,156		AT&T, Inc.	22,736,703
601,870	@	Cisco Systems, Inc.	14,408,768
26,735		Harris Corp.	1,271,249
127,416		Qualcomm, Inc.	5,894,264
262,300		Qwest Communications International, Inc.	1,104,283
118,400	@	Sprint Nextel Corp.	433,344
145,516		Verizon Communications, Inc.	4,820,945

			50,669,556

See Accompanying Notes to Financial Statements

30

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Transportation: 0.1%
31,600		Ryder System, Inc.	$1,300,972

			1,300,972

		Total Common Stock (Cost $743,198,027)	830,415,435

REAL ESTATE INVESTMENT TRUSTS: 1.0%
Health Care: 0.1%
36,200		HCP, Inc.	1,105,548

			1,105,548

Regional Malls: 0.7%
70,720		Simon Property Group, Inc.	5,643,456

			5,643,456

Storage: 0.1%
14,200		Public Storage, Inc.	1,156,590

			1,156,590

Warehouse/Industrial: 0.1%
84,600		Prologis	1,158,174

			1,158,174

		Total Real Estate Investment Trusts (Cost $6,282,415)	9,063,768

		Total Long-Term Investments (Cost $749,480,442)	839,479,203

SHORT-TERM INVESTMENTS: 2.9%
Affiliated Mutual Fund: 2.6%
22,185,000	S	ING Institutional Prime Money Market Fund - Class I	22,185,000

		Total Mutual Fund (Cost $22,185,000)	22,185,000

Principal Amount			Value

Securities Lending Collateralcc: 0.3%
$1,217,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$1,217,000
1,608,803	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		1,287,042

	Total Securities Lending Collateral (Cost $2,825,803)		2,504,042

	Total Short-Term Investments (Cost $25,010,803)		24,689,042

	Total Investments in Securities (Cost $774,491,245)*	100.1%	$864,168,245
	Other Assets and Liabilities - Net	(0.1)	(895,515)

	Net Assets	100.0%	$863,272,730

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $817,110,561.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$63,581,375
Gross Unrealized Depreciation	(16,523,691)

Net Unrealized Appreciation	$47,057,684

See Accompanying Notes to Financial Statements

31

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$830,415,435	$—	$—	$830,415,435
Real Estate Investment Trusts	9,063,768	—	—	9,063,768
Short-Term Investments	23,402,000	—	1,287,042	24,689,042

Total Investments, at value	$862,881,203	$—	$1,287,042	$864,168,245

Other Financial Instruments+:
Futures	43,724	—	—	43,724

Total Assets	$43,724	$—	$—	$43,724

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	1,287,042	—	1,287,042

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,287,042	$—	$1,287,042

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation
Long Contracts
S&P 500	89	03/18/10	$24,713,075	$43,724

			$24,713,075	$43,724

See Accompanying Notes to Financial Statements

32

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$43,724

Total Asset Derivatives		$43,724

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$3,139,203

Total	$3,139,203

Derivatives not accounted for as hedging instruments under FASB ASC 815	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(232,233)

Total	$(232,233)

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 90.0%
Advertising: 0.2%
140,042		Harte-Hanks, Inc.	$1,509,653

			1,509,653

Agriculture: 0.4%
52,057		Universal Corp.	2,374,320

			2,374,320

Airlines: 0.1%
20,600	@	Alaska Air Group, Inc.	711,936

			711,936

Apparel: 1.2%
26,738	@	Hanesbrands, Inc.	644,653
164,881	@	Timberland Co.	2,956,316
104,144	@	Warnaco Group, Inc.	4,393,835

			7,994,804

Auto Manufacturers: 0.5%
88,300		Oshkosh Truck Corp.	3,269,749

			3,269,749

Banks: 3.3%
160,865		Bancorpsouth, Inc.	3,773,893
59,596	L	Bank of Hawaii Corp.	2,804,588
94,261		Cullen/Frost Bankers, Inc.	4,713,050
154,000		International Bancshares Corp.	2,915,220
1,426	@	SVB Financial Group	59,450
131,264		Trustmark Corp.	2,958,691
70,637	L	Westamerica Bancorp.	3,911,171

			21,136,063

Beverages: 0.6%
24,200	@, L	Green Mountain Coffee Roasters, Inc.	1,971,574
25,360	@	Hansen Natural Corp.	973,824
38,103		PepsiAmericas, Inc.	1,114,894

			4,060,292

Biotechnology: 1.0%
31,101	@	Bio-Rad Laboratories, Inc.	3,000,002
12,150	@	Charles River Laboratories International, Inc.	409,334
70,750	@	Vertex Pharmaceuticals, Inc.	3,031,638

			6,440,974

Building Materials: 0.0%
11,017	@	Louisiana-Pacific Corp.	76,899

			76,899

Chemicals: 4.0%
79,400		Ashland, Inc.	3,145,828
45,088		Cabot Corp.	1,182,658
71,056		Lubrizol Corp.	5,183,535
61,282		Minerals Technologies, Inc.	3,338,031
169,700		Olin Corp.	2,973,144
134,356		RPM International, Inc.	2,731,457
42,354		Sensient Technologies Corp.	1,113,910
50,517		Terra Industries, Inc.	1,626,142
169,429		Valspar Corp.	4,598,303

			25,893,008

Shares			Value

Coal: 0.3%
85,592		Arch Coal, Inc.	$1,904,422
9,144	@	Patriot Coal Corp.	141,366

			2,045,788

Commercial Services: 7.0%
110,300	L	Aaron Rents, Inc.	3,058,619
11,499	@, L	Alliance Data Systems Corp.	742,720
111,157	@	Career Education Corp.	2,591,070
178,600	@	Convergys Corp.	1,919,950
282,872	@, L	Corinthian Colleges, Inc.	3,895,147
35,778	@	Corrections Corp. of America	878,350
63,400		Deluxe Corp.	937,686
63,353	@	FTI Consulting, Inc.	2,987,727
93,080		Global Payments, Inc.	5,013,289
71,949	@	Hewitt Associates, Inc.	3,040,565
21,128	@	ITT Educational Services, Inc.	2,027,443
65,200		Lender Processing Services, Inc.	2,651,032
45,624		Manpower, Inc.	2,490,158
66,752	@	MPS Group, Inc.	917,172
90,805	@	Navigant Consulting, Inc.	1,349,362
20,819		Pharmaceutical Product Development, Inc.	487,997
212,500	@	Rent-A-Center, Inc.	3,765,500
581,300		Service Corp. International	4,760,847
47,400		Watson Wyatt Worldwide, Inc.	2,252,448

			45,767,082

Computers: 3.4%
95,150		Diebold, Inc.	2,707,018
96,700	@	DST Systems, Inc.	4,211,285
180,557		Jack Henry & Associates, Inc.	4,174,478
167,168	@	Micros Systems, Inc.	5,187,223
277,625	@	NCR Corp.	3,089,966
808	@, L	Palm, Inc.	8,112
131,722	@	Synopsys, Inc.	2,934,766

			22,312,848

Distribution/Wholesale: 2.0%
66,045	@	Fossil, Inc.	2,216,470
283,044	@	Ingram Micro, Inc.	4,939,118
31,974	@	LKQ Corp.	626,371
108,433	@	Tech Data Corp.	5,059,484

			12,841,443

Diversified Financial Services: 1.3%
19,200	@	Affiliated Managers Group, Inc.	1,293,120
93,635		Eaton Vance Corp.	2,847,440
2,537	@	Jefferies Group, Inc.	60,203
184,312		Raymond James Financial, Inc.	4,381,096

			8,581,859

Electric: 2.4%
189,554		DPL, Inc.	5,231,690
541		Great Plains Energy, Inc.	10,490
3,767	L	Hawaiian Electric Industries	78,730
77,017		Idacorp, Inc.	2,460,693
514		MDU Resources Group, Inc.	12,130
172,300		NSTAR	6,340,640
115,513		NV Energy, Inc.	1,430,051

			15,564,424

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Electrical Components & Equipment: 1.1%
12,307		Ametek, Inc.	$470,620
23,146	@	Energizer Holdings, Inc.	1,418,387
108,878		Hubbell, Inc.	5,149,929

			7,038,936

Electronics: 3.2%
170,250	@	Arrow Electronics, Inc.	5,041,103
170,637	@	Avnet, Inc.	5,146,412
117,305	@	Thomas & Betts Corp.	4,198,346
21,959	@	Varian, Inc.	1,131,767
258,000	@	Vishay Intertechnology, Inc.	2,154,300
126,400		Woodward Governor Co.	3,257,328

			20,929,256

Engineering & Construction: 2.4%
71,200	@	Aecom Technology Corp.	1,958,000
168,770		KBR, Inc.	3,206,630
164,389	@	Shaw Group, Inc.	4,726,184
132,988	@	URS Corp.	5,920,626

			15,811,440

Entertainment: 0.3%
25,283		International Speedway Corp.	719,301
92,600	@	Scientific Games Corp.	1,347,330

			2,066,631

Environmental Control: 0.0%
5,687	@	Waste Connections, Inc.	189,605

			189,605

Food: 1.4%
70,362		Lancaster Colony Corp.	3,496,991
95,893	@	Ralcorp Holdings, Inc.	5,725,771
1,336		Ruddick Corp.	34,375
3,343	@	Smithfield Foods, Inc.	50,780

			9,307,917

Gas: 3.5%
106,455		AGL Resources, Inc.	3,882,414
171,372		Atmos Energy Corp.	5,038,337
245,521		Southern Union Co.	5,573,327
206,553		UGI Corp.	4,996,517
91,754		WGL Holdings, Inc.	3,077,429

			22,568,024

Hand/Machine Tools: 0.6%
51,618		Lincoln Electric Holdings, Inc.	2,759,498
24,800		Regal-Beloit Corp.	1,288,112

			4,047,610

Healthcare - Products: 2.6%
4,637	S	Beckman Coulter, Inc.	303,445
8,866	@	Gen-Probe, Inc.	380,351
89,465	@	Henry Schein, Inc.	4,705,859
19,114	S	Hill-Rom Holdings, Inc.	458,545
164,706	@	Hologic, Inc.	2,388,237
107,810	@	Kinetic Concepts, Inc.	4,059,047
11,313	@	Resmed, Inc.	591,331
145,134		Steris Corp.	4,059,398

			16,946,213

Healthcare - Services: 3.0%
140,962	@	Community Health Systems, Inc.	5,018,247
147,200	@	Health Net, Inc.	3,428,288

Shares			Value

Healthcare - Services: (continued)
116,900	@	Kindred Healthcare, Inc.	$2,157,974
126,985	@	Lincare Holdings, Inc.	4,713,683
97,000		Universal Health Services, Inc.	2,958,500
34,596	@	WellCare Health Plans, Inc.	1,271,749

			19,548,441

Home Builders: 2.0%
191,000		KB Home	2,612,880
105,290		MDC Holdings, Inc.	3,268,202
5,301	@	NVR, Inc.	3,767,474
84,499		Ryland Group, Inc.	1,664,630
57,710		Thor Industries, Inc.	1,812,094

			13,125,280

Household Products/Wares: 0.8%
75,400		American Greetings Corp.	1,642,966
13,354		Church & Dwight Co., Inc.	807,249
39,300		Scotts Miracle-Gro Co.	1,544,883
17,746		Tupperware Corp.	826,431

			4,821,529

Insurance: 5.3%
171,727		American Financial Group, Inc.	4,284,589
77,994		Everest Re Group Ltd.	6,682,526
667		Fidelity National Title Group, Inc.	8,978
84,655		Hanover Insurance Group, Inc.	3,761,222
135,414		HCC Insurance Holdings, Inc.	3,787,530
204,322		Protective Life Corp.	3,381,529
125,424		Reinsurance Group of America, Inc.	5,976,454
113,610		Stancorp Financial Group, Inc.	4,546,672
94,898		Unitrin, Inc.	2,092,501
957		WR Berkley Corp.	23,580

			34,545,581

Internet: 0.7%
76,000	@, S	AOL, Inc.	1,769,280
72,967	@	Digital River, Inc.	1,969,379
16,961	@	F5 Networks, Inc.	898,594

			4,637,253

Investment Companies: 0.3%
184,492		Apollo Investment Corp.	1,758,209

			1,758,209

Iron/Steel: 1.0%
106,700		Reliance Steel & Aluminum Co.	4,611,574
106,912		Steel Dynamics, Inc.	1,894,481

			6,506,055

Machinery - Construction & Mining: 1.0%
51,689		Bucyrus International, Inc.	2,913,709
65,232		Joy Global, Inc.	3,365,319

			6,279,028

Machinery - Diversified: 0.6%
25,207		Graco, Inc.	720,164
3,147		IDEX Corp.	98,029
74,476		Wabtec Corp.	3,041,600

			3,859,793

Media: 0.9%
87,683		John Wiley & Sons, Inc.	3,672,164
63,500		Scholastic Corp.	1,894,205

			5,566,369

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Metal Fabricate/Hardware: 1.3%
32,100		Commercial Metals Co.	$502,365
185,684		Timken Co.	4,402,568
45,654		Valmont Industries, Inc.	3,581,556
554		Worthington Industries	7,241

			8,493,730

Miscellaneous Manufacturing: 3.9%
29,326		Brink’s Co.	713,795
137,300		Carlisle Cos., Inc.	4,703,898
130,115		Crane Co.	3,984,121
50,796		Donaldson Co., Inc.	2,160,862
113,064		Harsco Corp.	3,644,053
169,162		Pentair, Inc.	5,463,933
90,741		SPX Corp.	4,963,533

			25,634,195

Oil & Gas: 3.1%
38,800	@	Atwood Oceanics, Inc.	1,390,980
17,107	@	Bill Barrett Corp.	532,199
1,587		Frontier Oil Corp.	19,107
92,637		Helmerich & Payne, Inc.	3,694,364
69,879	@	Newfield Exploration Co.	3,370,264
302,129		Patterson-UTI Energy, Inc.	4,637,680
66,154	@	Pride International, Inc.	2,110,974
188,866	@, L	Quicksilver Resources, Inc.	2,834,879
32,100	@	Unit Corp.	1,364,250

			19,954,697

Oil & Gas Services: 1.2%
45,340	@	Exterran Holdings, Inc.	972,543
139,199	@	Helix Energy Solutions Group, Inc.	1,635,588
91,014	@	Oceaneering International, Inc.	5,326,139

			7,934,270

Packaging & Containers: 1.6%
141,419		Packaging Corp. of America	3,254,051
136,053		Sonoco Products Co.	3,979,550
148,332		Temple-Inland, Inc.	3,131,289

			10,364,890

Pharmaceuticals: 3.0%
129,240	@	Endo Pharmaceuticals Holdings, Inc.	2,650,712
143,528		Medicis Pharmaceutical Corp.	3,882,432
161,398		Omnicare, Inc.	3,902,604
128,889		Perrigo Co.	5,134,938
131,488	@	Valeant Pharmaceuticals International	4,180,004

			19,750,690

Pipelines: 0.6%
78,462		Oneok, Inc.	3,497,051

			3,497,051

Real Estate: 0.1%
13,573		Jones Lang LaSalle, Inc.	819,809

			819,809

Retail: 7.0%
161,700	@	99 Cents Only Stores	2,113,419
142,740		Advance Auto Parts, Inc.	5,778,115
141,202	@	Aeropostale, Inc.	4,807,928
5,115	L	Barnes & Noble, Inc.	97,543
832	@	BJ’s Wholesale Club, Inc.	27,215

Shares			Value

46,642		Bob Evans Farms, Inc.	$1,350,286
78,699		Brinker International, Inc.	1,174,189
15,313	@, S	Carmax, Inc.	371,340
203,969	@	Cheesecake Factory	4,403,691
166,800	@	Chico’s FAS, Inc.	2,343,540
23,160	@	Chipotle Mexican Grill, Inc.	2,041,786
80,539	@	Collective Brands, Inc.	1,833,873
128,435	@	Dollar Tree, Inc.	6,203,411
4,199		MSC Industrial Direct Co.	197,353
190,933		Petsmart, Inc.	5,096,002
103,766		Phillips-Van Heusen	4,221,201
112,523		Regis Corp.	1,751,983
20,830	@	Urban Outfitters, Inc.	728,842
60,589		Williams-Sonoma, Inc.	1,259,039

			45,800,756

Savings & Loans: 1.8%
549,100	L	New York Community Bancorp., Inc.	7,967,437
329,100		NewAlliance Bancshares, Inc.	3,952,491

			11,919,928

Semiconductors: 1.2%
24,670	@	Cree, Inc.	1,390,648
364,200	@	Integrated Device Technology, Inc.	2,356,374
9,393	@	Lam Research Corp.	368,300
214,510	@	Semtech Corp.	3,648,815

			7,764,137

Software: 3.1%
16,404	@	ACI Worldwide, Inc.	281,329
62,887	@	Acxiom Corp.	843,944
10,515	@, L	Advent Software, Inc.	428,276
1,369	@	Ansys, Inc.	59,497
226,563		Broadridge Financial Solutions ADR	5,111,261
10,568	@	Cerner Corp.	871,226
135,467		Fair Isaac Corp.	2,886,802
29,586	@	MSCI, Inc. - Class A	940,835
168,700	@	Quest Software, Inc.	3,104,080
125,825	@	Sybase, Inc.	5,460,805

			19,988,055

Telecommunications: 2.1%
479,216	@	3Com Corp.	3,594,120
70,700	@, L	Ciena Corp.	766,388
299,378	@	Cincinnati Bell, Inc.	1,032,854
91,185	@	CommScope, Inc.	2,419,138
6,236	@	NeuStar, Inc.	143,677
46,094		Plantronics, Inc.	1,197,522
48,200	@	Polycom, Inc.	1,203,554
232,300	@	RF Micro Devices, Inc.	1,108,071
106,800	@	TW Telecom, Inc.	1,830,552

			13,295,876

Transportation: 1.6%
79,353		Landstar System, Inc.	3,076,516
88,487		Overseas Shipholding Group	3,889,004
74,404		Tidewater, Inc.	3,567,672

			10,533,192

		Total Common Stock (Cost $526,440,628)	585,885,588

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

REAL ESTATE INVESTMENT TRUSTS: 7.1%
Apartments: 1.1%
42,236		BRE Properties, Inc.	$1,397,167
39,987		Camden Property Trust	1,694,249
15,700		Essex Property Trust, Inc.	1,313,305
160,900		UDR, Inc.	2,645,196

			7,049,917

Diversified: 0.7%
114,668	L	Cousins Properties, Inc.	874,917
126,931		Duke Realty Corp.	1,544,750
67,547		Liberty Property Trust	2,162,179

			4,581,846

Forest Products & Paper: 0.7%
44,410		Potlatch Corp.	1,415,791
75,716		Rayonier, Inc.	3,192,187

			4,607,978

Health Care: 0.7%
80,100		Nationwide Health Properties, Inc.	2,817,918
91,700		Senior Housing Properties Trust	2,005,479

			4,823,397

Hotels: 0.2%
57,300		Hospitality Properties Trust	1,358,583

			1,358,583

Office Property: 1.4%
44,242		Alexandria Real Estate Equities, Inc.	2,844,318
42,300		Corporate Office Properties Trust SBI MD	1,549,449
35,680		Highwoods Properties, Inc.	1,189,928
38,175		Mack-Cali Realty Corp.	1,319,710
40,900		SL Green Realty Corp.	2,054,816

			8,958,221

Regional Malls: 0.3%
61,673		Macerich Co.	2,217,144

			2,217,144

Shopping Centers: 1.1%
43,906		Equity One, Inc.	709,960
43,000		Federal Realty Investment Trust	2,911,960
42,700	L	Regency Centers Corp.	1,497,062
114,972		Weingarten Realty Investors	2,275,296

			7,394,278

Single Tenant: 0.4%
94,500	L	Realty Income Corp.	2,448,495

			2,448,495

Warehouse/Industrial: 0.5%
117,610		AMB Property Corp.	3,004,936

			3,004,936

		Total Real Estate Investment Trusts (Cost $36,957,004)	46,444,795

		Total Long-Term Investments (Cost $563,397,632)	632,330,383

Shares			Value

SHORT-TERM INVESTMENTS: 5.1%
Affiliated Mutual Fund: 2.6%
16,825,000	S	ING Institutional Prime Money Market Fund - Class I	$16,825,000

		Total Mutual Fund (Cost $16,825,000)	16,825,000

Principal Amount			Value
Securities Lending Collateralcc: 2.5%
$14,318,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$14,318,000
2,851,192	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		2,280,954

	Total Securities Lending Collateral (Cost $17,169,192)		16,598,954

	Total Short-Term Investments (Cost $33,994,192)		33,423,954

	Total Investments in Securities (Cost $597,391,824)*	102.2%	$665,754,337
	Other Assets and Liabilities - Net	(2.2)	(14,613,331)

	Net Assets	100.0%	$651,141,006

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $608,954,540.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$72,614,828
Gross Unrealized Depreciation	(15,815,031)

Net Unrealized Appreciation	$56,799,797

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$585,885,588	$—	$—	$585,885,588
Real Estate Investment Trusts	46,444,795	—	—	46,444,795
Short-Term Investments	31,143,000	—	2,280,954	33,423,954

Total Investments, at value	$663,473,383	$—	$2,280,954	$665,754,337

Other Financial Instruments+:
Futures	353,887	—	—	353,887

Total Assets	$353,887	$—	$—	$353,887

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	2,280,954	—	2,280,954

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$2,280,954	$—	$2,280,954

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation
Long Contracts
S&P MidCap 400 Index	51	03/18/10	$18,484,950	$353,887

			$18,484,950	$353,887

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$353,887

Total Asset Derivatives		$353,887

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$3,494,009

Total	$3,494,009

Derivatives not accounted for as hedging instruments under FASB ASC 815	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(373,265)

Total	$(373,265)

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 91.9%
Advertising: 0.2%
45,217	@	inVentiv Health, Inc.	$731,159

			731,159

Aerospace/Defense: 3.1%
17,216	@	AAR Corp.	395,624
31,863		Cubic Corp.	1,188,490
6,541		Curtiss-Wright Corp.	204,864
30,321	@	Esterline Technologies Corp.	1,236,187
162,800	@, L	Gencorp, Inc.	1,139,600
11,883		Kaman Corp.	274,378
12,128	@	Moog, Inc.	354,501
14,804		National Presto Industries, Inc.	1,617,041
103,304	@	Orbital Sciences Corp.	1,576,419
13,390	@	Teledyne Technologies, Inc.	513,640
15,625		Triumph Group, Inc.	753,906

			9,254,650

Agriculture: 0.1%
81,800	@	Alliance One International, Inc.	399,184

			399,184

Airlines: 0.9%
23,100	@, L	Allegiant Travel Co.	1,089,627
93,973		Skywest, Inc.	1,590,023

			2,679,650

Apparel: 2.7%
63,216	@	Carter’s, Inc.	1,659,420
49,108	@	CROCS, Inc.	282,371
18,879	@	Deckers Outdoor Corp.	1,920,372
123,187	@	Iconix Brand Group, Inc.	1,558,316
686		Oxford Industries, Inc.	14,186
52,414	@	True Religion Apparel, Inc.	969,135
1,821	@, L	Volcom, Inc.	30,484
59,601		Wolverine World Wide, Inc.	1,622,339

			8,056,623

Auto Parts & Equipment: 1.1%
53,003	@	ATC Technology Corp.	1,264,122
82,808		Spartan Motors, Inc.	466,209
43,763	@	Standard Motor Products, Inc.	372,861
69,600		Superior Industries International	1,064,880

			3,168,072

Banks: 5.9%
41,738		Bank Mutual Corp.	288,827
37,153		Bank of the Ozarks, Inc.	1,087,468
35,200	L	City Holding Co.	1,138,016
70,867		Community Bank System, Inc.	1,368,442
43,620		First Financial Bancorp.	635,107
32,150	L	First Financial Bankshares, Inc.	1,743,495
1,175		Hancock Holding Co.	51,453
18,032		Home Bancshares, Inc.	434,030
28,192		Independent Bank Corp.	588,931
15,337		Nara Bancorp., Inc.	173,922
60,055		Prosperity Bancshares, Inc.	2,430,426
55,738	@	Signature Bank	1,778,042
32,439		Simmons First National Corp.	901,804
37,538		Sterling Bancorp.	268,021
14,278	L	Tompkins Financial Corp.	578,259
152,149		Trustco Bank Corp.	958,539

Shares			Value

Banks: (continued)
17,945		UMB Financial Corp.	$706,136
26,477	L	United Bankshares, Inc.	528,746
68,257		Wilshire Bancorp., Inc.	559,025
47,415		Wintrust Financial Corp.	1,459,908

			17,678,597

Beverages: 0.3%
16,585	@	Boston Beer Co., Inc.	772,861
7,600	@	Peet’s Coffee & Tea, Inc.	253,308

			1,026,169

Biotechnology: 1.4%
31,200	@	Arqule, Inc.	115,128
59,414	@	Cambrex Corp.	331,530
80,050	@	Cubist Pharmaceuticals, Inc.	1,518,549
596	@	Emergent Biosolutions, Inc.	8,100
70,234	@	Martek Biosciences Corp.	1,330,232
34,692	@	Regeneron Pharmaceuticals, Inc.	838,853

			4,142,392

Building Materials: 2.2%
28,294		AAON, Inc.	551,450
78,267	L	Apogee Enterprises, Inc.	1,095,738
105,000		Comfort Systems USA, Inc.	1,295,700
37,100	@	Drew Industries, Inc.	766,115
18,752		Gibraltar Industries, Inc.	294,969
278,619	@	NCI Building Systems, Inc.	504,300
40,215		Quanex Building Products Corp.	682,449
35,600		Universal Forest Products, Inc.	1,310,436

			6,501,157

Chemicals: 3.5%
12,206		Arch Chemicals, Inc.	376,921
42,833		Balchem Corp.	1,435,334
70,162		HB Fuller Co.	1,596,186
16,830		NewMarket Corp.	1,931,579
23,815	@	OM Group, Inc.	747,553
153,826	@	PolyOne Corp.	1,149,080
35,336		Quaker Chemical Corp.	729,335
58,426	L	Schulman A, Inc.	1,179,037
19,969		Stepan Co.	1,294,191

			10,439,216

Commercial Services: 3.6%
16,476		ABM Industries, Inc.	340,394
3,316	@	AMN Healthcare Services, Inc.	30,043
6,000	@	Capella Education Co.	451,800
13,093	@	Consolidated Graphics, Inc.	458,517
40,300	@	Forrester Research, Inc.	1,045,785
42,200	@	Geo Group, Inc.	923,336
13,094		Hillenbrand, Inc.	246,691
307	@	HMS Holdings Corp.	14,948
24,100	@	Kelly Services, Inc.	287,513
55,851	@	Kendle International, Inc.	1,022,632
14,500		Monro Muffler, Inc.	484,880
115,850	@	On Assignment, Inc.	828,328
25,866	@	Pre-Paid Legal Services, Inc.	1,062,575
1,163	@	Spherion Corp.	6,536
65,115	@	TeleTech Holdings, Inc.	1,304,253
34,300	@	Ticketmaster	419,146
57,159	@	Wright Express Corp.	1,821,086

			10,748,463

See Accompanying Notes to Financial Statements

40

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Computers: 2.9%
65,547		Agilysys, Inc.	$596,478
40,421	@	CACI International, Inc.	1,974,566
178,994	@	Ciber, Inc.	617,529
12,000	@	Compellent Technologies, Inc.	272,160
96,105	@	Insight Enterprises, Inc.	1,097,519
52,479	@	Manhattan Associates, Inc.	1,261,070
24,300	@	Netscout Systems, Inc.	355,752
15,051	@	Radiant Systems, Inc.	156,530
38,970	@	Radisys Corp.	372,164
23,482	@	SYKES Enterprises, Inc.	598,087
50,556	@, L	Synaptics, Inc.	1,549,541

			8,851,396

Cosmetics/Personal Care: 0.4%
13,760	@	Chattem, Inc.	1,283,808

			1,283,808

Distribution/Wholesale: 1.2%
118,614	@	Brightpoint, Inc.	871,813
48,791	@	Scansource, Inc.	1,302,720
14,628	@	United Stationers, Inc.	831,602
10,499		Watsco, Inc.	514,241

			3,520,376

Diversified Financial Services: 1.5%
17,292		Financial Federal Corp.	475,530
3,106		Greenhill & Co., Inc.	249,225
117,732	@	National Financial Partners Corp.	952,452
16,207	@	Stifel Financial Corp.	960,103
25,855		SWS Group, Inc.	312,846
40,988	@, L	World Acceptance, Corp.	1,468,600

			4,418,756

Electric: 0.9%
4,501		Central Vermont Public Service Corp.	93,621
2,401		CH Energy Group, Inc.	102,091
23,883		UIL Holdings Corp.	670,635
52,886		Unisource Energy Corp.	1,702,400

			2,568,747

Electrical Components & Equipment: 0.2%
24,624		Encore Wire Corp.	518,828

			518,828

Electronics: 4.3%
18,173		American Science & Engineering, Inc.	1,378,240
11,745		Bel Fuse, Inc.	252,400
101,230	@	Benchmark Electronics, Inc.	1,914,259
18,337		Brady Corp.	550,293
78,682	@	Checkpoint Systems, Inc.	1,199,901
87,399		CTS Corp.	840,778
59,251	L	Daktronics, Inc.	545,702
5,267	@	Dionex Corp.	389,073
3,872	@	Electro Scientific Industries, Inc.	41,895
94,559	@	Newport Corp.	868,997
43,925		Park Electrochemical Corp.	1,214,087
41,944	@	Plexus Corp.	1,195,404
78,621		Technitrol, Inc.	344,360
72,112	@	TTM Technologies, Inc.	831,451
46,300		Watts Water Technologies, Inc.	1,431,596

			12,998,436

Shares			Value

Engineering & Construction: 1.2%
30,200	@	Dycom Industries, Inc.	$242,506
85,292	@	EMCOR Group, Inc.	2,294,355
21,859	@	Exponent, Inc.	608,555
11,400	@	Stanley, Inc.	312,474

			3,457,890

Environmental Control: 0.8%
14,599	@	Calgon Carbon Corp.	202,926
39,932	@	Darling International, Inc.	334,630
67,194	@	Tetra Tech, Inc.	1,825,661

			2,363,217

Food: 1.8%
1,283		Calavo Growers, Inc.	21,811
37,233		Diamond Foods, Inc.	1,323,261
30,400		J&J Snack Foods Corp.	1,214,784
37,290		Nash Finch Co.	1,383,086
29,044		Sanderson Farms, Inc.	1,224,495
8,772	@	United Natural Foods, Inc.	234,563

			5,402,000

Forest Products & Paper: 0.9%
32,947	@	Buckeye Technologies, Inc.	321,563
15,700	@	Clearwater Paper Corp.	863,029
16,270		Neenah Paper, Inc.	226,967
16,700		Schweitzer-Mauduit International, Inc.	1,174,845

			2,586,404

Gas: 1.8%
36,194		Laclede Group, Inc.	1,222,271
52,656		New Jersey Resources Corp.	1,969,334
4,900		Northwest Natural Gas Co.	220,696
28,076		Piedmont Natural Gas Co.	751,033
44,950		Southwest Gas Corp.	1,282,424

			5,445,758

Healthcare - Products: 3.6%
52,500	@	Align Technology, Inc.	935,549
102,950	@	American Medical Systems Holdings, Inc.	1,985,906
36,400	@	Cantel Medical Corp.	734,552
7,430		Cooper Cos., Inc.	283,232
47,440	@	Cyberonics	969,674
4,050	@	Haemonetics Corp.	223,358
30,900	@	Hanger Orthopedic Group, Inc.	427,347
53,938		Invacare Corp.	1,345,214
41,870	@	Kensey Nash Corp.	1,067,685
82,509	@	PSS World Medical, Inc.	1,862,228
98,052	@	Symmetry Medical, Inc.	790,299
6,560		West Pharmaceutical Services, Inc.	257,152

			10,882,196

Healthcare - Services: 6.5%
4,664	@	Air Methods Corp.	156,804
11,523	@	Almost Family, Inc.	455,504
41,811	@, L	Amedisys, Inc.	2,030,342
27,801	@	AMERIGROUP Corp.	749,515
65,643	@	Amsurg Corp.	1,445,459
64,311	@	Centene Corp.	1,361,464
7,400	@	Genoptix, Inc.	262,922
48,279	@	Gentiva Health Services, Inc.	1,304,016
86,550	@	Healthspring, Inc.	1,524,146

See Accompanying Notes to Financial Statements

41

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Healthcare - Services: (continued)
40,392	@	LHC Group, Inc.	$1,357,575
57,050	@	Magellan Health Services, Inc.	2,323,647
52,043	@, S	Mednax, Inc.	3,128,305
37,464	@	Molina Healthcare, Inc.	856,802
81,892	@	Odyssey HealthCare, Inc.	1,275,877
46,600	@	RehabCare Group, Inc.	1,418,038

			19,650,416

Home Builders: 0.6%
63,900	@	M/I Homes, Inc.	663,921
36,684	@	Meritage Homes Corp.	709,102
134,419	@	Standard-Pacific Corp.	502,727

			1,875,750

Home Furnishings: 0.5%
113,162	@	La-Z-Boy, Inc.	1,078,434
24,530	@	Universal Electronics, Inc.	569,587

			1,648,021

Household Products/Wares: 0.8%
90,074	@	Central Garden & Pet Co.	895,336
57,414	@	Helen of Troy Ltd.	1,404,346

			2,299,682

Insurance: 2.9%
36,243		American Physicians Capital, Inc.	1,098,888
37,455	@	Amerisafe, Inc.	673,066
67,240		Delphi Financial Group	1,504,159
27,365		Infinity Property & Casualty Corp.	1,112,114
42,092	@	ProAssurance Corp.	2,260,761
35,144		Safety Insurance Group, Inc.	1,273,267
1,068		Selective Insurance Group	17,569
33,560		Tower Group, Inc.	785,640

			8,725,464

Internet: 2.6%
27,826	@	Blue Coat Systems, Inc.	794,154
10,850	@, L	Blue Nile, Inc.	687,131
23,512	@	Cybersource Corp.	472,826
21,654	@	DealerTrack Holdings, Inc.	406,879
108,228	@	eResearch Technology, Inc.	650,450
51,555	@	Infospace, Inc.	441,826
64,940	@	j2 Global Communications, Inc.	1,321,529
7,662	L	Nutri/System, Inc.	238,825
84,036	@	Perficient, Inc.	708,423
50,744	@	Stamps.com, Inc.	456,696
135,581		United Online, Inc.	974,827
40,073	@	Websense, Inc.	699,675

			7,853,241

Leisure Time: 0.2%
48,400		Callaway Golf Co.	364,936
7,831		Polaris Industries, Inc.	341,667

			706,603

Machinery - Diversified: 0.8%
44,631		Briggs & Stratton Corp.	835,046
16,871		Gardner Denver, Inc.	717,861
38,636	@	Gerber Scientific, Inc.	195,112
16,971	@	Intermec, Inc.	218,247
12,747		Lindsay Manufacturing Co.	507,968

			2,474,234

Shares			Value

Metal Fabricate/Hardware: 0.6%
14,091		Lawson Products	$248,706
61,655		Mueller Industries, Inc.	1,531,510

			1,780,216

Mining: 0.3%
4,947		Amcol International Corp.	140,594
43,607	@	Century Aluminum Co.	705,997

			846,591

Miscellaneous Manufacturing: 2.8%
7,633		Acuity Brands, Inc.	272,040
29,500		AO Smith Corp.	1,280,005
32,489	@	AZZ, Inc.	1,062,390
40,776	@	Ceradyne, Inc.	783,307
16,969		Clarcor, Inc.	550,474
13,499		ESCO Technologies, Inc.	483,939
85,878	@	Griffon Corp.	1,049,429
34,638		John Bean Technologies Corp.	589,192
46,187		Myers Industries, Inc.	420,302
20,452		Standex International Corp.	410,881
45,851	L	Sturm Ruger & Co., Inc.	444,755
73,100		Tredegar Corp.	1,156,442

			8,503,156

Oil & Gas: 0.8%
20,830	@	Petroleum Development Corp.	379,314
23,247		St. Mary Land & Exploration Co.	795,977
73,622	@	Stone Energy Corp.	1,328,877

			2,504,168

Oil & Gas Services: 2.3%
10,167	@	Dril-Quip, Inc.	574,232
32,419		Gulf Island Fabrication, Inc.	681,772
17,333	@	Hornbeck Offshore Services, Inc.	403,512
83,109	@, S	Matrix Service Co.	885,111
62,112	@	Oil States International, Inc.	2,440,380
6,957	@	SEACOR Holdings, Inc.	530,471
133,500	@	Tetra Technologies, Inc.	1,479,180

			6,994,658

Packaging & Containers: 0.8%
47,075		Rock-Tenn Co.	2,373,051

			2,373,051

Pharmaceuticals: 1.1%
10,580	@	Catalyst Health Solutions, Inc.	385,853
61,863	@	Par Pharmaceutical Cos., Inc.	1,674,013
83,008	@, S	PharMerica Corp.	1,318,167

			3,378,033

Real Estate: 0.5%
63,263	@, L	Forestar Real Estate Group, Inc.	1,390,521

			1,390,521

Retail: 11.6%
47,472		Big 5 Sporting Goods Corp.	815,569
14,500	@	BJ’s Restaurants, Inc.	272,890
34,396	L	Buckle, Inc.	1,007,115
93,762	@, L	Cabela’s, Inc.	1,337,046
48,800	@	California Pizza Kitchen, Inc.	656,360
62,693		Casey’s General Stores, Inc.	2,001,161
18,170		Cash America International, Inc.	635,223
68,739		Cato Corp.	1,378,904

See Accompanying Notes to Financial Statements

42

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Retail: (continued)
18,130	@	CEC Entertainment, Inc.	$578,710
41,600	@	Childrens Place Retail Stores, Inc.	1,373,216
35,855		Cracker Barrel Old Country Store	1,362,131
21,890	@, L	DineEquity, Inc.	531,708
53,455	@, L	Dress Barn, Inc.	1,234,811
36,700	@	Ezcorp, Inc.	631,607
39,870		Finish Line	500,369
42,726	@	First Cash Financial Services, Inc.	948,090
105,544		Fred’s, Inc.	1,076,549
49,384	@	Group 1 Automotive, Inc.	1,400,036
42,313	@	Gymboree Corp.	1,840,192
49,050	@	HOT Topic, Inc.	311,958
32,130	@	HSN, Inc.	648,705
44,896	@	Jo-Ann Stores, Inc.	1,627,031
29,622	@	JoS. A Bank Clothiers, Inc.	1,249,752
75,888	@	Lithia Motors, Inc.	623,799
49,200	@	MarineMax, Inc.	452,148
17,853		Men’s Wearhouse, Inc.	375,984
19,777	@	OfficeMax, Inc.	250,970
33,348	@	Papa John’s International, Inc.	779,009
25,817	@, L	PF Chang’s China Bistro, Inc.	978,722
87,392	@	Ruby Tuesday, Inc.	629,222
60,283		Sonic Automotive, Inc.	626,340
76,307		Stage Stores, Inc.	943,155
1,321	@	Steak N Shake Co/The	428,163
36,038	@	Stein Mart, Inc.	384,165
63,342	@	Texas Roadhouse, Inc.	711,331
45,830	@	Tractor Supply Co.	2,427,157
71,380		World Fuel Services Corp.	1,912,270

			34,941,568

Savings & Loans: 0.6%
61,700		Brookline Bancorp., Inc.	611,447
94,365		Dime Community Bancshares	1,105,958

			1,717,405

Semiconductors: 3.1%
40,694	@	Cabot Microelectronics Corp.	1,341,274
77,104	@	Cypress Semiconductor Corp.	814,218
2,235	@	Diodes, Inc.	45,706
34,143	@	DSP Group, Inc.	192,225
233,299	@	Kopin Corp.	975,190
28,231		Micrel, Inc.	231,494
51,734	@	Microsemi Corp.	918,279
60,374	@, L	Sigma Designs, Inc.	646,002
177,545	@	Skyworks Solutions, Inc.	2,519,356
27,060	@	Varian Semiconductor Equipment Associates, Inc.	970,913
22,915	@	Veeco Instruments, Inc.	757,112

			9,411,769

Software: 1.2%
9,192	@	Commvault Systems, Inc.	217,758
16,228	@	Concur Technologies, Inc.	693,747
54,756	@	CSG Systems International	1,045,292
6,024	@	Digi International, Inc.	54,939
1,361	@	Epicor Software Corp.	10,371
55,572	@	Smith Micro Software, Inc.	507,928
38,450	@	SYNNEX Corp.	1,178,877

			3,708,912

Shares			Value

Telecommunications: 3.6%
32,680	@	Anixter International, Inc.	$1,539,228
31,590		Applied Signal Technology, Inc.	609,371
158,522	@	Arris Group, Inc.	1,811,906
35,140		Black Box Corp.	995,868
8,563	@	Comtech Telecommunications	300,133
49,800	@	EMS Technologies, Inc.	722,100
2,227	@	General Communication, Inc.	14,208
8,180	@	Harmonic, Inc.	51,779
65,514	@	Netgear, Inc.	1,420,999
47,200	@	Neutral Tandem, Inc.	1,073,800
79,630	@, L	Novatel Wireless, Inc.	634,651
41,059	@	Symmetricom, Inc.	213,507
32,549	@	Tekelec	497,349
83,800	@	USA Mobility, Inc.	922,638

			10,807,537

Textiles: 0.8%
34,919		G&K Services, Inc.	877,514
30,809		Unifirst Corp.	1,482,221

			2,359,735

Transportation: 0.4%
32,987	@	Bristow Group, Inc.	1,268,350

			1,268,350

		Total Common Stock (Cost $249,717,147)	276,342,225

REAL ESTATE INVESTMENT TRUSTS: 5.0%
Apartments: 1.1%
29,035	L	Home Properties, Inc.	1,385,260
40,222		Mid-America Apartment Communities, Inc.	1,941,918

			3,327,178

Diversified: 0.1%
6,958		Entertainment Properties Trust	245,409

			245,409

Health Care: 1.0%
84,398		Healthcare Realty Trust, Inc.	1,811,181
42,531		LTC Properties, Inc.	1,137,704

			2,948,885

Office Property: 0.6%
26,254		BioMed Realty Trust, Inc.	414,288
35,054		Franklin Street Properties Corp.	512,139
5,126		Kilroy Realty Corp.	157,214
34,330		Parkway Properties, Inc.	714,751

			1,798,392

Regional Malls: 0.1%
28,186		Pennsylvania Real Estate Investment Trust	238,454

			238,454

Shopping Centers: 1.0%
76,861		Acadia Realty Trust	1,296,645
62,250		Cedar Shopping Centers, Inc.	423,300
7,787		Tanger Factory Outlet Centers, Inc.	303,615
64,421		Urstadt Biddle Properties, Inc.	983,709

			3,007,269

See Accompanying Notes to Financial Statements

43

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Single Tenant: 0.1%
18,691		National Retail Properties, Inc.	$396,623

			396,623

Storage: 0.8%
145,509		Extra Space Storage, Inc.	1,680,629
21,100		Sovran Self Storage, Inc.	753,903

			2,434,532

Warehouse/Industrial: 0.2%
20,637		EastGroup Properties, Inc.	789,984

			789,984

		Total Real Estate Investment Trusts (Cost $14,076,086)	15,186,726

		Total Long-Term Investments (Cost $263,793,233)	291,528,951

SHORT-TERM INVESTMENTS: 9.1%
Affiliated Mutual Fund: 2.9%
8,617,000	S	ING Institutional Prime Money Market Fund - Class I	8,617,000

		Total Mutual Fund (Cost $8,617,000)	8,617,000

Principal Amount			Value
Securities Lending Collateralcc: 6.2%
$17,540,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$17,540,000
1,429,266	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B(1)(2)		1,143,413

	Total Securities Lending Collateral (Cost $18,969,266)		18,683,413

	Total Short-Term Investments (Cost $27,586,266)		27,300,413

	Total Investments in Securities (Cost $291,379,499)*	106.0%	$318,829,364
	Other Assets and Liabilities - Net	(6.0)	(18,180,273)

	Net Assets	100.0%	$300,649,091

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $299,670,238.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,713,031
Gross Unrealized Depreciation	(12,553,905)

Net Unrealized Appreciation	$19,159,126

See Accompanying Notes to Financial Statements

44

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$276,342,225	$—	$—	$276,342,225
Real Estate Investment Trusts	15,186,726	—	—	15,186,726
Short-Term Investments	26,157,000	—	1,143,413	27,300,413

Total Investments, at value	$317,685,951	$—	$1,143,413	$318,829,364

Other Financial Instruments+:
Futures	285,687	—	—	285,687

Total Assets	$285,687	$—	$—	$285,687

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	1,143,413	—	1,143,413

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$1,143,413	$—	$1,143,413

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation
Long Contracts
Russell 2000 Mini Index	151	03/19/10	$9,420,890	$285,687

			$9,420,890	$285,687

See Accompanying Notes to Financial Statements

45

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$285,687

Total Asset Derivatives		$285,687

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$2,645,298

Total	$2,645,298

Derivatives not accounted for as hedging instruments under FASB ASC 815	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(75,022)

Total	$(75,022)

See Accompanying Notes to Financial Statements

46

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Portfolio
Class I	NII	$0.3467
Class S	NII	$0.3055

ING Index Plus MidCap Portfolio
Class I	NII	$0.1880
Class S	NII	$0.1478

ING Index Plus SmallCap Portfolio
Class I	NII	$0.1792
Class S	NII	$0.1429

NII - Net investment income

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Portfolio	100.00%

ING Index Plus MidCap Portfolio	100.00%

ING Index Plus SmallCap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

47

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Portfolios are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	42	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008)	42	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 59	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	42	None.

48

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held by Director
Directors who are “Interested Persons”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5)(November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

49

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004- Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

50

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Companies	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

51

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2010, followed by specific considerations with respect to each Fund covered by this report (each, a “Portfolio”).

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees.

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Advisor and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Funds, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Portfolio, are set forth below under “Portfolio-by-Portfolio Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio are set forth below under “Portfolio-by-Portfolio Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each

54

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2010, the Board took into account the specific data and factors identified below relating to the performance,

55

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2009 and the management fees and expense data described below are as of June 30, 2009.

ING Index Plus LargeCap Portfolio

In evaluating the investment performance of ING Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for all periods presented. The Board noted that the Sub-Adviser took efforts to refine the quantitative based model for selecting stocks used in managing the Portfolio during 2009, and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy CIO of IIM Europe will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager of the Portfolio in early 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Portfolio

In evaluating the investment performance of ING Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, three-year and five-year periods and in the fourth quintile for the year-to-date and one-year periods. The Board noted that the Sub-Adviser took efforts to refine the quantitative based model for selecting stocks used in managing the

Portfolio in 2009, and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy CIO of IIM Europe will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager of the Portfolio in early 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Portfolio

In evaluating the investment performance of ING Index Plus SmallCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, in the fourth quintile for the one-year, three-year and five-year periods and in the fifth quintile for the year-to-date period. The Board noted that the Sub-Adviser took steps to refine the quantitative based model for selecting stocks used in managing the Fund in 2009, and that management has represented to the Board that an enhanced quantitative model under the direction of the Deputy CIO of IIM Europe will be implemented in the first part of 2010. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager of the Portfolio in early 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

56

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-AIP	(1209-021910)

Annual Report

December 31, 2009

Classes ADV, I, S, and S2

ING Variable Products Index Funds

Domestic Equity Index Portfolios

■	ING Russell™ Large Cap Index Portfolio

■	ING Russell™ Large Cap Growth Index Portfolio

■	ING Russell™ Large Cap Value Index Portfolio

■	ING Russell™ Mid Cap Index Portfolio

■	ING Russell™ Mid Cap Growth Index Portfolio

■	ING Russell™ Small Cap Index Portfolio

Fixed-Income Index Portfolio

■	ING U.S. Bond Index Portfolio

International/Global Equity Index Portfolios

■	ING Dow Jones Euro STOXX 50® Index Portfolio

■	ING FTSE 100 Index® Portfolio

■	ING Hang Seng Index Portfolio

■	ING International Index Portfolio

■	ING Japan Equity Index Portfolio

■	ING Russell™ Global Large Cap Index 75% Portfolio

■	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

It would be hard to find fault with the returns of securities markets over the past year, but we have been through a tumultuous period, and recent events raise new questions. By most measures (with the confounding exception of employment) the global recession is abating and economies are growing again, especially in the developing countries of Asia. Every silver lining has a cloud, though, and the improved but fragile outlook carries within it the same risks that got us into this crisis: disengaged monetary policies, unpredictable asset bubbles, enfeebled regulation and wilting political will.

Against the backdrop of the Davos World Economic Forum and President Obama’s first State of the Union address, Ben Bernanke, Chairman of the Federal Reserve, was confirmed by the Senate for a second four-year term, adding some element of certainty to the concerns of investors about the future. He and other policymakers still face economic problems, such as our growing long-term budget deficit, which will influence markets going forward.

How can this information help you with your investment plans? The outlook for corporate profits and market valuations is driven, at least in part, by reactions of government officials to economic and political events. The federal budget deficit casts overtones of uncertainty around expectations for inflation, for example, which could affect the value of all assets in U.S. markets. As a result, it could make sense to broaden one’s investment horizons to include additional exposure to non-U.S. investments.

The strong returns of the stock markets last year should not obscure the fact that keeping a well-diversified asset mix is likely to serve your financial needs. Before you make any changes to your portfolio, discuss them thoroughly with your investment advisor to ensure they appropriately reflect your situation.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President & Chief Executive Officer

ING Funds

January 28, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

In our semi-annual report we described how markets in risky assets, depressed by the financial crisis and recession, had abruptly recovered after early March to register gains through June 30, 2009. This was maintained in the second half of the fiscal year and global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), added 20.00%, for a return of 25.70% for the fiscal year ended December 31, 2009. (The MSCI World IndexSM returned 29.99% for the fiscal year ended December 31, 2009, measured in U.S. dollars). From the March 9, 2009 low point, the return was 60.90%. In currencies, the U.S. dollar was mixed for the year, losing 1.60% to the euro and 9.10% to the pound, but gaining 2.10% on the yen.

The rally had been credited to “green shoots”, a metaphor for signs, perhaps frail and erratic, that the worst of the financial crisis and resulting recession was over. Governments intervened massively to recapitalize companies considered systemically important, or at least to make practically unlimited amounts of liquidity available to them at low cost. These were mainly banks and other financial institutions, but in the U.S. also included major auto makers. Some financial giants in the U.S. and U.K., once thought impregnable, now sit meekly under government control. Interest rates have been reduced to record low levels to encourage these institutions to lend and generally to support demand. Bank lending has continued to stagnate, however (except in China, where banks tend to follow government directions). Corporations have instead issued bonds, which have been eagerly taken up by yield hungry investors.

“Cash-for-Clunkers” programs were successfully introduced in a number of countries, under which governments subsidized the trade-in of old vehicles for newer models. In the U.S., the government offered an $8,000 tax credit to first-time home buyers and extended jobless benefits. In Europe, to reduce the number of workers being laid off, corporations were subsidized to keep them on part time. The UK reduced Value Added Tax.

Government budget deficits have soared to modern-day records: in the U.S. alone, the deficit equaled $1.42 trillion for the fiscal year ending September 30, 2009. To keep interest rates down, the Federal Reserve Board and the Bank of England have been buying Treasury bonds in a strategy known as quantitative easing.

What will happen when large-scale government intervention ends is probably the greatest concern for investors. But China’s rate of gross domestic product (“GDP”) growth is approaching 10% again and by the end of the year some key areas of the domestic economy were clearly looking better.

House prices are rising again. The Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 cities was reported in December to have risen for five consecutive months, although it was still down 7.30% from a year earlier. Sales of existing homes in November rose to the highest levels since February 2007.

On the employment front, just 11,000 jobs were lost in November and by year end the number of new unemployment claims was the lowest since July 2008. Yet the unemployment rate rose to 10.00%, having peaked at 10.20% even as thousands of workers left the labor force. Wage growth continued to decelerate and the average working week still hovered near lowest recorded levels. Broad, sustainable recovery will require a much more vigorous improvement in the labor market.

The economy, after four consecutive quarterly declines, has at least started to expand again. In the third quarter of 2009, GDP in the U.S. rose by 2.20% at an annual rate.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index (3) of investment grade bonds returned 5.93% for the fiscal year ended December 31, 2009. But improving risk appetite, combined with concern over the large volumes of issuance and fears of longer term inflation, meant that the Barclays Capital U.S. Treasury Index(4) component returned (3.57)% while the Barclays Capital Corporate Investment Grade Bond Index(5) returned 18.68%. High yield bonds, represented by the Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index(6), did even better, gaining a remarkable 58.76%. The annual yield on the 90-day U.S. Treasury Bills started the year at 12 basis points and ended it at just 5 basis points.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, returned 26.46% for the fiscal year ended December 31, 2009, led by the technology and materials sectors, with telecoms and utilities lagging, albeit with positive returns. It was far from a smooth ride, and sentiment would periodically become fixated on the rather shaky foundation of the rally. Profits for

2

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2009

S&P 500® companies suffered their ninth straight quarter of annual decline in the third quarter. But this must surely change in the fourth quarter since in the corresponding period in 2008, S&P 500® earnings were actually negative.

In international markets, the MSCI Japan® Index(8) rose 9.10% for the fiscal year, all of it in the first half. By the second quarter, GDP was rising again but it was due to net exports and government stimulus. Domestic demand was still in the doldrums, with wages down for 18 straight months and deflation again the norm. The MSCI Europe ex UK® Index(9) surged 27.70%. As in the U.S., the region’s economy returned to growth in the third quarter of 2009. Prices stopped falling in November and by year end purchasing managers’ indices were in expansion mode. Against this, unemployment was still on the rise to 9.80%. The MSCI UK® Index(10) jumped 27.60%, despite the disappointment that, alone among the world’s largest economies, a rebound in GDP had not been reported by year end. Still, by November house prices were rising on an annual basis for the first time since early 2008, unemployment stabilized and, as in Continental Europe, purchasing managers’ indices pointed firmly to expansion.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(5)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the

Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(6)  The Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 23.47% compared to the Russell Top 200® Index, which returned 24.21% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.

Most sectors had positive returns during the period, with technology, materials and processing, and energy leading the way up.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

ExxonMobil Corp.	3.9%
Microsoft Corp.	2.8%
Apple, Inc.	2.2%
Johnson & Johnson	2.1%
Procter & Gamble Co.	2.1%
International Business Machines Corp.	2.1%
AT&T, Inc.	2.0%
General Electric Co.	1.9%
JPMorgan Chase & Co.	1.9%
Chevron Corp.	1.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ LARGE CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	23.09%	(6.03)%		—
Class I	23.73%	(5.51)%		—
Class S	23.47%	(5.74)%		—
Class S2	—	—		49.26%
Russell Top 200® Index(1)	24.21%	(7.19	)%(2)	51.54	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Large Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Top 200® Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200® Index is a subset of the Russell Top 300® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

(2)	Since inception performance for the index is shown from March 1, 2008.

(3)	Since inception performance for the index is shown from March 1, 2009.

5

ING RUSSELL™ LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Growth Index (1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the period from inception on May 1, 2009 through December 31, 2009, the Portfolio’s Class S shares provided a total return of 28.20% compared to the Russell Top 200® Growth Index, which returned 29.90% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.

All sectors had positive returns during the period. Technology and financial services were among the best performing sectors for the year in absolute terms. The greatest contributions to Portfolio results, however, came from the technology, healthcare and consumer staples sectors.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Microsoft Corp.	5.7%
Apple, Inc.	4.5%
International Business Machines Corp.	4.2%
Google, Inc. - Class A	3.6%
Cisco Systems, Inc.	3.3%
Johnson & Johnson	3.3%
Wal-Mart Stores, Inc.	2.9%
Procter & Gamble Co.	2.8%
Coca-Cola Co.	2.5%
Hewlett-Packard Co.	2.3%

Portfolio holdings are subject to change daily.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ LARGE CAP GROWTH INDEX PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2009
Since Inception of Classes ADV, I, S and S2 May 1, 2009
Class ADV	28.10%
Class I	28.40%
Class S	28.20%
Class S2	27.90%
Russell Top 200® Growth Index(1)	29.90%
Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Large Cap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Top 200® Growth Index offers measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200 Index companies with higher price-to-book ratios and higher forecast growth values.

7

ING RUSSELL™ LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Value Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the period from inception on May 1, 2009 through December 31, 2009, the Portfolio’s Class S shares provided a total return of 26.40% compared to the Russell Top 200® Value Index, which returned 28.02% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.

Overall, the Portfolio closely tracked the return of its benchmark for the reporting period. All sectors of the Portfolio produced positive returns. Financial services and healthcare detracted slightly from relative results. Utilities contributed slightly.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

ExxonMobil Corp.	6.3%
AT&T, Inc.	4.2%
General Electric Co.	4.1%
JPMorgan Chase & Co.	4.0%
Chevron Corp.	3.9%
Pfizer, Inc.	3.7%
Bank of America Corp.	3.3%
Wells Fargo & Co.	2.8%
Verizon Communications, Inc.	2.4%
Goldman Sachs Group, Inc.	2.0%

Portfolio holdings are subject to change daily.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ LARGE CAP VALUE INDEX PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2009
Since Inception of Classes ADV, I, S and S2 May 1, 2009
Class ADV	26.10%
Class I	26.50%
Class S	26.40%
Class S2	25.50%
Russell Top 200® Value Index(1)	28.02%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Large Cap Value Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Top 200® Value Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 companies with lower price-to-book ratios and lower forecasted growth values.

9

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 39.73% compared to the Russell Midcap® Index, which returned 40.48% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

All sectors had positive returns during the period. Technology, energy and consumer discretionary were among the best performing sectors for the year in absolute terms. The greatest contributions to Portfolio results, however, came from the consumer discretionary, technology, and materials and processing sectors.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Precision Castparts Corp.	0.5%
TJX Cos., Inc.	0.5%
Sempra Energy	0.4%
T. Rowe Price Group, Inc.	0.4%
Lorillard, Inc.	0.4%
Avon Products, Inc.	0.4%
HJ Heinz Co.	0.4%
Spectra Energy Corp.	0.4%
Cognizant Technology Solutions Corp.	0.4%
Consolidated Edison, Inc.	0.4%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ MID CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	39.37%	(3.65)%		—
Class I	40.12%	(3.22)%		—
Class S	39.73%	(3.50)%		—
Class S2	—	—		67.57%
Russell Midcap® Index(1)	40.48%	(5.57	)%(2)	68.46	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Mid Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

(2)	Since inception performance for the index is shown from March 1, 2008.

(3)	Since inception performance for the index is shown from March 1, 2009.

11

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Growth Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the period from inception on May 1, 2009 through December 31, 2009, the Portfolio’s Class S shares provided a total return of 31.30% compared to the Russell Midcap® Growth Index, which returned 32.55% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.

All sectors had positive returns during the period. Technology, energy and producer durables were among the best performing sectors for the year in absolute terms. The greatest contributions to Portfolio results, however, came from the technology, consumer discretionary and healthcare sectors.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Precision Castparts Corp.	1.0%
TJX Cos., Inc.	1.0%
T. Rowe Price Group, Inc.	0.9%
Avon Products, Inc.	0.9%
Cognizant Technology Solutions Corp.	0.9%
PPL Corp.	0.8%
Lorillard, Inc.	0.8%
Coach, Inc.	0.8%
Intuitive Surgical, Inc.	0.8%
NetApp, Inc.	0.8%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2009
Since Inception of Classes ADV, I, S and S2 May 1, 2009
Class ADV	31.10%
Class I	31.40%
Class S	31.30%
Class S2	31.10%
Russell Midcap® Growth Index(1)	32.55%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ MidCap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell Midcap® Growth Index measures the performance of the Mid-Cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

13

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 26.39% compared to the Russell 2000® Index, which returned 27.17% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing all, or substantially all, of its assets in stocks that make up the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

All sectors except integrated oils and financial services posted positive returns for the period. Among the leaders in absolute terms were the technology and consumer discretionary sectors. The greatest contributions to Portfolio results for the period came from the consumer discretionary, technology and healthcare sectors.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Human Genome Sciences, Inc.	0.6%
Tupperware Corp.	0.3%
3Com Corp.	0.3%
E*Trade Financial Corp.	0.3%
Domtar Corp.	0.3%
Assured Guaranty Ltd.	0.3%
Skyworks Solutions, Inc.	0.3%
Solera Holdings, Inc.	0.2%
Highwoods Properties, Inc.	0.2%
Bally Technologies, Inc.	0.2%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

14

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ SMALL CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	26.17%	(0.90)%		—
Class I	26.58%	(0.48)%		—
Class S	26.39%	(0.75)%		—
Class S2	—	—		61.53%
Russell 2000® Index(1)	27.17%	(3.41	)%(2)	62.88	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Small Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(2)	Since inception performance for the index is shown from March 1, 2008.

(3)	Since inception performance for the index is shown from March 1, 2009.

15

ING U.S. BOND INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index(1). The Portfolio is managed by Andrew A. Johnson, Managing Director, and Tracy L. Gage, Senior Vice President, of Neuberger Berman Fixed Income LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2009, the Portfolio’s Class I shares provided a total return of 5.88% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 5.93% for the same period.

Portfolio Specifics*: There was little optimism surrounding the economy as the year began and for good reason. The continued fallout from the bursting of the housing bubble and the severe repercussions from the September 2008 bankruptcy of Lehman Brothers had essentially frozen the credit markets. The new year began with the U.S. Department of Commerce announcing that fourth quarter 2008 gross domestic product (“GDP”) had contracted 5.4% following a 2.7% decline during the previous three months. Economic weakness intensified during the first quarter of 2009, as GDP declined 6.4%. In the second quarter, the economy began to show some signs of bottoming. While “less bad” economic news was the norm in the spring and early summer, some data showed actual improvements. Increased investor confidence in the economy was validated when second quarter GDP was shown to have contracted only 0.7% due, in part, to more modest declines in both exports and business spending. While some data, most notably conditions in the labor market, remained weak, economic data by and large surprised on the upside during the third quarter. GDP expanded 2.2% during the third quarter, its first positive reading in a year. While fourth quarter GDP figures will not be released until late January 2010, it is possible that economic growth will surpass its reading during the previous three months. Fourth quarter GDP may reach 4%, driven by higher auto sales, an upturn in home sales due to stabilizing prices and the homebuyer tax credit, and a reduction in inventory liquidation.

Our passive bond indexing strategy is a risk constrained investment strategy that maintains a neutral duration position, yield curve structure, and sector structure relative to the Portfolio’s benchmark, with discretion to seek added value through issue selection.

Using risk exposure analysis, we seek to precisely match the sector positioning of the Portfolio to the sector positioning of the Portfolio’s benchmark. To the extent that the Portfolio’s returns differed from its benchmark, the difference was attributable to value added from issue selection decisions within the corporate bond sector and trading costs associated with rebalancing the Portfolio. During 2009, the Portfolio generated a return that was slightly less than that of the benchmark. This was largely the result of transaction costs incurred during the year. On the upside, issue selection in the corporate sector was beneficial for performance in 2009. Examples of individual holdings that enhanced the Portfolio’s performance were Citigroup, General Electric Capital Corp., Bank of America, Goldman Sachs, Dow Chemical, and Time Warner Cable.

Current Strategy and Outlook: We anticipate that the U.S. economy will continue to recover in 2010. Both the consensus and our view is for sub-trend growth, as we believe overall GDP in 2010 is going to be highly dependent on the future economic policy actions out of Washington. On the monetary side, we will be closely watching the timing and methods of quantitative easing removal. The fiscal side is still currently very murky due to the pending finalization of the health care bill and tax policies. That said, a number of challenges remain that will influence longer term economic growth as many families, homeowners, and businesses still face severe financial pressure.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2009

(as a percent of net assets)

Federal National Mortgage Association, 4.500%, due 01/25/39	2.5%
U.S. Treasury Note, 3.875%, due 09/15/10	2.2%
U.S. Treasury Note, 4.750%, due 01/31/12	2.1%
Federal National Mortgage Association, 5.500%, due 01/25/24	1.8%
U.S. Treasury Note, 4.250%, due 11/15/13	1.7%
U.S. Treasury Note, 4.875%, due 04/30/11	1.7%
U.S. Treasury Note, 1.125%, due 01/15/12	1.3%
U.S. Treasury Note, 4.125%, due 05/15/15	1.3%
U.S. Treasury Note, 1.375%, due 05/15/12	1.3%
U.S. Treasury Note, 4.750%, due 05/31/12	1.2%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and U.S. government agency obligation.

Portfolio holdings are subject to change daily.

16

PORTFOLIO MANAGERS’ REPORT	ING U.S. BOND INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Class I March 7, 2008		Since Inception of Classes ADV and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	5.29%	—		4.72%		—
Class I	5.88%	5.22%		—		—
Class S	5.54%	—		4.88%		—
Class S2	—	—		—		6.74%
Barclays Capital U.S. Aggregate Bond Index(1)	5.93%	5.07	%(2)	5.07	%(2)	7.28	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Bond Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)	Since inception performance for the index is shown from March 1, 2008.

(3)	Since inception performance for the index is shown from March 1, 2009.

17

ING DOW JONES EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Dow Jones EURO STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Dow Jones EURO STOXX 50® Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the period from inception on August 17, 2009 through December 31, 2009, the Portfolio’s Class I shares provided a total return of 16.60% compared to the Dow Jones EURO STOXX 50® Index, which returned 16.81% for the same period.**

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Dow Jones EURO STOXX 50® Index. The Portfolio attempts to track the Dow Jones EURO STOXX 50® Index by investing all, or substantially all, of its assets in stocks that make up the Dow Jones EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the Dow Jones EURO STOXX 50® Index.

All sectors had positive returns during the period. Healthcare, materials and energy were the best performing sectors for the year in absolute terms. The greatest contributions to Portfolio results, however, came from the financial, energy and industrial sectors.

Current Outlook and Strategy: As we close the chapter on another year,

we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Total S.A.	6.0%
Banco Santander Central Hispano S.A.	5.7%
Telefonica S.A.	4.9%
E.ON AG	3.6%
Sanofi-Aventis	3.6%
BNP Paribas	3.3%
Siemens AG	3.2%
Banco Bilbao Vizcaya Argentaria S.A.	2.9%
Bayer AG	2.8%
ENI S.p.A.	2.6%

Portfolio holdings are subject to change daily.

18

*	The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	The return for the Dow Jones Euro STOXX 50® Index is for the period of August 17, 2009 through December 31, 2009.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING DOW JONES EURO STOXX 50® INDEX PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2009
Since Inception of Classes ADV and I August 17, 2009
Class ADV	16.30%
Class I	16.60%
Dow Jones EURO STOXX 50® Index(1)	16.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Dow Jones Euro STOXX 50® Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Dow Jones Euro STOXX 50® Index covers 50 stocks from 12 Euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

19

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the FTSE 100 Index®(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the period from inception on August 17, 2009 through December 31, 2009, the Portfolio’s Class I shares provided a total return of 16.10% compared to the FTSE 100 Index®, which returned 16.54% for the same period**.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.

All sectors of the Portfolio produced positive returns. Financial services benefited relative results, whereas materials, consumer staples and health care detracted from relative results. These effects canceled out, and the Portfolio closely tracked the return of its benchmark for the reporting period.

Current Outlook and Strategy: As we close the chapter on another year,

we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

*	The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	The return for the FTSE 100 Index® is for the period of August 17, 2009 through December 31, 2009.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

HSBC Holdings PLC	8.6%
BP PLC	7.9%
Vodafone Group PLC	5.3%
GlaxoSmithKline PLC	4.8%
Royal Dutch Shell PLC - Class A	4.7%
Rio Tinto PLC	3.6%
Royal Dutch Shell PLC- Class B	3.4%
BHP Billiton PLC	3.1%
AstraZeneca PLC	3.0%
British American Tobacco PLC	2.8%

Portfolio holdings are subject to change daily.

20

PORTFOLIO MANAGERS’ REPORT	ING FTSE 100 INDEX® PORTFOLIO

Cumulative Total Returns for the Period Ended December 31, 2009
Since Inception of Classes ADV and I August 17, 2009
Class ADV	16.00%
Class I	16.10%
FTSE 100 Index®(1)	16.54%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FTSE 100 Index® Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The FTSE 100 Index® is a share index of the 100 most highly capitalized UK companies listed on the London Stock Exchange.

21

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Hang Seng Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the period from inception on May 1, 2009 through December 31, 2009, the Portfolio’s Class S shares provided a total return of 30.93% compared to the Hang Seng Index, which returned 36.67% for the period of May 4, 2009 through December 31, 2009.**

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by investing all, or substantially all, of its assets in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.

All sectors had positive returns during the period with information technology, financials and energy leading the way up. The Portfolio underperformed its benchmark because of several large cash flows, which we invested with a lag due to the time difference between the United States and Hong Kong. The lag meant that on several occasions when the Hang Seng Index experienced strong gains, the Portfolio was effectively under-invested, and thus did not participate fully in those gains.

Current Outlook and Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

*	The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	Although the Portfolio incepted on May 1, 2009, the Hang Seng Index was closed on that date. Therefore, the Hang Seng Index return is presented from May 4, 2009. The Sub-Adviser’s investments in securities of the Hang Seng Index also began on May 4, 2009.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

HSBC Holdings PLC	12.1%
China Construction Bank	6.6%
China Mobile Ltd.	6.4%
Industrial and Commercial Bank of China Ltd.	5.9%
Bank of China Ltd.	4.7%
China Life Insurance Co. Ltd.	4.2%
CNOOC Ltd.	3.2%
PetroChina Co. Ltd.	2.9%
Sun Hung Kai Properties Ltd.	2.6%
Tencent Holdings Ltd.	2.5%

Portfolio holdings are subject to change daily.

22

PORTFOLIO MANAGERS’ REPORT	ING HANG SENG INDEX PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2009
	Since Inception of Class S May 1, 2009	Since Inception of Classes ADV, I and S2 May 4, 2009
Class ADV	—	30.72%
Class I	—	31.14%
Class S	30.93%	—
Class S2	—	30.80%
Hang Seng Index(1)	44.36%	36.67%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Hang Seng Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The Hang Seng Index is a free float-adjusted market capitalization-weighted stock market index in Hong Kong.

23

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 27.46% compared to the MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index(1), which returned 31.78% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing all, or substantially all, of its assets in stocks that make up the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.

All sectors of the Index produced positive returns for the period, with the materials, financials and consumer discretionary sectors leading the way up. The greatest contributions to Portfolio return came from the financials, materials and consumer discretionary sectors.

Current Outlook and Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

**	The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings* as of December 31, 2009

(as a percent of net assets)

HSBC Holdings PLC	1.9%
BP PLC	1.7%
Nestle S.A.	1.6%
Total S.A.	1.3%
Banco Santander Central Hispano S.A.	1.3%
BHP Billiton Ltd.	1.2%
Toyota Motor Corp.	1.2%
Vodafone Group PLC	1.2%
Telefonica S.A.	1.1%
Roche Holding AG - Genusschein	1.1%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

24

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	27.06%	(9.91)%		—
Class I	28.08%	(9.42)%		—
Class S	27.46%	(9.71)%		—
Class S2	—	—		62.18%
MSCI EAFE® Index(1)	31.78%	(10.83	)%(2)	62.82	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)	Since inception performance for the index is shown from March 1, 2008.

(3)	Since inception performance for the index is shown from March 1, 2009.

25

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING Japan Equity Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Tokyo Stock Price Index®(1) (“TOPIX Index”). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the period from inception on August 17, 2009 through December 31, 2009, the Portfolio’s Class I shares provided a total return of (1.80)% compared to the TOPIX Index, which returned (1.63)% for the same period**.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by investing all, or substantially all, of its assets in stocks that make up the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.

Large negative returns in financials and energy dragged down the TOPIX Index for the year. The Portfolio suffered its worst losses in those sectors also, but also benefited from contributions in such sectors as information technology and consumer discretionary.

Current Outlook and Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

Toyota Motor Corp.	4.3%
Mitsubishi UFJ Financial Group, Inc.	2.7%
Honda Motor Co. Ltd.	2.1%
Canon, Inc.	1.9%
Mitsubishi Corp.	1.4%
Nippon Telegraph & Telephone Corp.	1.2%
Toyko Electric Power Co., Inc.	1.2%
Takeda Pharmaceutical Co. Ltd.	1.2%
Sumitomo Mitsui Financial Group, Inc.	1.1%
Sony Corp.	1.1%

Portfolio holdings are subject to change daily.

*	The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**	The return for the TOPIX Index is for the period of August 17, 2009 through December 31, 2009.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

26

PORTFOLIO MANAGERS’ REPORT	ING JAPAN EQUITY INDEX PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2009
Since Inception of Classes ADV and I August 17, 2009
Class ADV	(2.00)%
Class I	(1.80)%
TOPIX Index®(1)	(1.63)%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Japan Equity Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	The TOPIX Index® is the composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

27

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

ING RussellTM Global Large Cap Index 75% Portfolio (the “Portfolio”) seeks to maximize total return, consisting of capital appreciation and current income, over the long term by allocating its assets among stock, bonds, short-term instruments and other investments. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 25.25% compared to the Russell™ Global Large Cap Index(1), Barclays Capital U.S. Aggregate Bond Index(2) and a composite index consisting of 75% Russell™ Global Large Cap Index and 25% Barclays Capital U.S. Aggregate Bond Index, which returned 36.74%, 5.93% and 28.77%, respectively, for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell™ Global Large Cap Index and the Barclays Capital U.S. Aggregate Bond Index (collectively, “indices”). The Portfolio attempts to track the indices by investing all, or substantially all, of its assets in securities that make up the indices, or securities that themselves invest in baskets of securities included in the indices. The Portfolio may not always hold all of the same securities as the indices.

Most sectors had positive absolute returns during the period, with technology leading the way up. The Portfolio’s technology weighting detracted from relative results; however, the Portfolio’s weightings in integrated oils and utilities partially offset that relative detraction. Also, the Portfolio’s 25% fixed income weighting, which consists of an exchange-traded fund (“ETF”) designed to track the performance of the Barclays Capital U.S. Aggregate Bond Index, dragged down the Portfolio’s return relative to the Russell Global Large Cap Index®.

Current Outlook and Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

**	The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

iShares Barclays Aggregate Bond Fund	17.7%
ExxonMobil Corp.	1.0%
iShares S&P 500 Index Fund	1.0%
iShares MSCI EAFE Index Fund	0.8%
Microsoft Corp.	0.7%
HSBC Holdings PLC	0.6%
Apple, Inc.	0.6%
BP PLC	0.6%
Johnson & Johnson	0.6%
Nestle S.A.	0.5%

Portfolio holdings are subject to change daily.

28

PORTFOLIO MANAGERS’ REPORT	ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO

29

Average Annual Total Returns for the Periods Ended December 31, 2009
	1 Year	Since Inception of Classes ADV, I and S September 17, 2008
Class ADV	24.87%	1.44%
Class I	25.40%	1.98%
Class S	25.25%	1.92%
RussellTM Global Large Cap Index(1)	36.74%	5.82	%(4)
Barclays Capital U.S. Aggregate Bond Index(2)	5.93%	8.54	%(4)
Composite Index(3)	28.77%	3.53	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Russell™ Global Large Cap Index 75% Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The RussellTM Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization. The index includes approximately 3,000 securities and covers 86% of the investable global market.

(2)	The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)	The Composite Index consists of 75% RussellTM Global Large Cap Index and 25% Barclays Capital U.S. Aggregate Bond Index.

(4)	Since inception performance for the indices is shown from October 1, 2008.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of December 31, 2009

(as a percent of net assets)

United States	25.5%
United Kingdom	11.2%
France	8.4%
Spain	6.7%
Canada	5.4%
Australia	5.3%
Germany	5.0%
Developed Markets	4.3%
Taiwan	4.1%
Netherlands	3.6%
Italy	3.6%
Switzerland	2.2%
Countries between 0.9% — 1.8%(1)	7.4%
Countries less than 0.9%(2)	7.5%
Other Assets and Liabilities — Net*	(0.2)%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I.
(1)	Includes six countries, which each represents 0.9% - 1.8% of net assets.
(2)	Includes twenty one countries, which each represents less than 0.9% of net assets

Portfolio holdings are subject to change daily.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (the “Portfolio”) seeks investment returns that closely correspond to the price and yield performance (before fees and expenses) of the WidomTreeSM Global High-Yielding Equity Index(1). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2009, the Portfolio’s Class S shares provided a total return of 29.93% compared to the WisdomTreeSM Global High-Yielding Equity Index, which returned 31.91% for the same period.

Portfolio Specifics***: All sectors posted positive returns for the period, led by materials, information technology and financials. The greatest contributions to Portfolio results came from the financials, materials and energy sectors.

The Portfolio employs a “passive management” approach designed to track the performance of the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio attempts to track the WisdomTreeSM Global High-Yielding Equity Index by investing all, or substantially all, of its assets in stocks that make up the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio may not always hold all of the same securities as the WisdomTreeSM Global High-Yielding Equity Index.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. Employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

*	Effective January 13, 2009, Mr. Aguilar is no longer a portfolio manager to the Portfolio.

**	The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceeding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings

as of December 31, 2009

(as a percent of net assets)

iShares MSCI EAFE Index Fund	4.3%
General Electric Co.	2.8%
iShares S&P 500 Value Index Fund	2.3%
BP PLC	2.2%
AT&T, Inc.	1.9%
Pfizer, Inc.	1.7%
Banco Sanfander Central Hispano S.A.	1.7%
HSBC Holdings PLC	1.6%
Total S.A.	1.6%
Telefonica S.A.	1.5%

Portfolio holdings are subject to change daily.

30

PORTFOLIO MANAGERS’ REPORT	ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2009
	1 Year	Since Inception of Classes ADV and S January 28, 2008
Class ADV	29.55%	(11.00)%
Class I	29.15%	(10.98)%
Class S	29.93%	(10.69)%
WisdomTree Global High-Yielding Equity Index(1)	31.91%	(9.48	)%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING WisdomTreeSM Global High-Yielding Equity Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)

The WisdomTreeSM Global High-Yielding Equity Index is a fundamentally weighted index that measures the performance of high dividend-yielding companies selected from the WisdomTree Global Dividend Index, which measures the performance of dividend-paying companies in the U.S., developed and emerging markets.

(2)	Since inception performance for the index is shown from February 1, 2008.

31

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
ING RussellTM Large Cap Index Portfolio
Class ADV	$1,000.00	$1,209.00	0.87%	$4.84	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,212.00	0.37	2.06	1,000.00	1,023.34	0.37	1.89
Class S	1,000.00	1,211.20	0.62	3.46	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	1,199.20	0.77	4.27	1,000.00	1,021.32	0.77	3.92
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,216.50	0.98%	$5.48	$1,000.00	$1,020.27	0.98%	$4.99
Class I	1,000.00	1,218.20	0.48	2.68	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,217.50	0.73	4.08	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,214.60	0.88	4.91	1,000.00	1,020.77	0.88	4.48
ING RussellTM Large Cap Value Index Portfolio
Class ADV	$1,000.00	$1,200.80	1.06%	$5.88	$1,000.00	$1,019.86	1.06%	$5.40
Class I	1,000.00	1,202.50	0.56	3.11	1,000.00	1,022.38	0.56	2.85
Class S	1,000.00	1,201.50	0.81	4.49	1,000.00	1,021.12	0.81	4.13
Class S2	1,000.00	1,193.00	0.96	5.31	1,000.00	1,020.37	0.96	4.89
ING RussellTM Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,272.70	0.93%	$5.33	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,274.30	0.43	2.46	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,274.10	0.68	3.90	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	1,274.10	0.83	4.76	1,000.00	1,021.02	0.83	4.23

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

32

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2009*
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,249.80	1.04%	$5.90	$1,000.00	$1,019.96	1.04%	$5.30
Class I	1,000.00	1,251.40	0.54	3.06	1,000.00	1,022.48	0.54	2.75
Class S	1,000.00	1,250.50	0.79	4.48	1,000.00	1,021.22	0.79	4.02
Class S2	1,000.00	1,249.80	0.94	5.33	1,000.00	1,020.47	0.94	4.79
ING RussellTM Small Cap Index Portfolio
Class ADV	$1,000.00	$1,234.50	0.95%	$5.35	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	1,237.10	0.45	2.54	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	1,236.70	0.70	3.95	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,236.00	0.85	4.79	1,000.00	1,020.92	0.85	4.33
ING U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,035.60	0.94%	$4.82	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	1,038.60	0.44	2.26	1,000.00	1,022.99	0.44	2.24
Class S	1,000.00	1,036.70	0.69	3.54	1,000.00	1,021.73	0.69	3.52
Class S2	1,000.00	1,038.80	0.84	4.32	1,000.00	1,020.97	0.84	4.28
ING Dow Jones Euro STOXX 50® Index Portfolio
Class ADV(1)	$1,000.00	$1,163.00	0.97%	$3.94	$1,000.00	$1,020.32	0.97%	$4.94
Class I(1)	1,000.00	1,166.00	0.47	1.91	1,000.00	1,022.84	0.47	2.40
ING FTSE Index® Portfolio
Class ADV(1)	$1,000.00	$1,160.00	0.98%	$3.97	$1,000.00	$1,020.27	0.98%	$4.99
Class I(1)	1,000.00	1,161.00	0.48	1.95	1,000.00	1,022.79	0.48	2.45
ING Hang Seng Index Portfolio
Class ADV	$1,000.00	$1,179.80	1.28%	$7.03	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,182.50	0.78	4.29	1,000.00	1,021.27	0.78	3.97
Class S	1,000.00	1,180.60	1.03	5.66	1,000.00	1,020.01	1.03	5.24
Class S2	1,000.00	1,179.40	1.18	6.48	1,000.00	1,019.26	1.18	6.01
ING International Index Portfolio
Class ADV	$1,000.00	$1,206.80	0.99%	$5.51	$1,000.00	$1,020.21	0.99%	$5.04
Class I	1,000.00	1,210.90	0.50	2.79	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,206.80	0.75	4.17	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,206.20	0.90	5.00	1,000.00	1,020.67	0.90	4.58
ING Japan Equity Index Portfolio
Class ADV(1)	$1,000.00	$980.00	0.94%	$3.49	$1,000.00	$1,020.47	0.94%	$4.79
Class I(1)	1,000.00	982.00	0.44	1.64	1,000.00	1,022.99	0.44	2.24
ING RussellTM Global LargeCap Index 75% Portfolio
Class ADV	$1,000.00	$1,184.10	1.10%	$6.06	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,186.50	0.60	3.31	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,185.10	0.85	4.68	1,000.00	1,020.92	0.85	4.33
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	$1,000.00	$1,257.70	1.29%	$7.34	$1,000.00	$1,018.70	1.29%	$6.56
Class I	1,000.00	1,253.70	0.79	4.49	1,000.00	1,021.22	0.79	4.02
Class S	1,000.00	1,263.40	1.04	5.93	1,000.00	1,019.96	1.04	5.30

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.
(1)	Commencement of operations was August 17, 2009. Expenses paid for the Actual Portfolio Return reflect the 137-day period ended December 31, 2009.

33

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

Effective May 1, 2009, the contractual obligations for ING WisdomTreeSM Global High-Yielding Equity Index Portfolio have changed. If these changes had been in place during the reporting period, actual and hypothetical ending account balances annualized expense ratio and expenses paid would have been as follows:

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio (adjusted for contractual changes)	Expenses Paid During the Six Months Ended December 31, 2009**	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio (adjusted for contractual changes)	Expenses Paid During the Six Months Ended December 31, 2009**
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	$1,000.00	$1,030.10	1.34%	$6.74	$1,000.00	$1,018.15	1.34%	$6.71
Class I	1,000.00	993.50	0.84	4.15	1,000.00	1,020.63	0.84	4.21
Class S	1,000.00	1,028.40	1.09	5.48	1,000.00	1,019.39	1.09	5.46

**	Expenses are equal to each Fund’s respective annualized expense ratios, adjusted for contractual changes, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

34

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING U.S. Bond Index Portfolio (formerly, ING Lehman Brothers U.S. Aggregate Bond Index Portfolio), ING Dow Jones Euro STOXX 50® Index Portfolio, ING FTSE Index® Portfolio, ING Hang Seng Index Portfolio, ING International Index Portfolio, ING Japan Equity Index Portfolio, ING RussellTM Global Large Cap Index 75% Portfolio (formerly, ING RussellTM Global LargeCap Index 85% Portfolio), and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 25, 2010

35

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Index Portfolio
ASSETS:
Investments in securities at value+*	$659,460,181	$381,715,103	$77,001,604	$1,371,446,225
Short-term investments**	466,349	1,021,510	—	38,627,073
Short-term investments in affiliates***	35,824,000	5,553,000	1,343,000	16,750,000
Cash	416	130	352	154
Cash collateral for futures	2,770,650	464,328	98,250	1,254,951
Receivables:
Investment securities sold	—	—	—	1,178,914
Fund shares sold	693,421	13	52,354	168,370
Dividends and interest	907,091	537,187	106,156	1,728,120
Prepaid expenses	24,521	15,051	8,661	27,590
Reimbursement due from manager	67,346	—	—	—

Total assets	700,213,975	389,306,322	78,610,377	1,431,181,397

LIABILITIES:
Payable for fund shares redeemed	85,814	1,504,693	134,737	812,957
Payable upon receipt of securities loaned	570,936	1,267,638	—	38,680,841
Payable to affiliates	301,080	178,628	36,524	501,577
Payable for directors fees	19,011	5,989	1,843	1,148
Other accrued expenses and liabilities	156,297	84,529	77,682	35,770

Total liabilities	1,133,138	3,041,477	250,786	40,032,293

NET ASSETS	$699,080,837	$386,264,845	$78,359,591	$1,391,149,104

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$830,059,952	$530,501,943	$76,178,566	$1,261,467,197
Undistributed net investment income	24,770,372	2,352,938	1,296,386	8,156,981
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(309,020,862)	(212,552,872)	(18,657,080)	(12,735,534)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	153,271,375	65,962,836	19,541,719	134,260,460

NET ASSETS	$699,080,837	$386,264,845	$78,359,591	$1,391,149,104

+ Including securities loaned at value	$557,089	$1,219,321	$—	$37,287,270
* Cost of investments in securities	$506,374,033	$315,478,117	$57,451,022	$1,237,862,605
** Cost of short-term investments	$570,936	$1,267,638	$—	$38,680,841
*** Cost of short-term investments in affiliates	$35,824,000	$5,553,000	$1,343,000	$16,750,000

See Accompanying Notes to Financial Statements

36

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Index Portfolio
Class ADV:
Net assets	$6,834,690	$150,707	$25,797	$2,855,782
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	771,941	11,769	2,045	309,159
Net asset value and redemption price per share	$8.85	$12.81	$12.61	$9.24
Class I:
Net assets	$251,504,106	$241,607,849	$48,210,549	$1,285,223,353
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	28,209,971	18,811,540	3,811,875	138,282,930
Net asset value and redemption price per share	$8.92	$12.84	$12.65	$9.29
Class S:
Net assets	$440,737,567	$144,502,440	$30,119,459	$103,064,944
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	49,572,132	11,274,509	2,382,865	11,136,709
Net asset value and redemption price per share	$8.89	$12.82	$12.64	$9.25
Class S2:
Net assets	$4,474	$3,849	$3,786	$5,025
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	509	301	302	543
Net asset value and redemption price per share	$8.79	$12.79	$12.55	$9.25

See Accompanying Notes to Financial Statements

37

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING Dow Jones Euro STOXX 50® Index Portfolio
ASSETS:
Investments in securities at value+*	$279,725,552	$612,052,763	$3,652,648,148	$796,946,791
Investments in affiliates**	—	—	—	13,028,438
Short-term investments at value***	12,970,287	38,994,860	108,894,200	—
Short-term investments in affiliates****	4,215,000	39,751,000	504,578,314	—
Cash	176	31,555	2,682,488	693,531
Cash collateral for futures	347,396	2,189,721	—	627,642
Foreign currencies at value*****	—	140,951	—	13,774,638
Receivables:
Investment securities sold	499,686	—	22,599,181	—
Fund shares sold	12,854	125,710	4,659,340	108,899
Dividends and interest	205,932	729,792	27,911,981	222,849
Prepaid expenses	13,141	13,088	76,912	77,374
Reimbursement due from manager	—	9,250	—	—

Total assets	297,990,024	694,038,690	4,324,050,564	825,480,162

LIABILITIES:
Payable for investment securities purchased	—	—	544,500,083	—
Payable for fund shares redeemed	1,506,750	1,338,381	691,215	133,838
Payable upon receipt of securities loaned	13,185,859	39,095,326	8,916,000	—
Payable to affiliates	164,806	257,693	1,355,950	243,765
Payable for directors fees	7,073	3,797	15,410	5,385
Other accrued expenses and liabilities	82,489	53,634	108,576	294,004

Total liabilities	14,946,977	40,748,831	555,587,234	676,992

NET ASSETS	$283,043,047	$653,289,859	$3,768,463,330	$824,803,170

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$425,099,037	$636,165,820	$3,762,203,722	$774,360,704
Undistributed net investment income	920,176	3,592,162	594,774	3,817,054
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(189,267,557)	(16,492,293)	(2,917,026)	(950,309)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	46,291,391	30,024,170	8,581,860	47,575,721

NET ASSETS	$283,043,047	$653,289,859	$3,768,463,330	$824,803,170

+ Including securities loaned at value	$12,689,408	$36,933,362	$8,745,185	$—
* Cost of investments in securities	$233,173,536	$583,529,093	$3,644,074,488	$750,185,496
** Cost of investments in affiliates	$—	$—	$—	$12,584,154
*** Cost of short-term investments	$13,185,859	$39,095,326	$108,886,000	$—
**** Cost of short-term investments in affiliates	$4,215,000	$39,751,000	$504,578,314	$—
***** Cost of foreign currencies	$—	$142,147	$—	$13,785,054

See Accompanying Notes to Financial Statements

38

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING Dow Jones Euro STOXX 50® Index Portfolio
Class ADV:
Net assets	$3,945	$1,971,662	$1,431,767	$665,444
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	202,503	138,045	57,212
Net asset value and redemption price per share	$13.11	$9.74	$10.37	$11.63
Class I:
Net assets	$9,643,891	$514,616,013	$3,501,279,641	$824,137,726
Shares authorized	100,000,000	100,000,000	500,000,000	200,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	734,170	52,449,762	337,031,805	70,702,731
Net asset value and redemption price per share	$13.14	$9.81	$10.39	$11.66
Class S:
Net assets	$271,776,482	$136,697,338	$265,748,807	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	20,701,122	13,992,548	25,639,663	n/a
Net asset value and redemption price per share	$13.13	$9.77	$10.36	n/a
Class S2:
Net assets	$1,618,729	$4,846	$3,115	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	123,440	498	300	n/a
Net asset value and redemption price per share	$13.11	$9.74	$10.37	n/a

See Accompanying Notes to Financial Statements

39

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING FTSE Index® Portfolio	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan Equity Index Portfolio
ASSETS:
Investments in securities at value+*	$601,253,746	$120,808,991	$315,141,910	$478,660,305
Investments in affiliates**	—	—	1,094,589	—
Short-term investments at value***	—	—	3,142,182	746,000
Short-term investments in affiliates****	—	3,135,000	3,996,000	—
Cash	570,871	122	3,913	1,375,118
Cash collateral for futures	1,009,820	743,563	2,924,396	949,060
Foreign currencies at value*****	16,259,534	20,330,880	6,540,438	23,677,149
Receivables:
Fund shares sold	81,160	21,855	416,279	71,387
Dividends and interest	1,943,078	153,224	707,912	362,568
Prepaid expenses	73,916	9,012	10,485	71,639
Reimbursement due from manager	—	—	21,806	—

Total assets	621,192,125	145,202,647	333,999,910	505,913,226

LIABILITIES:
Payable for fund shares redeemed	100,958	16,947	271,741	83,647
Payable upon receipt of securities loaned	—	—	3,149,727	746,000
Payable to affiliates	186,262	81,799	156,638	149,719
Payable for directors fees	5,110	372	4,990	2,845
Other accrued expenses and liabilities	254,735	42,610	231,567	147,331
Payable for licensing fees	—	16,674	—	12,970

Total liabilities	547,065	158,402	3,814,663	1,142,512

NET ASSETS	$620,645,060	$145,044,245	$330,185,247	$504,770,714

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$559,343,778	$136,008,534	$416,851,913	$503,208,470
Undistributed net investment income	3,993,358	—	12,160,093	33,616
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and futures	2,927,161	(815,425)	(170,115,609)	(940,521)
Net unrealized appreciation on investments, foreign currency related transactions, and futures	54,380,763	9,851,136	71,288,850	2,469,149

NET ASSETS	$620,645,060	$145,044,245	$330,185,247	$504,770,714

+ Including securities loaned at value	$—	$—	$3,042,074	$701,844
* Cost of investments in securities	$547,179,329	$111,811,324	$244,326,814	$475,555,108
** Cost of investments in affiliates	$—	$—	$825,237	$—
*** Cost of short-term investments	$—	$—	$3,149,727	$746,000
**** Cost of short-term investments in affiliates	$—	$3,135,000	$3,996,000	$—
***** Cost of foreign currencies	$16,171,958	$20,338,053	$6,568,603	$24,577,761

See Accompanying Notes to Financial Statements

40

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING FTSE Index® Portfolio	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan Equity Index Portfolio
Class ADV:
Net assets	$758,590	$3,926	$1,641,111	$327,316
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	65,406	301	200,869	33,384
Net asset value and redemption price per share	$11.60	$13.04	$8.17	$9.80
Class I:
Net assets	$619,886,470	$101,682,909	$216,452,970	$504,443,398
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	53,375,256	7,798,751	26,366,364	51,350,852
Net asset value and redemption price per share	$11.61	$13.04	$8.21	$9.82
Class S:
Net assets	n/a	$43,353,484	$112,086,301	n/a
Shares authorized	n/a	100,000,000	100,000,000	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	3,327,632	13,715,462	n/a
Net asset value and redemption price per share	n/a	$13.03	$8.17	n/a
Class S2:
Net assets	n/a	$3,926	$4,865	n/a
Shares authorized	n/a	100,000,000	100,000,000	n/a
Par value	n/a	$0.001	$0.001	n/a
Shares outstanding	n/a	301	594	n/a
Net asset value and redemption price per share	n/a	$13.04	$8.19	n/a

See Accompanying Notes to Financial Statements

41

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009

	ING RussellTM Global Large Cap Index 75% Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
ASSETS:
Investments in securities at value*	$67,178,980	$219,672,627
Investments in affiliates**	65,111	—
Short-term investments in affiliates***	—	283,000
Cash	27,606	245
Foreign currencies at value****	210,357	558,609
Receivables:
Investment securities sold	867,439	—
Fund shares sold	21,984	—
Dividends and interest	113,256	487,573
Prepaid expenses	1,530	4,990

Total assets	68,486,263	221,007,044

LIABILITIES:
Payable for investment securities purchased	85,780	294,136
Payable for fund shares redeemed	6	1,114,668
Payable to affiliates	113,420	153,432
Payable for directors fees	8,872	1,420
Other accrued expenses and liabilities	64,640	85,010
Payable for borrowings against line of credit	750,000	—
Payable for licensing fees	—	100,408

Total liabilities	1,022,718	1,749,074

NET ASSETS	$67,463,545	$219,257,970

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$64,448,116	$252,548,040
Undistributed net investment income	18,786	7,066,880
Accumulated net realized loss on investments and foreign currency related transactions	(1,702,260)	(44,322,493)
Net unrealized appreciation on investments and foreign currency related transactions	4,698,903	3,965,543

NET ASSETS	$67,463,545	$219,257,970

* Cost of investments in securities	$62,474,618	$215,703,482
** Cost of investments in affiliates	$75,850	$—
*** Cost of short-term investments in affiliates	$—	$283,000
**** Cost of foreign currencies	$205,922	$558,292

See Accompanying Notes to Financial Statements

42

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2009 (CONTINUED)

	ING RussellTM Global Large Cap Index 75% Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV:
Net assets	$2,988	$776
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	100
Net asset value and redemption price per share	$9.93	$7.76
Class I:
Net assets	$2,992	$8
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	301	1
Net asset value and redemption price per share	$9.94	$7.71
Class S:
Net assets	$67,457,565	$219,257,186
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	6,770,177	28,235,787
Net asset value and redemption price per share	$9.96	$7.77

See Accompanying Notes to Financial Statements

43

STATEMENTS OF OPERATIONS

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Index Portfolio
	Year Ended December 31, 2009	May 1, 2009(2) to December 31, 2009	May 1, 2009(2) to December 31, 2009	Year Ended December 31, 2009
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$29,763,429	$3,332,676	$1,726,932	$10,765,852
Interest	282	—	4	16
Securities lending income	170,608	1,108	—	291,444

Total investment income	29,934,319	3,333,784	1,726,936	11,057,312

EXPENSES:
Investment management fees	3,186,794	778,468	320,037	1,698,713
Distribution and service fees:
Class ADV	15,348	298	54	4,794
Class S	525,158	157,794	33,055	149,650
Class S2	340	14	98	18
Transfer agent fees	2,872	466	379	993
Administrative service fees	1,274,708	172,991	71,118	547,964
Shareholder reporting expense	105,672	19,892	16,412	10,891
Professional fees	204,491	49,053	30,133	45,406
Custody and accounting expense	129,551	23,242	13,202	42,911
Directors fees	108,552	12,807	2,313	16,856
Offering expense	2,980	12,752	12,752	—
Miscellaneous expense	68,110	10,905	6,958	6,445
Interest expense	912	—	—	62

Total expenses	5,625,488	1,238,682	506,511	2,524,703
Net waived and reimbursed fees	(354,155)	(173,961)	(72,228)	(13,756)
Brokerage commission recapture	—	(72,430)	—	—

Net expenses	5,271,333	992,291	434,283	2,510,947

Net investment income	24,662,986	2,341,493	1,292,653	8,546,365

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES
Net realized gain (loss) on:
Investments	(181,971,311)	3,876,369	12,650,867	(3,568,496)
Foreign currency related transactions	—	568	—	—
Futures	19,850,499	412,210	415,077	4,754,092

Net realized gain (loss) on investments, foreign currency related transactions, and futures	(162,120,812)	4,289,147	13,065,944	1,185,596

Net change in unrealized appreciation or depreciation on:
Investments	452,835,348	55,698,755	13,767,136	197,479,745
Foreign currency related transactions	—	390	—	—
Futures	(766,597)	(28,412)	(8,863)	470,785

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	452,068,751	55,670,733	13,758,273	197,950,530

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	289,947,939	59,959,880	26,824,217	199,136,126

Increase in net assets resulting from operations	$314,610,925	$62,301,373	$28,116,870	$207,682,491

* Foreign taxes withheld	$5,690	$1,618	$417	$174
(1) Dividends from affiliates	$118,748	$4,149	$3,066	$33,497
(2) Commencement of operations

See Accompanying Notes to Financial Statements

44

STATEMENTS OF OPERATIONS

	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING Dow Jones Euro STOXX 50® Index Portfolio
	May 1, 2009(1) to December 31, 2009	Year Ended December 31, 2009	Year Ended December 31, 2009	August 17, 2009(2) to December 31, 2009
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,902,434	$5,195,769	$451,662	$4,019,717
Interest	49	138	48,964,838	75,476
Securities lending income	52,773	472,228	—	—

Total investment income	1,955,256	5,668,135	49,416,500	4,095,193

EXPENSES:
Investment management fees	623,825	1,117,437	5,065,437	1,296,848
Distribution and service fees
Class ADV	12	4,920	3,744	432
Class S	258,092	247,761	649,635	—
Class S2	3,270	18	12	—
Transfer agent fees	513	849	1,625	1,988
Administrative service fees	138,626	338,614	1,582,938	216,139
Shareholder reporting expense	23,994	17,982	56,972	11,063
Registration fees	242	—	—	—
Professional fees	43,396	47,279	125,706	34,286
Custody and accounting expense	21,972	49,266	107,257	164,402
Directors fees	12,031	17,593	60,394	7,829
Offering expense	12,752	2,607	—	37,534
Miscellaneous expense	14,908	10,289	31,450	6,839
Interest expense	—	91	670	—

Total expenses	1,153,633	1,854,706	7,685,840	1,777,360
Net waived and reimbursed fees	(140,945)	(78,928)	(142,945)	(756,490)
Brokerage commission recapture	(6,740)	—	—	—

Net expenses	1,005,948	1,775,778	7,542,895	1,020,870

Net investment income	949,308	3,892,357	41,873,605	3,074,323

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES
Net realized gain (loss) on:
Investments	5,984,760	(6,817,961)	22,491,062	(1,184,681)
Foreign currency related transactions	—	(1,571)	—	724,528
Futures	709,318	2,111,308	—	234,372

Net realized gain (loss) on investments, foreign currency related transactions, and futures	6,694,078	(4,708,224)	22,491,062	(225,781)

Net change in unrealized appreciation or depreciation on:
Investments	39,699,713	91,548,456	6,164,114	47,205,579
Foreign currency related transactions	—	(1,196)	—	(18,796)
Futures	(45,053)	1,242,785	—	388,938

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	39,654,660	92,790,045	6,164,114	47,575,721

Net realized and unrealized gain on investments, foreign currency related transactions, and futures	46,348,738	88,081,821	28,655,176	47,349,940

Increase in net assets resulting from operations	$47,298,046	$91,974,178	$70,528,781	$50,424,263

* Foreign taxes withheld	$—	$629	$—	$721,635
(1) Dividends from affiliates	$4,422	$30,008	$451,662	$—
(2) Commencement of operations

See Accompanying Notes to Financial Statements

45

STATEMENTS OF OPERATIONS

	ING FTSE Index® Portfolio	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan Equity Index Portfolio
	August 17, 2009(2) to December 31, 2009	May 1, 2009(2) to December 31, 2009	Year Ended December 31, 2009	August 17, 2009(2) to December 31, 2009
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$4,671,103	$587,382	$11,891,035	$953,628
Interest	39,191	9,633	153,490	16,057
Securities lending income	—	—	14,979	3,863

Total investment income	4,710,294	597,015	12,059,504	973,548

EXPENSES:
Investment management fees	990,345	250,107	1,557,003	778,144
Distribution and service fees:
Class ADV	466	12	3,178	302
Class S	—	37,030	124,476	—
Class S2	—	12	22	—
Transfer agent fees	725	341	1,053	1,462
Administrative service fees	165,055	41,684	409,732	129,689
Shareholder reporting expense	10,880	7,127	7,745	11,816
Professional fees	36,651	12,878	58,752	20,202
Custody and accounting expense	111,159	17,799	286,815	19,867
Directors fees	6,904	927	24,450	4,296
Offering expense	37,534	12,544	2,607	37,534
Miscellaneous expense	8,405	10,993	26,459	5,916
Interest expense	—	174	2,226	—
Licensing fees	—	16,674	—	12,970

Total expenses	1,368,124	408,302	2,504,518	1,022,198
Net waived and reimbursed fees	(577,697)	(44,227)	(320,197)	(453,914)

Net expenses	790,427	364,075	2,184,321	568,284

Net investment income	3,919,867	232,940	9,875,183	405,264

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES
Net realized gain (loss) on:
Investments	2,258,563	69,572	(89,689,266)	(740,828)
Foreign currency related transactions	(127,613)	(4,045)	957,029	(506,903)
Futures	858,989	(489,810)	3,650,998	(74,169)

Net realized gain (loss) on investments, foreign currency related transactions, and futures	2,989,939	(424,283)	(85,081,239)	(1,321,900)

Net change in unrealized appreciation or depreciation on:
Payment by affiliate (NOTE 6)	2,869,901	—	—	—
Investments	51,204,516	8,997,667	205,095,790	3,105,197
Foreign currency related transactions	29,770	(7,182)	(246,283)	(907,667)
Futures	276,576	860,651	36,874	271,619

Net change in unrealized appreciation or depreciation on payment by affiliate, investments, foreign currency related transactions, and futures	54,380,763	9,851,136	204,886,381	2,469,149

Net realized and unrealized gain on payment by affiliate, investments, foreign currency related transactions, and futures	57,370,702	9,426,853	119,805,142	1,147,249

Increase in net assets resulting from operations	$61,290,569	$9,659,793	$129,680,325	$1,552,513

* Foreign taxes withheld	$65,818	$17,862	$956,187	$72,874
(1) Dividends from affiliates	$—	$5,425	$11,127	$—
(2) Commencement of operations

See Accompanying Notes to Financial Statements

46

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

	ING RussellTM Global Large Cap Index 75% Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,125,444	$8,151,696
Interest	427,458	273,080

Total investment income	1,552,902	8,424,776

EXPENSES:
Investment management fees	249,795	809,950
Distribution and service fees:
Class ADV	14	4
Class S	135,745	440,189
Transfer agent fees	594	992
Administrative service fees	54,303	176,075
Shareholder reporting expense	9,403	125
Professional fees	33,967	28,370
Custody and accounting expense	49,768	48,467
Directors fees	819	7,681
Offering expense	41,022	4,134
Miscellaneous expense	5,532	20,699
Interest expense	56	2,717
Licensing fees	—	326,940

Total expenses	581,018	1,866,343
Net waived and reimbursed fees	(118,288)	(32,590)

Net expenses	462,730	1,833,753

Net investment income	1,090,172	6,591,023

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	(994,725)	(29,811,844)
Foreign currency related transactions	19,254	46,122

Net realized loss on investments and foreign currency related transactions	(975,471)	(29,765,722)

Net change in unrealized appreciation or depreciation on:
Investments	13,436,330	73,967,683
Foreign currency related transactions	12,407	16,211

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	13,448,737	73,983,894

Net realized and unrealized gain on investments and foreign currency related transactions	12,473,266	44,218,172

Increase in net assets resulting from operations	$13,563,438	$50,809,195

* Foreign taxes withheld	$69,843	$663,304
(1) Dividends from affiliates	$400	$1,960

See Accompanying Notes to Financial Statements

47

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Index Portfolio		ING RussellTM Large Cap Growth Index Portfolio
	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008	May 1, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$24,662,986	$11,836,199	$2,341,493
Net realized gain (loss) on investments, foreign currency related transactions, and futures	(162,120,812)	(34,438,773)	4,289,147
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	452,068,751	(284,328,478)	55,670,733

Increase (decrease) in net assets resulting from operations	314,610,925	(306,931,052)	62,301,373

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(10,253)	—
Class I	(165,344)	(11,412,515)	—
Class S	—	(278,152)	—

Total distributions	(165,344)	(11,700,920)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	542,647,701	1,509,643,001	19,710,765
Proceeds from shares issued in merger (Note 11)	338,584,266	—	347,508,383
Reinvestment of distributions	165,344	11,700,920	—

	881,397,311	1,521,343,921	367,219,148
Cost of shares redeemed	(1,584,400,945)	(115,073,059)	(43,255,676)

Net increase (decrease) in net assets resulting from capital share transactions	(703,003,634)	1,406,270,862	323,963,472

Net increase (decrease) in net assets	(388,558,053)	1,087,638,890	386,264,845

NET ASSETS:
Beginning of period	1,087,638,890	—	—

End of period	$699,080,837	$1,087,638,890	$386,264,845

Undistributed net investment income at end of period	$24,770,372	$158,673	$2,352,938

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

48

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Index Portfolio
	May 1, 2009(1) to December 31, 2009	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$1,292,653	$8,546,365	$1,841,648
Net realized gain (loss) on investments and futures	13,065,944	1,185,596	(14,474,060)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	13,758,273	197,950,530	(63,690,070)

Increase (decrease) in net assets resulting from operations	28,116,870	207,682,491	(76,322,482)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(592)
Class I	—	—	(1,417,233)
Class S	—	—	(267,329)
Return of capital:
Class ADV	—	—	(81)
Class I	—	—	(154,707)
Class S	—	—	(31,322)

Total distributions	—	—	(1,871,264)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	85,200,637	1,145,942,535	277,919,046
Proceeds from shares issued in merger (Note 11)	67,668,566	—	—
Reinvestment of distributions	—	—	1,871,264

	152,869,203	1,145,942,535	279,790,310
Cost of shares redeemed	(102,626,482)	(105,364,635)	(58,707,851)

Net increase in net assets resulting from capital share transactions	50,242,721	1,040,577,900	221,082,459

Net increase in net assets	78,359,591	1,248,260,391	142,888,713

NET ASSETS:
Beginning of period	—	142,888,713	—

End of period	$78,359,591	$1,391,149,104	$142,888,713

Undistributed net investment income at end of period	$1,296,386	$8,156,981	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

49

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Small Cap Index Portfolio
	May 1, 2009(1) to December 31, 2009	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$949,308	$3,892,357	$1,904,650
Net realized gain (loss) on investments, foreign currency related transactions, and futures	6,694,078	(4,708,224)	(12,272,289)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	39,654,660	92,790,045	(62,765,875)

Increase (decrease) in net assets resulting from operations	47,298,046	91,974,178	(73,133,514)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(4,703)
Class I	—	—	(1,144,504)
Class S	—	—	(575,955)
Return of capital:
Class ADV	—	—	(606)
Class I	—	—	(138,724)
Class S	—	—	(77,527)

Total distributions	—	—	(1,942,019)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	89,958,204	434,704,003	352,853,424
Proceeds from shares issued in merger (Note 11)	258,969,254	—	—
Reinvestment of distributions	—	—	1,942,019

	348,927,458	434,704,003	354,795,443
Cost of shares redeemed	(113,182,457)	(81,428,146)	(71,680,086)

Net increase in net assets resulting from capital share transactions	235,745,001	353,275,857	283,115,357

Net increase in net assets	283,043,047	445,250,035	208,039,824

NET ASSETS:
Beginning of period	—	208,039,824	—

End of period	$283,043,047	$653,289,859	$208,039,824

Undistributed net investment income at end of period	$920,176	$3,592,162	$94,360

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

50

STATEMENTS OF CHANGES IN NET ASSETS

	ING U.S. Bond Index Portfolio		ING Dow Jones Euro STOXX 50® Index Portfolio
	Year Ended December 31, 2009	March 7, 2008(1) to December 31, 2008	August 17, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$41,873,605	$3,765,904	$3,074,323
Net realized gain (loss) on investments, foreign currency related transactions, and futures	22,491,062	1,887,738	(225,781)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	6,164,114	2,417,746	47,575,721

Increase in net assets resulting from operations	70,528,781	8,071,388	50,424,263

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(18,473)	(1,025)	—
Class I	(38,439,046)	(1,581,897)	—
Class S	(5,483,822)	(2,140,124)	—
Class S2	(62)	—	—
Net realized gains:
Class ADV	(10,333)	(238)	—
Class I	(22,054,333)	(175,555)	—
Class S	(2,134,021)	(301,607)	—
Class S2	(25)	—	—

Total distributions	(68,140,115)	(4,200,446)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,775,474,669	368,680,313	789,837,216
Reinvestment of distributions	68,140,027	3,769,800	—

	3,843,614,696	372,450,113	789,837,216
Cost of shares redeemed	(365,581,551)	(88,279,536)	(15,458,309)

Net increase in net assets resulting from capital share transactions	3,478,033,145	284,170,577	774,378,907

Net increase in net assets	3,480,421,811	288,041,519	824,803,170

NET ASSETS:
Beginning of period	288,041,519	—	—

End of period	$3,768,463,330	$288,041,519	$824,803,170

Undistributed net investment income at end of period	$594,774	$78,081	$3,817,054

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

51

STATEMENTS OF CHANGES IN NET ASSETS

	ING FTSE Index® Portfolio	ING Hang Seng Index Portfolio
	August 17, 2009(1) to December 31, 2009	May 1, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$3,919,867	$232,940
Net realized gain (loss) on investments, foreign currency related transactions, and futures	2,989,939	(424,283)
Net change in unrealized appreciation or depreciation on payment by affiliate, investments, foreign currency related transactions, and futures	54,380,763	9,851,136

Increase in net assets resulting from operations	61,290,569	9,659,793

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(5)
Class I	—	(474,675)
Class S	—	(166,106)
Class S2	—	(8)
Return of Capital:
Class ADV	—	(4)
Class I	—	(92,931)
Class S	—	(39,566)
Class S2	—	(4)

Total distributions	—	(773,299)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	590,860,918	146,588,902
Reinvestment of distributions	—	773,278

	590,860,918	147,362,180
Cost of shares redeemed	(31,506,427)	(11,204,429)

Net increase in net assets resulting from capital share transactions	559,354,491	136,157,751

Net increase in net assets	620,645,060	145,044,245

NET ASSETS:
End of period	$620,645,060	$145,044,245

Undistributed net investment income at end of period	$3,993,358	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

52

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Index Portfolio		ING Japan Equity Index Portfolio
	Year Ended December 31, 2009	March 10, 2008(1) to December 31, 2008	August 17, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$9,875,183	$4,473,411	$405,264
Net realized loss on investments, foreign currency related transactions, and futures	(85,081,239)	(7,659,203)	(1,321,900)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	204,886,381	(138,405,038)	2,469,149

Increase (decrease) in net assets resulting from operations	129,680,325	(141,590,830)	1,552,513

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(25)	—
Class I	—	(4,138,013)	—
Class S	—	(113,042)	—

Total distributions	—	(4,251,080)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	410,829,490	429,531,847	512,781,574
Proceeds from shares issued in merger (Note 11)	191,779,327	—	—
Reinvestment of distributions	—	4,251,055	—

	602,608,817	433,782,902	512,781,574
Cost of shares redeemed	(646,865,190)	(43,179,697)	(9,563,373)

Net increase (decrease) in net assets resulting from capital share transactions	(44,256,373)	390,603,205	503,218,201

Net increase in net assets	85,423,952	244,761,295	504,770,714

NET ASSETS:
Beginning of period	244,761,295	—	—

End of period	$330,185,247	$244,761,295	$504,770,714

Undistributed net investment income at end of period	$12,160,093	$3,389	$33,616

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

53

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Global Large Cap Index 75% Portfolio		ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
	Year Ended December 31, 2009	September 17, 2008(1) to December 31, 2008	Year Ended December 31, 2009	January 28, 2008(1) to December 31, 2008
FROM OPERATIONS:
Net investment income	$1,090,172	$301,476	$6,591,023	$5,000,691
Net realized loss on
investments and foreign currency related transactions	(975,471)	(486,608)	(29,765,722)	(14,314,550)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	13,448,737	(8,749,834)	73,983,894	(70,018,351)

Increase (decrease) in net assets resulting from operations	13,563,438	(8,934,966)	50,809,195	(79,332,210)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(44)	(26)	—	(17)
Class I	(58)	(29)	—	—
Class S	(1,169,025)	(478,786)	—	(4,806,407)

Total distributions	(1,169,127)	(478,841)	—	(4,806,424)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	12,857,491	54,016,909	54,024,114	252,565,746
Reinvestment of distributions	301,524	41,786	—	4,806,407

	13,159,015	54,058,695	54,024,114	257,372,153
Cost of shares redeemed	(1,296,050)	(1,438,619)	(34,321,365)	(24,487,493)

Net increase in net assets resulting from capital share transactions	11,862,965	52,620,076	19,702,749	232,884,660

Net increase in net assets	24,257,276	43,206,269	70,511,944	148,746,026

NET ASSETS:
Beginning of period	43,206,269	—	148,746,026	—

End of period	$67,463,545	$43,206,269	$219,257,970	$148,746,026

Undistributed net investment income at end of period	$18,786	$351	$7,066,880	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

54

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions(2)(3)	Expenses net of fee waivers, if any(2)(3)		Expenses net of all reductions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Russell™ Large Cap Index Portfolio
Class ADV
12-31-09	7.19	0.10	•	1.56	1.66	—		—	—	—	8.85	23.09	0.90	0.87	†	0.87	†	1.31	†	6,835	44
03-10-08(4) - 12-31-08	10.00	0.13	•	(2.87)	(2.74)	0.07		—	—	0.07	7.19	(27.42)	0.89	0.87	†	0.87	†	1.98	†	1,135	8
Class I
12-31-09	7.21	0.15	•	1.56	1.71	0.00	**	—	—	—	8.92	23.73	0.40	0.37	†	0.37	†	2.02	†	251,504	44
03-10-08(4) - 12-31-08	10.00	0.17	•	(2.88)	(2.71)	0.08		—	—	0.08	7.21	(27.06)	0.39	0.37	†	0.37	†	2.31	†	1,057,974	8
Class S
12-31-09	7.20	0.12	•	1.57	1.69	—		—	—	—	8.89	23.47	0.65	0.62	†	0.62	†	1.51	†	440,738	44
03-10-08(4) - 12-31-08	10.00	0.14	•	(2.87)	(2.73)	0.07		—	—	0.07	7.20	(27.23)	0.64	0.62	†	0.62	†	2.19	†	28,529	8
Class S2
02-27-09(4) - 12-31-09	5.89	(0.00	)**•	2.90	2.90	0.00	**	—	—	—	8.79	49.26	0.90	0.77	†	0.77	†	(0.06	)†	4	44

ING Russell™ Large Cap Growth Index Portfolio
Class ADV
05-01-09(4) - 12-31-09	10.00	0.07	•	2.74	2.81	—		—	—	—	12.81	28.10	1.12	1.02	†	0.98	†	0.87	†	151	5
Class I
05-01-09(4) - 12-31-09	10.00	0.08		2.76	2.84	—		—	—	—	12.84	28.40	0.62	0.52	†	0.48	†	1.45	†	241,608	5
Class S
05-01-09(4) - 12-31-09	10.00	0.07		2.75	2.82	—		—	—	—	12.82	28.20	0.87	0.77	†	0.73	†	1.19	†	144,502	5
Class S2
05-01-09(4) - 12-31-09	10.00	0.06	•	2.73	2.79	—		—	—	—	12.79	27.90	1.12	0.92	†	0.88	†	0.81	†	4	5

ING Russell™ Large Cap Value Index Portfolio
Class ADV
05-01-09(4) - 12-31-09	10.00	0.10	•	2.51	2.61	—		—	—	—	12.61	26.10	1.17	1.06	†	1.06	†	1.30	†	26	87
Class I
05-01-09(4) - 12-31-09	10.00	0.15	•	2.50	2.65	—		—	—	—	12.65	26.50	0.67	0.56	†	0.56	†	1.89	†	48,211	87
Class S
05-01-09(4) - 12-31-09	10.00	0.12	•	2.52	2.64	—		—	—	—	12.64	26.40	0.92	0.81	†	0.81	†	1.51	†	30,119	87
Class S2
05-01-09(4) - 12-31-09	10.00	(0.00	)**•	2.55	2.55	—		—	—	—	12.55	25.50	1.17	0.96	†	0.96	†	(0.04	)†	4	87

ING Russell™ Mid Cap Index Portfolio
Class ADV
12-31-09	6.63	0.10	•	2.51	2.61	—		—	—	—	9.24	39.37	0.93	0.93	†	0.93	†	1.18	†	2,856	7
03-10-08(4) - 12-31-08	10.00	0.08	•	(3.37)	(3.29)	0.07		—	0.01	0.08	6.63	(32.92)	1.01	0.93	†	0.93	†	1.00	†	61	30

See Accompanying Notes to Financial Statements

55

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions(2)(3)	Expenses net of fee waivers, if any(2)(3)		Expenses net of all reductions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Russell™ Mid Cap Index Portfolio (Continued)
Class I
12-31-09	6.63	0.13	•	2.53	2.66	—	—	—	—	9.29	40.12	0.43	0.43	†	0.43	†	1.59	†	1,285,223	7
03-10-08(4) - 12-31-08	10.00	0.13	•	(3.41)	(3.28)	0.08	—	0.01	0.09	6.63	(32.74)	0.51	0.43	†	0.43	†	1.74	†	117,525	30
Class S
12-31-09	6.62	0.10	•	2.53	2.63	—	—	—	—	9.25	39.73	0.68	0.68	†	0.68	†	1.33	†	103,065	7
03-10-08(4) - 12-31-08	10.00	0.12	•	(3.41)	(3.29)	0.08	—	0.01	0.09	6.62	(32.90)	0.76	0.68	†	0.68	†	1.85	†	25,303	30
Class S2
02-27-09(4) - 12-31-09	5.52	0.08		3.65	3.73	—	—	—	—	9.25	67.57	0.93	0.83	†	0.83	†	1.19	†	5	7

ING Russell™ Mid Cap Growth Index Portfolio
Class ADV
05-01-09(4) - 12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	13.11	31.10	1.14	1.04	†	1.04	†	0.30	†	4	42
Class I
05-01-09(4) - 12-31-09	10.00	0.05	•	3.09	3.14	—	—	—	—	13.14	31.40	0.64	0.54	†	0.54	†	0.72	†	9,644	42
Class S
05-01-09(4) - 12-31-09	10.00	0.06	•	3.07	3.13	—	—	—	—	13.13	31.30	0.89	0.79	†	0.79	†	0.67	†	271,776	42
Class S2
05-01-09(4) - 12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	13.11	31.10	1.14	0.94	†	0.94	†	0.47	†	1,619	42

ING Russell™ Small Cap Index Portfolio
Class ADV
12-31-09	7.72	0.06	•	1.96	2.02	—	—	—	—	9.74	26.17	0.97	0.95	†	0.95	†	0.74	†	1,972	16
03-10-08(4) - 12-31-08	10.00	0.11	•	(2.32)	(2.21)	0.06	—	0.01	0.07	7.72	(22.02)	1.27	1.17	†	1.17	†	1.74	†	571	35
Class I
12-31-09	7.75	0.10	•	1.96	2.06	—	—	—	—	9.81	26.58	0.47	0.45	†	0.45	†	1.23	†	514,616	16
03-10-08(4) - 12-31-08	10.00	0.12	•	(2.29)	(2.17)	0.07	—	0.01	0.08	7.75	(21.68)	0.53	0.45	†	0.45	†	1.49	†	132,762	35
Class S
12-31-09	7.73	0.07		1.97	2.04	—	—	—	—	9.77	26.39	0.72	0.70	†	0.70	†	0.95	†	136,697	16
03-10-08(4) - 12-31-08	10.00	0.12	•	(2.32)	(2.20)	0.06	—	0.01	0.07	7.73	(21.95)	0.78	0.70	†	0.70	†	1.71	†	74,707	35
Class S2
02-27-09(4) - 12-31-09	6.03	0.06		3.65	3.71	—	—	—	—	9.74	61.53	0.97	0.85	†	0.85	†	0.83	†	5	16

ING U.S. Bond Index Portfolio
Class ADV
12-31-09	10.12	0.23	•	0.30	0.53	0.20	0.08	—	0.28	10.37	5.29	0.94	0.94	†	0.94	†	2.27	†	1,432	380
03-10-08(4) - 12-31-08	10.00	0.25		0.07	0.32	0.18	0.02	—	0.20	10.12	3.26	1.01	0.95	†	0.95	†	2.95	†	143	360

See Accompanying Notes to Financial Statements

56

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)		Expenses before reductions(2)(3)	Expenses net of fee waivers, if any(2)(3)		Expenses net of all reductions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING U.S. Bond Index Portfolio (Continued)
Class I
12-31-09	10.12	0.28	•	0.31	0.59	0.24	0.08	—	0.32	10.39	5.88		0.44	0.44	†	0.44	†	2.66	†	3,501,280	380
03-07-08(4) - 12-31-08	10.00	0.28	•	0.08	0.36	0.22	0.02	—	0.24	10.12	3.61		0.51	0.45	†	0.45	†	3.42	†	107,276	360
Class S
12-31-09	10.10	0.26		0.29	0.55	0.21	0.08	—	0.29	10.36	5.54		0.69	0.69	†	0.69	†	2.59	†	265,749	380
03-10-08(4) - 12-31-08	10.00	0.27	•	0.06	0.33	0.21	0.02	—	0.23	10.10	3.29		0.76	0.70	†	0.70	†	3.42	†	180,622	360
Class S2
02-27-09(4) - 12-31-09	9.99	0.20		0.47	0.67	0.21	0.08	—	0.29	10.37	6.74		0.94	0.84	†	0.84	†	2.42	†	3	380

ING Dow Jones Euro STOXX 50® Index Portfolio
Class ADV
08-17-09(4) - 12-31-09	10.00	0.06	•	1.57	1.63	—	—	—	—	11.63	16.30		1.32	0.97		0.97		1.29		665	1
Class I
08-17-09(4) - 12-31-09	10.00	0.07	•	1.59	1.66	—	—	—	—	11.66	16.60		0.82	0.47		0.47		1.42		824,138	1

ING FTSE 100 Index® Portfolio
Class ADV
08-17-09(4) - 12-31-09	10.00	0.06	•	1.54	1.60	—	—	—	—	11.60	16.00	(a)	1.33	0.98		0.98		1.25		759	8
Class I
08-17-09(4) - 12-31-09	10.00	0.11	•	1.50	1.61	—	—	—	—	11.61	16.10	(a)	0.83	0.48		0.48		2.38		619,886	8

ING Hang Seng Index Portfolio
Class ADV
05-04-09(4) - 12-31-09	10.00	0.13	•	2.94	3.07	0.02	—	0.01	0.03	13.04	30.72		1.39	1.28	†	1.28	†	1.58	†	4	3
Class I
05-04-09(4) - 12-31-09	10.00	0.04	•	3.07	3.11	0.06	—	0.01	0.07	13.04	31.14		0.89	0.78	†	0.78	†	0.48	†	101,683	3
Class S
05-01-09(4) - 12-31-09	10.00	0.06	•	3.03	3.09	0.05	—	0.01	0.06	13.03	30.93		1.14	1.03	†	1.03	†	0.71	†	43,353	3
Class S2
05-04-09(4) - 12-31-09	10.00	0.14	•	2.94	3.08	0.03	—	0.01	0.04	13.04	30.80		1.39	1.18	†	1.18	†	1.69	†	4	3
ING International Index Portfolio

Class ADV
12-31-09	6.43	0.09•		1.65	1.74	—	—	—	—	8.17	27.06		1.08	0.99	†	0.99	†	1.13	†	1,641	92
03-10-08(4) - 12-31-08	10.00	0.20	•	(3.69)	(3.49)	0.08	—	—	0.08	6.43	(34.85)		1.17	1.00	†	1.00	†	2.87	†	2	22
Class I
12-31-09	6.41	0.18•		1.62	1.80	—	—	—	—	8.21	28.08		0.58	0.50	†	0.50	†	2.54	†	216,453	92
03-10-08(4) - 12-31-08	10.00	0.17	•	(3.65)	(3.48)	0.11	—	—	0.11	6.41	(34.73)		0.67	0.50	†	0.50	†	2.56	†	237,777	22

See Accompanying Notes to Financial Statements

57

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total return(1)	Expenses before reductions(2)(3)	Expenses net of fee waivers, if any(2)(3)		Expenses net of all reductions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period		Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)		(%)
ING International Index Portfolio (Continued)
Class S
12-31-09	6.41	0.11•		1.65	1.76	—	—	—	—	8.17	27.46	0.83	0.75	†	0.75	†	1.51	†	112,086		92
03-10-08(4) - 12-31-08	10.00	0.12•		(3.60)	(3.48)	0.11	—	—	0.11	6.41	(34.79)	0.92	0.75	†	0.75	†	1.93	†	6,983		22
Class S2
02-27-09(4) - 12-31-09	5.05	0.10•		3.04	3.14	—	—	—	—	8.19	62.18	1.08	0.90	†	0.90	†	1.69	†	5		92
ING Japan Equity Index Portfolio
Class ADV
08-17-09(4) - 12-31-09	10.00	(0.04	)•	(0.16)	(0.20)	—	—	—	—	9.80	(2.00)	1.29	0.94		0.94		(1.02)		327		5
Class I
08-17-09(4) - 12-31-09	10.00	0.01		(0.19)	(0.18)	—	—	—	—	9.82	(1.80)	0.79	0.44		0.44		0.31		504,443		5
ING RussellTM Global Large Cap Index 75% Portfolio
Class ADV
12-31-09	8.07	0.16		1.85	2.01	0.15	—	—	0.15	9.93	24.87	1.32	1.10		1.10		1.78		3		45
09-17-08(4) - 12-31-08	10.00	0.05		(1.89)	(1.84)	0.09	—	—	0.09	8.07	(18.43)	2.19	1.10		1.10		2.12		2		12
Class I
12-31-09	8.08	0.20		1.85	2.05	0.19	—	—	0.19	9.94	25.40	0.82	0.60		0.60		2.27		3		45
09-17-08(4) - 12-31-08	10.00	0.06		(1.88)	(1.82)	0.10	—	—	0.10	8.08	(18.22)	1.69	0.60		0.60		2.61		2		12
Class S
12-31-09	8.09	0.16		1.88	2.04	0.17	—	—	0.17	9.96	25.25	1.07	0.85		0.85		2.01		67,458		45
09-17-08(4) - 12-31-08	10.00	0.06		(1.88)	(1.82)	0.09	—	—	0.09	8.09	(18.18)	1.94	0.85		0.85		2.45		43,201		12

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV
12-31-09	5.99	0.22		1.55	1.77	—	—	—	—	7.76	29.55	1.31	1.29	†	1.29	†	3.40	†	1		66
01-28-08(4) - 12-31-08	10.00	0.34	•	(4.18)	(3.84)	0.17	—	—	0.17	5.99	(38.33)	1.66	1.20	†	1.20	†	4.28	†	1		128
Class I
12-31-09	5.97	(0.05)		1.79	1.74	—	—	—	—	7.71	29.15	0.81	0.79	†	0.79	†	(0.79	)†	0	*	66
01-28-08(4) - 12-31-08	10.00	0.41	•	(4.23)	(3.82)	0.21	—	—	0.21	5.97	(38.10)	1.16	0.70	†	0.70	†	4.92	†	0	*	128
Class S
12-31-09	5.98	0.23		1.56	1.79	—	—	—	—	7.77	29.93	1.06	1.04	†	1.04	†	3.74	†	219,257		66
01-28-08(4) - 12-31-08	10.00	0.31	•	(4.13)	(3.82)	0.20	—	—	0.20	5.98	(38.10)	1.41	0.89	†	0.89	†	4.23	†	148,745		128

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses

See Accompanying Notes to Financial Statements

58

FINANCIAL HIGHLIGHTS (CONTINUED)

net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratios and net investment income or loss ratio (Note 4).
*	Amount is less than $500.
**	Amount is less than $0.005 or more than $(0.005).
(a)	Excluding a payment by affiliate in the period ended December 31, 2009, FTSE 100 Index® total return would have been 15.08% and 15.18% on classes ADV and I, respectively.

See Accompanying Notes to Financial Statements

59

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company” or “Registrant”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end diversified management investment company.

The Company was incorporated under the laws of Maryland on June 4, 1996. There are twenty active separate investment series that comprise the Company. The fourteen portfolios (each a “Portfolio”, collectively the “Portfolios”) that are in this report are:

ING RussellTM Large Cap Index Portfolio (“RussellTM Large Cap Index”), ING RussellTM Large Cap Growth Index Portfolio (“RussellTM Large Cap Growth Index”), ING RussellTM Large Cap Value Index Portfolio (“RussellTM Large Cap Value Index”), ING RussellTM Mid Cap Index Portfolio (“RussellTM Mid Cap Index”), ING RussellTM Mid Cap Growth Index Portfolio (“RussellTM Mid Cap Growth Index”), ING RussellTM Small Cap Index Portfolio (“RussellTM Small Cap Index”), ING U.S. Bond Index Portfolio (“U.S. Bond Index”), ING Dow Jones Euro STOXX 50® Index Portfolio (“Dow Jones Euro STOXX 50®”), ING FTSE 100 Index® Portfolio (“FTSE 100 Index®”), ING Hang Seng Index Portfolio (“Hang Seng Index”), ING International Index Portfolio (“International Index”), ING Japan Equity Index Portfolio (“Japan Equity Index”), ING RussellTM Global Large Cap Index 75% Portfolio (“RussellTM Global Large Cap Index 75%”), and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (“WisdomTreeSM Index”).

The Company is authorized to offer four share classes of the Portfolios, referred to as Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”); however, not all Portfolios currently offer all classes. The four classes differ principally in applicable distribution and service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, and fees and expenses of the independent directors) are allocated to each Portfolio in proportion to its average net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, transfer agency out-of-pocket expenses and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio’s behalf.

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. (“ING IM”), a Connecticut corporation, to serve as the sub-adviser to each Portfolio, with the exception of U.S. Bond Index. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Portfolios. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

60

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch State and its EUR 7.5 billion rights issue.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market- makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with the valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair

61

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Securities valued at amortized cost are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolios of Investments.

For the year ended December 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the Financial Accounting Standards Board (“FASB”) issued additional guidance related to fair value measurement entitled, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This guidance requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Portfolios and the results of their operations due to the adoption of this guidance and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued new disclosure requirements related to derivatives entitled, “Disclosure about Derivative Instruments and Hedging Activities.” Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. Enhanced disclosures regarding credit-risk-related contingent features of derivative instruments are also required. All changes to disclosures have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

62

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Risk Exposures and the use of Derivative Instruments. Each Portfolio’s investment objectives permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general

63

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.	Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the period ended December 31, 2009, each Portfolio has purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities.

64

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the period ended December 31, 2009, the Portfolios had average market values on futures contracts purchased as disclosed below:

Russell™ Large Cap Index	$59,200,035
Russell™ Large Cap Growth Index	1,692,751
Russell™ Large Cap Value Index	1,110,810
Russell™ Mid Cap Index	13,949,802
Russell™ Mid Cap Growth Index	2,087,178
Russell™ Small Cap Index	15,128,138
Dow Jones Euro STOXX 50® Index	3,337,421
FTSE 100 Index®	3,545,198
Hang Seng Index	13,869,125
International Index	60,846,934
Japan Equity Index	61,528,359

F.

Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares and pays dividends quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.	Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax position taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.

Securities Lending. Each Portfolio (except WisdomTreeSM Index) has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.	Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

K.

Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to

65

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

L.	Offering Costs. Costs incurred with the offering of shares of the Portfolios are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

M.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management believes the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended December 31, 2009, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
RussellTM Large Cap Index	533,584,025	1,513,645,973
RussellTM Large Cap Growth Index	14,535,842	38,926,920
RussellTM Large Cap Value Index	94,886,215	110,876,464
RussellTM Mid Cap Index	1,079,740,992	37,062,156
RussellTM Mid Cap Growth Index	89,074,591	113,724,884
RussellTM Small Cap Index	379,374,983	51,558,853
U.S. Bond Index	1,175,864,826	210,663,006
Dow Jones Euro STOXX 50® Index	773,495,540	8,100,766
FTSE 100 Index®	579,777,417	33,107,379
Hang Seng Index	113,731,726	1,877,441
International Index	362,234,588	584,066,495
Japan Equity Index	492,815,799	16,463,070
RussellTM Global Large Cap Index 75%	36,208,059	24,203,568
WisdomTreeSM Index	144,440,614	114,843,003

U.S. government securities not included above were as follows:

	Purchases	Sales
U.S. Bond Index	7,848,073,998	5,541,683,326

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES

The Portfolios entered into investment management agreements (“Investment Management Agreements”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

RussellTM Large Cap Index	0.25%
RussellTM Large Cap Growth Index(1)	0.45%
RussellTM Large Cap Value Index(1)	0.45%
RussellTM Mid Cap Index	0.31%
RussellTM Mid Cap Growth Index(1)	0.45%
RussellTM Small Cap Index	0.33%
U.S. Bond Index	0.32%
Dow Jones Euro STOXX 50® Index(2)	0.60%
FTSE 100 Index®(2)	0.60%
Hang Seng Index(1)	0.60%
International Index	0.38%
Japan Equity Index(2)	0.60%
RussellTM Global Large Cap Index 75%	0.46%
WisdomTreeSM Index	0.46%

(1)

Pursuant to a side agreement dated May 1, 2009, ING Investments has agreed to waive 0.10% of each Portfolio’s advisory fee through May 1, 2011. Any fees waived or reimbursed are not eligible for recoupment.

(2)

Pursuant to a side agreement dated August 3, 2009, ING Investments has agreed to waive 0.25% of each Portfolio’s advisory fee through August 5, 2012. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for U.S. Bond Index. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Neuberger Berman Fixed Income LLC serves as sub-adviser to U.S. Bond Index pursuant to a Sub-Advisory Agreement effective May 4, 2009.

ING Portfolios are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios.

66

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES (continued)

For the period ended December 31, 2009, the Investment Adviser waived the following amounts, which are not subject to recoupment:

RussellTM Large Cap Index	$39,194
RussellTM Large Cap Growth Index	969
RussellTM Large Cap Value Index	1,090
RussellTM Mid Cap Index	13,753
RussellTM Mid Cap Growth Index	1,665
RussellTM Small Cap Index	11,752
U.S. Bond Index	198,723
Hang Seng Index	2,541
International Index	3,305
RussellTM Global Large Cap Index 75%	142
WisdomTreeSM Index	411

Pursuant to administration agreements, ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of daily net assets. Pursuant to a side agreement dated August 3, 2009, IFS has agreed to waive 0.10% of Dow Jones Euro STOXX 50® Index, FTSE 100 Index® and Japan Equity Index administrative fee through August 5, 2012.

Russell Investment Group receives an annual licensing fee for the Russell Global Large Cap® Index, Russell Top 200® Index, Russell Top 200® Growth Index, Russell Top 200® Value Index, the Russell Midcap® Index, Russell Midcap® Growth Index and the Russell 2000® Index. WisdomTreeSM Index pays an annual licensing fee to WisdomTree Investments, Inc. Hang Seng Data Services Limited receives an estimated annual licensing fee for the Hang Seng Index. STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc.; FTSE International Limited; and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Dow Jones Euro STOXX 50® Index, FTSE 100 Index® and Japan Equity Index, respectively.

In placing equity security transactions, the Investment Adviser or each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or each sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25%(1) of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the respective Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2010.

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25%(2) of average daily net assets.

(1)	Effective May 1, 2009, IFD has agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index through May 1, 2010.
(2)

Effective January 16, 2008, IFD has agreed to waive a portion of the service/distribution fees for Class S Shares of WisdomTreeSM Index so that the fees collected will not exceed 0.19% through May 1, 2009.

67

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2009, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
RussellTM Large Cap Index	$145,450	$59,085	$96,545	$301,080
RussellTM Large Cap Growth Index	114,870	32,858	30,900	178,628
RussellTM Large Cap Value Index	23,413	6,700	6,411	36,524
RussellTM Mid Cap Index	361,768	117,333	22,476	501,577
RussellTM Mid Cap Growth Index	83,230	23,828	57,748	164,806
RussellTM Small Cap Index	175,092	53,752	28,849	257,693
U.S. Bond Index	981,613	317,864	56,473	1,355,950
Dow Jones Euro STOXX 50® Index	243,505	—	260	243,765
FTSE 100 Index®	185,970	—	292	186,262
Hang Seng Index	73,081	—	8,718	81,799
International Index	104,788	27,598	24,252	156,638
Japan Equity Index	149,593	—	126	149,719
RussellTM Global LargeCap Index 75%	93,294	5,750	14,376	113,420
WisdomTreeSM Index	88,420	18,574	46,438	153,432

The Company has adopted a Deferred Compensation Plan (the “Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts defined are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2009, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Index Solution 2015 Portfolio —	RussellTM Large Cap Index	5.65%

ING Index Solution 2025 Portfolio —	RussellTM Large Cap Index	6.92%
	International Index	5.64%

ING Index Solution Income Portfolio —	RussellTM Large Cap Index	5.70%

ING Life Insurance & Annuity Company —	RussellTM Large Cap Index	8.95%
	RussellTM Large Cap Growth Index	9.23%
	RussellTM Large Cap Value Index	18.64%
	RussellTM Small Cap Index	5.91%
	International Index	17.19%

ING Retirement Conservative Portfolio —	U.S. Bond Index	5.19%

ING Retirement Growth Portfolio —	RussellTM Mid Cap Index	48.03%
	RussellTM Small Cap Index	44.42%
	U.S. Bond Index	31.03%
	Dow Jones Euro STOXX 50® Index	53.06%
	FTSE 100 Index®	53.04%
	Hang Seng Index	37.22%
	Japan Equity Index	53.07%

ING Retirement Moderate Growth Portfolio —	RussellTM Mid Cap Index	28.27%
	RussellTM Small Cap Index	20.34%
	U.S. Bond Index	29.83%
	Dow Jones Euro STOXX 50® Index	30.10%
	FTSE 100 Index®	30.08%
	Hang Seng Index	21.11%
	Japan Equity Index	30.11%

68

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

ING Retirement Moderate Portfolio —	RussellTM Mid Cap Index	11.25%
	RussellTM Small Cap Index	6.07%
	U.S. Bond Index	18.82%
	Dow Jones Euro STOXX 50® Index	15.13%
	FTSE 100 Index®	15.12%
	Hang Seng Index	10.61%
	Japan Equity Index	15.12%

ING USA Annuity and Life Insurance Company —	RussellTM Large Cap Index	59.19%
	RussellTM Large Cap Growth Index	36.95%
	RussellTM Large Cap Value Index	31.05%
	RussellTM Mid Cap Index	6.19%
	RussellTM Mid Cap Growth Index	92.95%
	RussellTM Small Cap Index	17.78%
	U.S. Bond Index	6.62%
	Hang Seng Index	28.75%
	International Index	21.14%
	RussellTM Global Large Cap Index 75%	25.55%
	WisdomTreeSM Index	97.16%

ING USA Life & Annuity Company —	RussellTM Global Large Cap Index 75%	73.88%

ING Strategic Allocation Moderate Fund —	International Index	10.34%

ING Strategic Allocation Growth Fund —	International Index	12.99%

Reliastar Life Insurance Company —	RussellTM Large Cap Growth Index	38.96%
	RussellTM Large Cap Value Index	38.82%

Security Life Insurance Company —	RussellTM Large Cap Growth Index	12.43%
	RussellTM Large Cap Value Index	7.15%
	International Index	7.21%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

During the period ended December 31, 2009, the Investment Adviser reimbursed FTSE 100 Index® $2,869,901 of transactions costs associated with certain purchases of securities. These security purchases were related to the initial subscriptions of shares of the portfolio by affiliated ING Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2009, the following portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities.

Fund	Accrued Expenses	Amount
RussellTM Large Cap Value Index	Audit	$15,027
	Postage	22,373
	Accrued Offering	18,939

Fund	Accrued Expenses	Amount
Dow Jones Euro STOXX 50® Index	Custody	$161,742
	Accrued Offering	92,022
FTSE 100 Index®	Custody	109,036
	Accrued Offering	100,000
Hang Seng Index	Custody	6,628
	Audit	4,357
	Legal	2,797
	Shareholder Reporting	3,002
	Postage	6,313
	Accrued Offering	18,825
Japan Equity Index	Accrued Offering	100,000

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreements”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
RussellTM Large Cap Index	0.87%	0.37%	0.62%	0.77%
RussellTM Mid Cap Index	0.93%	0.43%	0.68%	0.83%
RussellTM Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index	0.95%	0.45%	0.70%	0.85%
International Index	1.00%	0.50%	0.75%	0.90%
RussellTM Global Large Cap Index 75%	1.10%	0.60%	0.85%	N/A
WisdomTreeSM Index(1)	1.34%	0.84%	1.09%	N/A

(1)	Prior to May 1, 2009, the expense limits for the Portfolio were 1.20%, 0.70% and 0.89% for Classes ADV, I and S, respectively.

69

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2009, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2010	2011	2012	Total
RussellTM Large Cap Index	$—	$79,602	$314,893	$394,495
RussellTM Mid Cap Index	—	77,850	—	77,850
RussellTM Small Cap Index	—	97,613	67,172	164,785
International Index	—	303,727	316,824	620,551
RussellTM Global Large Cap Index 75%	—	131,885	118,146	250,031
WisdomTreeSM Index	—	527,898	4,266	532,164

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9  —  BORROWINGS

The Portfolios included in this report, in addition to certain other portfolios managed by the Investment

Adviser, have entered into an unsecured committed revolving line of credit agreement with The Bank of New York Mellon (the “Credit Agreement”) for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the Portfolios to which a loan is made. Prior to December 16, 2009 the Portfolios to which the line of credit is available paid a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount. On December 16, 2009, the Credit Agreement was revised so that the Portfolios to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the period ended December 31, 2009:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
RussellTM Large Cap Index	16	$1,840,625	1.13%
RussellTM Mid Cap Index	1	1,910,000	1.18
RussellTM Small Cap Index	4	690,000	1.20
U.S. Bond Index	4	5,460,000	1.12
Hang Seng Index	4	1,160,809	1.37
International Index	42	1,697,262	1.14
RussellTM Global Large Cap Index 75%	2	750,000	1.36
WisdomTreeSM Index	71	1,193,662	1.17

(1)	At December 31, 2009, RussellTM Global Large Cap Index 75% had an outstanding balance of $750,000.

70

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
RussellTM Large Cap Index

Class ADV
12-31-09	806,534	4,241	—	(196,747)	614,028	6,323,688	31,814	—	(1,484,041)	4,871,461
03-10-08(1) - 12-31-08	173,419	—	1,477	(16,983)	157,913	1,601,543	—	10,253	(129,180)	1,482,616
Class I
12-31-09	62,786,467	4,588,187	23,688	(185,978,175)	(118,579,833)	448,379,285	34,604,407	165,344	(1,532,492,745)	(1,049,343,709)
03-10-08(1) - 12-31-08	156,568,086	—	1,639,729	(11,418,011)	146,789,804	1,462,652,407	—	11,412,515	(104,015,660)	1,370,049,262
Class S
12-31-09	11,628,590	40,051,489	—	(6,070,653)	45,609,426	87,941,728	301,387,793	—	(47,759,460)	341,570,061
03-10-08(1) - 12-31-08	5,238,385	—	40,022	(1,315,701)	3,962,706	45,389,051	—	278,152	(10,928,219)	34,738,984
Class S2
02-27-09(1) - 12-31-09	509	340,871	—	(340,871)	509	3,000	2,560,252	—	(2,664,699)	(101,447)
RussellTM Large Cap Growth Index

Class ADV
05-01-09(1) - 12-31-09	16,613	611	—	(5,455)	11,769	188,157	6,649	—	(64,819)	129,987
Class I
05-01-09(1) - 12-31-09	1,216,490	20,076,130	—	(2,481,080)	18,811,540	12,474,891	218,739,904	—	(29,281,691)	201,933,104
Class S
05-01-09(1) - 12-31-09	614,401	11,828,343	—	(1,168,235)	11,274,509	7,044,707	128,752,323	—	(13,899,229)	121,897,801
Class S2
05-01-09(1) - 12-31-09	301	873	—	(873)	301	3,010	9,507	—	(9,937)	2,580
RussellTM Large Cap Value Index

Class ADV
05-01-09(1) - 12-31-09	679	1,369	—	(3)	2,045	7,765	14,607	—	(35)	22,337
Class I
05-01-09(1) - 12-31-09	7,831,148	4,132,743	—	(8,152,016)	3,811,875	78,584,488	44,149,107	—	(97,998,349)	24,735,246
Class S
05-01-09(1) - 12-31-09	563,705	2,136,666	—	(317,506)	2,382,865	6,605,374	22,824,118	—	(3,911,847)	25,517,645
Class S2
05-01-09(1) - 12-31-09	302	63,768	—	(63,768)	302	3,010	680,734	—	(716,251)	(32,507)
RussellTM Mid Cap Index

Class ADV
12-31-09	345,657	—	—	(45,719)	299,938	2,764,740	—	—	(376,576)	2,388,164
03-10-08(1) - 12-31-08	12,095	—	107	(2,981)	9,221	119,229	—	673	(28,046)	91,856

(1)	Commencement of operations.

71

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class I
12-31-09	130,965,857	—	—	(10,398,627)	120,567,230	1,068,640,028	—	—	(86,000,868)	982,639,160
03-10-08(1) - 12-31-08	23,565,313	—	250,309	(6,099,922)	17,715,700	241,572,524	—	1,571,940	(55,109,453)	188,035,011
Class S
12-31-09	9,687,362	—	—	(2,370,486)	7,316,876	74,534,767	—	—	(18,987,191)	55,547,576
03-10-08(1) - 12-31-08	4,220,077	—	47,556	(447,800)	3,819,833	36,227,293	—	298,651	(3,570,352)	32,955,592
Class S2
02-27-09(1) - 12-31-09	543	—	—	—	543	3,000	—	—	—	3,000
RussellTM Mid Cap Growth Index

Class ADV
05-01-09(1) - 12-31-09	301	49	—	(49)	301	3,019	568	—	(568)	3,019
Class I
05-01-09(1) - 12-31-09	6,959,392	749,246	—	(6,974,468)	734,170	69,974,278	8,711,574	—	(84,119,269)	(5,433,417)
Class S
05-01-09(1) - 12-31-09	1,699,533	20,506,400	—	(1,504,811)	20,701,122	19,853,904	238,275,925	—	(18,376,097)	239,753,732
Class S2
05-01-09(1) - 12-31-09	10,810	1,031,614	—	(918,984)	123,440	127,003	11,981,187	—	(10,686,523)	1,421,667
RussellTM Small Cap Index
Class ADV
12-31-09	219,133	—	—	(90,593)	128,540	1,867,253	—	—	(688,445)	1,178,808
03-10-08(1) - 12-31-08	76,560	—	736	(3,333)	73,963	617,766	—	5,309	(30,133)	592,942
Class I
12-31-09	41,361,021	—	—	(6,049,796)	35,311,225	366,013,223	—	—	(49,792,368)	316,220,855
03-10-08(1) - 12-31-08	21,909,094	—	177,487	(4,948,044)	17,138,537	231,680,241	—	1,283,228	(53,769,012)	179,194,457
Class S
12-31-09	8,260,134	—	—	(3,926,562)	4,333,572	66,820,527	—	—	(30,947,333)	35,873,194
03-10-08(1) - 12-31-08	11,631,264	—	90,510	(2,062,798)	9,658,976	120,555,417	—	653,482	(17,880,941)	103,327,958
Class S2
02-27-09(1) - 12-31-09	498	—	—	—	498	3,000	—	—	—	3,000
U.S. Bond Index
Class ADV
12-31-09	130,420	—	2,788	(9,326)	123,882	1,341,135	—	28,806	(97,126)	1,272,815
03-07-08(1) - 12-31-08	91,269	—	122	(77,228)	14,163	905,986	—	1,224	(785,857)	121,353
Class I
12-31-09	345,687,876	—	5,826,836	(25,079,835)	326,434,877	3,598,173,962	—	60,493,379	(259,243,878)	3,399,423,463
03-07-08(1) - 12-31-08	15,032,466	—	132,177	(4,567,715)	10,596,928	151,617,806	—	1,326,845	(45,352,057)	107,592,594

(1)	Commencement of operations.

72

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class S
12-31-09	17,319,716	—	740,722	(10,300,686)	7,759,752	175,956,572	—	7,617,842	(106,240,547)	77,333,867
03-10-08(1) - 12-31-08	21,942,330	—	244,538	(4,306,957)	17,879,911	216,156,521	—	2,441,731	(42,141,622)	176,456,630
Class S2
02-27-09(1) - 12-31-09	300	—	—	—	300	3,000	—	—	—	3,000
Dow Jones Euro STOXX 50® Index

Class ADV
08-17-09(1) - 12-31-09	105,791	—	—	(48,579)	57,212	1,227,774	—	—	(575,345)	652,429
Class I
08-17-09(1) - 12-31-09	71,988,441	—	—	(1,285,710)	70,702,731	788,609,442	—	—	(14,882,964)	773,726,478

FTSE 100 Index®

Class ADV
08-17-09(1) - 12-31-09	66,278	—	—	(872)	65,406	760,973	—	—	(10,105)	750,868
Class I
08-17-09(1) - 12-31-09	56,119,922	—	—	(2,744,666)	53,375,256	590,099,945	—	—	(31,496,322)	558,603,623
Hang Seng Index

Class ADV
05-04-09(1) - 12-31-09	301	—	—	—	301	3,042	—	—	(32)	3,010
Class I
05-04-09(1) - 12-31-09	7,993,900	—	44,069	(239,218)	7,798,751	98,384,835	—	567,606	(3,198,232)	95,754,209
Class S
05-01-09(1) - 12-31-09	3,968,953	—	15,981	(657,302)	3,327,632	48,197,983	—	205,672	(8,006,133)	40,397,522
Class S2
05-04-09(1) - 12-31-09	301	—	—	—	301	3,042	—	—	(32)	3,010
International Index

Class ADV
12-31-09	248,746	57	—	(48,236)	200,567	1,844,721	431	—	(356,115)	1,489,037
03-10-08(1) - 12-31-08	302	—	—	—	302	3,015	—	—	—	3,015
Class I
12-31-09	53,902,474	17,733,250	—	(82,349,501)	(10,713,777)	356,197,706	133,423,290	—	(628,485,056)	(138,864,060)
03-10-08(1) - 12-31-08	40,895,819	—	661,024	(4,476,702)	37,080,141	418,500,442	—	4,138,013	(41,281,528)	381,356,927
Class S
12-31-09	7,302,500	7,735,608	—	(2,412,729)	12,625,379	52,784,062	58,026,786	—	(17,695,203)	93,115,645
03-10-08(1) - 12-31-08	1,326,452	—	18,087	(254,456)	1,090,083	11,028,390	—	113,042	(1,898,169)	9,243,263
Class S2
02-27-09(1) - 12-31-09	594	43,721	—	(43,721)	594	3,001	328,820	—	(328,816)	3,005

(1)	Commencement of operations.

73

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvest- ment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Japan Equity Index
Class ADV
08-17-09(1) - 12-31-09	69,758	—	—	(36,374)	33,384	680,753	—	—	(345,245)	335,508
Class I
08-17-09(1) - 12-31-09	52,289,149	—	—	(938,297)	51,350,852	512,100,821	—	—	(9,218,128)	502,882,693
RussellTM Global LargeCap Index 75%
Class ADV
12-31-09	—	—	—	—	—	—	—	—	—	—
09-17-08(1) - 12-31-08	301	—	—	—	301	3,011	—	—	—	3,011
Class I
12-31-09	—	—	—	—	—	—	—	—	—	—
09-17-08(1) - 12-31-08	301	—	—	—	301	3,010	—	—	—	3,010
Class S
12-31-09	1,539,451	—	30,122	(136,243)	1,433,330	12,857,491	—	301,524	(1,296,050)	11,862,965
09-17-08(1) - 12-31-08	5,514,975	—	5,250	(183,378)	5,336,847	54,010,888	—	41,786	(1,438,619)	52,614,055
WisdomTreeSM Global High-Yielding Equity Index
Class ADV
12-31-09	—	—	—	(1)	(1)	—	—	—	(7)	(7)
01-28-08(1) - 12-31-08	101	—	—	—	101	1,010	—	—	—	1,010
Class I
12-31-09	—	—	—	—	—	—	—	—	—	—
01-28-08(1) - 12-31-08	2,500,001	—	—	(2,500,000)	1	25,001,982	—	—	(14,684,999)	10,316,983
Class S
12-31-09	8,835,660	—	—	(5,471,472)	3,364,188	54,024,114	—	—	(34,321,358)	19,702,756
01-28-08(1) - 12-31-08	25,374,339	—	825,843	(1,328,583)	24,871,599	227,562,754	—	4,806,407	(9,802,494)	222,566,667

(1)	Commencement of operations.

NOTE 11 — REORGANIZATIONS

On July 18, 2009, RussellTM Large Cap Index (“Acquiring Portfolio”) acquired all of the net assets of ING Neuberger Berman Partners Portfolio and ING Oppenheimer Main Street Portfolio (each an “Acquired Portfolio”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of each Acquired Portfolio on June 30, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from each Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

74

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$28,281,123
Net realized and unrealized gain on investments	344,654,494
Net increase in net assets resulting from operations	372,935,617

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation / Depreciation (000s)	Conversion Ratio
RussellTM Large Cap Index	ING Neuberger Berman Partners Portfolio	$98,193	$1,476,058	$212,812	$7,655	0.8211
RussellTM Large Cap Index	ING Oppenheimer Main Street Portfolio	240,391	1,476,058	250,799	(22,324)	1.7401

The net assets of RussellTM Large Cap Index after the acquisition were $1,814,641,770.

On July 18, 2009, RussellTM Large Cap Growth Index (“Acquiring Portfolio”) acquired all of the net assets of ING Van Kampen Capital Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 30, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on May 1, 2009, the commencement of operations of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2009, are as follows:

Net investment income	$3,032,181
Net realized and unrealized gain on investments	130,016,761
Net increase in net assets resulting from operations	133,048,942

75

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
RussellTM Large Cap Growth Index	ING Van Kampen Capital Growth Portfolio	$347,508	$11,972	$216,706	$10,292	0.7854

The net assets of RussellTM Large Cap Growth Index after the acquisition were $359,480,763.

On July 18, 2009, RussellTM Large Cap Value Index (“Acquiring Portfolio”) acquired all of the net assets of ING JPMorgan Value Opportunities Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 30, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on May 1, 2009, the commencement of operations of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2009, are as follows:

Net investment income	$4,765,695
Net realized and unrealized gain on investments	32,216,471
Net increase in net assets resulting from operations	36,982,166

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
RussellTM Large Cap Value Index	ING JPMorgan Value Opportunities Portfolio	$67,669	$82,581	$156,678	$5,783	0.5686

The net assets of RussellTM Large Cap Value Index after the acquisition were $150,249,586.

On August 8, 2009, RussellTM Mid Cap Growth Index (“Acquiring Portfolio”) acquired all of the net assets of ING AllianceBernstein MidCap Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on July 21, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios increase the potential for long-term viability, and lower the volatility of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

76

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on May 1, 2009, the commencement of operations of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended December 31, 2009, are as follows:

Net investment income	$478,573
Net realized and unrealized gain on investments	100,999,107
Net increase in net assets resulting from operations	101,477,680

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
RussellTM Mid Cap Growth Index	ING AllianceBernstein MidCap Growth Portfolio	$258,969	$80,459	$194,482	$6,637	0.7951

The net assets of RussellTM Mid Cap Growth Index after the acquisition were $339,428,299.

On August 8, 2009, International Index (“Acquiring Portfolio”) acquired all of the net assets of ING Index Plus International Equity Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on July 21, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$13,436,267
Net realized and unrealized gain on investments	146,080,980
Net increase in net assets resulting from operations	159,517,247

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
International Index	ING Index Plus International Equity Portfolio	$191,779	$603,641	$153,932	$4,808	0.7661

The net assets of International Index after the acquisition were $795,419,970.

77

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. Each Portfolio currently limits investment in illiquid securities to 15% of the Portfolio’s net assets, at market value, at time of purchase.

	Security	Principal Amount/ Shares	Initial Acquision Date	Cost	Value	Percent of Net Assets
International Index	Fortis	67,767	10/20/08	$—	$1	0.0%

				$—	$1	0.0%

Japan Equity Index	Nosan Corp.	5,000	10/29/09	$17,866	$17,716	0.0%

				$17,866	$17,716	0.0%

Russell™ Global Large Cap Index 75%	Vostok Gas Ltd.	300	09/17/08	$325	$—	0.0%
	Fortis	3,682	10/20/08	—	—	0.0%

				$325	$—	0.0%

NOTE 13 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2009, the BICR Fund held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”) in a separate sleeve designated as Series B. The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by the BICR Fund, Series B. Under the terms of the Capital Support

Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the

78

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 13 — SECURITIES LENDING (continued)

Portfolios. At December 31, 2009, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Russell™ Large Cap Index	$557,089	$570,936
Russell™ Large Cap Growth Index	1,219,321	1,267,638
Russell™ Mid Cap Index	37,287,270	38,680,841
Russell™ Mid Cap Growth Index	12,689,408	13,185,859
Russell™ Small Cap Index	36,933,362	39,095,326
U.S. Bond Index	8,745,185	8,916,000
International Index	3,042,074	3,149,727
Japan Equity Index	701,844	746,000

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio’s Portfolio of Investments

NOTE 14 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk—some more than others—and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (Dow Jones Euro STOXX 50® Index, FTSE 100 Index®, International Index and Japan Equity Index). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Hang Seng Index and WisdomTreeSM Index). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Non-Diversified (Russell TM Large Cap Growth Index, RussellTM Large Cap Value Index, RussellTM Mid Cap Growth Index, Dow Jones Euro STOXX 50® Index, FTSE 100 Index®, Heng Seng Index and Japan Equity Index). The Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment corporations, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

79

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Russell™ Large Cap Index	$(363,352,830)	$114,057	$363,238,773
Russell™ Large Cap Growth Index	(10,521)	11,445	(924)
Russell™ Large Cap Value Index	(133,576,408)	3,733	133,572,675
Russell™ Mid Cap Index	—	(389,384)	389,384
Russell™ Mid Cap Growth Index	(2,089)	(29,132)	31,221
Russell™ Small Cap Index	—	(394,555)	394,555
U.S. Bond Index	—	2,584,491	(2,584,491)
Dow Jones Euro STOXX 50® Index	(18,203)	742,731	(724,528)
FTSE 100 Index®	(10,713)	73,491	(62,778)
Hang Seng Index	(16,712)	407,854	(391,142)
International Index	(90,376,676)	2,234,270	88,142,406
Japan Equity Index	(9,731)	(371,648)	381,379
Russell™ Global Large Cap Index 75%	—	97,390	(97,390)
WisdomTreeSM Index	25,889	475,857	(501,746)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2009			Year Ended December 31, 2008
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Return of Capital
Russell™ Large Cap Index	$165,344	$—	$—	$11,700,920	$—
Russell™ Mid Cap Index	—	—	—	1,685,154	186,110
Russell™ Small Cap Index	—	—	—	1,725,162	216,857
U.S. Bond Index	67,537,388	602,727	—	4,200,446	—
Hang Seng Index	640,794	—	132,505	—	—
International Index	—	—	—	4,251,080	—
Russell™ Global Large Cap Index 75%	1,169,127	—	—	478,841	—
WisdomTreeSM Index	—	—	—	4,806,424	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2009 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Russell™ Large Cap Index	$24,770,372	$—	$108,370,474	$—	$—	$(6,207,803)	2010
						(13,186,377)	2014
						(57,290,675)	2015
						(61,875,790)	2016
						(125,559,316)	2017

						$(264,119,961)*

Russell™ Large Cap Growth Index	2,352,938	—	65,852,599	—	—	(48,047,666)	2014
						(20,625,387)	2015
						(143,769,582)	2016

						$(212,442,635)*

Russell™ Large Cap Value Index	9,628,657	20,172	14,227,733	—	—	(18,596,175)	2015
						(3,099,362)	2016

						$(21,695,537)*

Russell™ Mid Cap Index	8,156,981	—	121,598,233	—	—	(73,307)	2016
Russell™ Mid Cap Growth Index	3,230,639	301,968	45,107,210	—	—	(48,562,714)	2015
						(142,133,093)	2016

						$(190,695,807)

80

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Russell™ Small Cap Index	3,592,162	—	26,042,661	—	—	(9,091,866)	2016
						(3,418,918)	2017

						$(12,510,784)

U.S. Bond Index	594,774	—	5,664,834	—	—	—	—
Dow Jones Euro STOXX 50® Index	6,039,145	—	47,567,222	(2,740,548)	(423,353)	—	—
FTSE 100 Index®	7,682,462	681,339	53,207,268	—	(269,787)	—	—
Hang Seng Index	—	—	9,384,071	—	—	(348,360)	2017
International Index	12,160,093	—	62,570,890	—	—	(54,964,494)	2015
						(14,301,357)	2016
						(92,131,798)	2017

						$(161,397,649)*

Japan Equity Index	798,817	—	1,284,695	—	(521,268)	—	—
Russell™ Global Large Cap Index 75%	21,736	—	3,504,765	(36,790)	(2,950)	(181,384)	2016
						(289,948)	2017

						$(471,332)

WisdomTreeSM Index	7,066,880	—	(19,013)	—	—	(9,648,239)	2016
						(30,689,698)	2017

						$(40,337,937)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2009, no provisions for income tax are required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2009, the following Portfolio declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
Hang Seng Index
Class ADV	$0.0108	January 5, 2010	December 31, 2009
Class I	$0.0108	January 5, 2010	December 31, 2009
Class S	$0.0108	January 5, 2010	December 31, 2009
Class S2	$0.0108	January 5, 2010	December 31, 2009

On December 16, 2009, the Board approved a proposal to liquidate Russell™ Global Large Cap Index 75%. The proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the second quarter of 2010. Shareholders will be notified if the liquidation is not approved.

On January 7, 2010 the Board approved an advisory fee waiver to be applied to Russell™ Large Cap Growth Index and Russell™ Large Cap Value Index on or about March 15, 2010.

Japan Equity Index will be renamed on or about April 30, 2010 as ING Japan TOPIX® Index Portfolio.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) through February 25, 2010, the date the financial statements were issued, to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

81

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 94.1%
Advertising: 0.1%
25,750		Omnicom Group	$1,008,113

			1,008,113

Aerospace/Defense: 2.2%
60,300		Boeing Co.	3,264,039
28,750		General Dynamics Corp.	1,959,888
26,450		Lockheed Martin Corp.	1,993,008
26,950		Northrop Grumman Corp.	1,505,158
32,650		Raytheon Co.	1,682,128
69,400		United Technologies Corp.	4,817,054

			15,221,275

Agriculture: 2.0%
171,450		Altria Group, Inc.	3,365,564
53,350		Archer-Daniels-Midland Co.	1,670,389
162,700		Philip Morris International, Inc.	7,840,513
13,850	S	Reynolds American, Inc.	733,635

			13,610,101

Apparel: 0.3%
29,900		Nike, Inc.	1,975,493

			1,975,493

Auto Manufacturers: 0.5%
259,400	@	Ford Motor Co.	2,594,000
30,150		Paccar, Inc.	1,093,541

			3,687,541

Auto Parts & Equipment: 0.2%
49,400		Johnson Controls, Inc.	1,345,656

			1,345,656

Banks: 9.0%
720,243		Bank of America Corp.	10,846,860
99,150		Bank of New York Mellon Corp.	2,773,226
57,200		BB&T Corp.	1,451,164
37,600		Capital One Financial Corp.	1,441,584
1,264,550	S	Citigroup, Inc.	4,185,661
41,800		Goldman Sachs Group, Inc.	7,057,512
311,985		JPMorgan Chase & Co.	13,000,415
113,150		Morgan Stanley	3,349,240
20,000		Northern Trust Corp.	1,048,000
38,150		PNC Financial Services Group, Inc.	2,013,939
40,850		State Street Corp.	1,778,609
157,400		US Bancorp.	3,543,074
394,671		Wells Fargo & Co.	10,652,170

			63,141,454

Beverages: 2.7%
192,050		Coca-Cola Co.	10,946,850
129,200		PepsiCo, Inc.	7,855,360

			18,802,210

Biotechnology: 1.8%
84,100	@	Amgen, Inc.	4,757,537
24,000	@	Biogen Idec, Inc.	1,284,000
38,150	@	Celgene Corp.	2,124,192
22,450	@	Genzyme Corp.	1,100,275
75,300	@	Gilead Sciences, Inc.	3,258,984

			12,524,988

Shares			Value

Chemicals: 1.9%
17,300		Air Products & Chemicals, Inc.	$1,402,338
92,300		Dow Chemical Co.	2,550,249
74,950		EI Du Pont de Nemours & Co.	2,523,567
45,300		Monsanto Co.	3,703,275
13,300		Mosaic Co.	794,409
25,400		Praxair, Inc.	2,039,874

			13,013,712

Coal: 0.1%
22,350		Peabody Energy Corp.	1,010,444

			1,010,444

Commercial Services: 1.1%
41,500		Automatic Data Processing, Inc.	1,777,030
7,050		Mastercard, Inc.	1,804,659
37,150		Visa, Inc.	3,249,139
58,200		Western Union Co.	1,097,070

			7,927,898

Computers: 6.5%
74,000	@	Apple, Inc.	15,603,640
142,100	@	Dell, Inc.	2,040,556
167,450	@	EMC Corp.	2,925,352
198,500		Hewlett-Packard Co.	10,224,735
109,850		International Business Machines Corp.	14,379,365

			45,173,648

Cosmetics/Personal Care: 2.6%
41,450		Colgate-Palmolive Co.	3,405,118
241,732		Procter & Gamble Co.	14,656,211

			18,061,329

Diversified Financial Services: 1.2%
84,200		American Express Co.	3,411,784
1,650		Blackrock, Inc.	383,130
78,700		Charles Schwab Corp.	1,481,134
5,400		CME Group, Inc.	1,814,130
12,650		Franklin Resources, Inc.	1,332,678

			8,422,856

Electric: 2.4%
39,700		American Electric Power Co., Inc.	1,381,163
48,950		Dominion Resources, Inc.	1,905,134
106,850		Duke Energy Corp.	1,838,889
16,300	S	Entergy Corp.	1,333,992
54,700		Exelon Corp.	2,673,189
25,400		FirstEnergy Corp.	1,179,830
34,050		FPL Group, Inc.	1,798,521
30,600		Pacific Gas & Electric Co.	1,366,290
42,050		Public Service Enterprise Group, Inc.	1,398,163
64,950		Southern Co.	2,164,134

			17,039,305

Electrical Components & Equipment: 0.4%
62,300		Emerson Electric Co.	2,653,980

			2,653,980

Electronics: 0.2%
34,600	@	Thermo Fisher Scientific, Inc.	1,650,074

			1,650,074

See Accompanying Notes to Financial Statements

82

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Energy—Alternate Sources: 0.1%
4,300	@, L	First Solar, Inc.	$582,220

			582,220

Environmental Control: 0.2%
40,800		Waste Management, Inc.	1,379,448

			1,379,448

Food:1.3%
27,200		General Mills, Inc.	1,926,032
21,000		Kellogg Co.	1,117,200
122,050		Kraft Foods, Inc.	3,317,319
54,150		Kroger Co.	1,111,700
48,850		Sysco Corp.	1,364,869

			8,837,120

Healthcare—Products: 4.1%
50,200		Baxter International, Inc.	2,945,736
19,800		Becton Dickinson & Co.	1,561,428
125,050	@, S	Boston Scientific Corp.	1,125,450
14,975	@	CareFusion Corp.	374,525
228,600		Johnson & Johnson	14,724,126
93,000		Medtronic, Inc.	4,090,140
28,700	@	St. Jude Medical, Inc.	1,055,586
28,050		Stryker Corp.	1,412,879
17,950	@	Zimmer Holdings, Inc.	1,061,025

			28,350,895

Healthcare—Services: 0.9%
36,950		Aetna, Inc.	1,171,315
98,650		UnitedHealth Group, Inc.	3,006,852
40,100	@	WellPoint, Inc.	2,337,429

			6,515,596

Household Products/Wares: 0.3%
34,500		Kimberly-Clark Corp.	2,197,995

			2,197,995

Insurance: 1.6%
38,800		Aflac, Inc.	1,794,500
44,400		Allstate Corp.	1,333,776
29,250		Chubb Corp.	1,438,515
27,167		Loews Corp.	987,520
47,900		Metlife, Inc.	1,693,265
38,350		Prudential Financial, Inc.	1,908,296
44,000		Travelers Cos., Inc.	2,193,840

			11,349,712

Internet: 3.0%
27,200	@	Amazon.com, Inc.	3,658,944
9,025	@	AOL, Inc.	210,102
92,700	@	eBay, Inc.	2,182,158
19,800	@	Google, Inc.—Class A	12,275,604
68,200	@	Symantec Corp.	1,220,098
98,550	@	Yahoo!, Inc.	1,653,669

			21,200,575

Investment Companies: 0.0%
8	@	Teton Advisors, Inc.	128

			128

Iron/Steel: 0.2%
26,000		Nucor Corp.	1,212,900

			1,212,900

Shares			Value

Leisure Time: 0.2%
36,300	@	Carnival Corp.	$1,150,347

			1,150,347

Machinery—Construction & Mining: 0.4%
49,950		Caterpillar, Inc.	2,846,651

			2,846,651

Machinery—Diversified: 0.3%
35,100		Deere & Co.	1,898,559

			1,898,559

Media: 2.9%
238,550		Comcast Corp. – Class A	4,021,953
81,157	@	DIRECTV	2,706,586
4,300	@	Liberty Media Corp.—Starz	198,445
188,750		News Corp.—Class A	2,583,988
29,293	@	Time Warner Cable, Inc.	1,212,437
99,283		Time Warner, Inc.	2,893,107
45,050	@	Viacom—Class B	1,339,337
154,100		Walt Disney Co.	4,969,725

			19,925,578

Mining: 0.9%
81,050		Alcoa, Inc.	1,306,526
34,150		Freeport-McMoRan Copper & Gold, Inc.	2,741,904
39,750		Newmont Mining Corp.	1,880,573
14,500	L	Southern Copper Corp.	477,195

			6,406,198

Miscellaneous Manufacturing: 3.4%
57,700		3M Co.	4,770,059
21,500		Danaher Corp.	1,616,800
878,550		General Electric Co.	13,292,462
61,700		Honeywell International, Inc.	2,418,640
37,150		Illinois Tool Works, Inc.	1,782,829

			23,880,790

Oil & Gas: 10.2%
41,500		Anadarko Petroleum Corp.	2,590,430
27,750		Apache Corp.	2,862,968
51,900		Chesapeake Energy Corp.	1,343,172
166,194		Chevron Corp.	12,795,276
122,900		ConocoPhillips	6,276,503
36,800		Devon Energy Corp.	2,704,800
20,750		EOG Resources, Inc.	2,018,975
404,900		ExxonMobil Corp.	27,610,131
24,150		Hess Corp.	1,461,075
58,750		Marathon Oil Corp.	1,834,175
67,450		Occidental Petroleum Corp.	5,487,058
28,600	@	Southwestern Energy Co.	1,378,520
46,800		Valero Energy Corp.	783,900
48,100		XTO Energy, Inc.	2,238,093

			71,385,076

Oil & Gas Services: 1.6%
25,700		Baker Hughes, Inc.	1,040,336
74,350		Halliburton Co.	2,237,192
34,550		National Oilwell Varco, Inc.	1,523,310
99,350		Schlumberger Ltd.	6,466,692

			11,267,530

See Accompanying Notes to Financial Statements

83

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Pharmaceuticals: 6.2%
128,100		Abbott Laboratories	$6,916,119
25,300		Allergan, Inc.	1,594,153
142,100		Bristol-Myers Squibb Co.	3,588,025
29,950		Cardinal Health, Inc.	965,588
84,000		Eli Lilly & Co.	2,999,640
22,800	@	Express Scripts, Inc.	1,971,060
22,550		McKesson Corp.	1,409,375
40,050	@	Medco Health Solutions, Inc.	2,559,596
253,085		Merck & Co., Inc.	9,247,726
668,739		Pfizer, Inc.	12,164,362

			43,415,644

Pipelines: 0.1%
48,200		Williams Cos., Inc.	1,016,056

			1,016,056

Retail: 6.0%
27,550		Best Buy Co., Inc.	1,087,123
36,050		Costco Wholesale Corp.	2,133,079
120,850		CVS Caremark Corp.	3,892,579
40,100		Gap, Inc.	840,095
140,800		Home Depot, Inc.	4,073,344
25,400	@	Kohl's Corp.	1,369,822
122,450		Lowe's Cos., Inc.	2,864,106
91,500		McDonald's Corp.	5,713,260
59,450		Staples, Inc.	1,461,876
61,100	@	Starbucks Corp.	1,408,966
62,300		Target Corp.	3,013,451
82,250		Walgreen Co.	3,020,220
183,450		Wal-Mart Stores, Inc.	9,805,403
38,200		Yum! Brands, Inc.	1,335,854

			42,019,178

Semiconductors: 2.2%
110,300		Applied Materials, Inc.	1,537,582
40,700	@	Broadcom Corp.	1,280,015
463,500		Intel Corp.	9,455,400
105,800		Texas Instruments, Inc.	2,757,148

			15,030,145

Software: 4.2%
46,200	@	Activision Blizzard, Inc.	513,282
43,450	@	Adobe Systems, Inc.	1,598,091
639,580		Microsoft Corp.	19,500,772
316,945		Oracle Corp.	7,777,830
4,300	@ L	VMware, Inc.	182,234

			29,572,209

Telecommunications: 6.7%
33,000	@	American Tower Corp.	1,425,930
489,600		AT&T, Inc.	13,723,488
478,600	@	Cisco Systems, Inc.	11,457,684
128,850		Corning, Inc.	2,488,094
43,400	@	Juniper Networks, Inc.	1,157,478
190,300		Motorola, Inc.	1,476,728
137,200		Qualcomm, Inc.	6,346,872
231,987	@	Sprint Nextel Corp.	849,072
235,750		Verizon Communications, Inc.	7,810,398

			46,735,744

Shares		Value

Transportation: 1.9%
21,750	Burlington Northern Santa Fe Corp.	$2,144,985
32,450	CSX Corp.	1,573,501
25,850	FedEx Corp.	2,157,183
30,400	Norfolk Southern Corp.	1,593,568
41,650	Union Pacific Corp.	2,661,435
57,350	United Parcel Service, Inc.—Class B	3,290,170

		13,420,842

	Total Common Stock
	(Cost $ 505,429,427 )	657,867,213

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Regional Malls: 0.2%
19,962	Simon Property Group, Inc.	$1,592,968

	Total Real Estate Investment Trusts (Cost $ 944,606)	1,592,968

	Total Long-Term Investments (Cost $ 506,374,033)	659,460,181

SHORT-TERM INVESTMENTS: 5.2%
Affiliated Mutual Fund: 5.1%
35,824,000	S	ING Institutional Prime Money Market Fund - Class I	35,824,000

		Total Mutual Fund (Cost $ 35,824,000)	35,824,000

Principal Amount				Value

Securities Lending Collateralcc: 0.1%
$48,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$48,000
522,936	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		418,349

		Total Securities Lending Collateral (Cost $570,936)		466,349

		Total Short-Term Investments (Cost $36,394,936)		36,290,349

		Total Investments in Securities (Cost $542,768,969)	99.5%	$695,750,530
		Other Assets and Liabilities - Net	0.5	3,330,307

		Net Assets	100.0%	$699,080,837

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security

See Accompanying Notes to Financial Statements

84

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $587,380,056.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$109,212,722
Gross Unrealized Depreciation	(842,248)

Net Unrealized Appreciation	$108,370,474

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Advertising	$1,008,113	$—	$—	$1,008,113
Aerospace/Defense	15,221,275	—	—	15,221,275
Agriculture	13,610,101	—	—	13,610,101
Apparel	1,975,493	—	—	1,975,493
Auto Manufacturers	3,687,541	—	—	3,687,541
Auto Parts & Equipment	1,345,656	—	—	1,345,656
Banks	63,141,454	—	—	63,141,454
Beverages	18,802,210	—	—	18,802,210
Biotechnology	12,524,988	—	—	12,524,988
Chemicals	13,013,712	—	—	13,013,712
Coal	1,010,444	—	—	1,010,444
Commercial Services	7,927,898	—	—	7,927,898
Computers	45,173,648	—	—	45,173,648
Cosmetics/Personal Care	18,061,329	—	—	18,061,329
Diversified Financial Services	8,422,856	—	—	8,422,856
Electric	17,039,305	—	—	17,039,305
Electrical Components & Equipment	2,653,980	—	—	2,653,980
Electronics	1,650,074	—	—	1,650,074
Energy - Alternate Sources	582,220	—	—	582,220
Environmental Control	1,379,448	—	—	1,379,448
Food	8,837,120	—	—	8,837,120
Healthcare - Products	28,350,895	—	—	28,350,895
Healthcare - Services	6,515,596	—	—	6,515,596
Household Products/Wares	2,197,995	—	—	2,197,995
Insurance	11,349,712	—	—	11,349,712
Internet	21,200,575	—	—	21,200,575
Investment Companies	—	128	—	128
Iron/Steel	1,212,900	—	—	1,212,900
Leisure Time	1,150,347	—	—	1,150,347
Machinery - Construction & Mining	2,846,651	—	—	2,846,651
Machinery - Diversified	1,898,559	—	—	1,898,559
Media	19,925,578	—	—	19,925,578
Mining	6,406,198	—	—	6,406,198
Miscellaneous Manufacturing	23,880,790	—	—	23,880,790
Oil & Gas	71,385,076	—	—	71,385,076
Oil & Gas Services	11,267,530	—	—	11,267,530
Pharmaceuticals	43,415,644	—	—	43,415,644
Pipelines	1,016,056	—	—	1,016,056
Retail	42,019,178	—	—	42,019,178

See Accompanying Notes to Financial Statements

85

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Asset Table Investments, at value (continued)	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Semiconductors	15,030,145	—	—	15,030,145
Software	29,572,209	—	—	29,572,209
Telecommunications	46,735,744	—	—	46,735,744
Transportation	13,420,842	—	—	13,420,842

Total Common Stock	657,867,085	128	—	657,867,213

Real Estate Investment Trusts	1,592,968	—	—	1,592,968
Short - Term Investments	35,872,000	—	418,349	36,290,349

Total Investments, at value	$695,332,053	$128	$418,349	$695,750,530

Other Financial Instruments+:
Futures	289,814	—	—	289,814

Total Assets	$695,621,867	$128	$418,349	$696,040,344

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases		Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—		—	—	—	—	—	—	—	418.349	—	418,349

Total Investments, at value	$—	$		$—	$—	$—	$—	$—	$—	$418,.349	$—	$418,349

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

ING Russell™ Large Cap Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
S&P 500	141	03/18/10	$39,152,175	$289,814

			$39,152,175	$289,814

See Accompanying Notes to Financial Statements

86

ING RUSSELL™ LARGE CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$289,814

Total Asset Derivatives		$289,814

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$19,850,499

Total	$19,850,499

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(766,597)

Total	$(766,597)

See Accompanying Notes to Financial Statements

87

ING RUSSELL™ LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

COMMON STOCK: 98.6%
Advertising: 0.3%
29,100		Omnicom Group	$1,139,265

			1,139,265

Aerospace/Defense: 2.4%
5,510		Boeing Co.	298,256
3,090		General Dynamics Corp.	210,645
29,620		Lockheed Martin Corp.	2,231,867
3,580		Northrop Grumman Corp.	199,943
28,320		Raytheon Co.	1,459,046
71,660	S	United Technologies Corp.	4,973,921

			9,373,678

Agriculture: 3.5%
192,930		Altria Group, Inc.	3,787,216
33,640		Archer-Daniels-Midland Co.	1,053,268
182,980		Philip Morris International, Inc.	8,817,806

			13,658,290

Apparel: 0.6%
33,730		Nike, Inc.	2,228,541

			2,228,541

Auto Manufacturers: 0.3%
31,320		Paccar, Inc.	1,135,976

			1,135,976

Auto Parts & Equipment: 0.2%
34,250		Johnson Controls, Inc.	932,970

			932,970

Banks: 1.7%
22,810	S	Bank of New York Mellon Corp.	637,996
11,790		Capital One Financial Corp.	452,029
2,900		Goldman Sachs Group, Inc.	489,636
29,480		Morgan Stanley	872,608
22,520		Northern Trust Corp.	1,180,048
24,650		State Street Corp.	1,073,261
65,630		Wells Fargo & Co.	1,771,354

			6,476,932

Beverages: 4.8%
169,830		Coca-Cola Co.	9,680,310
145,180		PepsiCo, Inc.	8,826,944

			18,507,254

Biotechnology: 3.6%
94,440	@	Amgen, Inc.	5,342,471
26,970	@	Biogen Idec, Inc.	1,442,895
42,920	@	Celgene Corp.	2,389,786
25,230	@	Genzyme Corp.	1,236,522
84,680	@	Gilead Sciences, Inc.	3,664,950

			14,076,624

Chemicals: 2.3%
6,840		Air Products & Chemicals, Inc.	554,450
27,940		EI Du Pont de Nemours & Co.	940,740
50,885		Monsanto Co.	4,159,849
14,790		Mosaic Co.	883,407
28,750		Praxair, Inc.	2,308,913

			8,847,359

Shares			Value

Coal: 0.3%
25,040		Peabody Energy Corp.	$1,132,058

			1,132,058

Commercial Services: 2.3%
46,680		Automatic Data Processing, Inc.	1,998,838
8,015		Mastercard, Inc.	2,051,680
41,975		Visa, Inc.	3,671,134
65,440		Western Union Co.	1,233,544

			8,955,196

Computers: 11.7%
83,275	@	Apple, Inc.	17,559,367
159,780	@	Dell, Inc.	2,294,441
19,520	@	EMC Corp.	341,014
172,730		Hewlett-Packard Co.	8,897,322
123,200		International Business Machines Corp.	16,126,880

			45,219,024

Cosmetics/Personal Care: 3.8%
46,640		Colgate-Palmolive Co.	3,831,476
178,140		Procter & Gamble Co.	10,800,628

			14,632,104

Diversified Financial Services: 0.9%
17,354		American Express Co.	703,184
920		Blackrock, Inc.	213,624
88,540		Charles Schwab Corp.	1,666,323
377		CME Group, Inc.	126,653
6,300		Franklin Resources, Inc.	663,705

			3,373,489

Electric: 0.1%
5,320		Exelon Corp.	259,988
5,030		FPL Group, Inc.	265,685

			525,673

Electrical Components & Equipment: 0.8%
70,080		Emerson Electric Co.	2,985,408

			2,985,408

Electronics: 0.0%
3,190	@	Thermo Fisher Scientific, Inc.	152,131

			152,131

Energy—Alternate Sources: 0.2%
4,752	@, L	First Solar, Inc.	643,421

			643,421

Environmental Control: 0.4%
41,280		Waste Management, Inc.	1,395,677

			1,395,677

Food: 1.2%
12,510		General Mills, Inc.	885,833
23,780		Kellogg Co.	1,265,096
51,230		Kroger Co.	1,051,752
55,000		Sysco Corp.	1,536,700

			4,739,381

See Accompanying Notes to Financial Statements

88

ING RUSSELL™ LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Healthcare—Products: 6.7%
56,550		Baxter International, Inc.	$3,318,354
22,400		Becton Dickinson & Co.	1,766,464
49,970	@	Boston Scientific Corp.	449,730
199,020		Johnson & Johnson	12,818,878
104,390		Medtronic, Inc.	4,591,072
32,380	@	St. Jude Medical, Inc.	1,190,936
31,610		Stryker Corp.	1,592,196

			25,727,630

Healthcare—Services: 0.1%
8,890		Aetna, Inc.	281,813
3,190	@	WellPoint, Inc.	185,945

			467,758

Household Products/Wares: 0.6%
33,640		Kimberly-Clark Corp.	2,143,204

			2,143,204

Insurance: 0.8%
43,490		Aflac, Inc.	2,011,413
22,330		Prudential Financial, Inc.	1,111,141

			3,122,554

Internet: 5.6%
30,671	@	Amazon.com, Inc.	4,125,863
24,361	@	eBay, Inc.	573,458
22,327	@	Google, Inc.—Class A	13,842,293
76,550	@	Symantec Corp.	1,369,480
103,664	@	Yahoo!, Inc.	1,739,482

			21,650,576

Leisure Time: 0.1%
18,660	@	Carnival Corp.	591,335

			591,335

Machinery—Construction & Mining: 0.4%
28,030		Caterpillar, Inc.	1,597,430

			1,597,430

Machinery—Diversified: 0.1%
9,860		Deere & Co.	533,327

			533,327

Media: 0.5%
20,100		Comcast Corp. – Class A	338,886
42,920	@	DIRECTV	1,431,382

			1,770,268

Mining: 1.3%
42,150		Alcoa, Inc.	679,458
23,290		Freeport-McMoRan Copper & Gold, Inc.	1,869,954
44,660		Newmont Mining Corp.	2,112,865
11,980	L	Southern Copper Corp.	394,262

			5,056,539

Miscellaneous Manufacturing: 2. 4%
64,860		3M Co.	5,361,976
15,050		Danaher Corp.	1,131,760
69,400		Honeywell International, Inc.	2,720,480

			9,214,216

Shares			Value

Oil & Gas: 2.5%
117,510		ExxonMobil Corp.	$8,013,007
32,127	@	Southwestern Energy Co.	1,548,521

			9,561,528

Oil & Gas Services: 0.9%
50,650		Schlumberger Ltd.	3,296,809

			3,296,809

Pharmaceuticals: 6.1%
144,270		Abbott Laboratories	7,789,137
28,449		Allergan, Inc.	1,792,571
88,560		Bristol-Myers Squibb Co.	2,236,140
49,590		Eli Lilly & Co.	1,770,859
25,720	@	Express Scripts, Inc.	2,223,494
12,370		McKesson Corp.	773,125
44,940	@	Medco Health Solutions, Inc.	2,872,115
110,190		Merck & Co., Inc.	4,026,343

			23,483,784

Retail: 9.7%
31,410		Best Buy Co., Inc.	1,239,439
40,450		Costco Wholesale Corp.	2,393,427
41,470		CVS Caremark Corp.	1,335,749
39,830		Gap, Inc.	834,439
10,730		Home Depot, Inc.	310,419
26,680	@	Kohl's Corp.	1,438,852
43,200		Lowe's Cos., Inc.	1,010,448
102,980		McDonald's Corp.	6,430,071

66,590		Staples, Inc.	1,637,448
68,574	@	Starbucks Corp.	1,581,316
70,280		Target Corp.	3,399,444
92,600		Walgreen Co.	3,400,272
206,170		Wal-Mart Stores, Inc.	11,019,787
43,110		Yum! Brands, Inc.	1,507,557

			37,538,668
Semiconductors: 2.9%
45,820	@	Broadcom Corp.	1,441,039
321,390		Intel Corp.	6,556,356
118,890		Texas Instruments, Inc.	3,098,273

			11,095,668

Software: 8.5%
30,250	@	Activision Blizzard, Inc.	336,078
48,810	@	Adobe Systems, Inc.	1,795,232
719,000	L	Microsoft Corp.	21,922,307
356,680		Oracle Corp.	8,752,927
4,861	@	VMware, Inc.	206,009

			33,012,553

Telecommunications: 6. 6%
37,020	@	American Tower Corp.	1,599,634
538,223	@	Cisco Systems, Inc.	12,885,059
123,820		Corning, Inc.	2,390,964
48,810	@,S	Juniper Networks, Inc.	1,301,763
13,730		Motorola, Inc.	106,545
154,357		Qualcomm, Inc.	7,140,555

			25,424,520

See Accompanying Notes to Financial Statements

89

ING RUSSELL™ LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Transportation: 1. 4%
4,450		Norfolk Southern Corp.	$233,269
25,040		Union Pacific Corp.	1,600,056
64,570		United Parcel Service, Inc.—Class B	3,704,381

			5,537,706

		Total Common Stock (Cost $ 315,031,243)	380,956,524

REAL ESTATE INVESTMENT TRUSTS: 0.2%
Regional Malls: 0. 2%
9,506		Simon Property Group, Inc.	758,579

		Total Real Estate Investment Trusts (Cost $ 446,874)	758,579

		Total Long-Term Investments (Cost $ 315,478,117)	381,715,103

SHORT-TERM INVESTMENTS: 1.7%
Affiliated Mutual Fund: 1. 4%
5,553,000	S	ING Institutional Prime Money Market Fund—Class I	5,553,000

		Total Mutual Fund (Cost $ 5,553,000)	5,553,000

Principal Amount				Value

Securities Lending Collateralcc: 0.3%
$37,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$37,000
1,230,638	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		984,510

		Total Securities Lending Collateral (Cost $ 1,267,638)		1,021,510

		Total Short-Term Investments (Cost $ 6,820,638)		6,574,510

		Total Investments in Securities (Cost $ 322,298,755)*	100.5%	$388,289,613
		Other Assets and Liabilities - Net	(0.5)	(2,024,768)

		Net Assets	100.0%	$386,264,845

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $322,437,404.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$70,227,950
Gross Unrealized Depreciation	(4,375,741)

Net Unrealized Appreciation	$65,852,209

See Accompanying Notes to Financial Statements

90

ING RUSSELL™ LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$380,956,524	$—	$—	$380,956,524
Real Estate Investment Trusts	758,579	—	—	758,579
Short-Term Investments	5,590,000	—	984,510	6,574,510

Total Investments, at value	$387,305,103	$—	$984,510	$388,289,613

Liabilities Table
Other Financial Instruments+:
Futures	(28,412)	$—	$—	(28,412)

Total Liabilities	$(28,412)	$—	$—	$(28,412)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases		Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—		—	—	—	—	—	—	—	984,510	—	984,510
Total Investments, at value	$—	$		$—	$—	$—	$—	$—	$—	$984,510	$—	$984,510

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date. Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Russell™ Large Cap Growth Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)

Long Contracts
S&P 500 E-Mini	117	03/19/10	$6,497,595	$(28,412)

			$6,497,595	$(28,412)

91

ING RUSSELL™ LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*	$28,412

Total Liability Derivatives		$28,412

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$412,210

Total	$412,210

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(28,412)

Total	$(28,412)

See Accompanying Notes to Financial Statements

92,

ING RUSSELL™ LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
COMMON STOCK: 98.0%
Aerospace/Defense: 2.1%
13,250		Boeing Co.	$717,223
6,200		General Dynamics Corp.	422,654
5,700		Northrop Grumman Corp.	318,345
1,850		Raytheon Co.	95,312
1,385		United Technologies Corp.	96,133

			1,649,667

Agriculture: 0.5%
5,550		Archer-Daniels-Midland Co.	173,771
3,450		Reynolds American, Inc.	182,747

			356,518

Auto Manufacturers: 0.8%
62,200	@	Ford Motor Co.	622,000
650		Paccar, Inc.	23,576

			645,576

Auto Parts & Equipment: 0.2%
6,135		Johnson Controls, Inc.	167,117

			167,117

Banks: 17.6%
172,793		Bank of America Corp.	2,602,263
18,900		Bank of New York Mellon Corp.	528,633
14,140		BB&T Corp.	358,732
6,500		Capital One Financial Corp.	249,210
303,150	S	Citigroup, Inc.	1,003,427
9,500		Goldman Sachs Group, Inc.	1,603,980
74,950		JPMorgan Chase & Co.	3,123,167
20,415		Morgan Stanley	604,284
9,250		PNC Financial Services Group, Inc.	488,308
4,620		State Street Corp.	201,155
37,810		US Bancorp.	851,103
80,846		Wells Fargo & Co.	2,182,034

			13,796,296

Beverages: 0.7%
9,895		Coca-Cola Co.	564,015

			564,015

Chemicals: 1.6%
2,800		Air Products & Chemicals, Inc.	226,968
22,260		Dow Chemical Co.	615,044
12,060		EI Du Pont de Nemours & Co.	406,060

			1,248,072

Computers: 1.5%
35,950	@	EMC Corp.	628,047
10,830		Hewlett-Packard Co.	557,853

			1,185,900

Cosmetics/Personal Care: 1.6%
19,985		Procter & Gamble Co.	1,211,691

			1,211,691

Diversified Financial Services: 1.7%
16,450		American Express Co.	666,554
450		Blackrock, Inc.	104,490
1,250		CME Group, Inc.	419,938
1,650		Franklin Resources, Inc.	173,828

			1,364,810

Shares			Value
Electric: 5.1%
9,590		American Electric Power Co., Inc.	$333,636
11,750		Dominion Resources, Inc.	457,310
25,700		Duke Energy Corp.	442,297
3,850		Entergy Corp.	315,084
11,915		Exelon Corp.	582,286
6,100		FirstEnergy Corp.	283,345
7,100		FPL Group, Inc.	375,022
7,240		Pacific Gas & Electric Co.	323,266
10,110		Public Service Enterprise Group, Inc.	336,158
15,600		Southern Co.	519,792

			3,968,196

Electronics: 0.5%
7,650	@	Thermo Fisher Scientific, Inc.	364,829

			364,829

Environmental Control: 0.0%
950		Waste Management, Inc.	32,120

			32,120

Food: 1.4%
3,780		General Mills, Inc.	267,662
29,400		Kraft Foods, Inc.	799,092
2,100		Kroger Co.	43,113

			1,109,867

Healthcare - Products: 1.7%
19,300	@	Boston Scientific Corp.	173,700
3,540	@	CareFusion Corp.	88,535
12,450		Johnson & Johnson	801,905
4,300	@	Zimmer Holdings, Inc.	254,173

			1,318,313

Healthcare - Services: 1.9%
6,930		Aetna, Inc.	219,681
23,900		UnitedHealth Group, Inc.	728,472
8,970	@	WellPoint, Inc.	522,861

			1,471,014

Household Products/Wares: 0.1%
1,050		Kimberly-Clark Corp.	66,896

			66,896

Insurance: 2.6%
10,600		Allstate Corp.	318,424
6,900		Chubb Corp.	339,342
6,400		Loews Corp.	232,640
11,500		Metlife, Inc.	406,525
4,580		Prudential Financial, Inc.	227,901
10,845		Travelers Cos., Inc.	540,732

			2,065,564

Internet: 0.6%
2,195	@	AOL, Inc.	51,100
17,050	@	eBay, Inc.	401,357
1,600	@	Yahoo!, Inc.	26,848

			479,305

Iron/Steel: 0.4%
6,250		Nucor Corp.	291,563

			291,563

See Accompanying Notes to Financial Statements

ING RUSSELL™ LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Leisure Time: 0.2%
4,700	@	Carnival Corp.	$148,943

			148,943

Machinery - Construction & Mining: 0.4%
6,000		Caterpillar, Inc.	341,940

			341,940

Machinery - Diversified: 0.4%
6,250		Deere & Co.	338,063

			338,063

Media: 5.6%
53,050	S	Comcast Corp. - Class A	894,423
10,551	@	DIRECTV	351,876
1,065	@	Liberty Media Corp. - Starz	49,150
45,400		News Corp. - Class A	621,526
6,926	@	Time Warner Cable, Inc.	286,667
23,848		Time Warner, Inc.	694,931
10,800	@	Viacom - Class B	321,084
37,005		Walt Disney Co.	1,193,411

			4,413,068

Mining: 0.6%
10,500		Alcoa, Inc.	169,260
3,365	S	Freeport-McMoRan Copper & Gold, Inc.	270,176
950		Southern Copper Corp.	31,265

			470,701

Miscellaneous Manufacturing: 4.8%
2,000		Danaher Corp.	150,400
211,105		General Electric Co.	3,194,006
8,950		Illinois Tool Works, Inc.	429,511

			3,773,917

Oil & Gas: 19.3%
9,985		Anadarko Petroleum Corp.	623,264
6,660		Apache Corp.	687,112
12,550		Chesapeake Energy Corp.	324,794
39,885		Chevron Corp.	3,070,746
29,600		ConocoPhillips	1,511,672
8,910		Devon Energy Corp.	654,885
4,850		EOG Resources, Inc.	471,905
72,160		ExxonMobil Corp.	4,920,590
5,690		Hess Corp.	344,245
14,250		Marathon Oil Corp.	444,885
16,130		Occidental Petroleum Corp.	1,312,176
11,550		Valero Energy Corp.	193,463
11,500		XTO Energy, Inc.	535,095

			15,094,832

Oil & Gas Services: 2.5%
5,800		Baker Hughes, Inc.	234,784
17,845		Halliburton Co.	536,956
8,400		National Oilwell Varco, Inc.	370,356
13,045		Schlumberger Ltd.	849,099

			1,991,195

Pharmaceuticals: 6.9%
15,250		Bristol-Myers Squibb Co.	385,063
7,130		Cardinal Health, Inc.	229,871
9,600		Eli Lilly & Co.	342,816
2,860		McKesson Corp.	178,750
37,300		Merck & Co., Inc.	1,362,942
160,407		Pfizer, Inc.	2,917,803

			5,417,245

Shares			Value
Pipelines: 0.3%
11,520		Williams Cos., Inc.	$242,842

			242,842

Retail: 2.7%
20,135		CVS Caremark Corp.	648,548
1,200		Gap, Inc.	25,140
31,600		Home Depot, Inc.	914,188
450	@	Kohl's Corp.	24,269
20,100		Lowe's Cos., Inc.	470,139

			2,082,284

Semiconductors: 1.6%
26,450		Applied Materials, Inc.	368,713
42,700		Intel Corp.	871,080

			1,239,793

Software: 0.1%
4,650	@, S	Activision Blizzard, Inc.	51,662

			51,662

Telecommunications: 7.4%
117,600		AT&T, Inc.	3,296,328
4,565		Corning, Inc.	88,150
42,800		Motorola, Inc.	332,128
55,750	@	Sprint Nextel Corp.	204,045
56,595		Verizon Communications, Inc.	1,874,992

			5,795,643

Transportation: 2.6%
5,100		Burlington Northern Santa Fe Corp.	502,962
7,780		CSX Corp.	377,252
6,150		FedEx Corp.	513,218
6,275		Norfolk Southern Corp.	328,936
4,690		Union Pacific Corp.	299,691

			2,022,059

		Total Common Stock (Cost $ 57,320,914)	76,781,516

REAL ESTATE INVESTMENT TRUSTS: 0.3%
Regional Malls: 0.3%
2,758		Simon Property Group, Inc.	220,088

		Total Real Estate Investment Trusts (Cost $ 130,108)	220,088

		Total Long-Term Investments (Cost $ 57,451,022)	77,001,604

See Accompanying Notes to Financial Statements

ING RUSSELL™ LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

SHORT-TERM INVESTMENTS: 1.7%
Affiliated Mutual Fund: 1.7%
1,343,000	S	ING Institutional Prime Money Market Fund - Class I		$1,343,000

		Total Short-Term Investments (Cost $ 1,343,000)		1,343,000

		Total Investments in Securities (Cost $ 58,794,022)*	100.0%	$78,344,604
		Other Assets and Liabilities - Net	0.0	14,987

		Net Assets	100.0%	$78,359,591

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is $64,116,872.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$14,296,974
Gross Unrealized Depreciation	(69,242)

Net Unrealized Appreciation	$14,227,732

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$76,781,516	$—	$—	$76,781,516
Real Estate Investment Trusts	220,088	—	—	220,088
Short-Term Investments	1,343,000	—	—	1,343,000

Total Investments, at value	$78,344,604	$—	$—	$78,344,604

Liabilities Table
Other Financial Instruments+:
Futures	(8,863)	—	—	(8,863)

Total Liabilities	$(8,863)	$—	$—	$(8,863)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.
Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING RUSSELL™ LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

ING Russell™ Large Cap Value Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
S&P 500	5	03/18/10	$1,388,375	$(8,863)

			$1,388,375	$(8,863)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*	$8,863

Total Liability Derivatives		$8,863

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$415,077

Total	$415,077

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(8,863)

Total	$(8,863)

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
COMMON STOCK: 93.0%
Advertising: 0.2%
18,250	@, L	Clear Channel Outdoor Holdings, Inc.	$189,618
213,950	@	Interpublic Group of Cos., Inc.	1,578,951
25,400	@, L	Lamar Advertising Co.	789,686

			2,558,255

Aerospace/Defense: 1.1%
14,600	@	Alliant Techsystems, Inc.	1,288,742
42,650	@	BE Aerospace, Inc.	1,002,275
55,250		Goodrich Corp.	3,549,813
52,050		L-3 Communications Holdings, Inc.	4,525,748
70,650		Rockwell Collins, Inc.	3,911,184
47,150	@	Spirit Aerosystems Holdings, Inc.	936,399
17,700	@	TransDigm Group, Inc.	840,573

			16,054,734

Agriculture: 0.7%
56,850		Bunge Ltd.	3,628,736
74,950		Lorillard, Inc.	6,013,239

			9,641,975

Airlines: 0.7%
127,500	@	AMR Corp.	985,575
58,300	@, L	Continental Airlines, Inc.	1,044,736
13,500		Copa Holdings S.A.	735,345
345,362	@	Delta Airlines, Inc.	3,930,220
331,100		Southwest Airlines Co.	3,784,473

			10,480,349

Apparel: 0.8%
142,100		Coach, Inc.	5,190,913
42,500	@	Hanesbrands, Inc.	1,024,675
24,700		Polo Ralph Lauren Corp.	2,000,206
39,550		VF Corp.	2,896,642

			11,112,436

Auto Manufacturers: 0.2%
28,200	@	Navistar International Corp.	1,089,930
36,700		Oshkosh Truck Corp.	1,359,001

			2,448,931

Auto Parts & Equipment: 0.5%
38,100		Autoliv, Inc.	1,652,016
52,050		BorgWarner, Inc.	1,729,101
9,350	@	Federal Mogul Corp.	161,755
108,250	@	Goodyear Tire & Rubber Co.	1,526,325
24,050	@	TRW Automotive Holdings Corp.	574,314
28,500		WABCO Holdings, Inc.	735,015

			6,378,526

Banks: 2.3%
56,950	L	Associated Banc-Corp.	627,020
37,250		Bancorpsouth, Inc.	873,885
21,400		Bank of Hawaii Corp.	1,007,084
9,050		BOK Financial Corp.	430,056
106,750		CapitalSource, Inc.	423,798
19,150		City National Corp.	873,240
67,200		Comerica, Inc.	1,987,104
28,205		Commerce Bancshares, Inc.	1,092,098
23,000		Cullen/Frost Bankers, Inc.	1,150,000
356,850		Fifth Third Bancorp.	3,479,288
2,700		First Citizens BancShares, Inc.	442,827
98,912	@	First Horizon National Corp.	1,325,421

Shares			Value
Banks: (continued)
78,450		Fulton Financial Corp.	$684,084
345,200		Huntington Bancshares, Inc.	1,259,980
373,650		Keycorp	2,073,758
33,000	L	M&T Bank Corp.	2,207,370
233,650		Marshall & Ilsley Corp.	1,273,393
289,500	L	Popular, Inc.	654,270
507,050		Regions Financial Corp.	2,682,295
221,800		SunTrust Bank	4,500,322
175,700	L	Synovus Financial Corp.	360,185
57,250	L	TCF Financial Corp.	779,745
63,464	L	Valley National Bancorp.	896,746
30,200		Whitney Holding Corp.	275,122
31,050		Wilmington Trust Corp.	383,157
54,250		Zions Bancorp.	696,028

			32,438,276

Beverages: 1.3%
40,012		Brown-Forman Corp.	2,143,443
21,650	@	Central European Distribution Corp.	615,077
137,600		Coca-Cola Enterprises, Inc.	2,917,120
84,450	@	Constellation Brands, Inc.	1,345,289
112,650		Dr Pepper Snapple Group, Inc.	3,187,995
14,400	@, L	Green Mountain Coffee Roasters, Inc.	1,173,168
30,700	@	Hansen Natural Corp.	1,178,880
56,950		Molson Coors Brewing Co.	2,571,862
62,650		Pepsi Bottling Group, Inc.	2,349,375
25,200		PepsiAmericas, Inc.	737,352

			18,219,561

Biotechnology: 1.5%
3,100	@, S	Abraxis Bioscience, Inc.	125,705
38,300	@	Alexion Pharmaceuticals, Inc.	1,869,806
62,950	@, L	Amylin Pharmaceuticals, Inc.	893,261
8,600	@	Bio-Rad Laboratories, Inc.	829,556
29,500	@	Charles River Laboratories International, Inc.	993,855
51,700	@	Dendreon Corp.	1,358,676
55,050	@	Illumina, Inc.	1,687,283
77,961	@	Life Technologies Corp.	4,071,903
24,800	@	Millipore Corp.	1,794,280
42,500	@	Myriad Genetics, Inc.	1,109,250
25,800	@	OSI Pharmaceuticals, Inc.	800,574
22,100	@	Talecris Biotherapeutics Holdings Corp.	492,167
20,600	@	United Therapeutics Corp.	1,084,590
77,200	@	Vertex Pharmaceuticals, Inc.	3,308,020

			20,418,926

Building Materials: 0.5%
9,100	@	Armstrong World Industries, Inc.	354,263
19,650		Eagle Materials, Inc.	511,883
20,750		Lennox International, Inc.	810,080
19,950		Martin Marietta Materials, Inc.	1,783,730
161,500		Masco Corp.	2,230,315
38,000	@	Owens Corning, Inc.	974,320
18,450	@, L	USG Corp.	259,223

			6,923,814

Chemicals: 2.7%
36,250		Airgas, Inc.	1,725,500
40,900		Albemarle Corp.	1,487,533
33,200		Ashland, Inc.	1,315,384

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Chemicals: (continued)
29,200		Cabot Corp.	$765,916
64,050		Celanese Corp.	2,056,005
21,500		CF Industries Holdings, Inc.	1,951,770
21,200		Cytec Industries, Inc.	772,104
32,400		Eastman Chemical Co.	1,951,776
105,450		Ecolab, Inc.	4,700,961
32,400		FMC Corp.	1,806,624
72,050		Huntsman Corp.	813,445
35,200		International Flavors & Fragrances, Inc.	1,448,128
18,400	@, L	Intrepid Potash, Inc.	536,728
30,200		Lubrizol Corp.	2,203,090
73,650		PPG Industries, Inc.	4,311,471
57,550		RPM International, Inc.	1,169,992
44,350		Sherwin-Williams Co.	2,734,178
54,650		Sigma-Aldrich Corp.	2,761,465
44,150		Terra Industries, Inc.	1,421,189
2,500		Valhi, Inc.	34,925
44,750		Valspar Corp.	1,214,515

			37,182,699

Coal: 0.8%
53,591	@	Alpha Natural Resources, Inc.	2,324,778
68,500		Arch Coal, Inc.	1,524,125
80,850		Consol Energy, Inc.	4,026,330
38,300		Massey Energy Co.	1,608,983
23,700		Walter Industries, Inc.	1,784,847

			11,269,063

Commercial Services: 4.0%
21,500		Aaron Rents, Inc.	596,195
24,850	@, L	Alliance Data Systems Corp.	1,605,062
59,150	@	Apollo Group, Inc. - Class A	3,583,307
20,350	@	Brink's Home Security Holdings, Inc.	664,224
31,900	@	Career Education Corp.	743,589
43,750	@	Convergys Corp.	470,313
51,250	@	Corrections Corp. of America	1,258,188
27,700		DeVry, Inc.	1,571,421
56,350		Equifax, Inc.	1,740,652
22,850	@	FTI Consulting, Inc.	1,077,606
28,000	@	Genpact Ltd.	417,200
35,800		Global Payments, Inc.	1,928,188
151,100		H&R Block, Inc.	3,417,882
83,350	@	Hertz Global Holdings, Inc.	993,532
37,150	@	Hewitt Associates, Inc.	1,569,959
27,600		Hillenbrand, Inc.	519,984
16,200		Interactive Data Corp.	409,860
80,450	@	Iron Mountain, Inc.	1,831,042
17,050	@	ITT Educational Services, Inc.	1,636,118
42,400		Lender Processing Services, Inc.	1,723,984
35,000		Manpower, Inc.	1,910,300
56,250	@	Monster Worldwide, Inc.	978,750
83,750	L	Moody's Corp.	2,244,500
8,700	@	Morningstar, Inc.	420,558
143,600		Paychex, Inc.	4,399,904
46,850		Pharmaceutical Product Development, Inc.	1,098,164
88,550	@	Quanta Services, Inc.	1,845,382
68,300		Robert Half International, Inc.	1,825,659
91,550		RR Donnelley & Sons Co.	2,038,819
174,900	@	SAIC, Inc.	3,312,606
53,950		SEI Investments Co.	945,204
112,100		Service Corp. International	918,099

Shares			Value
Commercial Services: (continued)
6,200	L	Strayer Education, Inc.	$1,317,438
72,050		Total System Services, Inc.	1,244,304
43,400	@	Verisk Analytics, Inc.	1,314,152
2,720		Washington Post	1,195,712
14,900		Weight Watchers International, Inc.	434,484

			55,202,341

Computers: 3.1%
40,500	@	Affiliated Computer Services, Inc.	2,417,445
173,000	@	Brocade Communications Systems, Inc.	1,319,990
117,650	@, S	Cadence Design Systems, Inc.	704,724
130,300	@	Cognizant Technology Solutions Corp.	5,902,590
67,600	@	Computer Sciences Corp.	3,889,028
29,500		Diebold, Inc.	839,275
17,150	@	DST Systems, Inc.	746,883
21,250	@	IHS, Inc.	1,164,713
34,800	@	Lexmark International, Inc.	904,104
35,800	@	Micros Systems, Inc.	1,110,874
70,900	@	NCR Corp.	789,117
148,850	@	NetApp, Inc.	5,118,952
101,500	@	Sandisk Corp.	2,942,485
220,050		Seagate Technology, Inc.	4,002,710
333,450	@	Sun Microsystems, Inc.	3,124,427
64,400	@	Synopsys, Inc.	1,434,832
77,150	@	Teradata Corp.	2,424,825
99,800	@	Western Digital Corp.	4,406,170

			43,243,144

Cosmetics/Personal Care: 0.7%
38,050		Alberto-Culver Co.	1,114,485
190,550		Avon Products, Inc.	6,002,325
49,850		Estee Lauder Cos., Inc.	2,410,746

			9,527,556

Distribution/Wholesale: 0.8%
58,950	L	Fastenal Co.	2,454,678
71,050		Genuine Parts Co.	2,697,058
71,900	@	Ingram Micro, Inc.	1,254,655
62,550	@	LKQ Corp.	1,225,355
22,500	@	Tech Data Corp.	1,049,850
18,950	@	Wesco International, Inc.	511,840
27,400		WW Grainger, Inc.	2,653,142

			11,846,578

Diversified Financial Services: 3.2%
18,550	@	Affiliated Managers Group, Inc.	1,249,343
40,050	@	AmeriCredit Corp.	762,552
114,000		Ameriprise Financial, Inc.	4,425,480
231,350		Discover Financial Services	3,403,159
52,150		Eaton Vance Corp.	1,585,882
39,450		Federated Investors, Inc.	1,084,875
85,150	@, L	GLG Partners, Inc.	274,183
9,100		Greenhill & Co., Inc.	730,184
18,200	@	Interactive Brokers Group, Inc.	322,504
32,500	@	IntercontinentalExchange, Inc.	3,649,750
186,800		Invesco Ltd.	4,387,932
19,350	@	Investment Technology Group, Inc.	381,195
78,650		Janus Capital Group, Inc.	1,057,843
51,950	@	Jefferies Group, Inc.	1,232,774
34,200		Lazard Ltd.	1,298,574
72,450		Legg Mason, Inc.	2,185,092

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Diversified Financial Services: (continued)
60,550	@	Nasdaq Stock Market, Inc.	$1,200,101
116,200		NYSE Euronext	2,939,860
43,900		Raymond James Financial, Inc.	1,043,503
208,700	@	SLM Corp.	2,352,049
1,800		Student Loan Corp.	83,826
114,050		T. Rowe Price Group, Inc.	6,073,163
116,850	@	TD Ameritrade Holding Corp.	2,264,553
38,550		Waddell & Reed Financial, Inc.	1,177,317

			45,165,694

Electric: 5.4%
297,400	@	AES Corp.	3,958,394
75,600		Allegheny Energy, Inc.	1,775,088
49,400		Alliant Energy Corp.	1,494,844
108,050		Ameren Corp.	3,019,998
148,500	@	Calpine Corp.	1,633,500
101,050		CMS Energy Corp.	1,582,443
122,150		Consolidated Edison, Inc.	5,549,275
81,150		Constellation Energy Group, Inc.	2,854,046
51,550		DPL, Inc.	1,422,780
72,950		DTE Energy Co.	3,179,891
223,050	@	Dynegy, Inc. - Class A	403,721
144,600		Edison International	5,029,188
60,150		Great Plains Energy, Inc.	1,166,309
40,750	L	Hawaiian Electric Industries	851,675
34,200		Integrys Energy Group, Inc.	1,436,058
22,100		ITC Holdings Corp.	1,151,189
81,950		MDU Resources Group, Inc.	1,934,020
64,250	@	Mirant Corp.	981,098
77,900		Northeast Utilities	2,009,041
117,750	@	NRG Energy, Inc.	2,780,078
47,550		NSTAR	1,749,840
104,400		NV Energy, Inc.	1,292,472
42,800		OGE Energy Corp.	1,578,892
8,700		Ormat Technologies, Inc.	329,208
97,850		Pepco Holdings, Inc.	1,648,773
45,150		Pinnacle West Capital Corp.	1,651,587
167,900		PPL Corp.	5,424,849
124,200		Progress Energy, Inc.	5,093,442
155,650	@	RRI Energy, Inc.	890,318
54,250		SCANA Corp.	2,044,140
94,950		TECO Energy, Inc.	1,540,089
48,400		Westar Energy, Inc.	1,051,248
52,050		Wisconsin Energy Corp.	2,593,652
203,250		Xcel Energy, Inc.	4,312,965

			75,414,111

Electrical Components & Equipment: 0.6%
48,050		Ametek, Inc.	1,837,432
30,800	@	Energizer Holdings, Inc.	1,887,424
23,200	@	General Cable Corp.	682,544
25,200		Hubbell, Inc.	1,191,960
58,750		Molex, Inc.	1,266,063
43,200	@	Sunpower Corp. - Class A	1,022,976

			7,888,399

Electronics: 2.1%
153,400	@	Agilent Technologies, Inc.	4,766,138
76,550		Amphenol Corp.	3,535,079
53,350	@	Arrow Electronics, Inc.	1,579,694
67,500	@	Avnet, Inc.	2,035,800
21,850		AVX Corp.	276,840
23,400	@	Dolby Laboratories, Inc.	1,116,882
67,350	@	Flir Systems, Inc.	2,203,692
50,850	L	Garmin Ltd.	1,561,095

Shares			Value
Electronics: (continued)
61,500		Gentex Corp.	$1,097,775
17,700	@	Itron, Inc.	1,195,989
83,950		Jabil Circuit, Inc.	1,458,212
15,000	@	Mettler Toledo International, Inc.	1,574,850
25,200		National Instruments Corp.	742,140
52,050		PerkinElmer, Inc.	1,071,710
23,700	@	Thomas & Betts Corp.	848,223
53,450	@	Trimble Navigation Ltd.	1,346,940
82,850	@	Vishay Intertechnology, Inc.	691,798
43,150	@	Waters Corp.	2,673,574

			29,776,431

Energy - Alternate Sources: 0.1%
57,350	@	Covanta Holding Corp.	1,037,462

			1,037,462

Engineering & Construction: 1.0%
42,250	@	Aecom Technology Corp.	1,161,875
80,650		Fluor Corp.	3,632,476
55,250	@	Jacobs Engineering Group, Inc.	2,077,953
71,500		KBR, Inc.	1,358,500
102,250	@	McDermott International, Inc.	2,455,023
37,350	@	Shaw Group, Inc.	1,073,813
37,050	@	URS Corp.	1,649,466

			13,409,106

Entertainment: 0.4%
32,300	@	DreamWorks Animation SKG, Inc.	1,290,385
132,700		International Game Technology	2,490,779
13,400		International Speedway Corp.	381,230
29,800	@	Penn National Gaming, Inc.	809,964
35,900		Regal Entertainment Group	518,396
28,600	@	Scientific Games Corp.	416,130
20,000	@	Warner Music Group Corp.	113,200

			6,020,084

Environmental Control: 0.6%
61,700		Nalco Holding Co.	1,573,967
143,710		Republic Services, Inc.	4,068,430
37,750	@	Stericycle, Inc.	2,082,668
35,800	@	Waste Connections, Inc.	1,193,572

			8,918,637

Food: 3.0%
87,700		Campbell Soup Co.	2,964,260
199,900		ConAgra Foods, Inc.	4,607,695
33,400		Corn Products International, Inc.	976,282
80,250	@	Dean Foods Co.	1,447,710
88,250		Del Monte Foods Co.	1,000,755
34,400		Flowers Foods, Inc.	817,344
68,600		Hershey Co.	2,455,194
140,100		HJ Heinz Co.	5,990,676
31,000		Hormel Foods Corp.	1,191,950
52,750		JM Smucker Co.	3,257,313
57,950		McCormick & Co., Inc.	2,093,734
25,300	@	Ralcorp Holdings, Inc.	1,510,663
190,100		Safeway, Inc.	4,047,229
310,150		Sara Lee Corp.	3,777,627
57,850	@	Smithfield Foods, Inc.	878,742
98,450		Supervalu, Inc.	1,251,300
133,800		Tyson Foods, Inc.	1,641,726
48,850	@	Whole Foods Market, Inc.	1,340,933

			41,251,133

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Forest Products & Paper: 0.8%
194,050		International Paper Co.	$5,196,659
76,650		MeadWestvaco Corp.	2,194,490
94,850		Weyerhaeuser Co.	4,091,829

			11,482,978

Gas: 1.4%
34,300		AGL Resources, Inc.	1,250,921
41,100		Atmos Energy Corp.	1,208,340
178,700		CenterPoint Energy, Inc.	2,592,937
32,000		Energen Corp.	1,497,600
31,600		National Fuel Gas Co.	1,580,000
122,450		NiSource, Inc.	1,883,281
108,850		Sempra Energy	6,093,423
49,550		Southern Union Co.	1,124,785
48,250		UGI Corp.	1,167,168
36,100		Vectren Corp.	890,948

			19,289,403

Hand/Machine Tools: 0.5%
26,900		Black & Decker Corp.	1,743,927
35,200		Kennametal, Inc.	912,384
19,050		Lincoln Electric Holdings, Inc.	1,018,413
25,800		Snap-On, Inc.	1,090,308
35,300	L	Stanley Works	1,818,303

			6,583,335

Healthcare - Products: 2.6%
31,400		Beckman Coulter, Inc.	2,054,816
20,050		Cooper Cos., Inc.	764,306
44,250		CR Bard, Inc.	3,447,075
66,300		Densply International, Inc.	2,331,771
25,000	@	Edwards Lifesciences Corp.	2,171,250
23,200	@	Gen-Probe, Inc.	995,280
40,200	@	Henry Schein, Inc.	2,114,520
27,900		Hill-Rom Holdings, Inc.	669,321
113,950	@	Hologic, Inc.	1,652,275
71,650	@	Hospira, Inc.	3,654,150
26,300	@, L	Idexx Laboratories, Inc.	1,405,472
16,950	@, L	Intuitive Surgical, Inc.	5,141,274
35,700	@	Inverness Medical Innovations, Inc.	1,481,907
27,400	@	Kinetic Concepts, Inc.	1,031,610
44,850	@	Patterson Cos., Inc.	1,254,903
33,500	@	Resmed, Inc.	1,751,045
16,650		Techne Corp.	1,141,524
55,950	@	Varian Medical Systems, Inc.	2,621,258

			35,683,757

Healthcare - Services: 2.2%
18,600	@	Brookdale Senior Living, Inc.	338,334
121,600		Cigna Corp.	4,288,832
41,350	@	Community Health Systems, Inc.	1,472,060
28,500	@	Covance, Inc.	1,555,245
66,500	@	Coventry Health Care, Inc.	1,615,285
46,150	@	DaVita, Inc.	2,710,851
110,850	@	Health Management Associates, Inc.	805,880
46,050	@	Health Net, Inc.	1,072,505
75,600	@	Humana, Inc.	3,318,084
48,300	@	Laboratory Corp. of America Holdings	3,614,772
24,200	@	LifePoint Hospitals, Inc.	786,742
30,700	@	Lincare Holdings, Inc.	1,139,584
20,350	@	Mednax, Inc.	1,223,239
69,250		Quest Diagnostics	4,181,315
210,950	@	Tenet Healthcare Corp.	1,137,021
40,700		Universal Health Services, Inc.	1,241,350

			30,501,099

Shares			Value
Holding Companies - Diversified: 0.1%
83,750	@	Leucadia National Corp.	$1,992,413

			1,992,413

Home Builders: 0.6%
124,500		D.R. Horton, Inc.	1,353,315
34,400		KB Home	470,592
64,750		Lennar Corp.	826,858
16,800		MDC Holdings, Inc.	521,472
2,620	@	NVR, Inc.	1,862,060
149,990		Pulte Homes, Inc.	1,499,900
15,800		Thor Industries, Inc.	496,120
60,850	@	Toll Brothers, Inc.	1,144,589

			8,174,906

Home Furnishings: 0.3%
26,300		Harman International Industries, Inc.	927,864
33,100		Whirlpool Corp.	2,669,846

			3,597,710

Household Products/Wares: 0.9%
49,850		Avery Dennison Corp.	1,819,027
31,350		Church & Dwight Co., Inc.	1,895,108
62,050		Clorox Co.	3,785,050
67,100		Fortune Brands, Inc.	2,898,720
39,400		Jarden Corp.	1,217,854
19,950		Scotts Miracle-Gro Co.	784,235

			12,399,994

Housewares: 0.2%
124,200		Newell Rubbermaid, Inc.	1,864,242
16,000		Toro Co.	668,960

			2,533,202

Insurance: 5.3%
2,326		Alleghany Corp.	641,976
22,150		Allied World Assurance Holdings Ltd.	1,020,451
38,400		American Financial Group, Inc.	958,080
54,150	@, L	American International Group, Inc.	1,623,417
7,200		American National Insurance	859,968
123,500		AON Corp.	4,734,990
23,450	@	Arch Capital Group Ltd.	1,677,848
44,700		Arthur J. Gallagher & Co.	1,006,197
37,000		Aspen Insurance Holdings Ltd.	941,650
52,450		Assurant, Inc.	1,546,226
63,400		Axis Capital Holdings Ltd.	1,801,194
52,050		Brown & Brown, Inc.	935,339
64,450		Cincinnati Financial Corp.	1,691,168
11,950	@	CNA Financial Corp.	286,800
22,000		Endurance Specialty Holdings Ltd.	819,060
13,200		Erie Indemnity Co.	515,064
27,400		Everest Re Group Ltd.	2,347,632
104,550		Fidelity National Title Group, Inc.	1,407,243
41,700		First American Corp.	1,380,687
218,200	@	Genworth Financial, Inc.	2,476,570
22,800		Hanover Insurance Group, Inc.	1,013,004
145,200		Hartford Financial Services Group, Inc.	3,377,352
50,050		HCC Insurance Holdings, Inc.	1,399,899
127,950		Lincoln National Corp.	3,183,396
4,380	@	Markel Corp.	1,489,200
232,750		Marsh & McLennan Cos., Inc.	5,139,120
58,750	@, L	MBIA, Inc.	233,825

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Insurance: (continued)
11,850		Mercury General Corp.	$465,231
107,700		Old Republic International Corp.	1,081,308
10,350		OneBeacon Insurance Group Ltd.	142,623
31,300		PartnerRe Ltd.	2,336,858
139,250		Principal Financial Group, Inc.	3,347,570
304,200	@	Progressive Corp.	5,472,558
38,300		Protective Life Corp.	633,865
32,400		Reinsurance Group of America, Inc.	1,543,860
27,800		RenaissanceRe Holdings Ltd.	1,477,570
21,950		Stancorp Financial Group, Inc.	878,439
37,000		Torchmark Corp.	1,626,150
12,250		Transatlantic Holdings, Inc.	638,348
18,750		Unitrin, Inc.	413,438
148,150		UnumProvident Corp.	2,891,888
43,400		Validus Holdings Ltd.	1,169,196
600		Wesco Financial Corp.	205,800
3,430		White Mountains Insurance Group Ltd.	1,141,024
59,900		WR Berkley Corp.	1,475,936
152,000		XL Capital Ltd.	2,786,160

			74,235,178

Internet: 1.7%
77,100	@	Akamai Technologies, Inc.	1,952,943
16,900	@, L	Equinix, Inc.	1,793,935
82,250	@	Expedia, Inc.	2,114,648
35,050	@	F5 Networks, Inc.	1,856,949
45,650	@	IAC/InterActiveCorp	934,912
266,300	@	Liberty Media Corp. - Interactive -Class A	2,886,692
69,500	@	McAfee, Inc.	2,819,615
19,000	@, L	NetFlix, Inc.	1,047,660
18,550	@	Priceline.com, Inc.	4,053,175
13,450	@, L	Sohucom, Inc.	770,416
85,350	@	VeriSign, Inc.	2,068,884
24,210	@, L	WebMD Health Corp.	931,843

			23,231,672

Iron/Steel: 0.9%
49,050		AK Steel Holding Corp.	1,047,218
43,950		Allegheny Technologies, Inc.	1,967,642
19,750		Carpenter Technology Corp.	532,263
58,650		Cliffs Natural Resources, Inc.	2,703,179
28,000		Reliance Steel & Aluminum Co.	1,210,160
9,550		Schnitzer Steel Industries, Inc.	455,535
88,750		Steel Dynamics, Inc.	1,572,650
64,100		United States Steel Corp.	3,533,192

			13,021,839

Leisure Time: 0.3%
104,900		Harley-Davidson, Inc.	2,643,480
58,550	@, L	Royal Caribbean Cruises Ltd.	1,480,144
19,500	@	WMS Industries, Inc.	780,000

			4,903,624

Lodging: 1.0%
24,600	@, L	Boyd Gaming Corp.	205,902
12,800		Choice Hotels International, Inc.	405,248
19,300	@	Hyatt Hotels Corp.	575,333
134,200	@, L	Las Vegas Sands Corp.	2,004,948
134,125		Marriott International, Inc.	3,654,906
86,850	@	MGM Mirage, Inc.	792,072
83,550		Starwood Hotels & Resorts Worldwide, Inc.	3,055,424
79,650		Wyndham Worldwide Corp.	1,606,541
30,200	L	Wynn Resorts Ltd.	1,758,546

			14,058,920

Shares			Value
Machinery - Construction & Mining: 0.4%
33,800		Bucyrus International, Inc.	$1,905,306
45,950		Joy Global, Inc.	2,370,561
47,350	@	Terex Corp.	938,004

			5,213,871

Machinery - Diversified: 1.3%
41,400	@	AGCO Corp.	1,338,876
90,600		Cummins, Inc.	4,154,916
25,100		Flowserve Corp.	2,372,703
23,100		Gardner Denver, Inc.	982,905
26,800		Graco, Inc.	765,676
36,050		IDEX Corp.	1,122,958
58,350		Manitowoc Co., Inc.	581,750
63,500		Rockwell Automation, Inc.	2,983,230
40,500		Roper Industries, Inc.	2,120,985
21,400		Wabtec Corp.	873,976
26,500	@	Zebra Technologies Corp.	751,540

			18,049,515

Media: 1.9%
104,700		Cablevision Systems Corp.	2,703,354
270,800		CBS Corp. - Class B	3,804,740
15,400	@	Central European Media Enterprises Ltd.	363,594
15,200	@	CTC Media, Inc.	226,480
125,400	@	Discovery Communications, Inc. - Class C	3,325,608
89,700	@	Dish Network Corp.	1,863,069
18,550		Factset Research Systems, Inc.	1,221,889
103,250		Gannett Co., Inc.	1,533,263
18,450		John Wiley & Sons, Inc.	772,686
119,200	@	Liberty Global, Inc.	2,611,672
35,950	@	Liberty Media Corp. - Capital Shares A	858,486
140,550		McGraw-Hill Cos., Inc.	4,709,831
15,150		Meredith Corp.	467,378
46,400	@	New York Times Co.	573,504
39,150		Scripps Networks Interactive - Class A	1,624,725

			26,660,279

Metal Fabricate/Hardware: 0.7%
50,250		Commercial Metals Co.	786,413
62,450		Precision Castparts Corp.	6,891,358
43,250		Timken Co.	1,025,458
9,400		Valmont Industries, Inc.	737,430

			9,440,659

Mining: 0.4%
14,500		Compass Minerals International, Inc.	974,255
16,200		Royal Gold, Inc.	763,020
38,150		Titanium Metals Corp.	477,638
52,700		Vulcan Materials Co.	2,775,709

			4,990,622

Miscellaneous Manufacturing: 2.3%
30,300		Aptargroup, Inc.	1,082,922
20,350		Brink's Co.	495,319
27,400		Carlisle Cos., Inc.	938,724
22,000		Crane Co.	673,640
34,600		Donaldson Co., Inc.	1,471,884
83,050		Dover Corp.	3,455,711
74,050		Eaton Corp.	4,711,061
35,950		Harsco Corp.	1,158,669
81,250		ITT Corp.	4,041,375

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Miscellaneous Manufacturing: (continued)
70,150		Leggett & Platt, Inc.	$1,431,060
52,650		Pall Corp.	1,905,930
71,700		Parker Hannifin Corp.	3,863,196
44,050		Pentair, Inc.	1,422,815
21,800		SPX Corp.	1,192,460
17,750		Teleflex, Inc.	956,548
125,350		Textron, Inc.	2,357,834
35,200		Trinity Industries, Inc.	613,888

			31,773,036

Office/Business Equipment: 0.4%
92,250		Pitney Bowes, Inc.	2,099,610
385,750		Xerox Corp.	3,263,445

			5,363,055

Oil & Gas: 4.6%
25,100	@	Atwood Oceanics, Inc.	899,835
46,350		Cabot Oil & Gas Corp.	2,020,397
37,250		Cimarex Energy Co.	1,973,133
11,050	@	CNX Gas Corp.	326,196
20,900	@	Comstock Resources, Inc.	847,913
34,100	@	Concho Resources, Inc.	1,531,090
13,700	@	Continental Resources, Inc.	587,593
111,650	@	Denbury Resources, Inc.	1,652,420
30,900		Diamond Offshore Drilling	3,041,178
24,300	@	Encore Acquisition Co.	1,166,886
58,250		EQT Corp.	2,558,340
62,000		EXCO Resources, Inc.	1,316,260
50,000	@	Forest Oil Corp.	1,112,500
47,050		Frontier Oil Corp.	566,482
47,350		Helmerich & Payne, Inc.	1,888,318
18,950		Holly Corp.	485,689
42,850	@	Mariner Energy, Inc.	497,489
85,050		Murphy Oil Corp.	4,609,710
126,800	@	Nabors Industries Ltd.	2,775,652
59,350	@	Newfield Exploration Co.	2,862,451
77,450		Noble Energy, Inc.	5,515,989
68,700		Patterson-UTI Energy, Inc.	1,054,545
128,500	@	PetroHawk Energy Corp.	3,082,715
51,050		Pioneer Natural Resources Co.	2,459,079
57,950	@	Plains Exploration & Production Co.	1,602,897
77,700	@	Pride International, Inc.	2,479,407
77,850		Questar Corp.	3,236,225
52,450	@	Quicksilver Resources, Inc.	787,275
69,700		Range Resources Corp.	3,474,545
50,650	@	Rowan Cos., Inc.	1,146,716
55,350	@	SandRidge Energy, Inc.	521,951
5,140	@	Seahawk Drilling, Inc.	115,856
27,800		St. Mary Land & Exploration Co.	951,872
52,150		Sunoco, Inc.	1,361,115
61,550		Tesoro Corp.	834,003
18,450	@	Unit Corp.	784,125
22,750	@	Whiting Petroleum Corp.	1,625,488

			63,753,335

Oil & Gas Services: 1.4%
130,700		BJ Services Co.	2,431,020
107,100	@	Cameron International Corp.	4,476,780
36,850	@	Dresser-Rand Group, Inc.	1,164,829
28,000	@	Exterran Holdings, Inc.	600,600
55,350	@	FMC Technologies, Inc.	3,201,444
45,100	@	Helix Energy Solutions Group, Inc.	529,925
24,400	@	Oceaneering International, Inc.	1,427,888

Shares			Value
Oil & Gas Services: (continued)
22,150	@	Oil States International, Inc.	$870,274
9,000	@	SEACOR Holdings, Inc.	686,250
98,250		Smith International, Inc.	2,669,453
34,900	@	Superior Energy Services	847,721

			18,906,184

Packaging & Containers: 1.1%
41,950		Ball Corp.	2,168,815
47,250		Bemis Co.	1,400,963
71,250	@	Crown Holdings, Inc.	1,822,575
14,900		Greif, Inc. - Class A	804,302
75,250	@	Owens-Illinois, Inc.	2,473,468
46,050		Packaging Corp. of America	1,059,611
58,950	@	Pactiv Corp.	1,423,053
71,150		Sealed Air Corp.	1,555,339
44,650		Sonoco Products Co.	1,306,013
48,150		Temple-Inland, Inc.	1,016,447

			15,030,586

Pharmaceuticals: 2.0%
134,600		AmerisourceBergen Corp.	3,509,022
44,550	@	BioMarin Pharmaceuticals, Inc.	837,986
33,000	@	Cephalon, Inc.	2,059,530
52,350	@	Endo Pharmaceuticals Holdings, Inc.	1,073,699
134,600	@	Forest Laboratories, Inc.	4,322,006
27,400		Herbalife Ltd.	1,111,618
110,950	@	King Pharmaceuticals, Inc.	1,361,357
90,300		Mead Johnson Nutrition Co.	3,946,110
136,300	@, L	Mylan Laboratories	2,512,009
24,000	@	NBTY, Inc.	1,044,960
52,550		Omnicare, Inc.	1,270,659
35,500		Perrigo Co.	1,414,320
30,400	@	Valeant Pharmaceuticals International	966,416
37,850	@	VCA Antech, Inc.	943,222
46,950	@	Watson Pharmaceuticals, Inc.	1,859,690

			28,232,604

Pipelines: 0.8%
314,500		El Paso Corp.	3,091,535
46,950		Oneok, Inc.	2,092,562
288,200		Spectra Energy Corp.	5,910,982

			11,095,079

Real Estate: 0.3%
101,750	@	CB Richard Ellis Group, Inc.	1,380,748
49,000	@, L	Forest City Enterprises, Inc.	577,220
17,200		Jones Lang LaSalle, Inc.	1,038,880
41,300	@, L	St. Joe Co.	1,193,157

			4,190,005

Retail: 5.1%
38,850		Abercrombie & Fitch Co.	1,353,923
42,500		Advance Auto Parts, Inc.	1,720,400
30,200	@	Aeropostale, Inc.	1,028,310
76,450		American Eagle Outfitters	1,298,121
32,750	@, L	Autonation, Inc.	627,163
13,950	@	Autozone, Inc.	2,205,077
16,900	L	Barnes & Noble, Inc.	322,283
116,850	@	Bed Bath & Beyond, Inc.	4,513,916
36,800	@	Big Lots, Inc.	1,066,464
24,500	@	BJ's Wholesale Club, Inc.	801,395
45,650		Brinker International, Inc.	681,098

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Retail: (continued)
47,400		Burger King Holdings, Inc.	$892,068
98,800	@	Carmax, Inc.	2,395,900
79,100	@	Chico's FAS, Inc.	1,111,355
14,300	@	Chipotle Mexican Grill, Inc.	1,260,688
29,800	@	Copart, Inc.	1,091,574
60,850		Darden Restaurants, Inc.	2,134,010
38,450	@	Dick's Sporting Goods, Inc.	956,252
15,100	@	Dollar General Corp.	338,693
40,200	@	Dollar Tree, Inc.	1,941,660
62,850		Family Dollar Stores, Inc.	1,749,116
69,600		Foot Locker, Inc.	775,344
73,350	@	GameStop Corp.	1,609,299
26,300		Guess ?, Inc.	1,112,490
100,300		JC Penney Co., Inc.	2,668,983
118,650		Limited Brands, Inc.	2,282,826
189,250		Macy's, Inc.	3,171,830
19,150		MSC Industrial Direct Co.	900,050
74,450		Nordstrom, Inc.	2,797,831
123,550	@	Office Depot, Inc.	796,898
60,750	@	O'Reilly Automotive, Inc.	2,315,790
12,250	@	Panera Bread Co.	820,383
16,950	@	Penske Auto Group, Inc.	257,301
56,150		Petsmart, Inc.	1,498,644
22,900		Phillips-Van Heusen	931,572
56,150		RadioShack Corp.	1,094,925
259,350	@, L	Rite Aid Corp.	391,619
56,650		Ross Stores, Inc.	2,419,522
22,200	@, L	Sears Holding Corp.	1,852,590
37,950	@	Signet Jewelers Ltd.	1,014,024
55,050		Tiffany & Co.	2,367,150
184,250		TJX Cos., Inc.	6,734,245
57,650	@	Urban Outfitters, Inc.	2,017,174
163,300		Wendy's/Arby's Group, Inc.—Class A	765,877
42,600		Williams-Sonoma, Inc.	885,228

			70,971,061

Savings & Loans: 0.7%
8,950		Capitol Federal Financial	281,567
66,600		First Niagara Financial Group, Inc.	926,406
208,900		Hudson City Bancorp., Inc.	2,868,197
154,000	L	New York Community Bancorp., Inc.	2,234,540
154,250		People's United Financial, Inc.	2,575,975
36,950		TFS Financial Corp.	448,573
44,650		Washington Federal, Inc.	863,531

			10,198,789

Semiconductors: 4.4%
248,700	@	Advanced Micro Devices, Inc.	2,407,416
131,200		Altera Corp.	2,969,056
130,100	S	Analog Devices, Inc.	4,108,558
201,500	@	Atmel Corp.	928,915
47,000	@	Cree, Inc.	2,649,390
66,700	@	Cypress Semiconductor Corp.	704,352
55,450	@	Fairchild Semiconductor International, Inc.	553,946
73,850	@	Integrated Device Technology, Inc.	477,810
32,100	@	International Rectifier Corp.	710,052
54,750		Intersil Corp.	839,865
76,200		KLA-Tencor Corp.	2,755,392
56,750	@	Lam Research Corp.	2,225,168
99,300		Linear Technology Corp.	3,032,622
288,450	@	LSI Logic Corp.	1,733,585
231,050	@	Marvell Technology Group Ltd.	4,794,288

Shares			Value
Semiconductors: (continued)
136,500		Maxim Integrated Products	$2,770,950
99,850	@	MEMC Electronic Materials, Inc.	1,359,957
81,650	L	Microchip Technology, Inc.	2,372,749
380,200	@	Micron Technology, Inc.	4,014,912
102,750		National Semiconductor Corp.	1,578,240
43,850	@	Novellus Systems, Inc.	1,023,459
244,650	@	Nvidia Corp.	4,570,062
188,000	@	ON Semiconductor Corp.	1,656,280
99,800	@	PMC—Sierra, Inc.	864,268
53,050	@	QLogic Corp.	1,001,054
45,550	@, L	Rambus, Inc.	1,111,420
45,000	@	Rovi Corp.	1,434,150
20,050	@	Silicon Laboratories, Inc.	969,217
77,550	@	Teradyne, Inc.	832,112
32,700	@	Varian Semiconductor Equipment Associates, Inc.	1,173,276
122,700		Xilinx, Inc.	3,074,862

			60,697,383

Software: 3.5%
28,000	@	Allscripts Healthcare Solutions, Inc.	566,440
39,050	@	Ansys, Inc.	1,697,113
100,700	@	Autodesk, Inc.	2,558,787
82,450	@	BMC Software, Inc.	3,306,245
62,250		Broadridge Financial Solutions ADR	1,404,360
175,000		CA, Inc.	3,930,500
29,900	@, L	Cerner Corp.	2,464,956
80,750	@	Citrix Systems, Inc.	3,360,008
108,300	@	Compuware Corp.	783,009
23,700		Dun & Bradstreet Corp.	1,999,569
143,500	@	Electronic Arts, Inc.	2,547,125
6,100	@	Emdeon, Inc.	93,025
139,255		Fidelity National Information Services, Inc.	3,264,137
69,450	@	Fiserv, Inc.	3,366,936
81,350		IMS Health, Inc.	1,713,231
144,350	@	Intuit, Inc.	4,432,989
44,650	@	MSCI, Inc.—Class A	1,419,870
153,900	@	Novell, Inc.	638,685
97,550	@	Nuance Communications, Inc.	1,515,927
84,750	@	Red Hat, Inc.	2,618,775
48,450	@	Salesforce.com, Inc.	3,574,157
37,100	@	Sybase, Inc.	1,610,140

			48,865,984

Telecommunications: 2.7%
86,450	@	Amdocs Ltd.	2,466,419
132,335		CenturyTel, Inc.	4,791,850
40,550	@, L	Ciena Corp.	439,562
28,900	@, L	Clearwire Corp.	195,364
39,400	@	CommScope, Inc.	1,045,282
130,000	@	Crown Castle International Corp.	5,075,200
16,850	@	EchoStar Holding Corp.	339,359
139,400		Frontier Communications Corp.	1,088,714
59,150		Harris Corp.	2,812,583
94,250	@	JDS Uniphase Corp.	777,563
26,400	@, L	Leap Wireless International, Inc.	463,320
727,250	@	Level 3 Communications, Inc.	1,112,693
113,050	@, L	MetroPCS Communications, Inc.	862,572
32,300	@	NeuStar, Inc.	744,192
74,200	@	NII Holdings, Inc.	2,491,636
660,600		Qwest Communications International, Inc.	2,781,126

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Telecommunications: (continued)
51,900	@	SBA Communications Corp.	$1,772,904
40,550		Telephone & Data Systems, Inc.	1,375,456
177,450	@	Tellabs, Inc.	1,007,916
66,400	@, L	TW Telecom, Inc.	1,138,096
6,900	@	US Cellular Corp.	292,629
129,000		Virgin Media, Inc.	2,171,070
194,700		Windstream Corp.	2,139,753

			37,385,259

Textiles: 0.2%
58,850		Cintas Corp.	1,533,043
25,000	@	Mohawk Industries, Inc.	1,190,000

			2,723,043

Toys/Games/Hobbies: 0.3%
55,850		Hasbro, Inc.	1,790,551
159,850		Mattel, Inc.	3,193,803

			4,984,354

Transportation: 1.3%
18,350	L	Alexander & Baldwin, Inc.	628,121
75,750		CH Robinson Worldwide, Inc.	4,448,798
21,350		Con-way, Inc.	745,329
94,950		Expeditors International Washington, Inc.	3,297,614
23,050	L	Frontline Ltd.	629,726
39,200		JB Hunt Transport Services, Inc.	1,264,984
40,800	@	Kansas City Southern	1,358,232
24,100	@	Kirby Corp.	839,403
23,100		Landstar System, Inc.	895,587
10,450		Overseas Shipholding Group	459,278
25,000		Ryder System, Inc.	1,029,250
18,750		Teekay Shipping Corp.	435,188
23,100		Tidewater, Inc.	1,107,645
44,650		UTI Worldwide, Inc.	639,388

			17,778,543

Trucking & Leasing: 0.0%
21,150		GATX Corp.	608,063

			608,063

Water: 0.1%
28,300		American Water Works Co., Inc.	634,203
60,550	L	Aqua America, Inc.	1,060,231

			1,694,434

		Total Common Stock (Cost $ 1,169,350,139)	1,294,123,994

REAL ESTATE INVESTMENT TRUSTS: 5.6%
Apartments: 0.9%
52,412		Apartment Investment & Management Co.	834,399
35,640		AvalonBay Communities, Inc.	2,926,400
22,900		BRE Properties, Inc.	757,532
29,700		Camden Property Trust	1,258,389
122,450		Equity Residential	4,136,361
12,250		Essex Property Trust, Inc.	1,024,713
67,068		UDR, Inc.	1,102,598

			12,040,392

Diversified: 0.7%
34,100		Digital Realty Trust, Inc.	1,714,548
99,950		Duke Realty Corp.	1,216,392
48,400		Liberty Property Trust	1,549,284
68,650		Vornado Realty Trust	4,801,381

			9,281,605

Shares			Value
Forest Products & Paper: 0.3%
72,750	L	Plum Creek Timber Co., Inc.	$2,747,040
35,100		Rayonier, Inc.	1,479,816

			4,226,856

Health Care: 0.9%
126,250		HCP, Inc.	3,855,675
51,350		Health Care Real Estate Investment Trust, Inc.	2,275,832
45,850		Nationwide Health Properties, Inc.	1,613,003
54,800		Senior Housing Properties Trust	1,198,476
69,450		Ventas, Inc.	3,037,743

			11,980,729

Hotels: 0.3%
48,000		Hospitality Properties Trust	1,138,080
274,124		Host Hotels & Resorts, Inc.	3,199,027

			4,337,107

Mortgage: 0.4%
242,350		Annaly Capital Management, Inc.	4,204,773
300,200		Chimera Investment Corp.	1,164,776

			5,369,549

Office Property: 0.8%
17,500		Alexandria Real Estate Equities, Inc.	1,125,075
61,450		Boston Properties, Inc.	4,121,452
57,550		Brandywine Realty Trust	656,070
25,600		Corporate Office Properties Trust SBI MD	937,728
54,150		Douglas Emmett, Inc.	771,638
99,550		HRPT Properties Trust	644,089
34,800		Mack-Cali Realty Corp.	1,203,036
34,400		SL Green Realty Corp.	1,728,256

			11,187,344

Regional Malls: 0.2%
36,593		Macerich Co.	1,315,518
23,700		Taubman Centers, Inc.	851,067

			2,166,585

Shopping Centers: 0.4%
26,400		Federal Realty Investment Trust	1,787,808
168,550		Kimco Realty Corp.	2,280,482
35,800		Regency Centers Corp.	1,255,148
46,700		Weingarten Realty Investors	924,193

			6,247,631

Single Tenant: 0.1%
46,600	L	Realty Income Corp.	1,207,406

			1,207,406

Storage: 0.3%
60,050		Public Storage, Inc.	4,891,073

			4,891,073

Warehouse/Industrial: 0.3%
65,050		AMB Property Corp.	1,662,028
198,100		Prologis	2,711,989

			4,374,017

		Total Real Estate Investment Trusts (Cost $ 68,512,466)	77,310,294

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
RIGHTS: 0.0%
Pharmaceuticals: 0.0%
1,300		Fresenius Kabi Pharmaceuticals Holding, Inc.	$377

			377

Telecommunications: 0.0%
28,900		Clearwire Corp.	11,560

			11,560

		Total Rights (Cost $—)	11,937

		Total Long-Term Investments (Cost $ 1,237,862,605)	1,371,446,225

SHORT-TERM INVESTMENTS: 4.0%
Affiliated Mutual Fund: 1.2%
16,750,000	S	ING Institutional Prime Money Market Fund—Class I	16,750,000

		Total Mutual Fund (Cost $ 16,750,000 )	16,750,000

Principal Amount				Value
Securities Lending Collateralcc: 2.8%
$38,412,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$38,412,000
268,841	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		215,073

		Total Securities Lending Collateral
		(Cost $ 38,680,841)		38,627,073

		Total Short-Term Investments
		(Cost $ 55,430,841)		55,377,073

		Total Investments in Securities (Cost $ 1,293,293,446) *	102.6%	$1,426,823,298
		Other Assets and Liabilities—Net	(2.6)	(35,674,194)

		Net Assets	100.0%	$1,391,149,104

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $1,305,225,065.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$143,116,404
Gross Unrealized Depreciation	(21,518,171)

Net Unrealized Appreciation	$121,598,233

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$1,294,123,994	$—	$—	$1,294,123,994
Real Estate Investment Trusts	77,310,294	—	—	77,310,294
Rights	11,937	—	—	11,937
Short-Term Investments	55,162,000	—	215,073	55,377,073

Total Investments, at value	$1,426,608,225	$—	$215,073	$1,426,823,298

Other Financial Instruments+:
Futures	730,608	—	—	730,608

Total Assets	$1,427,338,833	$—	$215,073	$1,427,553,906

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	215,073	—	215,073

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$215,073	$—	$215,073

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Mid Cap Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
S&P Mid 400 E-Mini	259	03/19/10	$18,774,910	$730,608

			$18,774,910	$730,608

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$730,608

Total Asset Derivatives		$730,608

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$4,754,092

Total	$4,754,092

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$470,785

Total	$470,785

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 97.0%
Aerospace/Defense: 1.5%
6,180	@	Alliant Techsystems, Inc.	$545,509
8,760	@	BE Aerospace, Inc.	205,860
23,120		Goodrich Corp.	1,485,460
29,600		Rockwell Collins, Inc.	1,638,656
6,300	@	Spirit Aerosystems Holdings, Inc.	125,118
7,360	@	TransDigm Group, Inc.	349,526

			4,350,129

Agriculture: 0.8%
27,780		Lorillard, Inc.	2,228,789

			2,228,789

Airlines: 1.2%
53,160	@	AMR Corp.	410,927
22,375	@,L	Continental Airlines, Inc.	400,960
5,640		Copa Holdings S.A.	307,211
144,180	@	Delta Airlines, Inc.	1,640,768
43,220		Southwest Airlines Co.	494,005

			3,253,871

Apparel: 1.3%
59,340		Coach, Inc.	2,167,690
17,640	@	Hanesbrands, Inc.	425,300
9,660		Polo Ralph Lauren Corp.	782,267
3,640		VF Corp.	266,594

			3,641,851

Auto Manufacturers: 0.2%
11,720	@	Navistar International Corp.	452,978

			452,978

Auto Parts & Equipment: 0.6%

20,140		BorgWarner, Inc.	669,051
1,220	@	Federal Mogul Corp.	21,106
45,100	@	Goodyear Tire & Rubber Co.	635,910
2,260	@	TRW Automotive Holdings Corp.	53,969
10,460		WABCO Holdings, Inc.	269,763

			1,649,799

Banks: 0.1%
1,300		BOK Financial Corp.	61,776
7,360		CapitalSource, Inc.	29,219
3,974		Commerce Bancshares, Inc.	153,873

			244,868

Beverages: 1.3%
14,000		Brown-Forman Corp.	749,980
49,080		Coca-Cola Enterprises, Inc.	1,040,496
6,460	@,L	Green Mountain Coffee Roasters, Inc.	526,296
12,860	@	Hansen Natural Corp.	493,824
1,380		Molson Coors Brewing Co.	62,321
21,080		Pepsi Bottling Group, Inc.	790,500

			3,663,417

Biotechnology: 3.0%
1,400	@	Abraxis Bioscience, Inc.	56,770
16,140	@	Alexion Pharmaceuticals, Inc.	787,955
26,320	@	Amylin Pharmaceuticals, Inc.	373,481
3,480	@	Bio-Rad Laboratories, Inc.	335,681
8,320	@	Charles River Laboratories International, Inc.	280,301

Shares			Value
Biotechnology: (continued)
21,520	@	Dendreon Corp.	$565,546
22,980	@,L	Illumina, Inc.	704,337
29,020	@	Life Technologies Corp.	1,515,715
10,240	@	Millipore Corp.	740,864
17,800	@	Myriad Genetics, Inc.	464,580
10,800	@	OSI Pharmaceuticals, Inc.	335,124
8,800	@	Talecris Biotherapeutics Holdings Corp.	195,976
8,660	@,L	United Therapeutics Corp.	455,949
36,340	@	Vertex Pharmaceuticals, Inc.	1,557,169

			8,369,448

Building Materials: 0.5%
1,680	@	Armstrong World Industries, Inc.	65,402
8,240		Eagle Materials, Inc.	214,652
8,760		Lennox International, Inc.	341,990
3,200		Martin Marietta Materials, Inc.	286,112
31,560		Masco Corp.	435,844
7,000	@	Owens Corning, Inc.	179,480

			1,523,480

Chemicals: 3.0%
980		Albemarle Corp.	35,643
1,080		Ashland, Inc.	42,790
26,780		Celanese Corp.	859,638
7,540		CF Industries Holdings, Inc.	684,481
44,120		Ecolab, Inc.	1,966,870
11,460		FMC Corp.	639,010
13,840		International Flavors & Fragrances, Inc.	569,378
7,260	@, L	Intrepid Potash, Inc.	211,774
10,940		Lubrizol Corp.	798,073
12,620		RPM International, Inc.	256,565
15,920		Sherwin-Williams Co.	981,468
22,720		Sigma-Aldrich Corp.	1,148,042
12,800		Terra Industries, Inc.	412,032
220		Valhi, Inc.	3,073

			8,608,837

Coal: 1.4%
22,370	@	Alpha Natural Resources, Inc.	970,411
33,700		Consol Energy, Inc.	1,678,260
12,780		Massey Energy Co.	536,888
9,900		Walter Industries, Inc.	745,569

			3,931,128

Commercial Services: 6.2%
9,000	L	Aaron Rents, Inc.	249,570
9,980	@, L	Alliance Data Systems Corp.	644,608
24,700	@	Apollo Group, Inc.—Class A	1,496,326
8,620	@	Brink's Home Security Holdings, Inc.	281,357
12,740	@	Career Education Corp.	296,969
2,460	@	Convergys Corp.	26,445
2,520	@	Corrections Corp. of America	61,866
11,540		DeVry, Inc.	654,664
2,600	@	Education Management Corp.	57,226
18,400		Equifax, Inc.	568,376
9,680	@	FTI Consulting, Inc.	456,509
11,620	@	Genpact Ltd.	173,138
14,980		Global Payments, Inc.	806,823

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Commercial Services: (continued)
63,460		H&R Block, Inc.	$1,435,465
15,600	@	Hewitt Associates, Inc.	659,256
4,300		Hillenbrand, Inc.	81,012
3,200		Interactive Data Corp.	80,960
33,700	@	Iron Mountain, Inc.	767,012
7,190	@	ITT Educational Services, Inc.	689,952
17,780		Lender Processing Services, Inc.	722,935
13,760	@	Monster Worldwide, Inc.	239,424
35,080	L	Moody's Corp.	940,144
3,560	@, L	Morningstar, Inc.	172,090
60,100		Paychex, Inc.	1,841,464
19,520		Pharmaceutical Product Development, Inc.	457,549
28,520		Robert Half International, Inc.	762,340
9,900		RR Donnelley & Sons Co.	220,473
54,360	@	SAIC, Inc.	1,029,578
22,600		SEI Investments Co.	395,952
2,680	L	Strayer Education, Inc.	569,473
21,840		Total System Services, Inc.	377,177
13,400	@	Verisk Analytics, Inc.	405,752
620		Weight Watchers International, Inc.	18,079

			17,639,964

Computers: 4.4%
10,160	@	Affiliated Computer Services, Inc.	606,450
25,400	@	Brocade Communications Systems, Inc.	193,802
49,220	@	Cadence Design Systems, Inc.	294,828
54,540	@	Cognizant Technology Solutions Corp.	2,470,662
10,800		Diebold, Inc.	307,260
6,320	@	DST Systems, Inc.	275,236
9,000	@	IHS, Inc.	493,290
15,080	@	Micros Systems, Inc.	467,932
29,580	@	NCR Corp.	329,225
62,060	@	NetApp, Inc.	2,134,243
20,480	@	Sandisk Corp.	593,715
82,700		Seagate Technology, Inc.	1,504,313
16,900	@	Synopsys, Inc.	376,532
26,340	@	Teradata Corp.	827,866
37,500	@	Western Digital Corp.	1,655,625

			12,530,979

Cosmetics/Personal Care: 1.4%
13,540		Alberto-Culver Co.	396,587
79,720		Avon Products, Inc.	2,511,172
20,780		Estee Lauder Cos., Inc.	1,004,921

			3,912,680

Distribution/Wholesale: 1.0%
24,640	L	Fastenal Co.	1,026,010
26,160	@	LKQ Corp.	512,474
4,100	@	Wesco International, Inc.	110,741
11,480		WW Grainger, Inc.	1,111,608

			2,760,833

Diversified Financial Services: 3.5%
7,680	@	Affiliated Managers Group, Inc.	517,248
5,000	@, L	AmeriCredit Corp.	95,200
3,520		Ameriprise Financial, Inc.	136,646
21,860		Eaton Vance Corp.	664,763
15,460		Federated Investors, Inc.	425,150
35,540	@,L	GLG Partners, Inc.	114,439
3,800	L	Greenhill & Co., Inc.	304,912

Shares			Value
Diversified Financial Services: (continued)
13,620	@	IntercontinentalExchange, Inc.	$1,529,526
6,240		Invesco Ltd.	146,578
680	@	Investment Technology Group, Inc.	13,396
28,600		Janus Capital Group, Inc.	384,670
16,440	@	Jefferies Group, Inc.	390,121
14,300		Lazard Ltd.	542,971
11,160	@	Nasdaq Stock Market, Inc.	221,191
12,480		NYSE Euronext	315,744
18,840	@	SLM Corp.	212,327
80		Student Loan Corp.	3,726
47,800		T. Rowe Price Group, Inc.	2,545,350
48,740	@, S	TD Ameritrade Holding Corp.	944,581
16,140		Waddell & Reed Financial, Inc.	492,916

			10,001,455

Electric: 2.3%
100,240	@	AES Corp.	1,334,194
19,320		Allegheny Energy, Inc.	453,634
33,760	@	Calpine Corp.	371,360
28,760		Constellation Energy Group, Inc.	1,011,489
2,840		DPL, Inc.	78,384
3,220		Integrys Energy Group, Inc.	135,208
9,380		ITC Holdings Corp.	488,604
18,720		NV Energy, Inc.	231,754
3,540	L	Ormat Technologies, Inc.	133,954
70,220		PPL Corp.	2,268,808

			6,507,389

Electrical Components & Equipment: 0.7%
4,200	@, L	A123 Systems, Inc.	94,248
20,100		Ametek, Inc.	768,624
10,780	@	Energizer Holdings, Inc.	660,598
1,320		Hubbell, Inc.	62,436
2,140		Molex, Inc.	46,117
18,040	@	Sunpower Corp.—Class A	427,187

			2,059,210

Electronics: 3.6%
64,060	@	Agilent Technologies, Inc.	1,990,344
31,940		Amphenol Corp.	1,474,989
9,380	@	Arrow Electronics, Inc.	277,742
9,520	@	Avnet, Inc.	287,123
1,980		AVX Corp.	25,087
9,820	@	Dolby Laboratories, Inc.	468,709
28,080	@, S	Flir Systems, Inc.	918,778
17,080	L	Garmin Ltd.	524,356
25,720		Gentex Corp.	459,102
6,940	@	Itron, Inc.	468,936
17,420		Jabil Circuit, Inc.	302,585
6,220	@	Mettler Toledo International, Inc.	653,038
10,460		National Instruments Corp.	308,047
4,620		PerkinElmer, Inc.	95,126
3,220	@	Thomas & Betts Corp.	115,244
22,380	@	Trimble Navigation Ltd.	563,976
7,360	@	Vishay Intertechnology, Inc.	61,456
18,040	@	Waters Corp.	1,117,758

			10,112,396

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Engineering & Construction: 1.5%
17,510	@	Aecom Technology Corp.	$481,525
33,640		Fluor Corp.	1,515,146
23,040	@	Jacobs Engineering Group, Inc.	866,534
42,580	@	McDermott International, Inc.	1,022,346
12,620	@	Shaw Group, Inc.	362,825
1,980	@	URS Corp.	88,150

			4,336,526

Entertainment: 0.4%
45,920		International Game Technology	861,918
7,760		Regal Entertainment Group	112,054
11,840	@	Scientific Games Corp.	172,272
780	@	Warner Music Group Corp.	4,415

			1,150,659

Environmental Control: 0.9%
25,780		Nalco Holding Co.	657,648
19,100		Republic Services, Inc.	540,721
15,920	@	Stericycle, Inc.	878,306
10,840	@	Waste Connections, Inc.	361,406

			2,438,081

Food: 2.2%
24,940		Campbell Soup Co.	842,972
33,640	@	Dean Foods Co.	606,866
11,840		Flowers Foods, Inc.	281,318
16,820		Hershey Co.	601,988
47,640		HJ Heinz Co.	2,037,086
1,300		Hormel Foods Corp.	49,985
24,240		McCormick & Co., Inc.	875,791
32,260		Sara Lee Corp.	392,927
1,680	@	Smithfield Foods, Inc.	25,519
17,100	@	Whole Foods Market, Inc.	469,395

			6,183,847

Gas: 0.3%
60,660		CenterPoint Energy, Inc.	880,177

			880,177

Hand/Machine Tools: 0.1%
3,080		Snap-On, Inc.	130,161

			130,161

Healthcare—Products: 4.7%
12,780		Beckman Coulter, Inc.	836,323
18,460		CR Bard, Inc.	1,438,034
27,780		Densply International, Inc.	977,023
10,420	@	Edwards Lifesciences Corp.	904,977
9,640	@, L	Gen-Probe, Inc.	413,556
16,800	@	Henry Schein, Inc.	883,680
4,620		Hill-Rom Holdings, Inc.	110,834
4,620	@	Hologic, Inc.	66,990
29,980	@	Hospira, Inc.	1,528,980
10,940	@, L	Idexx Laboratories, Inc.	584,634
7,080	@, L	Intuitive Surgical, Inc.	2,147,506
6,920	@	Inverness Medical Innovations, Inc.	287,249
3,920	@	Kinetic Concepts, Inc.	147,588
18,700	@	Patterson Cos., Inc.	523,226
14,180	@	Resmed, Inc.	741,189
6,920	L	Techne Corp.	474,435
23,440	@	Varian Medical Systems, Inc.	1,098,164

			13,164,388

Shares			Value
Healthcare—Services: 2.6%
3,260		Cigna Corp.	$114,980
8,680	@	Community Health Systems, Inc.	309,008
11,840	@	Covance, Inc.	646,109
7,840	@	Coventry Health Care, Inc.	190,434
19,320	@	DaVita, Inc.	1,134,857
46,120	@	Health Management Associates, Inc.	335,292
11,540	@	Humana, Inc.	506,491
20,240	@	Laboratory Corp. of America Holdings	1,514,762
10,240	@, L	Lincare Holdings, Inc.	380,109
2,840	@	Mednax, Inc.	170,712
28,980		Quest Diagnostics	1,749,812
60,860	@	Tenet Healthcare Corp.	328,035
1,400		Universal Health Services, Inc.	42,700

			7,423,301

Holding Companies—Diversified: 0.1%
12,800	@	Leucadia National Corp.	304,512

			304,512

Home Builders: 0.2%
1,060		KB Home	14,501
2,760		MDC Holdings, Inc.	85,670
240	@	NVR, Inc.	170,570
6,700		Pulte Homes, Inc.	67,000
3,320		Thor Industries, Inc.	104,248

			441,989

Home Furnishings: 0.1%
5,980		Harman International Industries, Inc.	210,974

			210,974

Household Products/Wares: 0.9%
3,860		Avery Dennison Corp.	140,851
13,180		Church & Dwight Co., Inc.	796,731
23,060		Clorox Co.	1,406,660
8,380		Scotts Miracle-Gro Co.	329,418

			2,673,660

Housewares: 0.1%
8,360		Newell Rubbermaid, Inc.	125,484
6,700		Toro Co.	280,127

			405,611

Insurance: 1.6%
8,595	@, L	American International Group, Inc.	257,678
17,340		Arthur J. Gallagher & Co.	390,323
7,540		Axis Capital Holdings Ltd.	214,211
16,160		Brown & Brown, Inc.	290,395
2,380	@	CNA Financial Corp.	57,120
3,220		Endurance Specialty Holdings Ltd.	119,881
3,780		Erie Indemnity Co.	147,496
6,480		Fidelity National Title Group, Inc.	87,221
37,980	@	Genworth Financial, Inc.	431,073
780		Hanover Insurance Group, Inc.	34,655
16,720		Lincoln National Corp.	415,994
7,300		Marsh & McLennan Cos., Inc.	161,184
57,960		Principal Financial Group, Inc.	1,393,358
12,920	@	Progressive Corp.	232,431
1,060		Reinsurance Group of America, Inc.	50,509
2,600		Validus Holdings Ltd.	70,044
8,320		WR Berkley Corp.	205,005

			4,558,578

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Internet: 2.9%
32,240	@, L	Akamai Technologies, Inc.	$816,639
7,080	@, L	Equinix, Inc.	751,542
31,180	@	Expedia, Inc.	801,638
14,680	@	F5 Networks, Inc.	777,746
9,340	@	IAC/InterActiveCorp	191,283
28,980	@	McAfee, Inc.	1,175,719
7,920	@	NetFlix, Inc.	436,709
7,860	@	Priceline.com, Inc.	1,717,410
5,540	@, L	Sohucom, Inc.	317,331
35,980	@	VeriSign, Inc.	872,155
10,172	@, L	WebMD Health Corp.	391,520

			8,249,692

Iron/Steel: 0.1%
2,360		Cliffs Natural Resources, Inc.	108,772
3,220		Schnitzer Steel Industries, Inc.	153,594

			262,366

Leisure Time: 0.2%
7,620	@, L	Royal Caribbean Cruises Ltd.	192,634
9,740	@	WMS Industries, Inc.	389,600

			582,234

Lodging: 0.8%
1,640		Choice Hotels International, Inc.	51,922
4,500	@	Hyatt Hotels Corp.	134,145
42,300	@, L	Las Vegas Sands Corp.	631,962
26,420		Marriott International, Inc.	719,945
16,880	@	MGM Mirage, Inc.	153,946
5,620		Starwood Hotels & Resorts Worldwide, Inc.	205,523
14,780		Wyndham Worldwide Corp.	298,113

			2,195,556

Machinery—Construction & Mining: 0.4%
3,200		Bucyrus International, Inc.	180,384
16,740		Joy Global, Inc.	863,617

			1,044,001

Machinery—Diversified: 1.2%
12,480		Cummins, Inc.	572,333
10,400		Flowserve Corp.	983,112
5,000		Graco, Inc.	142,850
9,000		IDEX Corp.	280,350
2,760		Rockwell Automation, Inc.	129,665
14,540		Roper Industries, Inc.	761,460
9,000	L	Wabtec Corp.	367,560
10,120	@	Zebra Technologies Corp.	287,003

			3,524,333

Media: 1.6%
6,300	@	CTC Media, Inc.	93,870
48,840	@	Discovery Communications, Inc.—Class C	1,295,237
7,840		Factset Research Systems, Inc.	516,421
7,680		John Wiley & Sons, Inc.	321,638
58,720		McGraw-Hill Cos., Inc.	1,967,707
1,380	@	New York Times Co.	17,057
9,840		Scripps Networks Interactive—Class A	408,360

			4,620,290

Metal Fabricate/Hardware: 1.1%
26,080	S	Precision Castparts Corp.	2,877,928
3,860		Valmont Industries, Inc.	302,817

			3,180,745

Shares			Value
Mining: 0.1%
3,280		Compass Minerals International, Inc.	$220,383
1,980		Royal Gold, Inc.	93,258

			313,641

Miscellaneous Manufacturing: 1.5%
8,520		Brink's Co.	207,377
3,120		Carlisle Cos., Inc.	106,891
4,600		Crane Co.	140,852
14,460		Donaldson Co., Inc.	615,128
24,560		Dover Corp.	1,021,942
10,860		Harsco Corp.	350,018
3,340		ITT Corp.	166,132
18,180		Leggett & Platt, Inc.	370,872
22,100		Pall Corp.	800,020
5,000		Pentair, Inc.	161,500
3,200		Teleflex, Inc.	172,448

			4,113,180

Oil & Gas: 2.7%
9,000	@	Atwood Oceanics, Inc.	322,650
4,560	@	CNX Gas Corp.	134,611
680	@	Comstock Resources, Inc.	27,588
2,740	@	Continental Resources, Inc.	117,519
12,860		Diamond Offshore Drilling	1,265,681
24,420		EQT Corp.	1,072,526
22,980		EXCO Resources, Inc.	487,865
7,700	@	Forest Oil Corp.	171,325
15,460		Frontier Oil Corp.	186,138
6,160		Helmerich & Payne, Inc.	245,661
8,000		Holly Corp.	205,040
14,360	@	Mariner Energy, Inc.	166,720
4,100		Patterson-UTI Energy, Inc.	62,935
56,540	@	PetroHawk Energy Corp.	1,356,395
14,180	@	Plains Exploration & Production Co.	392,219
15,240	@	Pride International, Inc.	486,308
21,920	@, L	Quicksilver Resources, Inc.	329,019
4,240		Range Resources Corp.	211,364
3,640	@	Rowan Cos., Inc.	82,410
1,040	@	Seahawk Drilling, Inc.	23,442
3,000		St. Mary Land & Exploration Co.	102,720
10,500		Tesoro Corp.	142,275

			7,592,411

Oil & Gas Services: 1.8%
40,560	@	Cameron International Corp.	1,695,408
15,460	@	Dresser-Rand Group, Inc.	488,691
5,300	@, L	Exterran Holdings, Inc.	113,685
23,040	@	FMC Technologies, Inc.	1,332,634
10,180	@	Oceaneering International, Inc.	595,734
27,040		Smith International, Inc.	734,677

			4,960,829

Packaging & Containers: 1.0%
11,420		Ball Corp.	590,414
29,900	@	Crown Holdings, Inc.	764,842
25,640	@	Owens-Illinois, Inc.	842,787
2,000		Packaging Corp. of America	46,020
20,160	@	Pactiv Corp.	486,662

			2,730,725

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Pharmaceuticals: 2.3%
49,460		AmerisourceBergen Corp.	$1,289,422
18,620	@	BioMarin Pharmaceuticals, Inc.	350,242
13,810	@	Cephalon, Inc.	861,882
11,480		Herbalife Ltd.	465,744
18,980		Mead Johnson Nutrition Co.	829,426
40,700	@	Mylan Laboratories	750,101
6,920	@	NBTY, Inc.	301,297
9,360		Omnicare, Inc.	226,325
14,920		Perrigo Co.	594,413
12,700	@, L	Valeant Pharmaceuticals International	403,733
15,920	@	VCA Antech, Inc.	396,726

			6,469,311

Pipelines: 0.1%
36,360		El Paso Corp.	357,419

			357,419

Real Estate: 0.4%
39,920	@, L	CB Richard Ellis Group, Inc.	541,714
17,160	@, L	St. Joe Co.	495,752

			1,037,466

Retail: 7.8%
8,240		Abercrombie & Fitch Co.	287,164
17,700		Advance Auto Parts, Inc.	716,496
12,540	@, S	Aeropostale, Inc.	426,987
31,880		American Eagle Outfitters	541,322
1,380	@, L	Autonation, Inc.	26,427
5,540	@	Autozone, Inc.	875,708
1,440	L	Barnes & Noble, Inc.	27,461
48,680	@	Bed Bath & Beyond, Inc.	1,880,508
1,760	@	Big Lots, Inc.	51,005
1,840	@	BJ's Wholesale Club, Inc.	60,186
19,100		Brinker International, Inc.	284,972
19,860		Burger King Holdings, Inc.	373,765
29,200	@	Carmax, Inc.	708,100
30,940	@	Chico's FAS, Inc.	434,707
5,920	@, L	Chipotle Mexican Grill, Inc.	521,907
12,480	@	Copart, Inc.	457,142
25,640		Darden Restaurants, Inc.	899,195
16,160	@	Dick's Sporting Goods, Inc.	401,899
4,200	@	Dollar General Corp.	94,206
16,820	@	Dollar Tree, Inc.	812,406
26,160		Family Dollar Stores, Inc.	728,033
12,860		Foot Locker, Inc.	143,260
27,000	@	GameStop Corp.	592,380
10,780		Guess ?, Inc.	455,994
33,320		Limited Brands, Inc.	641,077
7,980		MSC Industrial Direct Co.	375,060
30,720	L	Nordstrom, Inc.	1,154,458
9,360	@	Office Depot, Inc.	60,372
25,340	@	O'Reilly Automotive, Inc.	965,961
5,180	@	Panera Bread Co.	346,905
2,700	@	Penske Auto Group, Inc.	40,986
23,500		Petsmart, Inc.	627,215
6,240		Phillips-Van Heusen	253,843
3,140		RadioShack Corp.	61,230
23,760		Ross Stores, Inc.	1,014,790
21,240		Tiffany & Co.	913,320
77,220		TJX Cos., Inc.	2,822,391
23,960	@	Urban Outfitters, Inc.	838,360
27,380		Wendy's/Arby's Group, Inc.—Class A	128,412
7,160		Williams-Sonoma, Inc.	148,785

			22,194,395

Shares			Value
Savings & Loans: 0.3%
3,620		Capitol Federal Financial	$113,885
48,460		Hudson City Bancorp., Inc.	665,356
1,840		TFS Financial Corp.	22,338

			801,579

Semiconductors: 6.8%
54,920	@	Advanced Micro Devices, Inc.	531,626
54,760		Altera Corp.	1,239,219
54,400		Analog Devices, Inc.	1,717,952
19,440	@	Cree, Inc.	1,095,833
23,720	@	Cypress Semiconductor Corp.	250,483
6,540	@	Integrated Device Technology, Inc.	42,314
5,920	@	International Rectifier Corp.	130,950
11,240		Intersil Corp.	172,422
23,580	@	Lam Research Corp.	924,572
41,540		Linear Technology Corp.	1,268,632
86,480	@	Marvell Technology Group Ltd.	1,794,460
47,780		Maxim Integrated Products	969,934
41,780	@	MEMC Electronic Materials, Inc.	569,044
31,000	L	Microchip Technology, Inc.	900,860
27,840	@	Micron Technology, Inc.	293,990
42,920		National Semiconductor Corp.	659,251
10,920	@	Novellus Systems, Inc.	254,873
101,920	@	Nvidia Corp.	1,903,866
78,520	@	ON Semiconductor Corp.	691,761
22,220	@	QLogic Corp.	419,291
19,460	@, L	Rambus, Inc.	474,824
13,080	@	Rovi Corp.	416,860
8,378	@	Silicon Laboratories, Inc.	404,993
32,340	@	Teradyne, Inc.	347,008
13,600	@	Varian Semiconductor Equipment Associates, Inc.	487,968
51,100		Xilinx, Inc.	1,280,566

			19,243,552

Software: 6.3%
11,640	@	Allscripts Healthcare Solutions, Inc.	235,477
16,360	@	Ansys, Inc.	711,006
28,820	@	Autodesk, Inc.	732,316
34,640	@	BMC Software, Inc.	1,389,064
16,180		Broadridge Financial Solutions ADR	365,021
56,700		CA, Inc.	1,273,482
12,560	@, L	Cerner Corp.	1,035,446
33,780	@	Citrix Systems, Inc.	1,405,586
9,880		Dun & Bradstreet Corp.	833,576
60,340	@	Electronic Arts, Inc.	1,071,035
3,800	@	Emdeon, Inc.	57,950
36,355		Fidelity National Information Services, Inc.	852,161
29,060	@	Fiserv, Inc.	1,408,829
7,680		IMS Health, Inc.	161,741
60,320	@	Intuit, Inc.	1,852,427
18,720	@	MSCI, Inc.—Class A	595,296
29,300	@	Novell, Inc.	121,595
36,900	@	Nuance Communications, Inc.	573,426
35,345	@	Red Hat, Inc.	1,092,161
20,240	@	Salesforce.com, Inc.	1,493,105
15,620	@	Sybase, Inc.	677,908

			17,938,608

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Telecommunications: 1.7%
5,080	@	Amdocs Ltd.	$144,932
1,920	@, L	Ciena Corp.	20,813
19,460	@	Crown Castle International Corp.	759,718
25,320		Frontier Communications Corp.	197,749
19,420		Harris Corp.	923,421
20,540	@	JDS Uniphase Corp.	169,455
8,540	@, L	Leap Wireless International, Inc.	149,877
47,320	@, L	MetroPCS Communications, Inc.	361,052
13,560	@	NeuStar, Inc.	312,422
1,680	@	NII Holdings, Inc.	56,414
21,760	@	SBA Communications Corp.	743,322
27,840	@	TW Telecom, Inc.	477,178
37,800		Windstream Corp.	415,422

			4,731,775

Textiles: 0.0%
4,300		Cintas Corp.	112,015

			112,015

Toys/Games/Hobbies: 0.5%
13,920		Hasbro, Inc.	446,275
51,860		Mattel, Inc.	1,036,163

			1,482,438

Transportation: 1.7%
31,640		CH Robinson Worldwide, Inc.	1,858,217
2,940		Con-way, Inc.	102,635
39,620		Expeditors International Washington, Inc.	1,376,003
16,260		JB Hunt Transport Services, Inc.	524,710
7,860	@	Kansas City Southern	261,659
2,140	@	Kirby Corp.	74,536
9,680		Landstar System, Inc.	375,294
3,320	L	Teekay Shipping Corp.	77,057
17,180		UTI Worldwide, Inc.	246,018

			4,896,129

Trucking & Leasing: 0.0%
3,800		GATX Corp.	109,250

			109,250

Water: 0.0%
1,600		American Water Works Co., Inc.	35,856

			35,856

		Total Common Stock (Cost $ 228,741,837)	274,525,761

REAL ESTATE INVESTMENT TRUSTS: 1.8%
Diversified: 0.3%
14,220		Digital Realty Trust, Inc.	714,982

			714,982

Forest Products & Paper: 0.2%
10,780	L	Plum Creek Timber Co., Inc.	407,053
6,700		Rayonier, Inc.	282,472

			689,525

Health Care: 0.6%
19,520	L	HCP, Inc.	596,141
10,160		Health Care Real Estate Investment Trust, Inc.	450,291
14,560		Nationwide Health Properties, Inc.	512,221

			1,558,653

Shares		Value
Office Property: 0.0%
1,600	Alexandria Real Estate Equities, Inc.	$102,864

		102,864

Shopping Centers: 0.0%
1,440	Federal Realty Investment Trust	97,517

		97,517

Storage: 0.7%
25,000	Public Storage, Inc.	2,036,250

		2,036,250

Total Real Estate Investment Trusts
	( Cost $ 4,431,699 )	5,199,791

	Total Long-Term Investments
	( Cost $ 233,173,536 )	279,725,552

SHORT-TERM INVESTMENTS: 6.1%
Affiliated Mutual Fund:1.5%
4,215,000	ING Institutional Prime Money Market Fund—Class I	4,215,000

	Total Mutual Fund
	( Cost $ 4,215,000 )	4,215,000

Principal Amount				Value
		Securities Lending Collateralcc: 4.6%
$12,108,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$12,108,000
1,077,859	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		862,287

		Total Securities Lending Collateral
		( Cost $ 13,185,859 )		12,970,287

		Total Short-Term Investments
		( Cost $ 17,400,859 )		17,185,287

		Total Investments in Securities (Cost $ 250,574,395) *	104.9%	$296,910,839
		Other Assets and Liabilities—Net	(4.9)	(13,867,792)

		Net Assets	100.0%	$283,043,047

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securites lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

See Accompanying Notes to Financial Statements

ING RUSSELL ™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid Security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $251,803,630.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$47,789,369
Gross Unrealized Depreciation	(2,682,160)

Net Unrealized Appreciation	$45,107,209

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$274,525,761	$—	$—	$274,525,761
Real Estate Investment Trusts	5,199,791	—	—	5,199,791
Short-Term Investments	16,323,000	—	862,287	17,185,287

Total Investments, at value	$296,048,552	$—	$862,287	$296,910,839

Liabilities Table
Other Financial Instruments+:
Futures	(45,053)	—	—	(45,053)

Total Liabilities	$(45,053)	$—	$—	$(45,053)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	862,287	—	862,287

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$862,287	$—	$862,287

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

ING RUSSELL™ MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Mid Cap Growth Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
S&P Mid 400 E-Mini	66	03/19/10	$4,784,340	$(45,053)

			$4,784,340	$(45,053)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets-Unrealized depreciation*	$45,053

Total Liability Derivatives		$45,053

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$709,318

Total	$709,318

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(45,053)

Total	$(45,053)

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 87.9%
Advertising: 0.1%
9,620	@	APAC Customer Services, Inc.	$57,335
34,960		Harte-Hanks, Inc.	376,869
22,760	@	inVentiv Health, Inc.	368,029
19,050		Marchex, Inc.	96,774

			899,007

Aerospace/Defense: 1.3%
23,620	@	AAR Corp.	542,788
9,760	@	Aerovironment, Inc.	283,821
6,750	@	Argon ST, Inc.	146,610
12,220		Cubic Corp.	455,806
32,060		Curtiss-Wright Corp.	1,004,119
7,560		Ducommun, Inc.	141,448
19,880	@	Esterline Technologies Corp.	810,508
41,490	@	Gencorp, Inc.	290,430
14,450		Heico Corp.	640,569
11,220	@	Herley Industries, Inc.	155,846
18,200		Kaman Corp.	420,238
28,450	@	Moog, Inc.	831,594
3,760		National Presto Industries, Inc.	410,705
40,420	@	Orbital Sciences Corp.	616,809
25,460	@	Teledyne Technologies, Inc.	976,646
11,230		Triumph Group, Inc.	541,848

			8,269,785

Agriculture: 0.3%
15,890	@, L	Agfeed Industries, Inc.	79,450
5,390		Alico, Inc.	153,399
56,040	@	Alliance One International, Inc.	273,475
13,940		Andersons, Inc.	359,931
41,650	@	Star Scientific, Inc.	29,155
8,290	@	Tejon Ranch Co.	242,234
18,170		Universal Corp.	828,734
22,131		Vector Group Ltd.	309,834

			2,276,212

Airlines: 0.8%
84,180	@	Airtran Holdings, Inc.	439,420
27,360	@	Alaska Air Group, Inc.	945,562
10,000	@	Allegiant Travel Co.	471,700
28,660	@	Hawaiian Holdings, Inc.	200,620
145,530	@, L	JetBlue Airways Corp.	793,139
28,300	@	Republic Airways Holdings, Inc.	209,137
38,910		Skywest, Inc.	658,357
99,790	@, L	UAL Corp.	1,288,289
102,740	@, L	US Airways Group, Inc.	497,262

			5,503,486

Apparel: 1.6%
17,570	@	American Apparel, Inc.	54,467
40,490	@	Carter's, Inc.	1,062,863
10,080		Cherokee, Inc.	179,626
7,610		Columbia Sportswear Co.	297,094
56,570	@	CROCS, Inc.	325,278
8,700	@	Deckers Outdoor Corp.	884,964
8,610	@	G-III Apparel Group Ltd.	186,579
44,050	@	Iconix Brand Group, Inc.	557,233
53,440		Jones Apparel Group, Inc.	858,246
23,800		K-Swiss, Inc.	236,572
13,380	@	Maidenform Brands, Inc.	223,312
16,770		Oxford Industries, Inc.	346,804
15,560	@	Perry Ellis International, Inc.	234,334

Shares			Value
Apparel: (continued)
61,910	@	Quiksilver, Inc.	$125,058
21,740	@	Skechers USA, Inc.	639,373
13,740	@	Steven Madden Ltd.	566,638
29,950	@	Timberland Co.	537,004
14,730	@	True Religion Apparel, Inc.	272,358
21,290	@	Under Armour, Inc.	580,578
11,710	@, L	Volcom, Inc.	196,025
30,480	@	Warnaco Group, Inc.	1,285,951
6,590		Weyco Group, Inc.	155,788
33,560		Wolverine World Wide, Inc.	913,503

			10,719,648

Auto Manufacturers: 0.0%
48,960	@	Force Protection, Inc.	255,082

			255,082

Auto Parts & Equipment: 0.8%
33,060		American Axle & Manufacturing Holdings, Inc.	265,141
13,800	@	Amerigon, Inc.	109,572
50,430	@	ArvinMeritor, Inc.	563,807
13,700	@	ATC Technology Corp.	326,745
3,150	@, L	China Automotive Systems, Inc.	58,937
33,390		Cooper Tire & Rubber Co.	669,470
78,210	@	Dana Holding Corp.	847,796
11,830	@	Dorman Products, Inc.	185,258
40,520	@	Exide Technologies	288,097
7,820	@	Fuel Systems Solutions, Inc.	322,497
4,150	@	Miller Industries, Inc.	47,103
20,100	@	Modine Manufacturing Co.	237,984
25,330		Spartan Motors, Inc.	142,608
13,650	@	Standard Motor Products, Inc.	116,298
19,660		Superior Industries International	300,798
38,260	@	Tenneco, Inc.	678,350
22,535		Titan International, Inc.	182,759
12,620	@	Wonder Auto Technology, Inc.	148,411

			5,491,631

Banks: 5.1%
12,250		1st Source Corp.	197,103
1,600		Alliance Financial Corp.	43,440
1,750		American National Bankshares I	38,325
4,886		Ameris Bancorp.	34,984
9,625		Arrow Financial Corp.	240,625
5,850		Bancfirst Corp.	216,684
12,380		Banco Latinoamericano de Exportaciones S.A.	172,082
10,950	@	Bancorp, Inc.	75,117
27,250		Bank Mutual Corp.	188,570
3,910		Bank of Kentucky Financial Corp.	73,430
1,870		Bank of Marin Bancorp	60,887
10,140		Bank of the Ozarks, Inc.	296,798
48,600		Boston Private Financial Holdings, Inc.	280,422
3,530	L	Bridge Bancorp, Inc.	84,861
8,540		Camden National Corp.	279,258
11,290	L	Capital City Bank Group, Inc.	156,254
20,190		Cardinal Financial Corp.	176,461
5,950		Cass Information Systems, Inc.	180,880
32,020	L	Cathay General Bancorp.	241,751
13,082		Center Bancorp, Inc.	116,691
19,070		Centerstate Banks of Florida, Inc.	192,416
13,650	@, L	Central Pacific Financial Corp.	17,882
7,350		Century Bancorp, Inc.	161,921

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Banks: (continued)
16,230		Chemical Financial Corp.	$382,703
5,260		Citizens & Northern Corp.	50,180
11,140		City Holding Co.	360,156
6,460	L	CNB Financial Corp.	103,295
16,410		CoBiz Financial, Inc.	77,948
14,330		Columbia Banking System, Inc.	231,859
18,990		Community Bank System, Inc.	366,697
11,490		Community Trust Bancorp., Inc.	280,931
41,120	L	CVB Financial Corp.	355,277
5,100	@	Eagle Bancorp, Inc.	53,397
63,340		East-West Bancorp., Inc.	1,000,772
11,250		Enterprise Financial Services Corp.	86,738
2,500		Farmers Capital Bank Corp.	25,550
2,900		Financial Institutions, Inc.	34,162
2,790		First Bancorp, Inc.	43,022
10,490		First Bancorp.	146,545
52,960	L	First Bancorp. Puerto Rico	121,808
17,130		First Busey Corp.	66,636
50,920		First Commonwealth Financial Corp.	236,778
6,700		First Community Bancshares, Inc.	80,735
23,480		First Financial Bancorp.	341,869
13,910		First Financial Bankshares, Inc.	754,339
9,230	L	First Financial Corp.	281,700
19,220		First Merchants Corp.	114,167
40,530		First Midwest Bancorp., Inc.	441,372
2,970		First of Long Island Corp.	74,993
14,970	L	First South Bancorp, Inc.	154,191
54,414		FirstMerit Corp.	1,095,898
77,066		FNB Corp.	523,278
35,260		Glacier Bancorp., Inc.	483,767
6,390		Great Southern Bancorp., Inc.	136,490
66,320	@	Guaranty Bancorp	87,542
21,150	L	Hampton Roads Bankshares, Inc.	36,590
19,170		Hancock Holding Co.	839,454
26,190		Harleysville National Corp.	168,664
8,120	L	Heartland Financial USA, Inc.	116,522
4,690		Heritage Financial Corp.	64,628
12,286		Home Bancshares, Inc.	295,724
13,590		IBERIABANK Corp.	731,278
12,200		Independent Bank Corp.	254,858
35,630		International Bancshares Corp.	674,476
14,110		Lakeland Bancorp, Inc.	90,163
11,770		Lakeland Financial Corp.	203,033
7,220		MainSource Financial Group, Inc.	34,512
34,100		MB Financial Corp.	672,452
5,270		Merchants Bancshares, Inc.	119,313
4,030	@	Metro Bancorp, Inc.	50,657
19,950		Nara Bancorp., Inc.	226,233
3,220		National Bankshares, Inc.	91,094
82,810		National Penn Bancshares, Inc.	479,470
17,030		NBT Bancorp., Inc.	346,901
870		Northrim Bancorp, Inc.	14,686
510		Norwood Financial Corp.	14,581
58,230		Old National Bancorp.	723,799
4,800	L	Old Second Bancorp, Inc.	33,072
19,750		Oriental Financial Group	213,300
2,770		Orrstown Financial Services, Inc.	96,618
24,850	L	Pacific Capital Bancorp.	23,856
17,340		PacWest Bancorp	349,401
5,960	L	Park National Corp.	350,925
1,600		Peapack Gladstone Financial Corp.	20,288
1,000		Penns Woods Bancorp, Inc.	32,440
12,020		Peoples Bancorp., Inc.	116,354

Shares			Value
Banks: (continued)
15,580	@	Pinnacle Financial Partners, Inc.	$221,548
462		Porter Bancorp, Inc.	6,948
22,020		PrivateBancorp, Inc.	197,519
27,400		Prosperity Bancshares, Inc.	1,108,878
14,930		Renasant Corp.	203,048
9,360		Republic Bancorp., Inc.	192,816
5,850	@	Republic First Bancorp, Inc.	24,980
15,760		S&T Bancorp, Inc.	268,078
16,740		Sandy Spring Bancorp, Inc.	148,819
10,080		SCBT Financial Corp.	279,115
2,910		Shore Bancshares, Inc.	42,079
8,150	L	Sierra Bancorp.	62,185
23,500	@	Signature Bank	749,650
6,910		Simmons First National Corp.	192,098
18,750	L	Smithtown Bancorp., Inc.	111,563
81,920		South Financial Group, Inc.	52,814
9,130		Southside Bancshares, Inc.	179,131
20,040		Southwest Bancorp., Inc.	139,078
18,070		StellarOne Corp.	179,977
6,250		Sterling Bancorp.	44,625
62,850		Sterling Bancshares, Inc.	322,421
28,410	@, L	Sterling Financial Corp.	17,614
7,930		Suffolk Bancorp	235,521
58,720		Susquehanna Bancshares, Inc.	345,861
26,160	@	SVB Financial Group	1,090,610
12,640	L	SY Bancorp., Inc.	269,864
19,240	@	Texas Capital Bancshares, Inc.	268,590
4,260		Tompkins Financial Corp.	172,530
6,820		Tower Bancorp, Inc.	155,837
16,460	L	TowneBank	192,253
10,390		Trico Bancshares	172,994
50,250		Trustco Bank Corp.	316,575
37,750		Trustmark Corp.	850,885
21,510		UMB Financial Corp.	846,419
46,460		Umpqua Holdings Corp.	623,029
6,370		Union Bankshares Corp.	78,924
27,980	L	United Bankshares, Inc.	558,761
29,908	@	United Community Banks, Inc.	101,388
2,810	L	United Security Bancshares	48,163
6,060		Univest Corp. of Pennsylvania	106,232
11,910		Washington Trust Bancorp, Inc.	185,558
36,160		Webster Financial Corp.	429,219
16,870		WesBanco, Inc.	208,176
20,120		West Bancorporation, Inc.	99,192
18,970		Westamerica Bancorp.	1,050,369
31,040	@	Western Alliance Bancorp.	117,331
24,950		Wilshire Bancorp., Inc.	204,341
16,340		Wintrust Financial Corp.	503,109

			33,583,694

Beverages: 0.2%
5,950	@	Boston Beer Co., Inc.	277,270
1,920	@	Diedrich Coffee, Inc.	66,912
6,860		Farmer Bros Co.	135,416
46,380	@	Heckmann Corp.	231,436
3,000	@	National Beverage Corp.	41,580
12,240	@	Peet's Coffee & Tea, Inc.	407,959

			1,160,573

Biotechnology: 2.6%
25,760	@	Acorda Therapeutics, Inc.	649,667
9,330	@	Affymax, Inc.	230,824
23,850	@	Alnylam Pharmaceuticals, Inc.	420,237

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Biotechnology: (continued)
11,640	@, L	AMAG Pharmaceuticals, Inc.	$442,669
37,850	@, L	American Oriental Bioengineering, Inc.	176,003
57,200	@, L	Arena Pharmaceuticals, Inc.	203,060
33,600	@	Ariad Pharmaceuticals, Inc.	76,608
22,370	@	Arqule, Inc.	82,545
3,320	@	ARYx Therapeutics, Inc.	10,657
17,790	@, L	BioCryst Pharmaceuticals, Inc.	114,923
30,680	@	Cambrex Corp.	171,194
26,150	@, L	Cardium Therapeutics, Inc.	17,782
59,170	@	Celera Corp.	408,865
340,940	@, L	Cell Therapeutics, Inc.	388,672
4,850	@	Celldex Therapeutics, Inc.	22,698
13,300	@	Chelsea Therapeutics International, Inc.	35,910
3,550	@	China-Biotics, Inc.	54,919
6,680	@, L	Clinical Data, Inc.	121,977
36,170	@	Cubist Pharmaceuticals, Inc.	686,145
19,250	@, L	Curis, Inc.	62,563
93,780	@, L	Discovery Laboratories, Inc.	58,941
11,370	@	Emergent Biosolutions, Inc.	154,518
10,530	@	Enzo Biochem, Inc.	56,651
32,950	@, L	Enzon Pharmaceuticals, Inc.	346,964
68,950	@	Exelixis, Inc.	508,162
19,400	@	Facet Biotech Corp.	341,052
58,310	@, L	Geron Corp.	323,621
10,150	@, L	GTx, Inc.	42,630
39,260	@	Halozyme Therapeutics, Inc.	230,456
122,590	@, S	Human Genome Sciences, Inc.	3,751,254
21,490	@, L	Idera Pharmaceuticals, Inc.	111,103
26,260	@	Immunogen, Inc.	206,404
49,850	@	Immunomedics, Inc.	160,019
51,840	@	Incyte Corp.	472,262
5,900	@	Insmed, Inc.	4,543
26,270	@	InterMune, Inc.	342,561
73,130	@	Ligand Pharmaceuticals, Inc.	158,692
20,610	@	Martek Biosciences Corp.	390,353
20,480	@	Maxygen, Inc.	124,723
36,940	@	Medicines Co.	308,080
26,310	@, L	Micromet, Inc.	175,225
19,850	@, L	Molecular Insight Pharmaceuticals, Inc.	44,663
21,760	@	Momenta Pharmaceuticals, Inc.	274,394
2,160	@	Nanosphere, Inc.	13,910
49,240	@, L	Novavax, Inc.	130,978
27,670	@	NPS Pharmaceuticals, Inc.	94,078
1,620	@, L	OncoGenex Pharmaceutical, Inc.	36,094
80,830		PDL BioPharma, Inc.	554,494
22,900	@, L	Protalix BioTherapeutics, Inc.	151,598
42,500	@	Regeneron Pharmaceuticals, Inc.	1,027,650
37,200	@	Repligen Corp.	152,892
31,990	@	RTI Biologics, Inc.	122,842
35,860	@, L	Sangamo Biosciences, Inc.	212,291
50,370	@	Seattle Genetics, Inc.	511,759
40,950	@, L	Sequenom, Inc.	169,533
74,420	@, L	StemCells, Inc.	93,769
63,030	@	SuperGen, Inc.	165,139
10,900	@, L	Vical, Inc.	35,861
35,980	@	Zymogenetics, Inc.	229,912

			16,667,989

Building Materials: 0.7%
3,810		AAON, Inc.	74,257
18,600		Apogee Enterprises, Inc.	260,400

Shares			Value
Building Materials: (continued)
13,340	@, L	Broadwind Energy, Inc.	$107,921
9,760	@, L	Builders FirstSource, Inc.	37,576
27,280		Comfort Systems USA, Inc.	336,635
9,210	@	Drew Industries, Inc.	190,187
17,400		Gibraltar Industries, Inc.	273,702
21,900	@	Interline Brands, Inc.	378,213
68,430	@	Louisiana-Pacific Corp.	477,641
15,320		LSI Industries, Inc.	120,722
17,340	@	NCI Building Systems, Inc.	31,385
20,350		Quanex Building Products Corp.	345,340
24,810		Simpson Manufacturing Co., Inc.	667,141
14,230		Texas Industries, Inc.	497,908
9,150	@, L	Trex Co., Inc.	179,340
10,840		Universal Forest Products, Inc.	399,020
15,850	@	US Concrete, Inc.	14,424

			4,391,812

Chemicals: 1.9%
25,530		Aceto Corp.	131,480
14,900		American Vanguard Corp.	123,670
12,270		Arch Chemicals, Inc.	378,898
8,140		Balchem Corp.	272,771
5,520	@, L	China Green Agriculture, Inc.	81,144
54,980		Ferro Corp.	453,035
10,110	L	Hawkins, Inc.	220,701
26,590		HB Fuller Co.	604,923
11,970		ICO, Inc.	87,501
12,450		Innophos Holdings, Inc.	286,226
18,640		Innospec, Inc.	188,078
27,470	@	Landec Corp.	171,413
13,230		Minerals Technologies, Inc.	720,638
6,730		NewMarket Corp.	772,402
51,040		Olin Corp.	894,221
23,300	@	OM Group, Inc.	731,387
14,520	@	Omnova Solutions, Inc.	89,008
73,850	@	PolyOne Corp.	551,660
1,250		Quaker Chemical Corp.	25,800
29,770	@	Rockwood Holdings, Inc.	701,381
18,320		Schulman A, Inc.	369,698
33,070		Sensient Technologies Corp.	869,741
23,440	@, L	ShengdaTech, Inc.	143,687
70,160	@	Solutia, Inc.	891,032
21,450		Spartech Corp.	220,077
3,390		Stepan Co.	219,706
24,920	@	Symyx Technologies	137,060
12,220		Westlake Chemical Corp.	304,645
48,560	@	WR Grace & Co.	1,230,996
14,460		Zep, Inc.	250,447
16,570	@, L	Zoltek Cos., Inc.	157,415

			12,280,841

Coal: 0.3%
21,400	@	Cloud Peak Energy, Inc.	311,584
70,390	@	International Coal Group, Inc.	271,705
19,290	@	James River Coal Co.	357,444
44,600	@	Patriot Coal Corp.	689,516

			1,630,249

Commercial Services: 5.7%
28,550		ABM Industries, Inc.	589,843
13,880		Administaff, Inc.	327,429
35,560		Advance America Cash Advance Centers, Inc.	197,714

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Commercial Services: (continued)
12,780	@	Advisory Board Co.	$391,835
17,250	@	Albany Molecular Research, Inc.	156,630
11,930	@	American Public Education, Inc.	409,915
20,910	@	AMN Healthcare Services, Inc.	189,445
18,590		Arbitron, Inc.	435,378
14,460	@	Asset Acceptance Capital Corp.	98,039
68,330	@	Avis Budget Group, Inc.	896,490
8,150	@	Bridgepoint Education, Inc.	122,413
10,580	@	Capella Education Co.	796,674
4,550	@	Cardtronics, Inc.	50,369
33,580	@	CBIZ, Inc.	258,566
22,330	@	Cenveo, Inc.	195,388
15,590		Chemed Corp.	747,852
12,490	@	ChinaCast Education Corp.	94,424
19,200	@	Coinstar, Inc.	533,376
7,350	@	Consolidated Graphics, Inc.	257,397
56,860	@, L	Corinthian Colleges, Inc.	782,962
6,690	@	Cornell Cos., Inc.	151,863
21,580		Corporate Executive Board Co.	492,456
7,300	@	Corvel Corp.	244,842
12,600	@, L	CoStar Group, Inc.	526,302
3,790		CPI Corp.	46,541
6,510	@	CRA International, Inc.	173,492
18,960	@	Cross Country Healthcare, Inc.	187,894
32,750		Deluxe Corp.	484,373
16,340	@	Dollar Financial Corp.	386,604
14,510	@	Dollar Thrifty Automotive Group	371,601
13,980	@	DynCorp International, Inc.	200,613
11,880		Electro Rent Corp.	137,095
17,920	@	Emergency Medical Services Corp.	970,368
34,370	@	Euronet Worldwide, Inc.	754,422
12,520	@, L	ExlService Holdings, Inc.	227,363
12,970	@	Forrester Research, Inc.	336,572
39,240	@	Gartner, Inc.	707,890
35,190	@	Geo Group, Inc.	769,957
25,980	@	Global Cash Access, Inc.	194,590
9,510	@	Grand Canyon Education, Inc.	180,785
31,040		Great Lakes Dredge & Dock Corp.	201,139
20,060	@	H&E Equipment Services, Inc.	210,429
31,380	@	Hackett Group, Inc.	87,236
29,610		Healthcare Services Group	635,431
21,660		Heartland Payment Systems, Inc.	284,396
11,290		Heidrick & Struggles International, Inc.	352,700
20,690	@	Hill International, Inc.	129,106
17,120	@	HMS Holdings Corp.	833,573
14,550	@	Huron Consulting Group, Inc.	335,232
5,750	@	ICF International, Inc.	154,100
790	@	ICT Group, Inc.	12,901
20,780		Jackson Hewitt Tax Service, Inc.	91,432
15,310	@, L	K12, Inc.	310,334
15,330	@	Kelly Services, Inc.	182,887
12,550	@	Kendle International, Inc.	229,791
13,500	@	Kenexa Corp.	176,175
24,730	@	Kforce, Inc.	309,125
32,530	@	Korn/Ferry International	536,745
7,080		Landauer, Inc.	434,712
2,650	@	Learning Tree International, Inc.	31,641
5,890	@	Lincoln Educational Services Corp.	127,636
53,010	@	Live Nation, Inc.	451,115
12,430		MAXIMUS, Inc.	621,500
15,580		McGrath Rentcorp	348,369
2,180	@	Medifast, Inc.	66,664
4,650	@	Medquist, Inc.	31,109

Shares			Value
Commercial Services: (continued)
63,630	@	MoneyGram International, Inc.	$183,254
13,610		Monro Muffler, Inc.	455,118
61,230	@	MPS Group, Inc.	841,300
9,660		Multi-Color Corp.	117,949
32,770	@	Navigant Consulting, Inc.	486,962
21,180	@	Net 1 UEPS Technologies, Inc.	411,316
19,800	@	Odyssey Marine Exploration, Inc.	27,918
32,080	@	On Assignment, Inc.	229,372
35,560	@	Parexel International Corp.	501,396
30,690	@	PHH Corp.	494,416
3,780	@, L	Pre-Paid Legal Services, Inc.	155,282
5,130	@	Providence Service Corp.	81,054
43,940	@	Rent-A-Center, Inc.	778,617
29,840	@	Resources Connection, Inc.	633,205
3,300	@	Rewards Network, Inc.	41,712
16,990	@	Riskmetrics Group, Inc.	270,311
25,760		Rollins, Inc.	496,653
34,220	@, L	RSC Holdings, Inc.	240,909
45,580		Sotheby's	1,024,638
29,730	@	Spherion Corp.	167,083
6,940	@	Standard Parking Corp.	110,207
4,350	@	StarTek, Inc.	32,538
12,380	@	Steiner Leisure Ltd.	492,229
47,050		Stewart Enterprises, Inc.	242,308
21,960	@	SuccessFactors, Inc.	364,097
12,200	@	Team, Inc.	229,482
25,440	@	TeleTech Holdings, Inc.	509,563
27,370	@	Ticketmaster	334,461
19,070	@	TNS, Inc.	489,908
5,070	@	Tree.com, Inc.	46,391
27,620	@	TrueBlue, Inc.	409,052
32,740	@	United Rentals, Inc.	321,179
19,170	@	Universal Technical Institute, Inc.	387,234
31,740	@	Valassis Communications, Inc.	579,572
13,660		Viad Corp.	281,806
4,330	@	Volt Information Sciences, Inc.	43,300
29,690		Watson Wyatt Worldwide, Inc.	1,410,869
26,120	@	Wright Express Corp.	832,183

			37,018,084

Computers: 2.3%
12,510	@	3D Systems Corp.	141,363
20,940	@	3PAR, Inc.	248,139
23,360		Agilysys, Inc.	212,576
20,440	@	CACI International, Inc.	998,494
44,110	@	Ciber, Inc.	152,180
22,900	@	Cogo Group, Inc.	168,773
12,590	@	Compellent Technologies, Inc.	285,541
1,670	@	COMSYS IT Partners, Inc.	14,846
16,900	@	Cray, Inc.	108,498
22,240	@, L	Echelon Corp.	257,094
35,920	@	Electronics for Imaging	467,319
6,600	@	Fortinet, Inc.	115,962
20,230		iGate Corp.	202,300
20,950		Imation Corp.	182,684
23,010	@	Immersion Corp.	105,156
30,310	@	Insight Enterprises, Inc.	346,140
18,440	@	Integral Systems, Inc.	159,690
24,210	@	Isilon Systems, Inc.	166,081
54,730		Jack Henry & Associates, Inc.	1,265,358
31,710	@	LivePerson, Inc.	221,019
17,340	@	Manhattan Associates, Inc.	416,680
14,370	@	Maxwell Technologies, Inc.	256,361

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Computers: (continued)
59,570	@	Mentor Graphics Corp.	$526,003
17,710	@	Mercury Computer Systems, Inc.	194,987
8,100		MTS Systems Corp.	232,794
4,520	@	NCI, Inc.	124,978
6,920	@	Ness Technologies, Inc.	33,908
30,810	@	Netezza Corp.	298,857
19,240	@	Netscout Systems, Inc.	281,674
110,950	@, L	Palm, Inc.	1,113,938
4,650	@	PAR Technology Corp.	26,877
157,830	@	Quantum Corp.	462,442
20,480	@	Radiant Systems, Inc.	212,992
15,860	@	Radisys Corp.	151,463
42,230	@	Riverbed Technolgoy, Inc.	970,023
26,570	@	Silicon Graphics International Corp.	186,256
13,810	@	Smart Modular Technologies, Inc.	86,865
32,060	@	SRA International, Inc.	612,346
17,410	@, L	STEC, Inc.	284,479
12,920	@, L	Stratasys, Inc.	223,258
18,320	@	Super Micro Computer, Inc.	203,718
22,150	@	SYKES Enterprises, Inc.	564,161
22,470	@, L	Synaptics, Inc.	688,706
8,950		Syntel, Inc.	340,369
4,900	@	Tier Technologies, Inc.	39,200
22,214	@	Unisys Corp.	856,572

			15,209,120

Cosmetics/Personal Care: 0.4%
41,190	@	Bare Escentuals, Inc.	503,754
12,990	@	Chattem, Inc.	1,211,967
17,090	@	Elizabeth Arden, Inc.	246,780
5,370		Inter Parfums, Inc.	65,353
15,540	@	Revlon, Inc. - Class A	264,335

			2,292,189

Distribution/Wholesale: 1.1%
27,280	@	Beacon Roofing Supply, Inc.	436,480
7,650	@, L	BlueLinx Holdings, Inc.	21,191
21,250	@, L	BMP Sunstone Corp.	120,913
32,490	@	Brightpoint, Inc.	238,802
16,070	@	Chindex International, Inc.	227,069
9,250	@	Core-Mark Holding Co., Inc.	304,880
30,950	@	Fossil, Inc.	1,038,682
13,590	L	Houston Wire & Cable Co.	161,721
8,290	@	MWI Veterinary Supply, Inc.	312,533
28,320		Owens & Minor, Inc.	1,215,778
31,370		Pool Corp.	598,540
14,000	@	Rentrak Corp.	247,380
15,730	@	Scansource, Inc.	419,991
11,260	@	School Specialty, Inc.	263,371
8,540	@	Titan Machinery, Inc.	98,552
13,600	@	United Stationers, Inc.	773,160
17,260		Watsco, Inc.	845,395

			7,324,438

Diversified Financial Services: 2.0%
16,300	@	Artio Global Investors, Inc.	415,487
38,940		BGC Partners, Inc.	179,903
42,930	@	Broadpoint Gleacher Securities, Inc.	191,468
10,270		Calamos Asset Management, Inc.	118,413
11,270		Cohen & Steers, Inc.	257,407
6,950	@	CompuCredit Holdings Corp.	23,144
4,750	@, L	Credit Acceptance Corp.	199,975
750	@	Diamond Hill Investment Group, Inc.	48,173

Shares			Value
Diversified Financial Services: (continued)
12,280		Duff & Phelps Corp.	$224,233
1,007,610	@, S	E*Trade Financial Corp.	1,763,212
12,160	@	Encore Capital Group, Inc.	211,584
5,060		Epoch Holding Corp.	52,877
6,730		Evercore Partners, Inc.	204,592
13,790	@	FBR Capital Markets Corp.	85,222
15,270		Financial Federal Corp.	419,925
58,650	@, L	First Marblehead Corp.	124,925
6,340		GAMCO Investors, Inc.	306,159
41,710		GFI Group, Inc.	190,615
12,355	@	International Assets Holding Corp.	179,642
12,330		JMP Group, Inc.	119,848
22,470	@	KBW, Inc.	614,779
64,900	@	Knight Capital Group, Inc.	999,460
36,020	@	LaBranche & Co., Inc.	102,297
24,370		MarketAxess Holdings, Inc.	338,743
63,300	@, L	MF Global Ltd.	439,935
29,780	@	National Financial Partners Corp.	240,920
11,900		Nelnet, Inc.	205,037
13,900	@	NewStar Financial, Inc.	54,488
27,550	@	Ocwen Financial Corp.	263,654
7,460		Oppenheimer Holdings, Inc.	247,821
30,150		OptionsXpress Holdings, Inc.	465,818
16,090	@, L	Penson Worldwide, Inc.	145,775
12,430	@	Piper Jaffray Cos.	629,082
9,120	@	Portfolio Recovery Associates, Inc.	409,306
3,900	@	Pzena Investment Management, Inc.	31,746
24,150		Sanders Morris Harris Group, Inc.	132,825
20,590	@	Stifel Financial Corp.	1,219,752
16,630		SWS Group, Inc.	201,223
22,040	@	Thomas Weisel Partners Group, Inc.	83,311
26,800	@	TradeStation Group, Inc.	211,452
5,020		US Global Investors, Inc.	61,796
2,480	@	Virtus Investment Partners	39,432
5,980		Westwood Holdings Group, Inc.	217,313
10,560	@, L	World Acceptance, Corp.	378,365

			13,051,134

Electric: 1.7%
18,680		Allete, Inc.	610,462
34,380		Avista Corp.	742,264
25,550		Black Hills Corp.	680,397
10,360		Central Vermont Public Service Corp.	215,488
9,490		CH Energy Group, Inc.	403,515
40,190		Cleco Corp.	1,098,393
32,740	@	El Paso Electric Co.	663,967
21,690		Empire District Electric Co.	406,254
8,930	@, L	Enernoc, Inc.	271,383
30,600		Idacorp, Inc.	977,670
14,460		MGE Energy, Inc.	516,800
24,450		NorthWestern Corp.	636,189
20,700		Otter Tail Corp.	513,360
9,460	@	Pike Electric Corp.	87,789
53,870		PNM Resources, Inc.	681,456
44,330		Portland General Electric Co.	904,775
18,770		UIL Holdings Corp.	527,062
24,630		Unisource Energy Corp.	792,840
11,400		Unitil Corp.	261,972
20,650	@	US Geothermal, Inc.	31,595

			11,023,631

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Electrical Components & Equipment: 1.1%
24,940	@, L	Advanced Battery Technologies, Inc.	$99,760
21,150	@	Advanced Energy Industries, Inc.	318,942
28,760	@, L	American Superconductor Corp.	1,176,284
28,350		Belden CDT, Inc.	621,432
33,450	@, L	China BAK Battery, Inc.	92,991
13,610		Encore Wire Corp.	286,763
31,950	@, L	Ener1, Inc.	202,563
30,160	@, L	Energy Conversion Devices, Inc.	318,791
23,710	@	EnerSys	518,538
121,640	@, L	Evergreen Solar, Inc.	183,676
19,130	@	Fushi Copperweld, Inc.	193,596
79,610	@	GrafTech International Ltd.	1,237,936
5,420		Graham Corp.	112,194
6,460	@	Harbin Electric, Inc.	132,688
12,230		Insteel Industries, Inc.	158,990
14,280	@	Littelfuse, Inc.	459,102
9,350	@	Orion Energy Systems, Inc.	41,047
5,700	@	Powell Industries, Inc.	179,721
53,720	@, L	Power-One, Inc.	233,682
6,350	@	PowerSecure International, Inc.	45,784
35,930	@, L	SatCon Technology Corp.	101,323
4,000	@	SmartHeat, Inc.	58,080
7,110	@	Ultralife Corp.	30,715
20,470	@, L	Universal Display Corp.	253,009
47,000	@, L	Valence Technology, Inc.	42,770
15,890	@	Vicor Corp.	147,777

			7,248,154

Electronics: 2.3%
5,960		American Science & Engineering, Inc.	452,006
9,300		Analogic Corp.	358,143
9,820		Badger Meter, Inc.	391,032
7,860		Bel Fuse, Inc.	168,911
44,900	@	Benchmark Electronics, Inc.	849,059
33,120		Brady Corp.	993,931
25,690	@	Checkpoint Systems, Inc.	391,773
22,850	@, L	China Security & Surveillance Technology, Inc.	174,574
26,130	@	Cogent, Inc.	271,491
15,720	@	Coherent, Inc.	467,356
22,100		CTS Corp.	212,602
21,540	@	Cymer, Inc.	826,705
22,410	L	Daktronics, Inc.	206,396
11,400	@	Dionex Corp.	842,118
17,940	@	Electro Scientific Industries, Inc.	194,111
13,730	@	Faro Technologies, Inc.	294,371
26,050	@	FEI Co.	608,528
16,610	@	II-VI, Inc.	528,198
34,100	@	L-1 Identity Solutions, Inc.	255,409
3,550	@	LaBarge, Inc.	42,778
740	@	Measurement Specialties, Inc.	7,437
21,760		Methode Electronics, Inc.	188,877
50,590	@, L	Microvision, Inc.	160,370
4,750	@	Multi-Fineline Electronix, Inc.	134,758
14,370	@	Newport Corp.	132,060
4,300	@	NVE Corp.	177,633
10,160	@	OSI Systems, Inc.	277,165
11,510		Park Electrochemical Corp.	318,136
28,470	@	Plexus Corp.	811,395
20,570	@	Rofin-Sinar Technologies, Inc.	485,658
10,990	@	Rogers Corp.	333,107
19,000	@	Stoneridge, Inc.	171,190
43,420	@	Taser International, Inc.	190,180

Shares			Value
Electronics: (continued)
25,780		Technitrol, Inc.	$112,916
27,880	@	TTM Technologies, Inc.	321,456
20,660	@	Varian, Inc.	1,064,816
18,770		Watts Water Technologies, Inc.	580,368
40,180		Woodward Governor Co.	1,035,439

			15,032,453

Energy—Alternate Sources: 0.2%
11,920	@, L	Ascent Solar Technologies, Inc.	63,176
23,940	@	Clean Energy Fuels Corp.	368,915
12,710	@	Comverge, Inc.	142,860
121,350	@, L	Evergreen Energy, Inc.	41,623
51,140	@, L	FuelCell Energy, Inc.	192,286
7,570	@	Green Plains Renewable Energy, Inc.	112,566
37,370	@	Headwaters, Inc.	243,652
42,820	@	Syntroleum Corp.	113,901

			1,278,979

Engineering & Construction: 0.8%
470	@	Argan, Inc.	6,763
24,260	@	Dycom Industries, Inc.	194,808
39,710	@	EMCOR Group, Inc.	1,068,199
33,300	@	ENGlobal Corp.	104,229
11,490	@	Exponent, Inc.	319,882
22,140		Granite Construction, Inc.	745,232
22,390	@	Insituform Technologies, Inc.	508,701
1,770	@	Integrated Electrical Services, Inc.	10,355
11,020	@	Layne Christensen Co.	316,384
6,600	@	Michael Baker Corp.	273,240
18,890	@	MYR Group, Inc./Delaware	341,531
16,410	@	Orion Marine Group, Inc.	345,595
8,360	@	Stanley, Inc.	229,148
8,500	@	Sterling Construction Co., Inc.	163,030
17,980	@	Tutor Perini Corp.	325,078

			4,952,175

Entertainment: 0.7%
10,060	@	Ascent Media Corp.	256,832
37,400	@	Bally Technologies, Inc.	1,544,246
9,810	@	Carmike Cinemas, Inc.	74,164
6,670		Churchill Downs, Inc.	249,125
22,120		Cinemark Holdings, Inc.	317,864
20,590		Dover Downs Gaming & Entertainment, Inc.	77,830
12,360	@	Great Wolf Resorts, Inc.	29,293
19,750	@	Isle of Capri Casinos, Inc.	147,730
27,900		National CineMedia, Inc.	462,303
35,640	@	Pinnacle Entertainment, Inc.	320,047
35,480	@	Shuffle Master, Inc.	292,355
9,760		Speedway Motorsports, Inc.	171,971
17,060	@, L	Vail Resorts, Inc.	644,868
19,280	@	Youbet.com, Inc.	55,334

			4,643,962

Environmental Control: 0.8%
10,810		American Ecology Corp.	184,202
33,180	@	Calgon Carbon Corp.	461,202
14,970	@	Clean Harbors, Inc.	892,362
56,370	@	Darling International, Inc.	472,381
22,210	@, L	Energy Recovery, Inc.	152,805
50,360		Energy Solutions, Inc.	427,556
10,530	@, L	Fuel Tech, Inc.	86,030
32,410	@	Metalico, Inc.	159,457
15,730		Met-Pro Corp.	167,053

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Environmental Control: (continued)
22,520		Mine Safety Appliances Co.	$597,456
26,980	@	Perma-Fix Environmental Services	61,245
42,350	@	Tetra Tech, Inc.	1,150,650
30,490	@	Waste Services, Inc.	277,764

			5,090,163

Food: 1.8%
6,640	@, L	American Dairy, Inc.	143,955
14,230	@	American Italian Pasta Co.	495,062
660		Arden Group, Inc.	63,109
17,690		B&G Foods, Inc.	162,394
9,570		Calavo Growers, Inc.	162,690
8,300		Cal-Maine Foods, Inc.	282,864
32,920	@	Chiquita Brands International, Inc.	593,877
9,980		Diamond Foods, Inc.	354,689
23,800	@, L	Dole Food Co., Inc.	295,358
29,610	@	Fresh Del Monte Produce, Inc.	654,381
21,050	@, L	Great Atlantic & Pacific Tea Co.	248,180
23,630	@	Hain Celestial Group, Inc.	401,946
13,700	@	HQ Sustainable Maritime Industries, Inc.	96,448
15,460		Imperial Sugar Co.	269,622
10,440		Ingles Markets, Inc.	157,957
12,220		J&J Snack Foods Corp.	488,311
13,630		Lancaster Colony Corp.	677,411
21,000		Lance, Inc.	552,300
3,550	@, L	Lifeway Foods, Inc.	42,174
5,240	@	M&F Worldwide Corp.	206,980
8,730		Nash Finch Co.	323,796
8,100	@	Overhill Farms, Inc.	39,366
29,770		Ruddick Corp.	765,982
13,440		Sanderson Farms, Inc.	566,630
110		Seaboard Corp.	148,390
6,230	@	Seneca Foods Corp.	148,710
40,710	@	Smart Balance, Inc.	244,260
14,940		Spartan Stores, Inc.	213,493
14,626	L	Tootsie Roll Industries, Inc.	400,460
20,910	@	TreeHouse Foods, Inc.	812,563
28,630	@	United Natural Foods, Inc.	765,566
3,110		Village Super Market	84,965
8,100		Weis Markets, Inc.	294,516
37,600	@	Winn-Dixie Stores, Inc.	377,504
12,570	@	Zhongpin, Inc.	196,218

			11,732,127

Forest Products & Paper: 0.7%
19,070	@	Boise, Inc.	101,262
25,380	@	Buckeye Technologies, Inc.	247,709
8,358	@	Clearwater Paper Corp.	459,439
7,980		Deltic Timber Corp.	368,516
29,940	@	Domtar Corp.	1,658,975
29,410		Glatfelter	357,332
6,700	@	KapStone Paper and Packaging Corp.	65,995
18,240		Neenah Paper, Inc.	254,448
3,750	@	Orchids Paper Products Co.	75,075
9,760		Schweitzer-Mauduit International, Inc.	686,616
26,610		Wausau Paper Corp.	308,676

			4,584,043

Gas: 1.3%
3,980		Chesapeake Utilities Corp.	127,559
16,300		Laclede Group, Inc.	550,451
29,770		New Jersey Resources Corp.	1,113,398
31,100		Nicor, Inc.	1,309,310
19,900		Northwest Natural Gas Co.	896,296
50,150		Piedmont Natural Gas Co.	1,341,513
21,690		South Jersey Industries, Inc.	828,124

Shares			Value
Gas: (continued)
29,970		Southwest Gas Corp.	$855,044
36,420		WGL Holdings, Inc.	1,221,527

			8,243,222

Hand/Machine Tools: 0.4%
30,840		Baldor Electric Co.	866,296
16,120		Franklin Electric Co., Inc.	468,770
1,120	@	K-Tron International, Inc.	121,789
21,990		Regal-Beloit Corp.	1,142,161

			2,599,016

Healthcare—Products: 3.9%
14,780	@	Abaxism, Inc.	377,629
20,080	@	Abiomed, Inc.	175,499
20,070	@	Accuray, Inc.	112,593
51,500	@	Affymetrix, Inc.	300,760
8,200	@	AGA Medical Holdings, Inc.	121,114
38,750	@	Align Technology, Inc.	690,525
29,940	@	Alphatec Holdings, Inc.	159,880
47,060	@	American Medical Systems Holdings, Inc.	907,787
18,000	@	Angiodynamics, Inc.	289,440
1,230		Atrion Corp.	191,536
26,190	@	ATS Medical, Inc.	84,594
13,262	@	BioMimetic Therapeutics, Inc.	158,216
2,600	@, L	Bovie Medical Corp.	20,306
32,530	@	Bruker BioSciences Corp.	392,312
3,200	@	Cantel Medical Corp.	64,576
34,760	@	Cardiac Science Corp.	77,515
18,500	@, L	CardioNet, Inc.	109,890
5,710	@, L	Cardiovascular Systems, Inc.	26,209
37,000	@	Cepheid, Inc.	461,760
21,330	@	Conceptus, Inc.	400,151
13,340	@	Conmed Corp.	304,152
25,150	@	CryoLife, Inc.	161,463
12,890	@	Cutera, Inc.	109,694
16,690	@	Cyberonics	341,144
13,980	@	Cynosure, Inc.	160,630
13,220	@, L	Delcath Systems, Inc.	67,951
29,780	@	DexCom, Inc.	240,622
14,640	@, L	Electro-Optical Sciences, Inc.	151,670
15,930	@	Endologix, Inc.	84,110
6,900	@	EnteroMedics, Inc.	3,864
43,620	@	ev3, Inc.	581,891
5,810	@	Exactech, Inc.	100,571
8,400	@	Female Health Co.	39,732
9,430	@	Genomic Health, Inc.	184,451
15,180	@	Greatbatch, Inc.	291,911
17,590	@	Haemonetics Corp.	970,089
17,840	@	Hanger Orthopedic Group, Inc.	246,727
17,230	@, L	Hansen Medical, Inc.	52,207
8,463	@	HeartWare International, Inc.	300,183
8,580	@	ICU Medical, Inc.	312,655
48,740	@	Immucor, Inc.	986,498
19,850	@	Insulet Corp.	283,458
8,930	@	Integra LifeSciences Holdings Corp.	328,445
24,360		Invacare Corp.	607,538
11,190	@	IRIS International, Inc.	138,308
8,940	@	Kensey Nash Corp.	227,970
19,160	@	LCA-Vision, Inc.	98,099
26,980	@	Luminex Corp.	402,811
12,400	@, L	MAKO Surgical Corp.	137,640
33,510	@	Masimo Corp.	1,019,374
17,260	@	Medical Action Industries, Inc.	277,196

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Healthcare—Products: (continued)
14,400	@	Merge Healthcare, Inc.	$48,384
28,590		Meridian Bioscience, Inc.	616,115
15,410	@	Merit Medical Systems, Inc.	297,259
17,060	@	Micrus Endovascular Corp.	256,071
19,130	@	Natus Medical, Inc.	282,933
26,180	@, L	NuVasive, Inc.	837,236
16,370	@, L	NxStage Medical, Inc.	136,690
35,750	@	OraSure Technologies, Inc.	181,610
10,480	@	Orthofix International NV	324,566
49,180	@, L	Orthovita, Inc.	172,622
15,160	@	Palomar Medical Technologies, Inc.	152,813
44,130	@	PSS World Medical, Inc.	996,014
18,850	@	Quidel Corp.	259,753
19,330	@, L	Rockwell Medical Technologies, Inc.	148,648
11,230	@	Sirona Dental Systems, Inc.	356,440
9,300	@	Somanetics Corp.	163,215
12,020	@	SonoSite, Inc.	284,033
19,720	@	Spectranetics Corp.	137,251
21,770	@, L	Stereotaxis, Inc.	85,556
41,120		Steris Corp.	1,150,126
10,070	@, L	SurModics, Inc.	228,186
27,790	@	Symmetry Medical, Inc.	223,987
5,900	@	Synovis Life Technologies, Inc.	76,169
37,780	@	Thoratec Corp.	1,017,038
43,290	@	TomoTherapy, Inc.	168,831
11,210	@	Trans1, Inc.	44,280
10,460	@	Vital Images, Inc.	132,737
31,810	@	Volcano Corp.	552,858
21,680		West Pharmaceutical Services, Inc.	849,856
22,600	@	Wright Medical Group, Inc.	428,270
13,910	@	Zoll Medical Corp.	371,675

			25,316,568

Healthcare—Services: 2.3%
9,520	@	Air Methods Corp.	320,062
17,610	@	Alliance Imaging, Inc.	100,553
5,870	@, L	Almost Family, Inc.	232,041
18,390	@, L	Amedisys, Inc.	893,018
9,250		America Service Group, Inc.	146,798
5,120	@	American Dental Partners, Inc.	66,048
36,750	@	AMERIGROUP Corp.	990,780
20,140	@	Amsurg Corp.	443,483
8,910	@	Assisted Living Concepts, Inc.	234,957
11,270	@	Bio-Reference Labs, Inc.	441,671
28,580	@	Capital Senior Living Corp.	143,472
29,740	@	Centene Corp.	629,596
11,680	@, L	Emeritus Corp.	219,000
7,120		Ensign Group, Inc.	109,434
11,450	@	Genoptix, Inc.	406,819
17,240	@	Gentiva Health Services, Inc.	465,652
57,920	@	Healthsouth Corp.	1,087,158
36,870	@	Healthspring, Inc.	649,281
24,020	@	Healthways, Inc.	440,527
12,170	@	IPC The Hospitalist Co., Inc.	404,653
25,600	@	Kindred Healthcare, Inc.	472,576
11,810	@	LHC Group, Inc.	396,934
26,900	@	Magellan Health Services, Inc.	1,095,637
13,050	@	Medcath Corp.	103,226
12,140	@	Molina Healthcare, Inc.	277,642
5,070		National Healthcare Corp.	183,078
23,140	@, L	Novamed, Inc.	89,783
17,720	@	Odyssey HealthCare, Inc.	276,078
39,260	@	Psychiatric Solutions, Inc.	829,956

Shares			Value
Healthcare—Services: (continued)
15,790	@	RadNet, Inc.	$32,212
11,580	@	RehabCare Group, Inc.	352,379
17,250	@	Res-Care, Inc.	193,200
23,500	@	Select Medical Holdings Corp.	249,570
12,710	@	Skilled Healthcare Group, Inc.	94,690
27,800	@	Sun Healthcare Group, Inc.	254,926
43,250	@	Sunrise Senior Living, Inc.	139,265
12,570	@	Triple-S Management Corp.	221,232
28,500	@	WellCare Health Plans, Inc.	1,047,660

			14,735,047

Holding Companies—Diversified: 0.0%
17,730		Compass Diversified Trust	226,235
5,810		Primoris Services Corp.	46,306

			272,541

Home Builders: 0.4%
40,000	@, L	Beazer Homes USA, Inc.	193,600
8,360	@	Cavco Industries, Inc.	300,291
18,970	@, L	China Housing & Land Development, Inc.	78,346
39,060	@, L	Hovnanian Enterprises, Inc.	149,990
5,980	@	M/I Homes, Inc.	62,132
21,110	@	Meritage Homes Corp.	408,056
29,150		Ryland Group, Inc.	574,255
6,670		Skyline Corp.	122,728
75,180	@	Standard-Pacific Corp.	281,173
19,780	@, L	Winnebago Industries	241,316

			2,411,887

Home Furnishings: 0.6%
10,840		American Woodmark Corp.	213,331
10,080	@	DTS, Inc.	344,837
14,140		Ethan Allen Interiors, Inc.	189,759
26,410	@	Furniture Brands International, Inc.	144,199
10,620		Hooker Furniture Corp.	131,369
22,680		Kimball International, Inc.	193,234
31,900	@	La-Z-Boy, Inc.	304,007
20,140	@, L	Sealy Corp.	63,642
5,050	@	Stanley Furniture Co., Inc.	51,258
51,010	@	Tempur-Pedic International, Inc.	1,205,366
69,120	@	Tivo, Inc.	703,642
10,850	@	Universal Electronics, Inc.	251,937

			3,796,581

Household Products/Wares: 0.8%
46,560	@	ACCO Brands Corp.	338,957
30,320		American Greetings Corp.	660,673
3,700		Blyth, Inc.	124,764
42,400	@	Central Garden & Pet Co.	421,456
6,790		CSS Industries, Inc.	131,998
22,420		Ennis, Inc.	376,432
19,210	@	Helen of Troy Ltd.	469,877
18,380	@	Prestige Brands Holdings, Inc.	144,467
23,290		Standard Register Co.	118,779
42,890	S	Tupperware Corp.	1,997,387
10,590		WD-40 Co.	342,692

			5,127,482

Insurance: 3.2%
191,980	@, L	AMBAC Financial Group, Inc.	159,343
36,920		American Equity Investment Life Holding Co.	274,685
9,430		American Physicians Capital, Inc.	285,918
3,520	@	American Physicians Service Group, Inc.	81,206

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Insurance: (continued)
13,520	@	Amerisafe, Inc.	$242,954
19,330		Amtrust Financial Services, Inc.	228,481
21,390	@	Argo Group International Holdings Ltd.	623,305
75,470		Assured Guaranty Ltd.	1,642,227
10,100		Baldwin & Lyons, Inc.	248,561
21,470	@, L	Citizens, Inc.	140,199
13,670	@	CNA Surety Corp.	203,546
114,700	@	Conseco, Inc.	573,500
16,570	@	Crawford & Co.	65,286
27,040		Delphi Financial Group	604,885
18,880	@	eHealth, Inc.	310,198
39,330		Employers Holdings, Inc.	603,322
4,120	@	Enstar Group Ltd.	300,842
14,170		FBL Financial Group, Inc.	262,428
18,000	@	First Acceptance Corp.	35,100
16,530		First Mercury Financial Corp.	226,626
20,260		Flagstone Reinsurance Holdings Ltd.	221,644
5,610	@	Fpic Insurance Group, Inc.	216,658
19,850	@	Greenlight Capital Re Ltd.	467,865
10,760		Harleysville Group, Inc.	342,060
26,670		Horace Mann Educators Corp.	333,375
10,950		Infinity Property & Casualty Corp.	445,008
4,881		Kansas City Life Insurance Co.	145,210
4,855	L	Life Partners Holdings, Inc.	102,877
33,300		Maiden Holdings Ltd.	243,756
34,080		Max Re Capital Ltd.	759,984
41,500		Meadowbrook Insurance Group, Inc.	307,100
5,600		Mercer Insurance Group, Inc.	101,752
84,750	@, L	MGIC Investment Corp.	489,855
62,560		Montpelier Re Holdings Ltd.	1,083,539
8,490		National Interstate Corp.	143,990
1,765		National Western Life Insurance Co.	306,439
10,330	@	Navigators Group, Inc.	486,646
80,910	@	Phoenix Cos., Inc.	224,930
32,140		Platinum Underwriters Holdings Ltd.	1,230,641
23,090	@	PMA Capital Corp.	145,467
71,450	L	PMI Group, Inc.	180,054
14,880		Presidential Life Corp.	136,152
4,510	@	Primus Guaranty Ltd.	13,756
21,240	@	ProAssurance Corp.	1,140,800
59,800		Radian Group, Inc.	437,138
11,390		RLI Corp.	606,518
8,920		Safety Insurance Group, Inc.	323,172
23,620	@	SeaBright Insurance Holdings, Inc.	271,394
37,990		Selective Insurance Group	624,936
10,080		State Auto Financial Corp.	186,480
12,000	L	Stewart Information Services Corp.	135,360
25,854		Tower Group, Inc.	605,242
37,986	@	United America Indemnity Ltd.	300,849
15,220		United Fire & Casualty Co.	277,461
23,620	@	Universal American Financial Corp.	276,354
25,150		Zenith National Insurance Corp.	748,464

			21,175,538

Internet: 3.0%
9,330	@	AboveNet, Inc.	606,823
85,360	@	Art Technology Group, Inc.	384,974
21,080	@, L	AsiaInfo Holdings, Inc.	642,308
25,460	@	Blue Coat Systems, Inc.	726,628
8,720	@	Blue Nile, Inc.	552,238
30,600	@	Cogent Communications Group, Inc.	301,716
15,800	@	comScore, Inc.	277,290

Shares			Value
Internet: (continued)
13,840	@	Constant Contact, Inc.	$221,440
49,550	@	Cybersource Corp.	996,451
27,040	@	DealerTrack Holdings, Inc.	508,082
5,500	@	Dice Holdings, Inc.	36,025
26,280	@	Digital River, Inc.	709,297
81,060	@, L	Drugstore.Com	250,475
62,200		Earthlink, Inc.	516,882
1,750	@	ePlus, Inc.	28,893
28,970	@	eResearch Technology, Inc.	174,110
13,852	@	Global Sources Ltd.	86,575
16,790	@	GSI Commerce, Inc.	426,298
9,600	@	Health Grades, Inc.	41,184
10,290	@	i2 Technologies, Inc.	196,745
5,020		Imergent, Inc.	30,471
20,960	@	Infospace, Inc.	179,627
45,570	@	Internap Network Services Corp.	214,179
13,420	@	Internet Brands, Inc.	105,079
19,650	@	Internet Capital Group, Inc.	130,673
31,370	@	j2 Global Communications, Inc.	638,380
15,860		Keynote Systems, Inc.	173,033
20,550	@	Knot, Inc.	206,939
13,900	@	Limelight Networks, Inc.	54,627
22,880	@	Lionbridge Technologies	52,624
10,140	@	Liquidity Services, Inc.	102,110
18,140	@	LoopNet, Inc.	180,312
17,350	@	Mercadolibre, Inc.	899,945
32,840	@	Moduslink Global Solutions, Inc.	309,024
91,950	@	Move, Inc.	152,637
25,460	@	NIC, Inc.	232,704
20,940	L	Nutri/System, Inc.	652,700
25,140	@	Online Resources Corp.	132,236
2,250	@, L	OpenTable, Inc.	57,285
43,640	@	Openwave Systems, Inc.	99,499
15,590	@	Orbitz Worldwide, Inc.	114,431
10,260	@, L	Overstock.com, Inc.	139,126
22,200	@	PC-Tel, Inc.	131,424
18,680	@	Perficient, Inc.	157,472
40,910	@, L	Rackspace Hosting, Inc.	852,974
54,100	@	RealNetworks, Inc.	200,711
34,920	@	S1 Corp.	227,678
10,600	@, L	Saba Software, Inc.	43,884
6,693	@	Safeguard Scientifics, Inc.	69,005
61,300	@	Sapient Corp.	506,951
10,010	@	Shutterfly, Inc.	178,278
35,070	@	SonicWALL, Inc.	266,883
14,270	@	Sourcefire, Inc.	381,723
15,180	@	Stamps.com, Inc.	136,620
51,750	@	support.com, Inc.	136,620
4,850	@	TechTarget, Inc.	27,306
37,630	@	TeleCommunication Systems, Inc.	364,258
37,280	@	Terremark Worldwide, Inc.	254,995
128,100	@	TIBCO Software, Inc.	1,233,603
49,033		United Online, Inc.	352,547
1,920	@	US Auto Parts Network, Inc.	9,984
54,050	@	Valueclick, Inc.	546,986
18,030	@	Vasco Data Security Intl.	113,048
10,010	@	Vocus, Inc.	180,180
20,360	@	Web.com Group, Inc.	132,951
27,470	@	Websense, Inc.	479,626
18,800	@, L	Zix Corp.	32,148

			19,559,930

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Investment Companies: 0.7%
116,820		Allied Capital Corp.	$421,720
153,890	@, L	American Capital Ltd.	375,492
100,910		Apollo Investment Corp.	961,672
61,610		Ares Capital Corp.	767,045
12,450		BlackRock Kelso Capital Corp.	106,074
2,120		Capital Southwest Corp.	167,056
15,470		Fifth Street Finance Corp	166,148
19,340		Gladstone Capital Corp.	148,918
9,050		Gladstone Investment Corp.	41,268
26,300	@	Harris & Harris Group, Inc.	120,191
29,555		Hercules Technology Growth Capital, Inc.	307,076
15,910		Kohlberg Capital Corp.	72,550
3,150		Main Street Capital Corp.	50,778
48,600	@	MCG Capital Corp.	209,952
14,950		MVC Capital, Inc.	176,410
26,670		NGP Capital Resources Co.	216,827
19,130		PennantPark Investment Corp.	170,640
23,790	L	Prospect Capital Corp.	280,960
44	@	Teton Advisors, Inc.	704
2,400	L	Triangle Capital Corp.	29,016

			4,790,497

Iron/Steel: 0.0%
16,620	@	China Precision Steel, Inc.	34,071
7,450	@, L	General Steel Holdings, Inc.	32,855
5,000	@	Universal Stainless & Alloy	94,300

			161,226

Leisure Time: 0.5%
16,440		Ambassadors Group, Inc.	218,488
65,560		Brunswick Corp.	833,268
44,250		Callaway Golf Co.	333,645
26,350	@	Interval Leisure Group, Inc.	328,585
24,600	@, L	Life Time Fitness, Inc.	613,278
16,050		Marine Products Corp.	79,127
9,600	@	Multimedia Games, Inc.	57,696
21,500		Polaris Industries, Inc.	938,045
22,800	@	Town Sports International Holdings, Inc.	53,124
8,960	@	Universal Travel Group	90,854

			3,546,110

Lodging: 0.2%
14,480		Ameristar Casinos, Inc.	220,530
21,740	@	Gaylord Entertainment Co.	429,365
12,780		Marcus Corp.	163,840
4,920	@	Monarch Casino & Resort, Inc.	39,852
42,700	@	Orient-Express Hotels Ltd.	432,978

			1,286,565

Machinery—Construction & Mining: 0.1%
13,010	@	Astec Industries, Inc.	350,489

			350,489

Machinery—Diversified: 1.2%
15,490		Albany International Corp.	347,905
17,130	@	Altra Holdings, Inc.	211,556
29,910		Applied Industrial Technologies, Inc.	660,114
32,770		Briggs & Stratton Corp.	613,127
7,530		Cascade Corp.	207,000
19,050	@	Chart Industries, Inc.	315,278
27,740		Cognex Corp.	491,553

Shares			Value
Machinery—Diversified: (continued)
9,940	@	Columbus McKinnon Corp.	$135,780
9,190		Gorman-Rupp Co.	254,012
41,700	@	Intermec, Inc.	536,262
15,340	@	Intevac, Inc.	175,950
14,480	@, L	iRobot Corp.	254,848
14,740	@	Kadant, Inc.	235,250
7,840		Lindsay Manufacturing Co.	312,424
11,176	@	Middleby Corp.	547,848
4,850		Nacco Industries, Inc.	241,530
23,460		Nordson Corp.	1,435,283
39,110	@, L	Raser Technologies, Inc.	48,496
17,920		Robbins & Myers, Inc.	421,478
13,300		Sauer-Danfoss, Inc.	159,733
16,260	@	Tecumseh Products Co.	190,079
12,080		Tennant Co.	316,375
3,570		Twin Disc, Inc.	37,271

			8,149,152

Media: 0.5%
16,580	@	Acacia Research-Acacia Technologies	151,044
95,300		Belo Corp.	518,432
35,230	@	CKX, Inc.	185,662
7,320		Courier Corp.	104,310
14,050	@	DG FastChannel, Inc.	392,417
19,610	@	Dolan Media Co.	200,218
8,950	@	EW Scripps Co.	62,292
8,070	@	Fisher Communications, Inc.	131,138
10,670	@	Lin TV Corp.	47,588
7,820	@	Lodgenet Entertainment Corp.	43,245
32,060	@, L	Martha Stewart Living Omnimedia	158,376
33,330	@	Mediacom Communications Corp.	148,985
33,240	@	Playboy Enterprises, Inc.	106,368
17,420		Scholastic Corp.	519,639
54,550		Sinclair Broadcast Group, Inc.	219,837
20,080		World Wrestling Entertainment, Inc.	307,826

			3,297,377

Metal Fabricate/Hardware: 0.8%
8,220		AM Castle & Co.	112,532
4,570		Ampco-Pittsburgh Corp.	144,092
14,730		CIRCOR International, Inc.	370,901
5,760		Dynamic Materials Corp.	115,488
460		Eastern Co	6,178
34,410	@	Furmanite Corp.	131,102
8,240		Haynes International, Inc.	271,673
18,400		Kaydon Corp.	657,984
11,570	@	Ladish Co., Inc.	174,476
5,770		Lawson Products	101,841
7,310	@	LB Foster Co.	217,911
26,120		Mueller Industries, Inc.	648,821
105,440		Mueller Water Products, Inc.	548,288
6,410	@	Northwest Pipe Co.	172,173
4,230		Olympic Steel, Inc.	137,813
15,300	@	RBC Bearings, Inc.	372,249
19,880	@	RTI International Metals, Inc.	500,380
6,890		Sun Hydraulics Corp.	180,863
42,700		Worthington Industries	558,089

			5,422,854

Mining: 0.8%
36,940	@	Allied Nevada Gold Corp.	557,055
17,260		Amcol International Corp.	490,529
14,370	@	Brush Engineered Materials, Inc.	266,420

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Mining: (continued)
23,180	@, L	Century Aluminum Co.	$375,284
46,280	@, L	Coeur d'Alene Mines Corp.	835,817
47,690	@	General Moly, Inc.	99,195
125,000	@, L	Hecla Mining Co.	772,500
32,020	@	Horsehead Holding Corp.	408,255
11,480		Kaiser Aluminum Corp.	477,798
37,550	@, L	Paramount Gold and Silver Corp.	54,448
26,290	@	Stillwater Mining Co	249,229
16,350	@, L	Uranerz Energy Corp.	21,255
36,690	@, L	Uranium Energy Corp.	138,688
50,470	@	US Gold Corp.	125,166
73,730	@	USEC, Inc.	283,861

			5,155,500

Miscellaneous Manufacturing: 1.9%
39,940		Actuant Corp.	740,088
28,250		Acuity Brands, Inc.	1,006,830
6,420		Ameron International Corp.	407,413
14,250		AO Smith Corp.	618,308
8,060	@	AZZ, Inc.	263,562
35,200		Barnes Group, Inc.	594,880
25,050	@	Blount International, Inc.	253,005
18,680	@	Ceradyne, Inc.	358,843
2,350		Chase Corp.	27,754
12,260	@, L	China Fire & Security Group, Inc.	165,878
34,630		Clarcor, Inc.	1,123,397
16,680	@	Colfax Corp.	200,827
167,490	@, L	Eastman Kodak Co.	706,808
9,740	@	EnPro Industries, Inc.	257,233
18,300		ESCO Technologies, Inc.	656,055
38,940		Federal Signal Corp.	234,419
6,900		Freightcar America, Inc.	136,827
1,330	@	GP Strategies Corp.	10,015
21,230	@	Griffon Corp.	259,431
67,160	@	Hexcel Corp.	871,737
17,870		John Bean Technologies Corp.	303,969
14,630		Koppers Holdings, Inc.	445,337
11,370	@	LSB Industries, Inc.	160,317
20,380		Matthews International Corp.—Class A	722,063
13,380	@	Metabolix, Inc.	148,117
8,750		Movado Group, Inc.	85,050
19,190		Myers Industries, Inc.	174,629
9,770		NL Industries, Inc.	67,804
8,570	@	PMFG, Inc.	138,920
16,670	@	Polypore International, Inc.	198,373
10,940		Raven Industries, Inc.	347,564
38,420	@, L	Smith & Wesson Holding Corp.	157,138
11,750		Standex International Corp.	236,058
10,640		Sturm Ruger & Co., Inc.	103,208
18,610		Tredegar Corp.	294,410

			12,476,267

Office Furnishings: 0.3%
39,000		Herman Miller, Inc.	623,220
25,220		HNI, Corp.	696,829
29,170		Interface, Inc.	242,403
38,640		Knoll, Inc.	399,151
26,400		Steelcase, Inc.	167,904

			2,129,507

Oil & Gas: 2.3%
5,270	@	Apco Oil and Gas International, Inc.	116,467
25,980	@	Arena Resources, Inc.	1,120,258

Shares			Value
Oil & Gas: (continued)
44,540		Atlas Energy, Inc.	$1,343,772
22,470	@, L	ATP Oil & Gas Corp.	410,752
33,270		Berry Petroleum Co.	969,821
24,760	@	Bill Barrett Corp.	770,284
54,370	@, L	BPZ Energy, Inc.	516,515
54,680	@	Brigham Exploration Co.	740,914
5,410	@	Bronco Drilling Co., Inc.	27,429
17,900	@	Carrizo Oil & Gas, Inc.	474,171
48,630	@	Cheniere Energy, Inc.	117,685
9,120	@	Contango Oil & Gas Co.	428,731
15,700	@	CVR Energy, Inc.	107,702
11,170		Delek US Holdings, Inc.	76,068
111,900	@, L	Delta Petroleum Corp.	116,376
79,050	@	Endeavour International Corp.	85,374
40,690	@	FX Energy, Inc.	115,967
16,900	@, L	GMX Resources, Inc.	232,206
16,790	@, L	Goodrich Petroleum Corp.	408,837
149,420	@	Gran Tierra Energy, Inc.	856,177
21,200	@	Gulfport Energy Corp.	242,740
36,600	@	Harvest Natural Resources, Inc.	193,614
39,490	@	Hercules Offshore, Inc.	188,762
360	@	Isramco, Inc.	25,740
38,470	@	McMoRan Exploration Co.	308,529
15,320	@	Northern Oil And Gas, Inc.	181,389
152,820	@, L	Oilsands Quest, Inc.	175,743
4,890		Panhandle Oil and Gas, Inc.	126,651
85,000	@	Parker Drilling Co.	420,750
28,880		Penn Virginia Corp.	614,855
10,010	@	Petroleum Development Corp.	182,282
31,610	@	Petroquest Energy, Inc.	193,769
31,400	@	Pioneer Drilling Co.	248,060
22,530	@	Rex Energy Corp.	270,360
33,720	@	Rosetta Resources, Inc.	672,040
24,080	@	Stone Energy Corp.	434,644
30,840	@, L	Sulphco, Inc.	20,663
22,660	@	Swift Energy Co.	542,934
14,850	@	Toreador Resources Corp.	147,015
38,570	@	Vaalco Energy, Inc.	175,494
21,450	@	Vantage Drilling Co.	34,535
18,190	@	Venoco, Inc.	237,198
17,040		W&T Offshore, Inc.	199,368
55,420	@	Warren Resources, Inc.	135,779
24,880	@, L	Western Refining, Inc.	117,185
14,612	@, L	Zion Oil & Gas, Inc.	104,476

			15,230,081

Oil & Gas Services: 1.3%
50,560	@, L	Allis-Chalmers Energy, Inc.	190,611
25,320	@	Basic Energy Services, Inc.	225,348
3,620	@	Bolt Technology Corp.	39,892
72,400	@	Boots & Coots, Inc.	119,460
28,780	@	Cal Dive International, Inc.	217,577
13,810		CARBO Ceramics, Inc.	941,428
32,740	@	Complete Production Services, Inc.	425,620
5,270	@	Dawson Geophysical Co.	121,790
21,120	@	Dril-Quip, Inc.	1,192,858
66,760	@	Global Industries Ltd.	475,999
6,490		Gulf Island Fabrication, Inc.	136,485
17,140	@	Hornbeck Offshore Services, Inc.	399,019
53,880	@	ION Geophysical Corp.	318,970
83,610	@	Key Energy Services, Inc.	734,932
10,860		Lufkin Industries, Inc.	794,952
16,860	@	Matrix Service Co.	179,559

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Oil & Gas Services: (continued)
9,210	@	Natural Gas Services Group, Inc.	$173,609
41,940	@	Newpark Resources	177,406
3,350	@	OYO Geospace Corp.	143,682
21,190		RPC, Inc.	220,376
11,510	@	Superior Well Services, Inc.	164,133
12,390	@	T-3 Energy Services, Inc.	315,945
38,470	@	Tetra Technologies, Inc.	426,248
8,350	@	Union Drilling, Inc.	52,188
18,300	@	Willbros Group, Inc.	308,721

			8,496,808

Packaging & Containers: 0.5%
5,740	@	AEP Industries, Inc.	219,727
10,110	@	Bway Holding Co.	194,314
74,580	@	Graphic Packaging Holding Co.	258,793
25,090		Rock-Tenn Co.	1,264,787
18,530		Silgan Holdings, Inc.	1,072,516

			3,010,137

Pharmaceuticals: 2.6%
52,750	@	Adolor, Corp.	77,015
26,950	@, L	Akorn, Inc.	48,241
63,670	@	Alkermes, Inc.	599,135
41,330	@, L	Allos Therapeutics, Inc.	271,538
10,900	@	Amicus Therapeutics, Inc.	43,273
10,080	@	Ardea Biosciences, Inc.	141,120
19,930	@	Array Biopharma, Inc.	56,003
28,620	@	Auxilium Pharmaceuticals, Inc.	858,028
23,700	@, L	AVANIR Pharmaceuticals, Inc.	45,030
25,800	@, L	AVI BioPharma, Inc.	37,668
27,210	@	Bioscrip Inc.	227,476
18,230	@, L	Cadence Pharmaceuticals, Inc.	176,284
23,030	@	Catalyst Health Solutions, Inc.	839,904
6,600	@, L	China Sky One Medical, Inc.	150,150
2,260	@	Cornerstone Therapeutics, Inc.	13,786
2,300	@	Cumberland Pharmaceuticals, Inc.	31,257
32,790	@	Cypress Bioscience, Inc.	188,870
47,700	@	Depomed, Inc.	159,795
50,310	@	Durect Corp.	124,266
42,410	@	Dyax Corp.	143,770
44,000	@	Hemispherx Biopharma, Inc.	24,640
3,060	@	Hi-Tech Pharmacal Co., Inc.	85,833
25,880	@	Impax Laboratories, Inc.	351,968
22,670	@	Inspire Pharmaceuticals, Inc.	125,138
60,120	@	Isis Pharmaceuticals, Inc.	667,332
11,330	@	ISTA Pharmaceuticals, Inc.	51,665
27,780	@	Javelin Pharmaceuticals, Inc.	36,114
36,850	@	KV Pharmaceutical Co.	135,240
5,450	@	Lannett Co., Inc.	32,210
11,480		Mannatech, Inc.	35,818
37,110	@, L	MannKind Corp.	325,084
5,200	@, L	Matrixx Initiatives, Inc.	21,944
42,700		Medicis Pharmaceutical Corp.	1,155,035
19,140	@, L	Medivation, Inc.	720,621
26,460	@	Myriad Pharmaceuticals, Inc.	133,094
37,020	@	Nabi Biopharmaceuticals	181,398
59,170	@	Nektar Therapeutics	551,464
15,015	@	Neogen Corp.	354,504
26,220	@	Neurocrine Biosciences, Inc.	71,318
5,780	@, L	NeurogesX, Inc.	44,564
19,390	@	Obagi Medical Products, Inc.	232,680
39,410	@	Onyx Pharmaceuticals, Inc.	1,156,289
19,850	@	Opko Health, Inc.	36,326

Shares			Value
Pharmaceuticals: (continued)
18,740	@, L	Optimer Pharmaceuticals, Inc.	$211,387
23,050	@	Orexigen Therapeutics, Inc.	171,492
9,810	@	Osiris Therapeutics, Inc.	70,043
28,430	@	Pain Therapeutics, Inc.	152,385
23,220	@	Par Pharmaceutical Cos., Inc.	628,333
13,580	@	Pharmasset, Inc.	281,106
19,410	@	PharMerica Corp.	308,231
16,050	@, L	Poniard Pharmaceuticals, Inc.	29,372
15,410	@	Pozen, Inc.	92,306
19,310	@	Progenics Pharmaceuticals, Inc.	85,736
38,730	@	Questcor Pharmaceuticals, Inc.	183,968
28,750	@	Rigel Pharmaceuticals, Inc.	273,413
27,530	@	Salix Pharmaceuticals Ltd.	699,262
33,100	@	Santarus, Inc.	152,922
41,840	@, L	Savient Pharmaceuticals, Inc.	569,442
11,350	@	Schiff Nutrition International, Inc.	88,757
20,620	@, L	SIGA Technologies, Inc.	119,596
27,940	@, L	Spectrum Pharmaceuticals, Inc.	124,054
4,810	@, L	Synta Pharmaceuticals Corp.	24,339
11,040	@, L	Synutra International, Inc.	149,150
35,710	@, L	Theravance, Inc.	466,730
5,050	@, L	USANA Health Sciences, Inc.	161,095
17,750	@	Vanda Pharmaceuticals, Inc.	199,510
49,490	@	Viropharma, Inc.	415,221
40,970	@, L	Vivus, Inc.	376,514
18,040	@	Xenoport, Inc.	334,822

			17,132,074

Pipelines: 0.0%
33,620		Crosstex Energy, Inc.	203,401

			203,401

Real Estate: 0.2%
5,180	@	Avatar Holdings, Inc.	88,112
2,820		Consolidated-Tomoka Land Co.	98,531
25,970	@	Forestar Real Estate Group, Inc.	570,821
33,620	@	Hilltop Holdings, Inc.	391,337

			1,148,801

Retail: 5.7%
36,210	@	99 Cents Only Stores	473,265
22,280	@	AFC Enterprises	181,805
9,250	@	Allion Healthcare, Inc,	60,680
7,960	@	America's Car-Mart, Inc.	209,587
37,020	@	AnnTaylor Stores Corp.	504,953
20,580	@	Asbury Automotive Group, Inc.	237,287
24,460		Bebe Stores, Inc.	153,364
14,150		Big 5 Sporting Goods Corp.	243,097
11,780	@, L	BJ's Restaurants, Inc.	221,700
20,750		Bob Evans Farms, Inc.	600,713
1,150		Books-A-Million, Inc.	7,728
66,350	@	Borders Group, Inc.	78,293
26,060		Brown Shoe Co., Inc.	257,212
15,180	L	Buckle, Inc.	444,470
12,100	@	Buffalo Wild Wings, Inc.	487,267
8,650	@	Build-A-Bear Workshop, Inc.	42,299
20,980	@, L	Cabela's, Inc.	299,175
12,320	@	California Pizza Kitchen, Inc.	165,704
2,300	@	Caribou Coffee Co., Inc.	17,756
34,270		Casey's General Stores, Inc.	1,093,898
20,180		Cash America International, Inc.	705,493
21,220		Cato Corp.	425,673
14,240	@	CEC Entertainment, Inc.	454,541

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Retail: (continued)
88,140	@	Charming Shoppes, Inc.	$570,266
43,810	@	Cheesecake Factory	945,858
15,370	@	Childrens Place Retail Stores, Inc.	507,364
20,680		Christopher & Banks Corp.	157,582
10,410	@	Citi Trends, Inc.	287,524
31,210		CKE Restaurants, Inc.	264,037
44,670	@	Coldwater Creek, Inc.	199,228
43,880	@	Collective Brands, Inc.	999,148
7,720	@, L	Conn's, Inc.	45,085
15,030		Cracker Barrel Old Country Store	570,990
65,160	@	Denny's Corp.	142,700
2,480	@	Destination Maternity Corp.	47,120
37,010		Dillard's, Inc.	682,835
11,800	@, L	DineEquity, Inc.	286,622
26,860	@	Domino's Pizza, Inc.	225,087
36,762	@, L	Dress Barn, Inc.	849,202
6,650	@	DSW, Inc.	172,102
2,300	@	Einstein Noah Restaurant Group, Inc.	22,609
30,060	@	Ezcorp, Inc.	517,333
7,820	@	FGX Internationall Holdings Ltd.	153,194
28,489		Finish Line	357,537
14,850	@	First Cash Financial Services, Inc.	329,522
23,390		Fred's, Inc.	238,578
7,410	@, L	Fuqi International, Inc.	133,010
7,120	@	Gaiam, Inc.	54,753
13,130	@	Genesco, Inc.	360,550
14,560	@	Group 1 Automotive, Inc.	412,776
18,780	@	Gymboree Corp.	816,742
750	@	Haverty Furniture Cos., Inc.	10,298
11,000	@	hhgregg, Inc.	242,330
18,550	@	Hibbett Sporting Goods, Inc.	407,915
34,480	@	HOT Topic, Inc.	219,293
26,100	@	HSN, Inc.	526,959
32,950	@, L	J Crew Group, Inc.	1,474,183
40,920	@	Jack in the Box, Inc.	804,896
16,330	@	Jo-Ann Stores, Inc.	591,799
13,820	@	JoS. A Bank Clothiers, Inc.	583,066
10,850	@	Kenneth Cole Productions, Inc.	104,703
11,860	@	Kirkland's, Inc.	206,008
37,200	@	Krispy Kreme Doughnuts, Inc.	109,740
8,850	@	Landry's Restaurants, Inc.	188,417
5,490	@	Lithia Motors, Inc.	45,128
54,220	@, L	Liz Claiborne, Inc.	305,259
27,180	@	Lululemon Athletica, Inc.	818,118
10,080	@	Lumber Liquidators, Inc.	270,144
12,650	@	McCormick & Schmick's Seafood Restaurants, Inc.	88,044
33,900		Men's Wearhouse, Inc.	713,934
20,570	@	New York & Co., Inc.	88,245
33,470		Nu Skin Enterprises, Inc.	899,339
19,050	@	O'Charleys, Inc.	124,778
45,650	@	OfficeMax, Inc.	579,299
40,990	@	Pacific Sunwear of California	163,140
15,710	@	Pantry, Inc.	213,499
15,910	@	Papa John's International, Inc.	371,658
20,570	@	PC Mall, Inc.	107,375
31,450		PEP Boys-Manny Moe & Jack	266,067
16,200	L	PetMed Express, Inc.	285,606
14,550	@, L	PF Chang's China Bistro, Inc.	551,591
64,310	@	Pier 1 Imports, Inc.	327,338
11,060		Pricesmart, Inc.	226,066
11,200	@	Red Robin Gourmet Burgers, Inc.	200,480
36,110		Regis Corp.	562,233

Shares			Value
Retail: (continued)
11,030	@	Rex Stores Corp.	$155,082
35,080	@	Ruby Tuesday, Inc.	252,576
4,300	@	Rue21, Inc.	120,787
20,400	@	Rush Enterprises, Inc.—Class A	242,556
7,200	@	Ruth's Chris Steak House	15,048
62,500	@, L	Saks, Inc.	410,000
58,000	@	Sally Beauty Holdings, Inc.	443,700
19,760		Sonic Automotive, Inc.	205,306
38,380	@	Sonic Corp.	386,487
4,580		Sport Supply Group, Inc.	57,662
24,960		Stage Stores, Inc.	308,506
371	@	Steak N Shake Co/The	120,249
14,950	@	Stein Mart, Inc.	159,367
8,690	@	Steinway Musical Instruments	138,258
7,470	@	Systemax, Inc.	117,354
29,710	@, L	Talbots, Inc.	264,716
34,920	@	Texas Roadhouse, Inc.	392,152
22,330	@, S	Tractor Supply Co.	1,182,597
3,160	@	Tuesday Morning Corp.	8,153
18,300	@	Ulta Salon Cosmetics & Fragrance, Inc.	332,328
5,400	@	Vitamin Shoppe, Inc.	120,096
6,240	@	West Marine, Inc.	50,294
63,320	@	Wet Seal, Inc.	218,454
38,540		World Fuel Services Corp.	1,032,487
26,890	@, L	Zale Corp.	73,141
14,550	@	Zumiez, Inc.	185,076

			37,384,694

Savings & Loans: 1.0%
57,580		Astoria Financial Corp.	715,719
21,750	@	Beneficial Mutual Bancorp, Inc.	214,020
9,510		Berkshire Hills Bancorp., Inc.	196,667
42,840		Brookline Bancorp., Inc.	424,544
17,780		Danvers Bancorp, Inc.	230,962
17,910		Dime Community Bancshares	209,905
8,710		ESB Financial Corp.	115,146
17,250		ESSA Bancorp, Inc.	201,825
3,990		First Defiance Financial Corp.	45,047
17,010		First Financial Northwest, Inc.	111,416
14,600		Flushing Financial Corp.	164,396
5,660		Home Federal Bancorp, Inc.	75,335
28,350	@	Investors Bancorp, Inc.	310,149
720	@	Meridian Interstate Bancorp, Inc.	6,257
4,890	L	NASB Financial, Inc.	113,888
72,040		NewAlliance Bancshares, Inc.	865,200
16,580		Northfield Bancorp, Inc.	224,162
38,070		Northwest Bancshares, Inc.	430,952
8,970		OceanFirst Financial Corp.	101,361
8,350		Oritani Financial Corp.	114,646
38,970		Provident Financial Services, Inc.	415,031
11,120		Provident New York Bancorp	93,853
9,256		Rockville Financial, Inc.	97,188
12,170		Roma Financial Corp.	150,421
3,150	@	Territorial Bancorp, Inc.	56,858
19,540		United Financial Bancorp, Inc.	256,169
8,440		ViewPoint Financial Group	121,620
23,860		Westfield Financial, Inc.	196,845
5,880		WSFS Financial Corp.	150,704

			6,410,286

Semiconductors: 3.1%
17,310	@	Actel Corp.	205,643
32,180	@	Advanced Analogic Technologies, Inc.	126,789
78,000	@	Amkor Technology, Inc.	558,480

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Semiconductors: (continued)
53,430	@	Anadigics, Inc.	$225,475
44,330	@	Applied Micro Circuits Corp.	331,145
21,320	@	ATMI, Inc.	396,978
47,080	@	Brooks Automation, Inc.	403,946
16,060	@	Cabot Microelectronics Corp.	529,338
24,170	@	Cavium Networks, Inc.	575,971
16,930	@	Ceva, Inc.	217,720
51,170	@	Cirrus Logic, Inc.	348,979
15,820		Cohu, Inc.	220,689
23,410	@	Diodes, Inc.	478,735
18,750	@	DSP Group, Inc.	105,563
70,070	@	Emcore Corp.	74,975
54,690	@	Emulex Corp.	596,121
89,500	@	Entegris, Inc.	472,560
20,410	@	Entropic Communications, Inc.	62,659
33,290	@	Exar Corp.	236,692
31,400	@	Formfactor, Inc.	683,264
26,520	@, L	GT Solar International, Inc.	147,451
14,460	@	Hittite Microwave Corp.	589,245
15,870	@	IXYS Corp.	117,755
45,410	@	Kopin Corp.	189,814
36,430	@	Kulicke & Soffa Industries, Inc.	196,358
87,130	@	Lattice Semiconductor Corp.	235,251
35,340		Micrel, Inc.	289,788
53,050	@	Microsemi Corp.	941,638
64,430	@	Microtune, Inc.	145,612
35,980	@	MIPS Technologies, Inc.	157,233
36,640	@	MKS Instruments, Inc.	637,902
21,310	@	Monolithic Power Systems, Inc.	510,801
12,890	@	Netlogic Microsystems, Inc.	596,291
34,190	@	Omnivision Technologies, Inc.	496,781
10,290	@	Pericom Semiconductor Corp.	118,644
20,950	@	Photronics, Inc.	93,228
27,640	@	PLX Technology, Inc.	89,277
19,810		Power Integrations, Inc.	720,292
16,730	@, L	Rubicon Technology, Inc.	339,786
25,130	@	Rudolph Technologies, Inc.	168,874
42,240	@	Semtech Corp.	718,502
18,500	@, L	Sigma Designs, Inc.	197,950
62,250	@	Silicon Image, Inc.	160,605
115,290	@	Skyworks Solutions, Inc.	1,635,965
12,630	@	Standard Microsystems Corp.	262,451
9,120	@	Supertex, Inc.	271,776
13,590	@	Techwell, Inc.	179,388
37,160	@	Tessera Technologies, Inc.	864,713
98,180	@	Triquint Semiconductor, Inc.	589,080
17,710	@	Ultratech, Inc.	263,171
24,410	@	Veeco Instruments, Inc.	806,506
14,820	@	Volterra Semiconductor Corp.	283,358
7,900	@	White Electronic Designs Corp.	36,893
37,010	@	Zoran Corp.	408,961

			20,313,062

Shipbuilding: 0.0%
1,750		Todd Shipyards Corp.	29,330

			29,330

Software: 4.5%
33,410	@	Accelrys, Inc.	191,439
22,600	@	ACI Worldwide, Inc.	387,590
40,130	@	Actuate Corp.	171,756
40,600	@	Acxiom Corp.	544,852
10,870	@	Advent Software, Inc.	442,735
27,000	@	American Reprographics Co.	189,270
32,470		American Software, Inc.	194,820
15,720	@	AMICAS, Inc.	85,517

Shares			Value
Software: (continued)
11,870	@	ArcSight, Inc.	$303,635
58,390	@	Ariba, Inc.	731,043
21,980	@	Athenahealth, Inc.	994,375
16,650	@	Avid Technology, Inc.	212,454
28,960		Blackbaud, Inc.	684,325
23,690	@	Blackboard, Inc.	1,075,289
14,660	@	Bottomline Technologies, Inc.	257,576
31,173		Bowne & Co., Inc.	208,236
37,120	@	Callidus Software, Inc.	112,102
12,150	@	China Information Security Technology, Inc.	74,844
5,260	@	China TransInfo Technology Corp.	42,974
27,640	@	Commvault Systems, Inc.	654,792
7,230		Computer Programs & Systems, Inc.	332,942
28,400	@	Concur Technologies, Inc.	1,214,100
25,320	@	CSG Systems International	483,359
4,800	@	Deltek, Inc.	37,344
15,270	@	DemandTec, Inc.	133,918
21,550	@	Digi International, Inc.	196,536
27,990	@	DivX, Inc.	157,864
9,860	@	Double-Take Software, Inc.	98,501
5,750	@, L	Ebix, Inc.	280,773
34,230	@	Eclipsys Corp.	633,940
24,160	@	Epicor Software Corp.	184,099
23,250	@	EPIQ Systems, Inc.	325,268
36,130		Fair Isaac Corp.	769,930
26,930	@	FalconStor Software, Inc.	109,336
25,630	@	infoGROUP, Inc.	205,553
56,220	@	Informatica Corp.	1,453,849
16,440	@	Innerworkings, Inc.	96,996
7,250	@	Innodata Isogen, Inc.	40,165
9,400	@	Interactive Intelligence, Inc.	173,336
18,770	@	JDA Software Group, Inc.	478,072
88,690	@	Lawson Software, Inc.	589,789
14,810	@	Mantech International Corp.	715,027
24,430	@	MedAssets, Inc.	518,160
3,000	@	Medidata Solutions, Inc.	46,800
4,670	@	MicroStrategy, Inc.	439,073
17,470	@	Monotype Imaging Holdings, Inc.	157,754
12,300	@, L	NetSuite, Inc.	196,554
25,370	@	Omnicell, Inc.	296,575
80,910	@	Parametric Technology Corp.	1,322,069
14,100		Pegasystems, Inc.	479,400
28,470	@	Phase Forward, Inc.	437,015
14,040	@	Phoenix Technologies Ltd.	38,610
28,130	@	Progress Software Corp.	821,677
9,820	@	PROS Holdings, Inc.	101,637
14,440		Quality Systems, Inc.	906,688
40,620	@	Quest Software, Inc.	747,408
7,160		Renaissance Learning, Inc.	81,338
15,580	@	RightNow Technologies, Inc.	270,625
3,640	@, L	Rosetta Stone, Inc.	65,338
13,540		Schawk, Inc.	184,144
21,000	@	Seachange Intl., Inc.	137,970
17,260	@	Smith Micro Software, Inc.	157,756
8,810	@, L	SolarWinds, Inc.	202,718
44,400		Solera Holdings, Inc.	1,598,844
11,570	@	Synchronoss Technologies, Inc.	182,922
11,450	@	SYNNEX Corp.	351,057
53,820	@, L	Take-Two Interactive Software, Inc.	540,891
20,980	@	Taleo Corp.	493,450
43,870	@	THQ, Inc.	221,105
56,540	@	Trident Microsystems, Inc.	105,164

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Software: (continued)
29,340	@	Tyler Technologies, Inc.	$584,159
16,870	@	Ultimate Software Group, Inc.	495,472
48,830	@	Verifone Holdings, Inc.	799,835

			29,252,529

Storage/Warehousing: 0.0%
18,130	@	Mobile Mini, Inc.	255,452

			255,452

Telecommunications: 4.1%
260,170	@, S	3Com Corp.	1,951,275
24,250	@	Acme Packet, Inc.	266,750
68,040	@	Adaptec, Inc.	227,934
59,550	@	ADC Telecommunications, Inc.	369,806
38,940		Adtran, Inc.	878,097
30,160	@	Airvana, Inc.	229,216
29,890		Alaska Communications Systems Group, Inc.	238,522
12,640	@	Anaren, Inc.	190,232
19,750	@	Anixter International, Inc.	930,225
8,100		Applied Signal Technology, Inc.	156,249
83,300	@	Arris Group, Inc.	952,119
40,330	@	Aruba Networks, Inc.	429,918
43,590	@	Atheros Communications, Inc.	1,492,522
7,550		Atlantic Tele-Network, Inc.	415,326
23,340	@	BigBand Networks, Inc.	80,290
10,080		Black Box Corp.	285,667
16,340	@	Cbeyond, Inc.	257,355
144,940	@	Cincinnati Bell, Inc.	500,043
17,100	@	Comtech Telecommunications	599,355
15,710		Consolidated Communications Holdings, Inc.	274,925
11,070	@	DigitalGlobe, Inc.	267,894
10,850	@	EMS Technologies, Inc.	157,325
39,730	@	Extreme Networks	114,025
27,120	@	General Communication, Inc.	173,026
12,330	@	GeoEye, Inc.	343,760
17,740	@	Global Crossing Ltd.	252,795
20,350	@	Globecomm Systems, Inc.	159,137
64,990	@	Harmonic, Inc.	411,387
41,540	@	Harris Stratex Networks, Inc.	287,041
6,570	@	Hughes Communications, Inc.	171,017
62,030	@, L	Infinera Corp.	550,206
29,540	@	InterDigital, Inc.	783,992
26,410		Iowa Telecommunications Services, Inc.	442,632
15,220	@	IPG Photonics Corp.	254,783
17,610	@	Ixia	131,018
19,120	@	Knology, Inc.	209,364
4,700	@	LogMeIn, Inc.	93,765
8,140	@	Loral Space & Communications, Inc.	257,305
34,190	@	Mastec, Inc.	427,375
23,220	@	Netgear, Inc.	503,642
21,640	@	Neutral Tandem, Inc.	492,310
22,480	@	Novatel Wireless, Inc.	179,166
19,420		NTELOS Holdings Corp.	346,064
14,530	@	Oplink Communications, Inc.	238,147
33,390	@	OpNext, Inc.	63,441
88,590	@	PAETEC Holding Corp.	367,649
8,800	@, L	Parkervision, Inc.	16,104
32,660		Plantronics, Inc.	848,507
56,140	@	Polycom, Inc.	1,401,816
151,380	@	Powerwave Technologies, Inc.	190,739

Shares			Value
Telecommunications: (continued)
46,870	@	Premier Global Services, Inc.	$386,678
27,560	@	RCN Corp.	299,026
171,920	@	RF Micro Devices, Inc.	820,058
24,250	@	SAVVIS, Inc.	340,713
17,100		Shenandoah Telecom Co.	347,985
30,360	@	ShoreTel, Inc.	175,481
118,820	@	Sonus Networks, Inc.	250,710
13,950	@	SureWest Communications	138,942
13,450	@	Switch and Data, Inc.	271,825
13,896	@	Sycamore Networks, Inc.	290,565
22,500	@	Symmetricom, Inc.	117,000
46,530	@	Syniverse Holdings, Inc.	813,344
44,320	@	Tekelec	677,210
20,930	@	USA Mobility, Inc.	230,439
46,110	@, L	Utstarcom, Inc.	100,981
13,810	@	Viasat, Inc.	438,882

			26,561,097

Textiles: 0.1%
14,250		G&K Services, Inc.	358,103
9,290		Unifirst Corp.	446,942

			805,045

Toys/Games/Hobbies: 0.1%
19,880	@	Jakks Pacific, Inc.	240,946
16,750	@	Leapfrog Enterprises, Inc.	65,493
7,660	@	RC2 Corp.	112,985

			419,424

Transportation: 1.7%
48,280	@	Air Transport Services Group, Inc.	127,459
6,895	@	American Commercial Lines, Inc.	126,385
17,000		Arkansas Best Corp.	500,310
9,570	@	Atlas Air Worldwide Holdings, Inc.	356,483
23,930	@	Bristow Group, Inc.	920,109
13,670	@	Celadon Group, Inc.	148,320
33,950		DHT Maritime, Inc.	124,936
9,660	@	Dynamex, Inc.	174,846
42,660	@, L	Eagle Bulk Shipping, Inc.	211,167
18,770		Forward Air Corp.	470,189
14,300	@, L	Genco Shipping & Trading Ltd.	320,034
35,828		General Maritime Corp.	250,438
21,240	@	Genesee & Wyoming, Inc.	693,274
22,330		Golar LNG Ltd.	286,271
16,420	@	Gulfmark Offshore, Inc.	464,850
36,890		Heartland Express, Inc.	563,310
33,160		Horizon Lines, Inc.	184,701
24,260	@	HUB Group, Inc.	650,896
6,630		International Shipholding Corp.	205,994
35,870		Knight Transportation, Inc.	691,932
9,740		Knightsbridge Tankers Ltd.	129,152
9,400	@	Marten Transport Ltd.	168,730
27,780	L	Nordic American Tanker Shipping	833,400
19,510	@	Old Dominion Freight Line	598,957
10,400		Pacer International, Inc.	32,864
8,860	@	PHI, Inc.	183,402
3,700	@	RailAmerica, Inc.	45,140
7,860	@	Saia, Inc.	116,485
29,040	L	Ship Finance International Ltd.	395,815
3,850	@	TBS International Ltd.	28,298
7,840	L	Teekay Tankers Ltd.	66,875
22,250	@	Ultrapetrol Bahamas Ltd.	105,910
1,900	@	Universal Truckload Services, Inc.	34,390
3,790	@	USA Truck, Inc.	47,451

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Transportation: (continued)
27,010		Werner Enterprises, Inc.	$534,528
50,150	@, L	YRC Worldwide, Inc.	42,116

			10,835,417

Trucking & Leasing: 0.2%
30,340		Aircastle Ltd.	298,849
5,930	@	Amerco, Inc.	294,840
14,870		Greenbrier Cos., Inc.	154,351
11,380		TAL International Group, Inc.	150,557
9,380		Textainer Group Holdings Ltd.	158,522
2,800	@	Willis Lease Finance Corp.	42,000

			1,099,119

Water: 0.3%
11,350		American States Water Co.	401,904
12,590		California Water Service Group	463,564
9,840		Consolidated Water Co. Ltd.	140,614
17,460		Middlesex Water Co.	307,820
13,590	@	Pico Holdings, Inc.	444,801
9,130		SJW Corp.	206,064
22,370		Southwest Water Co.	131,759

			2,096,526

		Total Common Stock
		( Cost $ 546,111,932 )	574,297,300

REAL ESTATE INVESTMENT TRUSTS: 5.8%
Apartments: 0.6%
31,319		American Campus Communities, Inc.	880,064
22,480		Associated Estates Realty Corp.	253,350
34,810		Education Realty Trust, Inc.	168,480
22,350		Home Properties, Inc.	1,066,319
18,120		Mid-America Apartment Communities, Inc.	874,834
30,920		Post Properties, Inc.	606,032

			3,849,079

Diversified: 0.8%
34,030		Capital Lease Funding, Inc.	149,051
34,890		Colonial Properties Trust	409,260
52,477		Cousins Properties, Inc.	400,400
17,830		DuPont Fabros Technology, Inc.	320,762
27,710		Entertainment Properties Trust	977,332
12,890		Gladstone Commercial Corp.	172,855
41,500		Investors Real Estate Trust	373,500
46,535		Lexington Realty Trust	282,933
27,730		Mission West Properties	199,379
10,790		PS Business Parks, Inc.	540,040
37,240		Washington Real Estate Investment Trust	1,025,962
17,050		Winthrop Realty Trust	185,163

			5,036,637

Forest Products & Paper: 0.1%
28,410		Potlatch Corp.	905,711

			905,711

Health Care: 0.6%
14,850		Care Investment Trust, Inc.	115,533
39,350		Cogdell Spencer, Inc.	222,721
34,930		Healthcare Realty Trust, Inc.	749,598
15,620		LTC Properties, Inc.	417,835
54,280		Medical Properties Trust, Inc.	542,800
17,510		National Health Investors, Inc.	647,695

Shares			Value
Health Care: (continued)
56,180		Omega Healthcare Investors, Inc.	$1,092,701
9,340		Universal Health Realty Income Trust	299,160

			4,088,043

Hotels: 0.4%
71,510	@	Ashford Hospitality Trust, Inc.	331,806
66,490		DiamondRock Hospitality Co.	563,170
53,620	@	FelCor Lodging Trust, Inc.	193,032
41,300		LaSalle Hotel Properties	876,799
109,620	@, L	Strategic Hotel Capital, Inc.	203,893
37,614		Sunstone Hotel Investors, Inc.	334,012

			2,502,712

Manufactured Homes: 0.2%
17,830		Equity Lifestyle Properties, Inc.	899,880
14,140		Sun Communities, Inc.	279,265
3,350		UMH Properties, Inc.	28,408

			1,207,553

Mortgage: 1.0%
9,280		American Capital Agency Corp.	246,291
67,880		Anworth Mortgage Asset Corp.	475,160
6,600	@	Apollo Commercial Real Estate Finance, Inc.	118,734
42,740		Capstead Mortgage Corp.	583,401
8,800		Colony Financial, Inc.	179,256
8,400	@	CreXus Investment Corp.	117,264
9,750		Cypress Sharpridge Investments, Inc.	131,723
7,550		Dynex Capital, Inc.	65,912
71,845	@	Gramercy Capital Corp.	186,079
24,640		Hatteras Financial Corp.	688,934
6,050		Invesco Mortgage Capital, Inc.	137,698
63,810	@, L	iStar Financial, Inc.	163,354
187,520		MFA Mortgage Investments, Inc.	1,378,272
45,888	L	Northstar Realty Finance Corp.	157,396
10,100	@, L	Pennymac Mortgage Investment Trust	173,518
14,950	@, L	RAIT Investment Trust	19,585
50,780		Redwood Trust, Inc.	734,279
6,350		Resource Capital Corp.	31,242
26,450		Starwood Property Trust, Inc.	499,641
11,940		Walter Investment Management Corp.	171,100

			6,258,839

Office Property: 0.7%
58,790		BioMed Realty Trust, Inc.	927,706
38,170		Franklin Street Properties Corp.	557,664
8,300		Government Properties Income Trust	190,734
47,400		Highwoods Properties, Inc.	1,580,790
24,430		Kilroy Realty Corp.	749,268
8,490		Parkway Properties, Inc.	176,762

			4,182,924

Regional Malls: 0.2%
94,570		CBL & Associates Properties, Inc.	914,492
36,420		Glimcher Realty Trust	98,334
27,080		Pennsylvania Real Estate Investment Trust	229,097

			1,241,923

Shopping Centers: 0.5%
23,696		Acadia Realty Trust	399,752
30,970		Cedar Shopping Centers, Inc.	210,596
81,690		Developers Diversified Realty Corp.	756,449
22,970	L	Equity One, Inc.	371,425
39,000		Inland Real Estate Corp.	317,850

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Shopping Centers: (continued)
18,190		Ramco-Gershenson Properties	$173,533
5,770	L	Saul Centers, Inc.	189,025
23,100		Tanger Factory Outlet Centers, Inc.	900,669
6,740		Urstadt Biddle Properties, Inc.	102,920

			3,422,219

Single Tenant: 0.3%
1,750		Agree Realty Corp.	40,758
1,450	@	Alexander's, Inc.	441,409
13,020		Getty Realty Corp.	306,361
56,020		National Retail Properties, Inc.	1,188,744

			1,977,272

Storage: 0.2%
50,650		Extra Space Storage, Inc.	585,008
15,040		Sovran Self Storage, Inc.	537,379
46,450		U-Store-It Trust	340,014

			1,462,401

Warehouse/Industrial: 0.2%
125,690		DCT Industrial Trust, Inc.	630,964
15,720		EastGroup Properties, Inc.	601,762
35,210		First Industrial Realty Trust, Inc.	184,148
11,270		First Potomac Realty Trust	141,664

			1,558,538

		Total Real Estate Investment Trusts
		( Cost $ 37,365,302 )	37,693,851

MUTUAL FUNDS: 0.0%
Closed-End Funds: 0.0%
3,970		Kayne Anderson Energy Development Co.	57,764

		Total Mutual Funds
		( Cost $ 51,859 )	57,764

RIGHTS: 0.0%
Building Materials: 0.0%
15,724	L	Builders FirstSource, Inc.	3,848

		Total Rights
		( Cost $—)	3,848

		Total Long-Term Investments
		( Cost $ 583,529,093 )	612,052,763

SHORT-TERM INVESTMENTS: 12.0%
Money Market: 6.1%
39,751,000	S	ING Institutional Prime Money Market Fund—Class I	39,751,000

		Total Money Market
		( Cost $ 39,751,000 )	39,751,000

Principal Amount				Value
Securities Lending Collateralcc: 5.9%
$38,593,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$38,593,000
502,326	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		401,860

		Total Securities Lending Collateral
		( Cost $ 39,095,326 )		38,994,860

		Total Short-Term Investments
		( Cost $ 78,846,326 )		78,745,860

		Total Investments in Securities ( Cost $ 662,375,419 ) *	105.7%	$690,798,623
		Other Assets and Liabilities—Net	(5.7)	(37,508,764)

		Net Assets	100.0%	$653,289,859

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.
I	Illiquid Security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
*	Cost for federal income tax purposes is $664,754,766.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$65,545,569
Gross Unrealized Depreciation	(39,501,712)

Net Unrealized Appreciation	$26,043,857

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Advertising	$899,007	$—	$—	$899,007
Aerospace/Defense	8,269,785	—	—	8,269,785
Agriculture	2,276,212	—	—	2,276,212
Airlines	5,503,486	—	—	5,503,486
Apparel	10,719,648	—	—	10,719,648
Auto Manufacturers	255,082	—	—	255,082
Auto Parts & Equipment	5,491,631	—	—	5,491,631
Banks	33,583,694	—	—	33,583,694
Beverages	1,160,573	—	—	1,160,573
Biotechnology	16,667,989	—	—	16,667,989
Building Materials	4,391,812	—	—	4,391,812
Chemicals	12,280,841	—	—	12,280,841
Coal	1,630,249	—	—	1,630,249
Commercial Services	37,018,084	—	—	37,018,084
Computers	15,209,120	—	—	15,209,120
Cosmetics/Personal Care	2,292,189	—	—	2,292,189
Distribution/Wholesale	7,324,438	—	—	7,324,438
Diversified Financial Services	13,051,134	—	—	13,051,134
Electric	11,023,631	—	—	11,023,631
Electrical Components & Equipment	7,248,154	—	—	7,248,154
Electronics	15,032,453	—	—	15,032,453
Energy - Alternate Sources	1,278,979	—	—	1,278,979
Engineering & Construction	4,952,175	—	—	4,952,175
Entertainment	4,643,962	—	—	4,643,962
Environmental Control	5,090,163	—	—	5,090,163
Food	11,732,127	—	—	11,732,127
Forest Products & Paper	4,584,043	—	—	4,584,043
Gas	8,243,222	—	—	8,243,222
Hand/Machine Tools	2,599,016	—	—	2,599,016
Healthcare - Products	25,316,568	—	—	25,316,568
Healthcare - Services	14,735,047	—	—	14,735,047
Holding Companies - Diversified	272,541	—	—	272,541
Home Builders	2,411,887	—	—	2,411,887
Home Furnishings	3,796,581	—	—	3,796,581
Household Products/Wares	5,127,482	—	—	5,127,482
Insurance	21,175,538	—	—	21,175,538
Internet	19,559,930	—	—	19,559,930
Investment Companies	4,789,793	704	—	4,790,497
Iron/Steel	161,226	—	—	161,226
Leisure Time	3,546,110	—	—	3,546,110
Lodging	1,286,565	—	—	1,286,565
Machinery - Construction & Mining	350,489	—	—	350,489
Machinery - Diversified	8,149,152	—	—	8,149,152
Media	3,297,377	—	—	3,297,377

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Metal Fabricate/Hardware	5,422,854	—	—	5,422,854
Mining	5,155,500	—	—	5,155,500
Miscellaneous Manufacturing	12,476,267	—	—	12,476,267
Office Furnishings	2,129,507	—	—	2,129,507
Oil & Gas	15,230,081	—	—	15,230,081
Oil & Gas Services	8,496,808	—	—	8,496,808
Packaging & Containers	3,010,137	—	—	3,010,137
Pharmaceuticals	17,132,074	—	—	17,132,074
Pipelines	203,401	—	—	203,401
Real Estate	1,148,801	—	—	1,148,801
Retail	37,384,694	—	—	37,384,694
Savings & Loans	6,410,286	—	—	6,410,286
Semiconductors	20,313,062	—	—	20,313,062
Shipbuilding	29,330	—	—	29,330
Software	29,252,529	—	—	29,252,529
Storage/Warehousing	255,452	—	—	255,452
Telecommunications	26,561,097	—	—	26,561,097
Textiles	805,045	—	—	805,045
Toys/Games/Hobbies	419,424	—	—	419,424
Transportation	10,835,417	—	—	10,835,417
Trucking & Leasing	1,099,119	—	—	1,099,119
Water	2,096,526	—	—	2,096,526

Total Common Stock	574,296,596	704	—	574,297,300

Real Estate Investment Trusts	37,693,851	—	—	37,693,851
Mutual Funds	57,764	—	—	57,764
Rights	3,848	—	—	3,848
Short-Term Investments	78,344,000	—	401,860	78,745,860

Total Investments, at value	$690,396,059	$704	$401,860	$690,798,623

Other Financial Instruments+:
Futures	1,602,162	—	—	1,602,162

Total Assets	$691,998,221	$704	$401,860	$692,400,785

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Short-Term Investments	—	—	—	—	—	—	—	—	401,860	—	401,860

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$401,860	$—	$401,860

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

ING RUSSELL™ SMALL CAP INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING RussellTM Small Cap Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
Russell 2000 Mini Index	672	03/19/10	$41,926,080	$1,602,162

			$41,926,080	$1,602,162

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$1,602,162

Total Asset Derivatives		$1,602,162

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$2,111,308

Total	$2,111,308

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$1,242,785

Total	$1,242,785

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Principal Amount			Value

CORPORATE BONDS/NOTES: 24.5%
Aerospace/Defense: 0.2%
$5,515,000	#	BAE Systems Holdings, Inc., 6.375%, due 06/01/19	$5,942,881

			5,942,881

Agriculture: 0.4%
7,535,000		Altria Group, Inc., 9.950%, due 11/10/38	9,849,865
5,850,000		Lorillard Tobacco Co., 8.125%, due 06/23/19	6,442,184

			16,292,049

Airlines: 0.3%
7,460,000		Continental Airlines, Inc., 7.250%, due 11/10/19	7,590,550
1,492,475		Delta Airlines, Inc., 6.821%, due 08/10/22	1,425,314
1,519,166		Southwest Airlines Co. 2007-1 Pass-through Trust, 6.150%, due 08/01/22	1,519,166

			10,535,030

Auto Manufacturers: 0.1%
3,755,000		Daimler Finance NA, LLC, 6.500%, due 11/15/13	4,119,892

			4,119,892

Banks: 8.0%
8,455,000	#	Abbey National Treasury Services PLC/London, 3.875%, due 11/10/14	8,494,392
210,000		Bank of America Corp., 5.375%, due 06/15/14	217,718
14,320,000	S	Bank of America Corp., 5.650%, due 05/01/18	14,567,550
13,975,000		Bank of America Corp., 6.500%, due 08/01/16	15,047,777
6,205,000		Barclays Bank PLC, 6.750%, due 05/22/19	6,933,479
8,095,000		Citigroup, Inc., 2.125%, due 04/30/12	8,186,295
2,580,000		Citigroup, Inc., 5.000%, due 09/15/14	2,489,741
22,000,000	S	Citigroup, Inc., 5.500%, due 04/11/13	22,825,814
9,185,000		Citigroup, Inc., 5.875%, due 05/29/37	8,119,375
4,730,000		Citigroup, Inc., 8.125%, due 07/15/39	5,354,611
6,690,000		Credit Suisse/New York NY, 5.300%, due 08/13/19	6,883,348
2,500,000		Deutsche Bank AG/London, 5.375%, due 10/12/12	2,700,633
34,425,000		Goldman Sachs Group, Inc., 3.250%, due 06/15/12	35,786,302
22,950,000		Goldman Sachs Group, Inc., 4.750%, due 07/15/13	24,030,578
4,050,000	S	Goldman Sachs Group, Inc., 6.150%, due 04/01/18	4,342,560
275,000		Goldman Sachs Group, Inc., 6.450%, due 05/01/36	271,708

Principal Amount			Value

Banks: (continued)
$4,000,000		Goldman Sachs Group, Inc., 6.750%, due 10/01/37	$4,124,596
4,650,000		HSBC Holdings PLC, 6.500%, due 09/15/37	4,874,204
1,815,000		JPMorgan Chase & Co., 2.125%, due 12/26/12	1,824,311
14,585,000		JPMorgan Chase & Co., 3.125%, due 12/01/11	15,102,213
14,240,000		JPMorgan Chase & Co., 3.700%, due 01/20/15	14,298,427
22,950,000		JPMorgan Chase & Co., 5.375%, due 10/01/12	24,850,788
28,615,000		KFW, 3.250%, due 02/15/11	29,653,295
9,650,000		Morgan Stanley, 5.375%, due 10/15/15	9,983,243
12,000,000		Morgan Stanley, 6.625%, due 04/01/18	12,994,752
7,890,000		US Bancorp., 2.875%, due 11/20/14	7,702,810
8,700,000		Wachovia Corp., 5.700%, due 08/01/13	9,364,784

			301,025,304

Beverages: 0.7%
12,440,000	#	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 01/15/20	12,716,529
6,050,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.200%, due 01/15/14	6,867,742
6,685,000		Diageo Finance BV, 3.250%, due 01/15/15	6,648,159

			26,232,430

Chemicals: 0.5%
9,355,000		Dow Chemical Co., 8.550%, due 05/15/19	11,180,563
7,315,000		EI Du Pont de Nemours & Co., 4.625%, due 01/15/20	7,175,576

			18,356,139

Commercial Services: 0.2%
7,315,000	#	Erac USA Finance Co., 7.000%, due 10/15/37	7,181,552

			7,181,552

Computers: 0.0%
800,000		Hewlett-Packard Co., 4.500%, due 03/01/13	848,755

			848,755

Diversified Financial Services: 1.9%
8,425,000		American Express Co., 7.000%, due 03/19/18	9,292,868
5,375,000		Caterpillar Financial Services Corp., 1.900%, due 12/17/12	5,357,854
5,050,000		ConocoPhillips Canada Funding Co. I, 5.625%, due 10/15/16	5,486,007
5,500,000		Credit Suisse First Boston USA, Inc., 5.125%, due 01/15/14	5,876,926
12,100,000		General Electric Capital Corp., 5.250%, due 10/19/12	12,885,447
17,615,000		General Electric Capital Corp., 6.750%, due 03/15/32	18,011,514

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value
Diversified Financial Services: (continued)
$1,475,000		HSBC Finance Corp., 5.000%, due 06/30/15	$1,525,500
5,175,000		International Lease Finance Corp., 5.625%, due 09/20/13	4,062,520
600,000		JPMorgan Chase Capital XV, 5.875%, due 03/15/35	535,699
3,400,000		Merrill Lynch & Co., Inc., 5.450%, due 02/05/13	3,580,254
3,510,000		Merrill Lynch & Co., Inc., 6.220%, due 09/15/26	3,363,886

			69,978,475

Electric: 1.0%
5,670,000		Duke Energy Corp., 3.950%, due 09/15/14	5,750,327
9,260,000		Exelon Generation Co. LLC, 5.200%, due 10/01/19	9,281,687
6,225,000		FirstEnergy Solutions Corp., 6.800%, due 08/15/39	6,307,338
3,400,000		Midamerican Energy Holdings Co., 6.125%, due 04/01/36	3,493,718
4,855,000		Oncor Electric Delivery Co., 5.950%, due 09/01/13	5,213,085
3,690,000		Pacific Gas & Electric Co., 6.050%, due 03/01/34	3,864,906
2,160,000		PPL Energy Supply, LLC, 6.300%, due 07/15/13	2,327,838

			36,238,899

Electronics: 0.2%
6,455,000	#	Thermo Fisher Scientific, Inc., 2.150%, due 12/28/12	6,370,440

			6,370,440

Environmental Control: 0.1%
5,490,000		Waste Management, Inc., 6.125%, due 11/30/39	5,474,359

			5,474,359

Food: 0.4%
3,100,000		Kraft Foods, Inc., 6.500%, due 08/11/17	3,368,748
725,000		Kroger Co., 5.500%, due 02/01/13	774,813
10,010,000		Safeway, Inc., 6.250%, due 03/15/14	11,003,843

			15,147,404

Healthcare—Products: 0.4%
10,550,000	#	CareFusion Corp., 4.125%, due 08/01/12	10,882,821
3,430,000		St. Jude Medical, Inc., 3.750%, due 07/15/14	3,470,594

			14,353,415

Household Products/Wares: 0.0%
150,000		Clorox Co., 5.450%, due 10/15/12	161,379

			161,379

Principal Amount			Value
Insurance: 0.2%
$110,000		Genworth Financial, Inc., 6.515%, due 05/22/18	$100,818
75,000		Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	77,435
6,995,000		Metlife, Inc., 6.750%, due 06/01/16	7,843,584
1,275,000		Prudential Financial, Inc., 6.200%, due 01/15/15	1,373,222

			9,395,059

Iron/Steel: 0.1%
3,810,000		ArcelorMittal, 6.125%, due 06/01/18	3,937,730

			3,937,730

Machinery—Diversified: 0.1%
5,375,000		Roper Industries, Inc., 6.250%, due 09/01/19	5,605,856

			5,605,856

Media: 1.5%
13,605,000		Comcast Corp., 6.300%, due 11/15/17	14,910,100
5,825,000		Comcast Corp., 6.500%, due 11/15/35	6,058,909
3,900,000		COX Communications, Inc., 5.450%, due 12/15/14	4,182,805
9,250,000	S	News America, Inc., 6.150%, due 03/01/37	9,232,897
13,275,000		Time Warner Cable, Inc., 5.850%, due 05/01/17	13,968,446
4,030,000		Time Warner Cable, Inc., 6.550%, due 05/01/37	4,119,704
1,325,000		Time Warner, Inc., 5.875%, due 11/15/16	1,432,375
3,825,000		Time Warner, Inc., 6.500%, due 11/15/36	4,006,768

			57,912,004

Mining: 0.4%
255,000		Alcoa, Inc., 5.550%, due 02/01/17	253,915
5,595,000		Barrick Australian Finance Pty Ltd, 5.950%, due 10/15/39	5,479,239
4,310,000		Rio Tinto Finance USA Ltd., 6.500%, due 07/15/18	4,742,280
3,575,000		Vale Overseas Ltd., 6.875%, due 11/10/39	3,616,913

			14,092,347

Miscellaneous Manufacturing: 0.0%
895,000		Ingersoll-Rand Global Holding Co. Ltd., 6.000%, due 08/15/13	967,176

			967,176

Multi-National: 1.0%
22,325,000		European Investment Bank, 1.750%, due 09/14/12	22,259,990
9,255,000	L	European Investment Bank, 2.375%, due 03/14/14	9,111,899
5,800,000		European Investment Bank, 2.625%, due 05/16/11	5,924,520

			37,296,409

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Office/Business Equipment: 0.3%
$11,325,000		Xerox Corp., 5.500%, due 05/15/12	$11,975,168

			11,975,168

Oil & Gas: 1.3%
11,260,000		Anadarko Petroleum Corp., 5.950%, due 09/15/16	12,196,798
3,750,000		Devon Energy Corp., 5.625%, due 01/15/14	4,054,766
1,550,000		Marathon Oil Corp., 6.000%, due 10/01/17	1,642,134
3,715,000		Nexen, Inc., 6.400%, due 05/15/37	3,755,018
10,055,000		Petrobras International Finance Co., 5.750%, due 01/20/20	10,279,096
2,950,000		Suncor Energy, Inc., 6.500%, due 06/15/38	3,109,922
13,095,000		Valero Energy Corp., 6.625%, due 06/15/37	12,324,791
2,091,000		XTO Energy, Inc., 6.100%, due 04/01/36	2,265,479

			49,628,004

Oil & Gas Services: 0.1%
4,450,000		Weatherford International Ltd., 6.500%, due 08/01/36	4,262,931
965,000		Weatherford International Ltd., 7.000%, due 03/15/38	981,011

			5,243,942

Pharmaceuticals: 0.8%
6,725,000		AmerisourceBergen Corp., 4.875%, due 11/15/19	6,652,121
14,825,000		Express Scripts, Inc., 5.250%, due 06/15/12	15,762,103
6,900,000	#	Mead Johnson Nutrition Co., 4.900%, due 11/01/19	6,854,474

			29,268,698

Pipelines: 0.4%
3,700,000		Enterprise Products Operating L.P., 6.300%, due 09/15/17	3,989,236
2,825,000		Kinder Morgan Energy Partners LP, 6.950%, due 01/15/38	3,020,380
3,481,000	#	NGPL PipeCo, LLC, 6.514%, due 12/15/12	3,785,991
2,625,000		ONEOK Partners L.P., 6.850%, due 10/15/37	2,753,919

			13,549,526

Real Estate: 0.6%
4,050,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	4,114,517
7,100,000		Simon Property Group LP, 5.250%, due 12/01/16	6,914,775
11,775,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 7.500%, due 06/02/14	13,262,913

			24,292,205

Retail: 0.2%
1,940,000		CVS Caremark Corp., 6.250%, due 06/01/27	1,978,113

Principal Amount			Value

Retail: (continued)
$3,225,000	S	Home Depot, Inc., 5.875%, due 12/16/36	$3,123,261
3,050,000		Target Corp., 6.500%, due 10/15/37	3,355,686

			8,457,060

Telecommunications: 3.0%
11,825,000		AT&T, Inc., 6.500%, due 09/01/37	12,296,593
1,080,000		British Telecommunications PLC, 9.625%, due 12/15/30	1,379,674
6,000,000		Cellco Partnership / Verizon Wireless Capital, LLC, 5.550%, due 02/01/14	6,517,620
8,935,000		Cisco Systems, Inc., 4.450%, due 01/15/20	8,782,614
7,095,000		Deutsche Telekom International Finance BV, 5.750%, due 03/23/16	7,543,702
1,710,000		Embarq Corp., 7.082%, due 06/01/16	1,891,281
11,075,000		France Telecom S.A., 4.375%, due 07/08/14	11,584,760
11,030,000		New Cingular Wireless Services, Inc., 7.875%, due 03/01/11	11,853,897
10,000,000		New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	11,305,400
4,600,000		Qwest Corp., 8.875%, due 03/15/12	4,968,000
2,220,000		Rogers Cable, Inc., 5.500%, due 03/15/14	2,381,021
2,685,000		Telecom Italia Capital S.A., 5.250%, due 10/01/15	2,810,765
2,425,000		Telefonica Europe BV, 8.250%, due 09/15/30	3,027,516
14,975,000		Verizon Communications, Inc., 6.350%, due 04/01/19	16,550,115
5,725,000		Verizon Communications, Inc., 7.750%, due 12/01/30	6,744,296
3,825,000		Vodafone Group PLC, 5.625%, due 02/27/17	4,068,775

			113,706,029

Transportation: 0.1%
1,800,000		FedEx Corp., 7.375%, due 01/15/14	2,044,168

			2,044,168

		Total Corporate Bonds/Notes (Cost $ 903,350,978)	925,629,784

U.S. GOVERNMENT AGENCY OBLIGATIONS: 42.1%
Federal Home Loan Bank: 0.6%
5,425,000		2.000%, due 07/27/12	5,436,176
8,435,000		4.500%, due 11/15/12	9,056,187
3,890,000		4.625%, due 06/12/20	3,900,487
4,710,000		5.375%, due 05/18/16	5,213,881
95,000		5.625%, due 06/11/21	103,636

			23,710,367

Federal Home Loan Mortgage Corporation##: 10.1%
40,420,000		2.125%, due 03/23/12-09/21/12	41,041,908
14,370,000		2.500%, due 01/07/14	14,399,904
4,555,000		3.750%, due 03/27/19	4,474,445
39,342,376		4.500%, due 04/01/23-12/01/39	39,302,500
425,619		4.978%, due 08/01/38	447,788
21,760,000	W	5.000%, due 01/15/39	22,314,205

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

Federal Home Loan Mortgage Corporation##: (continued)
$71,107,600		5.000%, due 03/01/34-03/01/38	$73,069,183
290,000		5.400%, due 03/17/21	308,719
17,720,000	W	5.500%, due 01/15/39	18,564,464
82,405,601		5.500%, due 09/01/34-03/01/38	86,600,666
370,000		5.550%, due 10/04/16	390,864
1,616,167		5.700%, due 05/01/37	1,712,960
46,119,331		6.000%, due 04/01/36-12/01/39	48,965,742
17,341,852		6.500%, due 06/01/36-01/01/39	18,582,313
7,545,000		6.750%, due 03/15/31	9,216,248

			379,391,909

Federal National Mortgage Association##: 28.7%
11,520,000		1.750%, due 08/10/12	11,524,977
6,450,000		2.000%, due 09/28/12	6,449,063
5,255,000		2.625%, due 11/20/14	5,220,180
18,750,000		2.750%, due 03/13/14	18,927,881
3,395,000		3.000%, due 07/28/14	3,386,520
4,720,000		3.250%, due 04/09/13	4,902,390
945,000		3.300%, due 07/30/14	949,823
18,075,000	W	4.000%, due 01/25/24	18,185,149
16,045,852		4.000%, due 11/01/20-01/01/25	16,168,991
8,900,000		4.375%, due 10/15/15	9,480,307
151,975,000	W	4.500%, due 02/15/10-01/25/39	152,104,829
123,154,779		4.500%, due 05/01/19-12/01/39	124,403,108
338,790		4.605%, due 12/01/35	352,094
3,110,000		4.625%, due 10/15/13	3,372,994
155,000		4.750%, due 04/19/10	156,988
42,820,000	W	5.000%, due 01/25/24-01/13/40	44,108,507
145,629,010		5.000%, due 03/15/16-08/01/38	150,413,198
3,680,000		5.125%, due 08/19/24	3,657,791
13,860,000		5.250%, due 09/15/16	15,334,870
13,780,000		5.375%, due 06/12/17	15,302,373
92,820,000	W	5.500%, due 01/25/24-01/25/39	97,850,356
144,299,185		5.500%, due 04/01/11-09/01/38	151,604,968
2,446,313		5.804%, due 06/01/37	2,596,243
43,600,000	W	6.000%, due 01/15/33-01/15/39	46,205,442
98,894,771		6.000%, due 06/01/11-01/01/39	105,017,602
14,380,000	W	6.500%, due 01/15/32	15,402,332
33,338,177		6.500%, due 04/01/30-03/01/39	35,750,605
1,820,000		6.625%, due 11/15/30	2,193,932
18,204,125		7.000%, due 10/01/34-03/01/39	19,976,280
380,000		7.125%, due 01/15/30	480,567

			1,081,480,360

Government National Mortgage Association: 2.7%
9,635,000	W	5.000%, due 01/15/39	9,909,000
17,535,058		5.000%, due 10/15/37-09/15/39	18,062,195
23,895,000	W	5.500%, due 01/15/39	25,033,740
22,132,416		5.500%, due 09/15/33-11/15/39	23,223,032
7,510,000	W	6.000%, due 01/15/39	7,935,960
16,163,321		6.000%, due 10/15/36-12/15/38	17,103,729
111,959		7.000%, due 12/15/37	122,077

			101,389,733

Principal Amount		Value

Other U.S. Agency Obligations: 0.0%
$75,000	Federal Farm Credit Bank, 5.125%, due 08/25/16	$81,094
10,000	Tennessee Valley Authority, 6.150%, due 01/15/38	11,114

		92,208

	Total U.S. Government Agency Obligations (Cost $ 1,588,455,910)	1,586,064,577

U.S. TREASURY OBLIGATIONS: 26.8%
U.S. Treasury Notes: 26.8%
50,690,000	1.125%, due 01/15/12	50,658,369
54,595,000	1.375%, due 05/15/12-09/15/12	54,584,458
35,770,000	1.500%, due 12/31/13	34,839,443
40,185,000	1.750%, due 11/15/11	40,704,592
32,225,000	1.875%, due 04/30/14	31,572,959
27,330,000	2.375%, due 03/31/16	26,155,685
170,000	2.625%, due 02/29/16	165,431
26,125,000	3.125%, due 08/31/13	27,155,736
34,705,000	3.500%, due 05/31/13-02/15/39	33,114,890
81,315,000	3.875%, due 09/15/10	83,312,991
38,840,000	4.000%, due 02/15/14-08/15/18	40,012,722
46,550,000	4.125%, due 05/15/15	49,648,508
103,425,000	4.250%, due 11/15/13-05/15/39	109,339,384
36,090,000	4.375%, due 02/15/38	34,657,696
47,680,000	4.500%, due 11/15/15-02/15/36	49,562,344
3,465,000	4.625%, due 08/31/11	3,675,339
116,040,000	4.750%, due 01/31/12-05/31/12	124,853,364
60,930,000	4.875%, due 04/30/11	64,195,482
34,380,000	5.125%, due 05/15/16	38,355,222
4,165,000	5.375%, due 02/15/31	4,603,629
30,560,000	6.000%, due 02/15/26	35,759,998
2,180,000	6.125%, due 08/15/29	2,618,045
27,870,000	6.875%, due 08/15/25	35,381,857
16,785,000	7.125%, due 02/15/23	21,532,016
4,025,000	8.125%, due 08/15/19	5,418,656
3,770,000	8.125%, due 08/15/21	5,171,969
3,295,000	8.875%, due 08/15/17	4,492,528

	Total U.S. Treasury Obligations (Cost $ 1,030,034,029)	1,011,543,313

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.1%
1,000,000	Banc of America Commercial Mortgage, Inc., 5.414%, due 09/10/47	941,188
1,100,000	Banc of America Commercial Mortgage, Inc., 5.449%, due 01/15/49	1,078,637
2,240,000	Banc of America Commercial Mortgage, Inc., 5.634%, due 07/10/46	2,103,027
10,000,000	Banc of America Commercial Mortgage, Inc., 5.634%, due 04/10/49	9,990,522
450,000	Banc of America Commercial Mortgage, Inc., 5.658%, due 06/10/49	377,265
9,570,000	Banc of America Commercial Mortgage, Inc., 5.889%, due 07/10/44	8,730,057
5,470,000	Bear Stearns Commercial Mortgage Securities, 5.331%, due 02/11/44	4,733,108

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$4,100,000		Bear Stearns Commercial Mortgage Securities, 5.694%, due 06/11/50	$3,599,680
7,700,000		Citigroup Commercial Mortgage Trust, 5.700%, due 12/10/49	6,887,049
3,250,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, due 11/15/44	2,917,210
2,500,000		Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46	2,139,566
2,825,000		Continental Airlines, Inc., 5.983%, due 04/19/22	2,726,125
240,357		Credit Suisse Mortgage Capital Certificates, 5.250%, due 03/15/39	245,378
2,000,000		Credit Suisse Mortgage Capital Certificates, 5.311%, due 12/15/39	1,673,288
1,650,000		Credit Suisse Mortgage Capital Certificates, 5.448%, due 01/15/49	1,685,794
12,875,000		Credit Suisse Mortgage Capital Certificates, 5.467%, due 09/15/39	11,058,530
1,750,000	S	Credit Suisse Mortgage Capital Certificates, 5.723%, due 06/15/39	1,404,371
1,400,000		Credit Suisse Mortgage Capital Certificates, 5.809%, due 09/15/39	1,132,927
3,170,000		CW Capital Cobalt Ltd., 5.820%, due 05/15/46	2,603,289
3,000,000		GE Capital Commercial Mortgage Corp., 5.334%, due 11/10/45	2,934,835
3,000,000		Greenwich Capital Commercial Funding Corp., 5.381%, due 03/10/39	3,041,519
1,755,000		Greenwich Capital Commercial Funding Corp., 5.918%, due 07/10/38	1,604,125
4,000,000		GS Mortgage Securities Corp. II, 5.805%, due 08/10/45	3,444,642
500,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.871%, due 10/15/42	502,653
1,155,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.038%, due 03/15/46	1,116,327
484,687		JPMorgan Chase Commercial Mortgage Securities Corp., 5.284%, due 05/15/47	490,145
3,655,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47	3,178,237
5,878,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.429%, due 12/12/43	5,563,922
500,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.434%, due 01/15/49	468,070
2,775,000	S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47	2,423,895
610,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.688%, due 02/12/51	593,979
4,750,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.746%, due 02/12/49	4,167,723

Principal Amount			Value

COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
$500,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.827%, due 02/15/51	$513,119
2,000,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.875%, due 04/15/45	1,931,268
1,255,000		JPMorgan Chase Commercial Mortgage Securities Corp., 6.125%, due 02/12/51	1,210,436
4,130,000		LB-UBS Commercial Mortgage Trust, 5.858%, due 07/15/40	3,497,919
156,135		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.773%, due 06/12/46	158,503
410,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.957%, due 08/12/49	354,904
1,000,000		Morgan Stanley Capital I, 5.569%, due 12/15/44	820,222
1,460,000		Morgan Stanley Capital I, 5.632%, due 04/12/49	1,289,733
10,000,000	S	Morgan Stanley Capital I, 5.809%, due 12/12/49	8,545,787
159,217		Salomon Brothers Mortgage Securities VII, Inc., 4.467%, due 03/18/36	163,111
1,250,000		Wachovia Bank Commercial Mortgage Trust, 5.418%, due 01/15/45	1,199,627
1,500,000		Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47	1,207,550

		Total Collateralized Mortgage Obligations (Cost $ 109,339,561)	116,449,262

MUNICIPAL BONDS: 0.1%
California: 0.1%
2,605,000		State of California, 7.550%, due 04/01/39	2,559,360

		Total Municipal Bonds (Cost $ 2,768,774)	2,559,360

OTHER BONDS: 0.3%
Foreign Government Bonds: 0.3%
7,650,000		Mexico Government International Bond, 6.375%, due 01/16/13	8,491,500
1,850,000		Republic of Italy, 3.500%, due 07/15/11	1,910,352

		Total Other Bonds (Cost $ 10,125,236)	10,401,852

		Total Long-Term Investments (Cost $ 3,644,074,488)	3,652,648,148

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO FUND	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares				Value

SHORT-TERM INVESTMENTS: 16.3%
Affiliated Mutual Fund: 13.4%
507,165,361		ING Institutional Prime Money Market Fund - Class I		$504,578,314

		Total Mutual Fund (Cost $504,578,314)		504,578,314

Principal Amount				Value

U.S. Government Agency Obligations: 2.7%
$100,000,000	Z	Freddie Mac, 0.090%, due 04/01/10		$99,978,200

		Total U.S. Government Agency Obligations (Cost $ 99,970,000)		99,978,200

Securities Lending Collateralcc: 0.2%
8,916,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		8,916,000

		Total Securities Lending Collateral (Cost $ 8,916,000)		8,916,000

		Total Short-Term Investments (Cost $ 613,464,314)		613,472,514

		Total Investments in Securities (Cost $4,257,538,802)*	113.2%	$4,266,120,662
		Other Assets and Liabilities - Net	(13.2)	(497,657,332)

		Net Assets	100.0%	$3,768,463,330

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is $4,260,455,828.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$38,945,124
Gross Unrealized Depreciation	(33,280,290)

Net Unrealized Appreciation	$5,664,834

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$925,629,784	$—	$925,629,784
U.S. Government Agency Obligations	—	1,586,064,577	—	1,586,064,577
U.S. Treasury Obligations	5,418,656	1,006,124,657	—	1,011,543,313
Collateralized Mortgage Obligations	—	116,449,262	—	116,449,262
Municipal Bonds	—	2,559,360	—	2,559,360
Other Bonds	—	10,401,852	—	10,401,852
Short-Term Investments	513,494,314	99,978,200	—	613,472,514

Total Investments, at value	$518,912,970	$3,747,207,692	$—	$4,266,120,662

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING DOW JONES EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 98.2%
Auto Manufacturers: 2.2%
312,277		DaimlerChrysler AG	$16,632,997
14,451		Volkswagen AG	1,601,139

			18,234,136

Banks: 20.9%
1,312,958		Banco Bilbao Vizcaya Argentaria S.A.	23,928,670
2,868,716		Banco Santander Central Hispano S.A.	47,404,532
345,451		BNP Paribas	27,400,467
370,048		Credit Agricole S.A.	6,494,285
217,495		Deutsche Bank AG	15,379,062
3,372,338	@	Intesa Sanpaolo S.p.A.	15,175,584
259,163		Societe Generale	18,006,623
5,575,142	@	UniCredito Italiano S.p.A.	18,641,916

			172,431,139

Beverages: 1.5%
243,060		Anheuser-Busch InBev NV	12,582,513

			12,582,513

Building Materials: 1.8%
146,775	S	Cie de Saint-Gobain	7,961,995
246,875	S	CRH PLC	6,712,383

			14,674,378

Chemicals: 6.6%
92,407		Air Liquide	10,989,759
321,980		BASF AG	19,927,547
289,690		Bayer AG	23,182,002

			54,099,308

Cosmetics/Personal Care: 1.1%
83,506		L'Oreal S.A.	9,326,429

			9,326,429

Diversified Financial Services: 0.7%
68,311		Deutsche Boerse AG	5,656,803

			5,656,803

Electric: 10.9%
700,976		E.ON AG	29,422,789
2,232,502		Enel S.p.A.	12,924,809
466,928		Gaz de France	20,227,784
1,370,394		Iberdrola S.A.	13,132,145
144,851		RWE AG	14,056,669

			89,764,196

Electrical Components & Equipment: 1.3%
92,301		Schneider Electric S.A.	10,732,073

			10,732,073

Electronics: 1.2%
340,647		Koninklijke Philips Electronics NV	10,069,288

			10,069,288

Engineering & Construction: 1.2%
180,798		Vinci S.A.	10,173,689

			10,173,689

Shares			Value

Food: 5.0%
213,476		Carrefour S.A.	$10,239,750
214,637		Groupe Danone	13,157,634
543,986		Unilever NV	17,704,986

			41,102,370

Holding Companies—Diversified: 1.2%
90,244		LVMH Moet Hennessy Louis Vuitton S.A.	10,118,847

			10,118,847

Insurance: 9.0%
541,931	@	Aegon NV	3,470,308
158,464		Allianz AG	19,643,182
468,046		Assicurazioni Generali S.p.A.	12,609,302
633,627		AXA S.A.	14,876,906
1,352,848	@, **	ING Groep NV	13,028,438
69,153		Muenchener Rueckversicherungs AG	10,771,243

			74,399,379

Iron/Steel: 1.8%
323,600		ArcelorMittal	14,790,536

			14,790,536

Machinery—Diversified: 0.6%
70,879		Alstom	4,956,979

			4,956,979

Media: 1.6%
428,725	Vivendi		12,724,430

			12,724,430

Miscellaneous Manufacturing: 3.2%
286,085		Siemens AG	26,254,251

			26,254,251

Oil & Gas: 9.5%
853,662		ENI S.p.A.	21,739,165
277,139		Repsol YPF S.A.	7,436,907
767,756		Total S.A.	49,312,879

			78,488,951

Pharmaceuticals: 3.6%
373,175		Sanofi-Aventis	29,347,514

			29,347,514

Software: 1.8%
311,702		SAP AG	14,859,799

			14,859,799

Telecommunications: 11.5%
1,043,657		Deutsche Telekom AG	15,310,240
681,144		France Telecom S.A.	17,020,596
1,311,902		Nokia OYJ	16,962,866
3,581,215	S	Telecom Italia S.p.A.	5,586,499
1,440,137		Telefonica S.A.	40,308,020

			95,188,221

See Accompanying Notes to Financial Statements

ING DOW JONES EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

	Total Investments in Securities (Cost $762,769,650)*	98.2%	$809,975,229
	Other Assets and Liabilities - Net	1.8	14,827,941

	Net Assets	100.0%	$824,803,170

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
**	Investment in affiliate
*	Cost for federal income tax purposes is $762,778,149.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$57,028,728
Gross Unrealized Depreciation	(9,831,648)

Net Unrealized Appreciation	$47,197,080

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$—	$809,975,229	$—	$809,975,229

Total Investments, at value	$—	$809,975,229	$—	$809,975,229

Other Financial Instruments+:
Futures	388,938	—	—	388,938

Total Assets	$388,938	$809,975,229	$—	$810,364,167

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

ING Dow Jones Euro STOXX 50® Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
Dow Jones Euro STOXX 50	334	03/19/10	$14,230,084	$388,938

			$14,230,084	$388,938

See Accompanying Notes to Financial Statements

ING DOW JONES EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$388,938

Total Asset Derivatives		$388,938

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$234,372

Total	$234,372

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$388,938

Total	$388,938

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 95.5%
Aerospace/Defense: 1.7%
953,887		BAE Systems PLC	$5,520,784
306,759		Cobham PLC	1,239,090
500,970	@	Rolls-Royce Group PLC	3,901,259
31,312,920	@	Rolls-Royce Group PLC—C Shares Entitlement	50,577

			10,711,710

Agriculture: 4.2%
540,107		British American Tobacco PLC	17,533,640
275,036		Imperial Tobacco Group PLC	8,676,643

			26,210,283

Airlines: 0.1%
311,090	@	British Airways PLC	935,645

			935,645

Apparel: 0.2%
117,027		Burberry Group PLC	1,123,998

			1,123,998

Banks: 13.9%
3,078,938		Barclays PLC	13,567,190
4,703,363		HSBC Holdings PLC	53,657,477
3,903,071		Lloyds TSB Group PLC	3,140,323
4,600,643	@	Royal Bank of Scotland Group PLC	2,135,659
543,916		Standard Chartered PLC	13,731,623

			86,232,272

Beverages: 3.4%
681,368		Diageo PLC	11,887,209
318,434		SABMiller PLC	9,360,059

			21,247,268

Chemicals: 0.2%
58,075		Johnson Matthey PLC	1,432,616

			1,432,616

Commercial Services: 1.7%
69,698		Aggreko PLC	1,040,493
88,767		Bunzl PLC	964,925
168,378		Capita Group PLC	2,035,939
276,015		Experian Group Ltd.	2,726,390
380,946		Group 4 Securicor PLC	1,596,761
42,498		Intertek Group PLC	858,972
132,280		Serco Group PLC	1,128,123

			10,351,603

Distribution/Wholesale: 0.2%
76,370	@	Wolseley PLC	1,528,685

			1,528,685

Diversified Financial Services: 0.5%
132,648		ICAP PLC	914,877
55,269		London Stock Exchange Group PLC	638,271
45,859		Schroders PLC	980,074
16,519		Schroders PLC—Non Voting	284,429

			2,817,651

Electric: 2.2%
410,846		International Power PLC	2,047,201
662,149		National Grid PLC	7,227,288
248,991		Scottish & Southern Energy PLC	4,660,544

			13,935,033

Shares			Value

Food: 6.1%
107,128		Associated British Foods PLC	$1,420,227
367,843		Cadbury PLC	4,729,570
499,733		J Sainsbury PLC	2,605,694
2,129,229		Tesco PLC	14,689,066
347,529		Unilever PLC	11,140,146
711,400		WM Morrison Supermarkets PLC	3,174,001

			37,758,704

Food Service: 0.6%
503,385		Compass Group PLC	3,602,468

			3,602,468

Gas: 1.0%
1,379,201		Centrica PLC	6,247,147

			6,247,147

Healthcare—Products: 0.4%
240,137		Smith & Nephew PLC	2,470,139

			2,470,139

Household Products/Wares: 1.7%
193,870		Reckitt Benckiser PLC	10,494,183

			10,494,183

Insurance: 3.4%
53,674		Admiral Group PLC	1,026,285
740,946		Aviva PLC	4,713,259
1,585,660		Legal & General Group PLC	2,039,906
1,438,738	@	Old Mutual PLC	2,519,509
682,718		Prudential PLC	6,988,468
911,547		Royal & Sun Alliance Insurance Group	1,770,932
598,662		Standard Life PLC	2,079,369

			21,137,728

Investment Companies: 0.5%
462,962		Man Group PLC	2,284,876
565,611	@	Resolution Ltd.	817,104

			3,101,980

Leisure Time: 0.6%
57,498	@	Carnival PLC	1,958,849
232,187		Thomas Cook Group PLC	857,739
151,225		TUI Travel PLC	619,768

			3,436,356

Lodging: 0.2%
77,405		Intercontinental Hotels Group PLC	1,112,154

			1,112,154

Media: 2.0%
355,637		British Sky Broadcasting PLC	3,212,397
217,639		Pearson PLC	3,120,496
327,974		Reed Elsevier PLC	2,692,512
340,452		WPP PLC	3,329,715

			12,355,120

Mining: 12.5%
358,700	@	Anglo American PLC	15,534,392
106,679		Antofagasta PLC	1,697,002
597,042		BHP Billiton PLC	19,033,660
104,510		Eurasian Natural Resources Corp.	1,530,811
58,203		Fresnillo PLC	739,291
57,919	@	Kazakhmys PLC	1,226,347
51,793	@	Lonmin PLC	1,627,722

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Mining: (continued)
24,611		Randgold Resources Ltd.	$1,959,794
413,161		Rio Tinto PLC	22,309,322
36,904		Vedanta Resources PLC	1,543,538
591,430	@	Xstrata PLC	10,548,772

			77,750,651

Miscellaneous Manufacturing: 0.4%
215,360		Invensys PLC	1,036,056
104,897		Smiths Group PLC	1,710,019

			2,746,075

Oil & Gas: 19.8%
911,448		BG Group PLC	16,457,332
5,097,349		BP PLC	49,220,808
372,470	@	Cairn Energy PLC	1,993,937
959,645		Royal Dutch Shell PLC - Class A	29,039,026
734,966		Royal Dutch Shell PLC - Class B	21,404,536
216,435		Tullow Oil PLC	4,540,891

			122,656,530

Oil & Gas Services: 0.4%
89,687		Amec PLC	1,142,654
70,031		Petrofac Ltd.	1,172,312

			2,314,966

Packaging & Containers: 0.2%
236,794		Rexam PLC	1,106,983

			1,106,983

Pharmaceuticals: 8.3%
394,795		AstraZeneca PLC	18,554,239
1,417,649		GlaxoSmithKline PLC	30,062,452
151,315		Shire PLC	2,956,678

			51,573,369

Retail: 1.5%
236,884		Home Retail Group	1,074,379
633,659		Kingfisher PLC	2,332,627
429,177		Marks & Spencer Group PLC	2,772,888
53,442		Next PLC	1,786,887
47,533		Whitbread PLC	1,078,600

			9,045,381

Software: 0.5%
64,257	@	Autonomy Corp. PLC	1,560,441
354,007		Sage Group PLC	1,253,627

			2,814,068

Shares			Value

Telecommunications: 6.5%
2,091,949	BT Group PLC		$4,555,902
695,186	Cable & Wireless PLC		1,581,500
123,545	Inmarsat PLC		1,376,686
14,237,326	Vodafone Group PLC		32,969,487

			40,483,575

Venture Capital: 0.2%
260,676	3i Group PLC		1,180,252

			1,180,252

Water: 0.4%
63,717	Severn Trent PLC		1,113,328
182,609	United Utilities Group PLC		1,459,630

			2,572,958

	Total Common Stock (Cost $539,032,111)		592,487,551

REAL ESTATE INVESTMENT TRUSTS: 1.3%
Diversified: 1.3%
230,629	British Land Co. PLC		1,775,926
188,565	Hammerson PLC		1,283,453
204,500	Land Securities Group PLC		2,250,843
168,173	Liberty International PLC		1,390,360
198,631	Segro PLC		1,101,759

	Total Real Estate Investment Trusts (Cost $7,271,163)		7,802,341

MUTUAL FUNDS: 0.1%
Closed-End Funds: 0.1%
181,767	Alliance Trust PLC		963,854

	Total Mutual Funds (Cost $876,055)		963,854

	Total Investments in Securities (Cost $547,179,329)*	96.9%	$601,253,746
	Other Assets and Liabilities - Net	3.1	19,391,314

	Net Assets	100.0%	$620,645,060

@	Non-income producing security
*	Cost for federal income tax purposes is $548,076,248.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$60,190,581
Gross Unrealized Depreciation	(7,013,083)

Net Unrealized Appreciation	$53,177,498

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$—	$592,487,551	$—	$592,487,551
Real Estate Investment Trusts	—	7,802,341	—	7,802,341
Mutual Funds	963,854	—	—	963,854

Total Investments, at value	$963,854	$600,289,892	$—	$601,253,746

Other Financial Instruments+:
Futures	276,576	—	—	276,576

Total Assets	$1,240,430	$600,289,892	$—	$601,530,322

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

ING FTSE Index® Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
FTSE 100 Index	180	03/19/10	$15,587,770	$276,576

			$15,587,770	$276,576

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$276,576

Total Asset Derivatives		$276,576

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$858,989

Total	$858,989

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$276,576

Total	$276,576

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 83.3%
China: 34.4%
657,728	@	Aluminum Corp. of China Ltd.	$716,481
12,677,588		Bank of China Ltd.	6,812,826
2,307,780		Bank of Communications Co. Ltd.	2,654,256
11,241,185		China Construction Bank	9,601,614
1,240,911	S	China Life Insurance Co. Ltd.	6,072,117
2,798,337		China Petroleum & Chemical Corp.	2,465,456
566,841		China Shenhua Energy Co. Ltd.	2,751,621
353,261	@	Foxconn International Holdings Ltd.	406,676
10,388,340		Industrial and Commercial Bank of China Ltd.	8,555,457
3,518,604		PetroChina Co. Ltd.	4,183,091
234,716		Ping An Insurance Group Co. of China Ltd.	2,040,894
166,475		Tencent Holdings Ltd.	3,600,474

			49,860,963

Hong Kong: 36.8%
307,184		Bank of East Asia Ltd.	1,206,791
617,129		BOC Hong Kong Holdings Ltd.	1,386,487
196,818	@	Cathay Pacific Airways Ltd.	365,508
231,739		Cheung Kong Holdings Ltd.	2,977,888
182,285		China Merchants Holdings International Co. Ltd.	588,040
1,003,601		China Mobile Ltd.	9,338,014
680,991		China Overseas Land & Investment Ltd.	1,426,871
199,286		China Resources Enterprise	723,982
311,654		China Resources Power Holdings Co.	617,396
1,189,110		China Unicom Ltd.	1,560,427
212,811		Citic Pacific Ltd.	568,381
300,931		CLP Holdings Ltd.	2,036,571
2,979,714		CNOOC Ltd.	4,642,222
188,697		Cosco Pacific Ltd.	239,474
202,279		Esprit Holdings Ltd.	1,342,054
345,706		Hang Lung Properties Ltd.	1,355,289
127,543		Hang Seng Bank Ltd.	1,876,411
179,024		Henderson Land Development Co. Ltd.	1,337,798
655,495		Hong Kong & China Gas	1,644,081
179,441		Hong Kong Exchanges and Clearing Ltd.	3,192,686
231,322		Hong Kong Electric Holdings	1,260,075
355,464		Hutchison Whampoa Ltd.	2,432,035
439,514		Li & Fung Ltd.	1,817,143
238,143		MTR Corp.	820,417
419,176		New World Development Ltd.	854,031
402,241		Sino Land Co.	774,402
256,555		Sun Hung Kai Properties Ltd.	3,814,747
151,091		Swire Pacific Ltd.	1,827,199
229,637		Wharf Holdings Ltd.	1,317,889

			53,344,309

United Kingdom: 12.1%
1,547,588	S	HSBC Holdings PLC	17,603,719

			17,603,719

		Total Common Stock ( Cost $ 111,811,324 )	120,808,991

Shares				Value

SHORT-TERM INVESTMENTS: 2.2%
Affiliated Mutual Fund: 2.2%
3,135,000	S	ING Institutional Prime Money Market Fund - Class I		3,135,000

		Total Short-Term Investments ( Cost $ 3,135,000 )		3,135,000

		Total Investments in Securities ( Cost $ 114,946,324 ) *	85.5%	$123,943,991
		Other Assets and Liabilities - Net	14.5	21,100,254

		Net Assets	100.0%	$145,044,245

@	Non-income producing security
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
*	Cost for federal income tax purposes is $115,413,389.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$9,420,794
Gross Unrealized Depreciation	(890,192)

Net Unrealized Appreciation	$8,530,602

Industry	Percentage of Net Assets
Airlines	0.3%
Banks	34.2
Coal	1.9
Commercial Services	0.2
Distribution/Wholesale	1.2
Diversified Financial Services	2.2
Electric	2.7
Gas	1.1
Holding Companies — Diversified	4.7
Insurance	5.6
Internet	2.5
Iron/Steel	0.4
Mining	0.5
Oil & Gas	7.8
Real Estate	8.6
Retail	0.9
Telecommunications	7.8
Transportation	0.6
Short-Term Investments	2.2
Other Assets and Liabilities — Net	14.6

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock*	$—	$120,808,991	$—	$120,808,991
Short-Term Investments	3,135,000	—	—	3,135,000

Total Investments, at value	$3,135,000	$120,808,991	$—	$123,943,991

Other Financial Instruments+:
Futures	860,651	—	—	860,651

Total Assets	$3,995,651	$120,808,991	$—	$124,804,642

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

ING Hang Seng Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
Hang Seng Index	166	01/28/10	$23,470,671	$860,651

			$23,470,671	$860,651

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(489,810)

Total	$(489,810)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$860,651

Total	$860,651

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$860,651

Total Asset Derivatives		$860,651

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 94.2%
Australia: 7.5%
14,589		AGL Energy Ltd.	$183,372
82,809	@	Alumina Ltd.	135,377
37,664		Amcor Ltd.	209,688
66,677		AMP Ltd.	402,751
17,568		Aristocrat Leisure Ltd.	62,936
21,575	@	Arrow Energy NL	80,238
93,332	@	Asciano Group	151,097
5,131		ASX Ltd.	159,967
76,186		Australia & New Zealand Banking Group Ltd.	1,552,549
33,611		AXA Asia Pacific Holdings Ltd.	196,521
10,066		Bendigo Bank Ltd.	88,359
106,318		BHP Billiton Ltd.	4,068,431
6,879		Billabong International Ltd.	67,305
50,623		BlueScope Steel Ltd.	139,485
19,700		Boral Ltd.	104,564
43,755		Brambles Ltd.	265,370
16,312		Coca-Cola Amatil Ltd.	168,185
1,454		Cochlear Ltd.	89,790
47,473		Commonwealth Bank of Australia	2,317,716
14,516		Computershare Ltd.	148,521
15,586		Crown Ltd.	111,522
19,356		CSL Ltd.	562,861
47,530		CSR Ltd.	76,533
3,018		Energy Resources of Australia Ltd.	64,406
41,207	@	Fortescue Metals Group Ltd.	162,993
58,853		Foster's Group Ltd.	289,510
45,889		Goodman Fielder Ltd.	66,824
18,536		Harvey Norman Holdings Ltd.	69,880
47,134		Incitec Pivot Ltd.	149,090
61,754		Insurance Australia Group	221,800
48,440		John Fairfax Holdings Ltd.	75,291
4,682	L	Leighton Holdings Ltd.	158,712
14,306		Lend Lease Corp. Ltd.	132,058
29,509		Macquarie Airports Management Ltd.	79,871
10,600		Macquarie Group Ltd.	454,169
57,575		Macquarie Infrastructure Group	68,574
23,695		Metcash Ltd.	95,011
63,504		National Australia Bank Ltd.	1,549,753
14,771		Newcrest Mining Ltd.	467,867
5,757		Nufarm Ltd.	55,883
39,009		OneSteel Ltd.	117,166
11,496		Orica Ltd.	267,281
26,581		Origin Energy Ltd.	399,918
91,645	@	Oxiana Ltd.	97,682
24,787	@	Paladin Resources Ltd.	92,527
12,882		Qantas Airways Ltd.	34,370
31,870		QBE Insurance Group Ltd.	727,282
13,390		Rio Tinto Ltd.	893,845
26,417		Santos Ltd.	332,710
3,042		Sims Group Ltd.	59,603
11,518		Sonic Healthcare Ltd.	158,632
37,773		Suncorp-Metway Ltd.	292,436
17,278		TABCORP Holdings Ltd.	107,198
46,473		Tattersall's Ltd.	101,384
147,715		Telstra Corp. Ltd.	454,131
19,380		Toll Holdings Ltd.	151,338
34,199		Transurban Group	169,253
31,705		Wesfarmers Ltd.	886,307
5,111		Wesfarmers Ltd.—Price Protected Shares	142,710
92,643		Westpac Banking Corp.	2,092,685
15,667		Woodside Petroleum Ltd.	660,709
38,851		Woolworths Ltd.	974,413
4,854		WorleyParsons Ltd.	126,037

			24,844,447

Shares			Value

Austria: 0.3%
6,125		Erste Bank der Oesterreichischen Sparkassen AG	$227,598
14,707	@	Immoeast Immobilien Anlagen AG	80,745
2,492		Oesterreichische Elektrizitaetswirtschafts AG	105,666
5,255		OMV AG	230,569
1,842		Raiffeisen International Bank Holding AG	102,905
9,100		Telekom Austria AG	129,900
3,905		Voestalpine AG	142,663
562		Wiener Staedtische Allgemeine Versicherung AG	28,847

			1,048,893

Belgium: 0.9%
22,614		Anheuser-Busch InBev NV	1,170,661
4,703		Belgacom S.A.	170,733
463		Colruyt S.A.	111,700
3,200		Delhaize Group	244,798
15,678	@	Dexia S.A.	98,689
72,018	@	Fortis	266,586
2,410		Groupe Bruxelles Lambert S.A.	227,566
5,224	@	KBC Groep NV	224,450
1,097		Mobistar S.A.	75,205
1,257		Nationale A Portefeuille	66,888
1,836		Solvay S.A.	197,728
2,508		UCB S.A.	104,683
3,370		Umicore	112,419

			3,072,106

Bermuda: 0.1%
8,822		SeaDrill Ltd. ADR	224,457

			224,457

China: 0.0%
84,473	@	Foxconn International Holdings Ltd.	97,246

			97,246

Cyprus: 0.0%
2,283		Bank of Cyprus Public Co. Ltd	16,098
13,353		Bank of Cyprus Public Co. Ltd.	93,492

			109,590

Denmark: 0.8%
19		AP Moller—Maersk A/S—Class A	128,344
37		AP Moller—Maersk A/S—Class B	259,958
3,246		Carlsberg A/S	238,953
602		Coloplast A/S	54,440
13,875	@	Danske Bank A/S	311,485
5,608	@	DSV A/S	101,633
13,918		Novo-Nordisk A/S	888,549
1,384		Novozymes A/S	143,988
492	@	Topdanmark A/S	66,259
977		TrygVesta A/S	64,223
6,261	@	Vestas Wind Systems A/S	381,187
1,117	@	William Demant Holding	83,955

			2,722,974

Finland: 1.1%
3,680		Elisa OYJ	83,994
13,968	S	Fortum OYJ	378,944
1,281		Kesko OYJ	42,302
4,548		Kone OYJ	194,900
3,785		Metso OYJ	133,139

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Finland: (continued)
3,347		Neste Oil OYJ	$59,476
117,209		Nokia OYJ	1,515,510
3,485		Nokian Renkaat OYJ	84,508
6,738		OKO Bank	72,671
3,463		Orion OYJ	74,684
4,922		Outokumpu OYJ	93,174
3,310		Rautaruukki OYJ	76,565
13,056		Sampo OYJ	318,044
3,128		Sanoma-WSOY OYJ	70,572
15,735	@	Stora Enso OYJ (Euro Denominated Security)	110,362
15,907		UPM-Kymmene OYJ	189,115
2,877		Wartsila OYJ	115,317

			3,613,277

France: 9.7%
4,447		Accor S.A.	243,349
651		ADP	52,326
4,662	@	Air France-KLM	73,162
7,727		Air Liquide	918,955
73,058	@	Alcatel S.A.	246,002
6,246		Alstom	436,819
1,624	@	Atos Origin	74,401
53,311		AXA S.A.	1,251,687
29,244		BNP Paribas	2,319,574
6,636		Bouygues S.A.	343,733
1,528		Bureau Veritas S.A.	79,651
4,432		Capgemini S.A.	202,188
19,907		Carrefour S.A.	954,874
1,361		Casino Guichard Perrachon S.A.	121,258
2,010		Christian Dior S.A.	205,984
12,169		Cie de Saint-Gobain	660,123
6,378		Cie Generale D'Optique Essilor International S.A.	381,478
1,067		CNP Assurances	103,323
4,945	@	Compagnie Generale de Geophysique S.A.	105,114
4,722	S	Compagnie Generale des Etablissements Michelin	361,652
28,952		Credit Agricole S.A.	508,103
1,849		Dassault Systemes S.A.	105,291
1,104		Eiffage S.A.	62,224
7,309		Electricite de France	434,398
249		Eramet SLN	77,980
951		Eurazeo	65,966
2,774		Eutelsat Communications	89,001
57,795		France Telecom S.A.	1,444,196
38,664		Gaz de France	1,674,963
17,163		Groupe Danone	1,052,123
1,692		Hermes International	225,243
610		Iliad S.A.	72,897
730		Imerys S.A.	43,702
6,344		Lafarge S.A.	522,454
4,114		Lagardere SCA	166,557
1,136		Legrand S.A.	31,617
7,824		L'Oreal S.A.	873,829
7,807		LVMH Moet Hennessy Louis Vuitton S.A.	875,380
2,525		M6-Metropole Television	64,625
29,019	@	Natixis	144,902
906		Neopost S.A.	74,777
5,760		PagesJaunes Groupe S.A.	64,203
6,003		Pernod-Ricard S.A.	513,314

Shares			Value

France: (continued)
5,023	@	Peugeot S.A.	$168,861
2,450	S	PPR	294,086
4,399		Publicis Groupe	178,864
5,976	@	Renault S.A.	306,568
4,057		Safran S.A.	79,271
32,894		Sanofi-Aventis	2,586,875
7,354		Schneider Electric S.A.	855,068
4,760		Scor S.A.	119,581
983		Societe BIC S.A.	67,911
865		Societe Des Autoroutes Paris-Rhin-Rhone	66,599
19,511	S	Societe Generale	1,355,623
2,364		Societe Television Francaise (T.F.1)	43,416
2,759		Sodexho Alliance S.A.	156,987
8,847		Suez Environnement S.A.	204,004
3,148		Technip S.A.	221,482
2,581		Thales S.A.	132,651
65,941		Total S.A.	4,235,383
1,822		Vallourec	329,633
12,600		Veolia Environnement	415,335
13,235		Vinci S.A.	744,747
37,794		Vivendi	1,121,715

			32,008,058

Germany: 7.4%
6,286		Adidas AG	340,484
14,365		Allianz AG	1,780,684
28,585		BASF AG	1,769,144
25,193		Bayer AG	2,016,032
10,255		Bayerische Motoren Werke AG	466,831
2,846		Beiersdorf AG	187,578
3,395		Celesio AG	85,963
21,427	@, L	Commerzbank AG	179,833
28,300		DaimlerChrysler AG	1,507,360
18,372		Deutsche Bank AG	1,299,083
6,153		Deutsche Boerse AG	509,527
6,861		Deutsche Lufthansa AG	115,853
26,580		Deutsche Post AG	513,706
2,549	@	Deutsche Postbank AG	83,272
88,501		Deutsche Telekom AG	1,298,292
60,490		E.ON AG	2,539,009
1,581		Fraport AG Frankfurt Airport Services Worldwide	81,626
1,573		Fresenius AG	98,125
5,778		Fresenius Medical Care AG & Co. KGaA	306,505
4,577		GEA Group AG	101,957
1,690	@	Hannover Rueckversicheru—Reg	78,957
4,480		HeidelbergCement AG	309,934
4,285		Henkel KGaA	191,973
1,234		Hochtief AG	94,113
35,945	@	Infineon Technologies AG	199,976
4,224		K+S AG	240,909
4,646		Linde AG	559,760
3,330		MAN AG	258,382
2,239		Merck KGaA	209,946
3,436		Metro AG	209,846
6,090		Muenchener Rueckversicherungs AG	948,576
237		Puma AG Rudolf Dassler Sport	78,895
13,120		RWE AG	1,273,195
1,322		Salzgitter AG	129,541
26,538		SAP AG	1,265,149
25,919		Siemens AG	2,378,608
3,205	L	Solarworld AG	70,534
10,252		ThyssenKrupp AG	385,396
1,428	S, L	Volkswagen AG	158,219
497		Wacker Chemie AG	86,451

			24,409,224

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Greece: 0.4%
14,963	@	Alpha Bank AE	$174,607
5,439		Coca-Cola Hellenic Bottling Co. S.A.	123,810
8,890		EFG Eurobank Ergasias S.A.	99,353
4,927		Hellenic Petroleum S.A.	55,162
5,748		Hellenic Telecommunications Organization S.A.	84,366
21,064	@	Marfin Investment Group S.A.	59,709
19,217	@	National Bank of Greece S.A.	493,720
6,548		OPAP S.A.	143,861
8,380		Piraeus Bank S.A.	96,164
3,821	@	Public Power Corp.	70,864
1,647		Titan Cement Co. S.A.	47,770

			1,449,386

Guernsey: 0.0%
68,358	@	Resolution Ltd.	98,753

			98,753

Hong Kong: 2.3%
5,746		ASM Pacific Technology	54,326
45,005	L	Bank of East Asia Ltd.	176,805
116,410		BOC Hong Kong Holdings Ltd.	261,535
49,053	@	Cathay Pacific Airways Ltd.	91,096
45,383		Cheung Kong Holdings Ltd.	583,180
19,236		Cheung Kong Infrastructure Holdings Ltd.	73,149
36,353		Chinese Estates Holdings Ltd.	61,940
63,103		CLP Holdings Ltd.	427,054
33,079		Esprit Holdings Ltd.	219,468
26,617		Hang Lung Group Ltd.	131,635
61,682		Hang Lung Properties Ltd.	241,815
23,473		Hang Seng Bank Ltd.	345,334
31,656		Henderson Land Development Co. Ltd.	236,557
139,316		Hong Kong & China Gas	349,426
32,854		Hong Kong Exchanges and Clearing Ltd.	584,551
42,802		HongKong Electric Holdings	233,154
21,953		Hopewell Holdings	70,781
68,615		Hutchison Whampoa Ltd.	469,454
23,702		Hysan Development Co. Ltd.	67,079
21,318		Kerry Properties Ltd.	107,827
64,361		Li & Fung Ltd.	266,097
34,706		Lifestyle International Holdings Ltd.	64,519
42,158		MTR Corp.	145,237
76,235		New World Development Ltd.	155,321
48,000		Noble Group Ltd.	110,100
28,042		NWS Holdings Ltd.	51,467
12,935		Orient Overseas International Ltd.	59,982
43,331		Shangri-La Asia Ltd.	81,184
49,858		Sino Land Co.	95,988
47,915		Sun Hung Kai Properties Ltd.	712,454
27,579		Swire Pacific Ltd.	333,523
16,845		Television Broadcasts Ltd.	80,930
42,264		Wharf Holdings Ltd.	242,553
23,882		Wheelock & Co. Ltd.	72,847
6,818		Wing Hang Bank Ltd.	63,451
25,643		Yue Yuen Industrial Holdings	74,243

			7,396,062

Ireland: 0.3%
21,036		CRH PLC	571,956
12,896	@	Elan Corp. PLC	81,387
4,636		Kerry Group PLC	137,243
20,053	@	Ryanair Holdings PLC	94,568

			885,154

Shares			Value

Italy: 3.3%
38,885		AEM S.p.A.	$81,581
36,017		Assicurazioni Generali S.p.A.	970,309
5,516	@	Autogrill S.p.A.	69,527
7,649		Autostrade S.p.A.	200,038
20,875		Banca Carige S.p.A	55,724
67,700		Banca Monte dei Paschi di Siena S.p.A.	118,351
10,472		Banca Popolare di Milano Scrl	74,401
18,362		Banche Popolari Unite Scpa	263,199
16,444	@	Banco Popolare Scarl	123,185
205,115		Enel S.p.A.	1,187,489
80,754		ENI S.p.A.	2,056,463
2,440		Exor S.p.A.	47,525
24,499	@, S	Fiat S.p.A	358,517
12,539		Finmeccanica S.p.A.	200,760
3,372		Fondiaria-Sai S.p.A.	53,606
237,225	@	Intesa Sanpaolo S.p.A.	1,067,517
29,758		Intesa Sanpaolo S.p.A.—RNC	99,705
4,229		Italcementi S.p.A.	57,847
1,221		Luxottica Group S.p.A.	31,570
24,434		Mediaset S.p.A.	200,895
13,950	@	Mediobanca S.p.A.	165,721
9,403		Mediolanum S.p.A	58,738
46,898		Parmalat S.p.A	131,113
125,570	@	Pirelli & C S.p.A.	75,201
3,997		Prysmian S.p.A.	69,768
7,760		Saipem S.p.A.	267,801
42,532		Snam Rete Gas S.p.A.	211,221
315,013	S	Telecom Italia S.p.A.	491,403
196,506		Telecom Italia S.p.A. RNC	218,257
38,103		Terna S.p.A	163,865
446,745	@	UniCredito Italiano S.p.A.	1,493,806
41,815	@	Unipol S.p.A.	57,197

			10,722,300

Japan: 19.9%
14,000		77 Bank Ltd.	74,487
2,000		ABC-Mart, Inc.	55,481
4,040		Acom Co. Ltd.	61,507
5,400		Advantest Corp.	140,675
19,100		Aeon Co. Ltd.	155,028
17,267		Aioi Insurance Co. Ltd.	82,768
6,100		Aisin Seiki Co. Ltd.	176,235
18,000		Ajinomoto Co., Inc.	169,415
1,600		Alfresa Holdings Corp.	63,615
31,000		All Nippon Airways Co. Ltd.	84,143
14,000		Amada Co. Ltd.	87,691
12,000		Asahi Breweries Ltd.	221,008
29,000		Asahi Glass Co. Ltd.	275,850
49,000		Asahi Kasei Corp.	245,514
8,000		Asics Corp.	71,799
14,700		Astellas Pharma, Inc.	548,440
9,000		Bank of Kyoto Ltd.	72,744
39,000		Bank of Yokohama Ltd.	177,819
2,300		Benesse Corp.	96,165
18,424		Bridgestone Corp.	324,996
6,400		Brother Industries Ltd.	73,604
4,500		Canon Sales Co., Inc.	66,313
33,500		Canon, Inc.	1,425,039
47		Central Japan Railway Co.	314,585
24,000		Chiba Bank Ltd.	143,548
8,000		Chiyoda Corp.	61,786
21,100		Chubu Electric Power Co., Inc.	503,353
7,300		Chugai Pharmaceutical Co. Ltd.	136,448

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Japan: (continued)
7,000		Chugoku Bank Ltd.	$86,812
8,844		Chugoku Electric Power Co., Inc.	168,904
14,000		Citizen Watch Co. Ltd.	80,903
3,300		Coca-Cola West Holdings Co. Ltd.	58,224
6,300		Credit Saison Co. Ltd.	70,556
18,000		Dai Nippon Printing Co. Ltd.	229,503
19,000		Daido Steel Co. Ltd.	70,535
7,676		Daihatsu Motor Co. Ltd.	76,729
21,300		Daiichi Sankyo Co. Ltd.	446,693
6,900		Daikin Industries Ltd.	272,531
2,273		Daito Trust Construction Co. Ltd.	107,623
17,000		Daiwa House Industry Co. Ltd.	182,796
50,000		Daiwa Securities Group, Inc.	251,632
15		Dena Co. Ltd.	88,858
15,500		Denso Corp.	468,364
5,500		Dentsu, Inc.	126,627
2,400		Diamond Lease Co. Ltd.	72,302
13,000		Dowa Holdings Co. Ltd.	71,930
10,602		East Japan Railway Co.	670,902
8,100		Eisai Co. Ltd.	297,806
3,400		Electric Power Development Co.	96,672
6,200	@	Elpida Memory, Inc.	101,047
2,300	L	FamilyMart Co. Ltd.	67,900
6,100		Fanuc Ltd.	568,532
1,500		Fast Retailing Co. Ltd.	281,909
14,000	@	Fuji Heavy Industries Ltd.	68,409
14,800		Fuji Photo Film Co. Ltd.	446,970
39		Fuji Television Network, Inc.	54,038
57,000		Fujitsu Ltd.	369,839
19,000		Fukuoka Financial Group, Inc.	66,215
21,000		Furukawa Electric Co. Ltd.	87,703
12,000		GS Yuasa Corp.	88,713
13,000		Gunma Bank Ltd.	66,487
14,000		Hachijuni Bank Ltd.	81,699
1,230		Hakuhodo DY Holdings, Inc.	59,915
36,000		Hankyu Hanshin Holdings, Inc.	160,563
1,000		Hirose Electric Co. Ltd.	104,850
18,000		Hiroshima Bank Ltd.	69,357
2,400		Hisamitsu Pharmaceutical Co., Inc.	77,509
3,500		Hitachi Construction Machinery Co. Ltd.	91,745
108,000		Hitachi Ltd.	332,006
4,300		Hokkaido Electric Power Co., Inc.	78,006
38,000		Hokugin Financial Group, Inc.	77,696
5,700		Hokuriku Electric Power Co.	124,454
51,000		Honda Motor Co. Ltd.	1,730,364
11,900		Hoya Corp.	317,522
3,800		Ibiden Co. Ltd.	136,285
1,000		Idemitsu Kosan Co. Ltd.	58,379
26		Inpex Holdings, Inc.	196,589
10,900		Isetan Mitsukoshi Holdings Ltd.	98,419
46,000	@	Ishikawajima—Harima Heavy Industries Co. Ltd.	73,359
50,000		Isuzu Motors Ltd.	93,922
46,800		Itochu Corp.	345,701
2,100		Itochu Techno-Solutions Corp.	56,392
9,401		Iyo Bank Ltd.	76,481
8,000		J Front Retailing Co. Ltd.	35,330
2,600		Jafco Co. Ltd.	62,924
57,000	@	Japan Airlines Corp.	40,974
10,000		Japan Steel Works Ltd.	127,511
146		Japan Tobacco, Inc.	492,968
15,700		JFE Holdings, Inc.	620,603

Shares			Value

Japan: (continued)
5,000		JGC Corp.	$92,138
23,000		Joyo Bank Ltd.	92,425
7,700		JS Group Corp.	132,554
5,800		JSR Corp.	118,041
84		Jupiter Telecommunications Co.	83,120
11,000		Kamigumi Co. Ltd.	80,265
24,400		Kansai Electric Power Co., Inc.	550,624
10,304		Kansai Paint Co. Ltd.	86,352
17,117		Kao Corp.	401,166
41,000		Kawasaki Heavy Industries Ltd.	104,066
24,000	@	Kawasaki Kisen Kaisha Ltd.	68,575
94		KDDI Corp.	497,891
14,000		Keihin Electric Express Railway Co. Ltd.	103,061
19,000		Keio Corp.	114,655
12,000		Keisei Electric Railway Co. Ltd.	65,646
1,270		Keyence Corp.	263,580
7,627		Kinden Corp.	64,629
47,000		Kintetsu Corp.	155,786
27,000		Kirin Brewery Co. Ltd.	432,999
80,000		Kobe Steel Ltd.	144,976
4,000		Koito Manufacturing Co. Ltd.	64,201
29,200		Komatsu Ltd.	611,278
14,500		Konica Minolta Holdings, Inc.	149,426
7,700		Koyo Seiko Co. Ltd.	99,035
34,000		Kubota Corp.	311,979
11,500		Kuraray Co. Ltd.	135,352
3,400		Kurita Water Industries Ltd.	106,820
4,700		Kyocera Corp.	413,931
8,000		Kyowa Hakko Kogyo Co. Ltd.	84,599
12,100		Kyushu Electric Power Co., Inc.	249,223
1,800		Lawson, Inc.	79,497
1,400		Mabuchi Motor Co. Ltd.	69,385
3,300		Makita Corp.	113,349
50,000		Marubeni Corp.	276,199
10,700		Marui Co. Ltd.	65,884
3,300		Maruichi Steel Tube Ltd.	65,889
8,800		Matsui Securities Co. Ltd.	61,312
59,300		Matsushita Electric Industrial Co. Ltd.	853,707
12,000		Matsushita Electric Works Ltd.	145,392
50,000		Mazda Motor Corp.	114,971
3,148		McDonald's Holdings Co. Japan Ltd.	60,210
5,500		Mediceo Paltac Holdings Co. Ltd.	68,171
2,500	@	MEIJI Holdings Co. Ltd.	94,474
15,000		Minebea Co. Ltd.	81,397
46,000		Mitsubishi Chemical Holdings Corp.	195,883
40,200		Mitsubishi Corp.	1,001,325
61,000		Mitsubishi Electric Corp.	453,148
37,000		Mitsubishi Estate Co. Ltd.	590,737
16,000		Mitsubishi Gas Chemical Co., Inc.	80,627
86,000		Mitsubishi Heavy Industries Ltd.	303,319
41,000		Mitsubishi Materials Corp.	100,277
107,255	@	Mitsubishi Motors Corp.	149,079
22,000		Mitsubishi Rayon Co. Ltd.	88,492
328,721		Mitsubishi UFJ Financial Group, Inc.	1,619,209
54,407		Mitsui & Co. Ltd.	771,824
30,000		Mitsui Engineering & Shipbuilding Co. Ltd.	72,253
26,919		Mitsui Fudosan Co. Ltd.	455,153
37,000		Mitsui OSK Lines Ltd.	195,459
12,000		Mitsui Sumitomo Insurance Group Holdings, Inc.	306,494
30,000		Mitsui Trust Holdings, Inc.	101,059
4,000		Mitsumi Electric Co. Ltd.	70,651

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Japan: (continued)
422,092		Mizuho Financial Group, Inc.	$759,049
6,500		Murata Manufacturing Co. Ltd.	324,397
8,400		Namco Bandai Holdings, Inc.	80,245
60,000	@	NEC Corp.	155,095
8,000		NGK Insulators Ltd.	174,955
8,000		NHK Spring Co. Ltd.	74,487
3,200		Nidec Corp.	295,753
9,100		Nikon Corp.	179,693
3,000		Nintendo Co. Ltd.	716,511
10,000		Nippon Electric Glass Co. Ltd.	137,639
28,000		Nippon Express Co. Ltd.	115,633
4,000		Nippon Meat Packers, Inc.	46,309
28,000		Nippon Mining Holdings, Inc.	120,170
38,000		Nippon Oil Corp.	176,172
3,200		Nippon Paper Group, Inc.	81,665
27,000		Nippon Sheet Glass Co. Ltd.	77,376
165,000		Nippon Steel Corp.	668,578
16,200		Nippon Telegraph & Telephone Corp.	639,950
26,000		Nippon Yusen KK	80,076
21,340		Nipponkoa Insurance Co. Ltd.	121,500
21,621		Nishi-Nippon City Bank Ltd.	52,943
75,800	@	Nissan Motor Co. Ltd.	666,124
1,400		Nissha Printing Co. Ltd.	68,969
6,500		Nisshin Seifun Group, Inc.	87,841
40,000		Nisshin Steel Co. Ltd.	70,717
2,300		Nissin Food Products Co. Ltd.	75,129
1,050		Nitori Co. Ltd.	78,154
6,100		Nitto Denko Corp.	219,135
6,700		NOK Corp.	92,412
110,200		Nomura Holdings, Inc.	819,522
4,500		Nomura Real Estate Holdings, Inc.	66,755
2,100		Nomura Research Institute Ltd.	41,299
17,000		NSK Ltd.	124,746
37		NTT Data Corp.	114,732
485		NTT DoCoMo, Inc.	676,812
84		NTT Urban Development Corp.	56,073
23,000		Obayashi Corp.	78,289
370		Obic Co. Ltd.	60,409
20,000		Odakyu Electric Railway Co. Ltd.	153,486
27,000		OJI Paper Co. Ltd.	113,126
7,100		Olympus Corp.	228,911
6,700		Omron Corp.	120,498
2,400		Ono Pharmaceutical Co. Ltd.	103,028
1,500		Oracle Corp. Japan	62,498
1,600		Oriental Land Co. Ltd.	105,279
3,310		ORIX Corp.	225,359
60,000		Osaka Gas Co. Ltd.	202,217
1,200		Otsuka Corp.	59,854
277		Rakuten, Inc.	210,888
14,500		Resona Holdings, Inc.	147,316
22,000		Ricoh Co. Ltd.	315,233
1,500		Rinnai Corp.	72,487
2,700		Rohm Co. Ltd.	176,210
1,500		Sankyo Co. Ltd.	75,110
1,400		Santen Pharmaceutical Co. Ltd.	44,972
49,000	@, L	Sanyo Electric Co. Ltd.	90,509
13,000		Sapporo Holdings Ltd.	71,633
6,500		Secom Co. Ltd.	308,735
6,400		Sega Sammy Holdings, Inc.	76,587
5,800		Seiko Epson Corp.	93,730
6,000		Sekisui Chemical Co. Ltd.	37,325
14,000		Sekisui House Ltd.	127,097
22,700	@	Senshu Ikeda Holdings, Inc.	82,869

Shares			Value

Japan: (continued)
24,600		Seven & I Holdings Co. Ltd.	$502,294
30,000		Sharp Corp.	378,849
4,900		Shikoku Electric Power Co.	126,605
12,115		Shimadzu Corp.	80,693
800		Shimamura Co. Ltd.	76,439
1,300		Shimano, Inc.	52,484
25,000		Shimizu Corp.	89,795
12,886	S	Shin-Etsu Chemical Co. Ltd.	727,522
4,300		Shinko Electric Industries	62,594
23,000		Shinko Securities Co. Ltd.	69,597
8,800		Shionogi & Co. Ltd.	190,796
10,400		Shiseido Co. Ltd.	199,878
19,000		Shizuoka Bank Ltd.	165,388
45,000		Showa Denko KK	89,619
8,600		Showa Shell Sekiyu KK	70,093
1,700		SMC Corp.	194,109
23,400		Softbank Corp.	548,560
527		Softbank Investment Corp.	94,351
43,700		Sojitz Corp.	82,685
25,000		Sompo Japan Insurance, Inc.	161,186
31,500		Sony Corp.	915,761
20		Sony Financial Holdings, Inc.	52,049
2,900		Square Enix Co. Ltd.	61,180
5,200		Stanley Electric Co. Ltd.	105,473
4,200		Sumco Corp.	74,216
51,000		Sumitomo Chemical Co. Ltd.	223,761
34,400		Sumitomo Corp.	350,286
22,300		Sumitomo Electric Industries Ltd.	277,766
19,000	@	Sumitomo Heavy Industries	96,190
103,000		Sumitomo Metal Industries Ltd.	276,868
16,000		Sumitomo Metal Mining Co. Ltd.	236,121
28,700		Sumitomo Mitsui Financial Group, Inc.	823,557
13,000		Sumitomo Realty & Development Co. Ltd.	245,407
8,071		Sumitomo Rubber Industries, Inc.	70,164
43,000	S	Sumitomo Trust & Banking Co. Ltd.	211,132
7,590		Suruga Bank Ltd.	66,142
2,300		Suzuken Co. Ltd.	75,642
10,100		Suzuki Motor Corp.	248,733
1,300		Sysmex Corp.	67,973
7,000		T&D Holdings, Inc.	143,957
53,000		Taiheiyo Cement Corp.	60,460
38,000		Taisei Corp.	65,200
4,000		Taisho Pharmaceutical Co. Ltd.	68,822
11,000		Taiyo Nippon Sanso Corp.	117,069
11,000		Takashimaya Co. Ltd.	70,089
23,600		Takeda Pharmaceutical Co. Ltd.	972,350
7,000		Tanabe Seiyaku Co. Ltd.	87,345
3,100		TDK Corp.	189,449
33,000		Teijin Ltd.	106,619
5,300		Terumo Corp.	319,431
4,600		THK Co. Ltd.	81,801
27,000		Tobu Railway Co. Ltd.	140,948
4,600		Toho Co. Ltd.	74,720
8,777		Toho Gas Co. Ltd.	46,636
14,600		Tohoku Electric Power Co., Inc.	289,335
22,150		Tokio Marine Holdings, Inc.	604,456
39,500		Tokyo Electric Power Co., Inc.	991,388
5,500		Tokyo Electron Ltd.	353,034
76,079		Tokyo Gas Co. Ltd.	303,679
18,000		Tokyo Tatemono Co. Ltd.	69,241
36,000		Tokyu Corp.	143,358

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Japan: (continued)
21,000		Tokyu Land Corp.	$78,008
9,000		TonenGeneral Sekiyu KK	75,200
18,000		Toppan Printing Co. Ltd.	146,559
42,000		Toray Industries, Inc.	228,506
119,000	S	Toshiba Corp.	660,319
30,000		Tosoh Corp.	82,852
14,000		Toto Ltd.	89,020
5,200		Toyo Seikan Kaisha Ltd.	79,217
3,000		Toyo Suisan Kaisha Ltd.	69,182
2,700		Toyoda Gosei Co. Ltd.	81,794
3,400		Toyota Boshoku Corp.	75,913
5,700		Toyota Industries Corp.	170,237
90,189		Toyota Motor Corp.	3,802,455
6,400		Toyota Tsusho Corp.	94,704
2,800		Trend Micro, Inc.	106,356
2,300		Tsumura & Co.	74,356
45,000		Ube Industries Ltd.	123,120
1,400		Uni-Charm Corp.	131,245
9,100		UNY Co. Ltd.	64,173
1,063		USS Co. Ltd.	64,892
56		West Japan Railway Co.	187,748
424		Yahoo! Japan Corp.	127,483
3,000		Yakult Honsha Co. Ltd.	90,824
2,630		Yamada Denki Co. Ltd.	177,424
8,000		Yamaguchi Financial Group, Inc.	74,261
7,100		Yamaha Motor Co. Ltd.	89,795
12,600	S	Yamato Holdings Co. Ltd.	175,393
2,100		Yamato Kogyo Co. Ltd.	68,660
5,000		Yamazaki Baking Co. Ltd.	59,471
10,000		Yaskawa Electric Corp.	83,306
9,700		Yokogawa Electric Corp.	85,666

			65,619,217

Kazakhstan: 0.0%
7,588		Eurasian Natural Resources Corp.	111,145

			111,145

Luxembourg: 0.5%
27,018		ArcelorMittal	1,234,891
8,357		SES S.A.	188,260
14,126		Tenaris S.A.	304,159

			1,727,310

Malaysia: 0.1%
153,600	@, L	Genting International PLC	141,500

			141,500

Mauritius: 0.0%
240,265		Golden Agri-Resources Ltd.	86,582

			86,582

Mexico: 0.0%
4,615	S	Fresnillo PLC	58,619

			58,619

Netherlands: 4.5%
47,847	@	Aegon NV	306,393
7,068	S	Akzo Nobel NV	468,713
13,651		ASML Holding NV	466,069
1,367		Boskalis Westminster	52,626
13,036		European Aeronautic Defence and Space Co. NV	262,038

Shares			Value

Netherlands: (continued)
1,978		Fugro NV	$113,615
2,692		Heineken Holding NV	112,588
7,857		Heineken NV	372,999
113,660	@, **	ING Groep NV	1,094,589
13,786	@	James Hardie Industries NV	104,860
37,117		Koninklijke Ahold NV	491,751
4,711		Koninklijke DSM NV	231,468
30,445		Koninklijke Philips Electronics NV	899,933
6,762	@	Qiagen NV	151,415
3,081	@	Randstad Holdings NV	153,302
21,713		Reed Elsevier NV	266,404
112,570		Royal Dutch Shell PLC—Class A	3,406,388
86,154		Royal Dutch Shell PLC—Class B	2,509,077
51,508		Royal KPN NV	875,505
6,211		SBM Offshore NV	121,860
11,445		TNT NV	351,630
52,787		Unilever NV	1,718,046
8,218		Wolters Kluwer NV	179,725

			14,710,994

New Zealand: 0.1%
45,018		Auckland International Airport Ltd.	65,816
17,598		Fletcher Building Ltd.	101,534
26,044		Sky City Entertainment Group Ltd.	62,202
54,441		Telecom Corp. of New Zealand Ltd.	97,799

			327,351

Norway: 0.7%
27,370	@	DnB NOR ASA	295,479
20,757	@	Norsk Hydro ASA	174,368
26,399		Orkla ASA	258,996
13,728	@	Renewable Energy Corp. A/S	105,973
35,239		Statoil ASA	878,847
25,380	@	Telenor ASA	354,551
5,337		Yara International ASA	241,740

			2,309,954

Portugal: 0.3%
65,949		Banco Comercial Portugues S.A.	79,479
14,974		Banco Espirito Santo S.A.	97,525
6,781		Brisa-Auto Estradas de Portugal S.A.	69,678
9,110		Cimpor Cimentos de Portugal SG	83,735
53,650		Energias de Portugal S.A.	238,854
2,266		Galp Energia SGPS S.A.	39,140
7,584		Jeronimo Martins	75,847
15,226		Portugal Telecom SGPS S.A.	185,789

			870,047

Singapore: 1.2%
77,000		CapitaLand Ltd.	228,425
17,000		City Developments Ltd.	139,001
65,000		ComfortDelgro Corp. Ltd.	75,607
72,000		Cosco Corp. Singapore Ltd.	60,372
52,000		DBS Group Holdings Ltd.	565,291
19,000		Fraser and Neave Ltd.	56,479
4,000		Jardine Cycle & Carriage Ltd.	76,372
41,000		Keppel Corp. Ltd.	238,831
52,000		Neptune Orient Lines Ltd.	60,692
41,000	L	Olam International Ltd.	77,033
75,608		Oversea-Chinese Banking Corp.	486,851
36,000		SembCorp Industries Ltd.	94,069
32,000		SembCorp Marine Ltd.	83,493
12,000		Singapore Airlines Ltd.	127,092
29,000		Singapore Exchange Ltd.	170,757

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Singapore: (continued)
47,000		Singapore Press Holdings Ltd.	$122,352
37,000		Singapore Technologies Engineering Ltd.	85,158
252,000	S	Singapore Telecommunications Ltd.	555,059
38,000		United Overseas Bank Ltd.	528,951
38,000		Wilmar International Ltd.	172,786
76,300		Yangzijiang Shipbuilding Holdings Ltd.	65,170

			4,069,841

Spain: 4.5%
8,344		Abertis Infraestructuras S.A.	188,651
811		Acciona S.A.	106,004
4,013		Acerinox S.A.	83,808
4,396		ACS Actividades de Construccion y Servicios S.A.	219,746
111,287		Banco Bilbao Vizcaya Argentaria S.A.	2,028,206
27,260		Banco De Sabadell S.A.	151,420
8,204		Banco de Valencia S.A.	62,365
25,291	L	Banco Popular Espanol S.A.	185,773
254,573		Banco Santander Central Hispano S.A.	4,206,730
8,698		Bankinter S.A.	89,611
9,406		Cintra Concesiones DE Infrae	111,088
25,032		Corp. Mapfre S.A.	105,122
24,883		Criteria Caixacorp S.A.	117,859
7,702	@	EDP Renovaveis S.A.	73,026
5,730		Enagas	127,024
1,357	L	Fomento de Construcciones y Contratas S.A.	57,540
6,194		Gamesa Corp. Tecnologica S.A.	104,352
6,222		Gas Natural SDG S.A.	134,117
4,803		Grifols S.A.	84,337
25,003		Iberdrola Renovables	119,064
113,932	L	Iberdrola S.A.	1,091,782
24,073	@	Iberia Lineas Aereas de Espana	65,300
6,790		Inditex S.A.	424,052
3,772		Indra Sistemas S.A.	89,283
2,780		Red Electrica de Espana	155,130
23,057		Repsol YPF S.A.	618,725
4,996	@	Sacyr Vallehermoso S.A.	57,338
133,598		Telefonica S.A.	3,739,277
3,754		Zardoya-Otis S.A.	73,064

			14,669,794

Sweden: 2.4%
8,159		Alfa Laval AB	112,828
10,069		Assa Abloy AB	193,979
24,099		Atlas Copco AB—Class A	354,252
16,240		Atlas Copco AB—Class B	211,755
6,735	@	Electrolux AB	158,267
6,748		Getinge AB	128,968
15,952		Hennes & Mauritz AB	884,327
2,398		Holmen AB	61,094
6,703	@	Husqvarna AB—B Shares	49,175
14,908		Investor AB	276,130
8,173	@	Lundin Petroleum AB	64,481
2,490		Millicom International Cellular S.A.	184,787
102,201		Nordea Bank AB	1,035,501
31,698		Sandvik AB	381,705
7,142		Scania AB—B Shares	92,234
8,732		Securitas AB	85,519

Shares			Value

Sweden: (continued)
48,820	@	Skandinaviska Enskilda Banken AB	$301,799
9,848		Skanska AB	167,101
10,092		SKF AB—B Shares	174,023
5,798		SSAB Svenskt Staal AB—Class A	98,472
4,388		SSAB Svenskt Staal AB—Class B	67,961
17,030		Svenska Cellulosa AB—B Shares	227,056
15,381		Svenska Handelsbanken AB	438,202
18,870	@	Swedbank AB	185,784
8,694		Swedish Match AB	190,079
8,454		Tele2 AB—B Shares	129,864
92,023		Telefonaktiebolaget LM Ericsson	847,168
72,285		TeliaSonera AB	522,447
14,751		Volvo AB—A Shares	125,734
34,920		Volvo AB—B Shares	299,510

			8,050,202

Switzerland: 7.8%
68,444	@	ABB Ltd.	1,318,870
3,204	@	Actelion Ltd.—Reg	171,127
3,899		Adecco S.A.	215,088
2,500		Aryzta AG	93,109
1,636		Baloise Holding AG	135,833
738		BKW FMB Energie AG	57,516
16,387	S	Compagnie Financiere Richemont S.A.	551,043
35,138		Credit Suisse Group	1,740,785
1,357		Geberit AG—Reg	240,567
229		Givaudan	183,238
7,735	@	Holcim Ltd.	601,144
6,154		Julius Baer Group Ltd.	216,427
6,583		Julius Baer Holding AG—Reg	79,714
1,581		Kuehne & Nagel International AG	153,719
33		Lindt & Spruengli AG	70,851
2		Lindt & Spruengli AG—REG	49,116
6,267	@	Logitech International S.A.	108,700
1,337		Lonza Group AG	94,204
107,870		Nestle S.A.	5,235,323
4,203		Nobel Biocare Holding AG	140,864
65,588		Novartis AG	3,581,711
870		Pargesa Holding S.A.	75,696
21,838		Roche Holding AG—Genusschein	3,734,579
1,769		Schindler Holding AG	135,453
896		Schindler Holding AG—Reg	67,584
165		SGS S.A.	215,404
1,468		Sonova Holding AG—Reg	177,848
26,331		STMicroelectronics NV	243,305
1,002		Swatch Group AG—BR	253,627
1,820		Swatch Group AG—Reg	86,632
923	@	Swiss Life Holding	117,439
10,841		Swiss Reinsurance	519,334
725		Swisscom AG	276,887
2,974		Syngenta AG	839,881
1,842		Synthes, Inc.	241,465
111,006	@	UBS AG—Reg	1,728,610
59,984	@	Xstrata PLC	1,069,877
4,545		Zurich Financial Services AG	993,645

			25,816,215

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

United Kingdom: 18.1%
32,391		3i Group PLC	$146,655
6,185		Admiral Group PLC	118,262
8,391		Amec PLC	106,905
40,965	@	Anglo American PLC	1,774,091
10,509		Antofagasta PLC	167,172
10,641		Associated British Foods PLC	141,071
46,204		AstraZeneca PLC	2,171,456
6,650	@	Autonomy Corp. PLC	161,491
86,350		Aviva PLC	549,284
108,482		BAE Systems PLC	627,858
14,892		Balfour Beatty PLC	61,971
357,560		Barclays PLC	1,575,571
104,584		BG Group PLC	1,888,395
69,279	S	BHP Billiton PLC	2,208,610
584,909		BP PLC	5,647,969
21,594	@, L	British Airways PLC	64,947
62,429		British American Tobacco PLC	2,026,650
34,392		British Sky Broadcasting PLC	310,656
252,440	L	BT Group PLC	549,771
10,835		Bunzl PLC	117,780
14,571		Burberry Group PLC	139,949
65,756		Cable & Wireless PLC	149,590
42,145	S	Cadbury PLC	541,883
41,620	@	Cairn Energy PLC	222,804
18,576		Capita Group PLC	224,611
5,266	@	Carnival PLC	179,403
161,334		Centrica PLC	730,769
35,214		Cobham PLC	142,240
60,132		Compass Group PLC	430,334
78,986		Diageo PLC	1,377,997
5,808		Drax Group PLC	38,721
30,458		Experian Group Ltd.	300,855
17,822		Firstgroup PLC	121,914
161,244		GlaxoSmithKline PLC	3,419,316
37,031		Group 4 Securicor PLC	155,218
23,784		Home Retail Group	107,872
539,582		HSBC Holdings PLC	6,155,725
10,322		ICAP PLC	71,191
31,144		Imperial Tobacco Group PLC	982,509
13,025		Inmarsat PLC	145,140
8,755		Intercontinental Hotels Group PLC	125,792
48,352		International Power PLC	240,933
27,201		Invensys PLC	130,859
14,358		Investec PLC	98,104
36,239		J Sainsbury PLC	188,956
7,611		Johnson Matthey PLC	187,751
7,146	@	Kazakhmys PLC	151,306
76,095		Kingfisher PLC	280,121
181,672		Legal & General Group PLC	233,716
523,005		Lloyds TSB Group PLC	420,798
5,340		London Stock Exchange Group PLC	61,669
4,265	@	Lonmin PLC	134,038
52,684		Man Group PLC	260,014
48,939	S	Marks & Spencer Group PLC	316,192

Shares			Value

United Kingdom: (continued)
76,615		National Grid PLC	$836,245
5,958		Next PLC	199,212
167,722	@	Old Mutual PLC	293,714
24,535		Pearson PLC	351,781
6,073		Petrofac Ltd.	101,661
78,073		Prudential PLC	799,174
2,745		Randgold Resources Ltd.	218,587
18,474		Reckitt Benckiser PLC	999,998
36,488		Reed Elsevier PLC	299,549
25,177	S	Rexam PLC	117,699
43,439		Rio Tinto PLC	2,345,562
60,200	@	Rolls-Royce Group PLC	468,802
3,609,840	@	Rolls-Royce Group PLC—C Shares Entitlement	5,831
99,926		Royal & Sun Alliance Insurance Group	194,134
543,780	@	Royal Bank of Scotland Group PLC	252,428
28,927		SABMiller PLC	850,281
40,468		Sage Group PLC	143,307
1,572		Schroders PLC	33,596
29,498		Scottish & Southern Energy PLC	552,135
14,064		Serco Group PLC	119,942
7,447		Severn Trent PLC	130,122
17,278		Shire PLC	337,610
26,016		Smith & Nephew PLC	267,610
10,451		Smiths Group PLC	170,371
62,240		Standard Chartered PLC	1,571,302
68,635		Standard Life PLC	238,394
248,197		Tesco PLC	1,712,255
15,886		Thomas Cook Group PLC	58,686
31,717		Tomkins PLC	98,561
21,756		TUI Travel PLC	89,163
24,707		Tullow Oil PLC	518,363
42,090		Unilever PLC	1,349,208
19,843		United Utilities Group PLC	158,609
4,511	L	Vedanta Resources PLC	188,676
1,641,648		Vodafone Group PLC	3,801,577
5,926		Whitbread PLC	134,470
65,459		WM Morrison Supermarkets PLC	292,054
9,333	@	Wolseley PLC	186,817
40,793		WPP PLC	398,967

			59,771,308

		Total Common Stock (Cost $240,949,567)	311,042,006

REAL ESTATE INVESTMENT TRUSTS: 1.3%
Australia: 0.5%
48,611		CFS Retail Property Trust	82,773
133,310		Dexus Property Group	101,139
306,842		GPT Group	164,885
874,585	@	GPT Group	—
155,683		Macquarie Goodman Group	88,077
75,475		Mirvac Group	105,306
71,204		Stockland	250,866
66,179		Westfield Group	740,667

			1,533,713

France: 0.3%
837		Fonciere Des Regions	85,586
652		Gecina S.A.	70,895
702		ICADE	67,211
2,688		Klepierre	108,905
2,725		Unibail	598,627

			931,224

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Hong Kong: 0.0%
64,327		Link Real Estate Investment Trust	$164,145

			164,145

Japan: 0.1%
15		Japan Real Estate Investment Corp.	110,577
18		Nippon Building Fund, Inc.	136,803
12		Nomura Real Estate Office Fund, Inc.	65,263

			312,643

Netherlands: 0.0%
1,235		Corio NV	84,140

			84,140

Singapore: 0.1%
61,000		Ascendas Real Estate Investment Trust	95,758
63,000		CapitaMall Trust	80,412

			176,170

United Kingdom: 0.3%
29,369		British Land Co. PLC	226,152
19,432		Hammerson PLC	132,262
24,917		Land Securities Group PLC	274,251
13,235		Liberty International PLC	109,420
24,632		Segro PLC	136,628

			878,713

		Total Real Estate Investment Trusts (Cost $ 3,408,608 )	4,080,748

PREFERRED STOCK: 0.3%
Germany: 0.3%
3,049		Fresenius AG	218,875
5,751		Henkel KGaA—Vorzug	302,003
2,380		Porsche AG	147,334
826		RWE AG	73,184
3,493		Volkswagen AG	326,327

		Total Preferred Stock (Cost $ 764,191 )	1,067,723

RIGHTS: 0.0%
Australia: 0.0%
1,305		Woodside Petroleum Ltd.	6,177

			6,177

Belgium: 0.0%

67,767	I	Fortis	1

			1

		Total Rights (Cost $—)	6,178

WARRANTS: 0.0%
France: 0.0%
837		Fonciere Des Regions	707

			707

Italy: 0.0%
44,800	L	Mediobanca S.p.A.	7,045
26,395		Unione di Banche Italiane SCPA	1,858

			8,903

Shares			Value

Singapore: 0.0%
17,122		Golden Agri-Resources Ltd.	$1,706

			1,706

		Total Warrants (Cost $ 1,997 )	11,316

Principal Amount			Value
CORPORATE BONDS/NOTES: 0.0%
Italy: 0.0%
$19,900	S	Banca Popolare di Milano Scrl, 6.750%, due 06/01/13	$28,528

		Total Corporate Bonds/Notes (Cost $ 27,688 )	28,528

		Total Long-Term Investments (Cost $ 245,152,051 )	316,236,499

Shares			Value

SHORT-TERM INVESTMENTS: 2.1%
3,996,000	S	Affiliated Mutual Fund: 1.2% ING Institutional Prime Money Market Fund—Class I	$3,996,000

		Total Mutual Fund (Cost $ 3,996,000 )	3,996,000

Principal Amount				Value
Securities Lending Collateralcc: 0.9%
$3,112,000		Bank of New York Mellon Corp. Institutional Cash Reserves, Series A(1)		$3,112,000
37,727	I	Bank of New York Mellon Corp. Institutional Cash Reserves, Series B (1)(2)		30,182

		Total Securities Lending Collateral (Cost $ 3,149,727 )		3,142,182

		Total Short-Term Investments (Cost $ 7,145,727 )		7,138,182

		Total Investments in Securities (Cost $ 252,297,778)*	97.9%	$323,374,681
		Other Assets and Liabilities — Net	2.1	6,810,566

		Net Assets	100.0%	$330,185,247

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
2	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
**	Investment in affiliate
*	Cost for federal income tax purposes is $260,977,643.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$65,304,462
Gross Unrealized Depreciation	(2,907,424)

Net Unrealized Appreciation	$62,397,038

Industry	Percentage of Net Assets
Advertising	0.1%
Aerospace/Defense	0.6
Agriculture	1.2
Airlines	0.2
Apparel	0.4
Auto Manufacturers	3.3
Auto Parts & Equipment	0.8
Banks	15.1
Beverages	1.8
Biotechnology	0.2
Building Materials	1.4
Chemicals	3.2
Commercial Services	1.1
Computers	0.4
Cosmetics/Personal Care	0.5
Distribution/Wholesale	1.1
Diversified	0.8
Diversified Financial Services	1.2
Electric	4.5
Electrical Components & Equipment	0.8
Electronics	1.4
Energy—Alternate Sources	0.1
Engineering & Construction	1.4
Entertainment	0.2
Environmental Control	0.0
Food	5.2
Food Service	0.2

Industry	Percentage of Net Assets
Forest Products & Paper	0.2%
Gas	0.6
Hand/Machine Tools	0.3
Healthcare—Products	0.8
Healthcare—Services	0.1
Holding Companies—Diversified	0.9
Home Builders	0.1
Home Furnishings	0.7
Household Products/Wares	0.5
Insurance	4.4
Internet	0.2
Investment Companies	0.3
Iron/Steel	1.4
Leisure Time	0.2
Lodging	0.2
Machinery—Construction & Mining	0.4
Machinery—Diversified	0.8
Media	1.2
Metal Fabricate/Hardware	0.4
Mining	4.6
Miscellaneous Manufacturing	1.2
Office Property	0.1
Office/Business Equipment	0.6
Oil & Gas	7.5
Oil & Gas Services	0.3
Packaging & Containers	0.1
Pharmaceuticals	6.3
Real Estate	1.5
Retail	2.1
Semiconductors	0.6
Shipbuilding	0.1
Shopping Centers	0.4
Software	0.6
Telecommunications	6.5
Textiles	0.2
Toys/Games/Hobbies	0.2
Transportation	1.6
Venture Capital	0.1
Water	0.3
Short-Term Investments	2.1
Other Assets and Liabilities—Net	2.1

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Australia	$—	$24,844,447	$—	$24,844,447
Austria	—	1,048,893	—	1,048,893
Belgium	—	3,072,106	—	3,072,106
Bermuda	—	224,457	—	224,457
China	—	97,246	—	97,246
Cyprus	—	109,590	—	109,590
Denmark	—	2,722,974	—	2,722,974
Finland	—	3,613,277	—	3,613,277
France	—	32,008,058	—	32,008,058
Germany	—	24,409,224	—	24,409,224
Greece	—	1,449,386	—	1,449,386
Guernsey	—	98,753	—	98,753
Hong Kong	—	7,396,062	—	7,396,062
Ireland	—	885,154	—	885,154
Italy	—	10,722,300	—	10,722,300
Japan	82,869	65,536,348	—	65,619,217
Kazakhstan	—	111,145	—	111,145
Luxembourg	304,159	1,423,151	—	1,727,310
Malaysia	—	141,500	—	141,500
Mauritius	—	86,582	—	86,582
Mexico	—	58,619	—	58,619
Netherlands	151,415	14,559,579	—	14,710,994
New Zealand	—	327,351	—	327,351
Norway	—	2,309,954	—	2,309,954
Portugal	—	870,047	—	870,047
Singapore	—	4,069,841	—	4,069,841
Spain	—	14,669,794	—	14,669,794
Sweden	—	8,050,202	—	8,050,202
Switzerland	216,427	25,599,788	—	25,816,215
United Kingdom	—	59,771,308	—	59,771,308

Total Common Stock	754,870	310,287,136	—	311,042,006

Real Estate Investment Trusts	—	4,080,748	—	4,080,748
Preferred Stock	—	1,067,723	—	1,067,723
Rights	—	6,177	1	6,178
Warrants	2,413	8,903	—	11,316
Corporate Bonds/Notes	—	28,528	—	28,528
Short-Term Investments	7,108,000	—	30,182	7,138,182

Total Investments, at value	$7,865,283	$315,479,215	$30,183	$323,374,681

Other Financial Instruments+:
Futures	228,194	—	—	228,194

Total Assets	$8,093,477	$315,479,215	$30,183	$323,602,875

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements		Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Common Stock	$274,263	$—				$—	$—	$—	$—	$—	$(274,263)	$—
Rights	—	—			—	—	—	—	—	1	—	1
Short-Term Investments	—	—	—		— —	—	—	—	—	30,182	—	30,182

Total Investments, at value	$274,263	$—	$—	$	— $—	$—	$—	$—	$—	30,183	$(274,263)	$30,183

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $1.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING International Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
ASX SPI 200 Index	8	03/18/10	$876,509	$36,196
CAC40 10 Euro	5	01/15/10	282,516	7,082
DAX Index	3	03/19/10	640,742	13,998
Dow Jones Euro STOXX 50	84	03/19/10	3,578,824	82,620
FTSE 100 Index	27	03/19/10	2,338,166	38,095
FTSE/MIB Index	3	03/19/10	500,659	14,126
Hang Seng Index	2	01/28/10	282,779	10,365
IBEX 35 Index	4	01/15/10	683,745	12,800
OMXS30 Index	42	01/22/10	559,147	(2,903)
Tokyo Price Index (TOPIX)	18	03/11/10	1,748,108	15,815

			$11,491,195	$228,194

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$228,194

Total Asset Derivatives		$228,194

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$3,650,998

Total	$3,650,998

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$36,874

Total	$36,874

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 94.8%
Advertising: 0.3%
7,000		Asatsu-DK, Inc.	$137,795
36,500		Dentsu, Inc.	840,345
5,920		Hakuhodo DY Holdings, Inc.	288,370
5,300		Moshi Moshi Hotline, Inc.	95,281
5,100		Tow Co. Ltd.	28,455

			1,390,246

Agriculture: 0.7%
5,000		Chubu Shiryo Co. Ltd.	48,212
4,500		Hokuto Corp.	93,992
932	S	Japan Tobacco, Inc.	3,146,892
5,000	I, X	Nosan Corp.	17,716
7,100		Sakata Seed Corp.	102,792

			3,409,604

Airlines: 0.4%
524,000		All Nippon Airways Co. Ltd.	1,422,294
528,000	@	Japan Airlines Corp.	379,549

			1,801,843

Apparel: 0.3%
35,000		Asics Corp.	314,120
9,400		Daidoh Ltd.	64,064
17,000		Descente Ltd.	81,895
26,000		Gunze Ltd.	95,760
14,000		Japan Wool Textile Co. Ltd.	85,465
1,200		Katakura Industries Co. Ltd.	10,369
43,200	@	Look, Inc.	38,321
5,000		Nagaileben Co. Ltd.	99,345
11,000	@	Naigai Co. Ltd.	5,828
23,000		Onward Kashiyama Co. Ltd.	142,305
13,300	@	Renown, Inc.	21,777
17,000		Sanyo Shokai Ltd.	50,079
20,000		Shikibo Ltd.	31,477
14,000	@	Tokai Senko KK	13,539
3,000		Tokyo Style Co. Ltd.	22,244
20,000		Wacoal Holdings Corp.	217,409

			1,293,997

Auto Manufacturers: 8.2%
36,000		Daihatsu Motor Co. Ltd.	359,854
123,000	@	Fuji Heavy Industries Ltd.	601,018
41,000		Hino Motors Ltd.	141,854
319,200		Honda Motor Co. Ltd.	10,830,041
246,000		Isuzu Motors Ltd.	462,098
5,300		Kanto Auto Works Ltd.	47,918
231,000		Mazda Motor Corp.	531,168
797,000	@	Mitsubishi Motors Corp.	1,107,789
446,800	@	Nissan Motor Co. Ltd.	3,926,442
5,000		Nissan Shatai Co. Ltd.	44,680
5,000		Shinmaywa Industries Ltd.	15,293
73,100		Suzuki Motor Corp.	1,800,235
3,000		Toyota Auto Body Co. Ltd.	56,772
509,000	S	Toyota Motor Corp.	21,459,930

			41,385,092

Auto Parts & Equipment: 2.8%
21,000		Aichi Machine Industry Co. Ltd.	86,013
7,700		Aisan Industry Co. Ltd.	78,516
32,300		Aisin Seiki Co. Ltd.	933,180
5,400		Akebono Brake Industry Co. Ltd.	27,027
57,000	@	Asahi TEC Corp.	14,738

Shares			Value

Auto Parts & Equipment: (continued)
118,800		Bridgestone Corp.	$2,095,609
30,000		Calsonic Kansei Corp.	83,795
5,000		Chuo Spring Co. Ltd.	15,541
86,700		Denso Corp.	2,619,819
13,000		Eagle Industry Co. Ltd.	65,559
4,300		Exedy Corp.	89,559
5,400		FCC Co. Ltd.	95,646
4,900	@	F-Tech, Inc.	63,880
6,000	@	Fuji Kiko Co. Ltd.	5,947
4,000		Furukawa Battery Co. Ltd.	30,112
13,600	@	Futaba Industrial Co. Ltd.	113,870
20,000		Ichikoh Industries Ltd.	31,463
5,000		Imasen Electric Industrial	63,953
5,000		Kasai Kogyo Co. Ltd.	13,837
32,000	@	Kayaba Industry Co. Ltd.	101,468
5,700		Keihin Corp.	85,209
17,000		Koito Manufacturing Co. Ltd.	272,853
34,800		Koyo Seiko Co. Ltd.	447,588
12,000	@	Mitsuba Corp.	51,204
3,900		Musashi Seimitsu Industry Co. Ltd.	90,888
36,000		NGK Spark Plug Co. Ltd.	408,398
27,000		NHK Spring Co. Ltd.	251,392
4,500		Nifco, Inc.	89,893
8,000	@	Nippon Piston Ring Co. Ltd.	7,503
5,800		Nissin Kogyo Co. Ltd.	90,373
18,500		NOK Corp.	255,167
3,000		Pacific Industrial Co. Ltd.	15,835
3,800		Piolax, Inc.	64,967
31,000		Press Kogyo Co. Ltd.	58,307
20,000		Riken Corp.	65,143
12,000	@	Sanden Corp.	30,962
1,000	@	Sawafuji Electric Co. Ltd.	1,662
12,000		Shiroki Corp.	23,502
11,400		Showa Corp.	68,851
25,000		Stanley Electric Co. Ltd.	507,084
124,900		Sumitomo Electric Industries Ltd.	1,555,740
32,400		Sumitomo Rubber Industries, Inc.	281,666
26,000		T RAD Co. Ltd.	54,882
7,600		Tachi-S Co. Ltd.	75,286
7,400		Taiho Kogyo Co. Ltd.	52,193
6,300		Takata Corp.	147,075
23,000		TBK Co. Ltd.	41,132
2,400		Teikoku Piston Ring Co. Ltd.	9,334
8,800		Tokai Rika Co. Ltd.	199,597
12,200		Topre Corp.	108,734
41,000	@	Toyo Tire & Rubber Co. Ltd.	76,620
10,900		Toyoda Gosei Co. Ltd.	330,205
11,100		Toyota Boshoku Corp.	247,834
31,700		Toyota Industries Corp.	946,757
7,000		TS Tech Co. Ltd.	142,581
6,100		Unipres Corp.	96,880
5,400		U-Shin Ltd.	29,907
41,000		Yokohama Rubber Co. Ltd.	181,254
7,700		Yokowo Co. Ltd.	41,708
3,000		Yorozu Corp.	40,325

			14,176,023

Banks: 8.5%
59,000		77 Bank Ltd.	313,908
1,400		Aichi Bank Ltd.	101,355
26,000		Akita Bank Ltd.	102,031
38,000		Aomori Bank Ltd.	88,168
157,000	@	Aozora Bank Ltd.	166,877

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Banks: (continued)
30,000		Awa Bank Ltd.	$160,095
2,600		Bank of Iwate Ltd.	143,497
64,000		Bank of Kyoto Ltd.	517,290
32,000		Bank of Nagoya Ltd.	115,558
4,200		Bank of Okinawa Ltd.	154,472
26,000		Bank of Saga Ltd.	75,701
246,000		Bank of Yokohama Ltd.	1,121,628
138,000		Chiba Bank Ltd.	825,400
8,100	@	Chiba Kogyo Bank Ltd.	61,232
32,000		Chugoku Bank Ltd.	396,855
23,000		Chukyo Bank Ltd.	68,403
31,000	@	Daisan Bank Ltd.	78,593
47,000		Daishi Bank Ltd.	157,036
18,000		Daito Bank Ltd.	11,814
26,000		Ehime Bank Ltd.	73,717
29,000		Eighteenth Bank Ltd.	86,131
31,200	@	FIDEA Holdings Co. Ltd.	54,270
33,000		Fukui Bank Ltd.	106,262
149,000		Fukuoka Financial Group, Inc.	519,265
73,000		Gunma Bank Ltd.	373,352
69,000		Hachijuni Bank Ltd.	402,661
43,000		Higashi-Nippon Bank Ltd.	82,657
29,000		Higo Bank Ltd.	161,589
85,000		Hiroshima Bank Ltd.	327,521
93,000		Hokkoku Bank Ltd.	246,796
238,000		Hokugin Financial Group, Inc.	486,621
36,000		Hyakugo Bank Ltd.	159,242
42,000		Hyakujushi Bank Ltd.	147,484
44,000		Iyo Bank Ltd.	357,959
129,000		Joyo Bank Ltd.	518,383
51,000		Juroku Bank Ltd.	186,234
20,000		Kagawa Bank Ltd.	68,792
29,000		Kagoshima Bank Ltd.	202,943
47,000		Kansai Urban Banking Corp.	65,898
18,500	@	Kanto Tsukuba Bank Ltd.	55,232
32,000		Keiyo Bank Ltd.	142,368
2,200		Kita-Nippon Bank Ltd.	58,824
135,000		Kiyo Holdings, Inc.	162,536
28,000		Michinoku Bank Ltd.	50,419
23,000		Mie Bank Ltd.	62,192
15,000	@	Minato Bank Ltd.	16,625
2,727,200	S	Mitsubishi UFJ Financial Group, Inc.	13,433,604
202,000		Mitsui Trust Holdings, Inc.	680,467
18,000		Miyazaki Bank Ltd.	51,279
3,171,300		Mizuho Financial Group, Inc.	5,702,956
282,000		Mizuho Trust & Banking Co. Ltd.	263,099
2,600		Musashino Bank Ltd.	61,667
24,000		Nagano Bank Ltd.	48,883
37,000		Nanto Bank Ltd.	199,856
108,000		Nishi-Nippon City Bank Ltd.	264,456
24,000		Ogaki Kyoritsu Bank Ltd.	75,689
25,000		Oita Bank Ltd.	89,894
105,800		Resona Holdings, Inc.	1,074,901
23,000		San-In Godo Bank Ltd.	179,178
35,800		Sapporo Hokuyo Holdings, Inc.	129,940
141,850	@, L	Senshu Ikeda Holdings, Inc.	517,840
35,000		Shiga Bank Ltd.	197,766
28,000		Shikoku Bank Ltd.	89,112
1,800		Shimizu Bank Ltd.	73,073
206,000	@	Shinsei Bank Ltd.	224,421
113,000		Shizuoka Bank Ltd.	983,622
200,100		Sumitomo Mitsui Financial Group, Inc.	5,741,946

Shares			Value

Banks: (continued)
328,000		Sumitomo Trust & Banking Co. Ltd.	$1,610,492
41,000		Suruga Bank Ltd.	357,289
20,000		Tochigi Bank Ltd.	85,318
32,000		Toho Bank Ltd.	96,795
34,000		Tohoku Bank Ltd.	51,353
5,300		Tokyo Tomin Bank Ltd.	72,136
26,000		Tomato Bank Ltd.	54,853
21,000		Tottori Bank Ltd.	56,118
99,000	@	Towa Bank Ltd.	66,336
2,800		Yachiyo Bank Ltd.	63,233
22,000		Yamagata Bank Ltd.	103,436
28,000		Yamaguchi Financial Group, Inc.	259,914
23,000		Yamanashi Chuo Bank Ltd.	91,859

			42,888,667

Beverages: 1.2%
72,400		Asahi Breweries Ltd.	1,333,415
5,600		Coca-Cola Central Japan Co. Ltd.	69,872
10,800		Coca-Cola West Holdings Co. Ltd.	190,550
3,000		Dydo Drinco, Inc.	92,955
12,900		Ito En Ltd.	194,251
13,500		Kagome Co. Ltd.	240,011
3,600		KEY Coffee, Inc.	61,556
183,000		Kirin Brewery Co. Ltd.	2,934,769
7,600		Mikuni Coca-Cola Bottling Co. Ltd.	59,272
27,000		Oenon Holdings, Inc.	50,045
61,000		Sapporo Holdings Ltd.	336,125
42,000		Takara Holdings, Inc.	241,719
900		Unicafe, Inc.	5,523
5,000		Yomeishu Seizo Co. Ltd.	45,169

			5,855,232

Building Materials: 1.5%
6,000	@	A&A Material Corp.	4,296
179,000		Asahi Glass Co. Ltd.	1,702,661
33,000		Asahi Organic Chemicals Industry Co. Ltd.	73,349
13,000		Bunka Shutter Co. Ltd.	43,842
33,000		Central Glass Co. Ltd.	126,305
4,600		Chofu Seisakusho Co. Ltd.	95,996
3,200		Cleanup Corp.	23,391
29,000		Daiken Corp.	63,305
43,000		Daikin Industries Ltd.	1,698,381
14,800		DC Co. Ltd.	35,850
17,000		Fujitec Co. Ltd.	92,155
50,700		JS Group Corp.	872,791
33,000		Krosaki Harima Corp.	57,800
4,000		Marubeni Construction Material Lease Co. Ltd.	4,881
65,000		Matsushita Electric Works Ltd.	787,538
16,000	@	Nice Holdings, Inc.	35,050
23,000	@	Nichias Corp.	91,370
6,800	@	Nichiha Corp.	42,316
12,000		Nichireki Co. Ltd.	44,001
1,200		Nikkato Corp.	5,215
11,000		Nippon Concrete Industries Co. Ltd.	13,858
107,000		Nippon Sheet Glass Co. Ltd.	306,640
4,500		Okabe Co. Ltd.	14,712
6,400		Rinnai Corp.	309,280
11,000		Sanko Metal Industrial Co. Ltd.	29,183
38,000		Sanwa Shutter Corp.	97,372
6,000		Sanyo Industries Ltd.	7,806
74,000		Sumitomo Osaka Cement Co. Ltd.	113,790

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Building Materials: (continued)
5,000		Sun Wave Corp.	$16,023
187,000		Taiheiyo Cement Corp.	213,323
18,000		Takara Standard Co. Ltd.	100,116
21,000		Takiron Co. Ltd.	53,913
20,000		Toli Corp.	35,439
54,000		Toto Ltd.	343,364
18,000		Wood One Co. Ltd.	43,119

			7,598,431

Chemicals: 3.6%
10,100		ADEKA Corp.	89,195
11,300		Aica Kogyo Co. Ltd.	114,651
23,000		Air Water, Inc.	270,916
2,800		Arisawa Manufacturing Co. Ltd.	14,340
232,000		Asahi Kasei Corp.	1,162,433
13,000		Chugoku Marine Paints Ltd.	91,069
5,000		Co-Op Chemical Co. Ltd.	7,178
36,000	@	Dai Nippon Toryo Co. Ltd.	34,881
48,000		Daicel Chemical Industries Ltd.	281,950
8,000		Dai-Ichi Kogyo Seiyaku Co. Ltd.	20,211
4,000		Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	15,348
64,000		Dainippon Ink & Chemicals	109,022
25,000		Daiso Co. Ltd.	59,746
85,000		Denki Kagaku Kogyo K K	379,990
2,600		Earth Chemical Co. Ltd.	77,827
500		Ebara-Udylite Co. Ltd.	9,637
10,300		Fujikura Kasei Co. Ltd.	50,952
1,500		Fujimi, Inc.	24,852
24,000		Gun-Ei Chemical Industry Co. Ltd.	55,528
5,000		Harima Chemicals, Inc.	26,839
18,400		Hitachi Chemical Co. Ltd.	375,002
20,000		Hodogaya Chemical Co. Ltd.	61,957
4,000		Ihara Chemical Industry Co. Ltd.	10,818
55,000	@	Ishihara Sangyo Kaisha Ltd.	44,344
2,700		Japan Carlit Co. Ltd.	12,352
34,300		JSR Corp.	698,067
53,000		Kaneka Corp.	337,684
37,000		Kansai Paint Co. Ltd.	310,076
6,000		Kanto Denka Kogyo Co. Ltd.	45,157
4,000		Koatsu Gas Kogyo Co. Ltd.	23,807
4,800		Konishi Co. Ltd.	48,877
4,000		Kumiai Chemical Industry Co. Ltd.	12,446
6,000		Lintec Corp.	120,727
6,800		MEC Co. Ltd./Japan	44,506
220,500		Mitsubishi Chemical Holdings Corp.	938,962
64,000		Mitsubishi Gas Chemical Co., Inc.	322,508
132,000		Mitsui Chemicals, Inc.	341,787
5,000		Nihon Nohyaku Co. Ltd.	28,181
8,000		Nihon Parkerizing Co. Ltd.	94,974
11,400		Nihon Tokushu Toryo Co. Ltd.	48,233
28,000	@	Nippon Carbide Industries Co., Inc.	34,205
24,000		Nippon Carbon Co. Ltd.	68,474
27,000		Nippon Chemical Industrial Co. Ltd.	56,780
5,800		Nippon Fine Chemical Co. Ltd.	41,841
4,000		Nippon Kasei Chemical Co. Ltd.	7,842
29,000		Nippon Kayaku Co. Ltd.	261,766
39,000		Nippon Paint Co. Ltd.	236,014
23,000		Nippon Shokubai Co. Ltd.	197,716
17,000		Nippon Soda Co. Ltd.	61,243
12,000		Nippon Synthetic Chemical Industry Co. Ltd.	92,149

Shares			Value

Chemicals: (continued)
28,000		Nissan Chemical Industries Ltd.	$399,119
32,900		Nitto Denko Corp.	1,181,894
14,000		NOF Corp.	58,635
13,000	@	Okura Industrial Co. Ltd.	35,971
25,000	@	Rasa Industries Ltd.	22,314
5,000		Sakata INX Corp.	19,503
14,000		Sanyo Chemical Industries Ltd.	73,203
2,000		Sekisui Jushi Corp.	15,410
64,000		Shin-Etsu Chemical Co. Ltd.	3,613,334
245,000		Showa Denko KK	487,925
4,800		ST Corp.	53,031
1,400		Stella Chemifa Corp.	73,537
38,000		Sumitomo Bakelite Co. Ltd.	187,675
263,000		Sumitomo Chemical Co. Ltd.	1,153,902
13,000		Sumitomo Seika Chemicals Co. Ltd.	48,920
5,100		T Hasegawa Co. Ltd.	72,289
61,000		Taiyo Nippon Sanso Corp.	649,202
15,000		Takasago International Corp.	71,747
17,000		Tayca Corp.	45,836
20,000	@	Titan Kogyo KK	37,086
17,000		Toagosei Co. Ltd.	63,985
4,000		Toda Kogyo Corp.	32,580
25,000	@	Tohpe Corp.	24,000
37,000		Tokai Carbon Co. Ltd.	184,209
60,000		Tokuyama Corp.	335,490
6,400		Tokyo Ohka Kogyo Co. Ltd.	119,042
88,000		Tosoh Corp.	243,033
31,000		Toyo Ink Manufacturing Co. Ltd.	119,359
190,000		Ube Industries Ltd.	519,842
5,400		Yushiro Chemical Industry Co. Ltd.	66,956
36,000		Zeon Corp.	162,645

			18,046,734

Coal: 0.0%
40,000		Mitsui Matsushima Co. Ltd.	63,518

			63,518

Commercial Services: 1.5%
5,400		Aeon Delight Co. Ltd.	76,509
1,900		Agrex, Inc.	16,164
13,100		Benesse Corp.	547,724
1,100		Central Security Patrols Co. Ltd.	10,982
210		CMIC Co. Ltd.	40,877
8,300		CTI Engineering Co. Ltd.	41,413
115,000		Dai Nippon Printing Co. Ltd.	1,466,267
900		Daiohs Corp.	4,616
1,800		Daiseki Co. Ltd.	36,302
43	@	Dream Incubator, Inc.	28,218
10,900		Duskin Co. Ltd.	194,259
372	@	FULLCAST Holdings Co. Ltd.	22,288
8,400		Funai Consulting Co. Ltd.	46,153
141		Future Architect, Inc.	56,022
1,200		Gakujo Co. Ltd.	4,021
22		GMO Payment Gateway, Inc.	28,661
7,300		Hakuyosha Co. Ltd.	21,519
2,900		Intage, Inc.	49,880
44,000		Kamigumi Co. Ltd.	321,059
13,400	@	Kosaido Co. Ltd.	28,155
3,000		Kyodo Printing Co. Ltd.	8,081
4,100		Kyoritsu Maintenance Co. Ltd.	56,621
9,000		Meiko Network Japan Co. Ltd.	56,427
3,700		Meitec Corp.	50,021
18,000		Mitsumura Printing Co. Ltd.	58,815

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Commercial Services: (continued)
5,200		NAC Co. Ltd.	$48,643
8,400		Nichii Gakkan Co.	74,895
14		Nihon M&A Center, Inc.	51,923
3,400		Nippon Kanzai Co. Ltd.	54,465
3,700		Nippon Kucho Service Co. Ltd.	28,265
21,000		Nissin Corp.	45,465
7,000		Nohmi Bosai Ltd.	42,317
17,000		Nomura Co. Ltd.	45,624
13,300		Park24 Co. Ltd.	141,459
15,000	@	Pasco Corp.	27,794
78		Pasona Group, Inc.	48,446
1,300	@	PIA Corp.	16,768
5,400		Pronexus, Inc.	32,340
1,400		San Holdings, Inc.	23,093
38,500		Secom Co. Ltd.	1,828,659
10,500		Shingakukai Co. Ltd.	34,145
3,500		Shuei Yobiko Co. Ltd.	18,818
16,500		Sohgo Security Services Co. Ltd.	184,966
10,000		Subaru Enterprise Co. Ltd.	29,517
5,800		Tac Co. Ltd.	23,354
5,600		Takara Printing Co. Ltd.	42,114
267	@	Take And Give Needs Co. Ltd.	33,193
3,000	@	Tanseisha Co. Ltd.	5,634
6,600		Temp Holdings Co. Ltd.	52,005
3,800		TKC Corp.	72,105
5,700		Tokyo Individualized Educational Institute, Inc.	9,606
7,300		Toppan Forms Co. Ltd.	76,130
108,000		Toppan Printing Co. Ltd.	879,356
20,000		Tosho Printing Co. Ltd.	34,255
6,700		Unimat Life Corp.	63,859
8,700		Utoc Corp.	21,420
132,300	@	Venture Link Co. Ltd.	21,308
4,400		Watabe Wedding Corp.	48,205
3,500		Weathernews, Inc.	40,981

			7,472,181

Computers: 1.1%
7,700		CAC Corp.	54,993
10,800	@	CSK Corp.	50,838
390,000		Fujitsu Ltd.	2,530,480
3,400		Hitachi Maxell Ltd.	61,849
8,100		Ines Corp.	62,721
1,600		I-Net Corp.	8,810
7,400		Information Services International-Dentsu Ltd.	43,452
14,400		Itfor, Inc.	49,815
2,200		Itochu Techno-Solutions Corp.	59,078
3,100		Japan Digital Laboratory Co.	34,791
8,300		JBCC Holdings, Inc.	51,607
9,200		JBIS Holdings, Inc.	31,181
3,300		Melco Holdings, Inc.	59,426
82		Net One systems Co. Ltd.	92,347
232		NTT Data Corp.	719,401
1,200		Obic Co. Ltd.	195,923
2,800		Otsuka Corp.	139,659
400		Panasonic Electric Works Information systems Co. Ltd.	10,126
4,100		Roland DG Corp.	51,356
18,800		TDK Corp.	1,148,915
1,000		Toukei Computer Co. Ltd.	12,327

			5,469,095

Shares			Value

Cosmetics/Personal Care: 1.0%
4,900		Aderans Co. Ltd.	$57,734
5,000		Combi Corp.	34,484
41		Dr Ci:Labo Co. Ltd.	83,685
6,400		Fancl Corp.	115,687
1,700		House of Rose Co. Ltd.	23,277
106,800		Kao Corp.	2,503,042
5,700		Kose Corp.	115,247
31,000		Lion Corp.	151,224
1,800		Mandom Corp.	51,046
1,500		Milbon Co. Ltd.	31,909
2,200		Pigeon Corp.	86,146
66,700		Shiseido Co. Ltd.	1,281,908
7,700		Uni-Charm Corp.	721,846

			5,257,235

Distribution/Wholesale: 4.3%
6,800		Advan Co. Ltd.	41,240
14,800		Ai Holdings Corp.	46,819
13,600		Canon Sales Co., Inc.	200,412
34,000		Chori Co. Ltd.	37,839
26,000		Daiwabo Holdings Co. Ltd.	54,622
4,600		Doshisha Co. Ltd.	102,837
2,300		Echo Trading Co. Ltd.	23,138
1,300		Elematec Corp.	14,049
5,600		F&A Aqua Holdings, Inc.	60,318
33,000	@	Fuji Kosan Co. Ltd.	24,216
49,000	@	GSI Creos Corp.	49,998
3,600		Happinet Corp.	46,400
13,300		Hitachi High-Technologies Corp.	263,877
5,000		Inaba Denki Sangyo Co. Ltd.	114,521
7,400		Inabata & Co. Ltd.	26,293
255,000		Itochu Corp.	1,883,627
8,700		Itochu Enex Co. Ltd.	35,834
2,300		Itochu-Shokuhin Co. Ltd.	77,011
36,000		Iwatani International Corp.	103,140
800		Jalux, Inc.	7,707
20,000		Japan Pulp & Paper Co. Ltd.	71,767
9,000		JK Holdings Co. Ltd.	35,485
58,000	@	Kanematsu Corp.	43,186
7,500		Kitazawa Sangyo Co. Ltd.	16,400
2,100		Kohsoku Corp.	15,236
302,000		Marubeni Corp.	1,668,242
2,400		Matsuda Sangyo Co. Ltd.	41,230
5,200	@	Meiwa Corp.	9,854
291,800		Mitsubishi Corp.	7,268,326
315,000		Mitsui & Co. Ltd.	4,468,626
8,000		Mitsuuroko Co. Ltd.	53,646
20,000		Nagase & Co. Ltd.	229,293
5,600		Nakayamafuku Co. Ltd.	33,673
4,800		Nippon Gas Co. Ltd.	77,340
8,100		Ohashi Technica, Inc.	44,887
3,400		Ryoshoku Ltd.	88,938
7,700		Ryoyo Electro Corp.	61,154
7,000		Sala Corp.	43,169
4,000		San-Ai Oil Co. Ltd.	15,514
32,100		Sankyo Seiko Co. Ltd.	81,036
8,500		Satori Electric Co. Ltd.	50,569
10,000		Seika Corp.	21,356
3,900		Shimojima Co. Ltd.	53,609
3,600		Shinwa Co. Ltd./Nagoya	48,529
6,000		Shinyei Kaisha	8,388
102		SHIP HEALTHCARE HOLDINGS, Inc.	56,006
18,000		Sinanen Co. Ltd.	74,892

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Distribution/Wholesale: (continued)
9,400		SK Japan Co. Ltd.	$31,127
4,000		Soda Nikka Co. Ltd.	13,260
254,900		Sojitz Corp.	482,295
3,900		Sugimoto & Co. Ltd.	32,963
201,300		Sumitomo Corp.	2,049,787
9,000		Tachibana Eletech Co. Ltd.	64,714
40,000		Taiheiyo Kouhatsu, Inc.	27,013
18,000	@	Takashima & Co. Ltd.	24,727
2,000		Takihyo Co. Ltd.	10,245
1,100		Tanaka Co. Ltd./Tokyo	3,983
12,000		Tokai Corp.	63,134
300		Tomen Devices Corp.	5,038
4,100		Tomen Electronics Corp.	39,810
35,300		Toyota Tsusho Corp.	522,353
7,000		Trusco Nakayama Corp.	97,459
16,000		Tsubakimoto Kogyo Co. Ltd.	31,431
12,000	@	Tsukamoto Corp. Co. Ltd.	9,041
10,300		Yamazen Corp.	36,470
31,000		Yuasa Trading Co. Ltd.	25,098

			21,464,197

Diversified Financial Services: 2.2%
8,890		Acom Co. Ltd.	135,346
17,200		Aeon Credit Service Co. Ltd.	166,050
45,950		Aiful Corp.	64,606
39,300	@	Cedyna Financial Corp.	71,354
5,600		Century Leasing System, Inc.	59,608
28,100		Credit Saison Co. Ltd.	314,701
8,700		Daiko Clearing Services Corp.	35,227
343,000		Daiwa Securities Group, Inc.	1,726,196
10,320		Diamond Lease Co. Ltd.	310,901
370	@	Fidec Corp.	34,896
2,300		Fuyo General Lease Co. Ltd.	48,672
8,300		Hitachi Capital Corp.	100,914
6,100		IBJ Leasing Co. Ltd.	110,904
13,900		Ichinen Holdings Co. Ltd.	53,343
12,000		Ichiyoshi Securities Co. Ltd.	80,602
7,300		Iwai Securities Co. Ltd.	48,820
19,000		Jaccs Co. Ltd.	44,719
10,300		Japan Securities Finance Co. Ltd.	79,561
50	@	Kenedix, Inc.	16,179
2,000		Kosei Securities Co. Ltd.	1,962
9,400		Kyokuto Securities Co. Ltd.	74,038
14,500		Marusan Securities Co. Ltd.	79,193
11,000		Mito Securities Co. Ltd.	24,420
56,000	@	Mizuho Investors Securities Co. Ltd.	54,585
94,100	@	NIS Group Co. Ltd.	30,611
707,300		Nomura Holdings, Inc.	5,259,960
33,000		Okasan Securities Group, Inc.	159,828
19,170		ORIX Corp.	1,305,175
16,100		Osaka Securities Finance Co. Ltd.	34,631
4,900		Pocket Card Co. Ltd.	12,990
13,950		Promise Co. Ltd.	107,069
1,100		Ricoh Leasing Co. Ltd.	21,896
57		Risa Partners, Inc.	35,832
26		Secured Capital Japan Co. Ltd.	26,454
100,000		Shinko Securities Co. Ltd.	302,595
15,010		Takefuji Corp.	62,998
46,000		Tokai Tokyo Financial Holdings	180,173
19,000	@	Toyo Securities Co. Ltd.	34,685

			11,311,694

Shares			Value

Electric: 4.0%
124,600		Chubu Electric Power Co., Inc.	$2,972,405
54,300		Chugoku Electric Power Co., Inc.	1,037,027
27,300		Electric Power Development Co.	776,219
33,100		Hokkaido Electric Power Co., Inc.	600,461
38,700		Hokuriku Electric Power Co.	844,979
155,300		Kansai Electric Power Co., Inc.	3,504,586
79,800		Kyushu Electric Power Co., Inc.	1,643,634
1,700		Okinawa Electric Power Co., Inc.	90,788
37,900		Shikoku Electric Power Co.	979,252
94,100		Tohoku Electric Power Co., Inc.	1,864,822
236,000		Tokyo Electric Power Co., Inc.	5,923,231

			20,237,404

Electrical Components & Equipment: 1.6%
46,200		Brother Industries Ltd.	531,327
40,000		Casio Computer Co. Ltd.	320,216
52,000		Fujikura Ltd.	270,850
2,000		Funai Electric Co. Ltd.	100,444
113,000		Furukawa Electric Co. Ltd.	471,924
70,000		GS Yuasa Corp.	517,491
3,100		Helios Techno Holdings Co. Ltd.	8,633
3,800		Hirakawa Hewtech Corp.	26,820
17,000		Hitachi Cable Ltd.	51,413
617,000		Hitachi Ltd.	1,896,736
3,600		Icom, Inc.	77,776
39,000	@	Ikegami Tsushinki Co. Ltd.	29,492
7,000	@	Iwasaki Electric Co. Ltd.	12,370
11,000	@	Mitsubishi Cable Industries Ltd.	8,577
345,000		Mitsubishi Electric Corp.	2,562,886
1,600		Nihon Trim Co. Ltd.	32,322
6,000		Nippon Seisen Co. Ltd.	14,794
6,000		Nissin Electric Co. Ltd.	29,865
387,000	@, L	Sanyo Electric Co. Ltd.	714,838
5,000		Shin-Kobe Electric Machinery Co. Ltd.	49,973
27,000		Sinfonia Technology Co.	51,658
33,000	@	SWCC Showa Holdings Co. Ltd.	28,493
13,000		Takaoka Electric Manufacturing Co. Ltd.	39,118
29,000		Tokyo Rope Manufacturing Co. Ltd.	81,202
15,000	@	Toshiba Tec Corp.	56,854
18,400		Ushio, Inc.	306,842

			8,292,914

Electronics: 5.2%
7,000	@	A&D Co. Ltd	25,079
26,800		Advantest Corp.	698,167
3,000		Aichi Tokei Denki Co. Ltd	8,652
6,400		Alpha Corp.	45,900
35,200	@	Alps Electric Co. Ltd.	206,515
4,800		Chiyoda Integre Co. Ltd.	46,343
6,100		CMK Corp.	44,154
6,800		Cosel Co. Ltd.	81,444
41,000	@	Dainippon Screen Manufacturing Co. Ltd.	180,856
2,700		Daito Electron Co. Ltd.	11,300
2,200		Eizo Nanao Corp.	52,605
4,400		Enplas Corp.	83,958
2,200		ESPEC Corp.	10,743
3,800		Excel Co. Ltd.	43,373
19,000		Fujitsu General Ltd.	59,189
4,100		Futaba Corp.	72,512
11,200		Hamamatsu Photonics KK	272,821

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Electronics: (continued)
2,700		Hioki EE Corp.	$47,660
6,000		Hirose Electric Co. Ltd.	629,101
10,000		Hochiki Corp.	55,744
33,000		Hokuriku Electric Industry Co. Ltd.	56,291
6,700		Horiba Ltd.	160,977
9,100		Hosiden Corp.	97,446
84,900		Hoya Corp.	2,265,346
26,100		Ibiden Co. Ltd.	936,061
2,000		Idec Corp.	13,042
12,000		Japan Aviation Electronics Industry Ltd.	80,677
21,000		Jeol Ltd.	74,698
1,300		Kaga Electronics Co. Ltd.	12,842
6,000		Kanaden Corp.	31,664
7,500		Keyence Corp.	1,556,577
2,200		Kuroda Electric Co. Ltd.	32,039
31,500		Kyocera Corp.	2,774,219
2,000		Kyoei Sangyo Co. Ltd./Tokyo	4,108
5,500		Mabuchi Motor Co. Ltd.	272,585
900		Macnica, Inc.	13,582
6,100		Marubun Corp.	37,429
900		Maruwa Co. Ltd./Aichi	19,202
55,000		Minebea Co. Ltd.	298,457
12,100		Mitsumi Electric Co. Ltd.	213,719
900	@	Moritex Corp.	2,728
41,600		Murata Manufacturing Co. Ltd.	2,076,140
15,200	@	Mutoh Holdings Co. Ltd.	22,895
5,400		Nagano Keiki Co. Ltd.	33,764
376,000	@	NEC Corp.	971,930
46,000		NGK Insulators Ltd.	1,005,993
6,900		Nichicon Corp.	73,183
2,100		Nichiden Corp.	53,727
9,900		Nidec Copal Electronics Corp.	64,013
17,600		Nidec Corp.	1,626,643
3,400		Nihon Dempa Kogyo Co. Ltd.	61,622
4,300		Nippon Ceramic Co. Ltd.	53,152
22,000	@	Nippon Chemi-Con Corp.	80,523
67,000		Nippon Electric Glass Co. Ltd.	922,180
6,300		Nissha Printing Co. Ltd.	310,360
4,900		Nitto Kogyo Corp.	48,513
1,100		Okaya Electric Industries Co. Ltd.	2,976
39,100		Omron Corp.	703,206
1,300		Optex Co. Ltd.	11,785
2,000		Osaki Electric Co. Ltd.	17,963
5,800		Ryosan Co. Ltd.	136,460
1,800		Sanshin Electronics Co. Ltd.	12,358
1,500		Sato Corp.	15,582
6,200		Shinko Shoji Co. Ltd.	49,238
3,400		Siix Corp.	41,958
12,000		SMK Corp.	69,316
8,100		Soshin Electric Co. Ltd.	30,689
4,200		Star Micronics Co. Ltd.	34,666
800		Suzuden Corp.	3,786
15,000		Taiyo Yuden Co. Ltd.	194,194
10,000		Tamura Corp.	30,534
12,000		Tokimec, Inc.	15,676
1,500		Tokyo Denpa Co. Ltd.	9,415
7,500	@	Tokyo Seimitsu Co. Ltd.	90,625
836,000		Toshiba Corp.	4,638,881
22,500	@	Totoku Electric Co. Ltd.	20,348
8,000		Toyo Corp./Chuo-ku	61,287
3,500	@	UKC Holdings Corp.	45,847
6,400		Ulvac, Inc.	155,562
3,300		Unidux, Inc.	15,429

Shares			Value

Electronics: (continued)
63		Wacom Co. Ltd.	$137,397
14,100	@	Yamaichi Electronics Co. Ltd.	26,383
6,700		Yamatake Corp.	148,931
42,000		Yaskawa Electric Corp.	349,885
40,000		Yokogawa Electric Corp.	353,262

			26,458,082

Engineering & Construction: 1.2%
9,500		Airport Facilities Co. Ltd.	48,122
3,600		Asahi Kogyosha Co. Ltd	14,249
26,000	@	Asanuma Corp.	18,187
1,500		Asunaro Aoki Construction Co. Ltd.	7,992
32,000		Chiyoda Corp.	247,146
5,700		Chudenko Corp.	71,899
6,000		Commuture Corp.	37,940
13,300		COMSYS Holdings Corp.	139,911
10,000		Dai-Dan Co. Ltd.	52,133
16,000	@	Daiho Corp.	10,307
49,900	@	Fudo Tetra Corp.	28,567
3,000	@	Haltec Corp.	3,239
52,700		Hazama Corp.	47,145
10,800		Hibiya Engineering Ltd.	95,281
7,000		Hitachi Plant Technologies Ltd.	44,541
8,800		Japan Airport Terminal Co. Ltd.	119,345
39,000		JGC Corp.	718,679
195,000		Kajima Corp.	394,553
5,000		Kandenko Co. Ltd.	31,584
2,900	@	Kawada Technologies, Inc.	46,430
25,000		Kinden Corp.	211,842
15,000		Kitano Construction Corp.	37,056
5,000		Komai Tekko, Inc.	9,014
38,000	@	Kumagai Gumi Co. Ltd.	22,582
15,500		Kyowa Exeo Corp.	131,886
6,000		Kyudenko Corp.	35,853
19,000		Maeda Corp.	51,883
11,000		Maeda Road Construction Co. Ltd.	81,059
6,000		Matsui Construction Co. Ltd.	23,349
27,000		Mitsubishi Kakoki Kaisha Ltd.	68,899
5,000	@	Miyaji Engineering Group, Inc.	4,099
5,000		Nakano Corp.	9,297
6,000		NEC Networks & System Integration Corp.	72,473
14,000		Nippo Corp.	100,005
10,000		Nippon Densetsu Kogyo Co. Ltd.	80,730
2,000		Nippon Road Co. Ltd.	4,008
82,000		Nishimatsu Construction Co. Ltd.	89,294
115,000		Obayashi Corp.	391,443
3,000		Obayashi Road Corp.	4,541
39,000		Okumura Corp.	131,670
30,500	@	Penta-Ocean Construction Co. Ltd.	30,060
6,100	@	PS Mitsubishi Construction Co. Ltd.	20,160
5,800		Raito Kogyo Co. Ltd.	12,440
38,000	@	Sakurada Co. Ltd.	10,200
24,800	@	Sanix, Inc.	47,374
2,000		Sanki Engineering Co. Ltd.	14,041
18,000	@	Sata Construction Co. Ltd.	6,420
86,000	@	Seikitokyu Kogyo Co. Ltd.	45,916
131,000		Shimizu Corp.	470,528
8,500		Shinko Plantech Co. Ltd.	86,191
26,500		Shinnihon Corp.	39,660
4,600		SHO-BOND Holdings Co. Ltd.	76,085
2,700		Sumitomo Densetsu Co. Ltd.	13,403
26,700	@	Sumitomo Mitsui Construction Co. Ltd.	21,013

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Engineering & Construction: (continued)
1,000		Taihei Dengyo Kaisha Ltd.	$8,915
17,000		Taihei Kogyo Co. Ltd.	71,297
2,300		Taikisha Ltd.	30,892
179,000		Taisei Corp.	307,128
7,000		Takasago Thermal Engineering Co. Ltd.	60,005
12,000	@	Takuma Co. Ltd.	29,451
12,000	@	Tekken Corp.	10,374
13,000		Toa Corp.	12,810
7,000		TOA Road Corp.	9,229
50,000	@	Tobishima Corp.	9,678
38,000		Toda Corp.	121,788
5,000		Todentsu Corp.	9,021
11,000		Toenec Corp.	62,734
2,000		Tokyo Energy & Systems, Inc.	12,650
18,720	@	Tokyu Construction Co. Ltd.	45,498
13,100		Tomoe Corp.	29,475
1,000		Toshiba Plant Systems & Services Corp.	12,624
10,000		Totetsu Kogyo Co. Ltd.	54,980
73,000		Toyo Construction Co. Ltd.	32,128
27,000		Toyo Engineering Corp.	79,492
4,000		Tsukishima Kikai Co. Ltd.	23,830
8,100		Ueki Corp.	10,996
62,000	@	Wakachiku Construction Co. Ltd.	27,362
10,000		Yahagi Construction Co. Ltd.	64,938
11,000		Yamato Corp.	37,839
8,000		Yondenko Corp.	42,074
4,000		Yurtec Corp.	21,341

			5,870,273

Entertainment: 0.4%
1,300		Aeon Fantasy Co. Ltd.	13,919
2,200		Avex Group Holdings, Inc.	17,512
82,000	@	Columbia Music Entertainment, Inc.	28,583
3,400		Heiwa Corp.	34,765
1,700		Horipro, Inc.	13,177
3,000		Mars Engineering Corp.	72,418
9,900		Oriental Land Co. Ltd.	651,413
6,000		Resort Solution Co. Ltd.	9,675
9,300		Sankyo Co. Ltd.	465,682
21,000		Shochiku Co. Ltd.	186,423
8,000		Toei Co. Ltd.	42,634
27,700		Toho Co. Ltd.	449,943
33,000		Tokyo Theatres Co., Inc.	50,235
9,000		Tokyotokeiba Co. Ltd.	12,980
15,000		Yomiuri Land Co. Ltd.	49,940

			2,099,299

Environmental Control: 0.2%
1,400		Airtech Japan Ltd.	7,295
8,200		Asahi Holdings, Inc.	125,332
167,000	@	Hitachi Zosen Corp.	227,450
21,300		Kurita Water Industries Ltd.	669,194
6,500		Oyo Corp.	58,041

			1,087,312

Food: 1.6%
108,000	S	Ajinomoto Co., Inc.	1,016,492
4,400		Ariake Japan Co. Ltd.	65,725
3,200		Belc Co. Ltd.	29,613
8,100		Eco's Co. Ltd.	57,513
10,000		Ezaki Glico Co. Ltd.	111,535
10,700		Fuji Oil Co. Ltd.	156,766
5,000		Fujicco Co. Ltd.	57,980

Shares			Value

Food: (continued)
6,000	@	Fujiya Co. Ltd.	$11,118
5,000		Harashin Narus Holdings Co. Ltd.	56,979
37,000	@	Hayashikane Sangyo Co. Ltd.	47,065
6,000		Hohsui Corp.	6,669
12,400		House Foods Corp.	176,411
2,200		Hurxley Corp.	15,672
5,000		Inageya Co. Ltd.	51,503
25,000		Itoham Foods, Inc.	93,380
21,000		J-Oil Mills, Inc.	62,899
5,100		Kato Sangyo Co. Ltd.	93,343
41,000		Kikkoman Corp.	502,377
6,000		Kyodo Shiryo Co. Ltd.	7,317
20,000		Marudai Food Co. Ltd.	59,928
81,000		Maruha Nichiro Holdings, Inc.	110,560
7,100	@	Megmilk Snow Brand Co. Ltd.	104,440
13,400	@	MEIJI Holdings Co. Ltd.	506,380
2,300		Meito Sangyo Co. Ltd.	31,368
20,000		Mitsui Sugar Co. Ltd.	64,696
32,000		Miyoshi Oil & Fat Co. Ltd.	47,904
36,000		Morinaga & Co. Ltd.	75,537
36,000		Morinaga Milk Industry Co. Ltd.	142,337
19,000		Morozoff Ltd.	62,584
3,000		Nagatanien Co. Ltd.	27,860
8,000		Nakamuraya Co. Ltd.	41,094
5,100		Natori Co. Ltd.	44,106
54,000		Nichirei Corp.	187,471
28,000		Nippon Beet Sugar Manufacturing Co. Ltd.	72,533
15,000		Nippon Flour Mills Co. Ltd.	74,617
10,000	@	Nippon Formula Feed Manufacturing Co. Ltd.	10,875
33,000		Nippon Meat Packers, Inc.	382,051
45,600		Nippon Suisan Kaisha Ltd.	128,782
13,000		Nisshin Oillio Group Ltd.	65,355
35,500		Nisshin Seifun Group, Inc.	479,748
13,100		Nissin Food Products Co. Ltd.	427,908
600		OIE Sangyo Co. Ltd.	5,323
12,000		Prima Meat Packers Ltd.	12,260
22,600		QP Corp.	240,586
3,600		Rock Field Co. Ltd.	46,935
6,500		S Foods, Inc.	56,619
11,000		Showa Sangyo Co. Ltd.	35,625
15,000		Starzen Co. Ltd.	37,882
16,000		Toho Co. Ltd./Hyogo	59,526
32,000		Tohto Suisan Co. Ltd.	49,114
7,300		Torigoe Co. Ltd.	60,783
7,000		Toyo Sugar Refining Co. Ltd.	9,270
19,000		Toyo Suisan Kaisha Ltd.	438,152
2,900		Unicharm Petcare Corp.	88,580
1,600		Universe Co. Ltd.	20,774
6,000		Yaizu Suisankagaku Industry Co. Ltd.	69,582
24,300		Yakult Honsha Co. Ltd.	735,670
31,000		Yamazaki Baking Co. Ltd.	368,720
4,100		Yamazawa Co. Ltd.	57,556
1,300		Yaoko Co. Ltd.	40,904
4,000		Yokohama Reito Co. Ltd.	25,877
6,500		Yonekyu Corp.	55,387

			8,283,616

Food Service: 0.0%
5,400		Warabeya Nichiyo Co. Ltd.	60,326

			60,326

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Forest Products & Paper: 0.4%
9,000		Chuetsu Pulp & Paper Co. Ltd.	$15,399
17,000		Daio Paper Corp.	138,256
28,000		Hokuetsu Kishu Paper Co. Ltd.	139,628
19,800	@	Kanematsu-NNK Corp.	24,637
97,000		Mitsubishi Paper Mills Ltd.	114,048
19,429		Nippon Paper Group, Inc.	495,837
168,000		OJI Paper Co. Ltd.	703,894
3,900		Pack Corp.	53,761
26,800		Sumitomo Forestry Co. Ltd.	202,197
43,000		Tokushu Tokai Holdings Co. Ltd.	105,599
22,000	@	Tomoegawa Co. Ltd.	43,419
27,000		Tomoku Co. Ltd.	58,916

			2,095,591

Gas: 0.8%
18,000		Hokkaido Gas Co. Ltd.	47,550
394,000		Osaka Gas Co. Ltd.	1,327,893
36,000		Saibu Gas Co. Ltd.	98,348
7,000		Shizuoka Gas Co. Ltd.	45,011
87,000		Toho Gas Co. Ltd.	462,266
477,000		Tokyo Gas Co. Ltd.	1,904,008

			3,885,076

Hand/Machine Tools: 0.7%
3,000		Asahi Diamond Industrial Co. Ltd	21,528
2,000		Dijet Industrial Co. Ltd.	2,791
3,600		Disco Corp.	225,495
76,000		Fuji Electric Holdings Co. Ltd.	131,435
10,900		Hitachi Koki Co. Ltd.	125,327
1,200		Hitachi Tool Engineering Ltd.	11,018
24,100		Makita Corp.	827,789
31,000		Meidensha Corp.	139,845
14,600		Mori Seiki Co. Ltd.	131,844
9,000		Nitto Seiko Co. Ltd.	21,319
12,300		OSG Corp.	127,892
11,600		SMC Corp.	1,324,511
24,600		THK Co. Ltd.	437,459
8,000		Toyo Electric Manufacturing Co. Ltd.	64,065
2,600		Union Tool Co.	68,507

			3,660,825

Healthcare - Products: 0.6%
3,500		Aloka Co. Ltd.	24,689
3,600		As One Corp.	63,290
1,200		Create Medic Co. Ltd.	11,182
4,000		Hitachi Medical Corp.	33,400
1,800		Hogy Medical Co. Ltd.	87,432
4,000		Japan Medical Dynamic Marketing, Inc.	9,008
8,200		Nihon Kohden Corp.	130,549
5,100		Nipro Corp.	105,494
3,700		Paramount Bed Co. Ltd.	78,279
38,000		Shimadzu Corp.	253,103
5,200	S	Sysmex Corp.	271,892
28,500		Terumo Corp.	1,717,693
6,700		Topcon Corp.	33,515

			2,819,526

Healthcare - Services: 0.0%
2,900		BML, Inc.	79,158
4,100		Falco Biosystems Ltd.	39,149
523	@	I'rom Holdings Co. Ltd.	20,616

			138,923

Shares			Value

Holding Companies - Diversified: 0.0%
29,600	@	Sumiseki Holdings, Inc.	$29,303

			29,303

Home Builders: 0.6%
7,000	@	Daisue Construction Co. Ltd.	2,728
108,000		Daiwa House Industry Co. Ltd.	1,161,293
233,000	@	Haseko Corp.	166,232
9,600	@	Misawa Homes Co. Ltd.	29,279
2,000		Mitsui Home Co. Ltd.	9,616
43,000	@	Nissei Build Kogyo Co. Ltd.	23,052
2,000		PanaHome Corp.	12,877
71,000		Sekisui Chemical Co. Ltd.	441,684
115,000		Sekisui House Ltd.	1,044,008
23,000	@	SxL Corp.	10,157
4,900		Takamatsu Construction Group Co. Ltd.	61,872
540		Token Corp.	12,120

			2,974,918

Home Furnishings: 2.8%
7,200	@	Alpine Electronics, Inc.	76,360
1,500		Canon Electronics, Inc.	32,341
60,000	@	Clarion Co. Ltd.	61,598
2,000		Corona Corp.	26,584
1,900		Dainichi Co. Ltd.	11,659
3,600		Foster Electric Co. Ltd.	107,098
9,000		France Bed Holdings Co. Ltd.	12,881
7,100		Hoshizaki Electric Co. Ltd.	101,787
52,000	@	Janome Sewing Machine Co. Ltd.	30,719
99,200	@	JVC Kenwood Holdings, Inc.	46,233
361,400		Matsushita Electric Industrial Co. Ltd.	5,202,860
3,200	@	Miyakoshi Corp.	17,567
6,000		Nidec Sankyo Corp.	50,686
6,000		Noritz Corp.	78,352
36,000	@	Pioneer Corp.	111,643
595,000	@	Sansui Electric Co. Ltd.	31,943
176,000		Sharp Corp.	2,222,580
581,000	@	Silver Seiko Ltd.	37,430
197,500		Sony Corp.	5,741,675
71,000	@	Teac Corp.	26,147

			14,028,143

Household Products/Wares: 0.1%
5,600		King Jim Co. Ltd.	41,736
16,100		Kokuyo Co. Ltd.	128,494
5,100		Mitsubishi Pencil Co. Ltd.	65,299
80		Pilot Corp.	90,057

			325,586

Housewares: 0.0%
36,000		Danto Holdings Corp.	35,433
4,000		Noritake Co. Ltd.	10,560
7,200		Sangetsu Co. Ltd.	151,786

			197,779

Insurance: 2.0%
91,000		Aioi Insurance Co. Ltd.	436,203
32,000	@	Fuji Fire & Marine Insurance Co.	31,061
86,200		Mitsui Sumitomo Insurance Group Holdings, Inc.	2,201,651
134,000		Nipponkoa Insurance Co. Ltd.	762,934
31,000		Nissay Dowa General Insurance Co. Ltd.	148,749
166,000		Sompo Japan Insurance, Inc.	1,070,278
131		Sony Financial Holdings, Inc.	340,918

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Insurance: (continued)
53,600		T&D Holdings, Inc.	$1,102,302
148,900		Tokio Marine Holdings, Inc.	4,063,363

			10,157,459

Internet: 0.6%
6,000		Asahi Net, Inc.	18,677
73		Cybozu, Inc.	28,923
46		Dena Co. Ltd.	272,496
27		Dwango Co. Ltd.	50,518
190		eAccess Ltd.	111,674
421		Faith, Inc.	46,276
9,900		GMO internet, Inc.	39,995
9		Gourmet Navigator, Inc.	19,248
33		Internet Initiative Japan, Inc.	59,118
84		kabu.com Securities Co. Ltd.	81,124
10		Kakaku.com, Inc.	38,872
14		Macromill, Inc.	20,375
19,200		Matsui Securities Co. Ltd.	133,771
143		Monex Beans Holdings, Inc.	48,969
3,572		Softbank Investment Corp.	639,508
65	@	Softbrain Co. Ltd.	3,894
31		So-net Entertainment Corp.	70,391
20		So-net M3, Inc.	60,493
15,200		Trend Micro, Inc.	577,360
2,175		Yahoo! Japan Corp.	653,953

			2,975,635

Iron/Steel: 2.5%
21,000		Aichi Steel Corp.	92,516
7,000		Daido Metal Co. Ltd.	16,836
55,000		Daido Steel Co. Ltd.	204,180
41,000		Godo Steel Ltd.	88,702
22,000		Hitachi Metals Ltd.	211,659
83,500		JFE Holdings, Inc.	3,300,659
544,000		Kobe Steel Ltd.	985,837
35,000	@	Kurimoto Ltd.	33,634
3,700		Kyoei Steel Ltd.	68,190
20,000		Mitsubishi Steel Manufacturing Co. Ltd.	33,893
17,000		Nakayama Steel Works Ltd.	23,309
31,000	@	Nippon Kinzoku Co. Ltd.	49,027
25,000		Nippon Koshuha Steel Co. Ltd.	22,910
41,000		Nippon Metal Industry Co. Ltd.	61,796
1,064,000		Nippon Steel Corp.	4,311,318
22,500		Nippon Yakin Kogyo Co. Ltd.	86,797
160,000		Nisshin Steel Co. Ltd.	282,868
4,800		Osaka Steel Co. Ltd.	80,673
25,000		Sanyo Special Steel Co. Ltd.	109,311
707,000		Sumitomo Metal Industries Ltd.	1,900,445
14,700		Tokyo Steel Manufacturing Co. Ltd.	165,488
12,000		Tokyo Tekko Co. Ltd.	34,885
36,000		Topy Industries Ltd.	65,220
5,000		Toyo Kohan Co. Ltd.	26,097
8,000		Yamato Kogyo Co. Ltd.	261,562
20,000		Yodogawa Steel Works Ltd.	81,468

			12,599,280

Leisure Time: 0.5%
72		Accordia Golf Co. Ltd.	76,926
2,500		Central Sports Co. Ltd.	22,847
2,900		Daikoku Denki Co. Ltd.	49,485
11,000		Daiwa Seiko, Inc.	12,847
4,500		HIS Co. Ltd.	81,874

Shares			Value

Leisure Time: (continued)
7,000		Kawai Musical Instruments Manufacturing Co. Ltd.	$8,192
56,000	@	Kinki Nippon Tourist Co. Ltd.	44,191
3,000		Mizuno Corp.	14,737
69		Pacific Golf Group International Holdings KK	47,105
7,700		Renaissance, Inc.	25,629
5,300		Roland Corp.	47,413
5,400		Round One Corp.	32,027
42,400		Sega Sammy Holdings, Inc.	507,389
15,400		Shimano, Inc.	621,729
39		SRI Sports Ltd.	36,910
20,000		Tokyo Dome Corp.	59,372
26,300		Yamaha Corp.	316,875
45,800		Yamaha Motor Co. Ltd.	579,238

			2,584,786

Lodging: 0.0%
24,000		Fujita Kanko, Inc.	95,959
7,100		Resorttrust, Inc.	83,927
33,000	@	Tokai Kanko Co. Ltd.	9,567

			189,453

Machinery - Construction & Mining: 0.9%
12,200		Aichi Corp.	46,075
18,600		Hitachi Construction Machinery Co. Ltd.	487,560
32,000		Kato Works Co. Ltd.	53,824
12,000		Kitagawa Iron Works Co. Ltd.	10,713
172,500		Komatsu Ltd.	3,611,145
3,100		Maezawa Kyuso Industries Co. Ltd.	44,030
4,100		Modec, Inc.	78,566
54,300	@	Nippon Conveyor Co. Ltd.	41,689
17,000		Sakai Heavy Industries Ltd.	23,058
19,000		Tadano Ltd.	79,055

			4,475,715

Machinery - Diversified: 2.5%
5,200		Aida Engineering Ltd.	15,205
62,000		Amada Co. Ltd.	388,344
9,000		Anest Iwata Corp.	29,256
22,000		Chugai Ro Co. Ltd.	57,701
7,000		CKD Corp.	53,273
10,500		Daifuku Co. Ltd.	67,131
13,000		Daihen Corp.	46,721
2,600		Denyo Co. Ltd.	19,768
76,000	@	Ebara Corp.	328,220
36,000	@	Enshu Ltd.	28,065
38,200		Fanuc Ltd.	3,560,317
19,000		Furukawa Co. Ltd.	22,491
6,000		Hisaka Works Ltd.	59,506
15,000		Hosokawa Micron Corp.	55,289
43,000	@	Howa Machinery Ltd.	23,134
43,000	@	Iseki & Co. Ltd.	136,538
5,000	@	Ishikawa Seisakusho Ltd.	2,865
270,000	@	Ishikawajima - Harima Heavy Industries Co. Ltd.	430,586
60,000		Japan Steel Works Ltd.	765,064
55,000	@	Juki Corp.	56,566
291,000		Kawasaki Heavy Industries Ltd.	738,617
5,800		Kimura Chemical Plants Co. Ltd.	51,389
8,000		Kinki Sharyo Co. Ltd.	62,715
3,000		Komori Corp.	33,134
160,000		Kubota Corp.	1,468,134

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Machinery - Diversified: (continued)
5,800	@	Maezawa Industries, Inc.	$10,253
22,000	@	Makino Milling Machine Co.	84,169
14,000		Maruyama Manufacturing Co., Inc.	24,614
2,000		Max Co. Ltd.	19,997
626,000		Mitsubishi Heavy Industries Ltd.	2,207,881
6,000		Miura Co. Ltd.	151,893
2,400		Miyachi Corp.	16,230
15,000		Nabtesco Corp.	171,844
2,700		Nidec-Tosok Corp.	29,091
8,000		Nippon Sharyo Ltd.	50,965
10,000		Nippon Thompson Co. Ltd.	49,730
18,000		Nippon Yusoki Co. Ltd.	35,475
17,800	@	Nissei Plastic Industrial Co. Ltd.	41,703
800		Nitto Kohki Co. Ltd.	17,287
5,600		Obara Corp.	45,510
33,000	@	OKK Corp.	25,629
27,000		Okuma Corp.	141,338
15,000		O-M Ltd.	46,331
6,000		Organo Corp.	39,663
5,200	@	Pegasus Sewing Machine Manufacturing Co. Ltd.	8,319
3,200		Rheon Automatic Machinery Co. Ltd.	8,009
8,300		Shibuya Kogyo Co. Ltd.	71,436
2,200		Shima Seiki Manufacturing Ltd.	40,183
3,200		Sintokogio Ltd.	22,789
84,000	@	Sumitomo Heavy Industries	425,262
2,700		Teikoku Electric Manufacturing Co. Ltd.	50,079
4,100		Torishima Pump Manufacturing Co. Ltd.	89,167
25,000		Toshiba Machine Co. Ltd.	95,852
23,000		Toyo Kanetsu K K	41,682
1,300	@	Toyo Machinery & Metal Co. Ltd.	2,065
19,000		Tsubakimoto Chain Co.	74,737
17,000	@	Tsudakoma Corp.	20,588
9,000		Tsugami Corp.	21,127
8,000		Tsurumi Manufacturing Co. Ltd.	59,864
5,800		YAMABIKO Corp.	58,607
8,000		Yuken Kogyo Co. Ltd.	10,501
2,800		Yushin Precision Equipment Co. Ltd.	37,988

			12,847,887

Media: 0.3%
400		Amuse, Inc.	4,215
359		Fuji Television Network, Inc.	497,424
12,000		Gakken Holdings Co. Ltd.	30,473
2,100		Kadokawa Group Holdings, Inc.	49,149
3,840		Nippon Television Network Corp.	499,140
4,700		Shobunsha Publications, Inc.	28,207
88		Sky Perfect Jsat Corp.	35,047
19,100		Tokyo Broadcasting System, Inc.	268,443
74		TV Asahi Corp.	105,483
2,300		TV Tokyo Corp.	44,510

			1,562,091

Metal Fabricate/Hardware: 0.5%
21,000	@	Advanex, Inc.	15,673
26,000		Araya Industrial Co. Ltd.	33,926
14,000		Daido Kogyo Co. Ltd.	21,742
6,000		Daiichi Jitsugyo Co. Ltd.	15,595
23,000		Furukawa-Sky Aluminum Corp.	39,890
4,000		Hakudo Co. Ltd.	22,782
27,000		Hanwa Co. Ltd.	98,156
29,000		JFE Shoji Holdings, Inc.	103,953
20,000		Kitz Corp.	97,085

Shares			Value

Metal Fabricate/Hardware: (continued)
5,100		Maezawa Kasei Industries Co. Ltd.	$51,097
13,300		Maruichi Steel Tube Ltd.	265,551
9,100		MISUMI Group, Inc.	155,769
4,600	@	Mitsui High-Tec, Inc.	38,132
41,000		Nachi-Fujikoshi Corp.	88,832
9,200		Neturen Co. Ltd.	58,536
16,000		Nihon Spindle Manufacturing Co. Ltd.	22,031
3,000	@	Nippon Chutetsukan KK	3,843
2,800		Nippon Filcon Co. Ltd./Tokyo	13,931
73,000		NSK Ltd.	535,673
83,000		NTN Corp.	375,012
2,600		Oiles Corp.	36,393
1,800		Onoken Co. Ltd.	12,469
13,000	@	Ryobi Ltd.	34,065
2,700		Sato Shoji Corp.	13,466
32,000		Shinsho Corp.	53,654
13,000		Sumikin Bussan Corp.	24,890
9,500		Sumitomo Pipe & Tube Co. Ltd.	48,818
4,400		Tocalo Co. Ltd.	73,868
22,000		Toho Zinc Co. Ltd.	108,528

			2,463,360

Mining: 0.6%
12,000	@	Daiki Aluminium Industry Co. Ltd.	24,886
43,000		Dowa Holdings Co. Ltd.	237,922
219,000		Mitsubishi Materials Corp.	535,627
117,000	@	Mitsui Mining & Smelting Co. Ltd.	304,088
33,000		Mitsui Mining Co. Ltd.	37,381
12,000		Nippon Denko Co. Ltd.	71,658
58,000	@	Nippon Light Metal Co. Ltd.	49,997
9,000		Nittetsu Mining Co. Ltd.	42,248
25,000		Pacific Metals Co. Ltd.	189,710
63,000	@	Sumitomo Light Metal Industries Ltd.	50,163
99,000		Sumitomo Metal Mining Co. Ltd.	1,460,998
4,100		Sumitomo Titanium Corp.	112,995
7,200		Toho Titanium Co. Ltd.	109,549

			3,227,222

Miscellaneous Manufacturing: 1.6%
12,000	@	ABILIT Corp.	15,204
13,000		Achilles Corp.	18,238
12,300		Amano Corp.	105,564
38,000	@	Arrk Corp.	24,960
4,000		Bando Chemical Industries Ltd.	11,496
84,900		Fuji Photo Film Co. Ltd.	2,564,036
2,400		Fujikura Rubber Ltd.	8,414
1,300		Fukushima Industries Corp.	11,169
10,600		Glory Ltd.	235,744
9,900		Japan Cash Machine Co. Ltd.	87,954
6,500		JSP Corp.	68,485
3,000		Kimoto Co. Ltd.	35,429
15,000		Kinugawa Rubber Industrial Co. Ltd.	33,113
86,500		Konica Minolta Holdings, Inc.	891,402
26,000		Kureha Corp	128,230
2,700		LEC, Inc.	54,950
13,000		Mitsuboshi Belting Co. Ltd.	51,956
2,000		Morita Holdings Corp.	9,285
13,000		Nikkiso Co. Ltd.	73,071
68,600		Nikon Corp.	1,354,608
15,000	@	Nippon Pillar Packing Co. Ltd.	66,004
15,000		Nippon Valqua Industries Ltd.	28,366
4,600		Nitta Corp.	60,895
6,700		Noritsu Koki Co. Ltd.	45,536

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Miscellaneous Manufacturing: (continued)
3,700		Ohara, Inc.	$63,184
1,100		Oizumi Corp.	2,356
27,000		Okamoto Industries, Inc.	102,494
43,200		Olympus Corp.	1,392,811
4,000		Sekisui Plastics Co. Ltd.	18,930
6,000		Shinagawa Refractories Co. Ltd.	14,005
8,200		Shin-Etsu Polymer Co. Ltd.	48,684
5,100		Tamron Co. Ltd.	52,012
5,400		Tenma Corp.	60,848
4,600		Tokai Rubber Industries, Inc.	47,646
9,100	@	Towa Corp.	92,735
1,800		Toyo Tanso Co. Ltd.	87,504
4,000		TYK Corp.	8,484

			7,975,802

Office Furnishings: 0.0%
3,900		Inaba Seisakusho Co. Ltd.	38,711
1,600		Itoki Corp.	3,147
3,300		Komatsu Wall Industry Co. Ltd.	37,928
14,000		Okamura Corp.	64,272
1,400		Takano Co. Ltd.	6,843

			150,901

Office/Business Equipment: 2.4%
5,700		Canon Finetech, Inc.	75,028
229,600		Canon, Inc.	9,766,834
112,000		Ricoh Co. Ltd.	1,604,822
5,600		Riso Kagaku Corp.	44,819
25,100		Seiko Epson Corp.	405,626
17,000		Uchida Yoko Co. Ltd.	44,717

			11,941,846

Oil & Gas: 0.9%
8,800		AOC Holdings, Inc.	47,141
81,000		Cosmo Oil Co. Ltd.	170,199
3,600		Idemitsu Kosan Co. Ltd.	210,165
203		Inpex Holdings, Inc.	1,534,905
5,200		Japan Petroleum Exploration Co.	229,283
145,500		Nippon Mining Holdings, Inc.	624,457
253,000		Nippon Oil Corp.	1,172,936
33,900		Showa Shell Sekiyu KK	276,298
54,000		TonenGeneral Sekiyu KK	451,198

			4,716,582

Oil & Gas Services: 0.0%
5,000		Ishii Iron Works Co. Ltd.	8,787

			8,787

Packaging & Containers: 0.2%
21,000	@	Chugokukogyo Co. Ltd.	20,422
1,900		FP Corp.	85,754
5,700		Fuji Seal International, Inc.	117,137
3,100		Fujimori Kogyo Co. Ltd.	40,168
28,000		Hokkan Holdings Ltd.	65,439
23,000		Nihon Yamamura Glass Co. Ltd.	75,700
29,000		Rengo Co. Ltd.	172,368
3,000		Taisei Lamick Co. Ltd.	69,561
31,600		Toyo Seikan Kaisha Ltd.	481,398

			1,127,947

Pharmaceuticals: 4.4%
8,500		Alfresa Holdings Corp.	337,956
15,000		ASKA Pharmaceutical Co. Ltd.	102,820
84,600		Astellas Pharma, Inc.	3,156,329

Shares			Value

Pharmaceuticals: (continued)
42,300		Chugai Pharmaceutical Co. Ltd.	$790,653
117,300		Daiichi Sankyo Co. Ltd.	2,459,956
26,800		Dainippon Sumitomo Pharma Co. Ltd.	281,281
900		Eiken Chemical Co. Ltd.	8,307
47,600		Eisai Co. Ltd.	1,750,071
3		EPS Co. Ltd.	11,768
2,000		Fuso Pharmaceutical Industries Ltd.	5,973
10,300		Hisamitsu Pharmaceutical Co., Inc.	332,642
10,000		Kaken Pharmaceutical Co. Ltd.	84,965
5,000		Kissei Pharmaceutical Co. Ltd.	98,501
5,700		Kobayashi Pharmaceutical Co. Ltd.	228,396
10,000		Kyorin Co. Ltd.	146,506
48,000		Kyowa Hakko Kogyo Co. Ltd.	507,591
42,300		Mediceo Paltac Holdings Co. Ltd.	524,298
8,700		Miraca Holdings, Inc.	239,433
10,000		Mochida Pharmaceutical Co. Ltd.	89,449
16,000		Nippon Chemiphar Co. Ltd.	43,962
5,000		Nippon Shinyaku Co. Ltd.	55,908
6,100		Nissui Pharmaceutical Co. Ltd.	42,931
19,300		Ono Pharmaceutical Co. Ltd.	828,517
17,000		Rohto Pharmaceutical Co. Ltd.	196,074
10,800		Santen Pharmaceutical Co. Ltd.	346,925
2,600		Sawai Pharmaceutical Co. Ltd.	148,703
7,200		Seikagaku Corp.	75,592
4,600		Shin Nippon Biomedical Laboratories Ltd.	27,413
56,400		Shionogi & Co. Ltd.	1,222,828
15,000		SSP Co. Ltd.	79,828
13,600		Suzuken Co. Ltd.	447,274
33,000		Taisho Pharmaceutical Co. Ltd.	567,782
143,300		Takeda Pharmaceutical Co. Ltd.	5,904,141
41,000		Tanabe Seiyaku Co. Ltd.	511,592
11,700		Toho Pharmaceutical Co. Ltd.	140,153
4,100		Torii Pharmaceutical Co. Ltd.	77,739
1,200		Towa Pharmaceutical Co. Ltd.	55,339
11,300		Tsumura & Co.	365,312
9,100	@	VITAL KSK HOLDINGS, Inc.	53,721
6,000		Wakamoto Pharmaceutical Co. Ltd.	21,059
4,000		ZERIA Pharmaceutical Co. Ltd.	36,593

			22,406,281

Real Estate: 2.4%
17,600		Aeon Mall Co. Ltd.	340,979
8,300		Arnest One Corp.	84,243
17,000		Daibiru Corp.	122,466
47,000	@	Daikyo, Inc.	101,253
16,900		Daito Trust Construction Co. Ltd.	800,189
10,900	@	Daiwasystem Co. Ltd.	22,842
12,000	@	Econach Co. Ltd.	5,162
2,970		Goldcrest Co. Ltd.	83,167
16,000		Heiwa Real Estate Co. Ltd.	51,475
98	@	Hoosiers Corp.	9,585
11,100		Hulic Co. Ltd.	71,675
2,000		Iida Home Max	31,867
10,800		Keihanshin Real Estate Co. Ltd.	49,633
116		Land Business Co. Ltd.	22,214
45,000	@	LAND Co. Ltd.	20,208
23,600		Leopalace21 Corp.	97,787
2,700	@	Meiwa Estate Co. Ltd.	12,525
257,000		Mitsubishi Estate Co. Ltd.	4,103,229
163,000		Mitsui Fudosan Co. Ltd.	2,756,041
3,100		Nihon Eslead Corp.	26,675
6,700		Nisshin Fudosan Co	28,411

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Real Estate: (continued)
16,400		Nomura Real Estate Holdings, Inc.	$243,284
240		NTT Urban Development Corp.	160,209
8,400		Sankei Building Co. Ltd.	52,704
8,700		Shoei Co. Ltd./Chiyoda-ku	65,873
2,110		Sumitomo Real Estate Sales	87,539
89,000		Sumitomo Realty & Development Co. Ltd.	1,680,097
115	@	Sun Frontier Fudousan Co. Ltd.	18,006
1,016	@	Suncity Co. Ltd.	24,694
100		Tact Home Co. Ltd.	87,815
3,800	@	Takara Leben Co. Ltd.	24,274
19,900		TOC Co. Ltd.	75,532
11,000		Tokyo Rakutenchi Co. Ltd.	45,201
57,000		Tokyo Tatemono Co. Ltd.	219,263
5,000		Tokyo Tatemono Real Estate Sales Co. Ltd.	15,828
900		Tokyu Community Corp.	19,706
67,000		Tokyu Land Corp.	248,882
4,600		Tokyu Livable, Inc.	39,617
2,200	@	Touei Housing Corp.	18,425
5,000		Yuraku Real Estate Co. Ltd.	15,860
4,239	@	Zecs Co. Ltd.	74,143

			12,058,578

Retail: 3.5%
4,400		ABC-Mart, Inc.	122,057
129,400		Aeon Co. Ltd.	1,050,292
3,200	@	Aeon Hokkaido Corp.	9,441
8,600	@	Aigan Co. Ltd.	47,213
4,100		Alpen Co. Ltd.	60,991
21		Amiyaki Tei Co. Ltd.	42,879
1,800		AOKI Holdings, Inc.	17,911
4,900		Aoyama Trading Co. Ltd.	62,545
4,500		Arc Land Sakamoto Co. Ltd.	49,125
2,100		Arcs Co. Ltd.	27,617
3,000		Asahi Co. Ltd.	44,691
1,700		ASKUL Corp.	30,881
4,300		Autobacs Seven Co. Ltd.	127,946
4,500		Best Denki Co. Ltd.	15,676
87		BIC Camera, Inc.	30,960
49		Can Do Co. Ltd.	49,012
2,800		Cawachi Ltd.	50,207
2,800	@	Cecile Co. Ltd.	5,377
9,000		CFS Corp.	46,041
6,500		Chiyoda Co. Ltd.	84,061
4,900		Circle K Sunkus Co. Ltd.	60,445
51,500		Citizen Watch Co. Ltd.	297,609
3,120		Cocokara Fine Holdings, Inc.	56,756
15,000		Colowide Co. Ltd.	96,727
1,900		Cosmos Pharmaceutical Corp.	47,942
3,100		Create SD Holdings	59,170
16,300		Culture Convenience Club Co. Ltd.	78,144
24,300	@	Daiei, Inc.	83,656
4,100		Daisyo Corp.	54,582
3,200		Daiyu Eight Co. Ltd.	20,522
5,000		DCM Japan Holdings Co. Ltd.	29,075
5,500		Don Quijote Co. Ltd.	133,462
6,100		Doutor Nichires Holdings Co. Ltd.	78,571
19,500		EDION Corp.	210,683
12,300		FamilyMart Co. Ltd.	363,115
7,800		Fast Retailing Co. Ltd.	1,465,927
2,900		Felissimo Corp.	39,181
4,000		Fuji Co. Ltd.	75,263

Shares			Value

Retail: (continued)
1,000		Genki Sushi Co. Ltd.	$12,784
26		Geo Co. Ltd.	26,214
12,000	@	Goldwin, Inc.	22,105
6,000		Gourmet Kineya Co. Ltd.	34,572
680		Gulliver International Co.	47,574
9,000		H2O Retailing Corp.	52,116
6,200		Hard Off Corp. Co. Ltd.	29,314
5,200		Haruyama Trading Co. Ltd.	20,184
3,000		Heiwado Co. Ltd.	34,641
4,000		Hiday Hidaka Corp.	43,057
8,360		Honeys Co. Ltd.	48,233
2,300		Ichibanya Co. Ltd.	52,897
16,900	@	Image Holdings Co. Ltd.	40,798
63,000		Isetan Mitsukoshi Holdings Ltd.	568,846
10,600		Izumi Co. Ltd.	128,491
15,000		Izumiya Co. Ltd.	64,366
9,000	@	Izutsuya Co. Ltd.	3,701
88,000		J Front Retailing Co. Ltd.	388,633
11,000		Joshin Denki Co. Ltd.	85,874
3,250		Kappa Create Co. Ltd.	70,636
12,300		Kasumi Co. Ltd.	60,261
9,900		Keiyo Co. Ltd.	42,352
800		Kirindo Co. Ltd.	3,417
3,900		Kisoji Co. Ltd.	81,482
5,700		Kohnan Shoji Co. Ltd.	61,322
12,000		Kojima Co. Ltd.	70,380
4,800		Komeri Co. Ltd.	128,066
4,200		Kourakuen Corp.	53,539
6,300		K'S Holdings Corp.	189,122
18		Kura Corp.	47,961
2,500		Kuraudia Co. Ltd.	32,045
10,500		Lawson, Inc.	463,735
3,700		Life Corp.	63,638
1,200		Marche Corp.	9,171
6,000		Maruetsu, Inc.	25,881
37,400		Marui Co. Ltd.	230,285
26,000	@	Maruzen Co. Ltd.	21,267
5,100		Matsumotokiyoshi Holdings Co. Ltd.	112,272
2,500	@	Matsuya Co. Ltd.	22,513
5,800		Matsuya Foods Co. Ltd.	81,928
1,700		Megane TOP Co. Ltd.	18,537
2,200		Ministop Co. Ltd.	26,667
5,200		MOS Food Services, Inc.	82,527
12,800		Mr Max Corp.	60,778
1,170		Nihon Chouzai Co. Ltd.	25,126
9,300		Nishimatsuya Chain Co. Ltd.	81,792
16,400		Nissen Holdings Co. Ltd.	48,585
7,100		Nitori Co. Ltd.	528,468
5,000		Okuwa Co. Ltd.	47,821
5,000		Olympic Corp.	33,741
2,350		Pal Co. Ltd.	40,730
10,300		Parco Co. Ltd.	88,667
7,400		Paris Miki Holdings, Inc.	62,124
3,520		Point, Inc.	196,680
5,800		Poplar Co. Ltd.	34,871
7,800		Right On Co. Ltd.	60,199
4,500		Ringer Hut Co. Ltd.	57,402
4,200		Royal Holdings Co. Ltd.	42,933
4,100		Ryohin Keikaku Co. Ltd.	149,223
7,000	@	Sagami Chain Co. Ltd.	60,441
19,000	@	Sagami Co. Ltd.	28,819
6,300		Saizeriya Co. Ltd.	103,386
2,000		San-A Co. Ltd.	75,273

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Retail: (continued)
2,400		Sanei-International Co. Ltd.	$22,228
13,000		Scroll Corp.	43,595
17,000		Seiko Holdings Corp.	31,590
9,300		Senshukai Co. Ltd.	47,281
152,800		Seven & I Holdings Co. Ltd.	3,119,939
8,700		Shimachu Co. Ltd.	171,463
4,100		Shimamura Co. Ltd.	391,747
1,100		Sogo Medical Co. Ltd.	24,805
500		St. Marc Holdings Co. Ltd.	13,647
4,900		Studio Alice Co. Ltd.	42,543
6,000		Sugi Pharmacy Co. Ltd.	131,823
7,800		Sundrug Co. Ltd.	174,018
50,000		Takashimaya Co. Ltd.	318,587
9,000	@	Tasaki Shinju Co. Ltd.	9,848
400		Taya Co. Ltd.	2,930
4,000		Tobu Store Co. Ltd.	11,813
9,000	@	Tonichi Carlife Group, Inc.	9,706
2,000	@	Totenko Co. Ltd.	3,371
2,300		Tsuruha Holdings, Inc.	82,258
32,400		UNY Co. Ltd.	228,484
4,950		USS Co. Ltd.	302,179
2,700		Valor Co. Ltd.	20,915
1,400		Warehouse Co. Ltd.	5,982
4,400		WATAMI Co. Ltd.	79,176
4,100		Xebio Co. Ltd.	72,305
17,250		Yamada Denki Co. Ltd.	1,163,713
9,600		Yamato International, Inc.	33,897
1,100		Yamaya Corp.	8,544
2,000		Yellow Hat Ltd.	14,719
62		Yoshinoya D&C Co. Ltd.	66,649
5,900		Zensho Co. Ltd.	40,906

			17,446,877

Semiconductors: 1.0%
38,100	@	Elpida Memory, Inc.	620,953
5,300		Megachips Corp.	74,505
4,400		Mimasu Semiconductor Industry Co. Ltd.	52,867
9,200	@	NEC Electronics Corp.	76,415
11,000		New Japan Radio Co. Ltd.	21,171
14,600	@	Nihon Inter Electronics Corp.	37,921
18,800		Rohm Co. Ltd.	1,226,943
27,000		Sanken Electric Co. Ltd.	76,407
10,000	@	Shindengen Electric Manufacturing Co. Ltd.	22,264
2,300		Shinkawa Ltd.	36,516
10,200		Shinko Electric Industries	148,478
22,100		Sumco Corp.	390,516
31,000		Tokyo Electron Ltd.	1,989,830
3,000		Y.A.C. Co. Ltd.	21,170

			4,795,956

Shipbuilding: 0.1%
152,000		Mitsui Engineering & Shipbuilding Co. Ltd.	366,082
38,000		Sasebo Heavy Industries Co. Ltd.	84,237

			450,319

Software: 0.4%
3,000		Alpha Systems, Inc.	55,944
700		Argo Graphics, Inc.	6,804
8,800		Capcom Co. Ltd.	145,850
2,200		Computer Engineering & Consulting Ltd.	11,438

Shares			Value

Software: (continued)
6,100		Computer Institute of Japan Ltd.	$19,740
6,200		Cresco Ltd.	31,663
121		Cybernet Systems Co. Ltd.	49,750
900		Fuji Soft, Inc.	14,424
200	@	Fukui Computer, Inc.	661
1,000		Hitachi Business Solution Co. Ltd.	7,363
1,800		Hitachi Software Engineering Co. Ltd.	50,947
12,400		IT Holdings Corp.	141,930
8,700		Jastec Co. Ltd.	43,818
15,300		Konami Corp.	273,173
2,000		NEC Fielding Ltd.	49,061
5,000		Nihon Unisys Ltd.	35,782
900		Nippon Systemware Co. Ltd.	2,868
17,800		Nomura Research Institute Ltd.	350,056
3,700		NSD CO. Ltd.	38,174
1,550		OBIC Business Consultants Ltd.	60,766
6,000		Oracle Corp. Japan	249,991
4,100	@	Pixela Corp.	14,647
69		Simplex Technology, Inc.	31,791
116	@	Sourcenext Corp.	21,914
7,700		Square Enix Co. Ltd.	162,444
4,900		Sumisho Computer Systems Corp.	67,111
54		SystemPro Co. Ltd.	24,512
500		TDC Software Engineering, Inc.	4,157
8,200	@	TECMO KOEI HOLDINGS CO Ltd.	60,042
700		Tose Co. Ltd.	4,485
4,700	@	Trans Cosmos, Inc.	37,662
6,100		Zenrin Co. Ltd.	70,675

			2,139,643

Storage/Warehousing: 0.1%
27,000		Mitsubishi Logistics Corp.	318,531
5,000		Mitsui-Soko Co. Ltd.	18,108
25,000		Shibusawa Warehouse Co. Ltd.	83,752
29,000		Sumitomo Warehouse Co. Ltd.	131,529
4,000		Toyo Logistics Co. Ltd.	7,970
8,000		Toyo Wharf & Warehouse Co. Ltd.	14,381
25,000		Yamatane Corp.	33,380
7,300		Yasuda Warehouse Co. Ltd.	48,466

			656,117

Telecommunications: 3.6%
3,600		Aiphone Co. Ltd.	61,133
4,000		Denki Kogyo Co. Ltd.	17,463
4,600		Hikari Tsushin, Inc.	83,804
10,000		Hitachi Kokusai Electric, Inc.	87,301
1,320	@	Invoice, Inc.	19,742
36,000	@	Iwatsu Electric Co. Ltd.	28,743
5,000		Japan Radio Co. Ltd.	9,232
605		KDDI Corp.	3,204,512
5,500		Maspro Denkoh Corp.	47,236
154,400		Nippon Telegraph & Telephone Corp.	6,099,275
3,252		NTT DoCoMo, Inc.	4,538,128
148,000	@	Oki Electric Industry Ltd.	122,792
8,000	@	Saxa Holdings, Inc.	12,904
3,000		Seibu Electric Industry Co. Ltd.	11,346
159,500		Softbank Corp.	3,739,116
16		Telepark Corp.	28,430
16,000	@	Uniden Corp.	31,071

			18,142,228

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Textiles: 0.8%
43,000	@	Daito Woolen Spinning & Weaving Co. Ltd.	$29,705
17,000		Dynic Corp.	24,633
19,000		Fujibo Holdings, Inc.	30,937
14,000		Ichikawa Co. Ltd.	24,820
16,000	@	Kawashima Selkon Textiles Co. Ltd.	12,449
20,000		Komatsu Seiren Co. Ltd.	81,012
19,000		Kurabo Industries Ltd.	28,953
54,500		Kuraray Co. Ltd.	641,450
99,000		Mitsubishi Rayon Co. Ltd.	398,215
2,300		Nippon Felt Co. Ltd.	9,582
27,000		Nisshinbo Industries, Inc.	250,168
39,000		Nitto Boseki Co. Ltd.	66,779
27,000		Nitto Seimo Co. Ltd.	30,273
41,000	@	Sakai Ovex Co. Ltd.	35,318
1,600		Seiren Co. Ltd.	11,085
36,000		Suminoe Textile Co. Ltd.	43,076
153,000		Teijin Ltd.	494,324
10,000		Teikoku Sen-I Co. Ltd.	48,996
63,000		Toabo Corp.	37,894
245,000		Toray Industries, Inc.	1,332,954
119,000		Toyobo Co. Ltd.	186,557
98,000	@	Unitika Ltd.	73,606

			3,892,786

Toys/Games/Hobbies: 1.1%
37,500		Namco Bandai Holdings, Inc.	358,238
20,900		Nintendo Co. Ltd.	4,991,694
8,000		Sanrio Co. Ltd.	60,983
8,800		Tomy Co. Ltd.	72,232

			5,483,147

Transportation: 4.1%
3,000		Art Corp.	44,470
316		Central Japan Railway Co.	2,115,079
23,000	@	Daiichi Chuo KK	49,090
68,700		East Japan Railway Co.	4,347,386
21,000		Fuji Kyuko Co. Ltd.	107,122
34,000		Fukuyama Transporting Co. Ltd.	156,601
400		Hamakyorex Co. Ltd.	9,097
250,000		Hankyu Hanshin Holdings, Inc.	1,115,018
7,100		Hitachi Transport System Ltd.	90,995
18,500		Iino Kaiun Kaisha Ltd.	78,662
5,300		Inui Steamship Co. Ltd.	37,217
3,000		Japan Oil Transportation Co. Ltd.	6,099
17,000		Japan Transcity Corp.	48,596
7,000		Kanagawa Chuo Kotsu Co. Ltd.	38,515
93,000	@	Kawasaki Kisen Kaisha Ltd.	265,729
81,000		Keihan Electric Railway Co. Ltd.	316,522
100,000		Keihin Electric Express Railway Co. Ltd.	736,154
101,000		Keio Corp.	609,483
56,000		Keisei Electric Railway Co. Ltd.	306,348
600		Kimura Unity Co. Ltd.	4,647
334,000		Kintetsu Corp.	1,107,073
3,600		Kintetsu World Express, Inc.	93,773
2,500		KRS Corp.	25,371
15,000		Kyoei Tanker Co. Ltd.	31,863
3,700		Maruwn Corp.	8,822
28,000		Maruzen Showa Unyu Co. Ltd.	90,200
5,800		Meiji Shipping Co. Ltd.	26,033
4,000		Meito Transportation Co. Ltd.	34,077
180,000		Mitsui OSK Lines Ltd.	950,881
126,000		Nagoya Railroad Co. Ltd.	366,236
75,000		Nankai Electric Railway Co. Ltd.	298,025

Shares			Value

Transportation: (continued)
157,000		Nippon Express Co. Ltd.	$648,372
11,000		Nippon Konpo Unyu Soko Co. Ltd.	117,625
198,880		Nippon Yusen KK	612,518
49,000		Nishi-Nippon Railroad Co. Ltd.	184,184
116,000		Odakyu Electric Railway Co. Ltd.	890,219
1,900		Sakai Moving Service Co. Ltd.	43,012
44,000		Sankyu, Inc.	226,328
20,000		Seino Holdings Co. Ltd.	126,950
19,000		Senko Co. Ltd.	66,328
11,000		Shin-Keisei Electric Railway Co. Ltd.	43,861
24,000	@	Shinwa Kaiun Kaisha Ltd.	61,794
53,000		Sotetsu Holdings, Inc.	219,655
156,000		Tobu Railway Co. Ltd.	814,366
203,000		Tokyu Corp.	808,377
17,000		Tonami Holdings Co. Ltd.	33,931
317		West Japan Railway Co.	1,062,790
74,800		Yamato Holdings Co. Ltd.	1,041,220
3,100		Yusen Air & Sea Service Co. Ltd.	42,834

			20,559,548

Venture Capital: 0.0%
5,800		Jafco Co. Ltd.	140,369
100,000	@	Japan Asia Investment Co. Ltd.	55,018

			195,387

		Total Common Stock (Cost $ 475,555,108)	478,660,305

Principal Amount			Value
SHORT-TERM INVESTMENTS: 0.2%
Securities Lending Collateralcc: 0.2%
$746,000	Bank of New York Mellon Corp. Institutional Cash Reserves, Series A (1)		$746,000

	Total Short-Term Investments (Cost $746,000)		746,000

	Total Investments in Securities (Cost $476,301,108)*	95.0%	$479,406,305
	Other Assets and Liabilities - Net	5.0	25,364,409

	Net Assets	100.0%	$504,770,714

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
1	Collateral received from brokers for securities lending was invested in these short-term investments.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2009.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
*	Cost for federal income tax purposes is $477,485,562.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,676,645
Gross Unrealized Depreciation	(21,755,902)

Net Unrealized Appreciation	$1,920,743

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Advertising	$—	$1,390,246	$—	$1,390,246
Agriculture	—	3,391,888	17,716	3,409,604
Airlines	—	1,801,843	—	1,801,843
Apparel	—	1,293,997	—	1,293,997
Auto Manufacturers	—	41,385,092	—	41,385,092
Auto Parts & Equipment	—	14,176,023	—	14,176,023
Banks	572,110	42,316,557	—	42,888,667
Beverages	—	5,855,232	—	5,855,232
Building Materials	—	7,598,431	—	7,598,431
Chemicals	—	18,046,734	—	18,046,734
Coal	—	63,518	—	63,518
Commercial Services	43,596	7,428,585	—	7,472,181
Computers	—	5,469,095	—	5,469,095
Cosmetics/Personal Care	—	5,257,235	—	5,257,235
Distribution/Wholesale	—	21,464,197	—	21,464,197
Diversified Financial Services	—	11,311,694	—	11,311,694
Electric	—	20,237,404	—	20,237,404
Electrical Components & Equipment	—	8,292,914	—	8,292,914
Electronics	45,847	26,412,235	—	26,458,082
Engineering & Construction	10,200	5,860,073	—	5,870,273
Entertainment	—	2,099,299	—	2,099,299
Environmental Control	—	1,087,312	—	1,087,312
Food	104,440	8,179,176	—	8,283,616
Food Service	—	60,326	—	60,326
Forest Products & Paper	—	2,095,591	—	2,095,591
Gas	—	3,885,076	—	3,885,076
Hand/Machine Tools	—	3,660,825	—	3,660,825
Healthcare - Products	—	2,819,526	—	2,819,526
Healthcare - Services	—	138,923	—	138,923
Holding Companies - Diversified	—	29,303	—	29,303
Home Builders	—	2,974,918	—	2,974,918
Home Furnishings	69,373	13,958,770	—	14,028,143
Household Products/Wares	—	325,586	—	325,586
Housewares	—	197,779	—	197,779
Insurance	—	10,157,459	—	10,157,459
Internet	32,817	2,942,818	—	2,975,635
Iron/Steel	—	12,599,280	—	12,599,280
Leisure Time	—	2,584,786	—	2,584,786
Lodging	9,567	179,886	—	189,453
Machinery - Construction & Mining	—	4,475,715	—	4,475,715
Machinery - Diversified	—	12,847,887	—	12,847,887
Media	—	1,562,091	—	1,562,091
Metal Fabricate/Hardware	—	2,463,360	—	2,463,360
Mining	—	3,227,222	—	3,227,222

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Miscellaneous Manufacturing	—	7,975,802	—	7,975,802
Office Furnishings	—	150,901	—	150,901
Office/Business Equipment	—	11,941,846	—	11,941,846
Oil & Gas	—	4,716,582	—	4,716,582
Oil & Gas Services	—	8,787	—	8,787
Packaging & Containers	—	1,127,947	—	1,127,947
Pharmaceuticals	—	22,406,281	—	22,406,281
Real Estate	74,143	11,984,435	—	12,058,578
Retail	3,371	17,443,506	—	17,446,877
Semiconductors	—	4,795,956	—	4,795,956
Shipbuilding	—	450,319	—	450,319
Software	—	2,139,643	—	2,139,643
Storage/Warehousing	—	656,117	—	656,117
Telecommunications	—	18,142,228	—	18,142,228
Textiles	—	3,892,786	—	3,892,786
Toys/Games/Hobbies	—	5,483,147	—	5,483,147
Transportation	—	20,559,548	—	20,559,548
Venture Capital	—	195,387	—	195,387

Total Common Stock	965,464	477,677,125	17,716	478,660,305

Short-Term Investments	746,000	—	—	746,000

Total Investments, at value	$1,711,464	$477,677,125	$17,716	$479,406,305

Other Financial Instruments+:
Futures	271,619	—	—	271,619

Total Assets	$1,983,083	$477,677,125	$17,716	$479,677,924

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value
Common Stock	$—	$—			$—	$—	$—	$—	$17,716	$—	$17,716

Total Investments, at value	$—	$—	$—	$—	$—	$—	$—	$—	$17,716	$—	$17,716

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(149).

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING JAPAN EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

ING Japan Equity Index Portfolio Open Futures Contracts on December 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/(Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	263	03/11/10	$25,541,794	$271,619

			$25,541,794	$271,619

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets-Unrealized appreciation*	$271,619

Total Asset Derivatives		$271,619

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$(74,169)

Total	$(74,169)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Futures
Equity contracts	$271,619

Total	$271,619

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value

COMMON STOCK: 78.1%
Australia: 2.6%
1,642		AGL Energy Ltd.	$20,639
5,324		Amcor Ltd.	29,641
6,749		AMP Ltd.	40,766
2,611	@	Aquarius Platinum Ltd.	17,162
2,623	@	Asciano Group	4,246
747		ASX Ltd.	23,289
5,273		Australia & New Zealand Banking Group Ltd.	107,455
7,267		BHP Billiton Ltd.	278,084
1,505		Billabong International Ltd.	14,725
3,180		Boral Ltd.	16,879
3,106		Brambles Ltd.	18,838
3,158		Commonwealth Bank of Australia	154,179
1,821		Crown Ltd.	13,030
1,293		CSL Ltd.	37,600
4,745	@	Fortescue Metals Group Ltd.	18,769
6,859		Foster’s Group Ltd.	33,741
4,484		Incitec Pivot Ltd.	14,183
4,811		Insurance Australia Group	17,280
705		Leighton Holdings Ltd.	23,898
557		Macquarie Group Ltd.	23,865
3,867		National Australia Bank Ltd.	94,370
1,007		Newcrest Mining Ltd.	31,896
4,608		OneSteel Ltd.	13,840
1,202		Orica Ltd.	27,946
2,288		Origin Energy Ltd.	34,424
11,857	@	Oxiana Ltd.	12,638
2,327	@	Paladin Resources Ltd.	8,686
4,545		Qantas Airways Ltd.	12,126
2,649		QBE Insurance Group Ltd.	60,451
832		Rio Tinto Ltd.	55,540
2,107		Santos Ltd.	26,537
772		Sims Group Ltd.	15,126
1,135		Sonic Healthcare Ltd.	15,632
5,433		Suncorp-Metway Ltd.	42,062
2,898		TABCORP Holdings Ltd.	17,980
9,854		Telstra Corp. Ltd.	30,295
3,994		Toll Holdings Ltd.	31,189
110		Transurban Group	544
1,783		Wesfarmers Ltd.	49,843
6,435		Westpac Banking Corp.	145,358
807		Woodside Petroleum Ltd.	34,033
3,052		Woolworths Ltd.	76,546
758		WorleyParsons Ltd.	19,682

			1,765,013

Austria: 0.2%
470		Andritz AG	27,096
992		Erste Bank der Oesterreichischen Sparkassen AG	36,862
702		Evn AG	13,251
777		OMV AG	34,092
255		Raiffeisen International Bank Holding AG	14,246

			125,547

Barbados: 0.1%
200		Everest Re Group Ltd.	17,136
1,050	@	Nabors Industries Ltd.	22,985

			40,121

Shares			Value

Belgium: 0.3%
1,314		Anheuser-Busch InBev NV	$68,022
778		Belgacom S.A.	28,244
414		Delhaize Group	31,671
1,259	@	Dexia S.A.	7,925
4,941	@	Fortis	18,290
521	@	KBC Groep NV	22,385
402		UCB S.A.	16,779
682		Umicore	22,751

			216,067

Bermuda: 0.3%
200	@	Arch Capital Group Ltd.	14,310
200	@	Central European Media Enterprises Ltd.	4,722
300		Lazard Ltd.	11,391
1,000	@	Marvell Technology Group Ltd.	20,750
200		PartnerRe Ltd.	14,932
200		RenaissanceRe Holdings Ltd.	10,630
1,000		SeaDrill Ltd. ADR	25,443
1,350		Tyco Electronics Ltd.	33,143
1,100		Tyco International Ltd.	39,248

			174,569

Brazil: 0.6%
2,050		Banco Bradesco S.A.	35,313
2,600		Banco do Brasil S.A.	44,354
5,200		BM&F Bovespa S.A.	36,588
1,000		Centrais Eletricas Brasileiras S.A.	20,873
1,100		Cia Siderurgica Nacional S.A.	35,382
2,800		CIA Vale do Rio Doce	79,609
900		CPFL Energia S.A.	18,253
600		Perdigao S.A.	15,636
5,200		Petroleo Brasileiro S.A.	124,400

			410,408

Canada: 3.4%
300		Agnico-Eagle Mines Ltd.	16,327
200		Agrium, Inc.	12,510
1,064		ARC Energy Trust	20,286
950		Bank of Montreal	50,731
2,000		Bank of Nova Scotia	94,124
1,750		Barrick Gold Corp.	69,374
850		BCE, Inc.	23,569
2,900		Bombardier, Inc. - Class B	13,310
850		Bonavista Energy Trust	18,124
1,350		Brookfield Asset Management, Inc. - Class A	30,192
950		Brookfield Properties Co.	11,627
1,100		Cameco Corp.	35,687
800		Canadian Imperial Bank of Commerce	52,130
800		Canadian National Railway Co.	43,861
1,200		Canadian Natural Resources Ltd.	87,202
300		Canadian Pacific Railway Ltd.	16,290
600		Canadian Utilities Ltd.	25,099
1,750		Cenovus Energy, Inc.	44,342
1,950	@	CGI Group, Inc. - Class A	26,551
700		Cresent Point Energy Corp.	26,431
814		Enbridge, Inc.	37,849
1,750		EnCana Corp.	57,076
700		Enerplus Resources Fund	16,204
1,350		Ensign Energy Services, Inc.	19,362
850		Finning International, Inc.	13,556
200		First Quantum Minerals Ltd.	15,348
600	@	Gildan Activewear, Inc.	14,744

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Canada: (continued)
1,400		GoldCorp, Inc.	$55,352
950		Great-West Lifeco, Inc.	24,417
900		Husky Energy, Inc.	25,885
800		Imperial Oil Ltd.	31,102
700		Industrial Alliance Insurance	21,552
200	@	Inmet Mining Corp.	12,197
1,850	@	Ivanhoe Mines Ltd.	27,436
1,550		Kinross Gold Corp.	28,707
3,580		Manulife Financial Corp.	66,168
300		National Bank of Canada	17,280
952		Nexen, Inc.	22,957
1,792		Pengrowth Energy Trust	17,391
1,436		Penn West Energy Trust	25,470
750		Potash Corp. of Saskatchewan	82,031

1,050		Power Corp. of Canada	29,326
2,503		Provident Energy Trust	16,944
900	@	Research In Motion Ltd.	61,124
150		Ritchie Brothers Auctioneers, Inc.	3,398
1,200		Rogers Communications, Inc. - Class B (Canadian Denominated Security)	37,508
2,764		Royal Bank of Canada	149,055
700		Saputo, Inc.	20,581
1,050		Shaw Communications, Inc. - Class B	21,756
2,600		Sherritt International Corp.	16,333
750		Shoppers Drug Mart Corp.	32,564
1,050		Sun Life Financial, Inc.	30,370
3,230		Suncor Energy, Inc.	114,919
1,650		Talisman Energy, Inc.	31,064
600	@	Teck Cominco Ltd. - Class A	21,582
1,423	@	Teck Cominco Ltd. - Class B	50,098
600		TELUS Corp.	19,569
827		Thomson Corp.	26,846
900		Tim Hortons, Inc.	27,459
1,752		Toronto Dominion Bank	110,496
300		Transalta Corp.	6,735
1,214		TransCanada Corp.	42,009
600		TSX Group, Inc.	19,007
2,050		Yamana Gold, Inc. (Canadian Denominated Security)	23,522

			2,262,116

Chile: 0.0%
2,723		S.A.C.I. Falabella, S.A.	16,071

			16,071

China: 1.2%
14,000	@	Aluminum Corp. of China Ltd.	15,251
6,000		Angang New Steel Co. Ltd.	13,084
70,000		Bank of China Ltd.	37,617
20,000	@	Beijing Capital International Airport Co. Ltd.	13,132
10,000		China Coal Energy Co. - Class H	18,146
127,000		China Construction Bank	108,477
14,000		China COSCO Holdings Co. Ltd.	17,040
14,000		China Life Insurance Co. Ltd.	68,506
12,000		China Oilfield Services Ltd.	14,233
36,000		China Petroleum & Chemical Corp.	31,718
9,000		China Shenhua Energy Co. Ltd.	43,689
6,000		China Shipping Development Co. Ltd.	8,923
48,000		China Telecom Corp. Ltd.	19,849
28,000		Datang International Power Generation Co. Ltd.	11,969
16,000		Fujian Zijin Mining Industry Co. Ltd.	15,166

Shares			Value

China: (continued)
32,000		Huaneng Power International, Inc.	$17,917
113,000		Industrial and Commercial Bank of China Ltd.	93,063
3,000		Jiangxi Copper Co. Ltd.	7,016
14,000		Parkson Retail Group Ltd.	24,636
36,000		PetroChina Co. Ltd.	42,799
28,000	@	PICC Property & Casualty Insurance	25,056
3,500		Ping An Insurance Group Co. of China Ltd.	30,433
300	@	Suntech Power Holdings Co. Ltd. ADR	4,989
1,400		Tencent Holdings Ltd.	30,279
14,000		Tingyi Cayman Islands Holding Corp.	34,643
47,000		Want Want China Holdings Ltd.	32,822
16,000		Yanzhou Coal Mining Co. Ltd.	34,994

			815,447

Czech Republic: 0.0%
339		CEZ A/S	15,917

			15,917

Denmark: 0.3%
1		AP Moller - Maersk A/S - Class A	6,755
170		Coloplast A/S	15,373
283		D/S Norden	11,392
904	@	Danske Bank A/S	20,294
1,356	@	DSV A/S	24,575
255	@	Genmab A/S	4,030
791		Novo-Nordisk A/S	50,499
226		Novozymes A/S	23,513
339		TDC A/S	15,888
452	@	Vestas Wind Systems A/S	27,519
339	@	William Demant Holding	25,480

			225,318

Finland: 0.5%
1,262		Elisa OYJ	28,804
1,033		Fortum OYJ	28,025
884		Kone OYJ	37,883
648		Metso OYJ	22,794
963		Neste Oil OYJ	17,113
7,596		Nokia OYJ	98,216
1,083		Orion OYJ	23,356
857		Rautaruukki OYJ	19,824
1,610		Sampo OYJ	39,220
1,082		UPM-Kymmene OYJ	12,864
518		Wartsila OYJ	20,763

			348,862

France: 3.6%
568		Accor S.A.	31,082
799	@	Air France-KLM	12,539
414		Air Liquide	49,236
5,441	@	Alcatel S.A.	18,321
386		Alstom	26,995
3,794		AXA S.A.	89,079
1,964		BNP Paribas	155,780
413		Bourbon S.A.	15,511
938		Bouygues S.A.	48,587
593		Capgemini S.A.	27,053
1,070		Carrefour S.A.	51,324
291		Casino Guichard Perrachon S.A.	25,927
226		Christian Dior S.A.	23,160
1,188		Cie de Saint-Gobain	64,445

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

France: (continued)
588		Cie Generale D’Optique Essilor International S.A.	$35,169
622	@	Compagnie Generale de Geophysique S.A.	13,222
474		Compagnie Generale des Etablissements Michelin	36,303
1,769		Credit Agricole S.A.	31,046
440		Dassault Systemes S.A.	25,056
572		Electricite de France	33,996
977		Eutelsat Communications	31,346
4,017		France Telecom S.A.	100,378
2,544		Gaz de France	110,209
1,336		Groupe Danone	81,899
196		Hermes International	26,092
507		Lafarge S.A.	41,754
370		L’Oreal S.A.	41,324
533		LVMH Moet Hennessy Louis Vuitton S.A.	59,764
3,761	@	Natixis	18,780
217		Neopost S.A.	17,910
228		Nexans S.A.	18,111
443		Pernod-Ricard S.A.	37,881
278		PPR	33,370
308		Remy Cointreau S.A.	15,667
435	@	Renault S.A.	22,315
951	@	Rhodia S.A.	16,953
1,384		Safran S.A.	27,042
2,113		Sanofi-Aventis	166,172
469		Schneider Electric S.A.	54,532
1,419		Societe Generale	98,592
415		Sodexho Alliance S.A.	23,613
1,153		Suez Environnement S.A.	26,587
404		Thales S.A.	20,764
4,492		Total S.A.	288,521
355	@	Valeo S.A.	12,425
111		Vallourec	20,082
1,043		Veolia Environnement	34,381
787		Vinci S.A.	44,285
2,710		Vivendi	80,432
238		Wendel Investissement	14,462
328		Zodiac S.A.	13,642

			2,413,116

Germany: 2.6%
404		Adidas AG	21,883
949		Allianz AG	117,638
107		AMB Generali Holding AG	11,268
164		Axel Springer AG	17,619
2,055		BASF AG	127,185
1,619		Bayer AG	129,558
1,013		Bayerische Motoren Werke AG	46,114
414		Celesio AG	10,483
1,229	@	Commerzbank AG	10,315
1,942		DaimlerChrysler AG	103,438
1,336		Deutsche Bank AG	94,469
348		Deutsche Boerse AG	28,818
1,961		Deutsche Post AG	37,900
6,292		Deutsche Telekom AG	92,302
3,678		E.ON AG	154,380
226		EnBW Energie Baden-Wuerttemberg AG	12,959
633		Fresenius Medical Care AG & Co. KGaA	33,579
697		Henkel KGaA	31,226
274		Hochtief AG	20,897
4,134	@	Infineon Technologies AG	22,999
386		K+S AG	22,015

Shares			Value

Germany: (continued)
307		Linde AG	$36,988
395		MAN AG	30,649
173		Merck KGaA	16,222
301		MTU Aero Engines Holding AG	16,382
377		Muenchener Rueckversicherungs AG	58,721
914		Rhoen Klinikum AG	22,245
810		RWE AG	78,604
229		Salzgitter AG	22,439
1,720		SAP AG	81,998
1,754		Siemens AG	160,966
390		Solarworld AG	8,583
799		ThyssenKrupp AG	30,036
197		Volkswagen AG	21,827
92		Wacker Chemie AG	16,003

			1,748,708

Greece: 0.1%
1,074	@	Emporiki Bank of Greece S.A.	6,708
1,631	@	National Bank of Greece S.A.	41,903
1,320		Piraeus Bank S.A.	15,147
841	@	Public Power Corp.	15,597

			79,355

Guernsey: 0.0%
950	@	Amdocs Ltd.	27,104

			27,104

Hong Kong: 1.1%
12,000		Agile Property Holdings Ltd.	17,419
7,604		BOC Hong Kong Holdings Ltd.	17,084
2,000		Cheung Kong Holdings Ltd.	25,700
10,000		China Everbright Ltd.	24,488
2,000		China Merchants Holdings International Co. Ltd.	6,452
10,500		China Mobile Ltd.	97,697
10,320		China Overseas Land & Investment Ltd.	21,623
6,000		China Resources Enterprise	21,797
4,000		China Resources Land Ltd.	9,004
6,600		China Resources Power Holdings Co.	13,075
16,294		China Unicom Ltd.	21,382
5,000		Citic Pacific Ltd.	13,354
4,000		CLP Holdings Ltd.	27,070
32,000		CNOOC Ltd.	49,854
12,000		Cosco Pacific Ltd.	15,229
2,700		Dairy Farm International Holdings Ltd.	16,126
4,188		Esprit Holdings Ltd.	27,786
2,000		Hang Seng Bank Ltd.	29,424
14,000		Hong Kong & China Gas	35,114
2,300		Hong Kong Exchanges and Clearing Ltd.	40,923
4,500		HongKong Electric Holdings	24,513
4,700		Hongkong Land Holdings Ltd.	23,265
400		Hopewell Highway Infrastructure Ltd.	244
5,000		Hopewell Holdings	16,121
3,000		Hutchison Whampoa Ltd.	20,526
6,000		Hysan Development Co. Ltd.	16,981
400		Jardine Matheson Holdings Ltd.	12,017
500		Jardine Strategic Holdings Ltd.	8,767
4,000		Li & Fung Ltd.	16,538
34,000	@	PCCW Ltd.	8,189
2,000		Sun Hung Kai Properties Ltd.	29,738
1,356		Swire Pacific Ltd.	16,399
3,000		Wharf Holdings Ltd.	17,217

			741,116

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Hungary: 0.1%
226	@	Mol Magyar Olaj- es Gazipari Rt	$20,371
678	@	OTP Bank Nyrt	19,424
113		Richter Gedeon Nyrt	25,650

			65,445

Indonesia: 0.2%
36,500		Bank Rakyat Indonesia	29,336
49,000		Bumi Resources Tbk PT	12,476
57,500		Perusahaan Gas Negara PT	23,761
38,500		Telekomunikasi Indonesia Tbk PT	38,324

			103,897

Ireland: 0.3%
1,150		Accenture PLC	47,725
3,232	@	Bank of Ireland - London Exchange	6,063
1,100		Covidien PLC	52,679
1,782		CRH PLC	48,481
650		Ingersoll-Rand PLC	23,231
2,360	@	Irish Life & Permanent PLC	11,005

			189,184

Israel: 0.2%
600	@	Check Point Software Technologies	20,328
1,736		Teva Phaemaceutical Industries Ltd.	97,553

			117,881

Italy: 1.2%
1,063		ACEA S.p.A.	11,395
6,996		AEM S.p.A.	14,678
2,756		Assicurazioni Generali S.p.A.	74,247
1,638		Banca Popolare dell’Emilia Romagna Scrl	24,400
2,203		Banca Popolare di Sondrio Scarl	22,461
1,183		Banche Popolari Unite Scpa	16,957
2,122		Bulgari S.p.A.	17,477
531		Credito Bergamasco S.p.A	17,677
15,370		Enel S.p.A.	88,983
4	@	Eni Certificate S.p.A.	—
5,173		ENI S.p.A.	131,734
2,146	@	Fiat S.p.A	31,404
1,070		Finmeccanica S.p.A.	17,132
708		Fondiaria-Sai S.p.A.	11,255
20,692	@	Intesa Sanpaolo S.p.A.	93,114
876		Luxottica Group S.p.A.	22,650
9,046		Parmalat S.p.A	25,290
748		Saipem S.p.A.	25,814
2,496		Snam Rete Gas S.p.A.	12,396
18,472		Telecom Italia S.p.A.	28,815
25,067		Telecom Italia S.p.A. RNC	27,842
27,955	@	UniCredito Italiano S.p.A.	93,475

			809,196

Japan: 5.7%
800		Advantest Corp.	20,841
2,700		Aeon Co. Ltd.	21,915
1,000		Ajinomoto Co., Inc.	9,412
3,000		All Nippon Airways Co. Ltd.	8,143
2,000		Amada Co. Ltd.	12,527
1,800		Asahi Breweries Ltd.	33,151
2,000		Asahi Glass Co. Ltd.	19,024
1,000		Asics Corp.	8,975
1,100		Astellas Pharma, Inc.	41,040
100		Benesse Corp.	4,181
1,400		Bridgestone Corp.	24,696

Shares			Value

Japan: (continued)
2,000		Canon, Inc.	$85,077
1,100		Casio Computer Co. Ltd.	8,806
5		Central Japan Railway Co.	33,466
1,200		Chubu Electric Power Co., Inc.	28,627
800		Chugai Pharmaceutical Co. Ltd.	14,953
800		Chugoku Electric Power Co., Inc.	15,278
2,300		Citizen Watch Co. Ltd.	13,291
1,000		Dai Nippon Printing Co. Ltd.	12,750
1,400		Daiichi Sankyo Co. Ltd.	29,360
300		Daito Trust Construction Co. Ltd.	14,205
2,000		Daiwa Securities Group, Inc.	10,065
1,100		Denso Corp.	33,239
800		East Japan Railway Co.	50,625
700		Eisai Co. Ltd.	25,736
300		Fanuc Ltd.	27,961
100		Fast Retailing Co. Ltd.	18,794
800		Fuji Photo Film Co. Ltd.	24,161
3,400		Fujitsu Ltd.	22,061
3,000		Furukawa Electric Co. Ltd.	12,529
800		Hitachi Construction Machinery Co. Ltd.	20,970
3,000		Hitachi Ltd.	9,222
2,000		Hitachi Metals Ltd.	19,242
800		Hokkaido Electric Power Co., Inc.	14,513
800		Hokuriku Electric Power Co.	17,467
3,200		Honda Motor Co. Ltd.	108,572
1,000		Hoya Corp.	26,683
700		Ibiden Co. Ltd.	25,105
14,000	@	Ishikawajima - Harima Heavy Industries Co. Ltd.	22,327
7,000		Isuzu Motors Ltd.	13,149
2,000		Itochu Corp.	14,774
2,000		J Front Retailing Co. Ltd.	8,833
9,000	@	Japan Airlines Corp.	6,470
200		Japan Petroleum Exploration Co.	8,819
11		Japan Tobacco, Inc.	37,141
1,200		JFE Holdings, Inc.	47,435
300		JSR Corp.	6,106
3,000		Kajima Corp.	6,070
1,600		Kansai Electric Power Co., Inc.	36,106
1,100		Kao Corp.	25,780
9,000		Kawasaki Heavy Industries Ltd.	22,844
7		KDDI Corp.	37,077
2,000		Keio Corp.	12,069
110		Keyence Corp.	22,830
6,000		Kintetsu Corp.	19,888
2,000		Kirin Brewery Co. Ltd.	32,074
1,900		Komatsu Ltd.	39,775
1,000		Konica Minolta Holdings, Inc.	10,305
2,000		Kubota Corp.	18,352
1,500		Kuraray Co. Ltd.	17,655
600		Kurita Water Industries Ltd.	18,851
600		Kyocera Corp.	52,842
1,000		Kyowa Hakko Kogyo Co. Ltd.	10,575
800		Kyushu Electric Power Co., Inc.	16,478
300		Lawson, Inc.	13,250
900		Makita Corp.	30,913
6,000		Marubeni Corp.	33,144
3,400		Matsushita Electric Industrial Co. Ltd.	48,948
4,500		Mitsubishi Chemical Holdings Corp.	19,163
2,300		Mitsubishi Corp.	57,290
3,000		Mitsubishi Electric Corp.	22,286
2,000		Mitsubishi Estate Co. Ltd.	31,932
8,000		Mitsubishi Heavy Industries Ltd.	28,216

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Japan: (continued)
18,900		Mitsubishi UFJ Financial Group, Inc.	$93,097
3,400		Mitsui & Co. Ltd.	48,233
8,000		Mitsui Engineering & Shipbuilding Co. Ltd.	19,267
1,000		Mitsui Fudosan Co. Ltd.	16,908
2,000		Mitsui OSK Lines Ltd.	10,565
900		Mitsui Sumitomo Insurance Group Holdings, Inc.	22,987
23,400		Mizuho Financial Group, Inc.	42,080
600		Murata Manufacturing Co. Ltd.	29,944
5,200		Nagoya Railroad Co. Ltd.	15,115
1,600		Namco Bandai Holdings, Inc.	15,285
1,000		NGK Insulators Ltd.	21,869
200		Nidec Corp.	18,485
200		Nintendo Co. Ltd.	47,767
1,000		Nippon Electric Glass Co. Ltd.	13,764
3,000		Nippon Express Co. Ltd.	12,389
800		Nippon Paper Group, Inc.	20,416
3,000		Nippon Sheet Glass Co. Ltd.	8,597
8,000		Nippon Steel Corp.	32,416
1,600		Nippon Telegraph & Telephone Corp.	63,205
5,600	@	Nissan Motor Co. Ltd.	49,212
600		Nissin Food Products Co. Ltd.	19,599
3,800		Nomura Holdings, Inc.	28,259
800		Nomura Research Institute Ltd.	15,733
6		NTT Data Corp.	18,605
20		NTT DoCoMo, Inc.	27,910
2,000		OJI Paper Co. Ltd.	8,380
300		Ono Pharmaceutical Co. Ltd.	12,879
200		Oriental Land Co. Ltd.	13,160
200		ORIX Corp.	13,617
6,000		Osaka Gas Co. Ltd.	20,222
2,000		Resona Holdings, Inc.	20,319
1,000		Ricoh Co. Ltd.	14,329
9,000	@	Sanyo Electric Co. Ltd.	16,624
300		Secom Co. Ltd.	14,249
700		Seiko Epson Corp.	11,312
1,700		Seven & I Holdings Co. Ltd.	34,711
1,000		Sharp Corp.	12,628
700		Shikoku Electric Power Co.	18,086
800		Shin-Etsu Chemical Co. Ltd.	45,167
1,100		Shionogi & Co. Ltd.	23,849
1,100		Shiseido Co. Ltd.	21,141
100		SMC Corp.	11,418
1,700		Softbank Corp.	39,853
134		Softbank Investment Corp.	23,991
8,200		Sojitz Corp.	15,515
2,000		Sompo Japan Insurance, Inc.	12,895
1,800		Sony Corp.	52,329
7		Sony Financial Holdings, Inc.	18,217
800		Stanley Electric Co. Ltd.	16,227
2,400		Sumitomo Corp.	24,439
1,500		Sumitomo Electric Industries Ltd.	18,684
9,000		Sumitomo Metal Industries Ltd.	24,192
1,000		Sumitomo Metal Mining Co. Ltd.	14,758
1,700		Sumitomo Mitsui Financial Group, Inc.	48,782
1,000		Sumitomo Realty & Development Co. Ltd.	18,878
5,000		Sumitomo Trust & Banking Co. Ltd.	24,550
500		T&D Holdings, Inc.	10,283
1,200		Takeda Pharmaceutical Co. Ltd.	49,442
300		TDK Corp.	18,334
300		Terumo Corp.	18,081
2,000		Tobu Railway Co. Ltd.	10,441

Shares			Value

Japan: (continued)
700		Toho Co. Ltd.	$11,370
2,000		Toho Gas Co. Ltd.	10,627
1,000		Tohoku Electric Power Co., Inc.	19,817
1,600		Tokio Marine Holdings, Inc.	43,663
2,100		Tokyo Electric Power Co., Inc.	52,707
200		Tokyo Electron Ltd.	12,838
6,000		Tokyo Gas Co. Ltd.	23,950

3,000		Tokyu Corp.	11,946
2,000		Tokyu Land Corp.	7,429
8,000		Toshiba Corp.	44,391
800		Toyo Seikan Kaisha Ltd.	12,187
1,000		Toyota Boshoku Corp.	22,327
4,400		Toyota Motor Corp.	185,508
900		Toyota Tsusho Corp.	13,318
600		Trend Micro, Inc.	22,791
8		West Japan Railway Co.	26,821
290		Yamada Denki Co. Ltd.	19,564
1,400		Yamaha Motor Co. Ltd.	17,706
1,100		Yamato Holdings Co. Ltd.	15,312

			3,834,391

Luxembourg: 0.2%
1,692		ArcelorMittal	77,335
200		Millicom International Cellular S.A.	14,754
150	@	Reinet Investments S.A.	2,360
693		SES S.A.	15,536
1,300		Tenaris S.A.	27,991

			137,976

Malaysia: 0.1%
17,800		Astro All Asia Networks PLC	15,541
10,300		Malayan Banking BHD	20,572
21,500		Resorts World BHD	17,571
12,775	@	TM International Bhd	11,359

			65,043

Mauritius: 0.0%
51,680		Golden Agri-Resources Ltd.	18,624

			18,624

Mexico: 0.4%
44,310	@	America Movil SA de CV - Series L	104,221
16,772	@	Cemex SAB de C.V.	19,872
5,750	@	Fomento Economico Mexicano SA de CV ADR	27,585
6,235	@	Grupo Financiero Inbursa S.A.	18,397
14,733	@	Grupo Mexico SA de CV	33,628
4,000	@	Grupo Modelo S.A.	22,198
4,850	@	Grupo Televisa S.A.	20,179
5,900	@	Wal-Mart de Mexico SA de CV	26,293

			272,373

Morocco: 0.0%
795		Douja Promotion Groupe Addoha S.A.	10,430

			10,430

Netherlands: 1.6%
2,688	@	Aegon NV	17,213
588		Akzo Nobel NV	38,993
1,130		ASML Holding NV	38,580
700		Chicago Bridge & Iron Co. NV	14,154
1,249		European Aeronautic Defence and Space Co. NV	25,106
789		Heineken NV	37,457

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value

Netherlands: (continued)
390		Hunter Douglas NV	$19,066
6,761	@, **	ING Groep NV	65,111
2,665		Koninklijke Ahold NV	35,308
1,361		Koninklijke BAM Groep NV	14,074
1,959		Koninklijke Philips Electronics NV	57,907
793	@	Qiagen NV	17,757
1,830		Reed Elsevier NV	22,453
7,620		Royal Dutch Shell PLC - Class A	230,583
6,267		Royal Dutch Shell PLC - Class B	182,515
3,393		Royal KPN NV	57,672
1,059		SBM Offshore NV	20,778
1,330	@	SNS Reaal	7,949
1,537		TNT NV	47,222
3,754		Unilever NV	122,181
251		Van Lanschot NV	13,251

			1,085,330

Norway: 0.3%
1,550		Acergy S.A.	24,416
1,150		Aker Kvaerner ASA	14,945

1,800	@	DnB NOR ASA	19,432
1,400	@	Petroleum Geo-Services ASA	16,027
1,477	@	Renewable Energy Corp. A/S	11,402
2,350		Statoil ASA	58,608
600	@	Storebrand ASA	4,083
1,050	@	Subsea 7, Inc.	17,386
1,600	@	Telenor ASA	22,352

			188,651

Philippines: 0.1%
460		Philippine Long Distance Telephone Co.	25,969
2,940		SM Investments Corp.	20,738

			46,707

Poland: 0.2%
342	@	Bank Pekao S.A.	19,202
238	@	Bank Zachodni WBK S.A.	15,676
3,841	@	Getin Holding S.A.	11,810
1,638	@	Globe Trade Centre S.A.	14,631
752		KGHM Polska Miedz S.A.	27,721
1,074	@	Polski Koncern Naftowy S.A.	12,672
2,505		Telekomunikacja Polska S.A.	13,851

			115,563

Portugal: 0.0%
7,639		Energias de Portugal S.A.	34,009

			34,009

Russia: 0.3%
800	@	Lukoil-Spon ADR	45,840
5,544		OAO Gazprom ADR	139,998
3,000		Surgutneftegaz ADR	26,700
300	@, I, X	Vostok Gas Ltd.	—

			212,538

Singapore: 0.5%
6,000		CapitaLand Ltd.	17,799
2,000		City Developments Ltd.	16,353
16,000		Cosco Corp. Singapore Ltd.	13,416
3,000		DBS Group Holdings Ltd.	32,613
7,000		Fraser and Neave Ltd.	20,808
1,000		Great Eastern Holdings Ltd.	9,617

Shares			Value
Singapore: (continued)
1,000		Jardine Cycle & Carriage Ltd.	$19,093
2,000		Keppel Corp. Ltd.	11,650

6,630		Oversea-Chinese Banking Corp.	42,692
2,000		Singapore Exchange Ltd.	11,776
8,000		Singapore Press Holdings Ltd.	20,826
16,000		Singapore Telecommunications Ltd.	35,242
2,000		United Overseas Bank Ltd.	27,840
6,000		Wilmar International Ltd.	27,282

			307,007

South Africa: 0.7%
1,028		ABSA Group Ltd.	17,828
3,903		African Bank Investments Ltd.	15,709
228	@	Anglo Platinum Ltd.	24,344
678		Anglogold Ashanti Ltd. ADR	27,464
1,406		Exxaro Resources Ltd.	19,791
10,830		FirstRand Ltd.	26,798
1,301		Gold Fields Ltd.	17,085
1,309		Impala Platinum Holdings Ltd.	35,781
3,163		MTN Group Ltd.	50,343
1,074		Naspers Ltd.	43,465
1,452		Nedcor Ltd.	24,401
1,069		Remgro Ltd.	12,888
5,541		RMB Holdings Ltd.	22,122
8,355		Sanlam Ltd.	25,695
904		Sasol Ltd.	36,227
3,317		Shoprite Holdings Ltd.	29,163
2,625		Standard Bank Group Ltd.	36,055
8,416	@	Steinhoff International Holdings Ltd.	23,578
864		Vodacom Group Pty Ltd.	6,598

			495,335

South Korea: 1.2%
159		CJ CheilJedang Corp.	27,985
233		Daelim Industrial Co.	16,555
1,980		Daewoo Engineering & Construction Co. Ltd.	21,672
630		Daewoo Securities Co. Ltd.	10,638
680		Daewoo Shipbuilder & Marine Engine Co. Ltd.	10,193
234		Hanjin Heavy Industries & Construction	4,549
29		Hite Brewery Co. Ltd.	4,234
1,070	@	Hynix Semiconductor, Inc.	21,278
80		Hyundai Mipo Dockyard Co. Ltd.	7,062
113		Hyundai Mobis	16,559
325		Hyundai Motor Co.	33,641
1,470	@	Industrial Bank of Korea	17,612
975	@	KB Financial Group, Inc.	49,647
570		Korea Electric Power Corp.	16,638
106	@	Korea Express Co. Ltd.	5,157
530		Korea Investment Holdings Co. Ltd.	15,189
341		KT Corp.	11,477
286		KT&G Corp.	15,817
179		LG Chem Ltd.	35,084
850		LG Display Co. Ltd.	28,739
226		LG Electronics, Inc.	23,560
213		Mirae Asset Securities Co. Ltd.	11,868
136		Posco	71,723
588		Samsung Card Co.	29,018
249		Samsung Electronics Co. Ltd.	170,747
850		Samsung Heavy Industries Co. Ltd.	17,623
226		Samsung SDI Co. Ltd.	28,777
1,088	@	Shinhan Financial Group Ltd.	40,260

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
South Korea: (continued)
129		SK Telecom Co. Ltd.	$18,830
283		S-Oil Corp.	13,135
1,120	@	Woori Finance Holdings Co. Ltd.	13,256

			808,523

Spain: 1.6%
1,567		Abertis Infraestructuras S.A.	35,429
183		Acciona S.A.	23,920
378		ACS Actividades de Construccion y Servicios S.A.	18,895
8,061		Banco Bilbao Vizcaya Argentaria S.A.	146,912
4,817		Banco De Sabadell S.A.	26,757
1,977		Banco Popular Espanol S.A.	14,522
16,837		Banco Santander Central Hispano S.A.	278,226
1,567		Bankinter S.A.	16,144
21		Corporacion Financiera Alba S.A.	1,097
4,173		Criteria Caixacorp S.A.	19,766
438		Endesa S.A.	15,105
2,327		Faes Farma S.A.	11,905
657		Gamesa Corp. Tecnologica S.A.	11,069
856		Grifols S.A.	15,031
4,344		Iberdrola Renovables	20,686
9,913		Iberdrola S.A.	94,994
693		Inditex S.A.	43,280
1,863		Repsol YPF S.A.	49,993
8,524		Telefonica S.A.	238,578

			1,082,309

Sweden: 0.9%
1,808		Atlas Copco AB - Class A	26,577
1,582		Atlas Copco AB - Class B	20,628
1,074		Hennes & Mauritz AB	59,539
1,130		Hexagon AB	16,571
3,785	@	Husqvarna AB - B Shares	27,768
2,034	@	Lundin Petroleum AB	16,047
1,280		Meda AB	11,496
6,801		Nordea Bank AB	68,908
2,818		Sandvik AB	33,934
2,034		Scania AB - B Shares	26,268
2,712		Securitas AB	26,561
3,841	@	Skandinaviska Enskilda Banken AB	23,745
2,034		Svenska Cellulosa AB - B Shares	27,119
1,356		Svenska Handelsbanken AB	38,632
678		Swedish Match AB	14,823
1,356		Tele2 AB - B Shares	20,830
2,204		Telefonaktiebolaget LM Ericsson	19,919
5,651		Telefonaktiebolaget LM Ericsson - Series B	52,023
2,824		TeliaSonera AB	20,411
3,389		Volvo AB	29,068
1,040	@	West Siberian Resources Ltd.	14,758

			595,625

Switzerland: 2.8%
5,432	@	ABB Ltd.	104,671
650		ACE Ltd.	32,760
298	@	Actelion Ltd. - Reg	15,916
623		Adecco S.A.	34,368
100		Alcon, Inc.	16,435
200		Aryzta AG	7,326
170		Basler Kantonalbank	19,647
1,298		Compagnie Financiere Richemont S.A.	43,648
2,175		Credit Suisse Group	107,752
668	@	Holcim Ltd.	51,915

Shares			Value
Switzerland: (continued)
609		Julius Baer Group Ltd.	$21,418
539		Julius Baer Holding AG - Reg	6,527
1,049	@	Logitech International S.A.	18,195
215		Lonza Group AG	15,149
100	@	Mettler Toledo International, Inc.	10,499
7,643		Nestle S.A.	370,943
692		Nobel Biocare Holding AG	23,192
4,865		Novartis AG	265,674
268	@	PSP Swiss Property AG	15,136
113		Roche Holding AG - Bearer	19,794
1,556		Roche Holding AG - Genusschein	266,096
1,963		STMicroelectronics NV	18,139
46		Straumann Holding AG	12,920
133		Swatch Group AG - BR	33,665
688		Swiss Reinsurance	32,958
52		Swisscom AG	19,859
229		Syngenta AG	64,671
186		Synthes, Inc.	24,382
6,248	@	UBS AG - Reg	97,295
103		Valiant Holding	20,111
3,797	@	Xstrata PLC	67,723
235		Zurich Financial Services AG	51,377

			1,910,161

Taiwan: 1.0%
38,000		Advanced Semiconductor Engineering, Inc.	34,109
8,830		Asustek Computer, Inc.	17,007
23,600		AU Optronics Corp.	28,273
9,000	@	Cathay Financial Holding Co. Ltd.	16,756
26,989		China Steel Corp.	27,829
11,913		Chunghwa Telecom Co. Ltd.	22,218
19,000		Far EasTone Telecommunications Co. Ltd.	22,750
18,480		Formosa Chemicals & Fibre Co.	40,066
7,180		Formosa Petrochemical Corp.	18,479
10,630		Formosa Plastics Corp.	22,396
2,100		High Tech Computer Corp.	24,059
12,500		HON HAI Precision Industry Co. Ltd.	58,458
2,004		MediaTek, Inc.	34,819
43,000		Mega Financial Holdings Co. Ltd.	24,774
22,570		Nan Ya Plastics Corp.	41,022
9,040		Novatek Microelectronics Corp. Ltd.	30,197
17,000		Siliconware Precision Industries Co.	23,173
50,000	@	Sinopac Financial Holdings, Co.	20,036
31,000		Taiwan Cooperative Bank	19,442
53,234		Taiwan Semiconductor Manufacturing Co. Ltd.	107,292
17,660		Uni-President Enterprises Corp.	21,773
23,000		Yuanta Financial Holding Co. Ltd.	16,829

			671,757

Thailand: 0.1%
5,100		Advanced Info Service PCL	13,232
1,700		Banpu Public Co. Ltd.	29,385
3,100		PTT PLC	22,886
8,000		Siam Commercial Bank PCL	20,818

			86,321

Turkey: 0.2%
3,942		Akbank TAS	25,083
3,947	@	Eregli Demir ve Celik Fabrikalari TAS	11,974
5,426		Haci Omer Sabanci Holding A/S	21,117
5,259	@	KOC Holding A/S	15,607

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Turkey: (continued)
6,382		Turkiye Garanti Bankasi A/S	$27,187
2,690		Turkiye Halk Bankasi	21,532
6,326	@	Turkiye Vakiflar Bankasi Tao	18,148

			140,648

United Kingdom: 6.7%
2,011		Amec PLC	25,621
2,820	@	Anglo American PLC	122,127
1,319		Antofagasta PLC	20,982
8,256		ARM Holdings PLC	23,574
1,905		Associated British Foods PLC	25,255
2,866		AstraZeneca PLC	134,694
388	@	Autonomy Corp. PLC	9,422
5,926		Aviva PLC	37,696
7,049		BAE Systems PLC	40,797
22,966		Barclays PLC	101,199
6,585		BG Group PLC	118,900
4,405		BHP Billiton PLC	140,431
38,834		BP PLC	374,987
4,123		British American Tobacco PLC	133,846
3,712		British Sky Broadcasting PLC	33,530
16,407		BT Group PLC	35,732
1,750		Bunzl PLC	19,023
2,840		Burberry Group PLC	27,277
5,494		Cable & Wireless PLC	12,498
2,863		Cadbury PLC	36,811
7,020	@	Cairn Energy PLC	37,580
2,037		Capita Group PLC	24,630
517	@	Carnival PLC	17,613
10,898		Centrica PLC	49,363
3,903		Cobham PLC	15,765
4,980		Compass Group PLC	35,639
6,030		Diageo PLC	105,200
3,320		Experian Group Ltd.	32,794
2,548		Firstgroup PLC	17,430
10,706		GlaxoSmithKline PLC	227,030
8,674		Group 4 Securicor PLC	36,358
14,645		Hays PLC	24,490
35,735		HSBC Holdings PLC	407,676
1,996		ICAP PLC	13,766
1,998		Imperial Tobacco Group PLC	63,032
36,884	@	Inchcape PLC	17,586
2,309		Inmarsat PLC	25,730
1,271		Intercontinental Hotels Group PLC	18,262
3,277		International Power PLC	16,329
5,286		Invensys PLC	25,430
2,759		Investec PLC	18,851
3,207		J Sainsbury PLC	16,722
1,261		Johnson Matthey PLC	31,107
1,436	@	Kazakhmys PLC	30,405
6,645		Kingfisher PLC	24,462
5,458		Ladbrokes PLC	12,076
16,127		Legal & General Group PLC	20,747
36,956		Lloyds TSB Group PLC	29,734
9,605		LogicaCMG PLC	17,573
465	@	Lonmin PLC	14,614
3,163		Man Group PLC	15,610
3,383		Marks & Spencer Group PLC	21,857
2,053	@	Mitchells & Butlers PLC	8,185
4,798		National Grid PLC	52,370
3,153		Northumbrian Water Group PLC	13,723
11,648	@	Old Mutual PLC	20,398
2,190		Pearson PLC	31,400

Shares			Value
United Kingdom: (continued)
1,634		Pennon Group PLC	$14,147
2,395	@	Persimmon PLC	18,110
4,693		Prudential PLC	48,039
5,307		QinetiQ PLC	13,846
212		Randgold Resources Ltd.	16,882
1,194		Reckitt Benckiser PLC	64,631
3,425		Reed Elsevier PLC	28,118
11,518	@	Rentokil Initial PLC	21,443

2,788		Rio Tinto PLC	150,543
3,916	@	Rolls-Royce Group PLC	30,495
207,960	@	Rolls-Royce Group PLC - C Shares	336
7,172		Royal & Sun Alliance Insurance Group	13,934
37,539	@	Royal Bank of Scotland Group PLC	17,426
1,654		SABMiller PLC	48,618
7,182		Sage Group PLC	25,433
709		Schroders PLC	15,152
1,680		Scottish & Southern Energy PLC	31,446
657		Severn Trent PLC	11,480
1,383		Shire PLC	27,024
2,134		Smith & Nephew PLC	21,951
1,249		Smiths Group PLC	20,361
3,200		Stagecoach Group PLC	8,706
3,166		Standard Chartered PLC	79,928
5,463		Standard Life PLC	18,975
1,790		Tate & Lyle PLC	12,450
18,115		Tesco PLC	124,971
2,053		Tullow Oil PLC	43,073
2,635		Unilever PLC	84,466
3,347		United Utilities Group PLC	26,753
772		Vedanta Resources PLC	32,290
108,212		Vodafone Group PLC	250,587
750		Willis Group Holdings Ltd.	19,785
7,349		WM Morrison Supermarkets PLC	32,788
1,115	@	Wolseley PLC	22,319
4,000		WPP PLC	39,121

			4,501,566

United States: 34.6%
1,730		3M Co.	143,019
3,360		Abbott Laboratories	181,406
1,650	@	Activision Blizzard, Inc.	18,332
800	@	Adobe Systems, Inc.	29,424
800	@	Aecom Technology Corp.	22,000
2,600	@	AES Corp.	34,606
1,100		Aetna, Inc.	34,870
300	@	Affiliated Computer Services, Inc.	17,907
900		Aflac, Inc.	41,625
700	@	Agilent Technologies, Inc.	21,749
500		Air Products & Chemicals, Inc.	40,530
600		AK Steel Holding Corp.	12,810
650	@	Akamai Technologies, Inc.	16,465
850		Alberto-Culver Co.	24,897
2,700		Alcoa, Inc.	43,524
300		Allegheny Energy, Inc.	7,044
600		Allegheny Technologies, Inc.	26,862
800		Allergan, Inc.	50,408
300	@	Alliance Data Systems Corp.	19,377
100	@	Alliant Techsystems, Inc.	8,827
300		Allied World Assurance Holdings Ltd.	13,821
1,100		Allstate Corp.	33,044
200	@	Alpha Natural Resources, Inc.	8,676
1,050		Altera Corp.	23,762
4,420		Altria Group, Inc.	86,765

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
United States: (continued)
750	@	Amazon.com, Inc.	$100,890
600		Ameren Corp.	16,770
750		American Electric Power Co., Inc.	26,093
2,000		American Express Co.	81,040
750	@	American Tower Corp.	32,408
600		Ameriprise Financial, Inc.	23,292
1,500		AmerisourceBergen Corp.	39,105
2,400	@	Amgen, Inc.	135,768
1,200		Anadarko Petroleum Corp.	74,904
850		Analog Devices, Inc.	26,843
224	@	AOL, Inc.	5,215
750		AON Corp.	28,755
750		Apache Corp.	77,378
200	@	Apollo Group, Inc. - Class A	12,116
1,850	@	Apple, Inc.	390,091
2,400		Applied Materials, Inc.	33,456
300		Aptargroup, Inc.	10,722
950		Aqua America, Inc.	16,635
600		Arch Coal, Inc.	13,350
1,200		Archer-Daniels-Midland Co.	37,572
750		Arthur J. Gallagher & Co.	16,883
300		Assurant, Inc.	8,844
11,870		AT&T, Inc.	332,716
4,000	@	Atmel Corp.	18,440
700	@	Autodesk, Inc.	17,787
1,200		Automatic Data Processing, Inc.	51,384
100	@	Autozone, Inc.	15,807
600		Avery Dennison Corp.	21,894
700	@	Avnet, Inc.	21,112
950		Avon Products, Inc.	29,925
900		Baker Hughes, Inc.	36,432
300		Ball Corp.	15,510
18,042		Bank of America Corp.	271,713
200		Bank of Hawaii Corp.	9,412
2,370		Bank of New York Mellon Corp.	66,289
1,580		Baxter International, Inc.	92,714
1,450		BB&T Corp.	36,787
850	@	BE Aerospace, Inc.	19,975
300		Becton Dickinson & Co.	23,658
750	@	Bed Bath & Beyond, Inc.	28,973
600		Bemis Co.	17,790
1,100		Best Buy Co., Inc.	43,406
600	@	Big Lots, Inc.	17,388
300	@	Biogen Idec, Inc.	16,050
300	@	BJ’s Wholesale Club, Inc.	9,813
900	@	BMC Software, Inc.	36,090
1,750		Boeing Co.	94,728
200		BOK Financial Corp.	9,504
3,200	@	Boston Scientific Corp.	28,800
4,100		Bristol-Myers Squibb Co.	103,525
1,150	@	Broadcom Corp.	36,168
1,050		Broadridge Financial Solutions ADR	23,688
1,000	@	Brocade Communications Systems, Inc.	7,630
950		Brown & Brown, Inc.	17,072
150		Brown-Forman Corp.	8,036
300		Bucyrus International, Inc.	16,911
300		Bunge Ltd.	19,149
750		Burlington Northern Santa Fe Corp.	73,965
1,350		CA, Inc.	30,321
600		Cabot Corp.	15,738
1,450	@	Calpine Corp.	15,950
500	@	Cameron International Corp.	20,900
750		Campbell Soup Co.	25,350

Shares			Value
United States: (continued)
900		Capital One Financial Corp.	$34,506
1,150		CapitalSource, Inc.	4,566
300		Capitol Federal Financial	9,438
600		Cardinal Health, Inc.	19,344
700	@	Career Education Corp.	16,317
250	@	CareFusion Corp.	6,253
600		Carlisle Cos., Inc.	20,556
1,050	@	Carmax, Inc.	25,463

750	@	Carnival Corp.	23,768
1,400		Caterpillar, Inc.	79,786
1,050	@	CB Richard Ellis Group, Inc.	14,249
1,950		CBS Corp. - Class B	27,398
800	@	Celgene Corp.	44,544
342		CenturyTel, Inc.	12,384
200	@	Cephalon, Inc.	12,482
200	@	Cerner Corp.	16,488
600		CH Robinson Worldwide, Inc.	35,238
1,750		Charles Schwab Corp.	32,935
1,450		Chesapeake Energy Corp.	37,526
4,220		Chevron Corp.	324,898
100	@	Chipotle Mexican Grill, Inc.	8,816
900		Chubb Corp.	44,262
600		Cigna Corp.	21,162
900		Cincinnati Financial Corp.	23,616
12,440	@	Cisco Systems, Inc.	297,814
31,580		Citigroup, Inc.	104,530
200		City National Corp.	9,120
200		Cliffs Natural Resources, Inc.	9,218
200		Clorox Co.	12,200
100		CME Group, Inc.	33,595
550		Coach, Inc.	20,092
4,890		Coca-Cola Co.	278,730
750	@	Cognizant Technology Solutions Corp.	33,975
1,160		Colgate-Palmolive Co.	95,294
6,320		Comcast Corp. – Class A	106,555
330		Commerce Bancshares, Inc.	12,778
850		Commercial Metals Co.	13,303
250	@	Computer Sciences Corp.	14,383
1,450		ConAgra Foods, Inc.	33,423
3,360		ConocoPhillips	171,595
600		Consol Energy, Inc.	29,880
900		Consolidated Edison, Inc.	40,887
600		Constellation Energy Group, Inc.	21,102
1,450	@	Continental Airlines, Inc.	25,984
1,450	@	Convergys Corp.	15,588
300		Con-way, Inc.	10,473
900	@	Cooper Industries PLC	38,376
600		Corn Products International, Inc.	17,538
3,150		Corning, Inc.	60,827
800		Costco Wholesale Corp.	47,336
100	@	Covance, Inc.	5,457
200		CR Bard, Inc.	15,580
1,050	@	Crown Castle International Corp.	40,992
750	@	Crown Holdings, Inc.	19,185
800		CSX Corp.	38,792
200		Cullen/Frost Bankers, Inc.	10,000
600		Cummins, Inc.	27,516
3,210		CVS Caremark Corp.	103,394
1,450		D.R. Horton, Inc.	15,762
300		Danaher Corp.	22,560
200	@	DaVita, Inc.	11,748
900		Deere & Co.	48,681
3,600	@	Dell, Inc.	51,696

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
United States: (continued)
2,875	@	Delta Airlines, Inc.	$32,718
1,050	@	Denbury Resources, Inc.	15,540
1,110		Devon Energy Corp.	81,585
200		DeVry, Inc.	11,346
750		Diebold, Inc.	21,338
2,400	@	DIRECTV	80,040
1,650		Discover Financial Services	24,272
300	@	Discovery Communications, Inc. - Class C	7,956

950	@	Dish Network Corp.	19,732
1,200		Dominion Resources, Inc.	46,704
300		Donaldson Co., Inc.	12,762
900		Dover Corp.	37,449
1,750		Dow Chemical Co.	48,353
650		Dr Pepper Snapple Group, Inc.	18,395
750	@	DreamWorks Animation SKG, Inc.	29,963
300		DTE Energy Co.	13,077
2,100		Duke Energy Corp.	36,141
200		Dun & Bradstreet Corp.	16,874
300		Eastman Chemical Co.	18,072
600		Eaton Corp.	38,172
600		Eaton Vance Corp.	18,246
2,650	@	eBay, Inc.	62,381
750		Ecolab, Inc.	33,435
900		Edison International	31,302
200	@	Edwards Lifesciences Corp.	17,370
1,750		EI Du Pont de Nemours & Co.	58,923
1,650		El Paso Corp.	16,220
950	@	Electronic Arts, Inc.	16,863
2,100		Eli Lilly & Co.	74,991
4,150	@	EMC Corp.	72,501
1,600		Emerson Electric Co.	68,160
200	@	Energizer Holdings, Inc.	12,256
200		Entergy Corp.	16,368
750		EOG Resources, Inc.	72,975
300		EQT Corp.	13,176
750		Equifax, Inc.	23,168
300		Erie Indemnity Co.	11,706
600		Estee Lauder Cos., Inc.	29,016
1,600		Exelon Corp.	78,192
750		Expeditors International Washington, Inc.	26,048
600	@	Express Scripts, Inc.	51,870
10,160		ExxonMobil Corp.	692,810
600		Family Dollar Stores, Inc.	16,698
800		FedEx Corp.	66,760
1,050		Fidelity National Information Services, Inc.	24,612
1,050		Fidelity National Title Group, Inc.	14,133
1,350		Fifth Third Bancorp.	13,163
600		First American Corp.	19,866
100	@	First Solar, Inc.	13,540
750		FirstEnergy Corp.	34,838
600	@	Fiserv, Inc.	29,088
900	@	Flir Systems, Inc.	29,448
700		Fluor Corp.	31,528
200		FMC Corp.	11,152
300	@	FMC Technologies, Inc.	17,352
6,350	@	Ford Motor Co.	63,500
600	@	Forest City Enterprises, Inc.	7,068
1,000	@	Forest Laboratories, Inc.	32,110
300		Fortune Brands, Inc.	12,960
600	@	Foster Wheeler AG	17,664
800		FPL Group, Inc.	42,256
200		Franklin Resources, Inc.	21,070
900		Freeport-McMoRan Copper & Gold, Inc.	72,261

Shares			Value
United States: (continued)
850		Frontier Oil Corp.	$10,234
1,350		Fulton Financial Corp.	11,772
1,350		Gap, Inc.	28,283
800		General Dynamics Corp.	54,536
21,490		General Electric Co.	325,144
800		General Mills, Inc.	56,648
200	@	Gen-Probe, Inc.	8,580
300		Genuine Parts Co.	11,388
1,550	@	Genworth Financial, Inc.	17,593
750	@	Genzyme Corp.	36,758
2,000	@	Gilead Sciences, Inc.	86,560
600		Global Payments, Inc.	32,316
1,040		Goldman Sachs Group, Inc.	175,594
950	@	Goodyear Tire & Rubber Co.	13,395
550	@	Google, Inc. - Class A	340,989
600		Graco, Inc.	17,142
950		Great Plains Energy, Inc.	18,421
200		Greif, Inc. - Class A	10,796
300		Guess ?, Inc.	12,690
700		H&R Block, Inc.	15,834
1,850		Halliburton Co.	55,667
600	@	Hansen Natural Corp.	23,040
600		Harley-Davidson, Inc.	15,120
600		Harris Corp.	28,530
600		Hartford Financial Services Group, Inc.	13,956
600		Hasbro, Inc.	19,236
850		Hawaiian Electric Industries	17,765
900		HCC Insurance Holdings, Inc.	25,173
850	@	Health Net, Inc.	19,797
200	@	Henry Schein, Inc.	10,520
600		Hershey Co.	21,474
1,850	@	Hertz Global Holdings, Inc.	22,052
300		Hess Corp.	18,150
5,230		Hewlett-Packard Co.	269,397
800		HJ Heinz Co.	34,208
700	@	Hologic, Inc.	10,150
3,800		Home Depot, Inc.	109,934
1,600		Honeywell International, Inc.	62,720
750	@	Hospira, Inc.	38,250
1,050		Hudson City Bancorp., Inc.	14,417
750	@	Humana, Inc.	32,918
1,850		Huntington Bancshares, Inc.	6,753
900		Illinois Tool Works, Inc.	43,191
1,350	@	Ingram Micro, Inc.	23,558
200		Integrys Energy Group, Inc.	8,398
12,660		Intel Corp.	258,264
200	@	IntercontinentalExchange, Inc.	22,460
2,710		International Business Machines Corp.	354,739
600		International Flavors & Fragrances, Inc.	24,684
1,150		International Paper Co.	30,797
600		International Speedway Corp.	17,070
850		Intersil Corp.	13,039
750	@	Intuit, Inc.	23,033
100	@	Intuitive Surgical, Inc.	30,332
1,050		Invesco Ltd.	24,665
300		ITT Corp.	14,922
1,650		Jabil Circuit, Inc.	28,661
600	@	Jacobs Engineering Group, Inc.	22,566
850		Janus Capital Group, Inc.	11,433
300		JB Hunt Transport Services, Inc.	9,681
500		JC Penney Co., Inc.	13,305
950	@	Jefferies Group, Inc.	22,544
600		JM Smucker Co.	37,050

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
United States: (continued)
600		John Wiley & Sons, Inc.	$25,128
5,800		Johnson & Johnson	373,578
1,350		Johnson Controls, Inc.	36,774
200		Joy Global, Inc.	10,318
7,950		JPMorgan Chase & Co.	331,277
950	@	Juniper Networks, Inc.	25,337
600		Kellogg Co.	31,920
800		Kimberly-Clark Corp.	50,968

700		KLA-Tencor Corp.	25,312
800	@	Kohl’s Corp.	43,144
3,180		Kraft Foods, Inc.	86,432
1,200		Kroger Co.	24,636
200		L-3 Communications Holdings, Inc.	17,390
200	@	Laboratory Corp. of America Holdings	14,968
600	@	Lam Research Corp.	23,526
200		Landstar System, Inc.	7,754
300	@	Leap Wireless International, Inc.	5,265
850		Leggett & Platt, Inc.	17,340
600		Lender Processing Services, Inc.	24,396
1,050		Lennar Corp.	13,409
5,800	@	Level 3 Communications, Inc.	8,874
95	@	Liberty Media Corp. - Starz	4,384
132	@	Life Technologies Corp.	6,894
600	@	LifePoint Hospitals, Inc.	19,506
950		Limited Brands, Inc.	18,278
750	@	Lincare Holdings, Inc.	27,840
800		Lincoln National Corp.	19,904
750		Linear Technology Corp.	22,905
1,450	@	LKQ Corp.	28,406
790		Lockheed Martin Corp.	59,527
800		Loews Corp.	29,080
300		Lorillard, Inc.	24,069
3,700		Lowe’s Cos., Inc.	86,543
300		Lubrizol Corp.	21,885
200		M&T Bank Corp.	13,378
900		Macy’s, Inc.	15,084
1,400		Marathon Oil Corp.	43,708
700	@	Mariner Energy, Inc.	8,127
1,361		Marriott International, Inc.	37,087
1,450		Marsh & McLennan Cos., Inc.	32,016
1,350		Masco Corp.	18,644
200		Mastercard, Inc.	51,196
1,450		Mattel, Inc.	28,971
550	@	McAfee, Inc.	22,314
300		McCormick & Co., Inc.	10,839
850	@	McDermott International, Inc.	20,409
2,370		McDonald’s Corp.	147,983
850		McGraw-Hill Cos., Inc.	28,484
600		McKesson Corp.	37,500
850		MDU Resources Group, Inc.	20,060
900	@	Medco Health Solutions, Inc.	57,519
2,370		Medtronic, Inc.	104,233
700	@	MEMC Electronic Materials, Inc.	9,534
6,321		Merck & Co., Inc.	230,969
300		Mercury General Corp.	11,778
1,200		Metlife, Inc.	42,420
850		Microchip Technology, Inc.	24,701
15,810		Microsoft Corp.	481,983
200	@	Mohawk Industries, Inc.	9,520
200		Molson Coors Brewing Co.	9,032
1,160		Monsanto Co.	94,830
950	@	Monster Worldwide, Inc.	16,530
2,600		Morgan Stanley	76,960

Shares			Value
United States: (continued)
600		Mosaic Co.	$35,838
4,250		Motorola, Inc.	32,980
300		Murphy Oil Corp.	16,260
800		National Oilwell Varco, Inc.	35,272
1,050		National Semiconductor Corp.	16,128
950	@	NetApp, Inc.	32,671
1,050		New York Community Bancorp., Inc.	15,236
900		Newmont Mining Corp.	42,579

5,050		News Corp. - Class A	69,135
600	@	NII Holdings, Inc.	20,148
800		Nike, Inc.	52,856
1,650		NiSource, Inc.	25,377
850		Noble Corp.	34,595
650		Noble Energy, Inc.	46,293
900		Norfolk Southern Corp.	47,178
600		Northeast Utilities	15,474
500		Northern Trust Corp.	26,200
800		Northrop Grumman Corp.	44,680
850	@	Novellus Systems, Inc.	19,839
900	@	NRG Energy, Inc.	21,249
750		NSTAR	27,600
850	@	Nuance Communications, Inc.	13,209
700		Nucor Corp.	32,655
1,950	@	Nvidia Corp.	36,426
750		NYSE Euronext	18,975
1,850		Occidental Petroleum Corp.	150,498
200	@	Oceaneering International, Inc.	11,704
300		Omnicare, Inc.	7,254
800		Omnicom Group	31,320
2,250	@	ON Semiconductor Corp.	19,823
950		OneBeacon Insurance Group Ltd.	13,091
8,170		Oracle Corp.	200,492
900		Paccar, Inc.	32,643
750		Pacific Gas & Electric Co.	33,488
300		Pall Corp.	10,860
200	@	Panera Bread Co.	13,394
600		Parker Hannifin Corp.	32,328
900		Paychex, Inc.	27,576
600		Peabody Energy Corp.	27,126
850		People’s United Financial, Inc.	14,195
300		Pepsi Bottling Group, Inc.	11,250
3,380		PepsiCo, Inc.	205,504
700		PerkinElmer, Inc.	14,413
300		Perrigo Co.	11,952
850	@	PetroHawk Energy Corp.	20,392
700		Petsmart, Inc.	18,683
17,321		Pfizer, Inc.	315,069
300		Pharmaceutical Product Development, Inc.	7,032
4,170		Philip Morris International, Inc.	200,952
300		Pinnacle West Capital Corp.	10,974
750		Pitney Bowes, Inc.	17,070
950		PNC Financial Services Group, Inc.	50,151
300		PPG Industries, Inc.	17,562
750		PPL Corp.	24,233
650		Praxair, Inc.	52,202
300		Precision Castparts Corp.	33,105
950		Principal Financial Group, Inc.	22,838
5,970		Procter & Gamble Co.	361,961
300		Progress Energy, Inc.	12,303
1,750	@	Progressive Corp.	31,483
900		Prudential Financial, Inc.	44,784
1,200		Public Service Enterprise Group, Inc.	39,900
1,978		Pulte Homes, Inc.	19,780

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
United States: (continued)
700	@	QLogic Corp.	$13,209
3,580		Qualcomm, Inc.	165,611
300		Quest Diagnostics	18,114
600		Questar Corp.	24,942
4,400		Qwest Communications International, Inc.	18,524
300		Range Resources Corp.	14,955
800		Raytheon Co.	41,216
1,950		Regions Financial Corp.	10,316

300		Reinsurance Group of America, Inc.	14,295
1,400		Republic Services, Inc.	39,634
600		Reynolds American, Inc.	31,782
600		Rockwell Collins, Inc.	33,216
600		Ross Stores, Inc.	25,626
700	@	Royal Caribbean Cruises Ltd.	17,696
1,050		RPM International, Inc.	21,347
200		Ryder System, Inc.	8,234
1,400		Safeway, Inc.	29,806
950	@	SAIC, Inc.	17,993
800	@	Sandisk Corp.	23,192
950	@	SandRidge Energy, Inc.	8,959
2,250		Sara Lee Corp.	27,405
2,570		Schlumberger Ltd.	167,281
300		Scripps Networks Interactive - Class A	12,450
1,000		Seagate Technology, Inc.	18,190
950		Sealed Air Corp.	20,767
200		Sempra Energy	11,196
2,250		Service Corp. International	18,428
300	@	Shaw Group, Inc.	8,625
200		Sherwin-Williams Co.	12,330
300		Sigma-Aldrich Corp.	15,159
800		Smith International, Inc.	21,736
700		Sonoco Products Co.	20,475
1,850		Southern Co.	61,642
950		Southern Copper Corp.	31,265
1,850		Southwest Airlines Co.	21,146
900	@	Southwestern Energy Co.	43,380
1,850		Spectra Energy Corp.	37,944
5,600	@	Sprint Nextel Corp.	20,496
300	@	St. Joe Co.	8,667
750	@	St. Jude Medical, Inc.	27,585
1,150		Staples, Inc.	28,279
1,750	@	Starbucks Corp.	40,355
900		State Street Corp.	39,186
950		Steel Dynamics, Inc.	16,834
200	@	Stericycle, Inc.	11,034
100		Strayer Education, Inc.	21,249
750		Stryker Corp.	37,778
2,400	@	Sun Microsystems, Inc.	22,488
600		Sunoco, Inc.	15,660
750		SunTrust Bank	15,218
950		Supervalu, Inc.	12,075
1,850	@	Symantec Corp.	33,097
1,650		Synovus Financial Corp.	3,383
1,200		Sysco Corp.	33,528
600		T. Rowe Price Group, Inc.	31,950
1,800		Target Corp.	87,066
950		TCF Financial Corp.	12,939
600	@	Terex Corp.	11,886
950		Tesoro Corp.	12,873
2,600		Texas Instruments, Inc.	67,756
900	@	Thermo Fisher Scientific, Inc.	42,921
896	@	Time Warner Cable, Inc.	37,085
2,773		Time Warner, Inc.	80,805

Shares			Value
United States: (continued)
750		TJX Cos., Inc.	$27,413
700	@	Toll Brothers, Inc.	13,167
300		Torchmark Corp.	13,185
200		Transatlantic Holdings, Inc.	10,422
750	@	Transocean Ltd.	62,100
1,400		Travelers Cos., Inc.	69,804
600		Trinity Industries, Inc.	10,464
300	@	Ultra Petroleum Corp.	14,958
900		Union Pacific Corp.	57,510
1,730		United Parcel Service, Inc. - Class B	99,250
200		United States Steel Corp.	11,024
1,770		United Technologies Corp.	122,856
2,600		UnitedHealth Group, Inc.	79,248
400		Universal Health Services, Inc.	12,200
1,450		UnumProvident Corp.	28,304
600	@	Urban Outfitters, Inc.	20,994
3,730		US Bancorp.	83,962
1,450		Valero Energy Corp.	24,288
887		Valley National Bancorp.	12,533
200	@	Varian Medical Systems, Inc.	9,370
350	@	Varian Semiconductor Equipment Associates, Inc.	12,558
700	@	VeriSign, Inc.	16,968
6,100		Verizon Communications, Inc.	202,093
600	@	Vertex Pharmaceuticals, Inc.	25,710
200		VF Corp.	14,648
1,150	@	Viacom - Class B	34,190
1,000		Visa, Inc.	87,460
200		Vulcan Materials Co.	10,534
300		WABCO Holdings, Inc.	7,737
1,850		Walgreen Co.	67,932
4,590		Wal-Mart Stores, Inc.	245,336
4,320		Walt Disney Co.	139,320
200		Walter Industries, Inc.	15,062
850		Washington Federal, Inc.	16,439
1,200		Waste Management, Inc.	40,572
1,450	@	Weatherford International Ltd.	25,970
1,100	@	WellPoint, Inc.	64,119
9,916		Wells Fargo & Co.	267,633
500	@	Western Digital Corp.	22,075
1,450		Western Union Co.	27,333
900		Weyerhaeuser Co.	38,826
1,750		Williams Cos., Inc.	36,890
600		Wisconsin Energy Corp.	29,898
200		WW Grainger, Inc.	19,366
950		Wyndham Worldwide Corp.	19,162
1,650		Xcel Energy, Inc.	35,013
2,800		Xerox Corp.	23,688
950		Xilinx, Inc.	23,807
1,200		XTO Energy, Inc.	55,836
2,300	@	Yahoo!, Inc.	38,594
900		Yum! Brands, Inc.	31,473
750	@	Zimmer Holdings, Inc.	44,333

			23,363,079

		Total Common Stock (Cost $ 48,795,016)	52,694,424

REAL ESTATE INVESTMENT TRUSTS: 0.8%
Australia: 0.2%
10,596		CFS Retail Property Trust	18,042
10,968		Stockland	38,643
4,476		Westfield Group	50,095

			106,780

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares		Value
France: 0.1%
32	Mercialys	$1,126
156	Unibail	34,270

		35,396

Hong Kong: 0.0%
11,241	Link Real Estate Investment Trust	28,684

		28,684

Netherlands: 0.0%
39	Wereldhave NV	3,725

		3,725

United Kingdom: 0.1%
4,161	British Land Co. PLC	32,041
1,005	Land Securities Group PLC	11,062
2,408	Liberty International PLC	19,908

		63,011

United States: 0.4%
1,350	Annaly Capital Management, Inc.	23,423
720	Apartment Investment & Management Co.	11,462
103	AvalonBay Communities, Inc.	8,457
200	Boston Properties, Inc.	13,414
300	BRE Properties, Inc.	9,924
300	Camden Property Trust	12,711
850	Douglas Emmett, Inc.	12,113
750	Equity Residential	25,335
100	Essex Property Trust, Inc.	8,365
200	Federal Realty Investment Trust	13,544
600	HCP, Inc.	18,324
200	Health Care Real Estate Investment Trust, Inc.	8,864
2,250	HRPT Properties Trust	14,558
300	Liberty Property Trust	9,603
300	Mack-Cali Realty Corp.	10,371
300	Plum Creek Timber Co., Inc.	11,328
200	Public Storage, Inc.	16,290
314	Simon Property Group, Inc.	25,057
740	UDR, Inc.	12,166
300	Ventas, Inc.	13,122
205	Vornado Realty Trust	14,338
600	Weingarten Realty Investors	11,874

		304,643

	Total Real Estate Investment Trusts (Cost $ 573,566)	542,239

EXCHANGE-TRADED FUNDS: 19.8%
Developed Markets: 0.8%
10,200	iShares MSCI EAFE Index Fund	564,060

		564,060

Emerging Markets: 0.3%
4,500	iShares MSCI Emerging Markets Index Fund	186,750

		186,750

United States: 18.7%
115,500	iShares Barclays Aggregate Bond Fund	11,918,445
5,900	iShares S&P 500 Index Fund	658,499

		12,576,944

	Total Exchange-Traded Funds (Cost $ 12,674,397)	13,327,754

Shares			Value
PREFERRED STOCK: 1.0%
Australia: 0.0%
256	@	Insurance Australia Group	$22,190

			22,190

Brazil: 0.8%
2,400		Banco Bradesco S.A.		50,150
3,700		Banco Itau Holding Financeira S.A.		82,225
200		Cia de Bebidas das Americas		20,046
1,612		CIA Energetica de Minas Gerais		29,259
3,650		Cia Vale do Rio Doce		88,472
2,050		Gerdau S.A.		34,312
5,961		Investimentos Itau S.A.		40,573
1,350		Metalurgica Gerdau S.A.		27,078
7,720		Petroleo Brasileiro S.A.		162,692
950		Usinas Siderurgicas de Minas Gerais S.A.		26,950

				561,757

Germany: 0.2%
344		Fresenius AG		24,694
705		Henkel KGaA - Vorzug		37,022
159		Porsche AG		9,843
250		Volkswagen AG		23,356

				94,915

		Total Preferred Stock (Cost $ 507,489)		678,862

RIGHTS: 0.0%
Australia: 0.0%
67		Woodside Petroleum Ltd.		317

				317

Belgium: 0.0%
3,682	I	Fortis		—

				—

		Total Rights (Cost $—)		317

WARRANTS: 0.0%
Italy: 0.0%
1,047		Unione di Banche Italiane SCPA		74

				74

Singapore: 0.0%
4,224		Golden Agri-Resources Ltd.		421

				421

		Total Warrants (Cost $—)		495

		Total Investments in Securities (Cost $ 62,550,468)*	99.7%	$67,244,091
		Other Assets and Liabilities - Net	0.3	219,454

		Net Assets	100.0%	$67,463,545

@	Non-income producing security
ADR	American Depositary Receipt
I	Illiquid security
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

*	Cost for federal income tax purposes is $63,744,606.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$6,089,699
Gross Unrealized Depreciation	(2,590,214)

Net Unrealized Appreciation	$3,499,485

Industry	Percentage of Net Assets
Advertising	0.0%
Aerospace/Defense	1.0
Agriculture	1.1
Airlines	0.2
Apartments	0.1
Apparel	0.3
Auto Manufacturers	1.2
Auto Parts & Equipment	0.4
Banks	9.4
Beverages	1.5
Biotechnology	0.6
Building Materials	0.4
Chemicals	2.1
Coal	0.4
Commercial Services	1.3
Computers	2.4
Cosmetics/Personal Care	0.9
Distribution/Wholesale	0.5
Diversified	0.3
Diversified Financial Services	1.5
Electric	3.2
Electrical Components & Equipment	0.4
Electronics	1.0
Energy – Alternate Sources	0.1
Engineering & Construction	0.8
Entertainment	0.2
Environmental Control	0.2
Food	2.8
Food Service	0.1
Forest Products & Paper	0.2
Gas	0.4
Hand/Machine Tools	0.1
Health Care	0.1
Healthcare – Products	1.7
Healthcare – Services	0.6

Industry	Percentage of Net Assets
Holding Companies – Diversified	0.5
Home Builders	0.1
Home Furnishings	0.2
Household Products/Wares	0.4
Housewares	0.0
Insurance	3.2
Internet	1.1
Investment Companies	0.0
Iron/Steel	1.0
Leisure Time	0.1
Lodging	0.2
Machinery – Construction & Mining	0.3
Machinery – Diversified	0.6
Media	1.6
Metal Fabricate/Hardware	0.2
Mining	2.9
Miscellaneous Manufacturing	1.7
Mortgage	0.0
Office Property	0.1
Office/Business Equipment	0.3
Oil & Gas	7.8
Oil & Gas Services	0.8
Packaging & Containers	0.2
Pharmaceuticals	4.2
Pipelines	0.3
Real Estate	0.6
Regional Malls	0.0
Retail	3.0
Savings & Loans	0.1
Semiconductors	1.9
Shipbuilding	0.1
Shopping Centers	0.2
Software	1.7
Storage	0.0
Telecommunications	5.1
Textiles	0.0
Toys/Games/Hobbies	0.2
Transportation	1.5
Water	0.2
Other Long-Term Investments	19.8
Other Assets and Liabilities – Net	0.3

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Australia	$—	$1,765,013	$—	$1,765,013
Austria	—	125,547	—	125,547
Barbados	40,121	—	—	40,121
Belgium	—	216,067	—	216,067
Bermuda	149,126	25,443	—	174,569
Brazil	410,408	—	—	410,408
Canada	2,262,116	—	—	2,262,116
Chile	16,071	—	—	16,071
China	4,989	810,458	—	815,447
Czech Republic	—	15,917	—	15,917
Denmark	—	225,318	—	225,318
Finland	—	348,862	—	348,862
France	—	2,413,116	—	2,413,116
Germany	12,959	1,735,749	—	1,748,708
Greece	—	79,355	—	79,355
Guernsey	27,104	—	—	27,104
Hong Kong	23,509	717,607	—	741,116
Hungary	—	65,445	—	65,445
Indonesia	—	103,897	—	103,897
Ireland	123,635	65,549	—	189,184
Israel	20,328	97,553	—	117,881
Italy	—	809,196	—	809,196
Japan	—	3,834,391	—	3,834,391
Luxembourg	42,745	95,231	—	137,976
Malaysia	—	65,043	—	65,043
Mauritius	—	18,624	—	18,624
Mexico	272,373	—	—	272,373
Morocco	—	10,430	—	10,430
Netherlands	31,911	1,053,419	—	1,085,330
Norway	—	188,651	—	188,651
Philippines	—	46,707	—	46,707
Poland	—	115,563	—	115,563
Portugal	—	34,009	—	34,009
Russia	72,540	139,998	—	212,538
Singapore	—	307,007	—	307,007
South Africa	—	495,335	—	495,335
South Korea	15,817	792,706	—	808,523
Spain	—	1,082,309	—	1,082,309
Sweden	—	595,625	—	595,625
Switzerland	81,112	1,829,049	—	1,910,161
Taiwan	—	671,757	—	671,757
Thailand	—	86,321	—	86,321
Turkey	—	140,648	—	140,648
United Kingdom	19,785	4,481,781	—	4,501,566
United States	23,363,079	—	—	23,363,079

Total Common Stock	26,989,728	25,704,696	—	52,694,424

Real Estate Investment Trusts	304,643	237,596	—	542,239
Exchange-Traded Funds	13,327,754	—	—	13,327,754
Preferred Stock	197,775	481,087	—	678,862
Rights	—	317	—	317
Warrants	421	74	—	495

Total Investments, at value	$40,820,321	$26,423,770	$—	$67,244,091

See Accompanying Notes to Financial Statements

ING RUSSELL™ GLOBAL LARGE CAP INDEX 75% PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2009:

	Beginning Balance 12/31/2008	Purchases	Issuances	Settlements	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2009
Asset Table
Investments, at value Common Stock	$35,711	$—			$(11,343)	$—	$1,237	$(2,033)	$—	$(23,572)	$—

Total Investments, at value	$35,711	$—	$—	$—	$(11,343)	$—	$1,237	$(2,033)	$—	$(23,572)	$—

As of December 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $880.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transfers into Level 3 represents either the beginning balance (for transfer in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred fom the beginning to the end of the period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009

Shares			Value
COMMON STOCK: 90.1%
Australia: 5.3%
56,076		Amcor Ltd.	$312,194
72,678		AMP Ltd.	438,999
1,943		ASX Ltd.	60,576
59,081		Australia & New Zealand Banking Group Ltd.	1,203,976
28,100		AXA Asia Pacific Holdings Ltd.	164,299
33,018		BlueScope Steel Ltd.	90,977
33,130		Brambles Ltd.	200,930
13,029		Coca-Cola Amatil Ltd.	134,336
36,199		Commonwealth Bank of Australia	1,767,300
23,035		Crown Ltd.	164,822
55,028		Foster’s Group Ltd.	270,694
56,378		Incitec Pivot Ltd.	178,330
49,773		John Fairfax Holdings Ltd.	77,362
8,145		Leighton Holdings Ltd.	276,101
13,000		Lend Lease Corp. Ltd.	120,002
5,255		Macquarie Group Ltd.	225,156
54,750		National Australia Bank Ltd.	1,336,121
23,864		OneSteel Ltd.	71,677
7,924		Orica Ltd.	184,232
27,123		QBE Insurance Group Ltd.	618,954
47,469		Suncorp-Metway Ltd.	367,501
9,579		TABCORP Holdings Ltd.	59,431
380,112		Telstra Corp. Ltd.	1,168,605
25,901		Wesfarmers Ltd.	724,057
57,667		Westpac Banking Corp.	1,302,623

			11,519,255

Austria: 0.2%
1,347	@	Bank of Austria - Escrow	—
14,655		Telekom Austria AG	209,196
8,973		Voestalpine AG	327,815

			537,011

Belgium: 0.3%
12,333		Belgacom S.A.	447,725
898		Mobistar S.A.	61,563
1,931		Solvay S.A.	207,960

			717,248

Brazil: 1.8%
55,700		Banco do Brasil S.A.	950,195
17,100		Centrais Eletricas Brasileiras S.A.	356,929
9,600		Cia de Concessoes Rodoviarias	219,956
4,700		Cia de Saneamento Basico do Estado de Sao Paulo	92,812
11,222		Cia Energetica de Minas Gerais	157,276
18,200		Cia Siderurgica Nacional S.A.	585,411
15,200		CPFL Energia S.A.	308,278
13,700		Light S.A.	204,438
8,800		Natura Cosmeticos S.A.	183,531
14,300		Redecard S.A.	238,196
9,500		Souza Cruz S.A.	315,175
18,700		Tractebel Energia S.A.	231,253

			3,843,450

Canada: 5.3%
13,700		ARC Energy Trust	261,202
13,647		Bank of Montreal	728,771
19,200		Bank of Nova Scotia	903,594
14,600		BCE, Inc.	404,838
5,200		Bell Aliant Regional Communications Income Fund	139,366

Shares		Value
Canada: (continued)
5,600	Biovail Corp.	$78,604
7,200	Bonavista Energy Trust	153,521
11,700	Brookfield Properties Co.	143,195
9,600	Canadian Imperial Bank of Commerce	625,558
16,500	Canadian Oil Sands Trust	471,879
8,500	CI Financial Corp.	178,802
4,700	Cresent Point Energy Corp.	177,466
10,100	Enerplus Resources Fund	233,801
23,650	Great-West Lifeco, Inc.	607,842
17,700	Husky Energy, Inc.	509,075
5,950	IGM Financial, Inc.	241,277
30,100	Manulife Financial Corp.	556,325
3,200	National Bank of Canada	184,317
22,401	Pengrowth Energy Trust	217,402
36,713	Penn West Energy Trust	651,170
9,800	Power Corp. of Canada	273,708
16,300	Power Financial Corp.	484,395
24,056	Royal Bank of Canada	1,297,278
12,000	Sun Life Financial, Inc.	347,086
3,150	TELUS Corp.	102,736
3,800	TELUS Corp.—Non Voting Shares	118,994
13,600	Toronto Dominion Bank	857,729
4,200	Transalta Corp.	94,293
11,424	TransCanada Corp.	395,310
51,200	Yellow Pages Income Fund	263,380

		11,702,914

Chile: 0.2%
1,835,897	Banco de Chile	164,505
3,674,535	Banco Santander Chile S.A.	221,942

		386,447

China: 0.0%
90,000	Zhejiang Expressway Co. Ltd.	82,927

		82,927

Czech Republic: 0.5%
12,228	CEZ A/S	574,145
1,000	Komercni Banka A/S	214,278
15,600	Telefonica O2 Czech Republic A/S	355,931

		1,144,354

Finland: 0.8%
22,361	Fortum OYJ	606,642
3,180	Metso OYJ	111,858
9,782	Neste Oil OYJ	173,826
6,867	Rautaruukki OYJ	158,844
13,872	Sampo OYJ	337,921
2,980	Sanoma-WSOY OYJ	67,233
17,111	UPM-Kymmene OYJ	203,429
2,538	Wartsila OYJ	101,729

		1,761,482

France: 7.8%
5,095	Accor S.A.	278,809
7,584	Bouygues S.A.	392,838
2,429	Casino Guichard Perrachon S.A.	216,412
12,346	Cie de Saint-Gobain	669,724
3,215	CNP Assurances	311,325
38,272	Credit Agricole S.A.	671,668
4,095	Etablissements Maurel et Prom	74,267
89,378	France Telecom S.A.	2,233,400
44,530	Gaz de France	1,929,084

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares		Value
France: (continued)
1,622	Imerys S.A.	$97,102
2,718	Lagardere SCA	110,040
6,831	Legrand S.A.	190,118
1,030	Neopost S.A.	85,011
15,306	PagesJaunes Groupe S.A.	170,605
2,933	PPR	352,063
11,337	Safran S.A.	221,517
23,961	Sanofi-Aventis	1,884,359
7,113	Schneider Electric S.A.	827,047
3,828	Scor S.A.	96,167
5,114	Societe Television Francaise (T.F.1)	93,921
10,197	Suez Environnement S.A.	235,134
53,728	Total S.A.	3,450,943
1,856	Vallourec	335,785
10,658	Veolia Environnement	351,321
10,788	Vinci S.A.	607,052
37,881	Vivendi	1,124,297
1,601	Wendel Investissement	97,283

		17,107,292

Germany: 5.0%
9,544	Allianz AG	1,183,073
24,074	BASF AG	1,489,955
14,799	Deutsche Lufthansa AG	249,892
34,699	Deutsche Post AG	670,620
157,282	Deutsche Telekom AG	2,307,296
43,521	E.ON AG	1,826,752
3,562	K+S AG	203,153
2,566	MAN AG	199,101
4,894	Muenchener Rueckversicherungs AG	762,287
15,886	RWE AG	1,541,613
15,571	ThyssenKrupp AG	585,349

		11,019,091

Greece: 0.3%
13,050	Hellenic Telecommunications Organization S.A.	191,540
14,196	OPAP S.A.	311,889
6,530	Piraeus Bank S.A.	74,934

		578,363

Hong Kong: 0.6%
54,000	CLP Holdings Ltd.	365,449
46,100	Hang Seng Bank Ltd.	678,222
41,500	HongKong Electric Holdings	226,062

		1,269,733

Hungary: 0.1%
35,377	Magyar Telekom Telecommunications PLC	137,209

		137,209

Israel: 0.4%
85,210	Bezeq Israeli Telecommunication Corp. Ltd.	214,839
38,300	Israel Chemicals Ltd.	502,921
5,265	Partner Communications	106,716

		824,476

Italy: 3.6%
98,696	AEM S.p.A.	207,065
12,231	Autostrade S.p.A.	319,867
11,063	Banche Popolari Unite Scpa	158,576
113,200	Edison S.p.A.	172,001

Shares			Value
Italy: (continued)
321,422		Enel S.p.A.	$1,860,835
115,617		ENI S.p.A.	2,944,277
43,231		Mediaset S.p.A.	355,442
27,910	@	Mediobanca S.p.A.	331,561
37,642		Parmalat S.p.A	105,236
32,099		Saras S.p.A.	100,789
88,571		Snam Rete Gas S.p.A.	439,858
281,711		Telecom Italia S.p.A.	439,454
265,912		Telecom Italia S.p.A. RNC	295,345
50,014		Terna S.p.A	215,089

			7,945,395

Japan: 0.7%
12,200		Daiichi Sankyo Co. Ltd.	255,852
5,200		Eisai Co. Ltd.	191,184
25,000		Mitsui OSK Lines Ltd.	132,067
197,700		Mizuho Financial Group, Inc.	355,524
2,400		Oracle Corp. Japan	99,996
13,600		Takeda Pharmaceutical Co. Ltd.	560,337

			1,594,960

Malaysia: 0.7%
9,300		British American Tobacco Malaysia Bhd	116,084
17,300		Digi.com BHD	110,895
32,700		Kuala Lumpur Kepong Bhd	157,244
42,700		Petronas Gas BHD	123,042
100,400		PLUS Expressways Bhd	95,645
84,880		Public Bank BHD	279,880
140,900		Sime Darby Bhd	368,114
173,100		Telekom Malaysia BHD	154,393
252,100		YTL Power International	164,805

			1,570,102

Mexico: 0.1%
23,800		Kimberly-Clark Corp.	106,556

			106,556

Netherlands: 3.5%
5,565		Akzo Nobel NV	369,042
2,682		Boskalis Westminster	103,249
1,418		Fugro NV	81,449
3,936		Koninklijke DSM NV	193,389
20,730		Koninklijke Philips Electronics NV	612,764
15,637		Reed Elsevier NV	191,856
73,328		Royal Dutch Shell PLC - Class A	2,218,918
65,260		Royal Dutch Shell PLC - Class B	1,900,578
43,421		Royal KPN NV	738,047
3,554		SBM Offshore NV	69,730
29,781		Unilever NV	969,275
6,166		Wolters Kluwer NV	134,848

			7,583,145

New Zealand: 0.1%
106,090		Telecom Corp. of New Zealand Ltd.	190,582

			190,582

Norway: 0.9%
2,790		Fred Olsen Energy ASA	106,850
23,700		Orkla ASA	232,517
67,450		Statoil ASA	1,682,178

			2,021,545

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Philippines: 0.2%
7,380		Philippine Long Distance Telephone Co.	$416,639

			416,639

Poland: 0.2%
134,556		Polish Oil & Gas	177,556
46,668		Telekomunikacja Polska S.A.	258,049

			435,605

Portugal: 0.5%
13,985		Brisa-Auto Estradas de Portugal S.A.	143,703
21,096		Cimpor Cimentos de Portugal SG	193,905
73,766		Energias de Portugal S.A.	328,411
35,560		Portugal Telecom SGPS S.A.	433,906

			1,099,925

Russia: 0.6%
23,300		Mechel OAO ADR	438,506
11,900	@	Novolipetsk Steel GDR	365,330
19,300	@	OAO Gazprom ADR	527,855

			1,331,691

Singapore: 0.9%
43,000		DBS Group Holdings Ltd.	467,452
5,000		Jardine Cycle & Carriage Ltd.	95,464
39,000		Keppel Corp. Ltd.	227,180
37,300		Singapore Airlines Ltd.	395,043
30,000		Singapore Exchange Ltd.	176,645
33,000		Singapore Press Holdings Ltd.	85,907
75,000		Singapore Technologies Engineering Ltd.	172,618
54,000		StarHub Ltd.	82,472
25,000		United Overseas Bank Ltd.	347,994

			2,050,775

South Africa: 1.6%
16,724		ABSA Group Ltd.	290,035
40,074		African Bank Investments Ltd.	161,296
14,015		ArcelorMittal South Africa Ltd.	194,195
5,704		Exxaro Resources Ltd.	80,290
157,148		FirstRand Ltd.	388,857
41,807		Growthpoint Properties Ltd.	79,402
21,073		Impala Platinum Holdings Ltd.	576,015
14,000		Kumba Iron Ore Ltd.	575,258
14,036		Nedcor Ltd.	235,878
13,758		Pretoria Portland Cement Co. Ltd.	64,426
24,287		RMB Holdings Ltd.	96,966
61,248		Sanlam Ltd.	188,360
28,473		Standard Bank Group Ltd.	391,080
39,948		Telkom SA Ltd.	201,993
3,291		Tiger Brands Ltd.	76,013

			3,600,064

South Korea: 0.3%
2,056		SK Telecom Co. Ltd.	300,108
5,367		S-Oil Corp.	249,107

			549,215

Spain: 6.7%
11,212		Abertis Infraestructuras S.A.	253,494
7,491		ACS Actividades de Construccion y Servicios S.A.	374,458
85,863		Banco Bilbao Vizcaya Argentaria S.A.	1,564,854
29,775		Banco De Sabadell S.A.	165,390

Shares			Value
Spain: (continued)
18,133		Banco Espanol de Credito SA (Banesto)	$222,131
39,325		Banco Popular Espanol S.A.	288,859
219,431		Banco Santander Central Hispano S.A.	3,626,021
8,748		Banco Santander S.A.	144,228
2,970		Bolsas y Mercados Espanoles	95,793
70,262		Corp. Mapfre S.A.	295,067
94,623		Criteria Caixacorp S.A.	448,184
3,724		Enagas	82,555
4,249		Fomento de Construcciones y Contratas S.A.	180,167
36,671		Gas Natural SDG S.A.	790,456
12,831		Gestevision Telecinco S.A.	186,629
107,280		Iberdrola S.A.	1,028,038
12,384		Inditex S.A.	773,411
31,935		Repsol YPF S.A.	856,962
118,236		Telefonica S.A.	3,309,310

			14,686,007

Sweden: 1.2%
7,400		Atlas Copco AB - Class B	96,489
14,875		Hennes & Mauritz AB	824,622
27,600		Sandvik AB	332,357
11,400		Skanska AB	193,436
13,000		Svenska Handelsbanken AB	370,368
9,900		Tele2 AB - B Shares	152,077
81,100		TeliaSonera AB	586,159

			2,555,508

Switzerland: 2.2%
1,061		Baloise Holding AG	88,092
12,758		Compagnie Financiere Richemont S.A.	429,012
1,146		EMS-Chemie Holding AG	136,799
5,774	@	Holcim Ltd.	448,741
44,517		Novartis AG	2,431,040
14,991		STMicroelectronics NV	137,039
1,251		Swisscom AG	477,773
3,400		Zurich Financial Services AG	743,321

			4,891,817

Taiwan: 4.1%
57,000		Acer, Inc.	171,042
240,000		Advanced Semiconductor Engineering, Inc.	215,423
73,000		Asia Cement Corp.	78,678
90,000		Asustek Computer, Inc.	173,347
293,550		AU Optronics Corp.	351,672
620,532		China Steel Corp.	639,844
296,052		Chunghwa Telecom Co. Ltd.	552,145
171,714		Compal Electronics, Inc.	237,190
73,011		Delta Electronics, Inc.	229,675
120,360		Far Eastern Textile Co. Ltd.	150,496
88,159		Far EasTone Telecommunications Co. Ltd.	105,560
260,350		First Financial Holding Co. Ltd.	161,392
300,245		Formosa Chemicals & Fibre Co.	650,958
315,180		Formosa Petrochemical Corp.	811,160
256,800		Formosa Plastics Corp.	541,045
22,050		High Tech Computer Corp.	252,618
21,200		MediaTek, Inc.	368,341
470,000		Mega Financial Holdings Co. Ltd.	270,782
468,650		Nan Ya Plastics Corp.	851,788
91,220		Quanta Computer, Inc.	197,916
170,560		Siliconware Precision Industries Co.	232,497
76,000		Taiwan Cement Corp.	80,699

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares			Value
Taiwan: (continued)
72,000		Taiwan Mobile Co. Ltd.	$140,364
624,427		Taiwan Semiconductor Manufacturing Co. Ltd.	1,258,517
84,000		Uni-President Enterprises Corp.	103,566
388,000	@	United Microelectronics Corp.	209,614

			9,036,329

Thailand: 0.3%
96,900		Advanced Info Service PCL	251,407
218,100		Krung Thai Bank PCL	64,349
39,700		PTT Chemical PCL	87,767
26,100		Siam Cement PCL	183,822
55,500		Thai Oil PCL	71,147

			658,492

Turkey: 0.4%
11,942		Tupras Turkiye Petrol Rafine	236,941
119,100		Turk Telekomunikasyon AS	364,569
49,538		Turkcell Iletisim Hizmet AS	351,358

			952,868

United Kingdom: 10.9%
5,483		Admiral Group PLC	104,839
8,966		Amlin PLC	51,771
23,892		Antofagasta PLC	380,063
17,393		Ashmore Group PLC	76,115
27,850		AstraZeneca PLC	1,308,871
63,084		Aviva PLC	401,286
65,406		BAE Systems PLC	378,548
503,613		BP PLC	4,862,956
37,034		British American Tobacco PLC	1,202,245
423,168		BT Group PLC	921,587
73,891		Cable & Wireless PLC	168,097
108,893		Centrica PLC	493,235
39,496		Diageo PLC	689,051
19,017		Drax Group PLC	126,783
103,684		GlaxoSmithKline PLC	2,198,707
16,646		Home Retail Group	75,497
316,829		HSBC Holdings PLC	3,614,487
27,199		International Power PLC	135,530
9,092		Investec PLC	62,123
31,196		J Sainsbury PLC	162,661
158,551		Legal & General Group PLC	203,971
51,700		Man Group PLC	255,157
46,724		Marks & Spencer Group PLC	301,881
62,962		National Grid PLC	687,224
17,686		Pearson PLC	253,581
42,801		Prudential PLC	438,121
81,528		Royal & Sun Alliance Insurance Group	158,391
18,409		Scottish & Southern Energy PLC	344,575
4,950		Severn Trent PLC	86,491
12,390		Smiths Group PLC	201,980
60,283		Standard Life PLC	209,385
15,918		Thomas Cook Group PLC	58,804
29,547		United Utilities Group PLC	236,175
1,268,952		Vodafone Group PLC	2,938,522
3,107		Whitbread PLC	70,503

			23,859,213

United States: 21.8%
15,800		Alcoa, Inc.	254,696
2,500		Alliant Energy Corp.	75,650

Shares		Value
United States: (continued)
12,300	Allstate Corp.	$369,492
61,350	Altria Group, Inc.	1,204,301
8,850	Ameren Corp.	247,358
10,100	American Electric Power Co., Inc.	351,379
152,150	AT&T, Inc.	4,264,765
2,900	Avery Dennison Corp.	105,821
212,680	Bank of America Corp.	3,202,961
16,250	BB&T Corp.	412,263
47,200	Bristol-Myers Squibb Co.	1,191,800
12,600	Caterpillar, Inc.	718,074
25,700	CBS Corp. - Class B	361,085
14,200	CenterPoint Energy, Inc.	206,042
7,743	CenturyTel, Inc.	280,374
4,200	Cincinnati Financial Corp.	110,208
5,900	Comerica, Inc.	174,463
7,450	Consolidated Edison, Inc.	338,454
4,300	Constellation Energy Group, Inc.	151,231
3,400	Diamond Offshore Drilling	334,628
11,900	Dominion Resources, Inc.	463,148
31,850	Dow Chemical Co.	880,016
5,900	DTE Energy Co.	257,181
33,150	Duke Energy Corp.	570,512
1,300	Eastman Chemical Co.	78,312
3,600	Eaton Corp.	229,032
6,700	Edison International	233,026
23,250	EI Du Pont de Nemours & Co.	782,828
26,450	Eli Lilly & Co.	944,530
11,200	Exelon Corp.	547,344
5,300	Fidelity National Title Group, Inc.	71,338
10,100	Fifth Third Bancorp.	98,475
7,700	FirstEnergy Corp.	357,665
2,500	Fortune Brands, Inc.	108,000
31,850	Frontier Communications Corp.	248,749
407,750	General Electric Co.	6,169,258
3,250	Genuine Parts Co.	123,370
5,800	Harley-Davidson, Inc.	146,160
9,700	Hartford Financial Services Group, Inc.	225,622
6,400	HJ Heinz Co.	273,664
3,150	Integrys Energy Group, Inc.	132,269
8,250	International Paper Co.	220,935
10,600	Keycorp	58,830
8,500	Kimberly-Clark Corp.	541,535
27,950	Kraft Foods, Inc.	759,681
1,900	Legg Mason, Inc.	57,304
4,800	Leggett & Platt, Inc.	97,920
6,700	Limited Brands, Inc.	128,908
6,400	Lincoln National Corp.	159,232
3,200	Lorillard, Inc.	256,736
1,900	M&T Bank Corp.	127,091
8,700	Marsh & McLennan Cos., Inc.	192,096
12,000	Masco Corp.	165,720
6,200	Mattel, Inc.	123,876
5,800	Maxim Integrated Products	117,740
4,100	MeadWestvaco Corp.	117,383
48,800	Merck & Co., Inc.	1,783,152
5,300	Microchip Technology, Inc.	154,018
13,950	New York Community Bancorp., Inc.	202,415
6,000	Newell Rubbermaid, Inc.	90,060
6,200	NiSource, Inc.	95,356
1,800	NSTAR	66,240
2,100	OGE Energy Corp.	77,469
5,900	Old Republic International Corp.	59,236
2,000	Oneok, Inc.	89,140

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Shares		Value
United States: (continued)
6,650	Pacific Gas & Electric Co.	$296,923
8,450	Paychex, Inc.	258,908
7,200	Pepco Holdings, Inc.	121,320
200,200	Pfizer, Inc.	3,641,638
39,800	Philip Morris International, Inc.	1,917,962
3,100	Pinnacle West Capital Corp.	113,398
7,200	Pitney Bowes, Inc.	163,872
3,300	PPG Industries, Inc.	193,182
7,000	Progress Energy, Inc.	287,070
64,400	Qwest Communications International, Inc.	271,124
51,950	Regions Financial Corp.	274,816
10,400	Reynolds American, Inc.	550,888
6,800	RR Donnelley & Sons Co.	151,436
18,000	Sara Lee Corp.	219,240
2,600	SCANA Corp.	97,968
17,850	Southern Co.	594,762
16,900	Southern Copper Corp.	556,179
16,000	Spectra Energy Corp.	328,160
13,150	SunTrust Bank	266,814
7,100	TECO Energy, Inc.	115,162
9,100	Textron, Inc.	171,171
51,400	US Bancorp.	1,157,014
67,000	Verizon Communications, Inc.	2,219,710
1,900	Vulcan Materials Co.	100,073
6,250	Weyerhaeuser Co.	269,625
24,250	Windstream Corp.	266,508
9,450	Xcel Energy, Inc.	200,529

		47,843,069

	Total Common Stock (Cost $194,838,869)	197,610,754

REAL ESTATE INVESTMENT TRUSTS: 2.5%
Canada: 0.1%
11,048	RioCan Real Estate Investment Trust	209,689

		209,689

France: 0.6%
2,067	Fonciere Des Regions	211,357
3,524	Gecina S.A.	383,181
1,341	ICADE	128,391
4,248	Klepierre	172,109
2,175	Unibail	477,803

		1,372,841

Netherlands: 0.1%
2,041	Corio NV	139,053

		139,053

United Kingdom: 0.3%
18,900	British Land Co. PLC	145,537
25,570	Land Securities Group PLC	281,438
55,939	Segro PLC	310,280

		737,255

United States: 1.4%
2,600	AMB Property Corp.	66,430
1,800	AvalonBay Communities, Inc.	147,798
3,500	Boston Properties, Inc.	234,745
9,700	Duke Realty Corp.	118,049
9,300	Equity Residential	314,154
1,000	Federal Realty Investment Trust	67,720
9,600	HCP, Inc.	293,184

Shares		Value
United States: (continued)
4,400	Health Care Real Estate Investment Trust, Inc.	$195,008
17,600	Kimco Realty Corp.	238,128
2,300	Liberty Property Trust	73,623
2,500	Nationwide Health Properties, Inc.	87,950
5,200	Plum Creek Timber Co., Inc.	196,352
20,900	Prologis	286,121
1,600	Rayonier, Inc.	67,456
2,900	Realty Income Corp.	75,139
4,200	Senior Housing Properties Trust	91,854
4,100	Ventas, Inc.	179,334
4,413	Vornado Realty Trust	308,645

		3,041,690

	Total Real Estate Investment Trusts (Cost $4,626,922)	5,500,528

EXCHANGE-TRADED FUNDS: 7.6%
Developed Markets: 4.3%
170,013	iShares MSCI EAFE Index Fund	9,401,719

		9,401,719

Emerging Markets: 1.0%
50,767	iShares MSCI Emerging Markets Index Fund	2,106,831

		2,106,831

United States: 2.3%
95,206	iShares S&P 500 Value Index Fund	5,046,870

		5,046,870

	Total Exchange-Traded Funds
	(Cost $16,236,465)	16,555,420

WARRANTS: 0.0%
France: 0.0%
2,067	Fonciere Des Regions	1,745

		1,745

Italy: 0.0%
26,581	Mediobanca S.p.A.	4,180

		4,180

	Total Warrants
	(Cost $1,226)	5,925

	Total Long-Term Investments
	(Cost $215,703,482)	219,672,627

SHORT-TERM INVESTMENTS: 0.1%
Affiliated Mutual Fund: 0.1%
283,000	ING Institutional Prime Money Market Fund — Class I		283,000

	Total Short-Term Investments (Cost $283,000)		283,000

	Total Investments in Securities (Cost $215,986,482)*	100.3%	$219,955,627
	Other Assets and Liabilities — Net	(0.3)	(697,657)

	Net Assets	100.0%	$219,257,970

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

*	Cost for federal income tax purposes is $219,971,038.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$16,147,202
Gross Unrealized Depreciation	(16,162,613)

Net Unrealized Depreciation	$(15,411)

Industry	Percentage of Net Assets
Aerospace/Defense	0.3%
Agriculture	2.6
Airlines	0.3
Apartments	0.2
Apparel	0.1
Banks	14.7
Beverages	0.5
Building Materials	0.9
Chemicals	3.4
Coal	0.0
Commercial Services	0.8
Computers	0.5
Cosmetics/Personal Care	0.1
Distribution/Wholesale	0.1
Diversified	1.2
Diversified Financial Services	1.3
Electric	8.8
Electrical Components & Equipment	0.6
Electronics	0.4
Engineering & Construction	1.0
Entertainment	0.2
Food	1.4
Forest Products & Paper	0.5
Gas	1.0
Hand/Machine Tools	0.2
Health Care	0.4
Holding Companies—Diversified	0.4
Household Products/Wares	0.3

Industry	Percentage of Net Assets
Housewares	0.0
Insurance	4.7
Investment Companies	0.1
Iron/Steel	1.8
Leisure Time	0.1
Lodging	0.2
Machinery—Construction & Mining	0.4
Machinery—Diversified	0.1
Media	1.6
Metal Fabricate/Hardware	0.2
Mining	0.9
Miscellaneous Manufacturing	3.2
Office Property	0.2
Office/Business Equipment	0.1
Oil & Gas	10.6
Oil & Gas Services	0.1
Packaging & Containers	0.1
Pharmaceuticals	7.5
Pipelines	0.4
Real Estate	0.2
Retail	1.7
Savings & Loans	0.1
Semiconductors	1.2
Shopping Centers	0.2
Single Tenant	0.0
Software	0.0
Telecommunications	13.5
Toys/Games/Hobbies	0.1
Transportation	0.4
Warehouse/Industrial	0.2
Water	0.5
Other Long-Term Investments	7.6
Short-Term Investments	0.1
Other Assets and Liabilities—Net	(0.3)

Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2009 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2009 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2009
Asset Table
Investments, at value
Common Stock
Australia	$—	$11,519,255	$—	$11,519,255
Austria	—	537,011	—	537,011
Belgium	—	717,248	—	717,248
Brazil	3,843,450	—	—	3,843,450
Canada	11,702,914	—	—	11,702,914
Chile	386,447	—	—	386,447
China	—	82,927	—	82,927
Czech Republic	—	1,144,354	—	1,144,354
Finland	—	1,761,482	—	1,761,482
France	—	17,107,292	—	17,107,292
Germany	—	11,019,091	—	11,019,091
Greece	—	578,363	—	578,363
Hong Kong	—	1,269,733	—	1,269,733
Hungary	—	137,209	—	137,209
Israel	—	824,476	—	824,476
Italy	—	7,945,395	—	7,945,395
Japan	—	1,594,960	—	1,594,960
Malaysia	—	1,570,102	—	1,570,102
Mexico	106,556	—	—	106,556
Netherlands	—	7,583,145	—	7,583,145
New Zealand	—	190,582	—	190,582
Norway	—	2,021,545	—	2,021,545
Philippines	—	416,639	—	416,639
Poland	—	435,605	—	435,605
Portugal	—	1,099,925	—	1,099,925
Russia	1,331,691	—	—	1,331,691
Singapore	—	2,050,775	—	2,050,775
South Africa	—	3,600,064	—	3,600,064
South Korea	—	549,215	—	549,215
Spain	—	14,686,007	—	14,686,007
Sweden	—	2,555,508	—	2,555,508
Switzerland	—	4,891,817	—	4,891,817
Taiwan	—	9,036,329	—	9,036,329
Thailand	—	658,492	—	658,492
Turkey	—	952,868	—	952,868
United Kingdom	—	23,859,213	—	23,859,213
United States	47,843,069	—	—	47,843,069

Total Common Stock	65,214,127	132,396,627	—	197,610,754

Real Estate Investment Trusts	3,251,379	2,249,149	—	5,500,528
Exchange-Traded Funds	16,555,420	—	—	16,555,420
Warrants	1,745	4,180	—	5,925
Short-Term Investments	283,000	—	—	283,000

Total Investments, at value	$85,305,671	$134,649,956	$—	$219,955,627

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are catagorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Russell™ Large Cap Index Portfolio
Class ADV	NII	$—
Class I	NII	$0.0009
Class S	NII	$—
Class S2	NII	$0.0009

ING U.S. Bond Index Portfolio
Class ADV	NII	$0.1975
Class I	NII	$0.2366
Class S	NII	$0.2115
Class S2	NII	$0.2053
All Classes	STCG	$0.0812
All Classes	LTCG	$0.0017

ING Hang Seng Index Portfolio
Class ADV	NII	$0.0195
Class I	NII	$0.0612
Class S	NII	$0.0503
Class S2	NII	$0.0275
All Classes	ROC	$0.0120

ING Russell™ Global Large Cap Index 75% Portfolio
Class ADV	NII	$0.1475
Class I	NII	$0.1935
Class S	NII	$0.1735

NII - Net investment income

ROC - Return of capital

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Russell™ Large Cap Index Portfolio	100.00%

ING Russell™ Global Large Cap Index 75% Portfolio	33.66%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2009. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*

ING Dow Jones Euro STOXX 50® Index Portfolio	$721,635	$0.0102	80.74%

ING Hang Seng Index Portfolio	$7,320	$0.0007	54.65%

ING International Index Portfolio	$950,568	$0.0236	84.90%

ING Japan Equity Index Portfolio	$72,874	$0.0014	72.81%

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	$635,906	$0.0224	71.91%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	42	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	42	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 72	Director	June 1991 - Present	President, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	42	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present).	42	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008)	42	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona Age: 59	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	42	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships held by Director
Directors who are “Interested Persons”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)	178	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)	Directors/Trustees serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006)

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	March 2006 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present).

William Evans 10 State House Square Hartford, Ct 06103 Age: 37	Vice President	September 2007 - Present	Vice President, Head of Manager, Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008); and Tax Senior , ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2010, followed by specific considerations with respect to each Fund covered this report (each a “Portfolio”).

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Advisor and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Funds, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Portfolio, are set forth below under “Portfolio-by-Portfolio Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio are set forth below under “Portfolio-by-Portfolio Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2010, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2009 and the management fees and expense data described below are as of June 30, 2009.

ING International Index Portfolio

In evaluating the investment performance of ING International Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the MSCI EAFE Index and that when the performance of the index is adjusted for expenses, the Portfolio is closely tracking the index. Additionally, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for the year-to-date period but outperformed for the most recent calendar quarter and one-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and in the third quintile for the year-to-date and one-year periods. The Board concluded that, due to the short operating history of the Portfolio, and the fact that such operating history was during a period of high market volatility, more time is needed to evaluate the effectiveness of the Adviser and the Sub-Adviser in implementing the Portfolio’s investment objectives.

In assessing the reasonableness of the management fee and expense ratio for ING International Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

ING Russell Global LargeCap Index 75% Portfolio

In evaluating the investment performance of ING Russell Global LargeCap Index 75% Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the third quintile for the one-year period and in the fourth quintile for the most recent calendar quarter and year-to-date period.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Global LargeCap Index 75% Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

The Board noted that the Portfolio was established to serve as an underlying investment option for variable annuity products offered by certain insurance companies that are affiliates of the Adviser, and that management has informed the Board that the affiliated insurance companies no longer offer the Portfolio as an underlying investment option for variable annuity contracts. Further, the Board noted that management no longer considers the Portfolio to be viable, and accordingly, has recommended, and the Board has approved, the liquidation of the Portfolio, subject to shareholder approval, in April 2010. In approving the Agreements for the Portfolio, the Board determined that it was in the interests of the shareholders of the Funds that the existing Agreements be extended to cover the period between the expiration of the existing agreements and the liquidation of the Portfolio.

ING Russell Large Cap Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell Top 200 Index and that when the performance of the index is adjusted for expenses, the Portfolio is closely tracking the index. Additionally, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for all periods presented. The Board concluded that due to the short operating history of the Portfolio, and the fact that such operating history was during a period of high market volatility more time is needed to evaluate the effectiveness of the Adviser and the Sub-Adviser in pursuing the Portfolio’s investment objectives.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Large Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Russell Mid Cap Index Portfolio

In evaluating the investment performance of ING Russell Mid Cap Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell Midcap Index and that when the performance of the index is adjusted for expenses, the Portfolio is closely tracking the index. Additionally, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and year-to-date periods and in the third quintile for the one-year period. The Board concluded that, due to the short operating history of the Portfolio, and the fact that such operating history was during a period of high market volatility, more time is needed to evaluate the effectiveness of the Adviser and the Sub-Adviser in pursuing the Portfolio’s investment objectives.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Mid Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

ING Russell Small Cap Index Portfolio

In evaluating the investment performance of ING Russell Small Cap Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell 2000 Index and that when the performance of the index is adjusted for expenses, the Portfolio is closely tracking the index. Additionally, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and in the fourth quintile for the year-to-date and one-year periods. The Board concluded that due to the short operating history of the Portfolio, and the fact that such operating history was during a period of high market volatility more time is needed to evaluate the effectiveness of the Adviser and the Sub-Adviser in pursuing the Portfolio’s investment objectives.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Small Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING WisdomTree Global High-Yielding Equity Index Portfolio

In evaluating the investment performance of ING WisdomTree Global High-Yielding Equity Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of WisdomTree Global High-Yielding Equity Index Portfolio and that when the performance of the index is adjusted for expenses, the Portfolio is closely tracking the index. Additionally, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its benchmark index for all periods presented; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, in the third quintile for the year-to-date period and in the fourth quintile for the one-year period. The Board concluded that the performance of the Portfolio has been satisfactory and that, due to the short operating history of the Portfolio, and the fact that such operating history was during a period of high market volatility, more time is necessary to evaluate the effectiveness of the Adviser and Sub-Adviser in pursuing the Portfolio’s investment objective.

In assessing the reasonableness of the management fee and expense ratio for ING WisdomTree Global High-Yielding Equity Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING U.S. Bond Index Portfolio

In evaluating the investment performance of ING U.S. Bond Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of Barclay’s Capital U.S. Aggregate Bond Index and that when the performance of the index is adjusted for expenses, the Portfolio is closely tracking

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the index. Additionally, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter and one-year periods and in the fifth quintile for the year-to-date period. The Board concluded that the performance of the Portfolio has been satisfactory and that, due to the short operating history of the Portfolio, and the fact that such operating history was during a period of high market volatility, more time is necessary to evaluate the effectiveness of the Adviser and Sub-Adviser in pursuing the Portfolio’s investment objective.

In assessing the reasonableness of the management fee and expense ratio for ING U.S. Bond Index Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Overview of the Review Process

At meetings held on March 19, 2009 and June 3, 2009, the Board of the Company including all of the independent directors who are not “interested persons” of the Company (the “Independent Directors”), authorized the establishment of the following new mutual funds to operate within the ING complex of mutual funds (the “ING Funds”): ING Japan Equity Index Portfolio, ING FTSE Index Portfolio, and ING Dow Jones Euro Stoxx 50 Portfolio (the “New Funds”). In connection with the establishment of the New Funds, the Board, including all of the Independent Directors, also voted to approve (i) investment advisory agreements (the “Advisory Agreements”) for each New Fund with ING Investments, LLC (the “Adviser”) and (ii) a sub-advisory agreement (the “IIM Agreement”) between the Adviser and ING Investment Management Co. (“IIM”) with respect to each New Fund (IIM being referred to as the “Sub-Adviser” and the IIM Agreements being referred to as the “Sub-Advisory Agreements”). Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors.

The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information received from the Adviser and the Sub-Adviser in connection with the establishment of the New Funds and as part of the annual contract approval process for other ING Funds advised and sub-advised by the Adviser and IIM, respectively. Such information included the following: (1) comparative data regarding management fees, including data regarding the fees charged by the Adviser and the Sub-Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the New Funds; (2) comparative data regarding the proposed expense ratio of each New Fund and the expense ratio of a selected peer group of similar funds (the “Selected Peer Group”); (3) copies of each form of advisory agreement and sub-advisory agreement; (4) copies of the codes of ethics of the Adviser and of the Sub-Adviser, together with information relating to the manner in which each code is administered; (5) financial statements of the Adviser and of the Sub-Adviser; (6) profitability analyses for the Adviser and its affiliated companies with respect to each New Fund; (7) descriptions of the qualifications of the investment personnel expected to be responsible for managing each New Fund and their responsibilities with respect to managing other accounts or mutual funds; (8) descriptions of the services expected to be provided to the New Funds, including the investment strategies and techniques used by the Sub-Adviser in managing the New Funds; (9) data relating to brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the New Funds’ brokerage; (10) descriptions of the business continuity and disaster recovery plans of the Adviser and the Sub-Adviser; (11) descriptions of various compliance programs of the Adviser and the Sub-Adviser, including the Adviser’s programs for monitoring and enforcing compliance with the ING Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; and (12) other information relevant to an evaluation of the nature, extent and quality of the services expected to be provided by the Adviser and the Sub-Adviser in response to a series of detailed questions presented by Goodwin Procter LLP, independent legal counsel (“Independent Counsel”) on behalf of the Independent Directors. The Contracts Committee relied upon this information in evaluating the qualifications of the Adviser and the Sub-Adviser to manage the New Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In addition, the Contracts Committee considered information relating specifically to the investment objectives and investment policies of each New Fund and the ability of the Adviser and Sub-Adviser to pursue the New Fund’s investment objective by implementing these investment policies. For each New Fund, the Board considered, among other things, the Sub-Adviser’s experience with the management of other index-based mutual funds and similar products, the unique characteristics of the index that each New Fund is proposed to track and whether the Sub-Adviser proposes to use a replication or optimization strategy to manage the New Funds. Prior to voting to recommend approval of the Advisory and Sub-Advisory Agreements for each New Fund, the Contracts Committee and/or the Board received presentations from the Adviser and the Sub-Adviser regarding the investment strategies to be used in pursuing the New Fund’s investment objective.

The Independent Directors were assisted by Independent Counsel throughout this process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and was not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements, the Board evaluated the nature, extent and quality of services that will be provided to the New Funds by the Adviser and the Sub-Adviser. Specifically, the Board considered the quantity and quality of the resources available to provide such services and the qualifications of the individuals that will be responsible for performing various investment services for the New Funds. The Board also considered the quality of the compliance programs of the Adviser and of the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser will monitor for compliance with the investment policies and restrictions of the New Funds, the Codes of Ethics of the Adviser and the Sub-Adviser with respect to personal trading by employees with access to portfolio information, and other compliance related matters. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board noted that, in connection with its annual contract review process, it had considered a variety of other matters bearing on the nature, extent and quality of the services provided to all of the ING Funds, including the actions taken by the Adviser and its affiliated companies to administer the ING Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board had also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities, including the U.S. Securities and Exchange Commission. The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the ING Funds, including fees and expenses for transfer agency, custody and audit services. The Board specifically noted that the Adviser and its affiliated companies have significantly reduced the brokerage costs of the ING Funds and their portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the ING Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of ING Funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the New Funds may realize because the New Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services to be provided by the Adviser and the Sub-Adviser for each New Fund, taken as a whole, can be expected to be consistent with the terms of the respective Advisory and Sub-Advisory Agreements and that the fees to be paid for such service are fair and reasonable.

The Board noted that the New Funds have no prior performance record. Based on this information, the Board concluded that the Sub-Adviser can be expected to achieve satisfactory performance in managing the portfolios of the New Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the proposed contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the New Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered each New Fund’s proposed management fee and total expense ratio, as compared to its proposed Selected Peer Group. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services to be provided in managing the New Funds. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser, the Board concluded with respect to each New Fund that the management fee to be charged to each New Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of each New Fund is reasonable.

Profitability

The Board considered information relating to the revenues, expenses, and profits expected to be realized by the Adviser and its affiliated companies attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to the Adviser and its affiliated companies, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each New Fund both with and without the profitability of the distributor of the New Funds and both before and after giving effect to any expenses expected to be incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each New Fund. The Board also considered other direct or indirect benefits that the Adviser and the Sub-Adviser, and any affiliated companies thereof, will derive from their relationships with the New Funds, including the receipt by ING U.S. Financial Services, an affiliate of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by the Sub-Adviser of “soft dollar” benefits from the New Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits expected to be realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each New Fund are reasonable.

In considering the reasonableness of the management fee of each New Fund, the Board considered the extent to which economies of scale can be expected to be realized by the New Fund’s Adviser and its affiliated companies, on the one hand, and by the New Fund, on the other hand, as the assets of the New Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more New Funds. The Board also reviewed information regarding the projected expense ratio of each New Fund in light of projected changes in the assets of the New Fund, noting that, as the assets of a New Fund increase, the fixed expenses of the New Fund, as a percentage of the total assets of the New Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the New Funds. Based upon the foregoing, the Board concluded that the fee schedules for each New Fund can be expected to result in an equitable sharing among the New Fund, the Adviser and the Sub-Adviser of the benefits from economies of scale as assets grow.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AVIPALL	(1209-022310)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                 Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $284,596 for year ended December 31, 2009 and $197,841 for year ended December 31, 2008.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $47,905 for year ended December 31, 2009 and $27,950 for year ended December 31, 2008.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $103,801 in the year ended December 31, 2009 and $64,924 in the year ended December 31, 2008.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $7,500 in the year ended December 31, 2009 and $5,000 in the year ended December 31, 2008.

(e) (1)     Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

5

VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 10, 2008

6

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services — See Appendix C for tax services associated with fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,200 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course

8

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	Ö		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	Ö		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:    2009

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

13

(e) (2)                     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,106,219 for year ended December 31, 2009 and $1,826,535 for year ended December 31, 2008.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

14

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 4, 2010

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 4, 2010

16